UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number    811-21265

                              Invesco Exchange-Traded Fund Trust

(Exact name of registrant as specified in charter)

3500 Lacey Road

                         Downers Grove, IL 60515

(Address of principal executive offices) (Zip code)

Daniel E. Draper

President

3500 Lacey Road

                             Downers Grove, IL 60515

(Name and address of agent for service)

Registrant’s telephone number, including area code:800-983-0903

Date of fiscal year end:  April 30

Date of reporting period:  April 30, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Invesco Annual Report to Shareholders

April 30, 2019

DWAQ	Invesco DWA NASDAQ Momentum ETF

PWC	Invesco Dynamic Market ETF

PRF	Invesco FTSE RAFI US 1000 ETF

PRFZ	Invesco FTSE RAFI US 1500 Small-Mid ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for U.S. equities. Throughout the summer, U.S. equities moved higher as corporate profits surged amid the benefit of corporate tax cuts and improving global economic growth. Several U.S. equity indexes reached new highs despite potential headwinds, including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October 2018, as U.S. equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the U.S. and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June, September and December 2018. Following December’s Fed meeting, the Fed raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, which signaled a slightly more dovish stance than expected.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Equity markets rebounded at the start of 2019, fueled by optimism about a potential U.S.-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data were mixed and overseas growth appeared to be slowing. By the end of the fiscal year, the U.S. equity market generally recovered the losses from fourth quarter 2018, backed by improving investor sentiment, low unemployment and a growing economy.

[1]	Source: Bloomberg
[2]	Source: U.S. Federal Reserve

3

DWAQ	Manager’s Analysis
Invesco DWA NASDAQ Momentum ETF (DWAQ)

As an index fund, the Invesco DWA NASDAQ Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® NASDAQ Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

After giving each eligible security a momentum score, Dorsey, Wright and Associates LLC (the “Index Provider”) Index Provider selects approximately 100 common stocks for inclusion in the Index from an eligible universe of approximately 1,000 securities of large capitalization companies that trade on The NASDAQ Stock Market LLC and that are included in the NASDAQ Composite Index (the “Benchmark Index”). Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses its proprietary methodology to determine a “momentum” score for each security within the universe of eligible securities. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe. The Index Provider includes in the Index the 100 securities with the highest momentum scores, with higher scoring securities receiving larger weights within the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 7.72%. On a net asset value (“NAV”) basis, the Fund returned 7.92%. During the same time period, the Index returned 8.59%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the NASDAQ Composite Index (the “Benchmark Index”) returned 15.82%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,639 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the information technology sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors, respectively. The real estate sector detracted most significantly from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Tandem Diabetes Care, Inc., a health care company (portfolio average weight of 1.81%) and Mirati Therapeutics Inc., a health care company (portfolio average weight of 1.78%). Positions that detracted most significantly from the Fund’s return during this period included Viking Therapeutics, a health care company (no longer held at fiscal year-end), and Inogen, Inc., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Health Care	35.8
Information Technology	27.9
Consumer Discretionary	9.9
Industrials	7.5
Financials	7.2
Communication Services	5.0
Consumer Staples	3.5
Sector Types Each Less Than 3%	3.2
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

4

Invesco DWA NASDAQ Momentum ETF (DWAQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Exact Sciences Corp.	2.9
Credit Acceptance Corp.	2.8
MGP Ingredients, Inc.	2.5
Tandem Diabetes Care, Inc.	2.4
Amazon.com, Inc.	2.4
Five9, Inc.	2.2
Mirati Therapeutics, Inc.	2.2
Intuit, Inc.	2.2
Atrion Corp.	2.2
CareDx, Inc.	2.2
Total	24.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® NASDAQ Technical LeadersTM Index	8.59%	18.04%	64.46%	12.59%	80.95%	14.20%	277.16%	9.86%	349.96%
NASDAQ Composite Index	15.82	20.58	75.31	15.82	108.37	18.10	427.65	12.31	540.76
Fund
NAV Return	7.92	17.29	61.34	11.87	75.22	13.42	252.15	9.15	305.61
Market Price Return	7.72	17.27	61.28	11.86	75.15	13.41	251.93	9.13	304.86

5

Invesco DWA NASDAQ Momentum ETF (DWAQ) (continued)

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.82% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® NASDAQ Technical Leaders Index performance is comprised of the performance of the Dynamic OTC IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

6

PWC	Manager’s Analysis
Invesco Dynamic Market ETF (PWC)

As an index fund, the Invesco Dynamic Market ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Market IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of stocks that ICE Data Indices, LLC (the “Index Provider”), strictly in accordance with its guidelines and mandated procedures, includes pursuant to a proprietary selection methodology. Stocks are selected from the top of each sector and size category in a manner designed to produce an index with sector and size dispersion similar to the overall broad market. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.89%. On a net asset value (“NAV”) basis, the Fund returned 3.00%. During the same time period, the Index returned 3.70%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, as well as trading costs around the rebalances that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the communication services sector and most underweight in the real estate sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to stock selection in the information technology, health care, and industrial sectors.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and financial sectors, respectively. The health care and materials sectors were the largest detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included lululemon athletica Inc., a consumer discretionary company (no longer held at fiscal year-end) and Mastercard Inc., Class A., an information technology company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Micron Technology, Inc., an information technology company (no longer held at fiscal year-end) and NetApp, Inc., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	20.7
Financials	14.9
Health Care	14.0
Consumer Discretionary	11.3
Industrials	10.1
Communication Services	9.7
Consumer Staples	7.5
Energy	5.7
Utilities	3.3
Materials	2.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Verizon Communications, Inc.	3.6
Automatic Data Processing, Inc.	3.2
Keysight Technologies, Inc.	3.1
Sprint Corp.	3.0
First Data Corp., Class A	3.0
Xilinx, Inc.	3.0
Procter & Gamble Co. (The)	2.7
Allergan PLC	2.7
Keurig Dr Pepper, Inc.	2.7
Baxter International, Inc.	2.6
Total	29.6

*	Excluding money market fund holdings.

7

Invesco Dynamic Market ETF (PWC) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Market IntellidexSM Index	3.70%	13.71%	47.02%	9.18%	55.15%	14.34%	282.07%	10.33%	381.98%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	9.80	346.03
Fund
NAV Return	3.00	12.95	44.11	8.42	49.79	13.55	256.38	9.63	335.04
Market Price Return	2.89	12.91	43.96	8.40	49.64	13.54	256.17	9.62	334.52

Fund Inception: May 1, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.61% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

8

PRF	Manager’s Analysis
Invesco FTSE RAFI US 1000 ETF (PRF)

As an index fund, the Invesco FTSE RAFI US 1000 ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US 1000 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of 1,000 common stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of the largest U.S. companies based on the following four fundamental measures: book value, cash flow, sales and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 8.32%. On a net asset value (“NAV”) basis, the Fund returned 8.40%. During the same time period, the Index returned 8.77%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 980 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large-cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its underweight allocation to the information technology sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The energy sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Microsoft Corp., an information technology company (portfolio average weight of 1.57%) and Apple, Inc., an information technology company (portfolio average weight of 2.58%). Positions that detracted most significantly from the Fund’s return during this period included General Electric Co., an industrials company (portfolio average weight of 1.02%) and CVS Health Corp., a health care company (portfolio average weight of 0.64%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	19.3
Information Technology	13.8
Health Care	10.3
Industrials	10.2
Consumer Discretionary	9.4
Energy	8.6
Communication Services	8.5
Consumer Staples	8.4
Utilities	4.6
Materials	3.6
Real Estate	3.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Apple, Inc.	2.7
Exxon Mobil Corp.	2.4
Berkshire Hathaway, Inc., Class B	2.0
AT&T, Inc.	1.9
JPMorgan Chase & Co.	1.9
Microsoft Corp.	1.7
Chevron Corp.	1.5
Verizon Communications, Inc.	1.5
Wells Fargo & Co.	1.4
Bank of America Corp.	1.3
Total	18.3

*	Excluding money market fund holdings.

9

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US 1000 Index	8.77%	11.96%	40.36%	9.22%	55.40%	15.59%	325.77%	9.10%	220.35%
Russell 1000® Index	13.33	14.82	51.38	11.41	71.63	15.39	318.55	8.89	212.30
Fund
NAV Return	8.40	11.56	38.83	8.82	52.60	15.17	310.49	8.65	203.11
Market Price Return	8.32	11.57	38.86	8.83	52.68	15.17	310.53	8.67	203.90

Fund Inception: December 19, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

10

PRFZ	Manager’s Analysis
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

As an index fund, the Invesco FTSE RAFI US 1500 Small-Mid ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the FTSE RAFITM US Mid Small 1500 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is composed of 1,500 common stocks that FTSE International Limited and Research Affiliates LLC, strictly in accordance with their guidelines and mandated procedures, include to track the performance of small- and medium-sized U.S. companies based on the following four fundamental measures of firm size: book value, sales, cash flow and dividends. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.60%. On a net asset value (“NAV”) basis, the Fund returned 2.75%. During the same time period, the Index returned 3.01%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the Russell 2000® Index (the “Benchmark Index”) returned 4.61%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,000 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small-cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the health care sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the energy sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and real estate sectors, respectively. The energy sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Rent-A-Center, Inc., a consumer discretionary company (portfolio average weight 0.18%) and Iridium Communications, Inc., a communication services company (portfolio average weight 0.17%). Positions that detracted most significantly from the Fund’s return during this period included Bristow Group, Inc., an energy company (portfolio average weight of 0.09%) and Windstream Holdings, Inc., a communication services company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Industrials	18.5
Financials	17.6
Information Technology	14.0
Consumer Discretionary	13.7
Health Care	8.1
Real Estate	7.0
Energy	6.4
Materials	5.9
Communication Services	3.9
Consumer Staples	3.1
Utilities	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Copart, Inc.	0.2
FactSet Research Systems, Inc.	0.2
Hain Celestial Group, Inc. (The)	0.2
West Pharmaceutical Services, Inc.	0.2
FTI Consulting, Inc.	0.2
RLI Corp.	0.2
G-III Apparel Group Ltd.	0.2
Cirrus Logic, Inc.	0.2
Tronox Holdings PLC, Class A	0.2
Align Technology, Inc.	0.2
Total	2.0

*	Excluding money market fund holdings.

11

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
FTSE RAFITM US Mid Small 1500 Index	3.01%	12.27%	41.52%	8.11%	47.68%	15.77%	332.45%	9.38%	209.68%
Russell 2000® Index	4.61	13.60	46.58	8.63	51.25	14.10	273.82	7.79	157.56
Fund
NAV Return	2.75	12.02	40.55	7.87	46.03	15.55	324.38	9.11	200.42
Market Price Return	2.60	12.03	40.62	7.87	46.05	15.58	325.30	9.12	200.55

Fund Inception: September 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.41% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

12

Schedule of Investments(a)

Invesco DWA NASDAQ Momentum ETF (DWAQ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—5.0%
3,700	Bandwidth, Inc., Class A(b)	$279,054
766	Charter Communications, Inc., Class A(b)	284,331
1,885	Facebook, Inc., Class A(b)	364,559
23,257	Glu Mobile, Inc.(b)	254,432
1,205	IAC/InterActiveCorp.(b)	270,932
8,796	Iridium Communications, Inc.(b)	241,538
5,092	Match Group, Inc.	307,557
652	Netflix, Inc.(b)	241,592

		2,243,995

	Consumer Discretionary—9.9%
558	Amazon.com, Inc.(b)	1,074,998
18,524	Eldorado Resorts, Inc.(b)	914,530
11,237	Etsy, Inc.(b)	758,947
2,066	Five Below, Inc.(b)	302,442
2,359	Grand Canyon Education, Inc.(b)	273,384
611	MercadoLibre, Inc. (Argentina)(b)	295,810
1,468	O’Reilly Automotive, Inc.(b)	555,741
1,489	Pool Corp.	273,589

		4,449,441

	Consumer Staples—3.5%
10,984	Freshpet, Inc.(b)	490,545
12,526	MGP Ingredients, Inc.(c)	1,100,660

		1,591,205

	Energy—2.0%
12,897	DMC Global, Inc.	893,762

	Financials-7.2%
2,501	Credit Acceptance Corp.(b)	1,241,046
9,989	eHealth, Inc.(b)	606,732
3,489	Kinsale Capital Group, Inc.	253,301
813	LendingTree, Inc.(b)(c)	312,859
3,166	LPL Financial Holdings, Inc.	234,569
11,624	NMI Holdings, Inc., Class A(b)	326,402
2,113	World Acceptance Corp.(b)	274,669

		3,249,578

	Health Care—35.8%
8,242	Akcea Therapeutics, Inc.(b)(c)	206,792
4,891	Amedisys, Inc.(b)	625,168
1,122	Atrion Corp.	987,360
30,485	AxoGen, Inc.(b)(c)	715,788
10,931	BioTelemetry, Inc.(b)	594,646
6,582	Cardiovascular Systems, Inc.(b)	233,924
36,197	CareDx, Inc.(b)	984,920
36,730	Cerus Corp.(b)	225,155
20,971	Codexis, Inc.(b)	413,129
1,680	DexCom, Inc.(b)	203,398
13,049	Exact Sciences Corp.(b)	1,287,806
29,306	Fluidigm Corp.(b)	402,664
2,900	Guardant Health, Inc.(b)	189,979
1,859	ICON PLC (Ireland)(b)	253,902
3,154	IDEXX Laboratories, Inc.(b)	731,728
413	Intuitive Surgical, Inc.(b)	210,890
2,570	iRhythm Technologies, Inc.(b)	196,117
2,567	Masimo Corp.(b)	334,095
4,187	Merit Medical Systems, Inc.(b)	235,226

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
16,913	Mirati Therapeutics, Inc.(b)	$1,006,154
15,424	Novocure Ltd.(b)	679,736
5,223	OrthoPediatrics Corp.(b)	212,785
2,685	PRA Health Sciences, Inc.(b)	259,962
3,585	Quidel Corp.(b)	229,225
47,535	R1 RCM, Inc.(b)	497,691
16,411	Ra Pharmaceuticals, Inc.(b)	364,324
4,057	Reata Pharmaceuticals, Inc., Class A(b)	318,312
1,838	Sage Therapeutics, Inc.(b)	309,207
12,934	STAAR Surgical Co.(b)	420,096
17,909	Tandem Diabetes Care, Inc.(b)	1,099,792
3,643	uniQure N.V. (Netherlands)(b)	204,700
14,508	Veracyte, Inc.(b)	331,798
42,069	Vericel Corp.(b)	714,752
9,911	Zogenix, Inc.(b)	386,430

		16,067,651

	Industrials—7.5%
19,096	Casella Waste Systems, Inc., Class A(b)	712,663
3,777	Chart Industries, Inc.(b)	333,396
1,144	Cintas Corp.	248,408
780	CoStar Group, Inc.(b)	387,075
16,576	Kratos Defense & Security Solutions, Inc.(b)	263,227
5,302	Mercury Systems, Inc.(b)	387,152
2,154	Old Dominion Freight Line, Inc.	321,549
3,271	Omega Flex, Inc.	276,923
7,283	SkyWest, Inc.	448,560

		3,378,953

	Information Technology—27.9%
1,101	Adobe, Inc.(b)	318,464
4,426	Alarm.com Holdings, Inc.(b)	313,715
4,460	AppFolio, Inc., Class A(b)	433,111
2,510	Atlassian Corp. PLC, Class A(b)	276,476
1,839	Broadcom, Inc.	585,538
7,015	Cadence Design Systems, Inc.(b)	486,701
2,720	Coupa Software, Inc.(b)	281,058
5,572	Domo, Inc., Class B(b)(c)	213,463
1,961	Euronet Worldwide, Inc.(b)	293,934
3,946	Everbridge, Inc.(b)	291,570
2,789	Fiserv, Inc.(b)	243,312
19,021	Five9, Inc.(b)	1,009,444
3,976	Intuit, Inc.	998,215
12,330	LivePerson, Inc.(b)	361,639
8,519	Mimecast Ltd.(b)	438,814
4,080	MongoDB, Inc.(b)(c)	574,954
6,157	Novanta, Inc.(b)	535,782
4,106	NVIDIA Corp.	743,186
2,970	Okta, Inc.(b)	308,969
3,671	Proofpoint, Inc.(b)	460,417
2,826	Qualys, Inc.(b)	255,075
5,095	Rapid7, Inc.(b)	276,862
4,006	SS&C Technologies Holdings, Inc.	271,046
3,825	Trade Desk, Inc. (The), Class A(b)	847,161
2,059	Universal Display Corp.(c)	328,616
9,780	Upland Software, Inc.(b)	454,672
3,257	Wix.com Ltd. (Israel)(b)	436,959

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

13

Invesco DWA NASDAQ Momentum ETF (DWAQ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
1,150	Zebra Technologies Corp., Class A(b)	$242,811
3,499	Zscaler, Inc.(b)	239,017

		12,520,981

	Real Estate—1.2%
4,901	RMR Group, Inc. (The), Class A	283,474
1,361	SBA Communications Corp., Class A(b)	277,276

		560,750

	Total Common Stocks & Other Equity Interests (Cost $37,608,125)	44,956,316

	Money Market Funds—0.3%
137,292	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $137,292)	137,292

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $37,745,417)—100.3%	45,093,608

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—6.4%
2,147,115	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	2,147,115
715,492	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	715,707

	Total Money Market Funds (Cost $2,862,822)	2,862,822

	Total Investments in Securities (Cost $40,608,239)—106.7%	47,956,430

	Other assets less liabilities—(6.7)%	(3,029,235)

	Net Assets—100.0%	$44,927,195

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

14

Schedule of Investments(a)

Invesco Dynamic Market ETF (PWC)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—9.7%
5,392	Madison Square Garden Co. (The), Class A(b)	$1,684,676
859,194	Sprint Corp.(b)	4,794,303
18,161	Take-Two Interactive Software, Inc.(b)	1,758,530
43,321	Telephone & Data Systems, Inc.	1,381,073
99,156	Verizon Communications, Inc.	5,670,732

		15,289,314

	Consumer Discretionary—11.3%
29,140	1-800-Flowers.com, Inc., Class A(b)	620,391
18,213	Burlington Stores, Inc.(b)	3,076,358
18,116	Crocs, Inc.(b)	504,531
3,553	Deckers Outdoor Corp.(b)	562,120
8,483	Foot Locker, Inc.	485,312
15,481	Home Depot, Inc. (The)	3,153,480
15,587	K12, Inc.(b)	469,480
7,804	O’Reilly Automotive, Inc.(b)	2,954,360
28,250	Rent-A-Center, Inc.(b)	704,272
3,542	RH(b)(c)	377,967
11,817	Sleep Number Corp.(b)	411,232
45,698	Sonos, Inc.(b)(c)	499,022
42,003	Starbucks Corp.	3,262,793
21,534	YETI Holdings, Inc.(b)(c)	768,333

		17,849,651

	Consumer Staples—7.5%
4,328	Casey’s General Stores, Inc.	572,811
10,318	Herbalife Nutrition Ltd.(b)	545,306
7,887	Inter Parfums, Inc.	571,729
143,912	Keurig Dr Pepper, Inc.(c)	4,183,522
20,264	Kroger Co. (The)	522,406
3,598	Lancaster Colony Corp.	535,058
40,629	Procter & Gamble Co. (The)	4,326,176
33,227	SpartanNash Co.	537,281

		11,794,289

	Energy—5.7%
19,718	Cactus, Inc., Class A(b)	715,763
90,032	Gulfport Energy Corp.(b)	589,710
199,374	Laredo Petroleum, Inc.(b)	602,109
51,657	Marathon Petroleum Corp.	3,144,362
34,502	Phillips 66	3,252,503
26,938	Renewable Energy Group, Inc.(b)	649,745

		8,954,192

	Financials—14.9%
52,708	Aflac, Inc.	2,655,429
13,299	Assured Guaranty Ltd.	634,362
133,615	AXA Equitable Holdings, Inc.	3,031,724
9,659	BancFirst Corp.	544,768
1,261	Credit Acceptance Corp.(b)	625,733
21,978	Enova International, Inc.(b)	602,857
48,194	First BanCorp	544,592
121,653	Genworth Financial, Inc., Class A(b)	461,065
13,383	James River Group Holdings Ltd.	565,030
7,202	LPL Financial Holdings, Inc.	533,596
42,064	MGIC Investment Corp.(b)	615,817
26,089	OFG Bancorp	526,476
9,756	Popular, Inc.	563,019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
27,277	Prudential Financial, Inc.	$2,883,452
31,087	Raymond James Financial, Inc.	2,846,637
81,102	Synchrony Financial	2,811,806
45,870	TD Ameritrade Holding Corp.	2,411,845
44,649	Victory Capital Holdings, Inc., Class A(b)	736,262

		23,594,470

	Health Care—14.0%
28,843	Allergan PLC	4,239,921
4,846	Amedisys, Inc.(b)	619,416
21,240	Amgen, Inc.	3,808,757
34,074	Arrowhead Pharmaceuticals, Inc.(b)	612,651
26,117	Bausch Health Cos. Inc.(b)	603,042
53,221	Baxter International, Inc.	4,060,762
8,372	BioTelemetry, Inc.(b)	455,437
98,204	Boston Scientific Corp.(b)	3,645,332
11,464	Ensign Group, Inc. (The)	590,625
28,936	Exelixis, Inc.(b)	568,882
41,237	Innoviva, Inc.(b)	578,555
7,352	National HealthCare Corp.	554,561
20,744	Principia Biopharma, Inc.(b)	620,453
10,885	SurModics, Inc.(b)	472,844
5,914	West Pharmaceutical Services, Inc.	732,094

		22,163,332

	Industrials—10.1%
9,859	Alaska Air Group, Inc.	610,272
16,416	ArcBest Corp.	501,673
5,073	Carlisle Cos., Inc.	717,424
10,840	CSW Industrials, Inc.(b)	649,858
5,122	National Presto Industries, Inc.(c)	545,493
23,046	Navigant Consulting, Inc.	526,140
55,747	PACCAR, Inc.	3,995,388
71,000	Southwest Airlines Co.	3,850,330
10,468	Tetra Tech, Inc.	677,489
43,404	United Continental Holdings, Inc.(b)	3,856,879

		15,930,946

	Information Technology—20.7%
30,655	Automatic Data Processing, Inc.	5,039,375
40,650	Canadian Solar, Inc. (Canada)(b)(c)	812,187
6,867	Euronet Worldwide, Inc.(b)	1,029,295
31,826	EVERTEC, Inc.	996,472
16,049	Fabrinet (Thailand)(b)	971,285
183,664	First Data Corp., Class A(b)	4,749,551
197,876	HP, Inc.	3,947,626
15,807	Insight Enterprises, Inc.(b)	894,360
56,616	Keysight Technologies, Inc.(b)	4,927,291
17,436	LiveRamp Holdings, Inc.(b)	1,017,042
21,805	PC Connection, Inc.	810,274
43,960	SecureWorks Corp., Class A(b)(c)	853,703
8,468	Tech Data Corp.(b)	902,773
6,330	Ubiquiti Networks, Inc.	1,078,949
38,809	Xilinx, Inc.	4,662,513

		32,692,696

	Materials—2.8%
39,538	Eastman Chemical Co.	3,118,758

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

15

Invesco Dynamic Market ETF (PWC) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
56,140	Resolute Forest Products, Inc.	$444,067
19,007	Verso Corp., Class A(b)	424,236
16,328	Warrior Met Coal, Inc.	506,168

		4,493,229

	Utilities—3.3%
42,272	AES Corp. (The)	723,696
70,462	Exelon Corp.	3,590,039
37,740	PG&E Corp.(b)	849,905

		5,163,640

	Total Common Stocks & Other Equity Interests (Cost $154,060,357)	157,925,759

	Money Market Funds—0.1%
175,671	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $175,671)	175,671

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $154,236,028)—100.1%	158,101,430

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—3.6%
4,307,129	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	4,307,129
1,435,280	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,435,710

	Total Money Market Funds (Cost $5,742,839)	5,742,839

	Total Investments in Securities (Cost $159,978,867)—103.7%	163,844,269

	Other assets less liabilities—(3.7)%	(5,869,517)

	Net Assets—100.0%	$157,974,752

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

16

Schedule of Investments(a)

Invesco FTSE RAFI US 1000 ETF (PRF)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—8.5%
88,558	Activision Blizzard, Inc.	$4,269,381
24,977	Alphabet, Inc., Class A(b)	29,946,424
25,375	Alphabet, Inc., Class C(b)	30,157,680
127,077	Altice USA, Inc., Class A	2,993,934
12,331	AMC Networks, Inc., Class A(b)	720,254
3,442,301	AT&T, Inc.	106,573,639
81,047	CBS Corp., Class B	4,155,280
905,921	CenturyLink, Inc.	10,345,618
32,740	Charter Communications, Inc., Class A(b)	12,152,761
32,792	Cinemark Holdings, Inc.	1,378,904
1,155,378	Comcast Corp., Class A	50,293,604
27,675	Discovery, Inc., Class A(b)	855,158
61,790	Discovery, Inc., Class C(b)	1,777,080
90,557	DISH Network Corp., Class A(b)	3,180,362
24,784	Electronic Arts, Inc.(b)	2,345,806
140,441	Facebook, Inc., Class A(b)	27,161,289
43,560	Fox Corp., Class A(b)	1,698,404
20,436	Fox Corp., Class B(b)	786,786
362,825	Frontier Communications Corp.(b)(c)	1,034,051
72,957	Gannett Co., Inc.	680,689
4,671	IAC/InterActiveCorp.(b)	1,050,228
107,466	Interpublic Group of Cos., Inc. (The)	2,471,718
3,268	Liberty Broadband Corp., Class A(b)	321,539
13,392	Liberty Broadband Corp., Class C(b)	1,321,924
265,570	Liberty Global PLC, Class C (United Kingdom)(b)	6,944,656
102,340	Liberty Global PLC, Series A (United Kingdom)(b)	2,764,203
19,447	Liberty Latin America Ltd., Class A (Chile)(b)	407,026
51,257	Liberty Latin America Ltd., Class C (Chile)(b)	1,068,196
5,513	Liberty Media Corp.-Liberty Formula One, Class A(b)	208,171
44,148	Liberty Media Corp.-Liberty Formula One, Series C(b)	1,713,384
29,150	Liberty Media Corp.-Liberty SiriusXM, Series A(b)	1,164,251
57,320	Liberty Media Corp.-Liberty SiriusXM, Series C(b)	2,301,971
14,971	Lions Gate Entertainment Corp., Class A	218,427
30,209	Lions Gate Entertainment Corp., Class B	410,842
21,566	Live Nation Entertainment, Inc.(b)	1,409,122
12,252	Meredith Corp.	722,868
6,003	Netflix, Inc.(b)	2,224,352
145,074	News Corp., Class A.	1,801,819
45,766	News Corp., Class B	571,617
7,672	Nexstar Media Group, Inc., Class A	898,008
69,304	Omnicom Group, Inc.	5,546,399
24,974	Sinclair Broadcast Group, Inc., Class A	1,143,559
428,347	Sprint Corp.(b)	2,390,176
8,293	Take-Two Interactive Software, Inc.(b)	803,011
76,720	TEGNA, Inc.	1,221,382
49,500	Telephone & Data Systems, Inc.	1,578,060
81,112	T-Mobile US, Inc.(b)	5,920,365
33,267	Tribune Media Co., Class A	1,536,935
37,713	Twitter, Inc.(b)	1,505,126

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Communication Services (continued)
1,454,030	Verizon Communications, Inc.	$83,155,976
190,402	Viacom, Inc., Class B	5,504,522
292,093	Walt Disney Co. (The)	40,007,978
21,558	Yandex N.V., Class A (Russia)(b)	806,916
39,384	Zayo Group Holdings, Inc.(b)	1,232,325

		474,854,156

	Consumer Discretionary—9.4%
14,880	Aaron’s, Inc.	828,667
46,175	Abercrombie & Fitch Co., Class A	1,380,171
161,732	Adient PLC	3,736,009
12,501	Advance Auto Parts, Inc.	2,079,166
16,054	Amazon.com, Inc.(b)	30,928,352
85,600	American Axle & Manufacturing Holdings, Inc.(b)	1,262,600
51,967	American Eagle Outfitters, Inc.	1,235,775
49,221	Aptiv PLC	4,218,240
91,416	Aramark	2,841,209
17,090	Asbury Automotive Group, Inc.(b)	1,370,276
395,370	Ascena Retail Group, Inc.(b)	470,490
28,165	Autoliv, Inc. (Sweden)	2,210,671
66,559	AutoNation, Inc.(b)	2,790,819
3,798	AutoZone, Inc.(b)	3,905,521
163,451	Bed Bath & Beyond, Inc.(c)	2,731,266
110,598	Best Buy Co., Inc.	8,229,597
31,220	Big Lots, Inc.	1,160,135
32,614	Bloomin’ Brands, Inc.	651,954
3,567	Booking Holdings, Inc.(b)	6,616,749
62,425	BorgWarner, Inc.	2,607,492
18,569	Brinker International, Inc.	794,196
21,467	Brunswick Corp.	1,099,325
7,447	Burlington Stores, Inc.(b)	1,257,873
159,400	Caesars Entertainment Corp.(b)	1,491,984
43,349	Capri Holdings Ltd.(b)	1,910,824
62,300	CarMax, Inc.(b)	4,850,678
111,009	Carnival Corp.	6,089,954
10,162	Carter’s, Inc.	1,076,257
2,056	Chipotle Mexican Grill, Inc.(b)	1,414,610
26,075	Cooper Tire & Rubber Co.	778,600
14,323	Cooper-Standard Holdings, Inc.(b)	725,746
46,242	Core-Mark Holding Co., Inc.	1,680,897
5,068	Cracker Barrel Old Country Store, Inc.(c)	855,174
76,477	D.R. Horton, Inc.	3,388,696
73,085	Dana, Inc.	1,425,158
22,995	Darden Restaurants, Inc.	2,704,212
65,466	Delphi Technologies PLC	1,448,763
25,393	Designer Brands Inc., Class A	564,994
36,246	Dick’s Sporting Goods, Inc.	1,341,102
44,101	Dollar General Corp.	5,560,695
51,822	Dollar Tree, Inc.(b)	5,766,752
2,735	Domino’s Pizza, Inc.	740,036
10,122	Dunkin’ Brands Group, Inc.	755,405
119,457	eBay, Inc.	4,628,959
16,333	Expedia Group, Inc.	2,120,677
58,784	Extended Stay America, Inc.	1,052,821
38,136	Foot Locker, Inc.	2,181,761
4,601,444	Ford Motor Co.	48,085,090

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

17

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
52,961	Fossil Group, Inc.(b)	$692,200
196,543	GameStop Corp., Class A(c)	1,700,097
111,733	Gap, Inc. (The)	2,913,997
22,425	Garmin Ltd.	1,922,719
48,863	Garrett Motion, Inc. (Switzerland)(b)	918,624
904,369	General Motors Co.	35,225,173
15,671	Genesco, Inc.(b)	702,218
56,753	Gentex Corp.	1,307,022
38,829	Genuine Parts Co.	3,981,526
223,709	Goodyear Tire & Rubber Co. (The)	4,297,450
1,189	Graham Holdings Co., Class B	883,938
24,666	Group 1 Automotive, Inc.	1,931,594
71,426	H&R Block, Inc.	1,943,501
91,607	Hanesbrands, Inc.	1,655,338
71,628	Harley-Davidson, Inc.	2,666,710
23,017	Hasbro, Inc.	2,344,512
23,049	Hilton Worldwide Holdings, Inc.	2,005,033
156,794	Home Depot, Inc. (The)	31,938,938
10,163	Hyatt Hotels Corp., Class A	779,807
57,998	International Game Technology PLC	848,511
1,497,764	J.C. Penney Co., Inc.(b)(c)	2,051,937
29,801	KB Home	772,144
85,967	Kohl’s Corp.	6,112,254
177,483	L Brands, Inc.	4,550,664
89,033	Las Vegas Sands Corp.	5,969,663
24,997	Lear Corp.	3,574,571
32,978	Leggett & Platt, Inc.	1,298,014
55,361	Lennar Corp., Class A	2,880,433
18,505	Liberty Expedia Holdings, Inc., Series A(b)	859,002
15,510	Lithia Motors, Inc., Class A	1,760,695
98,221	LKQ Corp.(b)	2,956,452
150,332	Lowe’s Cos., Inc.	17,008,562
5,108	lululemon athletica, Inc.(b)	900,796
299,533	Macy’s, Inc.	7,051,007
30,505	Marriott International, Inc., Class A	4,161,492
214,305	Mattel, Inc.(b)(c)	2,612,378
114,210	McDonald’s Corp.	22,564,470
18,736	Meritage Homes Corp.(b)	958,346
124,906	MGM Resorts International	3,326,247
63,954	Michaels Cos., Inc. (The)(b)	718,843
22,724	Mohawk Industries, Inc.(b)	3,096,145
27,985	Murphy USA, Inc.(b)	2,391,878
256,913	Newell Brands, Inc.	3,694,409
112,331	NIKE, Inc., Class B	9,866,032
68,391	Nordstrom, Inc.	2,805,399
51,059	Norwegian Cruise Line Holdings Ltd.(b)	2,879,217
589	NVR, Inc.(b)	1,856,811
545,127	Office Depot, Inc.	1,308,305
7,053	O’Reilly Automotive, Inc.(b)	2,670,054
31,769	Penn National Gaming, Inc.(b)	688,434
29,052	Penske Automotive Group, Inc.	1,334,068
17,869	Polaris Industries, Inc.	1,722,572
80,598	PulteGroup, Inc.	2,535,613
21,079	PVH Corp.	2,718,980
183,075	Qurate Retail, Inc.(b)	3,121,429
13,282	Ralph Lauren Corp.	1,747,646
38,262	Ross Stores, Inc.	3,736,667

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
33,101	Royal Caribbean Cruises Ltd.	$4,003,235
58,085	Sally Beauty Holdings, Inc.(b)	1,028,105
27,989	Service Corp. International	1,164,622
18,031	ServiceMaster Global Holdings, Inc.(b)	884,060
68,144	Signet Jewelers Ltd.	1,579,578
17,684	Six Flags Entertainment Corp.	938,844
27,660	Skechers U.S.A., Inc., Class A(b)	875,716
125,666	Starbucks Corp.	9,761,735
83,632	Tapestry, Inc.	2,698,805
261,010	Target Corp.	20,207,394
62,090	Taylor Morrison Home Corp., Class A(b)	1,202,062
11,862	Tempur Sealy International, Inc.(b)	728,327
26,386	Tenneco, Inc., Class A	578,381
4,838	Tesla, Inc.(b)(c)	1,154,782
17,667	Thor Industries, Inc.	1,163,725
24,524	Tiffany & Co.	2,644,178
182,123	TJX Cos., Inc. (The)	9,994,910
37,149	Toll Brothers, Inc.	1,415,377
17,993	Tractor Supply Co.	1,862,275
64,080	TRI Pointe Group, Inc.(b)	836,244
33,727	Tupperware Brands Corp.	802,703
4,951	Ulta Beauty, Inc.(b)	1,727,800
27,033	Under Armour, Inc., Class A(b)	624,192
28,037	Under Armour, Inc., Class C(b)	580,927
26,688	Urban Outfitters, Inc.(b)	793,434
5,112	Vail Resorts, Inc.	1,169,881
47,099	VF Corp.	4,446,617
23,970	Visteon Corp.(b)	1,582,499
35,010	Whirlpool Corp.	4,860,088
28,533	Williams-Sonoma, Inc.(c)	1,631,232
20,214	Wyndham Destinations, Inc.	880,522
16,085	Wyndham Hotels & Resorts, Inc.	896,256
23,161	Wynn Resorts, Ltd.	3,345,606
39,375	Yum China Holdings, Inc. (China)	1,871,887
50,473	Yum! Brands, Inc.	5,268,876

		523,171,810

	Consumer Staples—8.4%
517,676	Altria Group, Inc.	28,125,337
350,401	Archer-Daniels-Midland Co.	15,627,885
492,336	Avon Products, Inc. (United Kingdom)(b)	1,565,628
26,689	B&G Foods, Inc.(c)	693,914
74,291	BJs Wholesale Club Holdings, Inc.(b)	2,106,150
37,565	Brown-Forman Corp., Class B	2,001,839
156,498	Bunge Ltd.	8,202,060
59,217	Campbell Soup Co.	2,291,106
10,834	Casey’s General Stores, Inc.	1,433,880
28,380	Church & Dwight Co., Inc.	2,127,081
18,222	Clorox Co. (The)	2,910,600
684,882	Coca-Cola Co. (The)	33,600,311
36,148	Coca-Cola European Partners PLC (United Kingdom)	1,937,171
133,587	Colgate-Palmolive Co.	9,723,798
139,662	Conagra Brands, Inc.	4,298,796
19,369	Constellation Brands, Inc., Class A	4,099,836
118,433	Costco Wholesale Corp.	29,078,854
150,207	Coty, Inc., Class A(c)	1,625,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
58,467	Darling Ingredients, Inc.(b)	$1,275,165
216,166	Dean Foods Co.	367,482
19,013	Edgewell Personal Care Co.(b)	783,906
17,592	Estee Lauder Cos., Inc. (The), Class A	3,022,482
52,459	Flowers Foods, Inc.	1,140,459
190,164	General Mills, Inc.	9,787,741
13,248	Herbalife Nutrition Ltd.(b)	700,157
22,103	Hershey Co. (The)	2,759,560
41,171	Hormel Foods Corp.	1,644,370
22,678	Ingredion, Inc.	2,148,740
36,211	JM Smucker Co. (The)	4,440,555
72,216	Kellogg Co.	4,354,625
76,807	Kimberly-Clark Corp.	9,860,483
233,496	Kraft Heinz Co. (The)	7,761,407
606,091	Kroger Co. (The)	15,625,026
11,862	Lamb Weston Holdings, Inc.	830,933
14,765	McCormick & Co., Inc.	2,273,367
64,152	Molson Coors Brewing Co., Class B	4,117,917
294,877	Mondelez International, Inc., Class A	14,994,495
24,672	Monster Beverage Corp.(b)	1,470,451
48,034	Nomad Foods Ltd. (United Kingdom)(b)	999,107
14,274	Nu Skin Enterprises, Inc., Class A	726,118
267,774	PepsiCo, Inc.	34,288,461
52,054	Performance Food Group Co.(b)	2,131,611
400,687	Philip Morris International, Inc.	34,683,467
13,261	Post Holdings, Inc.(b)	1,495,576
522,496	Procter & Gamble Co. (The)	55,635,374
119,316	Rite Aid Corp.(b)(c)	1,092,935
6,727	Sanderson Farms, Inc.	1,020,015
20,423	Spectrum Brands Holdings, Inc.	1,257,444
35,642	Sprouts Farmers Market, Inc.(b)	763,452
130,983	Sysco Corp.	9,217,274
20,034	TreeHouse Foods, Inc.(b)	1,341,877
104,848	Tyson Foods, Inc., Class A	7,864,648
112,997	United Natural Foods, Inc.(b)	1,459,921
13,064	Universal Corp.	703,627
129,372	US Foods Holding Corp.(b)	4,728,547
275,190	Walgreens Boots Alliance, Inc.	14,741,928
530,478	Walmart, Inc.	54,554,358

		469,514,547

	Energy—8.6%
145,181	Anadarko Petroleum Corp.	10,576,436
232,404	Antero Resources Corp.(b)	1,684,929
99,160	Apache Corp.	3,263,356
389,972	Baker Hughes, a GE Co., Class A	9,367,127
43,173	Cabot Oil & Gas Corp.	1,117,749
715,408	Chesapeake Energy Corp.(b)(c)	2,081,837
700,581	Chevron Corp.	84,111,755
11,530	Cimarex Energy Co.	791,650
98,033	CNX Resources Corp.(b)	878,376
26,776	Concho Resources, Inc.	3,089,415
343,173	ConocoPhillips	21,661,080
14,428	Continental Resources, Inc.(b)	663,544
99,882	Cosan Ltd., Class A (Brazil)	1,220,558
32,465	Delek US Holdings, Inc.	1,203,153
142,638	Devon Energy Corp.	4,584,385

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
86,627	Diamond Offshore Drilling, Inc.(b)(c)	$841,148
13,499	Diamondback Energy, Inc.	1,436,159
223,199	Ensco Rowan PLC, Class A	3,118,090
74,935	EOG Resources, Inc.	7,197,507
87,155	EQT Corp.	1,782,320
1,643,256	Exxon Mobil Corp.	131,920,592
86,506	Gulfport Energy Corp.(b)	566,614
233,583	Halliburton Co.	6,617,406
42,340	Helmerich & Payne, Inc.	2,477,737
75,520	Hess Corp.	4,842,342
73,627	HollyFrontier Corp.	3,514,217
762,146	Kinder Morgan, Inc.	15,143,841
316,874	Marathon Oil Corp.	5,399,533
237,266	Marathon Petroleum Corp.	14,442,381
117,607	McDermott International, Inc.(b)	951,441
89,481	Murphy Oil Corp.	2,437,462
480,590	Nabors Industries Ltd.	1,682,065
199,250	National Oilwell Varco, Inc.	5,208,395
713,091	Noble Corp. PLC(b)	1,875,429
163,857	Noble Energy, Inc.	4,433,970
185,992	Oasis Petroleum, Inc.(b)	1,134,551
224,189	Occidental Petroleum Corp.	13,200,248
74,115	Oceaneering International, Inc.(b)	1,423,008
69,919	ONEOK, Inc.	4,749,598
52,622	Parsley Energy, Inc., Class A(b)	1,050,335
93,674	Patterson-UTI Energy, Inc.	1,273,030
86,786	PBF Energy, Inc., Class A	2,914,274
20,942	PDC Energy, Inc.(b)	910,768
32,240	Peabody Energy Corp.	927,545
209,634	Phillips 66	19,762,197
22,555	Pioneer Natural Resources Co.	3,754,505
144,067	QEP Resources, Inc.(b)	1,083,384
128,824	Range Resources Corp.	1,164,569
509,377	Schlumberger Ltd.	21,740,210
45,666	SemGroup Corp., Class A	596,398
52,865	SM Energy Co.	842,139
72,494	Targa Resources Corp.	2,910,634
434,200	Transocean Ltd.(b)	3,412,812
255,512	Valero Energy Corp.	23,164,718
1,906,438	Weatherford International PLC(b)	1,054,832
42,511	Whiting Petroleum Corp.(b)	1,164,376
302,406	Williams Cos., Inc. (The)	8,567,162
64,574	World Fuel Services Corp.	1,992,108
102,048	WPX Energy, Inc.(b)	1,417,447

		482,394,847

	Financials—19.3%
13,233	Affiliated Managers Group, Inc.	1,467,804
229,991	Aflac, Inc.	11,586,947
159,663	AGNC Investment Corp.	2,840,405
4,876	Alleghany Corp.(b)	3,202,947
122,545	Allstate Corp. (The)	12,139,308
233,198	Ally Financial, Inc.	6,928,313
38,585	American Equity Investment Life Holding Co.	1,134,785
128,339	American Express Co.	15,045,181
25,965	American Financial Group, Inc.	2,688,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
629,668	American International Group, Inc.	$29,953,307
41,048	Ameriprise Financial, Inc.	6,024,615
501,674	Annaly Capital Management, Inc.	5,061,891
25,122	Aon PLC	4,525,477
94,558	Arch Capital Group Ltd.(b)	3,194,169
30,806	Arthur J. Gallagher & Co.	2,575,998
44,379	Associated Banc-Corp	1,006,960
20,887	Assurant, Inc.	1,984,265
49,916	Assured Guaranty Ltd.	2,380,993
63,676	Athene Holding Ltd., Class A(b)	2,875,608
115,124	AXA Equitable Holdings, Inc.	2,612,164
33,689	Axis Capital Holdings Ltd.	1,915,220
2,278,763	Bank of America Corp.	69,684,573
8,601	Bank of Hawaii Corp.	708,550
239,609	Bank of New York Mellon Corp. (The)	11,898,983
27,469	Bank OZK	896,863
31,016	BankUnited, Inc.	1,134,565
210,858	BB&T Corp.	10,795,930
521,503	Berkshire Hathaway, Inc., Class B(b)	113,014,915
25,520	BlackRock, Inc.	12,383,325
27,995	Blackstone Mortgage Trust, Inc., Class A	996,342
92,076	Brighthouse Financial, Inc.(b)	3,847,856
32,717	Brown & Brown, Inc.	1,038,765
254,877	Capital One Financial Corp.	23,660,232
11,162	Cboe Global Markets, Inc.	1,134,171
117,887	Charles Schwab Corp. (The)	5,396,867
15,014	Chemical Financial Corp.	659,565
89,565	Chimera Investment Corp.	1,716,961
123,409	Chubb Ltd.	17,918,987
38,508	Cincinnati Financial Corp.	3,703,699
49,158	CIT Group, Inc.	2,618,647
949,047	Citigroup, Inc.	67,097,623
173,455	Citizens Financial Group, Inc.	6,279,071
46,496	CME Group, Inc., Class A	8,318,134
106,359	CNO Financial Group, Inc.	1,760,241
31,769	Comerica, Inc.	2,496,726
16,042	Commerce Bancshares, Inc.	969,418
11,503	Cullen/Frost Bankers, Inc.	1,169,740
106,250	Discover Financial Services	8,658,312
47,017	E*TRADE Financial Corp.	2,381,881
27,609	East West Bancorp, Inc.	1,421,311
25,721	Eaton Vance Corp.	1,069,222
14,709	Everest Re Group, Ltd.	3,463,969
104,128	F.N.B. Corp.	1,263,073
28,340	Federated Investors, Inc., Class B	870,888
68,558	Fidelity National Financial, Inc.	2,738,892
266,916	Fifth Third Bancorp	7,692,519
34,471	First American Financial Corp.	1,966,915
25,271	First Hawaiian, Inc.	698,743
73,608	First Horizon National Corp.	1,110,745
22,031	First Republic Bank	2,326,914
118,725	Franklin Resources, Inc.	4,106,698
47,741	Fulton Financial Corp.	823,532
641,640	Genworth Financial, Inc., Class A(b)	2,431,816
126,633	Goldman Sachs Group, Inc. (The)	26,076,267
24,167	Hancock Whitney Corp.	1,057,065
13,034	Hanover Insurance Group, Inc. (The)	1,572,031

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
158,599	Hartford Financial Services Group, Inc. (The)	$8,296,314
257,124	Huntington Bancshares, Inc.	3,579,166
12,328	IBERIABANK Corp.	980,076
66,632	Intercontinental Exchange, Inc.	5,420,513
224,813	Invesco Ltd.(d)	4,939,142
55,602	Invesco Mortgage Capital, Inc.(d)	907,425
64,376	Investors Bancorp, Inc.	756,418
70,584	Janus Henderson Group PLC (United Kingdom)	1,769,541
144,675	Jefferies Financial Group, Inc.	2,975,965
903,601	JPMorgan Chase & Co.	104,862,896
9,338	Kemper Corp.	839,299
273,939	KeyCorp	4,807,629
46,656	Legg Mason, Inc.	1,560,643
95,508	Lincoln National Corp.	6,372,294
122,851	Loews Corp.	6,301,028
15,961	LPL Financial Holdings, Inc.	1,182,550
33,702	M&T Bank Corp.	5,731,699
3,199	Markel Corp.(b)	3,427,760
72,993	Marsh & McLennan Cos., Inc.	6,882,510
459,827	MetLife, Inc.	21,211,819
153,758	MFA Financial, Inc.	1,154,723
93,132	MGIC Investment Corp.(b)	1,363,452
11,426	Moody’s Corp.	2,246,580
427,297	Morgan Stanley	20,617,080
4,178	MSCI, Inc.	941,638
18,270	Nasdaq, Inc.	1,684,494
276,897	Navient Corp.	3,740,878
127,518	New Residential Investment Corp.	2,143,578
236,036	New York Community Bancorp, Inc.	2,745,099
41,816	Northern Trust Corp.	4,120,967
118,690	Old Republic International Corp.	2,653,908
36,211	OneMain Holdings, Inc.	1,230,088
41,281	PacWest Bancorp	1,632,664
37,771	PennyMac Mortgage Investment Trust	793,191
115,808	People’s United Financial, Inc.	2,002,320
12,797	Pinnacle Financial Partners, Inc.	743,122
133,897	PNC Financial Services Group, Inc. (The)	18,334,516
27,123	Popular, Inc.	1,565,268
6,866	Primerica, Inc.	894,571
118,567	Principal Financial Group, Inc.	6,777,290
27,205	ProAssurance Corp.	1,021,004
100,246	Progressive Corp. (The)	7,834,225
14,960	Prosperity Bancshares, Inc.	1,101,654
230,610	Prudential Financial, Inc.	24,377,783
41,511	Radian Group, Inc.	972,188
25,735	Raymond James Financial, Inc.	2,356,554
339,582	Regions Financial Corp.	5,273,708
25,455	Reinsurance Group of America, Inc.	3,856,687
9,036	RenaissanceRe Holdings Ltd. (Bermuda)	1,403,833
16,782	S&P Global, Inc.	3,703,116
60,071	Santander Consumer USA Holdings, Inc.	1,282,516
13,971	SEI Investments Co.	760,721
11,878	Selective Insurance Group, Inc.	847,020
10,767	Signature Bank	1,421,998
84,495	SLM Corp.	858,469

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
92,889	Starwood Property Trust, Inc.	$2,141,091
108,896	State Street Corp.	7,367,903
41,387	Sterling Bancorp.	886,510
20,044	Stifel Financial Corp.	1,196,025
125,893	SunTrust Banks, Inc.	8,243,474
7,830	SVB Financial Group(b)	1,970,968
277,886	Synchrony Financial.	9,634,308
25,694	Synovus Financial Corp.	947,081
47,426	T. Rowe Price Group, Inc.	5,098,295
43,175	TCF Financial Corp.	955,463
33,497	TD Ameritrade Holding Corp.	1,761,272
12,741	Texas Capital Bancshares, Inc.(b)	824,725
27,356	Torchmark Corp.	2,398,027
120,170	Travelers Cos., Inc. (The)	17,274,437
91,882	Two Harbors Investment Corp.	1,273,485
393,276	U.S. Bancorp.	20,969,476
9,959	UMB Financial Corp.	695,736
76,288	Umpqua Holdings Corp.	1,324,360
25,874	United Bankshares, Inc.	1,015,296
107,638	Unum Group	3,973,995
88,369	Valley National Bancorp	926,107
71,689	Voya Financial, Inc.	3,935,009
39,415	W.R. Berkley Corp.	2,416,139
55,005	Waddell & Reed Financial, Inc., Class A(c)	1,030,244
23,730	Washington Federal, Inc.	786,412
18,008	Webster Financial Corp.	956,765
1,614,111	Wells Fargo & Co.	78,139,113
16,012	Western Alliance Bancorp(b)	765,053
793	White Mountains Insurance Group Ltd.	744,659
21,238	Willis Towers Watson PLC	3,915,013
11,277	Wintrust Financial Corp.	859,307
38,649	Zions Bancorp. N.A.	1,906,555

		1,077,769,948

	Health Care—10.3%
193,731	Abbott Laboratories	15,413,238
259,121	AbbVie, Inc.	20,571,616
36,348	Acadia Healthcare Co., Inc.(b)	1,163,863
26,912	Agilent Technologies, Inc.	2,112,592
21,551	Alexion Pharmaceuticals, Inc.(b)	2,933,738
94,755	Allergan PLC	13,928,985
135,251	AmerisourceBergen Corp.	10,111,365
112,365	Amgen, Inc.	20,149,292
60,097	Anthem, Inc.	15,807,314
61,083	Baxter International, Inc.	4,660,633
23,532	Becton, Dickinson and Co.	5,665,094
25,230	Biogen, Inc.(b)	5,783,725
7,296	BioMarin Pharmaceutical, Inc.(b)	624,027
3,022	Bio-Rad Laboratories, Inc., Class A(b)	909,410
85,901	Boston Scientific Corp.(b)	3,188,645
287,871	Bristol-Myers Squibb Co.	13,365,850
184,771	Brookdale Senior Living, Inc.(b)	1,141,885
292,855	Cardinal Health, Inc.	14,264,967
17,860	Catalent, Inc.(b)	800,485
63,098	Celgene Corp.(b)	5,972,857
95,324	Centene Corp.(b)	4,914,905
43,466	Cerner Corp.(b)	2,888,316

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
4,960	Charles River Laboratories International, Inc.(b)	$696,731
42,895	Cigna Corp.	6,813,442
285,792	Community Health Systems, Inc.(b)	983,124
3,558	Cooper Cos., Inc. (The)	1,031,535
515,178	CVS Health Corp.	28,015,380
67,271	Danaher Corp.	8,909,371
61,015	DaVita, Inc.(b)	3,370,469
37,384	DENTSPLY SIRONA, Inc.	1,911,444
9,945	Edwards Lifesciences Corp.(b)	1,751,016
106,816	Eli Lilly and Co.	12,501,745
18,079	Encompass Health Corp.	1,165,192
282,290	Gilead Sciences, Inc.	18,360,142
69,036	HCA Healthcare, Inc.	8,783,450
47,263	Henry Schein, Inc.(b)	3,027,668
7,560	Hill-Rom Holdings, Inc.	766,735
34,186	Hologic, Inc.(b)	1,585,547
31,529	Humana, Inc.	8,052,822
5,098	ICON PLC (Ireland)(b)	696,285
4,681	Illumina, Inc.(b)	1,460,472
3,852	Intuitive Surgical, Inc.(b)	1,966,947
19,129	IQVIA Holdings, Inc.(b)	2,657,018
9,461	Jazz Pharmaceuticals PLC(b)	1,227,754
451,852	Johnson & Johnson	63,801,502
25,724	Laboratory Corp. of America Holdings(b)	4,113,782
17,108	Magellan Health, Inc.(b)	1,197,560
109,246	Mallinckrodt PLC(b)	1,688,943
186,769	McKesson Corp.	22,272,203
40,794	MEDNAX, Inc.(b)	1,141,008
233,802	Medtronic PLC	20,763,956
449,491	Merck & Co., Inc.	35,379,437
1,497	Mettler-Toledo International, Inc.(b)	1,115,654
18,116	Molina Healthcare, Inc.(b)	2,348,377
189,081	Mylan N.V.(b)	5,103,296
198,474	Owens & Minor, Inc.	676,796
47,706	Patterson Cos., Inc.	1,041,899
10,087	PerkinElmer, Inc.	966,738
36,467	Perrigo Co. PLC	1,747,499
1,254,064	Pfizer, Inc.	50,927,539
37,824	Quest Diagnostics, Inc.	3,645,477
5,338	Regeneron Pharmaceuticals, Inc.(b)	1,831,681
13,068	ResMed, Inc.	1,365,737
44,857	Select Medical Holdings Corp.(b)	644,595
9,946	STERIS PLC	1,302,727
28,960	Stryker Corp.	5,470,834
3,661	Teleflex, Inc.	1,047,705
133,868	Tenet Healthcare Corp.(b)	2,931,709
36,099	Thermo Fisher Scientific, Inc.	10,015,667
10,433	United Therapeutics Corp.(b)	1,070,113
147,658	UnitedHealth Group, Inc.	34,414,650
19,285	Universal Health Services, Inc., Class B	2,446,688
8,242	Varian Medical Systems, Inc.(b)	1,122,313
5,733	Waters Corp.(b)	1,224,225
10,274	WellCare Health Plans, Inc.(b)	2,654,288

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
32,595	Zimmer Biomet Holdings, Inc.	$4,014,400
24,196	Zoetis, Inc.	2,464,121

		574,060,210

	Industrials—10.2%
89,793	3M Co.	17,016,671
17,162	A.O. Smith Corp.	902,206
26,985	ABM Industries, Inc.	1,024,620
6,961	Acuity Brands, Inc.	1,018,603
111,609	AECOM(b)	3,783,545
72,780	AerCap Holdings N.V. (Ireland)(b)	3,612,799
26,865	AGCO Corp.	1,901,505
27,739	Air Lease Corp.	1,069,616
7,716	Allegion PLC	765,659
19,583	Allison Transmission Holdings, Inc.	917,659
66,690	American Airlines Group, Inc.	2,279,464
24,753	AMETEK, Inc.	2,182,472
182,561	Arconic, Inc.	3,921,410
23,708	Arcosa, Inc.	738,030
114,665	Avis Budget Group, Inc.(b)	4,076,341
26,602	Beacon Roofing Supply, Inc.(b)	1,001,831
58,012	Boeing Co. (The)	21,910,552
60,208	Builders FirstSource, Inc.(b)	829,666
33,478	C.H. Robinson Worldwide, Inc.	2,711,718
11,263	Carlisle Cos., Inc.	1,592,814
126,475	Caterpillar, Inc.	17,633,145
8,628	Cintas Corp.	1,873,484
16,411	Clean Harbors, Inc.(b)	1,247,236
44,405	Colfax Corp.(b)	1,339,699
2,139	CoStar Group, Inc.(b)	1,061,479
48,453	Covanta Holding Corp.	875,546
10,132	Crane Co.	861,727
117,679	CSX Corp.	9,370,779
42,379	Cummins, Inc.	7,047,204
6,750	Curtiss-Wright Corp.	769,095
73,676	Deere & Co.	12,202,956
61,914	Delta Air Lines, Inc.	3,608,967
16,742	Deluxe Corp.	748,702
18,814	Donaldson Co., Inc.	1,007,302
27,436	Dover Corp.	2,689,825
10,769	Dycom Industries, Inc.(b)	534,035
131,334	Eaton Corp. PLC.	10,877,082
19,090	EMCOR Group, Inc.	1,606,233
146,464	Emerson Electric Co.	10,397,479
9,685	EnerSys	670,105
17,332	Equifax, Inc.	2,182,965
26,277	Expeditors International of Washington, Inc.	2,086,919
38,612	Fastenal Co.	2,724,077
73,850	FedEx Corp.	13,991,621
30,808	Flowserve Corp.	1,510,516
107,603	Fluor Corp.	4,275,067
24,876	Fortive Corp.	2,147,794
33,889	Fortune Brands Home & Security, Inc.	1,788,661
13,508	GATX Corp.	1,041,872
55,392	General Dynamics Corp.	9,899,658
5,845,078	General Electric Co.	59,444,443

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
17,719	Genesee & Wyoming, Inc., Class A(b)	$1,570,789
14,942	Graco, Inc.	765,778
15,533	Harris Corp.	2,617,311
40,919	HD Supply Holdings, Inc.(b)	1,869,589
181,834	Hertz Global Holdings, Inc.(b)	3,305,742
10,905	Hexcel Corp.	771,093
110,494	Honeywell International, Inc.	19,185,073
17,042	Hub Group, Inc., Class A(b)	708,436
12,352	Hubbell, Inc.	1,576,115
8,549	Huntington Ingalls Industries, Inc.	1,902,836
8,633	IDEX Corp.	1,352,446
40,103	IHS Markit Ltd.(b)	2,296,298
50,574	Illinois Tool Works, Inc.	7,870,832
45,706	Ingersoll-Rand PLC	5,604,013
16,248	ITT, Inc.	983,816
13,601	J.B. Hunt Transport Services, Inc.	1,285,023
41,867	Jacobs Engineering Group, Inc.	3,263,114
41,719	JetBlue Airways Corp.(b)	773,887
252,198	Johnson Controls International PLC	9,457,425
19,722	Kansas City Southern	2,428,567
27,053	KAR Auction Services, Inc.	1,527,953
19,034	Kennametal, Inc.	774,684
17,653	Kirby Corp.(b)	1,442,603
32,136	Knight-Swift Transportation Holdings, Inc.	1,071,736
16,203	L3 Technologies, Inc.	3,541,652
6,744	Landstar System, Inc.	734,826
3,280	Lennox International, Inc.	890,356
10,620	Lincoln Electric Holdings, Inc.	926,807
44,880	Lockheed Martin Corp.	14,959,850
42,953	Macquarie Infrastructure Corp.	1,740,026
43,081	ManpowerGroup, Inc.	4,137,499
49,734	Masco Corp.	1,942,610
25,106	MasTec, Inc.(b)	1,271,619
33,162	Meritor, Inc.(b)	804,510
6,989	Middleby Corp. (The)(b)	923,457
8,553	Moog, Inc., Class A	800,903
48,266	MRC Global, Inc.(b)	836,450
11,573	MSC Industrial Direct Co., Inc., Class A	968,081
24,926	Mueller Industries, Inc.	727,091
22,244	Navistar International Corp.(b)	759,410
142,537	Nielsen Holdings PLC	3,638,970
6,025	Nordson Corp.	879,349
48,456	Norfolk Southern Corp.	9,885,993
26,763	Northrop Grumman Corp.	7,758,861
46,088	NOW, Inc.(b)	673,807
46,071	nVent Electric PLC	1,287,684
6,082	Old Dominion Freight Line, Inc.	907,921
22,402	Oshkosh Corp.	1,850,181
37,024	Owens Corning	1,898,221
106,724	PACCAR, Inc.	7,648,909
24,957	Parker-Hannifin Corp.	4,519,214
37,778	Pentair PLC	1,472,964
206,947	Pitney Bowes, Inc.	1,471,393
66,260	Quanta Services, Inc.	2,690,156
54,657	Raytheon Co.	9,706,537
13,119	Regal Beloit Corp.	1,116,165
45,334	Republic Services, Inc.	3,754,562

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
55,760	Resideo Technologies, Inc.(b)	$1,265,752
28,602	Rexnord Corp.(b)	818,017
20,993	Robert Half International, Inc.	1,303,455
17,536	Rockwell Automation, Inc.	3,168,931
8,359	Roper Technologies, Inc.	3,006,732
18,786	Rush Enterprises, Inc., Class A	796,714
39,167	Ryder System, Inc.	2,467,521
29,641	Sensata Technologies Holding PLC(b)	1,480,272
11,572	Snap-on, Inc.	1,947,336
30,632	Southwest Airlines Co.	1,661,173
15,052	Spirit AeroSystems Holdings, Inc., Class A	1,308,019
34,282	Stanley Black & Decker, Inc.	5,025,741
27,500	Stericycle, Inc.(b)	1,605,725
4,483	Teledyne Technologies, Inc.(b)	1,114,070
30,339	Terex Corp.	1,011,199
61,973	Textron, Inc.	3,284,569
20,007	Timken Co. (The)	959,336
11,862	Toro Co. (The)	867,705
8,377	TransDigm Group, Inc.(b)	4,042,070
15,911	TransUnion	1,108,201
63,512	Trinity Industries, Inc.	1,369,319
54,010	Tutor Perini Corp.(b)	1,078,580
111,078	Union Pacific Corp.	19,665,249
33,834	United Continental Holdings, Inc.(b)	3,006,489
157,776	United Parcel Service, Inc., Class B	16,758,967
29,434	United Rentals, Inc.(b)	4,147,839
183,875	United Technologies Corp.	26,222,414
67,873	Univar, Inc.(b)	1,515,604
6,073	Valmont Industries, Inc.	818,883
11,213	Verisk Analytics, Inc., Class A	1,582,603
8,492	W.W. Grainger, Inc.	2,394,744
8,893	WABCO Holdings, Inc.(b)	1,177,789
14,604	Wabtec Corp.	1,081,718
72,233	Waste Management, Inc.	7,753,490
7,096	Watsco, Inc.	1,124,503
34,645	WESCO International, Inc.(b)	1,983,080
45,182	XPO Logistics, Inc.(b)(c)	3,075,991
21,244	Xylem, Inc.	1,771,750
123,618	YRC Worldwide, Inc.(b)	841,839

		567,917,436

	Information Technology—13.8%
81,139	Accenture PLC, Class A	14,821,661
14,203	Adobe, Inc.(b)	4,108,218
34,190	Advanced Micro Devices, Inc.(b)	944,670
22,225	Akamai Technologies, Inc.(b)	1,779,333
11,859	Alliance Data Systems Corp.	1,898,626
30,723	Amdocs Ltd.	1,692,223
29,625	Amphenol Corp., Class A	2,949,465
41,216	Analog Devices, Inc.	4,790,948
18,202	Anixter International, Inc.(b)	1,144,360
5,554	ANSYS, Inc.(b)	1,087,473
757,340	Apple, Inc.	151,975,418
145,275	Applied Materials, Inc.	6,402,269
64,593	Arrow Electronics, Inc.(b)	5,458,754
41,960	Automatic Data Processing, Inc.	6,897,804
42,281	Avaya Holdings Corp.(b)	806,721

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
91,010	Avnet, Inc.	$4,423,996
12,327	Belden, Inc.	684,765
26,835	Benchmark Electronics, Inc.	725,350
16,229	Black Knight, Inc.(b)	915,640
29,018	Booz Allen Hamilton Holding Corp.	1,720,477
29,536	Broadcom, Inc.	9,404,262
12,666	Broadridge Financial Solutions, Inc.	1,496,235
6,549	CACI International, Inc., Class A(b)	1,276,662
14,521	Cadence Design Systems, Inc.(b)	1,007,467
11,623	CDK Global, Inc.	701,099
24,799	CDW Corp.	2,618,774
10,412	Check Point Software Technologies Ltd. (Israel)(b)	1,257,353
22,201	Ciena Corp.(b)	851,630
796,705	Cisco Systems, Inc.	44,575,645
10,239	Citrix Systems, Inc.	1,033,729
63,405	Cognizant Technology Solutions Corp., Class A	4,626,029
68,491	CommScope Holding Co., Inc.(b)	1,697,207
135,491	Conduent, Inc.(b)	1,738,350
18,975	CoreLogic, Inc.(b)	770,575
188,721	Corning, Inc.	6,010,764
15,801	Cree, Inc.(b)	1,044,288
51,601	Cypress Semiconductor Corp.	886,505
54,785	Dell Technologies, Inc., Class C(b)	3,693,057
87,396	Diebold Nixdorf, Inc.(b)	881,826
71,324	DXC Technology Co.	4,688,840
21,530	EchoStar Corp., Class A(b)	857,970
5,553	Euronet Worldwide, Inc.(b)	832,339
5,986	F5 Networks, Inc.(b)	939,203
45,562	Fidelity National Information Services, Inc.	5,282,003
89,377	First Data Corp., Class A(b)	2,311,289
29,871	First Solar, Inc.(b)	1,837,963
33,330	Fiserv, Inc.(b)	2,907,709
7,961	FleetCor Technologies, Inc.(b)	2,077,423
513,804	Flex Ltd.(b)	5,672,396
16,763	FLIR Systems, Inc.	887,433
5,530	Gartner, Inc.(b)	879,104
10,731	Global Payments, Inc.	1,567,477
682,527	Hewlett Packard Enterprise Co.	10,790,752
408,011	HP, Inc.	8,139,819
20,619	Insight Enterprises, Inc.(b)	1,166,623
940,306	Intel Corp.	47,993,218
305,021	International Business Machines Corp.	42,785,296
10,637	Intuit, Inc.	2,670,525
109,771	Jabil, Inc.	3,316,182
6,727	Jack Henry & Associates, Inc.	1,002,727
76,918	Juniper Networks, Inc.	2,136,013
53,808	KBR, Inc.	1,195,614
16,926	Keysight Technologies, Inc.(b)	1,473,070
38,260	KLA-Tencor Corp.	4,877,385
16,516	Lam Research Corp.	3,425,914
44,002	Leidos Holdings, Inc.	3,233,267
66,633	Marvell Technology Group Ltd.	1,667,158
31,058	Mastercard, Inc., Class A	7,896,186
38,494	Maxim Integrated Products, Inc.	2,309,640
25,979	Microchip Technology, Inc.	2,595,042

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
248,562	Micron Technology, Inc.(b)	$10,454,518
726,132	Microsoft Corp.	94,832,839
16,592	Motorola Solutions, Inc.	2,404,347
64,176	NCR Corp.(b)	1,857,895
36,723	NetApp, Inc.	2,675,271
54,918	Nuance Communications, Inc.(b)	924,270
23,314	NVIDIA Corp.	4,219,834
61,685	NXP Semiconductors NV (Netherlands)	6,515,170
72,743	ON Semiconductor Corp.(b)	1,677,454
402,351	Oracle Corp.	22,262,081
42,643	Paychex, Inc.	3,595,231
67,901	PayPal Holdings, Inc.(b)	7,657,196
52,426	Perspecta, Inc.	1,209,992
11,761	Plexus Corp.(b)	707,777
26,854	Qorvo, Inc.(b)	2,030,431
422,147	QUALCOMM, Inc.	36,359,521
5,279	Red Hat, Inc.(b)	963,576
56,103	Sabre Corp.	1,164,698
21,146	salesforce.com, inc.(b)	3,496,491
46,237	Sanmina Corp.(b)	1,568,359
9,542	Science Applications International Corp.	715,173
117,440	Seagate Technology PLC	5,674,701
24,169	Skyworks Solutions, Inc.	2,131,222
12,446	SS&C Technologies Holdings, Inc.	842,096
196,014	Symantec Corp.	4,745,499
17,674	SYNNEX Corp.	1,906,671
13,805	Synopsys, Inc.(b)	1,671,509
72,141	TE Connectivity Ltd.	6,900,287
48,836	Tech Data Corp.(b)	5,206,406
17,924	Teradata Corp.(b)	815,004
20,924	Teradyne, Inc.	1,025,276
112,283	Texas Instruments, Inc.	13,230,306
16,055	Total System Services, Inc.	1,641,463
30,102	Trimble, Inc.(b)	1,228,764
9,850	ViaSat, Inc.(b)	894,577
86,528	Visa, Inc., Class A.	14,227,799
32,950	Vishay Intertechnology, Inc.	652,740
4,044	VMware, Inc., Class A	825,502
139,421	Western Digital Corp.	7,127,202
135,408	Western Union Co. (The)	2,632,332
4,415	WEX, Inc.(b)	928,474
13,319	Worldpay, Inc., Class A(b)	1,561,120
97,103	Xerox Corp.	3,239,356
18,816	Xilinx, Inc.	2,260,554
4,294	Zebra Technologies Corp., Class A(b)	906,635

		769,782,827

	Materials—3.6%
34,980	Air Products and Chemicals, Inc.	7,198,534
416,798	AK Steel Holding Corp.(b)(c)	1,008,651
22,165	Albemarle Corp.	1,663,705
110,600	Alcoa Corp.(b)	2,950,808
29,696	Allegheny Technologies, Inc.(b)	740,024
10,017	AptarGroup, Inc.	1,114,291
15,509	Ashland Global Holdings, Inc.	1,248,940
18,135	Avery Dennison Corp.	2,006,638
47,509	Axalta Coating Systems Ltd.(b)	1,281,793

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
47,529	Ball Corp.	$2,848,888
25,600	Bemis Co., Inc.	1,469,952
35,507	Berry Global Group, Inc.(b)	2,087,812
21,018	Cabot Corp.	953,797
15,133	Carpenter Technology Corp.	751,656
24,747	Celanese Corp., Series A	2,669,954
74,631	CF Industries Holdings, Inc.	3,341,976
35,839	Chemours Co. (The)	1,290,562
77,506	Cleveland-Cliffs, Inc.(c)	774,285
75,470	Commercial Metals Co.	1,304,876
13,603	Compass Minerals International, Inc.	780,676
96,364	Constellium N.V., Class A(b)	900,040
43,766	Crown Holdings, Inc.(b)	2,544,118
30,753	Domtar Corp.	1,503,822
248,079	Dow, Inc.(b)	14,073,522
748,182	DowDuPont, Inc.	28,767,598
48,613	Eastman Chemical Co.	3,834,593
30,968	Ecolab, Inc.	5,700,589
88,641	Element Solutions, Inc.(b)	962,641
14,494	FMC Corp.	1,145,896
605,736	Freeport-McMoRan, Inc.	7,456,610
98,937	Graphic Packaging Holding Co.	1,373,246
99,421	Huntsman Corp.	2,211,123
11,591	International Flavors & Fragrances, Inc.	1,597,124
162,100	International Paper Co.	7,587,901
108,283	Linde PLC (United Kingdom)	19,519,094
32,380	Louisiana-Pacific Corp.	811,119
135,773	LyondellBasell Industries N.V., Class A	11,979,252
9,844	Martin Marietta Materials, Inc.	2,184,384
132,838	Mosaic Co. (The)	3,468,400
111,019	Newmont Goldcorp Corp.	3,448,250
105,139	Nucor Corp.	6,000,283
57,361	Olin Corp.	1,244,160
105,941	Owens-Illinois, Inc.	2,093,394
24,838	Packaging Corp. of America	2,462,936
24,899	PolyOne Corp.	688,208
48,729	PPG Industries, Inc.	5,725,657
30,543	Reliance Steel & Aluminum Co.	2,808,734
7,659	Royal Gold, Inc.	666,793
28,277	RPM International, Inc.	1,715,000
10,529	Scotts Miracle-Gro Co. (The)	895,176
39,861	Sealed Air Corp.	1,858,320
8,020	Sherwin-Williams Co. (The)	3,647,737
24,436	Silgan Holdings, Inc.	731,614
28,155	Sonoco Products Co.	1,775,454
60,424	Steel Dynamics, Inc.	1,914,232
18,755	Trinseo SA	843,037
95,042	United States Steel Corp.(c)	1,482,655
16,411	Vulcan Materials Co.	2,069,591
26,634	Warrior Met Coal, Inc.	825,654
8,475	Westlake Chemical Corp.	591,131
115,689	WestRock Co.	4,440,144

		203,037,050

	Real Estate—3.3%
15,573	Alexandria Real Estate Equities, Inc.	2,217,439
32,518	American Campus Communities, Inc.	1,534,850

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
37,326	American Homes 4 Rent, Class A	$895,077
32,297	American Tower Corp.	6,307,604
26,189	Apartment Investment & Management Co., Class A	1,292,689
90,068	Apple Hospitality REIT, Inc.	1,481,619
21,781	AvalonBay Communities, Inc.	4,376,456
32,598	Boston Properties, Inc.	4,486,137
54,690	Brandywine Realty Trust	841,679
101,863	Brixmor Property Group, Inc.	1,821,310
36,736	Brookfield Property REIT, Inc., Class A	765,211
17,079	Camden Property Trust	1,719,001
490,387	CBL & Associates Properties, Inc.(c)	495,291
63,405	CBRE Group, Inc., Class A(b)	3,301,498
286,463	Colony Capital, Inc.	1,472,420
47,399	Columbia Property Trust, Inc.	1,076,431
88,809	CoreCivic, Inc.	1,848,115
28,584	Corporate Office Properties Trust	796,922
76,007	Cousins Properties, Inc.	727,387
53,275	Crown Castle International Corp.	6,700,930
27,794	CubeSmart	886,907
11,925	CyrusOne, Inc.	664,103
76,558	DiamondRock Hospitality Co.	831,420
35,147	Digital Realty Trust, Inc.	4,137,153
26,930	Douglas Emmett, Inc.	1,109,247
63,813	Duke Realty Corp.	1,985,861
13,387	EPR Properties	1,055,699
8,688	Equinix, Inc.	3,950,434
22,622	Equity Commonwealth	719,380
8,091	Equity LifeStyle Properties, Inc.	944,220
70,165	Equity Residential.	5,362,009
9,073	Essex Property Trust, Inc.	2,563,123
14,375	Extra Space Storage, Inc.	1,490,544
10,426	Federal Realty Investment Trust	1,395,520
33,418	Gaming and Leisure Properties, Inc.	1,349,419
54,498	GEO Group, Inc. (The)	1,091,050
113,778	HCP, Inc.	3,388,309
25,148	Healthcare Realty Trust, Inc.	776,570
39,287	Healthcare Trust of America, Inc., Class A	1,083,535
25,462	Highwoods Properties, Inc.	1,135,096
76,268	Hospitality Properties Trust	1,982,968
235,788	Host Hotels & Resorts, Inc.	4,536,561
7,348	Howard Hughes Corp. (The)(b)	815,628
28,686	Hudson Pacific Properties, Inc.	999,994
45,150	Invitation Homes, Inc.	1,122,429
92,436	Iron Mountain, Inc.	3,002,321
9,850	Jones Lang LaSalle, Inc.	1,522,515
16,636	Kilroy Realty Corp.	1,279,475
121,053	Kimco Realty Corp.	2,105,112
16,349	Lamar Advertising Co., Class A	1,351,572
72,956	Lexington Realty Trust	661,711
32,542	Liberty Property Trust	1,615,385
8,721	Life Storage, Inc.	831,024
47,829	Macerich Co. (The)	1,919,856
32,758	Mack-Cali Realty Corp.	762,606
66,537	Medical Properties Trust, Inc.	1,161,736
21,795	Mid-America Apartment Communities, Inc.	2,384,591

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
22,626	National Retail Properties, Inc.	$1,190,580
42,172	Omega Healthcare Investors, Inc.(c)	1,492,467
67,912	Outfront Media, Inc. REIT	1,618,343
67,918	Paramount Group, Inc.	984,132
62,353	Park Hotels & Resorts, Inc.	2,000,284
47,027	Piedmont Office Realty Trust, Inc.,
	Class A	979,102
77,112	Prologis, Inc.	5,912,177
17,341	Public Storage	3,835,482
36,796	Rayonier, Inc.	1,169,745
83,758	Realogy Holdings Corp.(c)	1,090,529
36,934	Realty Income Corp.	2,585,749
26,098	Regency Centers Corp.	1,753,003
76,349	Retail Properties of America, Inc., Class A	938,329
69,439	RLJ Lodging Trust	1,278,372
8,470	Ryman Hospitality Properties, Inc.	674,212
42,979	Sabra Health Care REIT, Inc.	840,669
5,013	SBA Communications Corp., Class A(b)	1,021,299
130,446	Senior Housing Properties Trust	1,047,481
44,051	Simon Property Group, Inc.	7,651,659
81,264	SITE Centers Corp.	1,075,935
25,458	SL Green Realty Corp.	2,248,960
30,256	Spirit Realty Capital, Inc.	1,224,158
24,491	STORE Capital Corp. REIT	816,040
9,908	Sun Communities, Inc.	1,219,477
79,906	Sunstone Hotel Investors, Inc.	1,150,646
18,625	Taubman Centers, Inc.	918,213
38,421	UDR, Inc.	1,727,024
59,097	Uniti Group, Inc.	649,476
92,721	Ventas, Inc.	5,666,180
339,192	VEREIT, Inc.	2,801,726
48,025	VICI Properties, Inc.	1,094,970
35,829	Vornado Realty Trust	2,477,217
184,918	Washington Prime Group, Inc.(c)	822,885
31,981	Weingarten Realty Investors	925,530
96,081	Welltower, Inc.	7,160,917
208,804	Weyerhaeuser Co.	5,595,947
22,291	WP Carey, Inc.	1,768,122
47,176	Xenia Hotels & Resorts, Inc.	1,021,360

		186,561,546

	Utilities—4.6%
301,235	AES Corp. (The)	5,157,143
12,773	ALLETE, Inc.	1,040,361
55,644	Alliant Energy Corp.	2,628,066
65,726	Ameren Corp.	4,782,881
144,332	American Electric Power Co., Inc.	12,347,603
30,405	American Water Works Co., Inc.	3,289,517
29,979	Aqua America, Inc.	1,170,980
20,501	Atmos Energy Corp.	2,098,072
15,267	Avangrid, Inc.	781,823
23,584	Avista Corp.	1,017,414
12,350	Black Hills Corp.	898,586
145,665	CenterPoint Energy, Inc.	4,515,615
72,159	CMS Energy Corp.	4,008,432
111,429	Consolidated Edison, Inc.	9,600,723
165,102	Dominion Energy, Inc.	12,856,493

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco FTSE RAFI US 1000 ETF (PRF) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
50,741	DTE Energy Co.	$6,378,651
260,702	Duke Energy Corp.	23,755,166
123,872	Edison International	7,899,317
71,319	Entergy Corp.	6,910,811
12,947	Evergy, Inc.	748,595
85,516	Eversource Energy	6,128,077
356,748	Exelon Corp.	18,176,311
124,524	FirstEnergy Corp.	5,233,744
37,328	Hawaiian Electric Industries, Inc.	1,548,365
11,151	IDACORP, Inc.	1,104,172
19,198	National Fuel Gas Co.	1,136,714
19,600	New Jersey Resources Corp.	981,568
86,722	NextEra Energy, Inc.	16,862,226
89,724	NiSource, Inc.	2,492,533
14,236	NorthWestern Corp.	994,385
57,197	NRG Energy, Inc.	2,354,800
50,329	OGE Energy Corp.	2,130,930
10,772	ONE Gas, Inc.	953,537
704,359	PG&E Corp.(b)	15,862,165
33,318	Pinnacle West Capital Corp.	3,174,206
22,083	PNM Resources, Inc.	1,025,534
27,068	Portland General Electric Co.	1,415,927
271,546	PPL Corp.	8,474,951
149,627	Public Service Enterprise Group, Inc.	8,925,250
65,751	Sempra Energy	8,412,840
21,614	South Jersey Industries, Inc.	694,242
348,390	Southern Co. (The)	18,541,316
12,753	Southwest Gas Holdings, Inc.	1,060,922
12,179	Spire, Inc.	1,025,350
48,751	UGI Corp.	2,657,417
118,190	Vistra Energy Corp.	3,220,677
68,274	WEC Energy Group, Inc.	5,354,730
138,862	Xcel Energy, Inc.	7,845,703

		259,674,841

	Total Common Stocks & Other Equity Interests (Cost $4,760,568,508)	5,588,739,218

	Money Market Funds—0.0%
1,842,197	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(e) (Cost $1,842,197)	1,842,197

	Total Investments in Securities
	(excluding investments purchased with cash collateral from securities on loan) (Cost $4,762,410,705)—100.0%	5,590,581,415

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.4%
18,438,410	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(e)(f)	18,438,410

Number of Shares		Value
	Money Market Funds (continued)
6,144,298	Invesco Liquid Assets Portfolio—
	Institutional Class, 2.48%(e)(f)	$6,146,141

	Total Money Market Funds (Cost $24,584,551)	24,584,551

	Total Investments in Securities (Cost $4,786,995,256)—100.4%	5,615,165,966

	Other assets less liabilities—(0.4)%	(25,141,415)

	Net Assets—100.0%	$5,590,024,551

Abbreviations:

REIT-Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)	Affiliated company. See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—3.9%
272,145	AMC Entertainment Holdings, Inc.(b)	$4,125,718
14,977	ATN International, Inc.	914,346
14,252	Boingo Wireless, Inc.(c)	324,090
2,244	Cable One, Inc.	2,379,829
144,380	Cars.com, Inc.(c)	3,004,548
277,772	Cincinnati Bell, Inc.(c)	2,472,171
37,544	Cogent Communications Holdings, Inc.	2,073,555
345,979	Consolidated Communications Holdings, Inc.(b)	1,785,252
59,417	E.W. Scripps Co. (The), Class A	1,354,113
36,169	Emerald Expositions Events, Inc.	508,174
272,869	Entercom Communications Corp., Class A	1,877,339
209,505	Entravision Communications Corp., Class A	601,279
95,847	Eros International PLC (India)(b)(c)	831,952
42,314	GCI Liberty, Inc.(c)	2,522,761
78,412	Global Eagle Entertainment, Inc.(b)(c)	50,262
29,551	Glu Mobile, Inc.(c)	323,288
118,082	Gogo, Inc.(b)(c)	621,111
129,984	Gray Television, Inc.(c)	3,045,525
108,604	IDT Corp., Class B(c)	773,261
58,686	IMAX Corp.(c)	1,430,765
124,456	Intelsat S.A.(b)(c)	2,518,989
121,140	Iridium Communications, Inc.(c)	3,326,504
73,071	John Wiley & Sons, Inc., Class A	3,374,419
5,206	Liberty Media Corp.-Liberty Braves, Class A(c)	147,642
18,537	Liberty Media Corp.-Liberty Braves, Series C(c)	521,817
101,725	Liberty TripAdvisor Holdings, Inc., Series A(c)	1,499,427
12,063	Madison Square Garden Co. (The), Class A(c)	3,768,964
25,467	Marcus Corp. (The)	958,069
391,339	MDC Partners, Inc., Class A(c)	821,812
46,623	Meet Group, Inc. (The)(c)	259,224
48,429	MSG Networks, Inc., Class A(c)	1,115,320
315,581	National CineMedia, Inc.	2,202,755
175,835	New Media Investment Group, Inc.	1,879,676
75,242	New York Times Co. (The), Class A	2,494,272
325,412	NII Holdings, Inc.(c)	637,808
50,087	ORBCOMM, Inc.(c)	362,630
25,118	QuinStreet, Inc.(c)	358,434
28,059	Reading International, Inc., Class A(c)	428,180
10,441	Rosetta Stone, Inc.(c)	263,322
58,349	Scholastic Corp.	2,326,958
27,043	Shenandoah Telecommunications Co.	1,117,687
474,202	Sirius XM Holdings, Inc.(b)	2,755,114
50,520	Spok Holdings, Inc.	699,702
13,599	TechTarget, Inc.(c)	226,967
44,526	Townsquare Media, Inc., Class A	251,572
76,731	Tribune Publishing Co.(c)	825,626
58,345	TripAdvisor, Inc.(c)	3,105,704
66,190	TrueCar, Inc.(c)	426,264
28,163	United States Cellular Corp.(c)	1,354,640
178,285	Vonage Holdings Corp.(c)	1,732,930
135,487	WideOpenWest, Inc.(c)	1,082,541

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Communication Services (continued)
10,050	World Wrestling Entertainment, Inc., Class A	$842,693
49,206	Yelp, Inc.(c)	1,971,192
27,457	Zillow Group, Inc., Class A(c)	911,847
60,055	Zillow Group, Inc., Class C, Class A(c)	2,005,837
439,065	Zynga, Inc., Class A(c)	2,485,108

		82,080,985

	Consumer Discretionary—13.7%
37,632	1-800-Flowers.com, Inc., Class A(c)	801,185
50,928	Acushnet Holdings Corp.	1,283,895
78,875	Adtalem Global Education, Inc.(c)	3,890,115
151,674	American Outdoor Brands Corp.(c)	1,493,989
29,977	American Public Education, Inc.(c)	959,264
7,109	America’s Car-Mart, Inc.(c)	704,146
50,767	At Home Group, Inc.(c)	1,192,517
278,974	Barnes & Noble Education, Inc.(c)	1,199,588
489,887	Barnes & Noble, Inc.	2,464,132
26,681	Bassett Furniture Industries, Inc.	473,855
147,618	BBX Capital Corp.	817,804
181,715	Beazer Homes USA, Inc.(c)	2,414,992
242,183	Big 5 Sporting Goods Corp.	636,941
3,603	Biglari Holdings, Inc., Class B(c)	502,006
23,002	BJ’s Restaurants, Inc.	1,148,030
139,876	Blue Apron Holdings, Inc., Class A(b)(c)	144,072
33,529	Boot Barn Holdings, Inc.(c)	965,300
122,864	Boyd Gaming Corp.	3,536,026
28,446	Bright Horizons Family Solutions, Inc.(c)	3,645,355
144,596	Buckle, Inc. (The)(b)	2,672,134
51,661	Build-A-Bear Workshop, Inc.(c)	289,302
107,169	Caleres, Inc.	2,811,043
85,375	Callaway Golf Co.	1,499,185
78,952	Camping World Holdings, Inc., Class A(b)	1,177,964
72,823	Career Education Corp.(c)	1,321,737
28,210	Carriage Services, Inc.	495,085
126,018	Carrols Restaurant Group, Inc.(c)	1,236,237
106,113	Cato Corp. (The), Class A	1,608,673
9,415	Cavco Industries, Inc.(c)	1,174,710
45,102	Century Casinos, Inc.(c)	410,428
64,384	Century Communities, Inc.(c)	1,637,285
72,696	Cheesecake Factory, Inc. (The)	3,607,176
17,720	Chegg, Inc.(c)	631,718
683,600	Chico’s FAS, Inc.	2,392,600
26,753	Children’s Place, Inc. (The)	3,018,273
18,485	Choice Hotels International, Inc.	1,534,994
22,024	Churchill Downs, Inc.	2,221,120
27,344	Chuy’s Holdings, Inc.(c)	543,872
34,915	Citi Trends, Inc.	646,277
16,770	Collectors Universe, Inc.	291,630
19,994	Columbia Sportswear Co.	1,998,800
74,586	Conn’s, Inc.(c)	1,929,540
64,965	Container Store Group, Inc. (The)(b)(c)	561,298
47,169	Crocs, Inc.(c)	1,313,657
40,286	CSS Industries, Inc.	282,405
45,968	Dave & Buster’s Entertainment, Inc.	2,612,821
25,860	Deckers Outdoor Corp.(c)	4,091,311
77,300	Del Friscos Restaurant Group, Inc.(b)(c)	517,910

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
80,145	Del Taco Restaurants, Inc.(c)	$805,457
46,152	Denny’s Corp.(c)	859,350
19,019	Despegar.com Corp. (Argentina)(c)	277,487
56,653	Dillard’s, Inc., Class A(b)	3,877,898
23,673	Dine Brands Global, Inc.	2,098,848
20,604	Dorman Products, Inc.(c)	1,806,353
197,188	Drive Shack, Inc.(c)	1,013,546
32,328	El Pollo Loco Holdings, Inc.(c)	413,152
44,952	Eldorado Resorts, Inc.(c)	2,219,280
69,680	Ethan Allen Interiors, Inc.	1,539,928
14,991	Etsy, Inc.(c)	1,012,492
142,037	Everi Holdings, Inc.(c)	1,461,561
698,837	Express, Inc.(c)	2,571,720
65,718	Fiesta Restaurant Group, Inc.(c)	831,990
14,897	Five Below, Inc.(c)	2,180,772
21,817	Flexsteel Industries, Inc.	472,556
24,021	Floor & Decor Holdings, Inc., Class A(c)	1,153,488
13,565	Fox Factory Holding Corp.(c)	1,052,644
925,302	Francesca’s Holdings Corp.(c)	640,031
365,979	Freds, Inc., Class A(c)	534,329
77,850	frontdoor, Inc.(c)	2,743,434
168,976	FTD Cos., Inc.(c)	121,257
9,450	Funko, Inc., Class A(c)	187,393
47,972	Gentherm, Inc.(c)	2,032,094
104,045	G-III Apparel Group Ltd.(c)	4,489,542
1,167,187	GNC Holdings, Inc., Class A(b)(c)	2,591,155
25,509	Golden Entertainment, Inc.(b)(c)	401,257
182,716	GoPro, Inc., Class A(b)(c)	1,079,852
32,151	Grand Canyon Education, Inc.(c)	3,725,979
756,596	Groupon, Inc.(c)	2,663,218
25,129	GrubHub, Inc.(c)	1,678,366
160,614	Guess?, Inc.	3,271,707
30,900	Habit Restaurants, Inc. (The), Class A(c)	329,394
17,603	Hamilton Beach Brands Holding Co., Class A	318,614
56,986	Haverty Furniture Cos., Inc.	1,357,407
29,356	Helen of Troy Ltd.(c)	4,227,264
100,966	Hibbett Sports, Inc.(c)	2,089,996
115,294	Hilton Grand Vacations, Inc.(c)	3,694,020
21,184	Hooker Furniture Corp.	631,495
313,513	Horizon Global Corp.(b)(c)	871,566
282,213	Houghton Mifflin Harcourt Co.(c)	2,012,179
58,133	Hovnanian Enterprises Inc., Class A(b)(c)	884,784
19,231	Installed Building Products, Inc.(c)	923,665
34,817	International Speedway Corp., Class A	1,536,126
11,939	iRobot Corp.(b)(c)	1,236,164
71,831	J. Jill, Inc.	402,972
31,345	Jack in the Box, Inc.	2,416,699
5,341	Johnson Outdoors, Inc., Class A	409,494
56,363	K12, Inc.(c)	1,697,654
68,818	Kirkland’s, Inc.(c)	404,650
34,545	Lands’ End, Inc.(c)	604,883
246,278	Laureate Education, Inc., Class A(c)	3,876,416
75,532	La-Z-Boy, Inc.	2,477,450
36,930	LCI Industries	3,244,300
21,219	LGI Homes, Inc.(c)	1,470,689
90,187	Libbey, Inc.(c)	225,467

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
17,524	Lindblad Expeditions Holdings, Inc.(c)	$284,064
59,514	Liquidity Services, Inc.(c)	404,100
100,716	Lumber Liquidators Holdings, Inc.(b)(c)	1,331,466
94,993	M/I Homes, Inc.(c)	2,675,953
28,710	MakeMyTrip Ltd. (India)(c)	723,779
9,587	Malibu Boats, Inc., Class A(c)	399,011
46,018	MarineMax, Inc.(c)	795,651
29,627	Marriott Vacations Worldwide Corp.	3,129,500
25,162	MasterCraft Boat Holdings, Inc.(c)	622,508
106,392	MDC Holdings, Inc.	3,251,340
4,808	MercadoLibre, Inc. (Argentina)(c)	2,327,745
154,378	Modine Manufacturing Co.(c)	2,283,251
10,966	Monarch Casino & Resort, Inc.(c)	468,139
27,124	Monro, Inc.	2,273,805
40,325	Motorcar Parts of America, Inc.(c)	833,114
25,389	Movado Group, Inc.	905,118
6,815	Nathan’s Famous, Inc.	470,576
56,980	National Vision Holdings, Inc.(c)	1,538,460
84,365	Nautilus, Inc.(c)	451,353
68,627	New Home Co., Inc. (The)(b)(c)	316,370
19,036	Ollie’s Bargain Outlet Holdings, Inc.(c)	1,820,603
61,237	Overstock.com, Inc.(b)(c)	807,104
22,658	Oxford Industries, Inc.	1,881,973
34,356	Papa John’s International, Inc.(b)	1,757,653
251,940	Party City Holdco, Inc.(b)(c)	1,687,998
28,905	PetMed Express, Inc.(b)	631,574
2,590,306	Pier 1 Imports, Inc.(b)(c)	2,349,148
13,878	Planet Fitness, Inc., Class A(c)	1,050,565
88,521	Playa Hotels & Resorts N.V.(c)	708,168
10,144	PlayAGS, Inc.(c)	244,673
23,348	Pool Corp.	4,289,961
63,709	Potbelly Corp.(c)	567,010
54,875	Quotient Technology, Inc.(c)	509,789
12,320	RCI Hospitality Holdings, Inc.	280,526
31,504	Red Lion Hotels Corp.(c)	249,512
63,566	Red Robin Gourmet Burgers, Inc.(c)	2,036,019
73,995	Red Rock Resorts, Inc., Class A	1,996,385
80,782	Regis Corp.(c)	1,512,239
133,500	Rent-A-Center, Inc.(c)	3,328,155
16,481	RH(b)(c)	1,758,687
14,094	Rocky Brands, Inc.	359,538
3,993	Roku, Inc.(c)	253,915
115,691	RTW RetailWinds, Inc.(c)	268,403
62,248	Rubicon Project, Inc. (The)(c)	397,765
26,152	Ruth’s Hospitality Group, Inc.	679,429
103,202	Scientific Games Corp.(c)	2,387,062
76,738	SeaWorld Entertainment, Inc.(c)	2,042,766
6,382	Shake Shack, Inc., Class A(c)	391,217
42,455	Shiloh Industries, Inc.(c)	242,843
21,660	Shoe Carnival, Inc.(b)	772,396
47,521	Shutterfly, Inc.(c)	2,082,845
12,750	Shutterstock, Inc.	515,737
42,456	Sleep Number Corp.(c)	1,477,469
140,646	Sonic Automotive, Inc., Class A	2,845,269
60,673	Sotheby’s(c)	2,559,187
32,202	Speedway Motorsports, Inc.	590,907
152,717	Sportsmans Warehouse Holdings, Inc.(c)	681,118

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
199,695	Stage Stores, Inc.(b)	$207,683
5,821	Stamps.com, Inc.(c)	499,442
33,632	Standard Motor Products, Inc.	1,680,591
162,969	Stein Mart, Inc.(b)(c)	150,469
90,709	Steven Madden Ltd.	3,297,272
11,904	Stitch Fix, Inc., Class A(c)	317,242
41,453	Stoneridge, Inc.(c)	1,302,868
8,630	Strategic Education, Inc.	1,237,110
6,005	Strattec Security Corp.	181,891
28,479	Sturm Ruger & Co., Inc.	1,594,539
13,514	Superior Group of Cos.Inc.	226,224
239,178	Superior Industries International, Inc.	1,183,931
228,333	Tailored Brands, Inc.	1,860,914
53,865	Texas Roadhouse, Inc.	2,909,249
56,359	Tile Shop Holdings, Inc.	273,905
43,717	Tilly’s, Inc., Class A	514,112
54,993	TopBuild Corp.(c)	3,917,151
85,208	Tower International, Inc.	1,988,755
51,931	Town Sports International Holdings, Inc.(c)	188,510
47,333	Unifi, Inc.(c)	956,127
36,946	Universal Electronics, Inc.(c)	1,405,795
93,879	Veoneer, Inc. (Sweden)(b)(c)	2,071,910
76,418	Vera Bradley, Inc.(c)	938,413
389,225	Vista Outdoor, Inc.(c)	3,359,012
189,800	Vitamin Shoppe, Inc.(c)	1,191,944
11,221	Wayfair, Inc., Class A(c)	1,819,485
44,238	Weight Watchers International, Inc.(c)	903,340
205,439	Wendy’s Co. (The)	3,823,220
13,765	Weyco Group, Inc.	472,277
140,199	William Lyon Homes, Class A(c)	2,363,755
9,438	Wingstop, Inc.	710,398
47,376	Winnebago Industries, Inc.	1,675,689
93,350	Wolverine World Wide, Inc.	3,436,213
48,404	ZAGG, Inc.(c)	398,849
77,842	Zovio Inc.(c)	468,609
46,765	Zumiez, Inc.(c)	1,245,352

		286,227,038

	Consumer Staples—3.1%
281,543	Adecoagro S.A. (Argentina)(c)	1,914,492
311,424	Amira Nature Foods Ltd. (United Arab Emirates)(c)	451,565
82,598	Andersons, Inc. (The)	2,700,955
5,834	Boston Beer Co., Inc. (The), Class A(c)	1,808,598
13,233	Calavo Growers, Inc.(b)	1,267,854
50,633	Cal-Maine Foods, Inc.	2,081,523
77,493	Central Garden & Pet Co., Class A(c)	1,897,029
30,512	Chefs’ Warehouse, Inc. (The)(c)	997,132
6,604	Coca-Cola Bottling Co. Consolidated, Inc.	2,146,498
15,416	Craft Brew Alliance, Inc.(c)	217,520
32,852	elf Beauty, Inc.(c)	420,177
54,672	Energizer Holdings, Inc.	2,618,242
22,097	Farmer Brothers Co.(c)	445,476
96,092	Fresh Del Monte Produce, Inc.	2,835,675
4,620	Freshpet, Inc.(c)	206,329
221,745	Hain Celestial Group, Inc. (The)(c)	4,838,476
152,598	Hostess Brands, Inc.(c)	2,044,813

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
48,118	Ingles Markets, Inc., Class A	$1,320,839
11,867	Inter Parfums, Inc.	860,239
11,742	J & J Snack Foods Corp.	1,845,608
16,036	John B. Sanfilippo & Son, Inc.	1,156,356
110,128	Keurig Dr Pepper, Inc.	3,201,421
17,601	Lancaster Colony Corp.	2,617,445
9,883	Limoneira Co.	225,728
3,923	Medifast, Inc.	575,465
6,094	MGP Ingredients, Inc.(b)	535,480
8,180	National Beverage Corp.(b)	458,080
24,093	Natural Grocers by Vitamin Cottage, Inc.(c)	298,271
18,170	Natural Health Trends Corp.(b)	210,045
159,820	Pilgrim’s Pride Corp.(c)	4,300,756
39,878	PriceSmart, Inc.	2,385,103
18,052	Primo Water Corp.(c)	284,319
114,275	Pyxus International, Inc.(b)(c)	2,608,898
18,474	Revlon, Inc., Class A(b)(c)	394,420
14,951	Seneca Foods Corp., Class A(c)	370,037
30,065	Simply Good Foods Co. (The)(c)	675,260
203,485	Smart & Final Stores, Inc.(c)	1,328,757
135,691	SpartanNash Co.	2,194,123
13,165	Tootsie Roll Industries, Inc.	511,197
5,247	Turning Point Brands, Inc.	224,414
9,600	USANA Health Sciences, Inc.(c)	801,216
315,448	Vector Group Ltd.	3,006,219
17,647	Village Super Market, Inc., Class A	518,469
6,241	WD-40 Co.	1,050,048
27,371	Weis Markets, Inc.	1,150,951

		64,001,518

	Energy—6.4%
183,968	Abraxas Petroleum Corp.(c)	253,876
298,120	Alta Mesa Resources, Inc., Class A(c)	65,586
99,949	Apergy Corp.(c)	3,966,976
210,301	Approach Resources, Inc.(c)	71,881
25,559	Arch Coal, Inc., Class A	2,478,712
283,856	Archrock, Inc.	2,869,784
122,523	Ardmore Shipping Corp. (Ireland)(c)	855,211
238,399	Basic Energy Services, Inc.(c)	600,766
19,234	Berry Petroleum Corp.	218,498
40,983	Bonanza Creek Energy, Inc.(c)	986,461
1,630,400	Bristow Group, Inc.(b)(c)	823,352
145,664	C&J Energy Services, Inc.(c)	2,046,579
7,270	Cactus, Inc., Class A(c)	263,901
83,254	California Resources Corp.(b)(c)	1,754,994
321,345	Callon Petroleum Co.(c)	2,413,301
147,327	CARBO Ceramics, Inc.(c)	400,729
97,590	Carrizo Oil & Gas, Inc.(c)	1,251,104
207,446	Centennial Resource Development, Inc., Class A(c)	2,184,406
33,034	Cheniere Energy, Inc.(c)	2,125,738
290,233	Clean Energy Fuels Corp.(c)	911,332
89,636	CONSOL Energy, Inc.(c)	3,038,660
79,862	Contango Oil & Gas Co.(c)	241,183
49,748	Core Laboratories N.V.(b)	3,153,526
69,280	CVR Energy, Inc.	3,159,861

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
1,069,143	Denbury Resources, Inc.(c)	$2,384,189
306,062	DHT Holdings, Inc.	1,631,310
7,452	DMC Global, Inc.	516,424
126,146	Dorian LPG Ltd.(c)	1,011,691
80,361	Dril-Quip, Inc.(c)	3,500,525
699,974	EP Energy Corp., Class A(c)	199,073
192,058	Equitrans Midstream Corp.	4,000,568
41,139	Era Group, Inc.(c)	396,580
126,506	Exterran Corp.(c)	1,798,915
394,824	Extraction Oil & Gas, Inc.(b)(c)	1,855,673
335,790	Forum Energy Technologies, Inc.(c)	2,008,024
171,461	Frank’s International N.V.(b)(c)	1,001,332
39,422	FTS International, Inc.(c)	408,018
71,639	GasLog Ltd. (Monaco)	1,119,718
34,172	Geopark Ltd. (Colombia)(c)	536,500
27,301	Geospace Technologies Corp.(c)	367,198
93,748	Golar LNG Ltd. (Bermuda)	1,831,836
249,616	Green Plains, Inc.	4,335,830
33,621	Gulf Island Fabrication, Inc.(c)	289,141
859,602	Halcon Resources Corp.(b)(c)	1,117,483
40,422	Hallador Energy Co.	208,578
398,252	Helix Energy Solutions Group, Inc.(c)	3,114,331
234,708	HighPoint Resources Corp.(c)	643,100
217,134	Hornbeck Offshore Services, Inc.(c)	282,274
62,711	Independence Contract Drilling, Inc.(c)	177,472
87,011	International Seaways, Inc.(c)	1,550,536
27,261	ION Geophysical Corp.(c)	348,668
24,290	Jagged Peak Energy, Inc.(b)(c)	256,745
62,290	Keane Group, Inc.(c)	653,422
169,949	Key Energy Services, Inc.(b)(c)	710,387
14,637	KLX Energy Services Holdings, Inc.(c)	410,568
267,397	Kosmos Energy Ltd. (Ghana)	1,788,886
268,306	Laredo Petroleum, Inc.(c)	810,284
820,156	Legacy Reserves Inc.(c)	369,070
37,398	Liberty Oilfield Services, Inc., Class A(b)	557,604
62,730	Lonestar Resources US Inc., Class A(c)	249,665
16,012	Mammoth Energy Services, Inc	249,627
83,937	Matador Resources Co.(c)	1,652,720
78,012	Matrix Service Co.(c)	1,529,815
58,503	Midstates Petroleum Co., Inc.(c)	747,083
15,111	Montage Resources Corp.(c)	168,034
9,262	NACCO Industries, Inc., Class A	378,723
105,086	Navigator Holdings Ltd.(c)	1,179,065
172,689	Newpark Resources, Inc.(c)	1,260,630
19,124	Nine Energy Service, Inc.(c)	384,966
961,934	Nordic American Tankers Ltd.	2,058,539
170,860	Oil States International, Inc.(c)	3,301,015
301,724	Overseas Shipholding Group, Inc., Class A(c)	549,138
384,580	Pacific Ethanol, Inc.(c)	419,192
97,000	Par Pacific Holdings, Inc.(c)	1,895,380
8,077	Penn Virginia Corp.(c)	362,657
472,982	Pioneer Energy Services Corp.(c)	822,989
36,781	ProPetro Holding Corp.(c)	813,964
86,206	Renewable Energy Group, Inc.(c)	2,079,289
13,863	REX American Resources Corp.(c)	1,171,562
25,835	RigNet, Inc.(c)	242,591

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
68,881	Ring Energy, Inc.(c)	$356,804
104,161	RPC, Inc.	1,071,817
189,701	SandRidge Energy, Inc.(c)	1,585,900
147,485	Scorpio Tankers, Inc. (Monaco)	3,802,163
38,035	SEACOR Holdings, Inc.(c)	1,694,079
30,306	SEACOR Marine Holdings, Inc.(c)	411,556
53,642	Select Energy Services, Inc., Class A(c)	617,956
225,358	Ship Finance International Ltd. (Norway)(b)	2,875,568
13,696	SilverBow Resources, Inc.(c)	248,445
76,932	Smart Sand, Inc.(b)(c)	302,343
741,719	Southwestern Energy Co.(c)	2,929,790
434,303	SRC Energy, Inc.(c)	2,670,963
807,798	Superior Energy Services, Inc.(c)	2,899,995
14,746	Talos Energy, Inc.(c)	437,956
583,984	Teekay Corp. (Bermuda)	2,429,373
1,202,766	Teekay Tankers Ltd., Class A (Bermuda)(c)	1,311,015
541,070	TETRA Technologies, Inc.(c)	1,287,747
72,219	Tidewater, Inc.(c)	1,624,928
856,202	Ultra Petroleum Corp.(c)	359,947
165,575	Unit Corp.(c)	2,245,197
188,503	US Silica Holdings, Inc.(b)	2,982,117
158,714	W&T Offshore, Inc.(c)	1,012,595

		135,003,268

	Financials—17.6%
20,766	1st Source Corp.	972,472
80,080	AG Mortgage Investment Trust, Inc.	1,370,169
9,036	Allegiance Bancshares, Inc.(c)	312,375
202,527	Ambac Financial Group, Inc.(c)	3,787,255
17,949	American National Insurance Co.	2,033,442
31,010	Ameris Bancorp	1,130,625
31,891	AMERISAFE, Inc.	1,888,585
336,938	Anworth Mortgage Asset Corp.	1,411,770
161,824	Apollo Commercial Real Estate Finance, Inc.	3,032,582
73,705	Arbor Realty Trust, Inc.(b)	1,006,810
72,112	Ares Commercial Real Estate Corp.	1,096,102
54,967	Argo Group International Holdings Ltd.	4,291,274
66,356	Arlington Asset Investment Corp., Class A	520,895
52,678	ARMOUR Residential REIT, Inc.	1,005,096
81,451	Artisan Partners Asset Management, Inc., Class A	2,308,321
26,170	Atlantic Capital Bancshares, Inc.(c)	456,405
56,763	Axos Financial, Inc.(c)	1,857,285
81,450	Banc of California, Inc.	1,181,839
17,372	BancFirst Corp.	979,781
86,702	Banco Latinoamericano de Comercio Exterior S.A., Class E (Panama)	1,875,364
57,845	Bancorp, Inc. (The)(c)	590,597
102,567	BancorpSouth Bank	3,126,242
11,887	Bank of Marin Bancorp	503,414
64,833	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	2,594,617
16,733	BankFinancial Corp.	251,162
35,014	Banner Corp.	1,856,442
8,814	Baycom Corp.(c)	203,163

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
68,716	Berkshire Hills Bancorp, Inc.	$2,060,793
339,177	BGC Partners, Inc., Class A	1,831,556
45,363	Blucora, Inc.(c)	1,587,705
41,054	BOK Financial Corp.	3,577,446
156,122	Boston Private Financial Holdings, Inc.	1,787,597
21,714	Bridge Bancorp, Inc.	672,917
107,607	Brookline Bancorp, Inc.	1,619,485
25,458	Bryn Mawr Bank Corp.	969,695
17,677	Byline Bancorp, Inc.(c)	353,894
69,910	Cadence BanCorp.	1,590,452
115,106	Cannae Holdings, Inc.(c)	2,954,771
277,268	Capitol Federal Financial, Inc.	3,826,298
348,591	Capstead Mortgage Corp.	2,994,397
15,104	Carolina Financial Corp.	545,103
91,486	Cathay General Bancorp	3,365,770
16,065	CBTX, Inc.	509,260
71,154	CenterState Bank Corp.	1,756,081
38,937	Central Pacific Financial Corp.	1,168,499
15,162	Central Valley Community Bancorp	310,215
29,629	Cherry Hill Mortgage Investment Corp.	511,397
17,484	City Holding Co.	1,387,880
13,090	Civista Bancshares, Inc.	287,980
83,393	CNA Financial Corp.	3,863,598
29,571	Cohen & Steers, Inc.	1,482,986
102,991	Columbia Banking System, Inc.	3,866,282
27,029	Columbia Financial, Inc.(c)	428,680
53,024	Community Bank System, Inc.	3,523,975
27,020	Community Trust Bancorp, Inc.	1,141,595
38,556	ConnectOne Bancorp, Inc.	841,677
77,387	Cowen, Inc., Class A(c)	1,296,232
6,349	Credit Acceptance Corp.(c)	3,150,501
37,011	Curo Group Holdings Corp.(c)	492,987
69,415	Customers Bancorp, Inc.(c)	1,572,250
94,910	CVB Financial Corp.	2,059,547
4,933	Diamond Hill Investment Group, Inc.	712,720
61,353	Dime Community Bancshares, Inc.	1,236,263
13,143	Donegal Group, Inc., Class A	177,431
116,719	Donnelley Financial Solutions, Inc.(c)	1,786,968
171,949	Dynex Capital, Inc.	1,048,889
32,473	Eagle Bancorp, Inc.(c)	1,794,458
3,196	eHealth, Inc.(c)	194,125
52,838	Elevate Credit, Inc.(c)	236,714
24,164	Ellington Residential Mortgage REIT	285,618
19,020	EMC Insurance Group, Inc.	610,732
43,354	Employers Holdings, Inc.	1,860,754
59,983	Encore Capital Group, Inc.(c)	1,695,120
73,305	Enova International, Inc.(c)	2,010,756
18,684	Enstar Group Ltd. (Bermuda)(c)	3,311,926
11,407	Entegra Financial Corp.(c)	336,506
21,395	Enterprise Financial Services Corp.	910,143
15,713	Equity Bancshares, Inc., Class A(c)	412,623
76,837	Essent Group Ltd.(c)	3,645,916
33,995	Evercore, Inc., Class A	3,312,133
122,568	Exantas Capital Corp. REIT	1,342,120
17,625	FactSet Research Systems, Inc.	4,862,209
19,186	FB Financial Corp.	704,894
19,468	FBL Financial Group, Inc., Class A	1,216,166

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
14,728	Federal Agricultural Mortgage Corp., Class C	$1,126,397
25,246	FedNat Holding Co.	410,752
417,922	FGL Holdings	3,564,875
23,946	Fidelity Southern Corp.	697,068
27,682	Financial Institutions, Inc.	761,255
337,391	First BanCorp	3,812,518
27,474	First Bancorp/Southern Pines NC	1,041,539
7,766	First Bancshares, Inc. (The)	239,814
55,537	First Busey Corp.	1,435,076
8,587	First Choice Bancorp	182,560
9,226	First Citizens BancShares, Inc., Class A	4,135,554
132,034	First Commonwealth Financial Corp.	1,796,983
23,208	First Defiance Financial Corp.	684,868
82,977	First Financial Bancorp	2,082,723
36,488	First Financial Bankshares, Inc.	2,244,742
22,389	First Financial Corp.	921,755
12,358	First Financial Northwest, Inc.	206,749
40,972	First Foundation, Inc.	582,212
14,464	First Internet Bancorp	316,617
37,270	First Interstate BancSystem, Inc., Class A	1,575,030
51,099	First Merchants Corp.	1,873,800
12,539	First Mid-Illinois Bancshares, Inc.	432,470
137,091	First Midwest Bancorp, Inc.	2,943,344
32,916	First of Long Island Corp. (The)	765,955
31,784	FirstCash, Inc.	3,104,661
50,141	Flagstar Bancorp, Inc.	1,792,541
44,984	Flushing Financial Corp.	1,016,638
7,555	Focus Financial Partners, Inc., Class A(c)	283,313
15,738	Franklin Financial Network, Inc.	435,156
3,676	FS Bancorp, Inc.	190,012
77,297	GAIN Capital Holdings, Inc.(b)	407,355
21,135	German American Bancorp, Inc.	630,880
84,060	Glacier Bancorp, Inc.	3,580,115
65,207	Granite Point Mortgage Trust, Inc.	1,253,931
33,591	Great Ajax Corp.	481,023
15,487	Great Southern Bancorp, Inc.	897,472
83,137	Great Western Bancorp, Inc.	2,923,928
25,750	Green Dot Corp., Class A(c)	1,642,077
63,400	Greenhill & Co., Inc.	1,313,014
97,885	Greenlight Capital Re Ltd., Class A(c)	1,172,662
9,688	Guaranty Bancshares, Inc.	271,942
53,866	Hanmi Financial Corp.	1,277,702
16,160	HarborOne Bancorp, Inc.(b)(c)	302,515
14,741	HCI Group, Inc.	628,261
5,038	Health Insurance Innovations, Inc., Class A(b)(c)	117,486
31,353	Heartland Financial USA, Inc.	1,407,750
40,725	Heritage Commerce Corp.	509,877
32,790	Heritage Financial Corp.	992,553
57,896	Heritage Insurance Holdings, Inc.	789,701
140,283	Hilltop Holdings, Inc.	2,950,151
10,034	Home Bancorp, Inc.	367,646
176,433	Home BancShares, Inc.	3,385,749
40,423	HomeStreet, Inc.(c)	1,137,503
226,835	Hope Bancorp, Inc.	3,189,300
87,353	Horace Mann Educators Corp.	3,370,079

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
42,684	Horizon Bancorp, Inc.	$694,469
26,065	Houlihan Lokey, Inc.	1,285,526
28,473	Independent Bank Corp.	2,284,389
19,469	Independent Bank Corp./MI	419,168
22,484	Independent Bank Group, Inc.	1,281,588
16,684	Interactive Brokers Group, Inc., Class A	904,940
80,421	International Bancshares Corp.	3,335,059
26,368	INTL. FCStone, Inc.(c)	1,069,486
63,052	James River Group Holdings Ltd.	2,662,055
81,699	Kearny Financial Corp.	1,143,786
10,299	Kingstone Cos.Inc.	119,571
6,468	Kinsale Capital Group, Inc.	469,577
25,636	KKR Real Estate Finance Trust, Inc.	517,078
144,955	Ladder Capital Corp.	2,522,217
23,139	Lakeland Financial Corp.	1,104,887
14,273	LCNB Corp.	242,641
45,592	LegacyTexas Financial Group, Inc.	1,827,327
374,547	LendingClub Corp.(c)	1,191,059
1,490	LendingTree, Inc.(b)(c)	573,382
36,830	Live Oak Bancshares, Inc.(b)	643,420
48,833	Luther Burbank Corp.	514,211
610,708	Maiden Holdings Ltd.	399,098
8,179	MarketAxess Holdings, Inc.	2,276,461
405,189	MBIA, Inc.(c)	3,918,178
24,697	Mercantile Bank Corp.	834,759
64,430	Mercury General Corp.	3,465,045
50,588	Meridian Bancorp, Inc.	871,125
22,809	Meta Financial Group, Inc.	587,560
8,912	Metropolitan Bank Holding Corp.(c)	355,678
29,409	Midland States Bancorp, Inc.	788,749
20,049	MidWestOne Financial Group, Inc.	564,981
36,203	Moelis & Co., Class A	1,482,513
9,502	Morningstar, Inc.	1,363,062
25,293	National Bank Holdings Corp., Class A	967,204
92,968	National General Holdings Corp.	2,291,661
5,505	National Western Life Group, Inc., Class A	1,468,294
23,203	Navigators Group, Inc. (The)	1,622,818
62,116	NBT Bancorp, Inc.	2,361,650
43,722	Nelnet, Inc., Class A	2,538,062
458,059	New York Mortgage Trust, Inc.	2,885,772
10,137	Nicolet Bankshares, Inc.(c)	618,864
25,787	NMI Holdings, Inc., Class A(c)	724,099
66,991	Northfield Bancorp, Inc.	1,004,865
11,586	Northrim BanCorp, Inc.	411,187
169,110	Northwest Bancshares, Inc.	2,947,587
36,539	OceanFirst Financial Corp.	920,052
998,249	Ocwen Financial Corp.(c)	1,687,041
82,760	OFG Bancorp	1,670,097
4,853	Ohio Valley Banc Corp.	182,376
11,841	Old Line Bancshares, Inc.	296,025
208,554	Old National Bancorp	3,562,102
108,411	On Deck Capital, Inc.(c)	591,924
38,194	Opus Bank	835,303
84,900	Orchid Island Capital, Inc.(b)	557,793
17,387	Origin Bancorp, Inc.	605,763
88,660	Oritani Financial Corp.	1,538,251
44,883	Pacific Premier Bancorp, Inc.	1,304,749

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
17,215	PCSB Financial Corp.	$327,946
22,089	Peapack-Gladstone Financial Corp.	639,035
31,779	PennyMac Financial Services, Inc.	708,672
24,417	Peoples Bancorp, Inc.	797,948
17,648	Piper Jaffray Cos	1,422,429
4,274	PJT Partners, Inc., Class A	184,295
101,715	PRA Group, Inc.(c)	2,860,226
12,506	Preferred Bank	615,170
93,411	Provident Financial Services, Inc.	2,477,260
13,124	QCR Holdings, Inc.	448,972
15,927	RBB Bancorp.	308,347
46,455	Ready Capital Corp.	701,935
200,819	Redwood Trust, Inc.	3,285,399
28,008	Regional Management Corp.(c)	693,758
55,152	Renasant Corp.	1,999,812
14,802	Republic Bancorp, Inc., Class A	699,543
55,863	RLI Corp.	4,543,338
44,232	S&T Bancorp, Inc.	1,772,819
24,032	Safety Insurance Group, Inc.	2,233,053
39,594	Sandy Spring Bancorp, Inc.	1,381,435
35,541	Seacoast Banking Corp. of Florida(c)	1,007,943
28,834	ServisFirst Bancshares, Inc.	978,626
16,876	Sierra Bancorp	446,539
110,350	Simmons First National Corp., Class A	2,801,786
12,957	SmartFinancial, Inc.(c)	269,376
50,922	South State Corp.	3,852,759
7,709	Southern First Bancshares, Inc.(c)	283,768
24,987	Southern National Bancorp of Virginia, Inc.	372,806
41,398	Southside Bancshares, Inc.	1,454,312
24,490	State Auto Financial Corp.	823,599
58,341	Stewart Information Services Corp.	2,480,076
23,948	Stock Yards Bancorp, Inc.	822,614
39,801	TFS Financial Corp.	662,289
197,297	Third Point Reinsurance Ltd. (Bermuda)(c)	2,290,618
69,859	Towne Bank	1,821,923
64,361	TPG RE Finance Trust, Inc.	1,268,555
22,406	TriCo Bancshares	894,223
29,303	TriState Capital Holdings, Inc.(c)	681,588
22,208	Triumph Bancorp, Inc.(c)	688,670
156,611	TrustCo Bank Corp. NY	1,252,888
111,534	Trustmark Corp.	4,010,763
59,430	Union Bankshares Corp.	2,169,195
78,866	United Community Banks, Inc.	2,214,557
86,068	United Financial Bancorp, Inc.	1,135,237
35,027	United Fire Group, Inc.	1,527,527
28,665	United Insurance Holdings Corp.	439,148
40,451	Universal Insurance Holdings, Inc.	1,205,035
44,998	Univest Financial Corp.	1,134,850
11,043	Veritex Holdings, Inc.	292,750
12,358	Virtus Investment Partners, Inc.	1,515,214
43,002	Walker & Dunlop, Inc.	2,362,960
20,104	Washington Trust Bancorp, Inc.	1,041,588
60,810	WesBanco, Inc.	2,451,859
27,904	Westamerica Bancorp	1,791,995
167,218	Western Asset Mortgage Capital Corp.	1,759,133
16,338	Westwood Holdings Group, Inc.	511,216

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
164,879	WisdomTree Investments, Inc.	$1,187,129
13,501	World Acceptance Corp.(c)	1,754,995
30,269	WSFS Financial Corp.	1,307,015

		368,771,518

	Health Care—8.1%
78,016	AAC Holdings, Inc.(b)(c)	125,606
3,939	ABIOMED, Inc.(c)	1,092,718
11,991	ACADIA Pharmaceuticals, Inc.(c)	288,384
7,768	Acceleron Pharma, Inc.(c)	316,391
73,059	Accuray, Inc.(c)	302,464
158,575	Achillion Pharmaceuticals, Inc.(c)	469,382
29,972	Aclaris Therapeutics, Inc.(c)	188,824
64,287	Acorda Therapeutics, Inc.(c)	671,799
6,775	Addus HomeCare Corp.(c)	460,023
59,818	Aduro Biotech, Inc.(c)	244,656
48,419	Adverum Biotechnologies, Inc.(b)(c)	312,303
7,054	Agios Pharmaceuticals, Inc.(c)	394,460
461,203	Akorn, Inc.(c)	1,245,248
19,865	Alder Biopharmaceuticals, Inc.(c)	269,965
13,404	Align Technology, Inc.(c)	4,352,011
60,393	Alkermes PLC(c)	1,831,116
284,587	Allscripts Healthcare Solutions, Inc.(c)	2,808,874
20,887	Alnylam Pharmaceuticals, Inc.(c)	1,866,045
85,652	AMAG Pharmaceuticals, Inc.(c)	955,876
11,482	Amedisys, Inc.(c)	1,467,629
37,081	American Renal Associates Holdings, Inc.(c)	255,117
36,041	Amicus Therapeutics, Inc.(c)	480,787
48,504	AMN Healthcare Services, Inc.(c)	2,525,118
50,132	Amneal Pharmaceuticals, Inc.(c)	645,199
20,973	Amphastar Pharmaceuticals, Inc.(c)	452,807
4,184	AnaptysBio, Inc.(c)	304,260
46,341	AngioDynamics, Inc.(c)	951,844
5,039	ANI Pharmaceuticals, Inc.(c)	357,668
15,920	Anika Therapeutics, Inc.(c)	507,052
5,704	Arena Pharmaceuticals, Inc.(c)	260,958
212,679	Assertio Therapeutics, Inc.(c)	886,871
4,634	Atara Biotherapeutics, Inc.(c)	155,702
8,534	AtriCure, Inc.(c)	256,191
591	Atrion Corp	520,080
52,954	Avanos Medical, Inc.(c)	2,221,420
207,277	BioScrip, Inc.(c)	397,972
14,582	Bio-Techne Corp.	2,983,331
7,051	BioTelemetry, Inc.(c)	383,574
13,718	Bluebird Bio, Inc.(c)	1,945,624
8,953	Blueprint Medicines Corp.(c)	676,936
47,726	Bruker Corp.	1,842,224
42,716	Cambrex Corp.(c)	1,837,642
14,039	Cantel Medical Corp	967,849
96,807	Capital Senior Living Corp.(c)	406,589
7,921	Cardiovascular Systems, Inc.(c)	281,512
43,367	Celldex Therapeutics, Inc.(b)(c)	158,723
7,972	Chemed Corp.	2,605,090
112,636	Chimerix, Inc.(c)	304,117
15,329	Clovis Oncology, Inc.(c)	280,061
21,191	Computer Programs & Systems, Inc.	643,994

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
18,453	Concert Pharmaceuticals, Inc.(c)	$189,697
23,185	CONMED Corp.	1,855,496
19,669	Corcept Therapeutics, Inc.(c)	243,502
7,117	CorVel Corp.(c)	511,001
91,252	Cross Country Healthcare, Inc.(c)	643,327
16,277	CryoLife, Inc.(c)	499,053
10,189	Cutera, Inc.(c)	180,753
5,877	DexCom, Inc.(c)	711,528
217,186	Diplomat Pharmacy, Inc.(c)	1,211,898
21,056	Dynavax Technologies Corp.(b)(c)	140,022
6,840	Eagle Pharmaceuticals, Inc.(c)	351,644
11,644	Editas Medicine, Inc.(b)(c)	288,189
18,621	Elanco Animal Health, Inc.(c)	586,561
28,057	Emergent BioSolutions, Inc.(c)	1,449,986
5,419	Enanta Pharmaceuticals, Inc.(c)	472,483
299,330	Endo International PLC(c)	2,244,975
40,914	Endologix, Inc.(c)	262,668
32,768	Ensign Group, Inc. (The)	1,688,207
59,193	Enzo Biochem, Inc.(c)	205,400
16,977	Epizyme, Inc.(c)	210,685
5,230	Esperion Therapeutics, Inc.(c)	225,413
64,711	Evolent Health, Inc., Class A(c)	876,834
7,411	Exact Sciences Corp.(c)	731,392
20,137	Exelixis, Inc.(c)	395,893
11,725	FibroGen, Inc.(c)	547,909
31,338	Five Prime Therapeutics, Inc.(c)	347,225
18,074	Flexion Therapeutics, Inc.(c)	191,584
9,488	FONAR Corp.(c)	188,242
185,766	Genesis Healthcare, Inc.(c)	241,496
3,329	Genomic Health, Inc.(c)	214,155
3,112	Glaukos Corp.(c)	224,469
6,276	Global Blood Therapeutics, Inc.(c)	347,690
38,311	Globus Medical, Inc., Class A(c)	1,727,443
24,931	Haemonetics Corp.(c)	2,175,978
18,421	Halozyme Therapeutics, Inc.(c)	297,131
8,199	HealthEquity, Inc.(c)	555,482
19,799	HealthStream, Inc.(c)	518,338
2,495	Heska Corp.(c)	193,762
51,337	HMS Holdings Corp.(c)	1,562,185
79,195	Horizon Pharma PLC(c)	2,021,848
6,736	ICU Medical, Inc.(c)	1,532,440
16,325	IDEXX Laboratories, Inc.(c)	3,787,400
27,269	Incyte Corp.(c)	2,094,259
33,437	Innoviva, Inc.(c)	469,121
3,191	Inogen, Inc.(c)	278,574
45,992	Inovio Pharmaceuticals, Inc.(b)(c)	172,930
15,278	Insmed, Inc.(c)	465,062
5,200	Insulet Corp.(c)	448,500
31,344	Integer Holdings Corp.(c)	2,165,557
41,281	Integra LifeSciences Holdings Corp.(c)	2,154,455
19,658	Intellia Therapeutics, Inc.(b)(c)	302,340
5,420	Intersect ENT, Inc.(c)	176,096
30,419	Intra-Cellular Therapies, Inc.(c)	400,618
48,544	Intrexon Corp.(b)(c)	210,196
116,207	Invacare Corp.	859,932
9,830	Ionis Pharmaceuticals, Inc.(c)	730,664
130,509	Lannett Co., Inc.(b)(c)	1,003,614

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
29,968	Lantheus Holdings, Inc.(c)	$724,027
8,627	LeMaitre Vascular, Inc.	249,148
13,685	LHC Group, Inc.(c)	1,520,540
6,241	Ligand Pharmaceuticals, Inc.(c)	785,430
31,441	LivaNova PLC(c)	2,165,970
33,733	Luminex Corp.	769,450
17,835	MacroGenics, Inc.(c)	299,093
16,340	Masimo Corp.(c)	2,126,651
12,973	Medicines Co. (The)(b)(c)	414,487
14,772	Medidata Solutions, Inc.(c)	1,334,502
12,281	Medpace Holdings, Inc.(c)	689,824
66,908	Meridian Bioscience, Inc	770,111
27,029	Merit Medical Systems, Inc.(c)	1,518,489
55,787	Merrimack Pharmaceuticals, Inc.(c)	364,847
999	Mesa Laboratories, Inc.	236,453
28,806	Momenta Pharmaceuticals, Inc.(c)	402,996
5,757	MyoKardia, Inc.(c)	276,221
74,969	Myriad Genetics, Inc.(c)	2,360,024
10,235	National Research Corp.	405,101
39,613	Natus Medical, Inc.(c)	1,060,044
6,498	Nektar Therapeutics(c)	208,066
19,924	Neogen Corp.(c)	1,208,590
12,199	NeoGenomics, Inc.(c)	254,105
5,424	Neurocrine Biosciences, Inc.(c)	391,830
8,025	Nevro Corp.(c)	495,223
115,301	NewLink Genetics Corp.(c)	197,165
62,696	NextGen Healthcare, Inc.(c)	1,178,058
43,283	NuVasive, Inc.(c)	2,622,950
16,649	Omnicell, Inc.(c)	1,337,914
534,276	OPKO Health, Inc.(b)(c)	1,276,920
41,832	OraSure Technologies, Inc.(c)	395,731
12,755	Orthofix Medical, Inc.(c)	698,846
12,189	Pacira BioSciences, Inc.(c)	485,366
914,621	PDL BioPharma, Inc.(c)	2,990,811
3,714	Penumbra, Inc.(b)(c)	499,533
5,896	PetIQ, Inc.(b)(c)	161,963
21,861	Phibro Animal Health Corp., Class A	758,795
13,138	Portola Pharmaceuticals, Inc.(b)(c)	463,771
26,672	PRA Health Sciences, Inc.(c)	2,582,383
47,594	Premier, Inc., Class A(c)	1,581,549
116,223	Prestige Consumer Healthcare, Inc.(c)	3,419,281
36,699	Prothena Corp. PLC (Ireland)(c)	381,670
22,590	Providence Service Corp. (The)(c)	1,498,395
6,453	PTC Therapeutics, Inc.(c)	241,471
7,703	Quidel Corp.(c)	492,530
174,264	Quorum Health Corp.(c)	357,241
57,972	R1 RCM, Inc.(c)	606,967
13,618	Radius Health, Inc.(c)	299,868
78,599	RadNet, Inc.(c)	951,834
3,987	REGENXBIO, Inc.(c)	200,945
12,841	Repligen Corp.(c)	865,227
18,829	Retrophin, Inc.(c)	359,257
13,013	Revance Therapeutics, Inc.(c)	172,292
3,317	Sage Therapeutics, Inc.(c)	558,019
27,575	Sangamo Therapeutics, Inc.(c)	322,352
6,397	Sarepta Therapeutics, Inc.(c)	748,065
11,518	SeaSpine Holdings Corp.(c)	169,660

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
10,292	Seattle Genetics, Inc.(c)	$697,592
103,088	Sorrento Therapeutics, Inc.(b)(c)	376,271
9,527	Spark Therapeutics, Inc.(b)(c)	1,016,436
43,395	Spectrum Pharmaceuticals, Inc.(c)	406,611
14,510	Supernus Pharmaceuticals, Inc.(c)	532,952
69,493	Surgery Partners, Inc.(b)(c)	752,609
4,982	SurModics, Inc.(c)	216,418
61,924	Syneos Health, Inc.(c)	2,906,093
3,914	Tabula Rasa HealthCare, Inc.(c)	208,460
2,244	Tactile Systems Technology, Inc.(c)	111,661
14,553	Taro Pharmaceutical Industries Ltd.	1,563,138
10,022	Teladoc Health, Inc.(b)(c)	570,051
68,595	Tivity Health, Inc.(c)	1,483,024
57,001	TransEnterix, Inc.(b)(c)	114,002
125,876	Triple-S Management Corp., Class B(c)	2,859,903
7,301	Ultragenyx Pharmaceutical, Inc.(c)	481,866
6,648	US Physical Therapy, Inc.	774,426
2,556	Utah Medical Products, Inc.	215,726
11,020	Vanda Pharmaceuticals, Inc.(c)	179,516
54,848	Varex Imaging Corp.(c)	1,801,208
13,592	Veeva Systems, Inc., Class A(c)	1,901,113
18,838	Vertex Pharmaceuticals, Inc.(c)	3,183,245
7,225	Vocera Communications, Inc.(c)	230,116
37,603	West Pharmaceutical Services, Inc.	4,654,875
34,263	Wright Medical Group N.V.(c)	1,013,157
7,998	Xencor, Inc.(c)	245,619
6,915	Zogenix, Inc.(c)	269,616

		169,617,143

	Industrials—18.5%
19,812	AAON, Inc.	994,761
63,815	AAR Corp.	2,155,033
379,627	ACCO Brands Corp.	3,469,791
70,348	Actuant Corp., Class A	1,799,502
158,099	ADT, Inc.(b)	1,041,872
122,753	Advanced Disposal Services, Inc.(c)	3,969,832
47,874	Advanced Drainage Systems, Inc.	1,342,866
95,794	Aegion Corp.(c)	1,907,259
50,001	Aerojet Rocketdyne Holdings, Inc.(c)	1,693,034
8,662	Aerovironment, Inc.(c)	593,867
82,095	Air Transport Services Group, Inc.(c)	1,931,695
181,431	Aircastle Ltd.	3,614,106
12,352	Alamo Group, Inc.	1,280,161
56,991	Alaska Air Group, Inc.	3,527,743
23,009	Albany International Corp., Class A	1,701,976
6,452	Allegiant Travel Co.	947,670
5,758	Allied Motion Technologies, Inc.	210,800
44,322	Altra Industrial Motion Corp.	1,661,632
10,027	AMERCO	3,741,776
31,160	Ameresco, Inc., Class A(c)	469,270
22,483	American Woodmark Corp.(c)	2,021,896
50,866	Apogee Enterprises, Inc.	2,049,900
66,923	Applied Industrial Technologies, Inc.	4,011,365
177,551	ARC Document Solutions, Inc.(c)	422,571
75,660	ArcBest Corp.	2,312,170
24,527	Argan, Inc.	1,172,881
105,856	Armstrong Flooring, Inc.(c)	1,533,853

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
40,361	Armstrong World Industries, Inc.	$3,498,088
52,566	Arotech Corp.(c)	152,441
59,898	ASGN, Inc.(c)	3,775,970
45,677	Astec Industries, Inc.	1,539,772
26,516	Astronics Corp.(c)	884,043
107,795	Atento S.A. (Spain)(c)	393,452
84,366	Atkore International Group, Inc.(c)	2,088,902
24,994	Atlas Air Worldwide Holdings, Inc.(c)	1,206,960
9,988	Axon Enterprise, Inc.(c)	634,238
40,537	AZZ, Inc.	1,925,102
486,719	Babcock & Wilcox Enterprises, Inc.(c)	169,914
52,397	Barnes Group, Inc.	2,914,321
10,165	Barrett Business Services, Inc.	740,622
10,044	BG Staffing, Inc.	234,728
19,323	Blue Bird Corp.(c)	334,481
55,420	BlueLinx Holdings, Inc.(b)(c)	1,425,402
176,536	BMC Stock Holdings, Inc.(c)	3,633,111
50,744	Brady Corp., Class A	2,475,800
184,627	Briggs & Stratton Corp.	2,252,449
48,529	BrightView Holdings, Inc.(c)	778,405
50,449	Brink’s Co. (The)	4,032,389
63,696	BWX Technologies, Inc.	3,254,866
49,712	Caesarstone Ltd.	752,143
53,625	CAI International, Inc.(c)	1,331,509
22,539	Casella Waste Systems, Inc., Class A(c)	841,156
75,225	CBIZ, Inc.(c)	1,452,595
58,269	CECO Environmental Corp.(c)	452,167
25,230	Chart Industries, Inc.(c)	2,227,052
50,292	China Yuchai International Ltd. (China)	837,362
19,671	Cimpress N.V. (Netherlands)(c)	1,778,258
33,253	CIRCOR International, Inc.(c)	1,121,291
403,281	Civeo Corp.(c)	810,595
27,913	Columbus McKinnon Corp.	1,098,656
37,944	Comfort Systems USA, Inc.	2,052,770
112,784	Commercial Vehicle Group, Inc.(c)	1,006,033
48,965	Continental Building Products, Inc.(c)	1,255,952
16,204	Copa Holdings SA, Class A (Panama)	1,349,145
73,170	Copart, Inc.(c)	4,925,804
92,487	Corporacion America Airports S.A. (Argentina)(c)	712,150
318,219	Costamare, Inc. (Monaco)	1,922,043
40,202	Covenant Transportation Group, Inc., Class A(c)	785,145
14,381	CRA International, Inc.	748,962
14,163	CSW Industrials, Inc.(c)	849,072
25,905	Cubic Corp.	1,470,886
274,696	Daseke, Inc.(b)(c)	1,417,431
198,198	Diana Shipping, Inc. (Greece)(c)	630,270
31,409	Douglas Dynamics, Inc.	1,186,004
179,218	DryShips, Inc. (Greece)	747,339
22,704	Ducommun, Inc.(c)	921,328
42,082	DXP Enterprises, Inc.(c)	1,804,897
90,173	Eagle Bulk Shipping, Inc.(c)	491,443
72,967	Echo Global Logistics, Inc.(c)	1,673,863
28,606	Encore Wire Corp.	1,696,050
55,255	Ennis, Inc.	1,115,046
27,953	Enphase Energy, Inc.(b)(c)	280,648

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
29,459	EnPro Industries, Inc.	$2,189,393
20,901	ESCO Technologies, Inc.	1,567,575
90,889	Evoqua Water Technologies Corp.(c)	1,237,908
18,610	Exponent, Inc.	1,053,698
65,843	Federal Signal Corp.	1,894,303
8,390	Forrester Research, Inc.	426,715
26,353	Forward Air Corp.	1,668,672
64,092	Foundation Building Materials, Inc.(c)	871,010
10,254	Franklin Covey Co.(c)	292,342
42,416	Franklin Electric Co., Inc.	2,072,446
78,969	FreightCar America, Inc.(c)	546,465
54,536	FTI Consulting, Inc.(c)	4,634,469
335,089	FuelCell Energy, Inc.(c)	87,793
108,914	Gardner Denver Holdings, Inc.(c)	3,675,848
59,025	Gates Industrial Corp. PLC(c)	949,122
36,152	Genco Shipping & Trading Ltd.(c)	365,135
75,540	Generac Holdings, Inc.(c)	4,153,945
24,753	General Finance Corp.(c)	230,203
45,015	Gibraltar Industries, Inc.(c)	1,785,745
47,423	Global Brass & Copper Holdings, Inc.	2,057,684
112,774	GMS, Inc.(c)	1,987,078
19,105	Gorman-Rupp Co. (The)	636,197
38,962	GP Strategies Corp.(c)	495,986
20,140	GrafTech International Ltd.	230,603
10,857	Graham Corp.	224,740
68,677	Granite Construction, Inc.	3,082,911
88,262	Greenbrier Cos., Inc. (The)	3,135,949
96,954	Griffon Corp.	1,902,238
80,727	H&E Equipment Services, Inc.	2,454,908
138,752	Harsco Corp.(c)	3,141,345
43,613	Hawaiian Holdings, Inc.	1,230,323
306,884	HC2 Holdings, Inc.(b)(c)	656,732
67,320	Healthcare Services Group, Inc.	2,278,782
50,968	Heartland Express, Inc.	1,003,050
13,136	HEICO Corp.	1,386,242
25,556	HEICO Corp., Class A	2,285,473
24,977	Heidrick & Struggles International, Inc.	893,677
56,641	Herc Holdings, Inc.(c)	2,727,831
17,020	Heritage-Crystal Clean, Inc.(c)	488,985
95,987	Herman Miller, Inc.	3,726,215
81,948	Hillenbrand, Inc.	3,525,403
85,331	HNI Corp.	3,132,501
191,505	Hudson Technologies, Inc.(c)	258,532
32,495	Huron Consulting Group, Inc.(c)	1,570,483
26,189	Hyster-Yale Materials Handling, Inc.	1,744,711
28,441	ICF International, Inc.	2,214,701
167,883	InnerWorkings, Inc.(c)	567,445
20,822	Insperity, Inc.	2,489,478
37,401	Insteel Industries, Inc.	783,177
93,057	Interface, Inc.	1,492,634
184,769	JELD-WEN Holding, Inc.(c)	3,649,188
21,222	John Bean Technologies Corp.	2,329,963
10,399	Kadant, Inc.	1,020,038
35,065	Kaman Corp.	2,170,874
85,338	Kelly Services, Inc., Class A	1,899,624
100,692	KeyW Holding Corp. (The)(c)	1,141,847
32,111	Kforce, Inc.	1,156,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
55,514	Kimball International, Inc., Class B	$869,349
89,908	Knoll, Inc.	1,963,591
57,664	Korn Ferry.	2,711,361
8,747	Kornit Digital Ltd. (Israel)(c)	252,176
70,575	Kratos Defense & Security Solutions, Inc.(c)	1,120,731
7,785	Lawson Products, Inc.(c)	255,659
24,970	LB Foster Co., Class A(c)	536,605
12,828	Lindsay Corp.	1,090,380
345,025	LSC Communications, Inc.	2,411,725
57,443	LSI Industries, Inc.	195,306
42,938	Lydall, Inc.(c)	1,056,704
35,037	Manitex International, Inc.(c)	267,683
74,019	Manitowoc Co., Inc. (The)(c)	1,321,979
55,913	Marten Transport Ltd.	1,105,959
56,105	Masonite International Corp.(c)	2,888,846
21,058	Matson, Inc.	834,107
57,563	Matthews International Corp., Class A	2,305,974
35,662	McGrath RentCorp	2,211,044
18,227	Mercury Systems, Inc.(c)	1,330,936
64,681	Mesa Air Group, Inc.(c)	591,184
166,076	Milacron Holdings Corp.(c)	2,426,370
47,390	Mistras Group, Inc.(c)	649,717
59,999	Mobile Mini, Inc.	2,161,164
26,350	MSA Safety, Inc.	2,896,129
181,751	Mueller Water Products, Inc., Class A	1,950,188
27,294	Multi-Color Corp.	1,361,971
44,531	MYR Group, Inc.(c)	1,609,796
7,592	National Presto Industries, Inc.(b)	808,548
77,058	Navigant Consulting, Inc.	1,759,234
98,438	NCI Building Systems, Inc.(c)	563,065
113,290	NN, Inc.	1,024,142
19,367	Northwest Pipe Co.(c)	464,227
4,533	NV5 Global, Inc.(c)	287,120
146,699	Orion Group Holdings, Inc.(c)	379,950
5,849	PAM Transportation Services, Inc.(c)	292,567
20,989	Park-Ohio Holdings Corp.	768,827
36,605	Patrick Industries, Inc.(c)	1,825,491
355,558	Performance Shipping Inc. (Greece)(c)	412,447
46,777	PGT Innovations, Inc.(c)	685,751
33,185	PICO Holdings, Inc.(c)	379,305
22,613	Powell Industries, Inc.	661,430
6,721	Preformed Line Products Co.	378,997
99,252	Primoris Services Corp.	2,175,604
10,372	Proto Labs, Inc.(c)	1,138,742
229,934	Quad/Graphics, Inc.(b)	2,807,494
69,985	Quanex Building Products Corp.	1,170,149
26,585	Raven Industries, Inc.	1,034,422
11,948	RBC Bearings, Inc.(c)	1,643,447
57,933	Resources Connection, Inc.	930,404
101,841	REV Group, Inc.(b)	1,292,362
12,369	Roadrunner Transportation Systems, Inc.(c)	137,420
52,599	Rollins, Inc.	2,034,003
607,441	RR Donnelley & Sons Co.	2,806,377
288,391	Safe Bulkers, Inc. (Greece)(c)	516,220
36,417	Saia, Inc.(c)	2,344,891

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
74,446	Schneider National, Inc., Class B	$1,555,921
136,785	Scorpio Bulkers, Inc.	735,903
314,953	Seaspan Corp. (Hong Kong)	3,193,623
36,345	Simpson Manufacturing Co., Inc.	2,314,450
37,790	SiteOne Landscape Supply, Inc.(b)(c)	2,543,267
24,113	SkyWest, Inc.	1,485,120
57,687	SP Plus Corp.(c)	1,991,355
67,060	Spartan Motors, Inc.	623,658
26,047	Spirit Airlines, Inc.(c)	1,416,436
39,874	SPX Corp.(c)	1,455,401
110,675	SPX FLOW, Inc.(c)	3,977,660
15,970	Standex International Corp.	1,055,138
52,639	Star Bulk Carriers Corp. (Greece)(c)	457,433
194,766	Steelcase, Inc., Class A	3,367,504
55,280	Sterling Construction Co.Inc.(c)	749,597
23,944	Sun Hydraulics Corp.	1,253,229
67,981	Sunrun, Inc.(c)	1,033,991
22,678	Systemax, Inc.	515,017
103,337	Team, Inc.(c)	1,746,395
22,191	Tennant Co.	1,473,039
50,134	Tetra Tech, Inc.	3,244,673
96,882	Textainer Group Holdings Ltd. (China)(c)	929,098
37,784	Thermon Group Holdings, Inc.(c)	974,449
233,000	Titan International, Inc.	1,614,690
83,692	Titan Machinery, Inc.(c)	1,439,502
11,550	TPI Composites, Inc.(c)	357,473
15,246	Trex Co., Inc.(c)	1,056,090
57,116	TriMas Corp.(c)	1,766,598
28,477	TriNet Group, Inc.(c)	1,775,256
108,109	Triton International Ltd. (Bermuda)	3,562,192
131,254	Triumph Group, Inc.	3,114,657
131,744	TrueBlue, Inc.(c)	3,182,935
14,642	Twin Disc, Inc.(c)	277,319
17,593	UniFirst Corp.	2,781,981
114,500	Universal Forest Products, Inc.	4,230,775
17,970	Universal Logistics Holdings, Inc.	438,827
19,129	US Ecology, Inc.	1,167,060
76,368	US Xpress Enterprises, Inc., Class A(c)	514,720
37,120	USA Truck, Inc.(c)	528,589
46,592	Vectrus, Inc.(c)	1,889,306
82,376	Veritiv Corp.(c)	2,297,467
34,459	Viad Corp.	2,112,681
52,409	Vivint Solar, Inc.(c)	283,533
23,665	VSE Corp.	723,439
164,500	Wabash National Corp.	2,480,660
23,862	WageWorks, Inc.(c)	1,164,227
26,707	Watts Water Technologies, Inc., Class A	2,285,852
164,734	Welbilt, Inc.(c)	2,772,473
77,911	Werner Enterprises, Inc.	2,610,019
144,550	Wesco Aircraft Holdings, Inc.(c)	1,220,002
6,621	Willdan Group, Inc.(c)	261,728
5,380	Willis Lease Finance Corp.(c)	267,494
39,624	Woodward, Inc.	4,315,054

		388,231,002

	Information Technology—14.0%
8,168	2U, Inc.(c)	494,164

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
86,804	3D Systems Corp.(b)(c)	$923,595
21,341	8x8, Inc.(c)	510,477
29,546	A10 Networks, Inc.(c)	190,867
16,153	Acacia Communications, Inc.(c)	934,936
94,277	ACI Worldwide, Inc.(c)	3,348,719
96,812	ADTRAN, Inc.	1,659,358
32,004	Advanced Energy Industries, Inc.(c)	1,848,551
4,841	Alarm.com Holdings, Inc.(c)	343,130
53,964	Alpha & Omega Semiconductor Ltd.(c)	669,154
25,644	Ambarella, Inc.(c)	1,285,277
37,279	American Software, Inc., Class A	482,763
403,817	Amkor Technology, Inc.(c)	3,658,582
47,859	Applied Optoelectronics, Inc.(b)(c)	599,195
11,394	Arista Networks, Inc.(c)	3,558,232
12,308	Aspen Technology, Inc.(c)	1,500,468
4,929	Atlassian Corp. PLC, Class A(c)	542,929
12,665	Autodesk, Inc.(c)	2,257,030
89,912	Avid Technology, Inc.(c)	683,331
74,382	AVX Corp.	1,213,170
32,315	Axcelis Technologies, Inc.(c)	687,986
66,635	AXT, Inc.(c)	379,820
15,968	Badger Meter, Inc.	885,905
16,643	Bel Fuse, Inc., Class B	394,439
19,938	Blackbaud, Inc.	1,580,884
5,602	Blackline, Inc.(c)	286,150
15,047	Bottomline Technologies (DE), Inc.(c)	760,927
9,316	Box, Inc., Class A(c)	192,096
22,095	Brightcove, Inc.(c)	221,613
44,111	Brooks Automation, Inc.	1,654,604
13,456	Cabot Microelectronics Corp.	1,698,820
42,950	CalAmp Corp.(c)	627,500
54,938	Calix, Inc.(c)	376,325
8,005	Carbonite, Inc.(c)	196,363
77,902	Cardtronics PLC, Class A(c)	2,785,776
25,975	Casa Systems, Inc.(c)	249,100
11,479	Cass Information Systems, Inc.	566,259
92,918	Ceragon Networks Ltd. (Israel)(c)	355,876
11,240	Ceridian HCM Holding, Inc.(c)	597,406
13,381	CEVA, Inc.(c)	337,067
13,029	ChannelAdvisor Corp.(c)	153,091
93,222	Cirrus Logic, Inc.(c)	4,435,503
38,619	Cision Ltd.(c)	465,745
31,316	Cloudera, Inc.(c)	348,547
41,936	Cognex Corp.	2,114,832
25,217	Coherent, Inc.(c)	3,732,368
32,850	Cohu, Inc.	487,166
15,219	CommVault Systems, Inc.(c)	800,519
44,214	Comtech Telecommunications Corp.	1,040,355
22,998	Control4 Corp.(c)	400,395
5,079	Cornerstone OnDemand, Inc.(c)	277,567
3,629	Coupa Software, Inc.(c)	374,985
45,880	Cray, Inc.(c)	1,204,809
43,344	CSG Systems International, Inc.	1,935,310
27,604	CTS Corp.	826,740
6,710	CyberArk Software Ltd. (Israel)(c)	865,120
97,651	Daktronics, Inc.	740,195
44,793	Digi International, Inc.(c)	576,486

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
47,331	Diodes, Inc.(c)	$1,723,795
40,980	Dolby Laboratories, Inc., Class A	2,650,996
20,685	DSP Group, Inc.(c)	295,589
220,465	Eastman Kodak Co.(b)(c)	542,344
15,522	Ebix, Inc.(b)	783,551
81,650	Electronics For Imaging, Inc.(c)	3,036,564
73,702	EMCORE Corp.(c)	288,912
109,158	Endurance International Group Holdings, Inc.(c)	603,644
70,404	Entegris, Inc.	2,876,707
19,415	Envestnet, Inc.(c)	1,378,271
16,370	EPAM Systems, Inc.(c)	2,936,123
21,003	ePlus, Inc.(c)	1,980,373
42,716	EVERTEC, Inc.	1,337,438
7,322	Evo Payments, Inc., Class A(c)	217,537
25,970	ExlService Holdings, Inc.(c)	1,542,618
73,908	Extreme Networks, Inc.(c)	591,264
35,958	Fabrinet (Thailand)(c)	2,176,178
7,279	Fair Isaac Corp.(c)	2,036,300
17,780	FARO Technologies, Inc.(c)	1,000,125
165,299	Finisar Corp.(c)	3,985,359
74,890	FireEye, Inc.(c)	1,199,738
321,333	Fitbit, Inc., Class A(c)	1,696,638
3,068	Five9, Inc.(c)	162,819
57,995	FormFactor, Inc.(c)	1,099,005
20,865	Fortinet, Inc.(c)	1,949,208
109,041	Genpact Ltd.	3,958,188
9,290	Globant S.A. (Argentina)(c)	780,267
35,802	GoDaddy, Inc., Class A(c)	2,917,863
25,576	GTT Communications, Inc.(b)(c)	1,072,913
16,517	Guidewire Software, Inc.(c)	1,759,061
20,781	Hackett Group, Inc. (The)	318,988
106,262	Harmonic, Inc.(c)	601,443
2,362	HubSpot, Inc.(c)	435,765
34,306	Ichor Holdings Ltd.(b)(c)	863,825
60,391	II-VI, Inc.(c)	2,405,977
8,938	Impinj, Inc.(c)	261,615
253,020	Infinera Corp.(c)	1,098,107
17,245	Inphi Corp.(c)	787,407
35,347	InterDigital, Inc.	2,311,340
76,732	Internap Corp.(b)(c)	302,324
34,576	InterXion Holding N.V. (Netherlands)(c)	2,392,313
23,055	IPG Photonics Corp.(c)	4,028,400
45,803	Itron, Inc.(c)	2,457,789
43,023	j2 Global, Inc.	3,769,675
87,551	KEMET Corp.	1,564,536
8,936	KLA-Tencor Corp.	1,139,161
175,690	Knowles Corp.(c)	3,317,027
90,070	Kulicke & Soffa Industries, Inc. (Singapore)	2,095,929
56,537	Lattice Semiconductor Corp.(c)	732,154
100,644	Limelight Networks, Inc.(c)	298,913
13,812	Littelfuse, Inc.	2,776,903
13,018	LivePerson, Inc.(c)	381,818
40,059	LiveRamp Holdings, Inc.(c)	2,336,641
41,224	LogMeIn, Inc.	3,396,858
38,673	Lumentum Holdings, Inc.(c)	2,396,566

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
18,008	Luxoft Holding, Inc.(c)	$1,052,027
62,261	MACOM Technology Solutions Holdings, Inc.(c)	864,805
78,752	MagnaChip Semiconductor Corp. (South Korea)(b)(c)	696,955
27,803	Manhattan Associates, Inc.(c)	1,875,312
38,366	ManTech International Corp., Class A	2,378,308
47,995	MAXIMUS, Inc.	3,534,832
32,088	MaxLinear, Inc.(c)	863,488
48,657	Maxwell Technologies, Inc.(b)(c)	213,604
18,923	Mellanox Technologies Ltd.(c)	2,276,437
64,540	Methode Electronics, Inc.	1,904,575
10,203	MicroStrategy, Inc., Class A(c)	1,527,389
43,740	MKS Instruments, Inc.	3,980,777
328,251	MoneyGram International, Inc.(c)	1,086,511
9,651	Monolithic Power Systems, Inc.	1,502,757
48,661	Monotype Imaging Holdings, Inc.	838,916
28,227	MTS Systems Corp.	1,551,920
17,411	Nanometrics, Inc.(c)	518,674
82,367	National Instruments Corp.	3,879,486
54,884	NeoPhotonics Corp.(c)	374,858
236,020	Net 1 UEPS Technologies, Inc. (South Africa)(b)(c)	842,591
44,815	NETGEAR, Inc.(c)	1,390,609
132,838	NetScout Systems, Inc.(c)	3,905,437
3,039	New Relic, Inc.(c)	319,824
62,237	NIC, Inc.	1,074,211
11,834	Novanta, Inc.(c)	1,029,795
8,014	Nutanix, Inc., Class A(c)	346,125
3,246	NVE Corp.	310,999
3,171	Okta, Inc.(c)	329,879
29,320	OneSpan, Inc.(c)	543,593
21,410	OSI Systems, Inc.(c)	1,929,683
22,693	Pagseguro Digital Ltd., Class A (Brazil)(c)	591,380
7,631	Palo Alto Networks, Inc.(c)	1,898,822
8,114	PAR Technology Corp.(b)(c)	192,383
56,233	Park Electrochemical Corp.	925,033
2,938	Paycom Software, Inc.(c)	595,033
2,337	Paylocity Holding Corp.(c)	225,637
27,013	PC Connection, Inc.	1,003,803
35,600	PCM, Inc.(c)	982,204
30,858	PDF Solutions, Inc.(c)	400,537
10,171	Pegasystems, Inc.	762,927
39,031	Perficient, Inc.(c)	1,149,073
160,881	Photronics, Inc.(c)	1,502,629
31,179	Plantronics, Inc.	1,605,095
17,360	Power Integrations, Inc.	1,371,787
109,963	Presidio, Inc.	1,651,644
25,788	Progress Software Corp.	1,176,191
3,972	Proofpoint, Inc.(c)	498,168
32,026	PTC, Inc.(c)	2,897,392
34,765	Pure Storage, Inc., Class A(c)	794,728
2,871	Q2 Holdings, Inc.(c)	216,531
5,406	QAD, Inc., Class A	253,379
7,747	Qualys, Inc.(c)	699,244
15,721	Quantenna Communications, Inc.(c)	382,806
24,162	Radware Ltd. (Israel)(c)	630,387

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
140,408	Rambus, Inc.(c)	$1,609,076
16,751	RealPage, Inc.(c)	1,092,333
82,728	Ribbon Communications, Inc.(c)	443,422
3,776	RingCentral, Inc., Class A(c)	439,413
15,107	Rogers Corp.(c)	2,530,725
32,763	Rudolph Technologies, Inc.(c)	792,537
13,973	SailPoint Technologies Holding, Inc.(c)	394,877
98,235	ScanSource, Inc.(c)	3,698,548
31,067	Semtech Corp.(c)	1,673,579
6,788	ServiceNow, Inc.(c)	1,843,010
248,813	ServiceSource International, Inc.(c)	263,742
8,291	Silicom Ltd. (Israel)(c)	254,368
24,340	Silicon Laboratories, Inc.(c)	2,620,444
14,693	SMART Global Holdings, Inc.(c)	319,426
18,661	SolarEdge Technologies, Inc.(c)	826,682
14,113	Splunk, Inc.(c)	1,948,159
4,816	SPS Commerce, Inc.(c)	499,612
19,053	Square, Inc., Class A(c)	1,387,439
61,810	Stratasys Ltd.(c)	1,437,083
157,792	SunPower Corp.(b)(c)	1,139,258
18,056	Switch, Inc., Class A(b)	196,269
88,475	Sykes Enterprises, Inc.(c)	2,455,181
68,610	Synaptics, Inc.(c)	2,584,539
9,143	Tableau Software, Inc., Class A(c)	1,113,709
49,267	Telaria, Inc.(c)	355,215
267,271	TiVo Corp.	2,504,329
3,230	Trade Desk, Inc. (The), Class A(c)	715,380
249,492	Travelport Worldwide Ltd.	3,912,035
20,207	TTEC Holdings, Inc.	736,747
317,634	TTM Technologies, Inc.(c)	4,205,474
4,143	Tucows, Inc., Class A(c)	365,371
4,030	Twilio, Inc., Class A(c)	552,674
11,980	Tyler Technologies, Inc.(c)	2,778,282
2,977	Ubiquiti Networks, Inc.	507,430
4,454	Ultimate Software Group, Inc. (The)(c)	1,472,715
83,723	Ultra Clean Holdings, Inc.(c)	1,002,164
279,279	Unisys Corp.(c)	3,130,718
8,156	Universal Display Corp.	1,301,698
4,134	Varonis Systems, Inc.(c)	294,134
111,236	Veeco Instruments, Inc.(c)	1,354,854
58,735	Verint Systems, Inc.(c)	3,547,007
18,618	VeriSign, Inc.(c)	3,676,124
43,334	Versum Materials, Inc.	2,261,168
137,027	Viavi Solutions, Inc.(c)	1,822,459
25,629	Virtusa Corp.(c)	1,423,691
12,277	Vishay Precision Group, Inc.(c)	464,930
10,011	Workday, Inc., Class A(c)	2,058,562
78,141	Xperi Corp.	1,941,804
8,806	Yext, Inc.(c)	192,939
7,097	Zendesk, Inc.(c)	622,975

		293,484,939

	Materials—5.9%
44,161	A. Schulman, Inc., CVR(c)(d)	23,096
13,871	Advanced Emissions Solutions, Inc.(b)	156,742
80,339	AdvanSix, Inc.(c)	2,428,648
115,746	AgroFresh Solutions, Inc.(b)(c)	369,230

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
39,017	American Vanguard Corp.	$614,128
51,366	Ampco-Pittsburgh Corp.(c)	165,399
17,933	Balchem Corp.	1,820,379
128,183	Boise Cascade Co.	3,549,387
178,653	Century Aluminum Co.(c)	1,502,472
93,356	Clearwater Paper Corp.(c)	1,882,991
269,422	Coeur Mining, Inc.(c)	972,613
46,376	Eagle Materials, Inc.	4,216,042
118,133	Ferro Corp.(c)	2,111,037
475,006	Ferroglobe PLC	1,021,263
261,589	Flotek Industries, Inc.(b)(c)	933,873
63,394	Forterra, Inc.(b)(c)	294,148
49,496	FutureFuel Corp.	727,096
106,054	GCP Applied Technologies, Inc.(c)	3,053,295
86,821	Gold Resource Corp.	317,765
82,268	Greif, Inc., Class A	3,251,231
75,429	H.B. Fuller Co.	3,693,758
16,862	Hawkins, Inc.	622,376
27,526	Haynes International, Inc.	889,365
786,600	Hecla Mining Co.	1,651,860
20,420	Ingevity Corp.(c)	2,348,504
63,209	Innophos Holdings, Inc.	2,034,698
29,967	Innospec, Inc.	2,541,801
133,654	Intrepid Potash, Inc.(c)	497,193
23,071	Kaiser Aluminum Corp.	2,270,186
66,000	Koppers Holdings, Inc.(c)	1,764,840
96,103	Kraton Corp.(c)	3,154,100
47,447	Kronos Worldwide, Inc.	645,279
93,133	LSB Industries, Inc.(c)	544,828
27,899	Materion Corp.	1,618,979
255,346	McEwen Mining, Inc.(b)	352,377
74,016	Mercer International, Inc. (Canada)	1,048,067
57,498	Minerals Technologies, Inc.	3,609,149
58,676	Myers Industries, Inc.	1,049,714
25,293	Neenah, Inc.	1,716,130
7,722	NewMarket Corp.	3,239,997
109,626	Nexa Resourses S.A. (Peru)	1,297,972
49,256	Olympic Steel, Inc.	798,932
46,033	Orion Engineered Carbons S.A. (Luxembourg)	933,089
190,434	PH Glatfelter Co.	3,005,049
65,141	PQ Group Holdings, Inc.(c)	1,029,879
7,520	Quaker Chemical Corp.	1,683,126
147,552	Rayonier Advanced Materials, Inc.	2,189,672
356,251	Resolute Forest Products, Inc.	2,817,945
109,670	Ryerson Holding Corp.(c)	948,646
87,812	Schnitzer Steel Industries, Inc.	2,082,901
75,953	Schweitzer-Mauduit International, Inc., Class A	2,701,648
56,175	Sensient Technologies Corp.	3,938,991
89,102	Southern Copper Corp. (Peru)	3,423,299
28,523	Stepan Co.	2,639,518
243,379	Summit Materials, Inc., Class A(c)	4,264,000
213,743	SunCoke Energy, Inc.(c)	1,840,327
119,769	TimkenSteel Corp.(c)	1,214,458
61,904	Tredegar Corp.	1,115,510
308,372	Tronox Holdings PLC, Class A	4,360,380

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
26,251	Universal Stainless & Alloy Products, Inc.(c)	$377,752
41,118	US Concrete, Inc.(b)(c)	1,937,891
52,679	Valhi, Inc.	132,224
157,993	Valvoline, Inc.	2,922,871
237,582	Venator Materials PLC(c)	1,439,747
121,631	Verso Corp., Class A(c)	2,714,804
45,232	W.R. Grace & Co.	3,418,635
89,054	Worthington Industries, Inc.	3,573,737

		123,507,039

	Real Estate—7.0%
103,674	Acadia Realty Trust	2,927,754
19,498	Agree Realty Corp.	1,276,534
154,606	Alexander & Baldwin, Inc. REIT	3,651,794
2,426	Alexanders, Inc.	920,982
50,448	Altisource Portfolio Solutions S.A.(c)	1,194,104
42,544	American Assets Trust, Inc.	1,965,107
37,250	Americold Realty Trust	1,192,373
71,517	Armada Hoffler Properties, Inc.	1,155,000
491,031	Ashford Hospitality Trust, Inc.	2,705,581
51,466	Bluerock Residential Growth REIT, Inc.	576,934
79,099	Braemar Hotels & Resorts, Inc.	1,099,476
13,901	BRT Apartments Corp.	195,031
58,526	CareTrust REIT, Inc.	1,419,256
81,486	CatchMark Timber Trust, Inc., Class A	814,860
289,260	Cedar Realty Trust, Inc.	888,028
92,338	Chatham Lodging Trust	1,818,135
113,007	Chesapeake Lodging Trust	3,220,700
48,739	City Office REIT, Inc.	565,372
4,632	Community Healthcare Trust, Inc.	168,975
22,817	CorEnergy Infrastructure Trust, Inc.(b)	862,254
173,081	CorePoint Lodging, Inc. REIT	2,163,513
16,635	CoreSite Realty Corp.	1,820,035
66,958	Cushman & Wakefield PLC(c)	1,315,055
56,161	Easterly Government Properties, Inc.	1,010,898
25,263	EastGroup Properties, Inc.	2,888,319
176,883	Empire State Realty Trust, Inc., Class A	2,734,611
12,525	Essential Properties Realty Trust, Inc.	259,017
76,963	Farmland Partners, Inc.(b)	504,877
103,492	First Industrial Realty Trust, Inc.	3,650,163
19,131	Forestar Group, Inc.(c)	368,654
36,436	Four Corners Property Trust, Inc.	1,036,240
343,584	Franklin Street Properties Corp.	2,700,570
143,766	Front Yard Residential Corp. REIT	1,424,721
34,711	Getty Realty Corp.	1,125,678
41,667	Gladstone Commercial Corp.	906,257
18,264	Global Medical REIT, Inc.	186,293
122,694	Global NET Lease, Inc.	2,339,775
36,226	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	963,249
104,681	Hersha Hospitality Trust	1,943,926
40,246	HFF, Inc., Class A	1,915,307
125,432	Independence Realty Trust, Inc.	1,328,325
17,040	Industrial Logistics Properties Trust	338,244
72,822	InfraREIT, Inc.(c)	1,532,903
32,245	Investors Real Estate Trust	1,943,729

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
141,164	iStar, Inc.	$1,223,892
93,068	JBG SMITH Properties	3,960,043
11,668	Jernigan Capital, Inc.	245,845
141,506	Kennedy-Wilson Holdings, Inc.	3,048,039
211,915	Kite Realty Group Trust	3,346,138
38,804	LTC Properties, Inc.	1,748,508
17,248	Marcus & Millichap, Inc.(c)	743,389
62,246	MedEquities Realty Trust, Inc.	666,655
74,874	Monmouth Real Estate Investment Corp.	1,028,769
34,071	National Health Investors, Inc.	2,569,976
32,165	National Storage Affiliates Trust	941,148
404,484	New Senior Investment Group, Inc.	2,261,066
14,694	NexPoint Residential Trust, Inc.	550,878
62,869	NorthStar Realty Europe Corp.	1,120,954
108,756	Office Properties Income Trust	2,951,638
23,118	One Liberty Properties, Inc. REIT	654,239
118,842	Pebblebrook Hotel Trust	3,869,496
322,278	Pennsylvania Real Estate Investment Trust(b)	1,940,114
189,727	Physicians Realty Trust	3,426,470
62,741	PotlatchDeltic Corp.	2,425,567
114,321	Preferred Apartment Communities, Inc., Class A	1,787,980
16,517	PS Business Parks, Inc.	2,537,342
53,558	QTS Realty Trust, Inc., Class A	2,428,855
15,448	RE/MAX Holdings, Inc., Class A	669,362
21,061	Redfin Corp.(b)(c)	435,542
150,886	Retail Opportunity Investments Corp.	2,648,049
7,227	Retail Value, Inc. REIT	242,105
50,132	Rexford Industrial Realty, Inc.	1,899,502
2,623	RMR Group, Inc. (The), Class A	151,714
186,449	RPT Realty	2,261,626
10,960	Safehold, Inc.	276,521
14,133	Saul Centers, Inc.	753,996
44,143	Seritage Growth Properties, Class A(b)	1,968,336
167,862	Spirit MTA REIT	1,131,390
51,829	St. Joe Co. (The)(c)	883,166
91,457	STAG Industrial, Inc.	2,632,132
220,858	Summit Hotel Properties, Inc.	2,564,161
174,406	Tanger Factory Outlet Centers, Inc.(b)	3,149,772
20,949	Tejon Ranch Co.(c)	361,370
39,576	Terreno Realty Corp.	1,767,068
69,271	Tier REIT, Inc.	1,963,140
48,905	UMH Properties, Inc. REIT	687,115
9,034	Universal Health Realty Income Trust	731,935
141,676	Urban Edge Properties	2,630,923
47,224	Urstadt Biddle Properties, Inc., Class A	1,035,622
129,393	Washington REIT	3,654,058
71,957	Whitestone REIT	923,208

		145,917,423

	Utilities—1.8%
29,335	American States Water Co.	2,087,772
11,648	AquaVenture Holdings Ltd.(c)	226,554
10,279	Artesian Resources Corp., Class A	372,922
167,141	Atlantica Yield PLC (Spain)	3,424,719
45,422	California Water Service Group	2,288,815

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
16,645	Chesapeake Utilities Corp.	$1,541,993
66,274	Clearway Energy, Inc., Class A	1,018,631
137,251	Clearway Energy, Inc., Class C	2,178,173
10,497	Connecticut Water Service, Inc.	719,779
22,672	Consolidated Water Co. Ltd. (Cayman Islands)	287,028
70,041	El Paso Electric Co.	4,280,206
39,760	MGE Energy, Inc.	2,695,330
12,500	Middlesex Water Co.	724,875
44,945	Northwest Natural Holding Co.	3,006,371
38,609	Ormat Technologies, Inc.	2,253,221
54,195	Otter Tail Corp.	2,780,204
160,568	Pattern Energy Group, Inc., Class A	3,712,332
14,886	SJW Group	923,825
26,588	Spark Energy, Inc., Class A(b)	251,522
111,525	TerraForm Power, Inc., Class A	1,512,279
25,200	Unitil Corp.	1,434,132

		37,720,683

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,962,113,112)—100.0%	2,094,562,556

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—3.4%
53,947,133	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(e)(f)	53,947,133
18,006,829	Invesco Liquid Assets Portfolio— Institutional Class, 2.48%(e)(f)	18,012,231

	Total Money Market Funds (Cost $71,959,364)	71,959,364

	Total Investments in Securities (Cost $2,034,072,476)—103.4%	2,166,521,920
	Other assets less liabilities—(3.4)%	(71,690,801)

	Net Assets—100.0%	$2,094,831,119

Abbreviations:

REIT—Real Estate Investment Trust

CVR—Contingent Value Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2019.
(c)	Non-income producing security.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Statements of Assets and Liabilities

April 30, 2019

	Invesco DWA NASDAQ Momentum ETF (DWAQ)	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Assets:
Unaffiliated investments in securities, at value(a)	$44,956,316	$157,925,759	$5,582,892,651	$2,094,562,556
Affiliated investments in securities, at value	3,000,114	5,918,510	32,273,315	71,959,364
Cash	—	—	41,702	693,051
Receivable for:
Dividends	1,985	105,257	6,821,043	838,632
Securities lending	2,115	7,376	22,009	157,136
Investments sold	—	—	—	9,752,800
Fund shares sold	—	—	—	23,371
Foreign tax reclaims	1,180	—	—	—

Total assets	47,961,710	163,956,902	5,622,050,720	2,177,986,910

Liabilities:
Payable for:
Investments purchased	—	—	—	1,652,296
Collateral upon return of securities loaned	2,862,822	5,742,839	24,584,551	71,959,364
Collateral upon receipt of securities in-kind	—	—	—	24,540
Fund shares repurchased	—	—	—	6,642,394
Accrued advisory fees	10,753	64,439	1,343,043	490,851
Accrued trustees’ and officer’s fees	35,045	58,305	272,473	103,686
Accrued expenses	125,895	116,567	5,826,102	2,282,660

Total liabilities	3,034,515	5,982,150	32,026,169	83,155,791

Net Assets	$44,927,195	$157,974,752	$5,590,024,551	$2,094,831,119

Net assets consist of:
Shares of beneficial interest	$65,380,107	$281,785,078	$4,914,322,968	$2,145,069,326
Distributable earnings	(20,452,912)	(123,810,326)	675,701,583	(50,238,207)

Net Assets	$44,927,195	$157,974,752	$5,590,024,551	$2,094,831,119

Shares outstanding (unlimited amount authorized, $0.01 par value)	400,000	1,600,000	47,450,000	15,850,000
Net asset value	$112.32	$98.73	$117.81	$132.17

Market price	$112.25	$98.63	$117.82	$132.22

Unaffiliated investments in securities, at cost	$37,608,125	$154,060,357	$4,753,783,131	$1,962,113,112

Affiliated investments in securities, at cost	$3,000,114	$5,918,510	$33,212,125	$71,959,364

(a) Includes securities on loan with an aggregate value of	$2,879,858	$5,668,996	$23,488,938	$68,637,237

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Statements of Operations

For the year ended April 30, 2019

	Invesco DWA NASDAQ Momentum ETF (DWAQ)	Invesco Dynamic Market ETF (PWC)	Invesco FTSE RAFI US 1000 ETF (PRF)	Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Investment income:
Unaffiliated dividend income	$140,868	$2,186,670	$128,214,580	$29,734,636
Affiliated dividend income	2,334	3,827	347,572	39,012
Non-cash dividend income	—	228,055	2,556,700	3,001,586
Securities lending income	11,400	24,405	405,167	2,463,109
Foreign witholding tax	—	(2,396)	(9,517)	(56,274)

Total investment income	154,602	2,440,561	131,514,502	35,182,069

Expenses:
Advisory fees	245,212	813,705	15,160,982	5,925,397
Sub-licensing fees	48,787	48,957	4,718,009	1,843,949
Accounting & administration fees	29,562	35,466	380,113	155,284
Professional fees	24,344	26,008	66,197	39,668
Custodian & transfer agent fees	5,856	10,660	94,880	72,540
Trustees’ and officer’s fees	7,268	9,101	66,107	28,610
Other expenses	16,315	20,925	178,987	85,828

Total expenses	377,344	964,822	20,665,275	8,151,276

Less: Waivers	(83,295)	(329)	(281,921)	(186,219)

Net expenses	294,049	964,493	20,383,354	7,965,057

Net investment income (loss)	(139,447)	1,476,068	111,131,148	27,217,012

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(7,297,768)	(23,420,179)	(27,009,374)	(66,790,105)
Affiliated investment securities	—	—	(8,025)	—
Unaffiliated in-kind redemptions	10,393,574	31,578,369	280,926,314	184,454,445
Affiliated in-kind redemptions	—	—	20,007	—
Foreign currencies	—	—	—	59

Net realized gain	3,095,806	8,158,190	253,928,922	117,664,399

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	129,608	(6,019,994)	101,139,478	(67,887,495)
Affiliated investment securities	—	—	(540,396)	—

Change in unrealized appreciation (depreciation)	129,608	(6,019,994)	100,599,082	(67,887,495)

Net realized and unrealized gain	3,225,414	2,138,196	354,528,004	49,776,904

Net increase in net assets resulting from operations	$3,085,967	$3,614,264	$465,659,152	$76,993,916

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Statements of Changes in Net Assets

For the years ended April 30, 2019 and 2018

	Invesco DWA NASDAQ Momentum ETF (DWAQ)		Invesco Dynamic Market ETF (PWC)
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(139,447)	$(49,936)	$1,476,068	$3,449,899
Net realized gain	3,095,806	7,061,616	8,158,190	20,829,508
Change in net unrealized appreciation (depreciation)	129,608	531,713	(6,019,994)	(470,940)

Net increase in net assets resulting from operations	3,085,967	7,543,393	3,614,264	23,808,467

Distributions to Shareholders from:
Distributable earnings	—	(52,590)	(1,826,550)	(3,141,857)

Shareholder Transactions:
Proceeds from shares sold	55,298,250	45,322,131	247,458,643	219,756,077
Value of shares repurchased	(65,497,189)	(35,342,392)	(246,405,339)	(228,340,706)

Net increase (decrease) in net assets resulting from share transactions	(10,198,939)	9,979,739	1,053,304	(8,584,629)

Net increase (decrease) in net assets	(7,112,972)	17,470,542	2,841,018	12,081,981

Net assets:
Beginning of year	52,040,167	34,569,625	155,133,734	143,051,753

End of year	$44,927,195	$52,040,167	$157,974,752	$155,133,734

Changes in Shares Outstanding:
Shares sold	500,000	450,000	2,450,000	2,400,000
Shares repurchased	(600,000)	(350,000)	(2,450,000)	(2,500,000)
Shares outstanding, beginning of year	500,000	400,000	1,600,000	1,700,000

Shares outstanding, end of year	400,000	500,000	1,600,000	1,600,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco FTSE RAFI US 1000 ETF (PRF)		Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
2019	2018	2019	2018

$111,131,148	$101,981,304	$27,217,012	$20,340,584
253,928,922	352,123,324	117,664,399	176,707,427
100,599,082	38,529,597	(67,887,495)	(1,012,950)

465,659,152	492,634,225	76,993,916	196,035,061

(107,823,504)	(97,645,991)	(25,325,031)	(18,546,404)

892,856,882	745,176,748	678,476,197	559,752,314
(785,088,112)	(912,832,186)	(524,646,991)	(480,435,328)

107,768,770	(167,655,438)	153,829,206	79,316,986

465,604,418	227,332,796	205,498,091	256,805,643

5,124,420,133	4,897,087,337	1,889,333,028	1,632,527,385

$5,590,024,551	$5,124,420,133	$2,094,831,119	$1,889,333,028

8,250,000	6,650,000	5,400,000	4,300,000
(6,950,000)	(8,200,000)	(4,050,000)	(3,650,000)
46,150,000	47,700,000	14,500,000	13,850,000

47,450,000	46,150,000	15,850,000	14,500,000

45

Financial Highlights

Invesco DWA NASDAQ Momentum ETF (DWAQ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$104.08	$86.42	$69.83	$75.06	$64.34
Net investment income (loss)(a)	(0.30)	(0.11)	0.07	(0.06)	0.06
Net realized and unrealized gain (loss) on investments	8.54	17.88	16.65	(5.11)	10.66
Total from investment operations	8.24	17.77	16.72	(5.17)	10.72
Distributions to shareholders from:
Net investment income	—	(0.11)	(0.06)	(0.05)	—
Return of capital	—	—	(0.07)	(0.01)	—
Total distributions	—	(0.11)	(0.13)	(0.06)	—
Net asset value at end of year	$112.32	$104.08	$86.42	$69.83	$75.06
Market price at end of year(b)	$112.25	$104.23	$86.38	$69.82	$75.10
Net Asset Value Total Return(c)	7.92%	20.56%	23.98%	(6.90)%	16.66%
Market Price Total Return(c)	7.72%	20.79%	23.95%	(6.96)%	16.76%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$44,927	$52,040	$34,570	$34,913	$30,023
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.77%	0.82%	0.85%	0.81%	0.96%
Net investment income (loss), after Waivers	(0.28)%	(0.11)%	0.09%	(0.09)%	0.09%
Portfolio turnover rate(d)	156%	80%	89%	118%	154%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Financial Highlights (continued)

Invesco Dynamic Market ETF (PWC)

	Years Ended April 30,
	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$96.96	$84.15		$71.56	$73.46	$70.27
Net investment income(a)	0.90	2.11	(b)	0.43	0.82	0.68
Net realized and unrealized gain (loss) on investments	1.99	12.64		12.98	(1.91)	3.25
Total from investment operations	2.89	14.75		13.41	(1.09)	3.93
Distributions to shareholders from:
Net investment income	(1.12)	(1.94)		(0.82)	(0.81)	(0.74)
Net asset value at end of year	$98.73	$96.96		$84.15	$71.56	$73.46
Market price at end of year(c)	$98.63	$96.98		$84.16	$71.55	$73.40
Net Asset Value Total Return(d)	3.00%	17.67%		18.88%	(1.50)%	5.58%
Market Price Total Return(d)	2.89%	17.68%		18.91%	(1.43)%	5.49%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$157,975	$155,134		$143,052	$143,122	$168,950
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.60%		0.60%	0.60%	0.59%
Expenses, prior to Waivers	0.59%	0.61%		0.61%	0.60%	0.59%
Net investment income, after Waivers	0.91%	2.30	%(b)	0.56%	1.13%	0.93%
Portfolio turnover rate(e)	240%	215%		231%	231%	237%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period.Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $1.10 and 1.19%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco FTSE RAFI US 1000 ETF (PRF)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$111.04	$102.66	$90.15	$92.45	$85.42
Net investment income(a)	2.40	2.18	1.86	1.93	1.72
Net realized and unrealized gain (loss) on investments	6.72	8.29	12.56	(2.23)	6.93
Total from investment operations	9.12	10.47	14.42	(0.30)	8.65
Distributions to shareholders from:
Net investment income	(2.35)	(2.09)	(1.91)	(2.00)	(1.62)
Net asset value at end of year	$117.81	$111.04	$102.66	$90.15	$92.45
Market price at end of year(b)	$117.82	$111.12	$102.67	$90.13	$92.43
Net Asset Value Total Return(c)	8.40%	10.26%	16.16%	(0.23)%	10.19%
Market Price Total Return(c)	8.32%	10.33%	16.19%	(0.24)%	10.23%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$5,590,025	$5,124,420	$4,897,087	$4,142,401	$4,558,017
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.41%	0.41%	0.41%	0.41%
Net investment income, after Waivers	2.13%	2.00%	1.93%	2.19%	1.92%
Portfolio turnover rate(d)	10%	9%	11%	12%	10%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Financial Highlights (continued)

Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$130.30	$117.87	$97.56	$103.44	$96.35
Net investment income(a)	1.76	1.44	1.30	1.25	1.38
Net realized and unrealized gain (loss) on investments	1.75	12.31	20.46	(5.93)	7.04
Total from investment operations	3.51	13.75	21.76	(4.68)	8.42
Distributions to shareholders from:
Net investment income	(1.64)	(1.32)	(1.45)	(1.20)	(1.33)
Net asset value at end of year	$132.17	$130.30	$117.87	$97.56	$103.44
Market price at end of year(b)	$132.22	$130.51	$117.82	$97.55	$103.45
Net Asset Value Total Return(c)	2.75%	11.73%	22.44%	(4.49)%	8.80%
Market Price Total Return(c)	2.60%	11.96%	22.40%	(4.52)%	8.78%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$2,094,831	$1,889,333	$1,632,527	$1,107,295	$1,158,510
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.40%	0.41%	0.41%	0.41%	0.42%
Net investment income, after Waivers	1.33%	1.15%	1.20%	1.30%	1.39%
Portfolio turnover rate(d)	24%	26%	29%	28%	26%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2019

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco DWA NASDAQ Momentum ETF (DWAQ)	“DWA NASDAQ Momentum ETF”
Invesco Dynamic Market ETF (PWC)	“Dynamic Market ETF”
Invesco FTSE RAFI US 1000 ETF (PRF)	“FTSE RAFI US 1000 ETF”
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)	“FTSE RAFI US 1500 Small-Mid ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares “or “Fund’s Shares. “Shares of Dynamic Market ETF and FTSE RAFI US 1000 ETF are listed and traded on NYSE Arca, Inc., and Shares of DWA NASDAQ Momentum ETF and FTSE RAFI US 1500 Small-Mid ETF are listed and traded on The Nasdaq Stock Market.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit. “Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA NASDAQ Momentum ETF	Dorsey Wright® NASDAQ Technical Leaders Index
Dynamic Market ETF	Dynamic Market IntellidexSM Index
FTSE RAFI US 1000 ETF	FTSE RAFITM US 1000 Index
FTSE RAFI US 1500 Small-Mid ETF	FTSE RAFITM US 1500 Mid Small Index

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of

49

issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or Sella security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for Funds that invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that

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investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Momentum Investing Risk. Certain Funds employ a “momentum “style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of its portfolio securities in connection with the rebalancing or adjustment of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C.

Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each

51

Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders — Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes — Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates — The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending — During the fiscal year ended April 30, 2019, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned.

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Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended April 30, 2018, distributions from distributable earnings consisted of distributions from net investment income.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each of DWA NASDAQ Momentum ETF and Dynamic Market ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets, and each of FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund. For the FTSE RAFI US 1000 ETF and the FTSE RAFI US 1500 Small-Mid ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2021. For the DWA NASDAQ Momentum ETF and the Dynamic Market ETF, the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2021. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2021. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Market ETF.

Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA NASDAQ Momentum ETF	$83,295
Dynamic Market ETF	329
FTSE RAFI US 1000 ETF	281,921
FTSE RAFI US 1500 Small-Mid ETF	186,219

For FTSE RAFI US 1000 ETF and FTSE RAFI US 1500 Small-Mid ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser. For DWA NASDAQ Momentum ETF and Dynamic Market ETF, the expenses borne by the Adviser are not subject to recapture.

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For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2019 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/20	4/30/21	4/30/22
FTSE RAFI US 1000 ETF	$2,060,825	$803,840	$984,797	$272,188
FTSE RAFI US 1500 Small-Mid ETF	884,042	297,485	403,807	182,750

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA NASDAQ Momentum ETF	Dorsey Wright & Associates, LLC
Dynamic Market ETF	ICE Data Indices, LLC
FTSE RAFI US 1000 ETF	FTSE International Limited and Research Affiliates LLC
FTSE RAFI US 1500 Small-Mid ETF	FTSE International Limited and Research Affiliates LLC

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4—Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2019.

FTSE RAFI US 1000 ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.	$3,399,369	$2,309,560	$(229,973)	$(545,429)	$5,615	$4,939,142	$140,733
Invesco Mortgage Capital, Inc.	915,583	153,827	(173,385)	5,033	6,367	907,425	95,284

Total Investments in Affiliates	$4,314,952	$2,463,387	$(403,358)	$(540,396)	$11,982	$5,846,567	$236,017

NOTE 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
FTSE RAFI US 1500 Small-Mid ETF
Investments in Securities
Common Stocks & Other Equity Interests	$2,094,539,460	$—	$23,096	$2,094,562,556
Money Market Funds	71,959,364	—	—	71,959,364

Total Investments	$2,166,498,824	$—	$23,096	$2,166,521,920

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2019 and 2018:

	2019	2018
	Ordinary Income	Ordinary Income
DWA NASDAQ Momentum ETF	$—	$52,590
Dynamic Market ETF	1,826,550	3,141,857
FTSE RAFI US 1000 ETF	107,823,504	97,645,991
FTSE RAFI US 1500 Small-Mid ETF	25,325,031	18,546,404

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA NASDAQ Momentum ETF	$—	$(32,622)	$7,084,088	$(27,453,889)	$(50,489)	$65,380,107	$44,927,195
Dynamic Market ETF	205,408	(55,254)	2,400,187	(126,360,667)	—	281,785,078	157,974,752
FTSE RAFI US 1000 ETF	16,666,809	(248,217)	743,649,699	(84,366,708)	—	4,914,322,968	5,590,024,551
FTSE RAFI US 1500 Small-Mid ETF	5,931,548	(93,869)	71,953,566	(128,029,452)	—	2,145,069,326	2,094,831,119

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2019:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
DWA NASDAQ Momentum ETF	$27,453,889	$—	$27,453,889
Dynamic Market ETF	125,076,065	1,284,602	126,360,667
FTSE RAFI US 1000 ETF	1,133,273	83,233,435	84,366,708
FTSE RAFI US 1500 Small-Mid ETF	30,484,499	97,544,953	128,029,452

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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NOTE 7—Investment Transactions

For the fiscal year ended April 30, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA NASDAQ Momentum ETF	$81,977,981	$85,297,268
Dynamic Market ETF	388,218,392	385,608,929
FTSE RAFI US 1000 ETF	520,093,014	508,320,165
FTSE RAFI US 1500 Small-Mid ETF	500,156,625	489,848,435

For the fiscal year ended April 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA NASDAQ Momentum ETF	$55,341,561	$62,339,842
Dynamic Market ETF	247,134,217	248,701,439
FTSE RAFI US 1000 ETF	891,457,935	786,222,372
FTSE RAFI US 1500 Small-Mid ETF	674,519,907	524,507,026

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA NASDAQ Momentum ETF	$7,731,885	$(647,797)	$7,084,088	$40,872,342
Dynamic Market ETF	9,510,369	(7,110,182)	2,400,187	161,444,082
FTSE RAFI US 1000 ETF	1,089,477,560	(345,827,861)	743,649,699	4,871,516,267
FTSE RAFI US 1500 Small-Mid ETF	282,439,947	(210,486,381)	71,953,566	2,094,568,354

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA NASDAQ Momentum ETF	$195,145	$(6,539,596)	$6,344,451
Dynamic Market ETF	(47,480)	(15,518,348)	15,565,828
FTSE RAFI US 1000 ETF	—	(233,350,030)	233,350,030
FTSE RAFI US 1500 Small-Mid ETF	72	(175,977,790)	175,977,718

NOTE 9—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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NOTE 10—Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

57

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco DWA NASDAQ Momentum ETF, Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA NASDAQ Momentum ETF, Invesco Dynamic Market ETF, Invesco FTSE RAFI US 1000 ETF and Invesco FTSE RAFI US 1500 Small-Mid ETF (four of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019, and each of the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

58

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA NASDAQ Momentum ETF (DWAQ)
Actual	$1,000.00	$1,134.80	0.60%	$3.18
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco Dynamic Market ETF (PWC)
Actual	1,000.00	1,019.50	0.59	2.95
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
Invesco FTSE RAFI US 1000 ETF (PRF)
Actual	1,000.00	1,066.80	0.39	2.00
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco FTSE RAFI US 1500 Small-Mid ETF (PRFZ)
Actual	1,000.00	1,037.30	0.39	1.97
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2019:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco DWA NASDAQ Momentum ETF	0%	0%	0%
Invesco Dynamic Market ETF	0%	100%	100%
Invesco FTSE RAFI US 1000 ETF	0%	100%	100%
Invesco FTSE RAFI US 1500 Small-Mid ETF	20%	100%	89%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None.

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club For Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	241	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco North American Holdings, Inc.; Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008–2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	241	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

65

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

66

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 53 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BRIC ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA NASDAQ Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Retail ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco Insider Sentiment ETF

Invesco International Dividend AchieversTM ETF

Invesco Russell 2000 Pure Growth ETF

Invesco Russell 2000 Pure Value ETF

Invesco Russell Midcap Equal Weight ETF

Invesco Russell Midcap Pure Growth ETF

Invesco Russell Midcap Pure Value ETF

Invesco Russell Top 200 Equal Weight ETF

Invesco Russell Top 200 Pure Growth ETF

Invesco Russell Top 200 Pure Value ETF

Invesco S&P 500® Quality ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance

67

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Equal Weight ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Equal Weight ETF, Invesco Russell Top 200 Pure Growth ETF, Invesco Russell Top 200 Pure Value ETF and Invesco S&P 500® Quality ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.16% for Invesco Dynamic Retail ETF.);

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25% of the Fund’s average daily net assets for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.17% for Invesco Russell Midcap Equal Weight ETF.); and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF (The Trustees noted that, prior to September 24, 2018, the Fund’s advisory fee was 0.29%.).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2021, as set forth below:

●

0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA NASDAQ Momentum ETF and Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

68

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF;

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for Invesco S&P 500 Quality ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF	X		X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X

69

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF	X		X
Invesco Russell Midcap Pure Value ETF	X		X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X

70

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF			X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF			X
Invesco Russell Midcap Pure Value ETF			X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

71

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF and Invesco WilderHill Clean Energy ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps. The Trustees also noted that the Adviser has agreed to reimburse certain Funds in the amount equal to the licensing fee paid that causes that Fund’s annual operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed a percentage of that Fund’s average daily net assets through April 6, 2020 (May 18, 2020 for Invesco BRIC ETF) as set forth below:

Invesco BRIC ETF	0.64%
Invesco Insider Sentiment ETF	0.60%
Invesco S&P Spin-Off ETF	0.64%
Invesco Zacks Mid-Cap ETF	0.65%
Invesco Zacks Multi-Asset Income ETF	0.65%

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Amended and Restated Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF and Invesco DWA NASDAQ Momentum ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

72

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2019

PWB	Invesco Dynamic Large Cap Growth ETF

PWV	Invesco Dynamic Large Cap Value ETF

PXSG	Invesco Russell 2000 Pure Growth ETF

PXSV	Invesco Russell 2000 Pure Value ETF

EQWM	Invesco Russell Midcap Equal Weight ETF

PXMG	Invesco Russell Midcap Pure Growth ETF

PXMV	Invesco Russell Midcap Pure Value ETF

EQWL	Invesco Russell Top 200 Equal Weight ETF

PXLG	Invesco Russell Top 200 Pure Growth ETF

PXLV	Invesco Russell Top 200 Pure Value ETF

CZA	Invesco Zacks Mid-Cap ETF

CVY	Invesco Zacks Multi-Asset Income ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for U.S. equities. Throughout the summer, U.S. equities moved higher as corporate profits surged amid the benefit of corporate tax cuts and improving global economic growth. Several U.S. equity indexes reached new highs despite potential headwinds, including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October 2018, as U.S. equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the U.S. and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June, September and December 2018. Following December’s Fed meeting, the Fed raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, which signaled a slightly more dovish stance than expected.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Equity markets rebounded at the start of 2019, fueled by optimism about a potential U.S.-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data were mixed and overseas growth appeared to be slowing. By the end of the fiscal year, the U.S. equity market generally recovered the losses from fourth quarter 2018, backed by improving investor sentiment, low unemployment and a growing economy.

[1]	Source: Bloomberg
[2]	Source: U.S. Federal Reserve

3

PWB	Manager’s Analysis
Invesco Dynamic Large Cap Growth ETF (PWB)

As an index fund, the Invesco Dynamic Large Cap Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Growth IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

Ice Data Indices, LLC (the “Index Provider”) considers a company to be a large capitalization company if it falls within the Index model. The Index for the Fund is composed of 50 large capitalization U.S. growth stocks that, strictly in accordance with its guidelines and mandated procedures, the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 13.57%. On a net asset value (“NAV”) basis, the Fund returned 13.69%. During the same time period, the Index returned 14.31%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 17.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 550 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection of companies in the consumer staples and consumer discretionary sectors.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The consumer staples and real estate sectors were the only detracting sectors.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Mastercard Inc., Class A, an information technology company (portfolio average weight of 2.61%) and Microsoft Corp., an information technology company (portfolio average weight of 3.05%). Positions that detracted most significantly from the Fund’s return during this period included Humana Inc., a health care company (portfolio average weight of 1.68%) and Emerson Electric Co., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Health Care	33.9
Consumer Discretionary	20.6
Information Technology	16.5
Industrials	9.1
Energy	6.1
Financials	4.8
Communication Services	4.5
Materials	3.0
Consumer Staples	1.5
Money Market Fund Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Accenture PLC, Class A	3.7
Roper Technologies, Inc.	3.7
Thermo Fisher Scientific, Inc.	3.5
TJX Cos., Inc. (The)	3.5
Lowe’s Cos., Inc.	3.4
Home Depot, Inc. (The)	3.4
Abbott Laboratories	3.4
Berkshire Hathaway, Inc., Class B	3.4
Baxter International, Inc.	3.3
Agilent Technologies, Inc.	3.2
Total	34.5

*	Excluding money market fund holdings.

4

Invesco Dynamic Large Cap Growth ETF (PWB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Growth IntellidexSM Index	14.31%	18.20%	65.12%	15.26%	103.39%	17.65%	408.21%	10.13%	292.04%
Russell 1000® Growth Index	17.43	18.62	66.93	14.50	96.84	16.96	379.00	10.38	304.88
Fund
NAV Return	13.69	17.49	62.17	14.57	97.41	16.90	376.55	9.42	257.95
Market Price Return	13.57	17.52	62.29	14.58	97.48	16.90	376.75	9.41	257.38

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PWV	Manager’s Analysis
Invesco Dynamic Large Cap Value ETF (PWV)

As an index fund, the Invesco Dynamic Large Cap Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Large Cap Value IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of large capitalization companies that comprise the Index.

ICE Data Indices, LLC (the “Index Provider”) considers a company to be a large capitalization company if it falls within the Index model. The Index for the Fund is composed of 50 large capitalization U.S. value stocks that, strictly in accordance with its guidelines and mandated procedures, the Index Provider includes principally on the basis of their capital appreciation potential. The Index Provider ranks the 2,000 largest U.S. stocks (by market capitalization) traded on the New York Stock Exchange (“NYSE”), NYSE American and The Nasdaq Stock Market for investment potential using a proprietary Index Provider Intellidex model. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 4.26%. On a net asset value (“NAV”) basis, the Fund returned 4.32%. During the same time period, the Index returned 4.72%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses including trading expenses. Securities lending was able to offset some of those costs that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 9.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 710 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the energy sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection of companies in the information technology and health care sectors.

For the fiscal year ended April 30, 2019, the consumer staples sector contributed most significantly to the Fund’s return followed by the consumer discretionary sector. The health care sector detracted most significantly from the Fund’s return followed by the financial sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Procter & Gamble Co., a consumer staples company (no longer held as of fiscal year-end) and Walt Disney Co. (The), a communication services company (portfolio average weight of 2.37%). Positions that detracted most significantly from the Fund’s return during this period included Biogen Inc. a health care company (portfolio average weight of 0.93%), and QUALCOMM Inc., an information technology company (no longer held as of fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	24.7
Industrials	17.5
Information Technology	17.2
Health Care	14.3
Communication Services	8.2
Consumer Staples	6.8
Energy	5.5
Utilities	4.4
Consumer Discretionary	1.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Apple, Inc.	3.8
Comcast Corp., Class A	3.7
Travelers Cos., Inc. (The)	3.6
CSX Corp.	3.6
Mondelez International, Inc., Class A	3.4
Johnson & Johnson	3.4
Walmart, Inc.	3.4
Southwest Airlines Co.	3.3
Intel Corp.	3.2
M&T Bank Corp.	3.2
Total	34.6

*	Excluding money market fund holdings.

6

Invesco Dynamic Large Cap Value ETF (PWV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Large Cap Value IntellidexSM Index	4.72%	9.93%	32.85%	7.39%	42.84%	13.74%	262.32%	9.52%	262.55%
Russell 1000® Value Index	9.06	10.97	36.65	8.27	48.77	13.76	262.89	7.28	170.31
Fund
NAV Return	4.32	9.35	30.75	6.79	38.85	13.03	240.38	8.82	231.10
Market Price Return	4.26	9.37	30.82	6.80	38.98	13.03	240.23	8.82	230.74

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.56%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

PXSG	Manager’s Analysis
Invesco Russell 2000 Pure Growth ETF (PXSG)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell 2000 Pure Growth ETF to Invesco S&P SmallCap Momentum ETF and the underlying index changed from Russell 2000® Pure Growth Index (the “Previous Index”) to S&P SmallCap 600 Momentum Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXSG to XSMO and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2019.

As an index fund, the Invesco Russell 2000 Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through June 21, 2019, the Previous Index.

The Previous Index is composed of a subset of securities from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with higher price-to-book ratios and higher forecasting growth values. The Previous Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS are considered growth stocks. The Previous Index then weights securities in proportion to their CVS, giving greatest weight to the securities demonstrating the most growth characteristics.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 12.41%. On a net asset value (“NAV”) basis, the Fund returned 12.55%. During the same time period, the Previous Index returned 12.55%. During the fiscal year, the Fund fully replicated the components of the Previous Index; the Fund’s performance, on a NAV basis, matched the return of the Previous Index. Revenue generated through the Fund’s securities lending program, partially offset by fees and operating expenses that the Fund incurred during the period affected the return of the Fund.

During this same time period, the Russell 2000® Growth Index (the “Benchmark Index”) returned 6.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,230 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the real estate sector during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection in the health care sector as well as revenue generated through the Fund’s securities lending program, partially offset by fees and operating expenses that the Fund incurred.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the health care and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Tandem Diabetes Care, Inc., a health care company (portfolio average weight of 1.14%) and NeoGenomics, Inc., a health care company (portfolio average weight of 0.95%). Positions that detracted most significantly from the Fund’s return during this period included Cutera, Inc., a health care company (portfolio average weight of 0.43%) and Profire Energy, Inc., an energy company (portfolio average weight of 0.32%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Health Care	29.8
Information Technology	24.6
Industrials	17.0
Consumer Discretionary	13.7
Financials	5.0
Communication Services	3.8
Consumer Staples	3.1
Sector Types Each Less than 3%	3.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

8

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Tandem Diabetes Care, Inc.	2.0
Paylocity Holding Corp.	1.4
NeoGenomics, Inc.	1.3
LendingTree, Inc.	1.2
HubSpot, Inc.	1.1
Five Below, Inc.	1.0
Pacira Biosciences, Inc.	1.0
AppFolio, Inc., Class A	1.0
Shenandoah Telecommunications Co.	0.9
Energy Recovery, Inc.	0.9
Total	11.8

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Russell 2000® Pure Growth Index	12.55%	17.49%	62.19%	10.03%	61.27%	14.59%	290.32%	7.47%	177.15%
Russell 2000® Growth Index	6.91	15.64	54.65	10.22	62.66	15.24	313.21	9.10	243.08
Fund
NAV Return	12.55	17.51	62.26	9.93	60.53	14.13	275.07	6.99	160.37
Market Price Return	12.41	17.48	62.14	9.95	60.68	14.15	275.61	6.98	160.01

9

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.59% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Russell 2000® Pure Growth Index is comprised of the performance of the Dynamic Small Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

10

PXSV	Manager’s Analysis
Invesco Russell 2000 Pure Value ETF (PXSV)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell 2000 Pure Value ETF to Invesco S&P SmallCap Value with Momentum ETF and the underlying index changed from Russell 2000® Pure Value Index (the “Previous Index”) to S&P 600 High Momentum Value Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXSV to XSVM and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2019.

As an index fund, the Invesco Russell 2000 Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through June 21, 2019, the Previous Index.

The Previous Index is composed of a subset of securities from the Russell 2000® Index, which is composed of the smallest 2,000 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell 2000® Index with lower price-to-book ratios and lower forecasting growth values. The Previous Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS are considered value stocks. The Previous Index then weights securities in proportion to their CVS, giving greatest weight to the securities demonstrating the most value characteristics.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.00%. On a net asset value (“NAV”) basis, the Fund returned 2.13%. During the same time period, the Previous Index returned 2.40%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the Russell 2000® Value Index (the “Benchmark Index”) returned 2.19%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1360 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. small cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to and security selection in the information technology sector.

For the fiscal year ended April 30, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the information technology and real estate sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Iridium Communications, Inc., a communication services company (portfolio average weight 1.03%) and Fluent, Inc., a communication services company (portfolio average weight of 0.48%). Positions that detracted most significantly from the Fund’s return during this period included Cloud Peak Energy, Inc., an energy company (no longer held at fiscal year-end), and Dean Foods Co., a consumer staples company (portfolio average weight of 0.37%).

11

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	28.1
Real Estate	15.7
Information Technology	9.9
Industrials	9.2
Consumer Discretionary	9.2
Energy	8.7
Communication Services	5.7
Utilities	5.3
Health Care	3.3
Consumer Staples	3.0
Materials	1.8
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Iridium Communications, Inc.	1.4
Fluent, Inc.	1.1
MGIC Investment Corp.	1.0
DHT Holdings, Inc.	1.0
PDL BioPharma, Inc.	1.0
Knowles Corp.	1.0
World Fuel Services Corp.	0.9
Frontline Ltd. (Norway)	0.9
NorthWestern Corp.	0.9
Cooper Tire & Rubber Co.	0.9
Total	10.1

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Russell 2000® Pure Value Index	2.40%	10.99%	36.72%	6.70%	38.28%	13.69%	260.83%	7.30%	171.10%
Russell 2000® Value Index	2.19	11.46	38.46	6.94	39.84	12.87	235.50	7.03	161.65
Fund
NAV Return	2.13	10.70	35.66	6.44	36.60	13.23	246.50	6.77	152.92
Market Price Return	2.00	10.67	35.56	6.42	36.51	13.25	247.07	6.76	152.55

12

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.46% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Russell 2000® Pure Value Index is comprised of the performance of the Dynamic Small Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Small Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

13

EQWM	Manager’s Analysis
Invesco Russell Midcap Equal Weight ETF (EQWM)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Midcap Equal Weight ETF to Invesco S&P MidCap Quality ETF and the underlying index changed from Russell Midcap® Equal Weight Index (the “Previous Index”) to S&P MidCap 400 Quality Index (the “Index”). At that time, the Fund also changed its ticker symbol from EQWM to XMHQ and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2019.

As an index fund, the Invesco Russell Midcap Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index, and through June 21, 2019, the Previous Index.

The Previous Index is designed to measure the performance of approximately 800 equally-weighted securities of mid-capitalization U.S. companies. The Previous Index generally is composed of all of the securities included in the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market.

Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Midcap® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS classification system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

The Index Provider applies a “capacity screen” to the Index to eliminate securities of companies with limited “free float”—that is, with a limited number of outstanding shares readily available in the market. A potential constituent will be eligible for inclusion in the Previous Index only if the number of shares of the component security does not exceed 5% of the float-adjusted outstanding shares of that company.

Unlike the Russell Midcap® Index, which employs a market capitalization weighted methodology, the Previous Index’s equal weighting methodology provides equal exposure to the smallest components and underweighted sectors of the Russell Midcap® Index.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 8.78%. On a net asset value (“NAV”) basis, the Fund returned 8.85%. During the same time period, the Previous Index returned 9.09%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 10.69%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 770 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs an equal weight methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight allocation to the energy sector and the Fund’s underweight allocation to the information technology sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials sector. The energy sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included TreeHouse Foods, Inc., a consumer staples company (portfolio average weight of 0.35%) and Church & Dwight Co., Inc., a consumer staples company (portfolio average weight of 0.37%). Positions that detracted most significantly from the Fund’s return during this period included Antero Resources Corp., an energy company (portfolio average weight of 0.23%) and Extraction Oil & Gas, Inc., an energy company (portfolio average weight of 0.23%).

14

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Industrials	13.2
Information Technology	13.2
Consumer Staples	11.6
Health Care	11.2
Energy	10.2
Utilities	9.5
Consumer Discretionary	8.6
Materials	8.4
Financials	6.0
Communication Services	4.0
Real Estate	4.0
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Conagra Brands, Inc.	0.5
Pilgrim’s Pride Corp.	0.4
JM Smucker Co. (The)	0.4
Tyson Foods, Inc., Class A	0.4
Church & Dwight Co., Inc.	0.4
Seaboard Corp.	0.4
McCormick & Co., Inc.	0.4
Post Holdings, Inc.	0.4
TreeHouse Foods, Inc.	0.4
Spectrum Brands Holdings, Inc.	0.4
Total	4.1

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Russell Midcap® Equal Weight Index	9.09%	10.99%	36.73%	8.68%	51.62%	13.92%	267.98%	7.46%	144.33%
Russell Midcap® Index	10.69	12.82	43.60	9.75	59.22	15.65	328.05	8.60	178.52
Fund
NAV Return	8.85	10.75	35.86	8.42	49.79	13.44	252.99	6.98	131.00
Market Price Return	8.78	10.78	35.94	8.44	49.96	13.45	253.07	6.98	131.01

15

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.66% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Russell Midcap® Equal Weight Index is comprised of the performance of the Dynamic Mid Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

16

PXMG	Manager’s Analysis
Invesco Russell Midcap Pure Growth ETF (PXMG)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Midcap Pure Growth ETF to Invesco S&P MidCap Momentum ETF and the underlying index changed from Russell Midcap® Pure Growth Index (the “Previous Index”) to S&P MidCap 400 Momentum Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXMG to XMMO and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2019.

As an index fund, the Invesco Russell Midcap Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Index, and through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index, and through June 21, 2019, the Previous Index.

The Previous Index is composed of a subset of securities from the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with higher price-to-book ratios and higher forecasting growth values. The Previous Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS are considered growth stocks. The Previous Index then weights securities in proportion to their CVS, giving greatest weight to the securities demonstrating the most growth characteristics.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 29.48%. On a net asset value (“NAV”) basis, the Fund returned 29.72%. During the same time period, the Previous Index returned 30.14%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Growth Index (the “Benchmark Index”) returned 17.64%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 420 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the industrials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to and stock selection in the information technology sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The consumer staples services sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Paycom Software, Inc., an information technology company (portfolio average weight of 1.98%) and Chipotle Mexican Grill, Inc., a consumer discretionary company (portfolio average weight of 2.39%). Positions that detracted most significantly from the Fund’s return during this period included GrubHub, Inc., a consumer discretionary company (portfolio average weight of 1.21%) and Alliance Data Systems Corp., an information technology company (portfolio average weight of 1.17%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	46.1
Consumer Discretionary	21.2
Health Care	12.3
Industrials	10.7
Financials	6.5
Communication Services	3.1
Materials	0.0
Money Market Funds Plus Other Assets Less Liabilities	0.1

17

Invesco Russell Midcap Pure Growth ETF (PXMG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Chipotle Mexican Grill, Inc.	3.0
Paycom Software, Inc.	2.9
Ulta Beauty, Inc.	2.6
Square, Inc., Class A	2.5
Universal Display Corp.	2.4
RingCentral, Inc., Class A	2.3
ServiceNow, Inc.	2.2
Ubiquiti Networks, Inc.	2.1
Fortinet, Inc.	2.1
O’Reilly Automotive, Inc.	2.1
Total	24.2

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Russell Midcap® Pure Growth Index	30.14%	27.22%	105.92%	15.48%	105.35%	16.78%	371.61%	11.23%	351.20%
Russell Midcap® Growth Index	17.64	16.78	59.25	12.20	77.80	16.56	363.00	10.13	292.10
Fund
NAV Return	29.72	26.79	103.82	15.07	101.73	16.25	350.66	10.65	318.98
Market Price Return	29.48	26.83	104.03	15.10	102.00	16.27	351.47	10.64	318.58

18

Invesco Russell Midcap Pure Growth ETF (PXMG) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.43% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes	Regarding Indexes and Fund Performance History:

-

The Blended—Russell Midcap® Pure Growth Index is comprised of the performance of the Dynamic Mid Cap Growth IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Growth Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

19

PXMV	Manager’s Analysis
Invesco Russell Midcap Pure Value ETF (PXMV)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Midcap Pure Value ETF to Invesco S&P MidCap Value with Momentum ETF and the underlying index changed from Russell Midcap® Pure Value Index (the “Previous Index”) to S&P 400 High Momentum Value Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXMV to XMVM and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2019.

As an index fund, the Invesco Russell Midcap Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through June 21, 2019, the Previous Index.

The Previous Index is composed of a subset of securities from the Russell Midcap® Index, which is composed of the smallest 800 securities of the Russell 1000® Index, an index designed to measure the performance of the largest 1,000 companies in the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Midcap® Index with lower price-to-book ratios and lower forecasting growth values. The Previous Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS are considered value stocks. The Previous Index then weights securities in proportion to their CVS, giving greatest weight to the securities demonstrating the most value characteristics.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 8.30%. On a net asset value (“NAV”) basis, the Fund returned 8.36%. During the same time period, the Previous Index returned 8.76%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Value Index (the “Benchmark Index”) returned 5.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 590 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the energy sector during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s overweight exposure to and stock selection in the real estate sector.

For the fiscal year ended April 30, 2019, the real estate sector contributed most significantly to the Fund’s return, followed by the utilities and industrials sectors, respectively. The communication services sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Endo International PLC, a health care company (no longer held at fiscal year-end), and Avnet, Inc., an information technology company (portfolio average weight of 1.43%). Positions that detracted most significantly from the Fund’s return during this period included Adient PLC, a consumer discretionary company (portfolio average weight of 0.68%) and Perrigo Co. PLC, a health care company (portfolio average weight of 0.85%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Real Estate	22.3
Utilities	20.7
Financials	14.1
Industrials	8.3
Information Technology	7.4
Communication Services	6.8
Consumer Discretionary	6.0
Materials	5.4
Consumer Staples	5.0
Sector Types Each Less than 3%	3.9
Money Market Funds Plus Other Assets Less Liabilities	0.1

20

Invesco Russell Midcap Pure Value ETF (PXMV) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Evergy, Inc.	1.6
Avnet, Inc.	1.6
Ashland Global Holdings, Inc.	1.3
DISH Network Corp., Class A	1.3
Brixmor Property Group, Inc.	1.3
Annaly Capital Management, Inc.	1.2
Arconic, Inc.	1.2
MFA Financial, Inc.	1.2
HCP, Inc.	1.2
New York Community Bancorp, Inc.	1.2
Total	13.1

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Russell Midcap® Pure Value Index	8.76%	9.01%	29.54%	7.37%	42.73%	14.00%	270.74%	8.07%	200.04%
Russell Midcap® Value Index	5.76	9.91	32.77	7.83	45.75	14.98	303.87	8.65	223.81
Fund
NAV Return	8.36	8.61	28.10	6.99	40.20	13.44	252.92	7.47	177.35
Market Price Return	8.30	8.60	28.07	6.99	40.17	13.47	253.70	7.46	176.86

21

Invesco Russell Midcap Pure Value ETF (PXMV) (continued)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.51% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Russell Midcap® Pure Value Index is comprised of the performance of the Dynamic Mid Cap Value IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Mid Value Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

22

EQWL	Manager’s Analysis
Invesco Russell Top 200 Equal Weight ETF (EQWL)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Top 200 Equal Weight ETF to Invesco S&P 100 Equal Weight ETF and the underlying index changed from Russell Top 200® Equal Weight Index (the “Previous Index”) to S&P 100 Equal Weight Index (the “Index”). At that time, the Fund also changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2019.

As an index fund, the Invesco Russell Top 200 Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index, and through June 21, 2019, the Previous Index.

The Previous Index is designed to provide measure the performance of approximately 200 equally-weighted securities of large U.S. companies. The Previous Index generally is composed of all of the securities included in the Russell Top 200® Index, which is composed of the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Each quarter, Frank Russell Company (the “Index Provider”) groups each component security in the Russell Top 200® Index based on the Russell Global Sectors (“RGS”) classification system. The RGS classification system is composed of nine economic sectors: consumer discretionary, consumer staples, energy, financial services, health care, materials & processing, producer durables, technology and utilities. Once the component securities are grouped, the Index Provider allocates an equal weight to each sector and then assigns an equal weight to each constituent security within each sector.

The Index Provider applies a “capacity screen” to the Index to eliminate securities of companies with limited “free float”—that is, with a limited number of outstanding shares readily available in the market. A potential constituent will be eligible for inclusion in the Index only if the number of shares of the component security does not exceed 5% of the float-adjusted outstanding shares of that company.

Unlike the Russell Top 200® Index, which employs a market capitalization-weighted methodology, the Previous Index’s methodology equally weighed the smallest components and underweighted sectors of the Russell Top 200® Index.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through

June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 10.98%. On a net asset value (“NAV”) basis, the Fund returned 11.04%. During the same time period, the Index returned 11.32%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Index (the “Benchmark Index”) returned 13.33%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 970 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weight methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the materials and energy sectors and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s relative underweight allocation to the information technology sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the financials and energy sectors, respectively. The telecommunication services sector and consumer staples sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Air Products and Chemicals, Inc., a materials company (portfolio average weight of 1.40%) and Sherwin-Williams Co., a materials company (portfolio average weight of 1.40%). Positions that detracted most significantly from the Fund’s return during this period included Halliburton Co., an energy company (portfolio average weight of 0.68%) and Kraft Heinz Co., a consumer staples company (portfolio average weight of 0.80%).

23

Invesco Russell Top 200 Equal Weight ETF (EQWL) (continued)

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Consumer Staples	11.8
Information Technology	11.6
Materials	11.3
Energy	11.1
Health Care	11.1
Industrials	10.3
Financials	8.6
Consumer Discretionary	7.8
Communication Services	7.5
Utilities	7.2
Real Estate	1.7
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Air Products & Chemicals, Inc.	1.5
Sherwin-Williams Co. (The)	1.5
Ecolab, Inc.	1.4
Linde PLC	1.4
Southern Copper Corp.	1.4
PPG Industries, Inc.	1.4
LyondellBasell Industries NV, Class A	1.3
Anadarko Petroleum Corp.	1.3
Southern Co. (The)	1.2
American Electric Power Co., Inc.	1.2
Total	13.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Russell Top 200® Equal Weight Index	11.32%	15.13%	52.59%	11.34%	71.09%	15.16%	310.13%	9.18%	197.40%
Russell 1000® Index	13.33	14.82	51.38	11.41	71.63	15.39	318.55	8.54	176.57
Fund
NAV Return	11.04	14.82	51.39	11.02	68.69	14.68	293.42	8.66	180.53
Market Price Return	10.98	14.87	51.56	11.01	68.60	14.69	293.70	8.66	180.35

24

Invesco Russell Top 200 Equal Weight ETF (EQWL) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.47% and the net annual operating expense ratio was indicated as 0.25%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Russell Top 200® Equal Weight Index is comprised of the performance of the Dynamic Large Cap IntellidexSM Index, the Fund’s underlying index from Fund inception through the conversion date, June 16, 2011, followed by the performance of the RAFI® Fundamental Large Core Index for the period June 16, 2011 through May 22, 2015, followed by the performance of the Index for the period May 22, 2015 through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

25

PXLG	Manager’s Analysis
Invesco Russell Top 200 Pure Growth ETF (PXLG)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Top 200 Pure Growth ETF to Invesco S&P 500 GARP ETF and the underlying index changed from Russell Top 200® Pure Growth Index (the “Previous Index”) to S&P 500 Growth at a Reasonable Price Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXLG to SPGP and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2019.

As an index fund, the Invesco Russell Top 200 Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index, and through June 21, 2019, the Previous Index.

The Previous Index is composed of a subset of securities from the Russell Top 200® Index, which is composed of the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with higher price-to-book ratios and higher forecasting growth values. The Previous Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with lower CVS are considered growth stocks. The Previous Index then weights securities in proportion to their CVS, giving greatest weight to the securities demonstrating the most growth characteristics.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 16.20%. On a net asset value (“NAV”) basis, the Fund returned 16.35%. During the same time period, the Previous Index returned 16.74%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Growth Index (the “Benchmark Index”) returned 17.43%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 550 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap growth market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the industrials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to and stock selection in the consumer staples sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and health care sectors, respectively. The energy sector was the only detracting sector.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Mastercard Inc., Class A, an information technology company (portfolio average weight of 3.93%) and salesforce.com, Inc., an information technology company (portfolio average weight of 4.06%). Positions that detracted most significantly from the Fund’s return during this period included NVIDIA Corp., an information technology (portfolio average weight of 2.34%) and Tesla Inc., a consumer discretionary company (portfolio average weight of 1.91%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	33.3
Consumer Discretionary	22.3
Health Care	16.1
Communication Services	7.8
Consumer Staples	5.4
Industrials	5.2
Financials	3.4
Real Estate	3.4
Materials	3.1
Energy	0.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

26

Invesco Russell Top 200 Pure Growth ETF (PXLG) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Mastercard, Inc., Class A	4.5
salesforce.com, Inc.	4.3
Amazon.com, Inc.	4.0
Visa, Inc., Class A	3.8
Adobe, Inc.	3.6
Vertex Pharmaceuticals, Inc.	3.5
Netflix, Inc.	3.5
PayPal Holdings, Inc.	3.4
Lowe’s Cos., Inc.	3.4
TJX Cos., Inc. (The)	3.0
Total	37.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—Russell Top 200® Pure Growth Index	16.74%	20.31%	74.13%	14.94%	100.57%	15.90%	219.60%
Russell 1000® Growth Index	17.43	18.62	66.93	14.50	96.84	15.40	208.84
Fund
NAV Return	16.35	19.86	72.21	14.50	96.82	15.46	210.14
Market Price Return	16.20	19.85	72.14	14.50	96.81	15.47	210.34

27

Invesco Russell Top 200 Pure Growth ETF (PXLG) (continued)

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Russell Top 200® Pure Growth Index performance is comprised of the performance of the RAFI® Fundamental Large Growth Index from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

28

PXLV	Manager’s Analysis
Invesco Russell Top 200 Pure Value ETF (PXLV)

Effective after the close of markets on June 21, 2019, the Fund’s name changed from Invesco Russell Top 200 Pure Value ETF to Invesco S&P 500 Value with Momentum ETF and the underlying index changed from Russell Top 200® Pure Value Index (the “Previous Index”) to S&P 500 High Momentum Value Index (the “Index”). At that time, the Fund also changed its ticker symbol from PXLV to SPVM and changed its investment objective and investment policies. The discussion that follows pertains to the Fund’s performance tracking the Previous Index for the fiscal year ended April 30, 2019.

As an index fund, the Invesco Russell Top 200 Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Index and, through June 21, 2019, the Previous Index. The Fund generally will invest at least 90% of its total assets in the component securities that comprise the Index and, through June 21, 2019, the Previous Index.

The Previous Index is composed of a subset of securities from the Russell Top 200® Index, which is composed of the largest 200 securities of the Russell 3000® Index, an index designed to measure the performance of the largest 3,000 companies in the U.S. equity market.

Frank Russell Company (the “Index Provider”) first identifies securities in the Russell Top 200® Index with lower price-to-book ratios and lower forecasting growth values. The Previous Index’s constituent securities are then assigned a Composite Value Score (“CVS”), which is calculated based on three characteristics (book to price (a value characteristic), sales per share growth (a growth characteristic) and medium-term growth forecast (a growth characteristic)) to identify whether they are growth or value securities. In general, stocks with higher CVS are considered value stocks. The Previous Index then weights securities in proportion to their CVS, giving greatest weight to the securities demonstrating the most value characteristics.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index, and through June 21, 2019, in all of the securities comprising the Previous Index in proportion to their weightings in the Previous Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 8.31%. On a net asset value (“NAV”) basis, the Fund returned 8.40%. During the same time period, the Previous Index returned 8.79%. During the fiscal year, the Fund fully replicated the components of the Previous Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Previous Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 1000® Value Index (the “Benchmark Index”) returned 9.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 720 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. large cap value market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a fundamental weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the health care sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight exposure to and stock selection in the information technology sector.

For the fiscal year ended April 30, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the consumer staples and financials sectors, respectively. There were no sectors that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Danaher Corp., a health care company (portfolio average weight of 2.48%) and Mondelez International, Inc., Class A, a consumer staples company (portfolio average weight of 2.83%). Positions that detracted most significantly from the Fund’s return during this period included Allergan PLC, a health care company (portfolio average weight of 3.25%) and General Electric Co., an industrials company (portfolio average weight of 1.86%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	25.4
Utilities	16.6
Health Care	10.1
Consumer Staples	8.8
Industrials	8.7
Consumer Discretionary	8.0
Energy	6.9
Communication Services	5.3
Information Technology	4.8
Materials	3.3
Real Estate	2.0
Money Market Funds Plus Other Assets Less Liabilities	0.1

29

Invesco Russell Top 200 Pure Value ETF (PXLV) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
AT&T, Inc.	3.5
Mondelez International, Inc., Class A	3.5
Prudential Financial, Inc.	3.4
American Electric Power Co., Inc.	3.4
Duke Energy Corp.	3.3
Aflac, Inc.	3.2
Allergan PLC	3.2
Danaher Corp.	3.1
Eaton Corp. PLC	3.1
Hewlett Packard Enterprise Co.	3.0
Total	32.7

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—Russell Top 200® Pure Value Index	8.79%	13.89%	47.74%	9.44%	56.98%	12.43%	151.60%
Russell 1000® Value Index	9.06	10.97	36.65	8.27	48.77	11.58	136.87
Fund
NAV Return	8.40	13.44	45.99	9.02	54.02	12.01	144.20
Market Price Return	8.31	13.47	46.10	9.02	54.03	12.03	144.50

30

Invesco Russell Top 200 Pure Value ETF (PXLV) (continued)

Fund Inception: June 16, 2011

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.44% and the net annual operating expense ratio was indicated as 0.39%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Russell Top 200® Pure Value Index performance is comprised of the performance of the RAFI® Fundamental Large Value Index from Fund inception through the conversion date, May 22, 2015, followed by the performance of the Index starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

31

CZA	Manager’s Analysis
Invesco Zacks Mid-Cap ETF (CZA)

As an index fund, the Invesco Zacks Mid-Cap ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Zacks Mid-Cap Core Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing American Depositary Receipts (“ADRs”) that comprise the Index).

Securities in the Index are selected by Zacks Investment Research, Inc. (the “Index Provider”). As of June 30, 2018, the Index was composed of 100 securities selected, according to the investment and other creiteria in the Index medthodology, from a universe of mid-capitalization securities including common stocks, master limited partnerships (“MLPs”), ADRs, real estate investment trusts (“REITS”) and business development companies (“BDCs”). The depositary receipts included in the Index may be sponsored or unsponsored. The Index Provider, (in accordance with the Index methodology, seeks to identify companies with potentially superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including their high long-term earnings growth rate, price earnings ratio and short interest. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 10.72%. On a net asset value (“NAV”) basis, the Fund returned 10.68%. During the same time period, the Index returned 11.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 10.69%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 780 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the

Fund’s underweight exposure to and security selection in the information technology sector.

For the fiscal year ended April 30, 2019, the industrials sector contributed most significantly to the Fund’s return, followed by the financials and real estate sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Parker-Hannifin Corp., an industrials company (portfolio average weight of 1.16%) and Discover Financial Services, a financials company (portfolio average weight of 0.71%). Positions that detracted most significantly from the Fund’s return during this period included TechnipFMC PLC, an energy company (no longer held at fiscal year-end) and SVB Financial Group, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	27.3
Real Estate	21.0
Industrials	12.9
Utilities	10.2
Materials	7.8
Consumer Discretionary	7.7
Information Technology	5.3
Energy	4.0
Health Care	3.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Discover Financial Services	2.5
IHS Markit Ltd.	2.3
Willis Towers Watson PLC	2.2
M&T Bank Corp.	2.2
Parker-Hannifin Corp.	2.2
Cintas Corp.	2.1
Aptiv PLC	2.0
Ventas, Inc.	2.0
Northern Trust Corp.	2.0
Boston Properties, Inc.	2.0
Total	21.5

*	Excluding money market fund holdings.

32

Invesco Zacks Mid-Cap ETF (CZA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Mid-Cap Core Index	11.43%	14.63%	50.62%	10.92%	67.91%	17.02%	381.65%	10.80%	245.01%
Russell Midcap® Index	10.69	12.82	43.60	9.75	59.22	15.65	328.05	8.40	164.82
Fund
NAV Return	10.68	13.83	47.49	10.21	62.59	16.19	348.54	9.95	214.28
Market Price Return	10.72	13.87	47.66	10.25	62.91	16.19	348.51	9.95	214.61

Guggenheim Mid-Cap Core ETF (Predecessor Fund) Inception: April 2, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% including acquired fund fees and expenses of 0.03%, and the net annual operating expense ratio was indicated as 0.68%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

33

CVY	Manager’s Analysis
Invesco Zacks Multi-Asset Income ETF (CVY)

As an index fund, the Invesco Zacks Multi-Asset Income ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Zacks Multi-Asset Income Index (the “Index”). The Fund will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing securities that comprise the Index (or underlying securities representing American Depositary Receipts (“ADRs“) that comprise the Index).

The securities comprising the Index include stocks of large, medium and small-sized companies from a universe of domestic and international companies listed on a major U.S. exchange. The universe of securities within the Index includes U.S. listed common stocks and ADRs paying dividends, real estate investment trusts (“REITs”), master limited partnerships (“MLPs”), closed-end funds and traditional preferred stocks. The ADRs included in the Index may be sponsored or unsponsored. The companies in the universe are selected using a proprietary methodology developed by Zacks Investment Research, Inc. (the “Index Provider”). The Index Provider seeks to identify companies with potentially greater yield and superior risk-return profiles by using a proprietary strategy that evaluates stocks on multiple factors, including dividend yield and market capitalization. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 5.76%. On a net asset value (“NAV”) basis, the Fund returned 5.67%. During the same time period, the Index returned 6.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the financials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight exposure to and stock selection in the energy sector.

For the fiscal year ended April 30, 2019, the real estate sector contributed most significantly to the Fund’s return, followed by the financials and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the communication services sector.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Companhia Energetica de Minas Gerais SA Sponsored ADR, a utilities company (no longer held at fiscal year-end), and Broadcom Inc., an information technology company (portfolio average weight of 1.05%). Positions that detracted most significantly from the Fund’s return during this period included Hi-Crush Partners LP, an energy company (no longer held at fiscal year-end), and CVR Refining LP an energy company, (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	34.5
Energy	14.2
Real Estate	10.1
Closed-End Funds	10.1
Consumer Discretionary	8.3
Materials	6.9
Industrials	4.4
Communication Services	3.6
Information Technology	3.4
Sector Types Each Less than 3%	4.2
Money Market Funds Plus Other Assets Less Liabilities	0.3

34

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
USA Compression Partners LP	1.5
Best Buy Co., Inc.	1.2
NGL Energy Partners LP	1.2
Broadcom, Inc.	1.1
First Trust Intermediate Duration Preferred & Income Fund	1.1
Bank of America Corp., 5.88%, Series HH	1.1
PIMCO Dynamic Credit and Mortgage Income Fund	1.1
Citigroup, Inc., 6.88%, 02/15/2166, Series K	1.1
PNC Financial Services Group, Inc. (The)	1.1
Prudential Financial, Inc.	1.1
Total	11.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Zacks Multi-Asset Income Index	6.37%	10.58%	35.21%	2.70%	14.22%	11.67%	201.48%	5.37%	93.33%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.86	191.62
Fund
NAV Return	5.67	9.80	32.38	2.08	10.84	10.84	179.91	4.52	74.71
Market Price Return	5.76	9.89	32.70	2.08	10.85	10.86	180.27	4.53	74.80

35

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

Guggenheim MultiAsset Income ETF (Predecessor Fund) Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.97%, including acquired fund fees and expenses of 0.23%, and the net annual operating expense ratio was indicated as 0.88%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

36

Schedule of Investments(a)

Invesco Dynamic Large Cap Growth ETF (PWB)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—4.5%
248,326	Activision Blizzard, Inc.	$11,971,796
9,425	Alphabet, Inc., Class A(b)	11,300,198
29,767	Charter Communications, Inc., Class A(b)	11,049,213

		34,321,207

	Consumer Discretionary—20.6%
5,457	Booking Holdings, Inc.(b)	10,122,681
87,840	Dollar General Corp.	11,075,746
126,572	Home Depot, Inc. (The)	25,782,716
230,087	Lowe’s Cos., Inc.	26,032,043
81,693	Marriott International, Inc., Class A	11,144,559
123,945	NIKE, Inc., Class B	10,886,089
147,175	Starbucks Corp.	11,432,554
484,322	TJX Cos., Inc. (The)	26,579,591
121,274	VF Corp.	11,449,478
109,666	Yum! Brands, Inc.	11,448,034

		155,953,491

	Consumer Staples—1.5%
214,941	Brown-Forman Corp., Class B	11,454,206

	Energy—6.1%
237,347	Anadarko Petroleum Corp.	17,290,729
109,128	EOG Resources, Inc.	10,481,744
331,590	Halliburton Co.	9,393,945
156,238	Occidental Petroleum Corp.	9,199,293

		46,365,711

	Financials—4.8%
118,246	Berkshire Hathaway, Inc., Class B(b)	25,625,091
58,955	CME Group, Inc.	10,547,049

		36,172,140

	Health Care—33.9%
323,115	Abbott Laboratories	25,707,029
311,709	Agilent Technologies, Inc.	24,469,156
81,579	Alexion Pharmaceuticals, Inc.(b)	11,105,349
327,959	Baxter International, Inc.	25,023,272
42,010	Becton, Dickinson and Co.	10,113,487
163,835	Centene Corp.(b)	8,447,333
54,231	Cigna Corp.	8,614,052
197,841	Eli Lilly & Co.	23,155,311
170,967	HCA Healthcare, Inc.	21,752,131
78,939	Humana, Inc.	20,161,810
73,264	IQVIA Holdings, Inc.(b)	10,176,370
58,006	Regeneron Pharmaceuticals, Inc.(b)	19,904,179
96,559	Thermo Fisher Scientific, Inc.	26,790,295
91,137	UnitedHealth Group, Inc.	21,241,301

		256,661,075

	Industrials—9.1%
24,984	Boeing Co. (The)	9,436,207
74,923	Caterpillar, Inc.	10,445,765
63,895	Deere & Co.	10,582,929
129,082	Fortive Corp.	11,144,940
77,126	Roper Technologies, Inc.	27,742,222

		69,352,063

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology—16.5%
152,191	Accenture PLC, Class A	$27,800,730
111,499	Amphenol Corp., Class A	11,100,841
68,916	Automatic Data Processing, Inc.	11,329,101
145,855	Cognizant Technology Solutions Corp., Class A	10,641,581
47,443	Mastercard, Inc., Class A	12,061,908
95,114	Microsoft Corp.	12,421,889
75,187	Motorola Solutions, Inc.	10,895,348
198,764	QUALCOMM, Inc.	17,119,543
72,259	Visa, Inc., Class A	11,881,547

		125,252,488

	Materials—3.0%
58,238	Air Products & Chemicals, Inc.	11,984,798
23,666	Sherwin-Williams Co. (The)	10,764,007

		22,748,805

	Total Investments in Securities (Cost $709,156,831)—100.0%	758,281,186

	Other assets less liabilities—(0.0)%	(224,619)

	Net Assets—100.0%	$758,056,567

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

Invesco Dynamic Large Cap Value ETF (PWV)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—8.2%
472,535	AT&T, Inc.	$14,629,684
883,596	Comcast Corp., Class A	38,462,934
259,423	Verizon Communications, Inc.	14,836,401
127,455	Walt Disney Co. (The)	17,457,511

		85,386,530

	Consumer Discretionary—1.4%
367,699	General Motors Co.	14,321,876

	Consumer Staples—6.8%
702,173	Mondelez International, Inc., Class A	35,705,497
342,007	Walmart, Inc.	35,172,000

		70,877,497

	Energy—5.5%
122,257	Chevron Corp.	14,678,176
207,391	ConocoPhillips	13,090,520
150,496	Phillips 66	14,187,258
172,446	Valero Energy Corp.	15,633,954

		57,589,908

	Financials—24.7%
297,927	Aflac, Inc.	15,009,562
338,724	American International Group, Inc.	16,113,101
497,370	Bank of America Corp.	15,209,575
226,510	Citigroup, Inc.	16,014,257
204,565	Discover Financial Services	16,670,002
138,103	JPMorgan Chase & Co.	16,026,853
196,407	M&T Bank Corp.	33,402,938
325,465	MetLife, Inc.	15,013,700
154,170	Prudential Financial, Inc.	16,297,311
218,558	SunTrust Banks, Inc.	14,311,178
458,415	Synchrony Financial	15,893,248
261,824	Travelers Cos., Inc. (The)	37,637,200
285,373	US Bancorp	15,216,088
293,959	Wells Fargo & Co.	14,230,555

		257,045,568

	Health Care—14.3%
183,249	Amgen, Inc.	32,860,211
109,175	Anthem, Inc.	28,716,300
105,820	Biogen, Inc.(b)	24,258,177
250,992	Johnson & Johnson	35,440,070
110,392	McKesson Corp.	13,164,246
345,686	Pfizer, Inc.	14,038,308

		148,477,312

	Industrials—17.5%
468,400	CSX Corp.	37,298,692
84,865	General Dynamics Corp.	15,167,073
101,734	Illinois Tool Works, Inc.	15,832,862
138,034	Ingersoll-Rand PLC	16,924,349
210,627	PACCAR, Inc.	15,095,637
187,628	Republic Services, Inc.	15,539,351
625,870	Southwest Airlines Co.	33,940,930
304,166	United Parcel Service, Inc., Class B	32,308,513

		182,107,407

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology—17.2%
198,732	Apple, Inc.	$39,879,550
262,273	Dell Technologies, Inc., Class C(b)	17,679,823
897,582	Hewlett Packard Enterprise Co.	14,190,771
1,453,248	HP, Inc.	28,992,298
661,188	Intel Corp.	33,747,036
105,702	International Business Machines Corp.	14,826,820
350,762	Micron Technology, Inc.(b)	14,753,050
279,559	Oracle Corp.	15,467,999

		179,537,347

	Utilities—4.4%
206,559	Eversource Energy	14,802,018
300,421	Exelon Corp.	15,306,450
256,000	Public Service Enterprise Group, Inc.	15,270,400

		45,378,868

	Total Common Stocks (Cost $1,006,646,422)	1,040,722,313

	Money Market Funds—0.1%
1,227,488	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $1,227,488)	1,227,488

	Total Investments in Securities (Cost $1,007,873,910)—100.1%	1,041,949,801

	Other assets less liabilities—(0.1)%	(587,800)

	Net Assets—100.0%	$1,041,362,001

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

Invesco Russell 2000 Pure Growth ETF (PXSG)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—3.8%
10,462	Boingo Wireless, Inc.(b)	$237,906
9,188	Cargurus, Inc.(b)	374,319
535	Cogent Communications Holdings, Inc.	29,548
12,173	Glu Mobile, Inc.(b)	133,173
91	Loral Space & Communications, Inc.(b)	3,351
15,202	Ooma, Inc.(b)	205,075
3,446	QuinStreet, Inc.(b)	49,174
20,331	Shenandoah Telecommunications Co.	840,280
19,574	TechTarget, Inc.(b)	326,690
35,275	TrueCar, Inc.(b)	227,171
80	Vonage Holdings Corp.(b)	778
6,701	World Wrestling Entertainment, Inc., Class A	561,879
9,902	Yelp, Inc.(b)	396,674

		3,386,018

	Consumer Discretionary—13.7%
615	Asbury Automotive Group, Inc.(b)	49,311
3,497	At Home Group, Inc.(b)	82,144
8,676	BJ’s Restaurants, Inc.	433,019
13,552	Boot Barn Holdings, Inc.(b)	390,162
24,452	Camping World Holdings, Inc., Class A(c)	364,824
1,061	Cavco Industries, Inc.(b)	132,381
84	Chegg, Inc.(b)	2,995
3,676	Churchill Downs, Inc.	370,725
8,159	Crocs, Inc.(b)	227,228
3,264	Deckers Outdoor Corp.(b)	516,397
2,918	Dorman Products, Inc.(b)	255,821
15,254	Duluth Holdings, Inc., Class B(b)	242,844
10,742	Eldorado Resorts, Inc.(b)	530,332
2,816	Etsy, Inc.(b)	190,193
6,305	Five Below, Inc.(b)	922,989
6,949	Fox Factory Holding Corp.(b)	539,242
34,919	Funko, Inc., Class A(b)	692,444
38,457	GoPro, Inc., Class A(b)	227,281
123,465	Groupon, Inc.(b)	434,597
7,110	Hudson Ltd., Class A(b)	109,067
12,125	Installed Building Products, Inc.(b)	582,364
2,305	iRobot Corp.(b)(c)	238,660
2,913	LCI Industries	255,907
9,273	Lindblad Expeditions Holdings, Inc.(b)	150,315
318	Malibu Boats, Inc., Class A(b)	13,235
12,349	MasterCraft Boat Holdings, Inc.(b)	305,514
2,302	Monro, Inc.	192,977
13,267	National Vision Holdings, Inc.(b)	358,209
3,659	Ollie’s Bargain Outlet Holdings, Inc.(b)	349,947
2,208	Overstock.com, Inc.(b)(c)	29,101
13,356	PlayAGS, Inc.(b)	322,147
32,106	Remark Holdings, Inc.(b)(c)	40,454
7,018	Shake Shack, Inc., Class A(b)	430,203
5,317	Shutterfly, Inc.(b)	233,044
9,536	Shutterstock, Inc.	385,731
1,351	Skyline Champion Corp.	28,520
22,404	Sleep Number Corp.(b)	779,659
6,763	Sotheby’s(b)	285,263
686	Tailored Brands, Inc.	5,591
3,757	Texas Roadhouse, Inc.	202,916
1,906	TopBuild Corp.(b)	135,764
5,250	Turtle Beach Corp.(b)(c)	53,760

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
20,146	ZAGG, Inc.(b)	$166,003

		12,259,280

	Consumer Staples—3.1%
88,351	22nd Century Group, Inc.(b)(c)	193,489
4,457	Calavo Growers, Inc.(c)	427,025
15,403	Chefs’ Warehouse, Inc. (The)(b)	503,370
1,027	Coca-Cola Consolidated, Inc.	333,806
14,808	Freshpet, Inc.(b)	661,325
4,604	National Beverage Corp.(c)	257,824
20,144	Primo Water Corp.(b)	317,268
738	Turning Point Brands, Inc.	31,564
1,048	USANA Health Sciences, Inc.(b)	87,466

		2,813,137

	Energy—1.4%
1,470	Cactus, Inc., Class A(b)	53,361
59,409	Evolution Petroleum Corp.	417,645
9,299	Jagged Peak Energy, Inc.(b)(c)	98,291
11,756	Key Energy Services, Inc.(b)(c)	49,140
1,624	Liberty Oilfield Services, Inc., Class A(c)	24,214
7,508	Penn Virginia Corp.(b)	337,109
140,793	Profire Energy, Inc.(b)	222,453
1,200	Solaris Oilfield Infrastructure, Inc., Class A	20,388
4,765	Zion Oil & Gas, Inc.(b)	2,660

		1,225,261

	Financials—5.0%
2,025	Axos Financial, Inc.(b)	66,258
11,531	Curo Group Holdings Corp.(b)	153,593
1,129	Diamond Hill Investment Group, Inc.	163,118
6,078	Elevate Credit, Inc.(b)	27,229
1,731	FirstCash, Inc.	169,084
14,057	Hamilton Lane, Inc., Class A	686,825
21,407	Health Insurance Innovations, Inc., Class A(b)(c)	499,211
7,313	Kinsale Capital Group, Inc.	530,924
2,727	LendingTree, Inc.(b)(c)	1,049,404
3,629	Moelis & Co., Class A	148,608
4,686	ServisFirst Bancshares, Inc.	159,043
8,527	Trupanion, Inc.(b)(c)	279,686
3,053	Westwood Holdings Group, Inc.	95,528
66,902	WisdomTree Investments, Inc.	481,694

		4,510,205

	Health Care—29.8%
17,317	ACADIA Pharmaceuticals, Inc.(b)	416,474
15,613	Accelerate Diagnostics, Inc.(b)(c)	304,453
5,774	Addus HomeCare Corp.(b)	392,055
56,449	ADMA Biologics, Inc.(b)(c)	261,359
14,580	Agenus, Inc.(b)	37,471
2,082	Amicus Therapeutics, Inc.(b)	27,774
5,964	AMN Healthcare Services, Inc.(b)	310,486
7,361	ANI Pharmaceuticals, Inc.(b)	522,484
118,666	Antares Pharma, Inc.(b)	319,212
15,563	Array BioPharma, Inc.(b)	351,879
29,102	Arrowhead Pharmaceuticals, Inc.(b)	523,254
114	Atrion Corp.	100,320
12,109	Avid Bioservices, Inc.(b)	58,002

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
5,190	AxoGen, Inc.(b)	$121,861
9,106	BioSpecifics Technologies Corp.(b)	610,102
10,068	BioTelemetry, Inc.(b)	547,699
67,207	ChromaDex Corp.(b)(c)	299,071
3,119	Coherus Biosciences, Inc.(b)	49,654
26,680	Corcept Therapeutics, Inc.(b)	330,298
7,216	CorVel Corp.(b)	518,109
29,228	CryoPort, Inc.(b)(c)	411,238
13,079	Cutera, Inc.(b)	232,021
1,144	Cyclerion Therapeutics, Inc.(b)	17,423
27,819	CytoSorbents Corp.(b)	200,297
1,490	Eloxx Pharmaceuticals, Inc.(b)	17,791
9,120	Ensign Group, Inc. (The)	469,862
658	Esperion Therapeutics, Inc.(b)(c)	28,360
770	Evolus, Inc.(b)(c)	18,773
248	FibroGen, Inc.(b)	11,589
29,602	Fluidigm Corp.(b)	406,731
27,177	GenMark Diagnostics, Inc.(b)	196,761
10,389	Genomic Health, Inc.(b)	668,324
77,221	Geron Corp.(b)(c)	140,542
4,554	Glaukos Corp.(b)	328,480
94	Global Blood Therapeutics, Inc.(b)	5,208
9,994	HealthEquity, Inc.(b)	677,094
16,077	Horizon Pharma PLC(b)	410,446
14,984	Idera Pharmaceuticals, Inc.(b)	45,102
17,118	ImmunoGen, Inc.(b)	40,912
23,185	Innoviva, Inc.(b)	325,286
62,382	Inovio Pharmaceuticals, Inc.(b)(c)	234,556
839	Intercept Pharmaceuticals, Inc.(b)(c)	72,305
6,045	Intersect ENT, Inc.(b)	196,402
3,120	IntriCon Corp.(b)	72,914
751	iRhythm Technologies, Inc.(b)	57,309
11,444	Ironwood Pharmaceuticals, Inc.(b)	136,069
807	LeMaitre Vascular, Inc.	23,306
35,589	Lexicon Pharmaceuticals, Inc.(b)(c)	206,416
3,216	LHC Group, Inc.(b)	357,330
3,565	Ligand Pharmaceuticals, Inc.(b)	448,655
7,749	Medidata Solutions, Inc.(b)	700,045
4,400	Merit Medical Systems, Inc.(b)	247,192
2,682	Mesa Laboratories, Inc.	634,803
10,958	Momenta Pharmaceuticals, Inc.(b)	153,302
5,934	Neogen Corp.(b)	359,956
54,818	NeoGenomics, Inc.(b)	1,141,859
2,368	Nevro Corp.(b)	146,129
4,493	Novocure Ltd.(b)	198,007
30,903	Ocular Therapeutix, Inc.(b)(c)	115,886
8,395	Omnicell, Inc.(b)	674,622
351	Optinose, Inc.(b)(c)	3,496
22,204	Oxford Immunotec Global PLC(b)	360,371
19,092	Pacific Biosciences of California, Inc.(b)	141,090
22,476	Pacira Biosciences, Inc.(b)	894,994
9,223	PTC Therapeutics, Inc.(b)	345,125
231	Puma Biotechnology, Inc.(b)	7,420
3,447	Quanterix Corp.(b)	78,316
10,902	Quidel Corp.(b)	697,074
7,680	Radius Health, Inc.(b)	169,114

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
13,640	RadNet, Inc.(b)	$165,180
5,531	Revance Therapeutics, Inc.(b)	73,230
17,037	Simulations Plus, Inc.	383,844
374	Spark Therapeutics, Inc.(b)(c)	39,902
15,718	Stemline Therapeutics, Inc.(b)	235,770
13,613	Supernus Pharmaceuticals, Inc.(b)	500,005
27,777	T2 Biosystems, Inc.(b)(c)	71,387
7,218	Tabula Rasa HealthCare, Inc.(b)	384,431
805	Tactile Systems Technology, Inc.(b)	40,057
28,586	Tandem Diabetes Care, Inc.(b)	1,755,466
78,228	Teligent, Inc.(b)(c)	76,656
65,601	TherapeuticsMD, Inc.(b)(c)	282,084
13,156	Theravance Biopharma, Inc.(b)(c)	313,771
37,104	TransEnterix, Inc.(b)(c)	74,208
1,639	US Physical Therapy, Inc.	190,927
19,452	Vanda Pharmaceuticals, Inc.(b)	316,873
31,038	Veracyte, Inc.(b)	709,839
23,936	Vericel Corp.(b)	406,673
62,208	ViewRay, Inc.(b)(c)	432,968
12,235	Vocera Communications, Inc.(b)	389,685
5,889	Xencor, Inc.(b)	180,851

		26,652,127

	Industrials—17.0%
11,917	AAON, Inc.	598,352
13,531	Advanced Drainage Systems, Inc.	379,545
13,262	Aerojet Rocketdyne Holdings, Inc.(b)	449,051
10,192	Air Transport Services Group, Inc.(b)	239,818
471	Allegiant Travel Co.	69,180
7,714	Allied Motion Technologies, Inc.	282,410
4,641	American Woodmark Corp.(b)	417,365
3,009	ASGN, Inc.(b)	189,687
10,996	Atkore International Group, Inc.(b)	272,261
6,089	Avis Budget Group, Inc.(b)	216,464
11,744	Axon Enterprise, Inc.(b)	745,744
3,052	Barrett Business Services, Inc.	222,369
25,989	BG Staffing, Inc.	607,363
39,592	Builders FirstSource, Inc.(b)	545,578
2,667	Cimpress N.V. (Netherlands)(b)	241,097
5,885	Comfort Systems USA, Inc.	318,378
4,398	Douglas Dynamics, Inc.	166,068
2,937	Dycom Industries, Inc.(b)	145,646
23,035	Energous Corp.(b)(c)	116,787
84,935	Energy Recovery, Inc.(b)(c)	826,418
16,232	Evoqua Water Technologies Corp.(b)	221,080
3,224	Forward Air Corp.	204,144
4,382	Franklin Covey Co.(b)	124,931
481	Generac Holdings, Inc.(b)	26,450
62,824	HC2 Holdings, Inc.(b)(c)	134,443
8,971	Healthcare Services Group, Inc.	303,668
1,636	Heidrick & Struggles International, Inc.	58,536
5,201	Insperity, Inc.	621,832
14,337	JELD-WEN Holding, Inc.(b)	283,156
1,471	John Bean Technologies Corp.	161,501
16,887	Kforce, Inc.	608,270
110	Lindsay Corp.	9,350
4,688	Omega Flex, Inc.	396,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
7,937	Patrick Industries, Inc.(b)	$395,818
32,914	PGT Innovations, Inc.(b)	482,519
3,649	Proto Labs, Inc.(b)	400,624
1,619	RBC Bearings, Inc.(b)	222,693
618	Saia, Inc.(b)	39,793
3,809	Simpson Manufacturing Co., Inc.	242,557
9,432	SiteOne Landscape Supply, Inc.(b)(c)	634,774
15,140	Spartan Motors, Inc.	140,802
4,569	Tennant Co.	303,290
16,169	TPI Composites, Inc.(b)	500,431
3,744	Trex Co., Inc.(b)	259,347
12,162	TriNet Group, Inc.(b)	758,179
430	Universal Logistics Holdings, Inc.	10,501
8,645	US Ecology, Inc.	527,431
2,770	Willdan Group, Inc.(b)	109,498

		15,232,085

	Information Technology—24.6%
54,353	A10 Networks, Inc.(b)	351,120
23,558	ACM Research, Inc., Class A(b)	405,904
68,306	Aerohive Networks, Inc.(b)	230,874
8,035	Alarm.com Holdings, Inc.(b)	569,521
9,583	Altair Engineering, Inc., Class A(b)	377,953
2,859	Alteryx, Inc., Class A(b)	253,422
34,671	Amber Road, Inc.(b)	313,426
9,110	AppFolio, Inc., Class A(b)	884,672
7,280	Asure Software, Inc.(b)(c)	50,669
3,154	Badger Meter, Inc.	174,984
1,889	Benefitfocus, Inc.(b)	76,939
3,595	Blackbaud, Inc.	285,047
2,196	Blackline, Inc.(b)	112,172
2,492	Bottomline Technologies (DE), Inc.(b)	126,020
13,914	Box, Inc., Class A(b)	286,907
13,935	Carbonite, Inc.(b)	341,826
20,526	Cision Ltd.(b)	247,544
33,915	Cloudera, Inc.(b)	377,474
3,523	CommVault Systems, Inc.(b)	185,310
12,656	Cornerstone OnDemand, Inc.(b)	691,650
1,870	Coupa Software, Inc.(b)	193,227
57,250	Eastman Kodak Co.(b)(c)	140,835
3,447	Ebix, Inc.	174,005
31,374	Endurance International Group Holdings, Inc.(b)	173,498
10,052	Entegris, Inc.	410,725
7,937	Envestnet, Inc.(b)	563,448
2,106	ePlus, Inc.(b)	198,575
8,086	Everbridge, Inc.(b)	597,474
57,933	Extreme Networks, Inc.(b)	463,464
10,485	Five9, Inc.(b)	556,439
3,951	ForeScout Technologies, Inc.(b)	166,100
4,221	GTT Communications, Inc.(b)(c)	177,071
5,187	HubSpot, Inc.(b)	956,950
5,553	Ichor Holdings Ltd.(b)	139,824
22,213	Immersion Corp.(b)	209,913
4,184	Impinj, Inc.(b)	122,466
10,204	Instructure, Inc.(b)	439,588
49,693	Iteris, Inc.(b)	215,668
36,051	Lattice Semiconductor Corp.(b)	466,860

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
12,105	LivePerson, Inc.(b)	$355,040
30,086	Mitek Systems, Inc.(b)	358,023
82,745	MobileIron, Inc.(b)	490,678
9,585	Nanometrics, Inc.(b)	285,537
3,476	New Relic, Inc.(b)	365,814
6,244	Novanta, Inc.(b)	543,353
3,261	OneSpan, Inc.(b)	60,459
868	Park City Group, Inc.(b)	6,710
13,065	Paylocity Holding Corp.(b)	1,261,426
4,180	Plantronics, Inc.	215,186
1,579	Progress Software Corp.	72,018
10,867	Q2 Holdings, Inc.(b)	819,589
1,757	Quantenna Communications, Inc.(b)	42,783
11,624	Rapid7, Inc.(b)	631,648
1,236	Rudolph Technologies, Inc.(b)	29,899
4,264	ShotSpotter, Inc.(b)(c)	224,713
11,057	SMART Global Holdings, Inc.(b)	240,379
6,831	SPS Commerce, Inc.(b)	708,648
1,401	Trade Desk, Inc. (The), Class A(b)	310,293
8,541	Tucows, Inc., Class A(b)	753,231
2,712	Upland Software, Inc.(b)	126,081
24,006	USA Technologies, Inc.(b)(c)	136,114
4,691	Varonis Systems, Inc.(b)	333,765
5,003	Veritone, Inc.(b)(c)	30,969
7,862	Virtusa Corp.(b)	436,734
4,109	Workiva, Inc.(b)	218,352
8,029	Yext, Inc.(b)	175,915
2,731	Zix Corp.(b)	22,258

		21,965,179

	Materials—1.5%
279	Balchem Corp.	28,321
2,695	Chase Corp.	252,441
77,943	Forterra, Inc.(b)(c)	361,655
11,550	Summit Materials, Inc., Class A(b)	202,356
11,204	US Concrete, Inc.(b)	528,045

		1,372,818

	Real Estate—0.1%
6,282	Newmark Group, Inc., Class A	53,523

	Utilities—0.0%
2,053	Spark Energy, Inc., Class A(c)	19,421

	Total Common Stocks & Other Equity Interests (Cost $90,546,376)	89,489,054

	Money Market Funds—0.2%
142,181	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $142,181)	142,181

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $90,688,557)—100.2%	89,631,235

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco Russell 2000 Pure Growth ETF (PXSG) (continued)

April 30, 2019

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—7.7%
5,200,518	Invesco Government & Agency Portfolio—Institutional Class 2.34%(d)(e)	$5,200,518
1,732,987	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,733,506

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,934,024)	6,934,024

	Total Investments in Securities (Cost $97,622,581)—107.9%	96,565,259

	Other assets less liabilities—(7.9)%	(7,070,750)

	Net Assets—100.0%	$89,494,509

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

Invesco Russell 2000 Pure Value ETF (PXSV)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—5.7%
4,521	AMC Entertainment Holdings, Inc., Class A(b)	$68,538
8,416	ATN International, Inc.	513,797
5,802	Cars.com, Inc.(c)	120,740
36,449	Consolidated Communications Holdings, Inc.(b)	188,077
9,110	E.W. Scripps Co. (The), Class A	207,617
3,471	Emerald Expositions Events, Inc.	48,768
118,313	Fluent, Inc.(c)	831,740
34,761	Gannett Co., Inc.	324,320
275	Gray Television, Inc.(c)	6,443
41,436	Iridium Communications, Inc.(c)	1,137,833
13,900	National CineMedia, Inc.	97,022
13,160	Scholastic Corp.	524,821
30,864	Spok Holdings, Inc.	427,466

		4,497,182

	Consumer Discretionary—9.2%
3,454	Abercrombie & Fitch Co., Class A	103,240
1,082	Acushnet Holdings Corp.	27,277
10,473	Adtalem Global Education, Inc.(c)	516,528
7,943	American Axle & Manufacturing Holdings, Inc.(c)	117,159
6,439	Ascena Retail Group, Inc.(c)	7,662
88,575	Barnes & Noble, Inc.	445,532
30,659	Big 5 Sporting Goods Corp.	80,633
10,160	Cato Corp. (The), Class A	154,026
4,006	Chico’s FAS, Inc.	14,021
25,364	Container Store Group, Inc. (The)(b)(c)	219,145
22,763	Cooper Tire & Rubber Co.	679,703
20,611	Del Taco Restaurants, Inc.(c)	207,141
894	Dillard’s, Inc., Class A(b)	61,194
27,877	El Pollo Loco Holdings, Inc.(c)	356,268
7,319	Ethan Allen Interiors, Inc.	161,750
5,890	Express, Inc.(c)	21,675
26,271	GameStop Corp., Class A(b)	227,244
731	Genesco, Inc.(c)	32,756
4,190	Haverty Furniture Cos., Inc.	99,806
2,338	International Speedway Corp., Class A	103,153
258,787	J.C. Penney Co., Inc.(b)(c)	354,538
23,882	Motorcar Parts of America, Inc.(c)	493,402
189,883	Office Depot, Inc.	455,719
64,720	Pier 1 Imports, Inc.(b)(c)	58,695
10,972	Red Lion Hotels Corp.(c)	86,898
23,499	Regis Corp.(c)	439,901
2,622	Rocky Brands, Inc.	66,887
30,769	Speedway Motorsports, Inc.	564,611
4,887	Superior Industries International, Inc.	24,191
6,063	Tower International, Inc.	141,511
10,363	Unifi, Inc.(c)	209,333
38,520	Vera Bradley, Inc.(c)	473,026
5,999	Weyco Group, Inc.	205,826

		7,210,451

	Consumer Staples—3.0%
1,052	Andersons, Inc. (The)	34,400
60,890	Dean Foods Co.	103,513
13,715	Edgewell Personal Care Co.(c)	565,470
45,509	Natural Grocers by Vitamin Cottage, Inc.(c)	563,402
12,381	Pyxus International, Inc.(b)(c)	282,658
1,689	Rite AID Corp.(b)(c)	15,471

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
2,356	Sanderson Farms, Inc.	$357,240
36,256	Smart & Final Stores, Inc.(c)	236,752
61	SpartanNash Co.	986
3,232	Universal Corp.	174,076
1,602	Weis Markets, Inc.	67,364

		2,401,332

	Energy—8.7%
26,208	Approach Resources, Inc.(c)	8,958
3,218	Basic Energy Services, Inc.(b)(c)	8,109
14,291	Bristow Group, Inc.(b)(c)	7,217
105,790	Clean Energy Fuels Corp.(c)	332,181
152,457	DHT Holdings, Inc.	812,596
34,963	Diamond Offshore Drilling, Inc.(b)(c)	339,491
16,161	Era Group, Inc.(c)	155,792
87,131	Frontline Ltd. (Norway)(c)	713,603
3,453	Green Plains, Inc.	59,979
10,880	Gulfport Energy Corp.(c)	71,264
18,344	Halcon Resources Corp.(b)(c)	23,847
11,235	HighPoint Resources Corp.(c)	30,784
20,150	International Seaways, Inc.(c)	359,073
28,529	McDermott International, Inc.(c)	230,800
6,042	Midstates Petroleum Co., Inc.(c)	77,156
41,885	Noble Corp. PLC(c)	110,158
164,492	Nordic American Tankers Ltd.	352,013
138,071	Overseas Shipholding Group, Inc., Class A(c)	251,289
5,325	Peabody Energy Corp.	153,200
3,798	Scorpio Tankers, Inc. (Monaco)	97,912
3,703	SEACOR Holdings, Inc.(c)	164,932
7,764	SEACOR Marine Holdings, Inc.(c)	105,435
6,874	SemGroup Corp., Class A	89,774
40,054	Ship Finance International Ltd. (Norway)(b)	511,089
8,267	SilverBow Resources, Inc.(c)	149,963
659	Talos Energy, Inc.(c)	19,572
53,909	Teekay Corp. (Bermuda)	224,261
27,846	Tidewater, Inc.(c)	626,535
31,324	Ultra Petroleum Corp.(c)	13,169
3,714	Unit Corp.(c)	50,362
23,673	World Fuel Services Corp.	730,312

		6,880,826

	Financials—28.1%
8,782	American Equity Investment Life Holding Co.	258,279
117,969	Anworth Mortgage Asset Corp.	494,290
23,598	Arbor Realty Trust, Inc.(b)	322,349
30,779	Arlington Asset Investment Corp., Class A	241,615
16,771	ARMOUR Residential REIT, Inc.	319,991
1,373	Associated Capital Group, Inc., Class A(b)	56,719
7,259	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	157,012
14,638	Bancorp, Inc. (The)(c)	149,454
188	BankFinancial Corp.	2,822
9,133	Berkshire Hills Bancorp, Inc.	273,899
8,362	Boston Private Financial Holdings, Inc.	95,745
16,560	Cannae Holdings, Inc.(c)	425,095
10,805	Capitol Federal Financial, Inc.	149,109
67,430	Capstead Mortgage Corp.	579,224

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
5,162	CBTX, Inc.	$163,635
8,042	Civista Bancshares, Inc.	176,924
2,084	CNO Financial Group, Inc.	34,490
4,085	Community Bank System, Inc.	271,489
7,213	Community Trust Bancorp, Inc.	304,749
28,424	Dime Community Bancshares, Inc.	572,744
76,057	Dynex Capital, Inc.	463,948
7,968	eHealth, Inc.(c)	483,976
10,319	Employers Holdings, Inc.	442,891
58,304	Exantas Capital Corp.	638,429
25,447	EZCORP, Inc., Class A(c)	276,609
2,181	FBL Financial Group, Inc., Class A	136,247
28,740	FGL Holdings	245,152
5,206	Financial Institutions, Inc.	143,165
3,981	First Bancshares, Inc. (The)	122,933
1,508	First Commonwealth Financial Corp.	20,524
3,217	First Community Bancshares, Inc.	111,823
7,822	First Financial Corp.	322,032
4,116	First Internet Bancorp	90,099
6,423	First MID Bancshares, Inc.	221,529
8,998	First United Corp.(b)	170,242
4,586	Flagstar Bancorp, Inc.	163,949
9,230	Flushing Financial Corp.	208,598
368	Franklin Financial Network, Inc.	10,175
867	Fulton Financial Corp.	14,956
178,639	Genworth Financial, Inc., Class A(c)	677,042
8,190	Great Southern Bancorp, Inc.	474,610
2,979	Heartland Financial USA, Inc.	133,757
19,815	HomeStreet, Inc.(c)	557,594
4,843	Hope Bancorp, Inc.	68,093
92	Horace Mann Educators Corp.	3,549
5,239	Horizon Bancorp, Inc.	85,239
1,507	IBERIABANK Corp.	119,806
1,850	International Bancshares Corp.	76,719
13,978	Invesco Mortgage Capital, Inc.(d)	228,121
12,227	Lakeland Bancorp, Inc.	202,479
27,892	Luther Burbank Corp.	293,703
5,812	Mercantile Bank Corp.	196,446
56,357	MGIC Investment Corp.(c)	825,066
7,787	Mr Cooper Group, Inc.(c)	66,968
861	National Western Life Group, Inc., Class A	229,646
4,611	NBT Bancorp, Inc.	175,310
4,566	Nelnet, Inc., Class A	265,056
101,403	New York Mortgage Trust, Inc.	638,839
6,342	Nicolet Bankshares, Inc.(c)	387,179
23,950	Northwest Bancshares, Inc.	417,449
46,453	Ocwen Financial Corp.(c)	78,506
7,805	OFG Bancorp	157,505
17,496	Old National Bancorp	298,832
9,047	Oppenheimer Holdings, Inc., Class A	237,484
63,903	Orchid Island Capital, Inc.(b)	419,843
24,384	Oritani Financial Corp.	423,062
7,675	Parke Bancorp, Inc.	175,604
19,949	PennyMac Financial Services, Inc.	444,863
18,762	PennyMac Mortgage Investment Trust	394,002
5,152	Peoples Bancorp, Inc.	168,367

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
4,539	ProAssurance Corp.	$170,349
9,679	Provident Financial Services, Inc.	256,687
11,123	Radian Group, Inc.	260,501
35,860	Redwood Trust, Inc.	586,670
991	Safety Insurance Group, Inc.	92,084
137	SmartFinancial, Inc.(c)	2,848
3,577	Towne Bank	93,288
5,241	TPG RE Finance Trust, Inc.	103,300
24,307	TrustCo Bank Corp. NY	194,456
10,450	Trustmark Corp.	375,782
1,420	Union Bankshares Corp.	51,830
10,699	United Bankshares, Inc.	419,829
6,800	United Community Financial Corp.	62,628
280	United Financial Bancorp, Inc.	3,693
8,563	Univest Financial Corp.	215,959
15,601	Waddell & Reed Financial, Inc., Class A(b)	292,207
7,852	Washington Federal, Inc.	260,215
11,828	WesBanco, Inc.	476,905

		22,176,881

	Health Care—3.3%
13,313	AngioDynamics, Inc.(c)	273,449
9,207	Ardelyx, Inc.(c)	31,304
3,745	Avanos Medical, Inc.(c)	157,103
3,077	Brookdale Senior Living, Inc.(c)	19,016
57,672	Chimerix, Inc.(c)	155,714
4,890	Concert Pharmaceuticals, Inc.(c)	50,269
12,418	Five Prime Therapeutics, Inc.(c)	137,591
18,162	Invacare Corp.	134,399
36,149	Mallinckrodt PLC(c)	558,864
235,071	PDL BioPharma, Inc.(c)	768,682
24,089	Prothena Corp. PLC (Ireland)(c)	250,526
51,274	Tetraphase Pharmaceuticals, Inc.(c)	54,350

		2,591,267

	Industrials—9.2%
4,606	ABM Industries, Inc.	174,890
131,026	Acacia Research Corp.(c)	416,663
10,750	ACCO Brands Corp.	98,255
22,608	Aircastle Ltd.	450,351
10,362	Ameresco, Inc., Class A(c)	156,052
1,642	Atlas Air Worldwide Holdings, Inc.(c)	79,292
47,095	Babcock & Wilcox Enterprises, Inc.(c)	16,441
20,240	Briggs & Stratton Corp.	246,928
3,815	CBIZ, Inc.(c)	73,668
3,845	CECO Environmental Corp.(c)	29,837
49,349	Costamare, Inc. (Monaco)	298,068
86,708	Eagle Bulk Shipping, Inc.(c)	472,559
5,929	Encore Wire Corp.	351,530
9,236	Ennis, Inc.	186,382
5,862	FreightCar America, Inc.(c)	40,565
948	FTI Consulting, Inc.(c)	80,561
2,127	GATX Corp.	164,056
27,512	Genco Shipping & Trading Ltd.(c)	277,871
4,849	Great Lakes Dredge & Dock Corp.(c)	49,605
18,429	Hertz Global Holdings, Inc.(c)	335,039
10,289	Huron Consulting Group, Inc.(c)	497,267

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
12,085	Kelly Services, Inc., Class A	$269,012
24,929	LSC Communications, Inc.(b)	174,254
8,963	Manitowoc Co., Inc. (The)(c)	160,079
91	Navigant Consulting, Inc.	2,078
14,913	Northwest Pipe Co.(c)	357,465
4,308	NOW, Inc.(c)	62,983
1,721	Park-Ohio Holdings Corp.	63,040
27,532	PICO Holdings, Inc.(c)	314,691
13,294	Powell Industries, Inc.	388,849
119	Preformed Line Products Co.	6,710
4,804	Quanex Building Products Corp.	80,323
12,674	RR Donnelley & Sons Co.	58,554
140,348	Safe Bulkers, Inc. (Greece)(c)	251,223
1,987	Scorpio Bulkers, Inc.	10,690
17,864	Titan Machinery, Inc.(c)	307,261
6,773	Triumph Group, Inc.	160,723
1,747	Veritiv Corp.(c)	48,724

		7,212,539

	Information Technology—9.9%
11,949	ADTRAN, Inc.	204,806
8,946	Alpha & Omega Semiconductor Ltd.(c)	110,930
2,558	Anixter International, Inc.(c)	160,821
17,114	Avaya Holdings Corp.(c)	326,535
28,855	AVX Corp.	470,625
17,077	Benchmark Electronics, Inc.	461,591
14,689	Ciena Corp.(c)	563,470
45,709	Digi International, Inc.(c)	588,275
24,259	Finisar Corp.(c)	584,884
64,585	Harmonic, Inc.(c)	365,551
25,763	KBR, Inc.	572,454
2,738	Kimball Electronics, Inc.(c)	41,426
40,033	Knowles Corp.(c)	755,823
7,984	ManTech International Corp., Class A	494,928
13,400	Maxwell Technologies, Inc.(b)(c)	58,826
43,712	NeoPhotonics Corp.(c)	298,553
5,507	NetScout Systems, Inc.(c)	161,906
54,308	Ribbon Communications, Inc.(c)	291,091
8,515	Sanmina Corp.(c)	288,829
13,714	Stratasys Ltd.(c)	318,851
3,532	Sykes Enterprises, Inc.(c)	98,013
1,684	Tech Data Corp.(c)	179,531
31,796	TiVo Corp.	297,929
1,028	ViaSat, Inc.(c)	93,363

		7,789,011

	Materials—1.8%
36,573	AgroFresh Solutions, Inc.(b)(c)	116,668
12,142	Clearwater Paper Corp.(c)	244,904
1,886	FutureFuel Corp.	27,705
63,605	Intrepid Potash, Inc.(c)	236,611
24,541	LSB Industries, Inc.(c)	143,565
32	Materion Corp.	1,857
6,148	Olympic Steel, Inc.	99,721
17,867	P.H. Glatfelter Co.	281,941
1,093	Stepan Co.	101,146
10,187	SunCoke Energy, Inc.(c)	87,710

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
9,158	TimkenSteel Corp.(c)	$92,862

		1,434,690

	Real Estate—15.7%
15,780	Acadia Realty Trust	445,627
5,732	Agree Realty Corp.	375,274
2,445	Alexander & Baldwin, Inc.	57,751
29,591	Ashford Hospitality Trust, Inc.	163,046
46,281	Braemar Hotels & Resorts, Inc.	643,306
29,451	CatchMark Timber Trust, Inc., Class A	294,510
115,765	CBL & Associates Properties, Inc.(b)	116,923
104,134	Cedar Realty Trust, Inc.	319,691
15,132	Chatham Lodging Trust	297,949
1,518	Chesapeake Lodging Trust	43,263
14,252	CoreCivic, Inc.	296,584
15,855	CorEnergy Infrastructure Trust, Inc.(b)	599,160
48,816	Cousins Properties, Inc.	467,169
33,156	DiamondRock Hospitality Co.	360,074
41,271	Franklin Street Properties Corp.	324,390
33,773	Front Yard Residential Corp.	334,690
3,261	Getty Realty Corp.	105,754
59,824	Global Medical REIT, Inc.	610,205
12,931	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	343,835
9,473	Healthcare Realty Trust, Inc.	292,526
62,575	Independence Realty Trust, Inc.	662,669
9,207	Industrial Logistics Properties Trust	182,759
4,200	Investors Real Estate Trust	253,176
10,706	Kite Realty Group Trust	169,048
34,568	Lexington Realty Trust	313,532
18,144	Mack-Cali Realty Corp.	422,392
24,804	MedEquities Realty Trust, Inc.	265,651
10,710	NorthStar Realty Europe Corp.	190,959
9,579	Office Properties Income Trust	259,974
7,925	Piedmont Office Realty Trust, Inc., Class A	164,999
1,155	RLJ Lodging Trust	21,264
31,598	RPT Realty	383,284
13,787	Sabra Health Care REIT, Inc.	269,674
16,920	Safehold, Inc.	426,892
3,267	Seritage Growth Properties, Class A(b)	145,676
31,952	Summit Hotel Properties, Inc.	370,963
33,352	Sunstone Hotel Investors, Inc.	480,269
3,427	Tejon Ranch Co.(c)	59,116
15,624	Tier REIT, Inc.	442,784
56,756	Washington Prime Group, Inc.(b)	252,564
8,279	Whitestone	106,220
1,693	Xenia Hotels & Resorts, Inc.	36,653

		12,372,245

	Utilities—5.3%
1,584	ALLETE, Inc.	129,017
17,278	AquaVenture Holdings Ltd.(c)	336,057
102,870	Atlantic Power Corp.(c)	237,630
9,584	Avista Corp.	413,454
5,764	Black Hills Corp.	419,389
3,522	Clearway Energy, Inc., Class C	55,894
10,286	Consolidated Water Co. Ltd. (Cayman Islands)	130,221

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Invesco Russell 2000 Pure Value ETF (PXSV) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
757	El Paso Electric Co.	$46,260
2,498	Northwest Natural Holding Co.	167,091
9,958	NorthWestern Corp.	695,566
574	ONE Gas, Inc.	50,810
641	Ormat Technologies, Inc.	37,409
200	Pattern Energy Group, Inc., Class A	4,624
6,601	PNM Resources, Inc.	306,550
11,728	Portland General Electric Co.	613,492
6,342	Spire, Inc.	533,933

		4,177,397

	Total Common Stocks & Other Equity Interests (Cost $78,868,965)	78,743,821

	Money Market Funds—0.2%
125,271	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(e) (Cost $125,271)	125,271

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $78,994,236)—100.1%	78,869,092

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—5.0%
2,936,817	Invesco Government & Agency Portfolio—Institutional Class 2.34%(e)(f)	2,936,817
978,646	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(e)(f)	978,939

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,915,756)	3,915,756

	Total Investments in Securities (Cost $82,909,992)—105.1%	82,784,848

	Other assets less liabilities—(5.1)%	(3,991,206)

	Net Assets—100.0%	$78,793,642

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2019.
(c)	Non-income producing security.
(d)	Affiliated company. See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

Invesco Russell Midcap Equal Weight ETF (EQWM)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—4.0%
350	AMC Networks, Inc., Class A(b)	$20,443
24	Cable One, Inc.	25,453
442	CBS Corp., Class B	22,661
6,216	CenturyLink, Inc.	70,987
568	Cinemark Holdings, Inc.	23,884
764	Discovery, Inc., Class A(b)	23,608
675	DISH Network Corp., Class A(b)	23,706
405	GCI Liberty, Inc., Class A(b)	24,146
129	IAC/InterActiveCorp.(b)	29,004
972	Interpublic Group of Cos., Inc. (The)	22,356
485	John Wiley & Sons, Inc., Class A	22,397
245	Liberty Broadband Corp., Class C(b)	24,184
649	Liberty Media Corp.-Liberty Formula One, Class C(b)	25,188
536	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	21,526
1,324	Lions Gate Entertainment Corp., Class A	19,317
357	Live Nation Entertainment, Inc.(b)	23,326
74	Madison Square Garden Co. (The), Class A(b)	23,121
502	Match Group, Inc.	30,321
1,683	News Corp., Class A	20,903
292	Omnicom Group, Inc.	23,369
3,625	Sirius XM Holdings, Inc.(c)	21,061
11,776	Sprint Corp.(b)	65,710
305	Take-Two Interactive Software, Inc.(b)	29,533
2,418	Telephone & Data Systems, Inc.	77,086
469	Tribune Media Co., Class A	21,668
425	TripAdvisor, Inc.(b)	22,623
896	Twitter, Inc.(b)	35,759
1,633	United States Cellular Corp.(b)	78,547
745	Viacom, Inc., Class B	21,538
2,731	Zayo Group Holdings, Inc.(b)	85,453
334	Zillow Group, Inc., Class C(b)	11,156
5,310	Zynga, Inc., Class A(b)	30,055

		1,020,089

	Consumer Discretionary—8.6%
1,404	Adient PLC	32,432
141	Advance Auto Parts, Inc.	23,451
264	Aptiv PLC	22,625
725	Aramark	22,533
644	AutoNation, Inc.(b)	27,003
23	AutoZone, Inc.(b)	23,651
321	Best Buy Co., Inc.	23,886
562	BorgWarner, Inc.	23,475
176	Bright Horizons Family Solutions, Inc.(b)	22,554
417	Brunswick Corp.	21,355
147	Burlington Stores, Inc.(b)	24,830
2,531	Caesars Entertainment Corp.(b)	23,690
486	Capri Holdings Ltd.(b)	21,423
364	CarMax, Inc.(b)	28,341
232	Carter’s, Inc.	24,571
36	Chipotle Mexican Grill, Inc.(b)	24,769
276	Choice Hotels International, Inc.	22,919
214	Columbia Sportswear Co.	21,394
535	D.R. Horton, Inc.	23,706
200	Darden Restaurants, Inc.	23,520
574	Dick’s Sporting Goods, Inc.	21,238
183	Dollar General Corp.	23,074

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
210	Dollar Tree, Inc.(b)	$23,369
88	Domino’s Pizza, Inc.	23,811
303	Dunkin’ Brands Group, Inc.	22,613
176	Expedia Group, Inc.	22,852
1,169	Extended Stay America, Inc.	20,937
567	Floor & Decor Holdings, Inc., Class A(b)	27,227
350	Foot Locker, Inc.	20,023
594	frontdoor, Inc.(b)	20,933
813	Gap, Inc. (The)	21,203
262	Garmin Ltd.	22,464
1,057	Gentex Corp.	24,343
203	Genuine Parts Co.	20,816
1,212	Goodyear Tire & Rubber Co. (The)	23,283
32	Graham Holdings Co., Class B	23,790
188	Grand Canyon Education, Inc.(b)	21,787
366	GrubHub, Inc.(b)	24,445
899	H&R Block, Inc.	24,462
1,185	Hanesbrands, Inc.	21,413
580	Harley-Davidson, Inc.	21,593
250	Hasbro, Inc.	25,465
678	Hilton Grand Vacations, Inc.(b)	21,723
262	Hilton Worldwide Holdings, Inc.	22,791
297	Hyatt Hotels Corp., Class A	22,789
1,513	International Game Technology PLC	22,135
315	Kohl’s Corp.	22,396
826	L Brands, Inc.	21,179
149	Lear Corp.	21,307
490	Leggett & Platt, Inc.	19,286
457	Lennar Corp., Class A	23,778
781	LKQ Corp.(b)	23,508
147	Lululemon Athletica, Inc.(b)	25,923
932	Macy’s, Inc.	21,939
1,492	Mattel, Inc.(b)(c)	18,187
821	MGM Resorts International	21,863
1,666	Michaels Cos., Inc. (The)(b)	18,726
168	Mohawk Industries, Inc.(b)	22,890
1,401	Newell Brands, Inc.	20,146
485	Nordstrom, Inc.	19,895
397	Norwegian Cruise Line Holdings Ltd.(b)	22,387
8	NVR, Inc.(b)	25,220
59	O’Reilly Automotive, Inc.(b)	22,336
514	Penske Automotive Group, Inc.	23,603
253	Polaris Industries, Inc.	24,389
138	Pool Corp.	25,356
789	PulteGroup, Inc.	24,822
197	PVH Corp.	25,411
1,263	Qurate Retail, Inc.(b)	21,534
176	Ralph Lauren Corp.	23,158
235	Ross Stores, Inc.	22,950
188	Royal Caribbean Cruises Ltd.	22,737
544	Service Corp. International	22,636
455	ServiceMaster Global Holdings, Inc.(b)	22,309
423	Six Flags Entertainment Corp.	22,457
663	Skechers U.S.A., Inc., Class A(b)	20,991
635	Tapestry, Inc.	20,491
380	Tempur Sealy International, Inc.(b)	23,332

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
343	Thor Industries, Inc.	$22,593
230	Tiffany & Co.	24,799
611	Toll Brothers, Inc.	23,279
235	Tractor Supply Co.	24,322
71	Ulta Beauty, Inc.(b)	24,778
1,003	Under Armour, Inc., Class A(b)	23,159
733	Urban Outfitters, Inc.(b)	21,792
107	Vail Resorts, Inc.	24,487
255	VF Corp.	24,075
273	Visteon Corp.(b)	18,023
133	Wayfair, Inc., Class A(b)(c)	21,566
1,320	Wendy’s Co. (The)	24,565
158	Whirlpool Corp.	21,934
376	Williams-Sonoma, Inc.(c)	21,496
283	Wyndham Destinations, Inc.	12,327
416	Wyndham Hotels & Resorts, Inc.	23,180
183	Wynn Resorts Ltd.	26,434
531	Yum China Holdings, Inc. (China)	25,244

		2,197,902

	Consumer Staples—11.6%
2,065	Archer-Daniels-Midland Co.	92,099
1,749	Brown-Forman Corp., Class B	93,204
1,721	Bunge Ltd.	90,198
2,422	Campbell Soup Co.(c)	93,707
664	Casey’s General Stores, Inc.	87,880
1,326	Church & Dwight Co., Inc.	99,384
554	Clorox Co. (The)	88,490
3,884	Conagra Brands, Inc.	119,549
1,999	Coty, Inc., Class A(c)	21,629
1,965	Energizer Holdings, Inc.	94,104
4,298	Flowers Foods, Inc.	93,439
4,039	Hain Celestial Group, Inc. (The)(b)	88,131
1,544	Herbalife Nutrition Ltd.(b)	81,600
779	Hershey Co. (The)	97,258
2,005	Hormel Foods Corp.	80,080
952	Ingredion, Inc.	90,202
848	JM Smucker Co. (The)	103,990
1,605	Kellogg Co.	96,781
3,280	Keurig Dr Pepper, Inc.(c)	95,350
3,406	Kroger Co. (The)	87,807
1,237	Lamb Weston Holdings, Inc.	86,652
641	McCormick & Co., Inc.	98,695
1,450	Molson Coors Brewing Co., Class B	93,075
1,519	Nu Skin Enterprises, Inc., Class A	77,272
4,364	Pilgrim’s Pride Corp.(b)	117,435
874	Post Holdings, Inc.(b)	98,570
22	Seaboard Corp.	98,903
1,595	Spectrum Brands Holdings, Inc.	98,204
3,813	Sprouts Farmers Market, Inc.(b)	81,674
1,471	TreeHouse Foods, Inc.(b)	98,528
1,357	Tyson Foods, Inc., Class A	101,789
2,546	US Foods Holding Corp.(b)	93,056

		2,938,735

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy—10.2%
7,661	Antero Resources Corp.(b)	$55,542
1,940	Apache Corp.	63,845
1,608	Apergy Corp.(b)	63,822
2,571	Cabot Oil & Gas Corp.	66,563
7,417	Centennial Resource Development, Inc., Class A(b)	78,101
953	Cheniere Energy, Inc.(b)	61,326
21,411	Chesapeake Energy Corp.(b)(c)	62,306
891	Cimarex Energy Co.	61,176
6,085	CNX Resources Corp.(b)	54,522
621	Concho Resources, Inc.	71,651
1,547	Continental Resources, Inc.(b)	71,147
2,296	Devon Energy Corp.	73,793
659	Diamondback Energy, Inc.	70,111
3,420	EQT Corp.	69,939
3,399	Equitrans Midstream Corp.	70,801
16,650	Extraction Oil & Gas, Inc.(b)(c)	78,255
1,181	Helmerich & Payne, Inc.	69,112
1,139	Hess Corp.	73,033
1,276	HollyFrontier Corp.	60,903
10,597	Kosmos Energy Ltd. (Ghana)	70,894
3,772	Marathon Oil Corp.	64,275
2,120	Murphy Oil Corp.	57,749
19,361	Nabors Industries Ltd.	67,764
2,430	National Oilwell Varco, Inc.	63,520
2,847	Noble Energy, Inc.	77,040
965	ONEOK, Inc.	65,552
3,594	Parsley Energy, Inc., Class A(b)	71,736
4,980	Patterson-UTI Energy, Inc.	67,678
2,134	PBF Energy, Inc., Class A	71,660
8,700	QEP Resources, Inc.(b)	65,424
6,162	Range Resources Corp.	55,704
6,535	RPC, Inc.(c)	67,245
4,084	SM Energy Co.	65,058
1,586	Targa Resources Corp.	63,678
7,707	Transocean Ltd.(b)	60,577
97,500	Weatherford International PLC(b)	53,947
2,698	Whiting Petroleum Corp.(b)	73,898
2,397	Williams Cos., Inc. (The)	67,907
5,400	WPX Energy, Inc.(b)	75,006

		2,602,260

	Financials—6.0%
121	Affiliated Managers Group, Inc.	13,421
709	AGNC Investment Corp.	12,613
20	Alleghany Corp.(b)	13,138
480	Ally Financial, Inc.	14,261
130	American Financial Group, Inc.	13,459
87	American National Insurance Co.	9,856
100	Ameriprise Financial, Inc.	14,677
1,241	Annaly Capital Management, Inc.	12,522
389	Arch Capital Group Ltd.(b)	13,140
160	Arthur J. Gallagher & Co.	13,379
562	Associated Banc-Corp.	12,752
125	Assurant, Inc.	11,875
287	Assured Guaranty Ltd.	13,690
299	Athene Holding Ltd., Class A(b)	13,503

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
637	AXA Equitable Holdings, Inc.	$14,454
225	Axis Capital Holdings Ltd.	12,791
155	Bank of Hawaii Corp.	12,769
406	Bank OZK	13,256
357	BankUnited, Inc.	13,059
2,219	BGC Partners, Inc., Class A	11,983
145	BOK Financial Corp.	12,635
334	Brighthouse Financial, Inc.(b)	13,958
431	Brown & Brown, Inc.	13,684
135	Cboe Global Markets, Inc.	13,717
675	Chimera Investment Corp.	12,940
148	Cincinnati Financial Corp.	14,235
257	CIT Group, Inc.	13,690
359	Citizens Financial Group, Inc.	12,996
293	CNA Financial Corp.	13,575
151	Comerica, Inc.	11,867
208	Commerce Bancshares, Inc.	12,569
29	Credit Acceptance Corp.(b)	14,390
124	Cullen/Frost Bankers, Inc.	12,610
179	Discover Financial Services	14,587
265	E*TRADE Financial Corp.	13,425
240	East West Bancorp, Inc.	12,355
313	Eaton Vance Corp.	13,011
69	Erie Indemnity Co., Class A	13,063
142	Evercore, Inc., Class A	13,835
57	Everest Re Group Ltd.	13,424
1,079	F.N.B. Corp.	13,088
54	FactSet Research Systems, Inc.	14,897
357	Fidelity National Financial, Inc.	14,262
471	Fifth Third Bancorp	13,574
250	First American Financial Corp.	14,265
30	First Citizens BancShares, Inc., Class A	13,448
481	First Hawaiian, Inc.	13,300
845	First Horizon National Corp.	12,751
123	First Republic Bank	12,991
401	Franklin Resources, Inc.	13,871
106	Hanover Insurance Group, Inc. (The)	12,785
261	Hartford Financial Services Group, Inc. (The)	13,653
916	Huntington Bancshares, Inc.	12,751
234	Interactive Brokers Group, Inc., Class A	12,692
672	Invesco Ltd.(d)	14,764
664	Jefferies Financial Group, Inc.	13,658
751	KeyCorp	13,180
355	Lazard Ltd., Class A	13,802
454	Legg Mason, Inc.	15,186
208	Lincoln National Corp.	13,878
268	Loews Corp.	13,746
171	LPL Financial Holdings, Inc.	12,669
75	M&T Bank Corp.	12,755
13	Markel Corp.(b)	13,930
56	MarketAxess Holdings, Inc.	15,586
245	Mercury General Corp.	13,176
1,729	MFA Financial, Inc.	12,985
74	Moody’s Corp.	14,550
104	Morningstar, Inc.	14,919
69	MSCI, Inc.	15,551

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
146	Nasdaq, Inc.	$13,461
1,087	Navient Corp.	14,685
764	New Residential Investment Corp.	12,843
1,026	New York Community Bancorp, Inc.	11,932
139	Northern Trust Corp.	13,698
610	Old Republic International Corp.	13,640
388	OneMain Holdings, Inc.	13,180
319	PacWest Bancorp	12,616
733	People’s United Financial, Inc.	12,674
221	Pinnacle Financial Partners, Inc.	12,833
239	Popular, Inc.	13,793
251	Principal Financial Group, Inc.	14,347
173	Prosperity Bancshares, Inc.	12,740
156	Raymond James Financial, Inc.	14,285
813	Regions Financial Corp.	12,626
87	Reinsurance Group of America, Inc.	13,181
88	RenaissanceRe Holdings Ltd. (Bermuda)	13,672
612	Santander Consumer USA Holdings, Inc.	13,066
251	SEI Investments Co.	13,667
94	Signature Bank	12,415
1,186	SLM Corp.	12,050
563	Starwood Property Trust, Inc.	12,977
653	Sterling Bancorp	13,987
198	SunTrust Banks, Inc.	12,965
52	SVB Financial Group(b)	13,089
398	Synchrony Financial	13,799
331	Synovus Financial Corp.	12,201
130	T. Rowe Price Group, Inc.	13,975
583	TCF Financial Corp.	12,902
213	Texas Capital Bancshares, Inc.(b)	13,787
754	TFS Financial Corp.	12,547
154	Torchmark Corp.	13,500
903	Two Harbors Investment Corp.	12,516
715	Umpqua Holdings Corp.	12,412
348	Unum Group	12,848
497	Virtu Financial, Inc., Class A	12,216
255	Voya Financial, Inc.	13,997
226	W.R. Berkley Corp.	13,854
227	Webster Financial Corp.	12,061
286	Western Alliance Bancorp(b)	13,665
14	White Mountains Insurance Group Ltd.	13,147
74	Willis Towers Watson PLC	13,641
177	Wintrust Financial Corp.	13,487
257	Zions Bancorp NA	12,678

		1,519,482

	Health Care—11.2%
126	ABIOMED, Inc.(b)	34,954
1,399	Acadia Healthcare Co., Inc.(b)(c)	44,796
506	Agilent Technologies, Inc.	39,721
632	Agios Pharmaceuticals, Inc.(b)	35,341
173	Align Technology, Inc.(b)	56,170
1,222	Alkermes PLC(b)	37,051
478	Alnylam Pharmaceuticals, Inc.(b)	42,705
522	AmerisourceBergen Corp.	39,025
437	BioMarin Pharmaceutical, Inc.(b)	37,377
132	Bio-Rad Laboratories, Inc., Class A(b)	39,723

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
209	Bio-Techne Corp.	$42,759
285	Bluebird Bio, Inc.(b)	40,422
1,058	Bruker Corp.	40,839
608	Cantel Medical Corp.	41,916
839	Cardinal Health, Inc.	40,868
936	Catalent, Inc.(b)	41,952
706	Centene Corp.(b)	36,401
720	Cerner Corp.(b)	47,844
288	Charles River Laboratories International, Inc.(b)	40,455
123	Chemed Corp.	40,194
138	Cooper Cos., Inc. (The)	40,009
834	Covetrus, Inc.(b)	27,414
789	DaVita, Inc.(b)	43,584
827	DENTSPLY SIRONA, Inc.	42,284
279	DexCom, Inc.(b)	33,779
233	Edwards Lifesciences Corp.(b)	41,024
1,361	Elanco Animal Health, Inc., Class W(b)	42,871
676	Encompass Health Corp.	43,568
472	Exact Sciences Corp.(b)	46,582
1,723	Exelixis, Inc.(b)	33,874
378	Henry Schein, Inc.(b)	24,215
385	Hill-Rom Holdings, Inc.	39,047
852	Hologic, Inc.(b)	39,516
172	ICU Medical, Inc.(b)	39,130
196	IDEXX Laboratories, Inc.(b)	45,472
483	Incyte Corp.(b)	37,094
428	Insulet Corp.(b)(c)	36,915
726	Integra LifeSciences Holdings Corp.(b)	37,890
571	Ionis Pharmaceuticals, Inc.(b)	42,442
289	IQVIA Holdings, Inc.(b)	40,142
293	Jazz Pharmaceuticals PLC(b)	38,023
273	Laboratory Corp. of America Holdings(b)	43,658
307	Masimo Corp.(b)	39,956
1,322	MEDNAX, Inc.(b)	36,976
40	Mettler-Toledo International, Inc.(b)	29,810
1,936	Moderna, Inc.(b)(c)	50,394
306	Molina Healthcare, Inc.(b)	39,667
1,486	Mylan N.V.(b)	40,107
1,113	Nektar Therapeutics(b)	35,638
517	Neurocrine Biosciences, Inc.(b)	37,348
287	Penumbra, Inc.(b)(c)	38,601
428	PerkinElmer, Inc.	41,020
856	Perrigo Co. PLC	41,020
391	PRA Health Sciences, Inc.(b)	37,857
1,186	Premier, Inc., Class A(b)	39,411
1,024	QIAGEN N.V.(b)	39,895
479	Quest Diagnostics, Inc.	46,166
397	ResMed, Inc.	41,490
265	Sage Therapeutics, Inc.(b)(c)	44,581
298	Sarepta Therapeutics, Inc.(b)(c)	34,848
579	Seattle Genetics, Inc.(b)	39,245
333	STERIS PLC	43,616
139	Teleflex, Inc.	39,779
359	United Therapeutics Corp.(b)	36,823
308	Universal Health Services, Inc., Class B	39,076
300	Varian Medical Systems, Inc.(b)	40,851

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
350	Veeva Systems, Inc., Class A(b)	$48,954
110	Waters Corp.(b)	23,489
169	WellCare Health Plans, Inc.(b)	43,661
389	West Pharmaceutical Services, Inc.	48,154
328	Zimmer Biomet Holdings, Inc.	40,396

		2,837,875

	Industrials—13.2%
516	A.O. Smith Corp.	27,126
336	Acuity Brands, Inc.	49,167
3,454	ADT, Inc.(c)	22,762
868	AECOM(b)	29,425
395	AGCO Corp.	27,958
750	Air Lease Corp.	28,920
468	Alaska Air Group, Inc.	28,969
298	Allegion PLC	29,571
565	Allison Transmission Holdings, Inc.	26,476
59	AMERCO	22,017
813	American Airlines Group, Inc.	27,788
332	AMETEK, Inc.	29,272
1,429	Arconic, Inc.	30,695
1,915	Arcosa, Inc.	59,614
608	Armstrong World Industries, Inc.	52,695
531	BWX Technologies, Inc.	27,134
299	C.H. Robinson Worldwide, Inc.	24,219
215	Carlisle Cos., Inc.	30,405
129	Cintas Corp.	28,011
382	Clean Harbors, Inc.(b)	29,032
1,009	Colfax Corp.(b)	30,442
316	Copa Holdings SA, Class A (Panama)	26,310
449	Copart, Inc.(b)	30,227
59	CoStar Group, Inc.(b)	29,279
315	Crane Co.	26,791
170	Cummins, Inc.	28,269
226	Curtiss-Wright Corp.	25,750
538	Donaldson Co., Inc.	28,805
290	Dover Corp.	28,432
115	Equifax, Inc.	14,484
352	Expeditors International of Washington, Inc.	27,956
724	Fastenal Co.	51,078
608	Flowserve Corp.	29,810
720	Fluor Corp.	28,606
323	Fortive Corp.	27,888
472	Fortune Brands Home & Security, Inc.	24,912
1,004	Gardner Denver Holdings, Inc.(b)	33,885
1,706	Gates Industrial Corp. PLC(b)	27,433
323	Genesee & Wyoming, Inc., Class A(b)	28,634
553	Graco, Inc.	28,341
3,607	GrafTech International Ltd.	41,300
167	Harris Corp.	28,140
609	HD Supply Holdings, Inc.(b)	27,825
289	HEICO Corp.	30,498
632	Hexcel Corp.	44,689
219	Hubbell, Inc.	27,944
130	Huntington Ingalls Industries, Inc.	28,935
182	IDEX Corp.	28,512
510	IHS Markit Ltd.(b)	29,203

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
426	Ingersoll-Rand PLC	$52,232
460	ITT, Inc.	27,853
257	J.B. Hunt Transport Services, Inc.	24,281
363	Jacobs Engineering Group, Inc.	28,292
1,617	JetBlue Airways Corp.(b)	29,995
234	Kansas City Southern	28,815
449	KAR Auction Services, Inc.	25,360
365	Kirby Corp.(b)	29,828
796	Knight-Swift Transportation Holdings, Inc.	26,547
126	L3 Technologies, Inc.	27,541
248	Landstar System, Inc.	27,022
185	Lennox International, Inc.	50,218
307	Lincoln Electric Holdings, Inc.	26,792
667	Macquarie Infrastructure Corp.	27,020
322	ManpowerGroup, Inc.	30,925
1,142	Masco Corp.	44,607
212	Middleby Corp. (The)(b)	28,012
314	MSC Industrial Direct Co., Inc., Class A	26,266
831	Nielsen Holdings PLC	21,215
197	Nordson Corp.	28,752
971	nVent Electric PLC	27,140
186	Old Dominion Freight Line, Inc.	27,766
336	Oshkosh Corp.	27,750
946	Owens Corning	48,501
390	PACCAR, Inc.	27,951
154	Parker-Hannifin Corp.	27,886
627	Pentair PLC	24,447
748	Quanta Services, Inc.	30,369
327	Regal Beloit Corp.	27,821
334	Republic Services, Inc.	27,662
400	Robert Half International, Inc.	24,836
149	Rockwell Automation, Inc.	26,926
655	Rollins, Inc.	25,329
82	Roper Technologies, Inc.	29,495
436	Ryder System, Inc.	27,468
1,247	Schneider National, Inc., Class B	26,062
535	Sensata Technologies Holding PLC(b)	26,718
163	Snap-on, Inc.	27,430
272	Spirit AeroSystems Holdings, Inc., Class A	23,637
200	Stanley Black & Decker, Inc.	29,320
550	Stericycle, Inc.(b)	32,115
114	Teledyne Technologies, Inc.(b)	28,330
771	Terex Corp.	25,697
504	Textron, Inc.	26,712
1,043	Timken Co. (The)	50,012
389	Toro Co. (The)	28,455
63	TransDigm Group, Inc.(b)	30,399
196	TransUnion	13,651
1,167	Trinity Industries, Inc.	25,161
317	United Continental Holdings, Inc.(b)	28,169
207	United Rentals, Inc.(b)	29,170
1,952	Univar, Inc.(b)	43,588
329	Valmont Industries, Inc.	44,362
207	Verisk Analytics, Inc.	29,216
88	W.W. Grainger, Inc.	24,816
157	WABCO Holdings, Inc.(b)	20,793

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
376	Wabtec Corp.(c)	$27,850
316	Watsco, Inc.	50,077
1,695	Welbilt, Inc.(b)	28,527
500	WESCO International, Inc.(b)	28,620
550	XPO Logistics, Inc.(b)(c)	37,444
348	Xylem, Inc.	29,023

		3,353,908

	Information Technology—13.2%
320	2U, Inc.(b)	19,360
1,222	Advanced Micro Devices, Inc.(b)	33,764
383	Akamai Technologies, Inc.(b)	30,663
76	Alliance Data Systems Corp.	12,168
498	Amdocs Ltd.	27,430
289	Amphenol Corp., Class A	28,773
255	Analog Devices, Inc.	29,641
151	ANSYS, Inc.(b)	29,566
98	Arista Networks, Inc.(b)	30,604
348	Arrow Electronics, Inc.(b)	29,409
275	Aspen Technology, Inc.(b)	33,525
259	Atlassian Corp. PLC, Class A(b)	28,529
177	Autodesk, Inc.(b)	31,543
641	Avnet, Inc.	31,159
521	Black Knight, Inc.(b)	29,395
496	Booz Allen Hamilton Holding Corp.	29,408
127	Broadridge Financial Solutions, Inc.	15,003
459	Cadence Design Systems, Inc.(b)	31,845
467	CDK Global, Inc.	28,169
294	CDW Corp.	31,046
559	Ceridian HCM Holding, Inc.(b)	29,711
262	Citrix Systems, Inc.	26,452
518	Cognex Corp.	26,123
206	Coherent, Inc.(b)	30,490
1,220	CommScope Holding Co., Inc.(b)	30,232
1,885	Conduent, Inc.(b)	24,185
341	CoreLogic, Inc.(b)	13,848
794	Corning, Inc.	25,289
1,825	Cypress Semiconductor Corp.	31,353
508	Dell Technologies, Inc., Class C(b)	34,244
486	DocuSign, Inc.(b)	27,542
423	Dolby Laboratories, Inc., Class A	27,364
419	DXC Technology Co.	27,545
720	EchoStar Corp., Class A(b)	28,692
318	Elastic N.V.(b)	27,205
169	EPAM Systems, Inc.(b)	30,312
92	Euronet Worldwide, Inc.(b)	13,790
170	F5 Networks, Inc.(b)	26,673
51	Fair Isaac Corp.(b)	14,267
119	Fidelity National Information Services, Inc.	13,796
1,668	FireEye, Inc.(b)	26,721
495	First Data Corp., Class A(b)	12,801
1,281	First Solar, Inc.(b)	78,820
147	Fiserv, Inc.(b)	12,824
55	FleetCor Technologies, Inc.(b)	14,352
523	FLIR Systems, Inc.	27,688
327	Fortinet, Inc.(b)	30,548
190	Gartner, Inc.(b)	30,204

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
787	Genpact Ltd.	$28,568
97	Global Payments, Inc.	14,169
368	GoDaddy, Inc., Class A(b)	29,992
299	Guidewire Software, Inc.(b)	31,843
182	IPG Photonics Corp.(b)	31,801
992	Jabil, Inc.	29,968
96	Jack Henry & Associates, Inc.	14,310
1,040	Juniper Networks, Inc.	28,881
310	Keysight Technologies, Inc.(b)	26,979
235	KLA-Tencor Corp.	29,958
161	Lam Research Corp.	33,396
432	Leidos Holdings, Inc.	31,743
139	Littelfuse, Inc.	27,946
335	LogMeIn, Inc.	27,604
503	Manhattan Associates, Inc.(b)	33,927
1,407	Marvell Technology Group Ltd.	35,203
515	Maxim Integrated Products, Inc.	30,900
319	Microchip Technology, Inc.	31,865
342	MKS Instruments, Inc.	31,125
201	Monolithic Power Systems, Inc.	31,298
193	Motorola Solutions, Inc.	27,968
581	National Instruments Corp.	27,365
1,005	NCR Corp.(b)	29,095
425	NetApp, Inc.	30,961
1,641	Nuance Communications, Inc.(b)	27,618
772	Nutanix, Inc., Class A(b)	33,343
332	Okta, Inc.(b)	34,538
1,265	ON Semiconductor Corp.(b)	29,171
115	Palo Alto Networks, Inc.(b)	28,615
344	Paychex, Inc.	29,003
153	Paycom Software, Inc.(b)	30,987
419	Pegasystems, Inc.	31,429
932	Pluralsight, Inc., Class A(b)	33,077
238	Proofpoint, Inc.(b)	29,850
301	PTC, Inc.(b)	27,231
1,376	Pure Storage, Inc., Class A(b)	31,455
395	Qorvo, Inc.(b)	29,866
459	RealPage, Inc.(b)	29,931
150	Red Hat, Inc.(b)	27,380
266	RingCentral, Inc., Class A(b)	30,954
1,271	Sabre Corp.	26,386
116	ServiceNow, Inc.(b)	31,495
339	Skyworks Solutions, Inc.	29,893
1,507	Solarwinds Corp.(b)	29,462
219	Splunk, Inc.(b)	30,231
169	Square, Inc., Class A(b)	12,307
443	SS&C Technologies Holdings, Inc.	29,973
3,322	Switch, Inc., Class A(c)	36,110
1,232	Symantec Corp.	29,827
261	Synopsys, Inc.(b)	31,602
218	Tableau Software, Inc., Class A(b)	26,555
567	Teradata Corp.(b)	25,781
694	Teradyne, Inc.	34,006
135	Total System Services, Inc.	13,802
682	Trimble, Inc.(b)	27,839
234	Twilio, Inc., Class A(b)	32,091

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
135	Tyler Technologies, Inc.(b)	$31,308
193	Ubiquiti Networks, Inc.	32,897
81	Ultimate Software Group, Inc. (The)(b)	26,783
182	Universal Display Corp.(c)	29,047
152	VeriSign, Inc.(b)	30,012
917	Versum Materials, Inc.	47,849
574	Western Digital Corp.	29,343
708	Western Union Co. (The)	13,764
72	WEX, Inc.(b)	15,142
148	Workday, Inc., Class A(b)	30,433
132	Worldpay, Inc., Class A(b)	15,472
866	Xerox Corp.	28,890
225	Xilinx, Inc.	27,032
130	Zebra Technologies Corp., Class A(b)	27,448
355	Zendesk, Inc.(b)	31,162

		3,349,326

	Materials—8.4%
526	Albemarle Corp.	39,482
1,627	Alcoa Corp.(b)	43,408
446	AptarGroup, Inc.	49,613
3,421	Ardagh Group SA	47,483
573	Ashland Global Holdings, Inc.	46,144
243	Avery Dennison Corp.	26,888
1,721	Axalta Coating Systems Ltd.(b)	46,433
814	Ball Corp.	48,791
843	Bemis Co., Inc.	48,405
861	Berry Global Group, Inc.(b)	50,627
967	Cabot Corp.	43,882
438	Celanese Corp.	47,256
1,105	CF Industries Holdings, Inc.	49,482
1,166	Chemours Co. (The)	41,988
824	Crown Holdings, Inc.(b)	47,899
890	Domtar Corp.	43,521
565	Eagle Materials, Inc.	51,364
557	Eastman Chemical Co.	43,936
4,047	Element Solutions, Inc.(b)	43,950
572	FMC Corp.	45,222
3,616	Freeport-McMoRan, Inc.	44,513
3,631	Graphic Packaging Holding Co.	50,398
1,879	Huntsman Corp.	41,789
358	International Flavors & Fragrances, Inc.(c)	49,329
971	International Paper Co.	45,453
226	Martin Marietta Materials, Inc.	50,149
1,594	Mosaic Co. (The)	41,619
100	NewMarket Corp.	41,958
1,340	Newmont Goldcorp Corp.	41,620
754	Nucor Corp.	43,031
1,833	Olin Corp.	39,758
2,275	Owens-Illinois, Inc.	44,954
456	Packaging Corp. of America	45,217
509	Reliance Steel & Aluminum Co.	46,808
510	Royal Gold, Inc.	44,401
782	RPM International, Inc.	47,428
548	Scotts Miracle-Gro Co. (The)	46,591
1,000	Sealed Air Corp.	46,620
1,566	Silgan Holdings, Inc.	46,886

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
766	Sonoco Products Co.	$48,304
1,235	Steel Dynamics, Inc.	39,125
2,226	United States Steel Corp.	34,726
3,366	Valvoline, Inc.	62,271
390	Vulcan Materials Co.	49,183
578	W.R. Grace & Co.	43,685
646	Westlake Chemical Corp.	45,059
1,190	WestRock Co.	45,672

		2,132,321

	Real Estate—4.0%
92	Alexandria Real Estate Equities, Inc.	13,100
275	American Campus Communities, Inc.	12,980
570	American Homes 4 Rent, Class A	13,669
261	Apartment Investment & Management Co., Class A	12,883
770	Apple Hospitality REIT, Inc.	12,666
64	AvalonBay Communities, Inc.	12,859
95	Boston Properties, Inc.	13,074
808	Brandywine Realty Trust	12,435
732	Brixmor Property Group, Inc.	13,088
642	Brookfield Property REIT, Inc., Class A	13,373
127	Camden Property Trust	12,783
251	CBRE Group, Inc., Class A(b)	13,070
2,407	Colony Capital, Inc.	12,372
571	Columbia Property Trust, Inc.	12,967
124	CoreSite Realty Corp.	13,567
481	Corporate Office Properties Trust	13,410
412	CubeSmart	13,147
247	CyrusOne, Inc.	13,755
111	Digital Realty Trust, Inc.	13,066
320	Douglas Emmett, Inc.	13,181
423	Duke Realty Corp.	13,164
784	Empire State Realty Trust, Inc., Class A	12,121
170	EPR Properties	13,406
382	Equity Commonwealth	12,148
112	Equity LifeStyle Properties, Inc.	13,070
171	Equity Residential	13,068
47	Essex Property Trust, Inc.	13,277
129	Extra Space Storage, Inc.	13,376
95	Federal Realty Investment Trust	12,716
353	Gaming and Leisure Properties, Inc.	14,254
412	HCP, Inc.	12,269
446	Healthcare Trust of America, Inc., Class A	12,301
281	Highwoods Properties, Inc.	12,527
476	Hospitality Properties Trust	12,376
647	Host Hotels & Resorts, Inc.	12,448
115	Howard Hughes Corp. (The)(b)	12,765
378	Hudson Pacific Properties, Inc.	13,177
537	Invitation Homes, Inc.	13,350
360	Iron Mountain, Inc.	11,693
311	JBG SMITH Properties	13,233
79	Jones Lang LaSalle, Inc.	12,211
170	Kilroy Realty Corp.	13,075
721	Kimco Realty Corp.	12,538
161	Lamar Advertising Co., Class A	13,310
262	Liberty Property Trust	13,006

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
131	Life Storage, Inc.	$12,483
295	Macerich Co. (The)	11,841
691	Medical Properties Trust, Inc.	12,065
119	Mid-America Apartment Communities, Inc.	13,020
241	National Retail Properties, Inc.	12,681
348	Omega Healthcare Investors, Inc.(c)	12,316
563	Outfront Media, Inc.	13,416
881	Paramount Group, Inc.	12,766
404	Park Hotels & Resorts, Inc.	12,960
434	Rayonier, Inc.	13,797
1,011	Realogy Holdings Corp.(c)	13,163
181	Realty Income Corp.	12,672
196	Regency Centers Corp.	13,165
1,039	Retail Properties of America, Inc., Class A	12,769
403	Retail Value, Inc.	13,500
68	SBA Communications Corp. (b)	13,854
1,055	Senior Housing Properties Trust	8,472
972	SITE Centers Corp.	12,869
139	SL Green Realty Corp.	12,279
334	Spirit Realty Capital, Inc.	13,514
387	STORE Capital Corp.	12,895
108	Sun Communities, Inc.	13,293
242	Taubman Centers, Inc.	11,931
281	UDR, Inc.	12,631
1,509	Uniti Group, Inc.	16,584
203	Ventas, Inc.	12,405
1,565	VEREIT, Inc.	12,927
599	VICI Properties, Inc.	13,657
186	Vornado Realty Trust	12,860
460	Weingarten Realty Investors	13,312
167	Welltower, Inc.	12,446
515	Weyerhaeuser Co.	13,802
168	WP Carey, Inc.	13,326

		1,007,995

	Utilities—9.5%
4,259	AES Corp.	72,914
1,629	Alliant Energy Corp.	76,938
1,042	Ameren Corp.	75,826
740	American Water Works Co., Inc.	80,061
2,125	Aqua America, Inc.	83,002
757	Atmos Energy Corp.	77,471
1,560	Avangrid, Inc.	79,888
2,500	CenterPoint Energy, Inc.	77,500
1,387	CMS Energy Corp.	77,048
901	Consolidated Edison, Inc.	77,630
606	DTE Energy Co.	76,180
1,210	Edison International	77,162
815	Entergy Corp.	78,973
1,355	Evergy, Inc.	78,346
1,082	Eversource Energy	77,536
1,845	FirstEnergy Corp.	77,545
1,922	Hawaiian Electric Industries, Inc.	79,725
2,817	MDU Resources Group, Inc.	73,665
1,254	National Fuel Gas Co.	74,249
2,754	NiSource, Inc.	76,506
1,825	NRG Energy, Inc.	75,135

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco Russell Midcap Equal Weight ETF (EQWM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
1,788	OGE Energy Corp.	$75,704
3,940	PG&E Corp.(b)	88,729
811	Pinnacle West Capital Corp.	77,264
2,348	PPL Corp.	73,281
1,273	Public Service Enterprise Group, Inc.	75,934
610	Sempra Energy	78,050
1,380	UGI Corp.	75,224
3,016	Vistra Energy Corp.	82,186
966	WEC Energy Group, Inc.	75,763
1,353	Xcel Energy, Inc.	76,445

		2,401,880

	Total Common Stocks & Other Equity Interests (Cost $21,358,379)	25,361,773

	Money Market Funds—0.5%
118,097	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(e) (Cost $118,097)	118,097

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $21,476,476)—100.4%	25,479,870

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—3.5%
669,789	Invesco Government & Agency Portfolio—Institutional Class 2.34%(e)(f)	669,789
223,196	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(e)(f)	223,263

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $893,052)	893,052

	Total Investments in Securities (Cost $22,369,528)—103.9%	26,372,922

	Other assets less liabilities—(3.9)%	(1,000,633)

	Net Assets—100.0%	$25,372,289

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)	Affiliated company. See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Schedule of Investments(a)

Invesco Russell Midcap Pure Growth ETF (PXMG)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—3.1%
15,207	IAC/InterActiveCorp.(b)	$3,419,142
184,498	Match Group, Inc.	11,143,679
9,934	TripAdvisor, Inc.(b)	528,787
104,111	Twitter, Inc.(b)	4,155,070

		19,246,678

	Consumer Discretionary—21.2%
27,193	Chipotle Mexican Grill, Inc.(b)	18,709,872
23,955	Domino’s Pizza, Inc.	6,481,744
248,887	Floor & Decor Holdings, Inc., Class A(b)	11,951,554
80,405	GrubHub, Inc.(b)(c)	5,370,250
45,131	Hilton Grand Vacations, Inc.(b)	1,445,997
65,499	Lululemon Athletica, Inc.(b)	11,550,749
2,584	NVR, Inc.(b)	8,146,008
34,127	O’Reilly Automotive, Inc.(b)	12,919,458
87,286	Polaris Industries, Inc.	8,414,370
62,050	Pool Corp.	11,401,067
48,300	Ross Stores, Inc.	4,716,978
23,556	Tractor Supply Co.	2,438,046
47,108	Ulta Beauty, Inc.(b)	16,439,750
22,202	Vail Resorts, Inc.	5,080,928
76,268	Wyndham Destinations, Inc.	3,322,234
76,268	Wyndham Hotels & Resorts, Inc.	4,249,653

		132,638,658

	Financials—6.5%
50,418	Evercore, Inc., Class A	4,912,226
2,533	FactSet Research Systems, Inc.	698,778
28,386	LPL Financial Holdings, Inc.	2,103,119
10,963	MarketAxess Holdings, Inc.	3,051,332
37,131	Moody’s Corp.	7,300,697
56,666	MSCI, Inc.	12,771,383
56,805	SEI Investments Co.	3,093,032
273,274	Virtu Financial, Inc., Class A	6,717,075

		40,647,642

	Health Care—12.3%
31,858	ABIOMED, Inc.(b)	8,837,728
25,604	Align Technology, Inc.(b)	8,313,107
44,750	Alkermes PLC(b)	1,356,820
13,633	BioMarin Pharmaceutical, Inc.(b)	1,166,030
41,360	Cantel Medical Corp.	2,851,358
3,387	Chemed Corp.	1,106,804
44,110	DexCom, Inc.(b)	5,340,398
63,329	Edwards Lifesciences Corp.(b)	11,150,337
63,011	Exact Sciences Corp.(b)	6,218,556
566,032	Exelixis, Inc.(b)	11,128,189
21,151	Insulet Corp.(b)	1,824,274
66,078	Ionis Pharmaceuticals, Inc.(b)	4,911,578
22,919	Nektar Therapeutics(b)	733,866
6,323	Neurocrine Biosciences, Inc.(b)	456,773
50,838	PRA Health Sciences, Inc.(b)	4,922,135
101,341	Seattle Genetics, Inc.(b)	6,868,893

		77,186,846

	Industrials—10.7%
124,599	Allison Transmission Holdings, Inc.	5,838,709
15,916	C.H. Robinson Worldwide, Inc.	1,289,196
41,749	Cintas Corp.	9,065,378

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
179,586	Copart, Inc.(b)	$12,089,730
11,848	CoStar Group, Inc.(b)	5,879,570
117,399	Graco, Inc.	6,016,699
84,097	HEICO Corp.	8,874,756
42,180	J.B. Hunt Transport Services, Inc.	3,985,166
54,976	Landstar System, Inc.	5,990,185
26,459	Old Dominion Freight Line, Inc.	3,949,800
23,925	Robert Half International, Inc.	1,485,503
5,139	United Rentals, Inc.(b)	724,188
7,577	W.W. Grainger, Inc.	2,136,714

		67,325,594

	Information Technology—46.1%
13,129	2U, Inc.(b)	794,305
33,553	Alliance Data Systems Corp.	5,371,835
23,807	Arista Networks, Inc.(b)	7,434,688
47,734	Atlassian Corp. PLC, Class A(b)	5,257,900
68,219	Broadridge Financial Solutions, Inc.	8,058,711
36,674	EPAM Systems, Inc.(b)	6,577,849
39,847	Fair Isaac Corp.(b)	11,147,198
47,693	Fiserv, Inc.(b)	4,160,737
9,391	FleetCor Technologies, Inc.(b)	2,450,581
139,509	Fortinet, Inc.(b)	13,032,931
31,628	Gartner, Inc.(b)	5,027,903
131,846	GoDaddy, Inc., Class A(b)	10,745,449
5,883	IPG Photonics Corp.(b)	1,027,937
11,049	Lam Research Corp.	2,291,894
55,993	Monolithic Power Systems, Inc.	8,718,670
6,968	NetApp, Inc.	507,619
30,713	Nutanix, Inc., Class A(b)	1,326,495
29,423	Okta, Inc.(b)	3,060,875
32,237	Palo Alto Networks, Inc.(b)	8,021,533
89,254	Paycom Software, Inc.(b)	18,076,613
112,936	Pegasystems, Inc.	8,471,329
80,388	Proofpoint, Inc.(b)	10,082,263
144,370	RealPage, Inc.(b)	9,414,368
16,161	Red Hat, Inc.(b)	2,949,867
124,067	RingCentral, Inc., Class A(b)	14,437,677
51,049	ServiceNow, Inc.(b)	13,860,314
61,283	Splunk, Inc.(b)	8,459,505
213,050	Square, Inc., Class A(b)	15,514,301
74,679	Total System Services, Inc.	7,635,181
27,824	Twilio, Inc., Class A(b)	3,815,783
13,075	Tyler Technologies, Inc.(b)	3,032,223
79,443	Ubiquiti Networks, Inc.	13,541,059
34,351	Ultimate Software Group, Inc. (The)(b)	11,358,158
93,488	Universal Display Corp.	14,920,685
53,445	Workday, Inc., Class A(b)	10,989,895
46,016	Zebra Technologies Corp., Class A(b)	9,715,818
81,248	Zendesk, Inc.(b)	7,131,949

		288,422,098

	Materials—0.0%
1,660	Packaging Corp. of America	164,606

	Total Common Stocks & Other Equity Interests (Cost $556,969,342)	625,632,122

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Invesco Russell Midcap Pure Growth ETF (PXMG) (continued)

April 30, 2019

Number of Shares		Value
	Money Market Funds—0.1%
652,119	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $652,119)	$652,119

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $557,621,461)—100.0%	626,284,241

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.3%
1,281,604	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	1,281,604
427,077	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	427,205

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,708,809)	1,708,809

	Total Investments in Securities (Cost $559,330,270)—100.3%	627,993,050

	Other assets less liabilities—(0.3)%	(2,094,166)

	Net Assets—100.0%	$625,898,884

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Schedule of Investments(a)

Invesco Russell Midcap Pure Value ETF (PXMV)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—6.8%
21,819	CenturyLink, Inc.	$249,173
5,652	Cinemark Holdings, Inc.	237,667
19,174	DISH Network Corp., Class A(b)	673,391
883	GCI Liberty, Inc., Class A(b)	52,644
3,410	John Wiley & Sons, Inc., Class A	157,474
5,686	Liberty Broadband Corp., Class C(b)	561,265
14,444	Liberty Media Corp.-Liberty Formula One, Class C(b)	560,572
5,791	Liberty Media Corp.-Liberty SiriusXM, Class C(b)	232,566
16,125	News Corp., Class A	200,272
28,958	Sprint Corp.(b)	161,586
15,019	Viacom, Inc., Class B	434,199

		3,520,809

	Consumer Discretionary—6.0%
12,397	Adient PLC	286,371
4,798	Garmin Ltd.	411,380
13,659	Goodyear Tire & Rubber Co. (The)	262,389
802	Graham Holdings Co., Class B	596,231
58	Kohl’s Corp.	4,124
4,972	Macy’s, Inc.	117,041
32	Mohawk Industries, Inc.(b)	4,360
780	Newell Brands, Inc.	11,216
6,944	Norwegian Cruise Line Holdings Ltd.(b)	391,572
1,063	PVH Corp.	137,116
20,491	Qurate Retail, Inc.(b)	349,372
3,022	Ralph Lauren Corp.	397,635
607	Royal Caribbean Cruises Ltd.	73,411
545	Whirlpool Corp.	75,657

		3,117,875

	Consumer Staples—5.0%
5,104	Archer-Daniels-Midland Co.	227,638
3,121	Casey’s General Stores, Inc.	413,064
16,648	Coty, Inc., Class A(c)	180,131
952	Ingredion, Inc.	90,202
3,617	JM Smucker Co. (The)	443,553
14,673	Pilgrim’s Pride Corp.(b)	394,851
83	Seaboard Corp.	373,133
4,159	Spectrum Brands Holdings, Inc.	256,070
3,094	Tyson Foods, Inc., Class A	232,081

		2,610,723

	Energy—1.8%
98,404	Chesapeake Energy Corp.(b)(c)	286,356
361	CNX Resources Corp.(b)	3,235
744	Helmerich & Payne, Inc.	43,539
91	Hess Corp.	5,835
6,950	Nabors Industries Ltd.	24,325
1,373	National Oilwell Varco, Inc.	35,890
2,371	Patterson-UTI Energy, Inc.	32,222
17,801	Williams Cos., Inc. (The)	504,302

		935,704

	Financials—14.1%
1,567	Affiliated Managers Group, Inc.	173,812
1,170	American National Insurance Co.	132,549
63,038	Annaly Capital Management, Inc.	636,053
1,965	Bank of Hawaii Corp.	161,877

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
1,648	BankUnited, Inc.	$60,284
561	BOK Financial Corp.	48,886
4,566	Cincinnati Financial Corp.	439,158
12,455	CNA Financial Corp.	577,040
25,173	F.N.B. Corp.	305,349
7,395	Fidelity National Financial, Inc.	295,430
6,132	Fifth Third Bancorp	176,724
1,408	First American Financial Corp.	80,341
14,858	Franklin Resources, Inc.	513,938
12,485	Invesco Ltd.(d)	274,295
16,892	Jefferies Financial Group, Inc.	347,468
382	Legg Mason, Inc.	12,778
5,840	Loews Corp.	299,534
627	M&T Bank Corp.	106,634
83,443	MFA Financial, Inc.	626,657
16,848	Navient Corp.	227,616
52,929	New York Community Bancorp, Inc.	615,564
2,533	PacWest Bancorp	100,180
318	Principal Financial Group, Inc.	18,177
3,279	Prosperity Bancshares, Inc.	241,466
938	Reinsurance Group of America, Inc.	142,116
2,925	SunTrust Banks, Inc.	191,529
721	TFS Financial Corp.	11,997
4,623	Two Harbors Investment Corp.	64,075
14	White Mountains Insurance Group Ltd.	13,147
2,255	Willis Towers Watson PLC	415,687

		7,310,361

	Health Care—2.1%
10,346	DENTSPLY SIRONA, Inc.	528,991
375	IQVIA Holdings, Inc.(b)	52,087
7,905	Perrigo Co. PLC	378,808
1,034	STERIS PLC	135,433

		1,095,319

	Industrials—8.3%
18,663	ADT, Inc.(c)	122,989
3,383	AGCO Corp.	239,449
137	AMERCO	51,124
29,349	Arconic, Inc.	630,417
6,261	Arcosa, Inc.	194,905
1,206	Colfax Corp.(b)	36,385
2,911	Copa Holdings SA, Class A (Panama)	242,370
4,312	Dover Corp.	422,748
337	Fluor Corp.	13,389
3,282	JetBlue Airways Corp.(b)	60,881
4,331	Macquarie Infrastructure Corp.	175,449
7,235	Nielsen Holdings PLC	184,710
639	PACCAR, Inc.	45,797
14,486	Pentair PLC	564,809
5,583	Regal Beloit Corp.	475,002
439	Ryder System, Inc.	27,657
18,588	Trinity Industries, Inc.	400,757
1,975	United Continental Holdings, Inc.(b)	175,498
387	Valmont Industries, Inc.	52,183
2,963	WESCO International, Inc.(b)	169,602

		4,286,121

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco Russell Midcap Pure Value ETF (PXMV) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology—7.4%
197	Arrow Electronics, Inc.(b)	$16,648
16,634	Avnet, Inc.	808,579
9,949	Conduent, Inc.(b)	127,646
8,545	First Solar, Inc.(b)	525,774
5,649	Leidos Holdings, Inc.	415,088
17,533	Marvell Technology Group Ltd.	438,676
26,773	Nuance Communications, Inc.(b)	450,589
20,203	Symantec Corp.	489,115
16,261	Xerox Corp.	542,467

		3,814,582

	Materials—5.4%
2,474	Albemarle Corp.	185,698
59	Alcoa Corp.(b)	1,574
8,405	Ashland Global Holdings, Inc.	676,855
2,265	Bemis Co., Inc.	130,056
1,258	Cabot Corp.	57,088
180	Domtar Corp.	8,802
1,951	Eastman Chemical Co.	153,895
19,430	Freeport-McMoRan, Inc.	239,183
5,468	Huntsman Corp.	121,608
5,707	Mosaic Co. (The)	149,010
15,984	Newmont Goldcorp Corp.	496,463
10,951	Owens-Illinois, Inc.	216,392
37	Sonoco Products Co.	2,333
18,427	Valvoline, Inc.	340,900

		2,779,857

	Real Estate—22.3%
6,650	Apple Hospitality REIT, Inc.	109,392
17,815	Brandywine Realty Trust	274,173
36,450	Brixmor Property Group, Inc.	651,726
2,580	Camden Property Trust	259,677
82	CyrusOne, Inc.	4,567
14,607	Duke Realty Corp.	454,570
16,848	Empire State Realty Trust, Inc., Class A	260,470
1,618	EPR Properties	127,595
14,844	Equity Commonwealth	472,039
4,921	Equity Residential	376,063
20,939	HCP, Inc.	623,563
3,734	Highwoods Properties, Inc.	166,462
6,373	Hospitality Properties Trust	165,698
21,219	Host Hotels & Resorts, Inc.	408,254
3,870	Invitation Homes, Inc.	96,208
8,934	JBG SMITH Properties	380,142
2,148	Kilroy Realty Corp.	165,203
27,209	Kimco Realty Corp.	473,164
8,229	Liberty Property Trust	408,488
2,287	Macerich Co. (The)	91,800
5,448	Mid-America Apartment Communities, Inc.	596,066
8,621	National Retail Properties, Inc.	453,637
19,316	Outfront Media, Inc.	460,300
14,279	Park Hotels & Resorts, Inc.	458,070
11,211	Rayonier, Inc.	356,398
4,738	Realogy Holdings Corp.(c)	61,689
6,754	Realty Income Corp.	472,848
12,209	Retail Properties of America, Inc., Class A	150,049

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
3,009	Retail Value, Inc.	$100,801
29,639	SITE Centers Corp.	392,420
9,434	Ventas, Inc.	576,512
36,055	VEREIT, Inc.	297,814
15,914	Weingarten Realty Investors	460,551
4,904	Welltower, Inc.	365,495
4,940	WP Carey, Inc.	391,841

		11,563,745

	Utilities—20.7%
21,924	AES Corp.	375,339
5,310	Alliant Energy Corp.	250,791
7,110	Ameren Corp.	517,395
475	American Water Works Co., Inc.	51,390
4,044	Atmos Energy Corp.	413,863
1,078	Avangrid, Inc.	55,204
10,690	CenterPoint Energy, Inc.	331,390
4,909	CMS Energy Corp.	272,695
6,289	Consolidated Edison, Inc.	541,860
783	DTE Energy Co.	98,431
8,032	Edison International	512,201
4,258	Entergy Corp.	412,600
14,751	Evergy, Inc.	852,903
7,204	Eversource Energy	516,239
13,838	FirstEnergy Corp.	581,611
10,509	Hawaiian Electric Industries, Inc.	435,913
5,921	MDU Resources Group, Inc.	154,834
6,934	National Fuel Gas Co.	410,562
13,795	NiSource, Inc.	383,225
13,266	OGE Energy Corp.	561,683
9,562	PG&E Corp.(b)	215,336
5,845	Pinnacle West Capital Corp.	556,853
11,395	PPL Corp.	355,638
6,453	Public Service Enterprise Group, Inc.	384,922
3,544	Sempra Energy	453,455
6,477	UGI Corp.	353,061
1,400	WEC Energy Group, Inc.	109,802
9,877	Xcel Energy, Inc.	558,051

		10,717,247

	Total Common Stocks & Other Equity Interests (Cost $49,708,510)	51,752,343

	Money Market Funds—0.3%
142,559	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(e) (Cost $142,559)	142,559

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $49,851,069)—100.2%	51,894,902

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco Russell Midcap Pure Value ETF (PXMV) (continued)

April 30, 2019

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.2%
473,759	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(e)(f)	$473,759
157,721	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(e)(f)	157,769

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $631,528)	631,528

	Total Investments in Securities (Cost $50,482,597)—101.4%	52,526,430

	Other assets less liabilities—(1.4)%	(717,713)

	Net Assets—100.0%	$51,808,717

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)	Affiliated company. See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments(a)

Invesco Russell Top 200 Equal Weight ETF (EQWL)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—7.5%
6,321	Activision Blizzard, Inc.	$304,735
227	Alphabet, Inc., Class C(b)	269,785
23,223	AT&T, Inc.	718,984
704	Charter Communications, Inc., Class A(b)	261,318
6,239	Comcast Corp., Class A	271,584
2,611	Electronic Arts, Inc.(b)	247,131
1,534	Facebook, Inc., Class A(b)	296,675
1,577	Fox Corp., Class A(b)	61,487
679	Netflix, Inc.(b)	251,597
9,739	T-Mobile US, Inc.(b)	710,850
12,342	Verizon Communications, Inc.	705,839
2,906	Walt Disney Co. (The)	398,035

		4,498,020

	Consumer Discretionary—7.8%
149	Amazon.com, Inc.(b)	287,051
140	Booking Holdings, Inc.(b)	259,699
4,324	Carnival Corp.	237,215
6,613	eBay, Inc.	256,254
28,237	Ford Motor Co.	295,077
15,429	Garrett Motion, Inc. (Switzerland)(b)	290,065
6,295	General Motors Co.	245,190
1,312	Home Depot, Inc. (The)	267,254
3,992	Las Vegas Sands Corp.	267,664
2,378	Lowe’s Cos., Inc.	269,047
1,960	Marriott International, Inc., Class A	267,383
1,327	McDonald’s Corp.	262,175
2,808	NIKE, Inc., Class B	246,627
3,391	Starbucks Corp.	263,413
3,143	Target Corp.	243,331
866	Tesla, Inc.(b)(c)	206,705
4,627	TJX Cos., Inc. (The)	253,930
2,480	Yum! Brands, Inc.	258,887

		4,676,967

	Consumer Staples—11.8%
7,631	Altria Group, Inc.	414,592
9,224	Coca-Cola Co. (The)	452,529
6,392	Colgate-Palmolive Co.	465,274
2,490	Constellation Brands, Inc., Class A	527,058
1,115	Costco Wholesale Corp.	273,766
1,541	Estee Lauder Cos., Inc. (The), Class A	264,759
8,998	General Mills, Inc.	463,127
3,625	Kimberly-Clark Corp.	465,377
13,098	Kraft Heinz Co. (The)	435,378
8,922	Mondelez International, Inc., Class A	453,684
6,789	Monster Beverage Corp.(b)	404,624
3,597	PepsiCo, Inc.	460,596
4,805	Philip Morris International, Inc.	415,921
4,237	Procter & Gamble Co. (The)	451,156
6,342	Sysco Corp.	446,287
6,985	Walgreens Boots Alliance, Inc.	374,186
2,457	Walmart, Inc.	252,678

		7,020,992

	Energy—11.1%
10,345	Anadarko Petroleum Corp.	753,633
17,168	Baker Hughes a GE Co.	412,375
3,669	Chevron Corp.	440,500

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
6,585	ConocoPhillips	$415,645
4,897	EOG Resources, Inc.	470,357
5,581	Exxon Mobil Corp.	448,043
16,014	Halliburton Co.	453,677
22,552	Kinder Morgan, Inc.	448,108
7,602	Marathon Petroleum Corp.	462,734
6,805	Occidental Petroleum Corp.	400,678
4,638	Phillips 66	437,224
3,281	Pioneer Natural Resources Co.	546,155
10,529	Schlumberger Ltd.	449,378
5,551	Valero Energy Corp.	503,254

		6,641,761

	Financials—8.6%
3,283	Aflac, Inc.	165,398
1,712	Allstate Corp. (The)	169,591
1,480	American Express Co.	173,500
3,818	American International Group, Inc.	181,622
982	Aon PLC	176,897
5,592	Bank of America Corp.	171,003
3,116	Bank of New York Mellon Corp. (The)	154,741
3,223	BB&T Corp.	165,018
801	Berkshire Hathaway, Inc., Class B(b)	173,585
377	BlackRock, Inc.	182,935
1,964	Capital One Financial Corp.	182,318
3,626	Charles Schwab Corp. (The)	165,998
1,203	Chubb Ltd.	174,676
2,579	Citigroup, Inc.	182,335
926	CME Group, Inc.	165,661
829	Goldman Sachs Group, Inc. (The)	170,708
2,168	Intercontinental Exchange, Inc.	176,367
1,550	JPMorgan Chase & Co.	179,878
1,777	Marsh & McLennan Cos., Inc.	167,553
3,601	MetLife, Inc.	166,114
3,877	Morgan Stanley	187,065
1,267	PNC Financial Services Group, Inc. (The)	173,490
2,211	Progressive Corp. (The)	172,790
1,696	Prudential Financial, Inc.	179,284
812	S&P Global, Inc.	179,176
2,335	State Street Corp.	157,986
2,924	TD Ameritrade Holding Corp.	153,744
1,214	Travelers Cos., Inc. (The)	174,513
3,150	US Bancorp	167,958
3,213	Wells Fargo & Co.	155,541

		5,147,445

	Health Care—11.1%
2,615	Abbott Laboratories	208,049
2,567	AbbVie, Inc.	203,794
1,567	Alexion Pharmaceuticals, Inc.(b)	213,316
1,404	Allergan PLC	206,388
1,106	Amgen, Inc.	198,328
689	Anthem, Inc.	181,228
2,688	Baxter International, Inc.	205,094
814	Becton, Dickinson and Co.	195,962
637	Biogen, Inc.(b)	146,026
5,072	Boston Scientific Corp.(b)	188,273

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Invesco Russell Top 200 Equal Weight ETF (EQWL) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
3,899	Bristol-Myers Squibb Co.	$181,031
2,342	Celgene Corp.(b)	221,694
1,226	Cigna Corp.	194,738
7,975	CVS Health Corp.	433,680
1,613	Danaher Corp.	213,626
1,589	Eli Lilly & Co.	185,977
3,212	Gilead Sciences, Inc.	208,908
1,583	HCA Healthcare, Inc.	201,405
748	Humana, Inc.	191,047
696	Illumina, Inc.(b)	217,152
377	Intuitive Surgical, Inc.(b)	192,507
1,453	Johnson & Johnson	205,164
1,789	McKesson Corp.	213,338
2,205	Medtronic PLC	195,826
2,496	Merck & Co., Inc.	196,460
4,852	Pfizer, Inc.	197,040
491	Regeneron Pharmaceuticals, Inc.(b)	168,482
1,074	Stryker Corp.	202,889
801	Thermo Fisher Scientific, Inc.	222,237
849	UnitedHealth Group, Inc.	197,876
1,124	Vertex Pharmaceuticals, Inc.(b)	189,934
2,170	Zoetis, Inc.	220,993

		6,598,462

	Industrials—10.3%
1,198	3M Co.	227,033
567	Boeing Co. (The)	214,150
1,803	Caterpillar, Inc.	251,374
3,325	CSX Corp.	264,770
1,516	Deere & Co.	251,095
4,829	Delta Air Lines, Inc.	281,482
2,995	Eaton Corp. PLC	248,046
3,558	Emerson Electric Co.	252,582
1,385	FedEx Corp.	262,402
1,439	General Dynamics Corp.	257,178
25,339	General Electric Co.	257,698
1,570	Honeywell International, Inc.	272,599
1,701	Illinois Tool Works, Inc.	264,727
6,713	Johnson Controls International PLC	251,738
790	Lockheed Martin Corp.	263,331
1,340	Norfolk Southern Corp.	273,387
866	Northrop Grumman Corp.	251,062
1,329	Raytheon Co.	236,017
12,630	Resideo Technologies, Inc.(b)	286,701
4,567	Southwest Airlines Co.	247,668
1,452	Union Pacific Corp.	257,062
2,241	United Parcel Service, Inc., Class B	238,039
1,924	United Technologies Corp.	274,382
2,402	Waste Management, Inc.	257,831

		6,142,354

	Information Technology—11.6%
1,480	Accenture PLC, Class A	270,352
1,016	Adobe, Inc.(b)	293,878
1,517	Apple, Inc.	304,416
6,905	Applied Materials, Inc.	304,303
1,592	Automatic Data Processing, Inc.	261,709

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
986	Broadcom, Inc.	$313,942
5,058	Cisco Systems, Inc.	282,995
3,586	Cognizant Technology Solutions Corp., Class A	261,635
16,555	Hewlett Packard Enterprise Co.	261,735
13,784	HP, Inc.	274,991
4,932	Intel Corp.	251,729
1,917	International Business Machines Corp.	268,898
1,057	Intuit, Inc.	265,370
718	Mastercard, Inc., Class A	182,544
6,857	Micron Technology, Inc.(b)	288,405
2,350	Microsoft Corp.	306,910
1,752	NVIDIA Corp.	317,112
2,758	NXP Semiconductors N.V. (Netherlands)	291,300
4,934	Oracle Corp.	272,998
1,659	PayPal Holdings, Inc.(b)	187,086
4,801	QUALCOMM, Inc.	413,510
1,668	salesforce.com, Inc.(b)	275,804
2,495	Texas Instruments, Inc.	293,986
1,087	Visa, Inc., Class A	178,735
1,535	VMware, Inc., Class A	313,340

		6,937,683

	Materials—11.3%
4,349	Air Products & Chemicals, Inc.	894,981
4,777	Dow, Inc.(b)	270,999
14,332	DowDuPont, Inc.	551,065
4,607	Ecolab, Inc.	848,057
4,665	Linde PLC (United Kingdom)	840,913
8,970	LyondellBasell Industries N.V., Class A	791,423
7,114	PPG Industries, Inc.	835,895
1,887	Sherwin-Williams Co. (The)	858,264
21,838	Southern Copper Corp. (Peru)	839,016

		6,730,613

	Real Estate—1.7%
878	American Tower Corp.	171,473
1,322	Crown Castle International Corp.	166,281
374	Equinix, Inc.	170,058
2,297	Prologis, Inc.	176,111
745	Public Storage	164,779
911	Simon Property Group, Inc.	158,241

		1,006,943

	Utilities—7.2%
8,531	American Electric Power Co., Inc.	729,827
9,126	Dominion Energy, Inc.	710,642
7,755	Duke Energy Corp.	706,635
14,307	Exelon Corp.	728,942
3,697	NextEra Energy, Inc.	718,845
13,757	Southern Co. (The)	732,147

		4,327,038

	Total Common Stocks & Other Equity Interests (Cost $50,990,030)	59,728,278

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco Russell Top 200 Equal Weight ETF (EQWL) (continued)

April 30, 2019

Number of Shares		Value
	Money Market Funds—0.1%
83,718	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $83,718)	$83,718

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $51,073,748)—100.1%	59,811,996

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.3%
144,018	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	144,018
47,992	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	48,006

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $192,024)	192,024

	Total Investments in Securities (Cost $51,265,772)—100.4%	60,004,020

	Other assets less liabilities—(0.4)%	(255,294)

	Net Assets—100.0%	$59,748,726

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Schedule of Investments(a)

Invesco Russell Top 200 Pure Growth ETF (PXLG)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—7.8%
25,243	Activision Blizzard, Inc.	$1,216,965
913	Alphabet, Inc., Class C(b)	1,085,082
16,977	Electronic Arts, Inc.(b)	1,606,873
30,779	Facebook, Inc., Class A(b)	5,952,659
21,781	Netflix, Inc.(b)	8,070,732

		17,932,311

	Consumer Discretionary—22.3%
4,725	Amazon.com, Inc.(b)	9,102,807
1,743	Booking Holdings, Inc.(b)	3,233,248
25,943	Home Depot, Inc. (The)	5,284,589
68,483	Lowe’s Cos., Inc.	7,748,167
42,946	Marriott International, Inc., Class A	5,858,693
42,874	NIKE, Inc., Class B	3,765,623
73,628	Starbucks Corp.	5,719,423
14,061	Tesla, Inc.(b)(c)	3,356,220
126,950	TJX Cos., Inc. (The)	6,967,016

		51,035,786

	Consumer Staples—5.4%
3,814	Altria Group, Inc.	207,215
2,848	Constellation Brands, Inc., Class A	602,836
1,928	Costco Wholesale Corp.	473,382
24,352	Estee Lauder Cos., Inc. (The), Class A	4,183,917
62,942	Monster Beverage Corp.(b)	3,751,343
45,923	Sysco Corp.	3,231,601

		12,450,294

	Energy—0.0%
1,806	Halliburton Co.	51,164

	Financials—3.4%
10,929	Aon PLC	1,968,750
50,643	Charles Schwab Corp. (The)	2,318,437
4,233	Progressive Corp. (The)	330,809
6,558	S&P Global, Inc.	1,447,088
34,333	TD Ameritrade Holding Corp.	1,805,229

		7,870,313

	Health Care—16.1%
65,798	AbbVie, Inc.	5,223,703
64,939	Celgene Corp.(b)	6,147,126
18,655	Illumina, Inc.(b)	5,820,360
8,061	Intuitive Surgical, Inc.(b)	4,116,188
2,363	Regeneron Pharmaceuticals, Inc.(b)	810,840
2,187	Stryker Corp.	413,146
11,067	UnitedHealth Group, Inc.	2,579,386
47,770	Vertex Pharmaceuticals, Inc.(b)	8,072,175
35,047	Zoetis, Inc.	3,569,186

		36,752,110

	Industrials—5.2%
15,659	Boeing Co. (The)	5,914,248
4,472	Deere & Co.	740,697
2,410	FedEx Corp.	456,599
5,642	Illinois Tool Works, Inc.	878,064
2,697	Northrop Grumman Corp.	781,887
7,084	Raytheon Co.	1,258,048
16,525	United Parcel Service, Inc., Class B	1,755,286

		11,784,829

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology—33.3%
14,373	Accenture PLC, Class A	$2,625,516
28,846	Adobe, Inc.(b)	8,343,706
26,138	Apple, Inc.	5,245,112
123,498	Applied Materials, Inc.	5,442,557
3,929	Automatic Data Processing, Inc.	645,888
27,252	Intuit, Inc.	6,841,887
40,169	Mastercard, Inc., Class A	10,212,567
23,121	NVIDIA Corp.	4,184,901
69,675	PayPal Holdings, Inc.(b)	7,857,250
59,809	salesforce.com, Inc.(b)	9,889,418
12,847	Texas Instruments, Inc.	1,513,762
52,139	Visa, Inc., Class A	8,573,216
23,949	VMware, Inc., Class A	4,888,709

		76,264,489

	Materials—3.1%
12,076	Sherwin-Williams Co. (The)	5,492,527
41,507	Southern Copper Corp. (Peru)	1,594,699

		7,087,226

	Real Estate—3.4%
17,072	American Tower Corp.	3,334,162
5,265	Equinix, Inc.	2,393,995
9,466	Public Storage	2,093,690

		7,821,847

	Total Common Stocks & Other Equity Interests (Cost $209,953,328)	229,050,369

	Money Market Funds—0.0%
72,452	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $72,452)	72,452

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $210,025,780)—100.0%	229,122,821

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—2.1%
3,583,972	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	3,583,972
1,194,320	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,194,678

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,778,650)	4,778,650

	Total Investments in Securities (Cost $214,804,430)—102.1%	233,901,471

	Other assets less liabilities—(2.1)%	(4,813,362)

	Net Assets—100.0%	$229,088,109

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco Russell Top 200 Pure Growth ETF (PXLG) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Schedule of Investments(a)

Invesco Russell Top 200 Pure Value ETF (PXLV)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—5.3%
109,649	AT&T, Inc.	$3,394,733
6,427	Comcast Corp., Class A	279,768
9,116	Fox Corp., Class A(b)	355,433
18,696	Verizon Communications, Inc.	1,069,224
101	Walt Disney Co. (The)	13,834

		5,112,992

	Consumer Discretionary—8.0%
21,623	Carnival Corp.	1,186,238
236,072	Ford Motor Co.	2,466,952
59,763	General Motors Co.	2,327,769
21,493	Target Corp.	1,663,988

		7,644,947

	Consumer Staples—8.8%
13,933	Kraft Heinz Co. (The)	463,133
65,418	Mondelez International, Inc., Class A	3,326,505
12,852	Philip Morris International, Inc.	1,112,469
21,303	Procter & Gamble Co. (The)	2,268,344
10,255	Walgreens Boots Alliance, Inc.	549,360
7,441	Walmart, Inc.	765,233

		8,485,044

	Energy—6.9%
34,753	Baker Hughes a GE Co.	834,767
8,600	Chevron Corp.	1,032,516
3,768	ConocoPhillips	237,836
8,921	Exxon Mobil Corp.	716,178
98,290	Kinder Morgan, Inc.	1,953,022
3,592	Marathon Petroleum Corp.	218,645
829	Occidental Petroleum Corp.	48,812
7,044	Phillips 66	664,038
4,812	Schlumberger Ltd.	205,376
7,755	Valero Energy Corp.	703,068

		6,614,258

	Financials—25.4%
60,803	Aflac, Inc.	3,063,255
7,152	Allstate Corp. (The)	708,477
38,940	Bank of America Corp.	1,190,785
21,219	Bank of New York Mellon Corp. (The)	1,053,736
28,344	BB&T Corp.	1,451,213
416	BlackRock, Inc.	201,860
970	Chubb Ltd.	140,844
27,010	Citigroup, Inc.	1,909,607
8,608	Goldman Sachs Group, Inc. (The)	1,772,559
15,230	JPMorgan Chase & Co.	1,767,441
29,750	MetLife, Inc.	1,372,368
23,063	Morgan Stanley	1,112,790
9,954	PNC Financial Services Group, Inc. (The)	1,363,001
30,906	Prudential Financial, Inc.	3,267,073
39,365	US Bancorp	2,098,942
40,198	Wells Fargo & Co.	1,945,985

		24,419,936

	Health Care—10.1%
6,083	Abbott Laboratories	483,963
20,763	Allergan PLC	3,052,161
1,190	Anthem, Inc.	313,006
5,723	CVS Health Corp.	311,217
22,747	Danaher Corp.	3,012,613

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
15,501	Medtronic PLC	$1,376,644
27,189	Pfizer, Inc.	1,104,145

		9,653,749

	Industrials—8.7%
35,613	Eaton Corp. PLC	2,949,469
190,617	General Electric Co.	1,938,575
44,509	Johnson Controls International PLC	1,669,087
4,355	Norfolk Southern Corp.	888,507
6,456	United Technologies Corp.	920,690

		8,366,328

	Information Technology—4.8%
10,794	Cisco Systems, Inc.	603,924
181,540	Hewlett Packard Enterprise Co.	2,870,147
1,028	HP, Inc.	20,509
8,197	Intel Corp.	418,375
8,270	QUALCOMM, Inc.	712,295

		4,625,250

	Materials—3.3%
8,838	Air Products & Chemicals, Inc.	1,818,772
7,843	Dow, Inc.(b)	444,933
23,528	DowDuPont, Inc.	904,652

		3,168,357

	Real Estate—2.0%
24,403	Prologis, Inc.	1,870,978

	Utilities—16.6%
37,706	American Electric Power Co., Inc.	3,225,748
34,969	Dominion Energy, Inc.	2,723,036
35,391	Duke Energy Corp.	3,224,828
45,275	Exelon Corp.	2,306,761
8,801	NextEra Energy, Inc.	1,711,267
52,109	Southern Co. (The)	2,773,241

		15,964,881

	Total Common Stocks & Other Equity Interests (Cost $90,328,864)	95,926,720

	Money Market Funds—0.1%
65,834	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $65,834)	65,834

	Total Investments in Securities (Cost $90,394,698)—100.0%	95,992,554

	Other assets less liabilities—0.0%	16,563

	Net Assets—100.0%	$96,009,117

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Schedule of Investments(a)

Invesco Zacks Mid-Cap ETF (CZA)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Consumer Discretionary—7.7%
62,940	Aptiv PLC	$5,393,958
50,799	BorgWarner, Inc.	2,121,874
16,641	Columbia Sportswear Co.	1,663,601
55,206	Norwegian Cruise Line Holdings Ltd.(b)	3,113,067
884	NVR, Inc.(b)	2,786,792
18,316	PVH Corp.	2,362,581
29,404	Tractor Supply Co.	3,043,314

		20,485,187

	Energy—4.0%
60,862	Andeavor Logistics LP	2,040,703
63,088	Equitrans Midstream Corp.	1,314,123
127,511	Pembina Pipeline Corp. (Canada)	4,559,793
31,254	Phillips 66 Partners LP	1,548,011
55,500	Shell Midstream Partners LP	1,116,105

		10,578,735

	Financials—27.3%
21,870	American Financial Group, Inc.	2,264,201
49,717	Apollo Global Management LLC, Class A	1,625,249
100,284	Arch Capital Group Ltd.(b)	3,387,594
105,937	Ares Capital Corp.	1,906,866
45,823	Arthur J. Gallagher & Co.	3,831,719
20,811	Axis Capital Holdings Ltd.	1,183,105
17,263	BOK Financial Corp.	1,504,298
68,681	Brown & Brown, Inc.	2,180,622
67,499	CNA Financial Corp.	3,127,229
19,863	Credicorp Ltd. (Peru)	4,705,545
81,292	Discover Financial Services	6,624,485
60,342	E*TRADE Financial Corp.	3,056,926
35,425	East West Bancorp, Inc.	1,823,679
24,732	Essent Group Ltd.(b)	1,173,533
27,188	First American Financial Corp.	1,551,347
88,259	Hartford Financial Services Group, Inc. (The)	4,616,828
50,397	Lincoln National Corp.	3,362,488
33,992	M&T Bank Corp.	5,781,019
87,655	MGIC Investment Corp.(b)	1,283,269
53,708	Northern Trust Corp.	5,292,923
34,074	OneMain Holdings, Inc.	1,157,494
52,546	Radian Group, Inc.	1,230,627
37,765	SEI Investments Co.	2,056,304
13,464	Signature Bank	1,778,191
31,534	Willis Towers Watson PLC	5,812,978

		72,318,519

	Health Care—3.8%
35,992	Catalent, Inc.(b)	1,613,161
71,753	Hologic, Inc.(b)	3,327,904
21,198	Integra LifeSciences Holdings Corp.(b)	1,106,324
25,003	Laboratory Corp. of America Holdings(b)	3,998,480

		10,045,869

	Industrials—12.9%
25,335	Cintas Corp.	5,501,242
14,697	Crane Co.	1,249,980
35,364	Dover Corp.	3,467,087
40,267	Graco, Inc.	2,063,684
42,356	HD Supply Holdings, Inc.(b)	1,935,246
13,460	Hubbell, Inc.	1,717,496

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
18,523	IDEX Corp.	$2,901,813
107,973	IHS Markit Ltd.(b)	6,182,534
13,677	MSC Industrial Direct Co., Inc., Class A	1,144,081
31,744	Parker-Hannifin Corp.	5,748,203
8,851	Teledyne Technologies, Inc.(b)	2,199,562

		34,110,928

	Information Technology—5.3%
28,619	Broadridge Financial Solutions, Inc.	3,380,763
6,068	CACI International, Inc., Class A(b)	1,182,896
46,267	Genpact Ltd.	1,679,492
40,552	Logitech International SA (Switzerland)	1,570,173
156,226	Symantec Corp.	3,782,232
61,376	Trimble, Inc.(b)	2,505,368

		14,100,924

	Materials—7.8%
15,391	AptarGroup, Inc.	1,712,095
20,503	Avery Dennison Corp.	2,268,657
32,159	Celanese Corp.	3,469,634
34,826	Eastman Chemical Co.	2,747,075
324,235	Israel Chemicals Ltd. (Israel)(c)	1,711,961
22,791	Packaging Corp. of America	2,259,956
16,413	Reliance Steel & Aluminum Co.	1,509,339
32,360	RPM International, Inc.	1,962,634
55,268	Steel Dynamics, Inc.	1,750,890
16,541	W.R. Grace & Co.	1,250,169

		20,642,410

	Real Estate—21.0%
73,062	American Homes 4 Rent, Class A	1,752,027
35,524	Apartment Investment & Management Co., Class A	1,753,465
38,009	Boston Properties, Inc.	5,230,799
72,473	Brixmor Property Group, Inc.	1,295,817
23,605	Camden Property Trust	2,375,843
82,433	CBRE Group, Inc., Class A(b)	4,292,286
41,622	Douglas Emmett, Inc.	1,714,410
88,931	Duke Realty Corp.	2,767,533
22,094	Equity LifeStyle Properties, Inc.	2,578,370
16,195	Essex Property Trust, Inc.	4,575,087
30,878	First Industrial Realty Trust, Inc.	1,089,067
52,700	Gaming and Leisure Properties, Inc.	2,128,026
25,860	Highwoods Properties, Inc.	1,152,839
37,984	Hudson Pacific Properties, Inc.	1,324,122
36,048	Liberty Property Trust	1,789,423
27,941	Mid-America Apartment Communities, Inc.	3,057,025
40,984	Regency Centers Corp.	2,752,895
12,542	Ryman Hospitality Properties, Inc.	998,343
20,878	SL Green Realty Corp.	1,844,363
21,305	Sun Communities, Inc.	2,622,219
87,245	Ventas, Inc.	5,331,542
47,039	Vornado Realty Trust	3,252,276

		55,677,777

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco Zacks Mid-Cap ETF (CZA) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities—10.2%
28,778	Atmos Energy Corp.	$2,945,140
76,105	Avangrid, Inc.	3,897,337
85,154	Brookfield Infrastructure Partners LP (Canada)(c)	3,523,673
62,752	Evergy, Inc.	3,628,321
105,755	Fortis, Inc. (Canada)(c)	3,912,935
48,005	MDU Resources Group, Inc.	1,255,331
12,925	ONE Gas, Inc.	1,144,121
141,754	PG&E Corp.(b)	3,192,300
21,885	Portland General Electric Co.	1,144,804
42,632	UGI Corp.	2,323,870

		26,967,832

	Total Common Stocks & Other Equity Interests (Cost $241,049,676)	264,928,181

	Money Market Funds—0.1%
308,843	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $308,843)	308,843

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $241,358,519)-100.1%	265,237,024

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.2%
2,387,283	Invesco Government & Agency Portfolio—Institutional Class 2.34%(d)(e)	2,387,283
734,740	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	734,961

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $3,122,244)	3,122,244

	Total Investments in Securities (Cost $244,480,763)—101.3%	268,359,268

	Other assets less liabilities—(1.3)%	(3,340,654)

	Net Assets—100.0%	$265,018,614

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

67

Schedule of Investments(a)

Invesco Zacks Multi-Asset Income ETF (CVY)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—79.6%
	Communication Services—3.6%
37,008	Chunghwa Telecom Co. Ltd. ADR (Taiwan)	$1,333,768
63,884	Interpublic Group of Cos., Inc. (The)	1,469,332
69,613	PLDT, Inc. ADR (Philippines)	1,646,348
174,388	Telefonica SA ADR (Spain)	1,447,420
39,912	Verizon Communications, Inc.	2,282,567

		8,179,435

	Consumer Discretionary—8.3%
71,267	Adient PLC	1,646,268
89,720	Bed Bath & Beyond, Inc.(b)	1,499,221
37,427	Best Buy Co., Inc.	2,784,943
47,125	Big Lots, Inc.	1,751,165
52,571	Designer Brands, Inc., Class A	1,169,705
56,459	General Motors Co.	2,199,078
75,242	Goodyear Tire & Rubber Co. (The)	1,445,399
79,352	Hanesbrands, Inc.	1,433,891
25,529	MDC Holdings, Inc.	780,166
17,359	Penske Automotive Group, Inc.	797,125
32,310	PetMed Express, Inc.(b)	705,973
55,854	Signet Jewelers Ltd.	1,294,696
10,442	Whirlpool Corp.	1,449,558

		18,957,188

	Energy—14.2%
126,846	Alliance Resource Partners LP(b)	2,444,322
50,165	BP PLC ADR (United Kingdom)	2,193,715
40,593	Delek US Holdings, Inc.	1,504,377
57,098	Ecopetrol SA ADR (Colombia)	1,055,742
118,018	Enable Midstream Partners LP	1,642,811
47,676	Enterprise Products Partners LP	1,364,964
52,548	Eqm Midstream Partners LP	2,417,208
48,921	MPLX LP	1,578,191
185,646	NGL Energy Partners LP	2,647,312
75,203	NuStar Energy LP(b)	2,044,770
23,295	Phillips 66	2,196,020
28,833	Phillips 66 Partners LP	1,428,098
45,401	Plains All American Pipeline LP	1,051,033
29,942	Royal Dutch Shell PLC, Class A ADR (Netherlands)	1,902,215
69,944	RPC, Inc.	719,724
28,471	TOTAL SA ADR (France)	1,584,981
194,641	USA Compression Partners LP(b)	3,297,219
49,206	Western Midstream Partners LP	1,553,925

		32,626,627

	Financials—24.5%
32,012	Associated Banc-Corp.	726,352
40,118	Banco Santander Chile ADR (Chile)	1,123,304
9,099	Bank of Hawaii Corp.	749,576
20,075	Bank of Montreal (Canada)	1,585,323
44,209	BB&T Corp.	2,263,501
24,378	Berkshire Hills Bancorp, Inc.	731,096
5,163	BlackRock, Inc.	2,505,294
74,903	Cadence BanCorp	1,704,043
19,133	Cathay General Bancorp	703,903
16,193	Chemical Financial Corp.	711,359
61,184	Citizens Financial Group, Inc.	2,214,861
17,486	CNA Financial Corp.	810,126

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
19,893	Columbia Banking System, Inc.	$746,783
81,816	Fifth Third Bancorp	2,357,937
96,233	First Horizon National Corp.	1,452,156
18,111	First Interstate BancSystem, Inc., Class A	765,371
46,516	Franklin Resources, Inc.	1,608,988
157,380	Huntington Bancshares, Inc.	2,190,730
21,358	JPMorgan Chase & Co.	2,478,596
128,691	KeyCorp	2,258,527
41,642	Ladder Capital Corp.	724,571
25,610	Legg Mason, Inc.	856,655
440,771	Lloyds Banking Group PLC ADR (United Kingdom)(b)	1,432,506
87,435	Manulife Financial Corp. (Canada)	1,609,678
50,072	MetLife, Inc.	2,309,821
60,004	Navient Corp.	810,654
24,831	Pacific Premier Bancorp, Inc.	721,837
18,322	PNC Financial Services Group, Inc. (The)	2,508,831
28,459	Principal Financial Group, Inc.	1,626,716
23,716	Prudential Financial, Inc.	2,507,018
138,441	Regions Financial Corp.	2,149,989
37,211	Santander Consumer USA Holdings, Inc.	794,455
167,007	Sumitomo Mitsui Financial Group, Inc. ADR (Japan)(b)	1,217,481
19,760	Sun Life Financial, Inc. (Canada)	820,633
23,100	T. Rowe Price Group, Inc.	2,483,250
40,354	Unum Group	1,489,870
43,912	US Bancorp	2,341,388

		56,093,179

	Health Care—1.7%
28,226	AbbVie, Inc.	2,240,862
42,051	GlaxoSmithKline PLC ADR (United Kingdom)	1,729,558

		3,970,420

	Industrials—4.4%
37,141	Aircastle Ltd.	739,849
16,682	Copa Holdings SA, Class A (Panama)	1,388,943
14,522	Cummins, Inc.	2,414,863
7,407	Lockheed Martin Corp.	2,468,975
17,647	MSC Industrial Direct Co., Inc., Class A	1,476,172
23,914	Ryder System, Inc.	1,506,582

		9,995,384

	Information Technology—3.4%
8,137	Broadcom, Inc.	2,590,821
48,788	Canon, Inc. ADR (Japan)(b)	1,350,452
44,126	Western Digital Corp.	2,255,721
47,994	Xerox Corp.	1,601,080

		7,798,074

	Materials—6.9%
41,718	Braskem SA ADR (Brazil)	1,020,005
44,672	Commercial Metals Co.	772,379
28,947	Domtar Corp.	1,415,508
17,884	Eastman Chemical Co.	1,410,690
47,622	International Paper Co.	2,229,186
25,582	LyondellBasell Industries N.V., Class A	2,257,100
50,364	Mercer International, Inc. (Canada)	713,154

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
15,181	Packaging Corp. of America	$1,505,348
30,171	Schnitzer Steel Industries, Inc., Class A	715,656
19,020	Schweitzer-Mauduit International, Inc.	676,541
41,427	Ternium SA ADR (Luxembourg)	1,021,176
14,649	Trinseo SA	658,473
38,085	WestRock Co.	1,461,702

		15,856,918

	Real Estate—10.1%
17,801	Four Corners Property Trust, Inc.	506,260
24,859	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	661,001
73,581	HCP, Inc.	2,191,242
35,906	Kennedy-Wilson Holdings, Inc.	773,415
80,054	Lexington Realty Trust	726,090
10,269	LTC Properties, Inc.	462,721
122,966	Medical Properties Trust, Inc.	2,146,986
10,812	National Health Investors, Inc.	815,549
76,929	Newmark Group, Inc., Class A	655,435
63,161	Omega Healthcare Investors, Inc.(b)	2,235,268
59,127	Physicians Realty Trust	1,067,834
32,654	Realty Income Corp.	2,286,107
69,817	STORE Capital Corp.	2,326,302
164,495	Uniti Group, Inc.	1,807,800
35,707	Ventas, Inc.	2,182,055
30,460	Welltower, Inc.	2,270,184

		23,114,249

	Telecommunication Services—0.8%
161,620	Telefonica Brasil SA (Preference Shares) ADR (Brazil)	1,923,278

	Utilities—1.7%
48,366	Brookfield Renewable Partners LP (Canada)(b)	1,524,496
24,514	Entergy Corp.	2,375,407

		3,899,903

	Total Common Stocks & Other Equity Interests (Cost $178,042,155)	182,414,655

	Closed-End Funds—10.1%
119,004	AllianceBernstein Global High Income Fund, Inc.	1,398,297
39,442	Barings Global Short Duration High Yield Fund	732,043
63,317	BlackRock Multi-Sector Income Trust	1,078,288
99,896	Blackstone/GSO Strategic Credit Fund	1,440,500
116,096	First Trust Intermediate Duration Preferred & Income Fund	2,588,941
288,645	Gamco Global Gold Natural Resources & Income Trust	1,255,606
52,543	KKR Income Opportunities Fund	837,535
166,817	Morgan Stanley Emerging Markets Domestic Debt Fund, Inc.	1,097,656
45,756	Nexpoint Strategic Opportunities Fund	920,611
45,756	Nexpoint Strategic Opportunities Fund Rts. expiring 06/22/19(c)	9,461
29,809	Nuveen Global High Income Fund	468,896

Number of Shares		Value
	Closed-End Funds (continued)
162,468	Nuveen Preferred & Income Opportunities Fund	$1,564,567
34,809	Nuveen Preferred & Income Term Fund	810,353
75,191	PGIM Global High Yield Fund, Inc.	1,067,712
66,273	PGIM High Yield Bond Fund, Inc.	962,947
108,737	PIMCO Dynamic Credit and Mortgage Income Fund	2,560,756
107,939	Templeton Emerging Markets Income Fund	1,093,422
109,098	Wells Fargo Income Opportunities Fund	882,603
88,756	Western Asset Global High Income Fund, Inc.	861,821
134,981	Western Asset High Income Fund II, Inc.	903,023
38,133	Western Asset High Yield Defined Opportunity Fund, Inc.	568,182

	Total Closed-End Funds (Cost $22,892,693)	23,103,220

	Preferred Stocks—10.0%
	Financials—10.0%
98,029	Bank of America Corp., 5.88%, Series HH	2,572,281
48,864	Bank of America Corp., 6.50%, Series Y	1,256,782
92,160	Citigroup, Inc., 6.88%, Series K	2,554,675
61,512	Citigroup, Inc., 7.13%, Series J	1,704,498
85,098	Hartford Financial Services Group, Inc. (The), 6.00%, Series G	2,235,524
44,773	JPMorgan Chase & Co., 6.15%, Series BB	1,180,664
71,077	KeyCorp, 5.65%, Series F	1,786,876
64,498	MetLife, Inc., 5.63%, Series E	1,684,688
79,007	Morgan Stanley, 5.85%, Series K	2,074,724
81,183	PNC Financial Services Group, Inc. (The), 6.13%, Series P	2,160,280
47,721	Wells Fargo & Co., 6.63%, Series R	1,329,984
1,912	Wells Fargo & Co., 7.50%, Series L	2,499,825

	Total Preferred Stocks (Cost $22,267,235)	23,040,801

	Money Market Funds—0.1%
319,271	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $319,271)	319,271

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $223,521,354)—99.8%	228,877,947

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

69

Invesco Zacks Multi-Asset Income ETF (CVY) (continued)

April 30, 2019

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—5.7%
9,407,906	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	$9,407,906
3,645,525	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	3,646,618

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $13,054,524)	13,054,524

	Total Investments in Securities (Cost $236,575,878)—105.5%	241,932,471

	Other assets less liabilities—(5.5)%	(12,712,159)

	Net Assets—100.0%	$229,220,312

Investment Abbreviations:

ADR—American Depositary Receipt

Rts.—Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2019.
(c)	Non-income producing security.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

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71

Statements of Assets and Liabilities

April 30, 2019

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco Russell 2000 Pure Growth ETF (PXSG)	Invesco Russell 2000 Pure Value ETF (PXSV)
Assets:
Unaffiliated investments in securities, at value(a)	$758,281,186	$1,040,722,313	$89,489,054	$78,515,700
Affiliated investments in securities, at value	—	1,227,488	7,076,205	4,269,148
Cash	—	—	26	—
Receivable for:
Dividends	717,476	495,199	2,282	76,225
Securities lending	—	—	23,427	5,208
Investments sold	—	1,835,303	—	—
Fund shares sold	2,437,481	—	—	—
Foreign tax reclaims	24,998	—	—	—

Total assets	761,461,141	1,044,280,303	96,590,994	82,866,281

Liabilities:
Due to custodian	304,795	—	—	3
Payable for:
Fund shares repurchased	—	1,836,617	—	—
Investments purchased	2,438,733	—	—	—
Collateral upon return of securities loaned	—	—	6,934,024	3,915,756
Accrued advisory fees	304,564	429,485	16,784	14,782
Accrued trustees’ and officer’s fees	68,182	96,889	34,011	37,409
Accrued expenses	288,300	555,311	111,666	104,689

Total liabilities	3,404,574	2,918,302	7,096,485	4,072,639

Net Assets	$758,056,567	$1,041,362,001	$89,494,509	$78,793,642

Net assets consist of:
Shares of beneficial interest	$805,056,124	$1,364,945,065	$105,350,037	$100,103,457
Distributable earnings	(46,999,557)	(323,583,064)	(15,855,528)	(21,309,815)

Net Assets	$758,056,567	$1,041,362,001	$89,494,509	$78,793,642

Shares outstanding (unlimited amount authorized, $0.01 par value)	15,550,000	28,350,000	2,400,000	2,600,000
Net asset value	$48.75	$36.73	$37.29	$30.31

Market price	$48.77	$36.74	$37.31	$30.30

Unaffiliated investments in securities, at cost	$709,156,831	$1,006,646,422	$90,546,376	$78,647,934

Affiliated investments in securities, at cost	$—	$1,227,488	$7,076,205	$4,262,058

(a) Includes securities on loan with an aggregate value of	$—	$—	$6,647,932	$3,699,526

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco Russell Midcap Equal Weight ETF (EQWM)	Invesco Russell Midcap Pure Growth ETF (PXMG)	Invesco Russell Midcap Pure Value ETF (PXMV)	Invesco Russell Top 200 Equal Weight ETF (EQWL)	Invesco Russell Top 200 Pure Growth ETF (PXLG)	Invesco Russell Top 200 Pure Value ETF (PXLV)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$25,347,009	$625,632,122	$51,478,048	$59,728,278	$229,050,369	$95,926,720	$264,928,181	$228,558,676
1,025,913	2,360,928	1,048,382	275,742	4,851,102	65,834	3,431,087	13,373,795
21	—	—	—	—	—	—	10,707

13,848	19,823	44,498	70,944	242,970	185,374	204,163	636,837
862	351	145	22	595	—	3,860	31,148
—	—	—	—	121,439,843	—	26,410	1,191,384
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	81,445

26,387,653	628,013,224	52,571,073	60,074,986	355,584,879	96,177,928	268,593,701	243,883,992

—	—	—	39	—	36	—	—

—	—	—	—	121,444,299	—	—	1,112,637
—	—	—	—	—	—	—	—
893,052	1,708,809	631,528	192,024	4,778,650	—	3,122,244	13,054,524
7,527	164,527	8,145	2,631	77,015	20,741	98,101	72,185
32,281	46,326	35,092	33,559	30,273	25,652	4,658	4,686
82,504	194,678	87,591	98,007	166,533	122,382	350,084	419,648

1,015,364	2,114,340	762,356	326,260	126,496,770	168,811	3,575,087	14,663,680

$25,372,289	$625,898,884	$51,808,717	$59,748,726	$229,088,109	$96,009,117	$265,018,614	$229,220,312

$26,058,041	$581,179,209	$62,838,378	$53,435,557	$224,864,900	$95,438,913	$300,467,040	$630,083,515
(685,752)	44,719,675	(11,029,661)	6,313,169	4,223,209	570,204	(35,448,426)	(400,863,203)

$25,372,289	$625,898,884	$51,808,717	$59,748,726	$229,088,109	$96,009,117	$265,018,614	$229,220,312

500,000	10,600,000	1,600,000	1,050,000	4,150,000	2,400,000	3,750,000	10,300,800
$50.74	$59.05	$32.38	$56.90	$55.20	$40.00	$70.67	$22.25

$50.72	$59.07	$32.36	$56.91	$55.18	$39.99	$70.75	$22.27

$21,337,642	$556,969,342	$49,372,753	$50,990,030	$209,953,328	$90,328,864	$241,049,676	$223,202,083

$1,031,886	$2,360,928	$1,109,844	$275,742	$4,851,102	$65,834	$3,431,087	$13,373,795

$862,720	$1,703,412	$586,037	$185,940	$4,627,245	$—	$3,046,290	$12,656,717

73

Statements of Operations

For the year ended April 30, 2019

	Invesco Dynamic Large Cap Growth ETF (PWB)	Invesco Dynamic Large Cap Value ETF (PWV)	Invesco Russell 2000 Pure Growth ETF (PXSG)	Invesco Russell 2000 Pure Value ETF (PXSV)
Investment income:
Unaffiliated dividend income	$10,417,722	$33,390,404	$266,284	$1,555,722
Affiliated dividend income	7,031	18,624	2,548	23,187
Non-cash dividend income	—	—	—	—
Securities lending income	248,422	2,699,481	340,611	112,067
Foreign withholding tax	—	—	—	(177)

Total investment income	10,673,175	36,108,509	609,443	1,690,799

Expenses:
Advisory fees	3,314,831	6,255,455	233,272	215,742
Sub-licensing fees	198,886	375,320	29,980	15,796
Accounting & administration fees	63,668	120,124	28,100	29,740
Professional fees	28,273	35,580	24,743	25,129
Trustees’ and officer’s fees	13,938	21,862	7,264	7,402
Custodian & transfer agent fees	9,376	46,439	11,611	13,293
Pricing fees	7,000	9,500	7,000	7,000
Recapture (Note 3)	—	—	—	—
Other expenses	36,196	73,077	9,623	11,949

Total expenses	3,672,168	6,937,357	351,593	326,051

Less: Waivers	(653)	(1,706)	(38,107)	(36,121)

Net expenses	3,671,515	6,935,651	313,486	289,930

Net investment income	7,001,660	29,172,858	295,957	1,400,869

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(35,600,044)	(155,980,326)	(2,723,525)	(3,054,165)
Affiliated investment securities	—	—	—	(1,788)
Unaffiliated in-kind redemptions	141,573,150	169,379,075	13,332,823	8,868,039
Affiliated in-kind redemptions	—	—	—	17,586

Net realized gain (loss)	105,973,106	13,398,749	10,609,298	5,829,672

Change in net unrealized appreciation (depreciation) on:
Unaffiliated investment securities	(35,132,757)	(6,337,818)	(8,272,119)	(4,265,412)
Affiliated investment securities	—	—	—	(10,764)

Change in net unrealized appreciation (depreciation)	(35,132,757)	(6,337,818)	(8,272,119)	(4,276,176)

Net realized and unrealized gain	70,840,349	7,060,931	2,337,179	1,553,496

Net increase in net assets resulting from operations	$77,842,009	$36,233,789	$2,633,136	$2,954,365

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Invesco Russell Midcap Equal Weight ETF (EQWM)	Invesco Russell Midcap Pure Growth ETF (PXMG)	Invesco Russell Midcap Pure Value ETF (PXMV)	Invesco Russell Top 200 Equal Weight ETF (EQWL)	Invesco Russell Top 200 Pure Growth ETF (PXLG)	Invesco Russell Top 200 Pure Value ETF (PXLV)	Invesco Zacks Mid-Cap ETF (CZA)	Invesco Zacks Multi-Asset Income ETF (CVY)

$375,964	$1,410,459	$1,411,721	$1,430,417	$3,191,191	$3,041,381	$5,102,775	$10,644,174
2,513	6,652	12,279	1,923	4,423	2,521	4,857	47,241
3,653	—	80,651	13,879	—	80,596	—	312,534
8,802	137,505	2,143	659	27,122	—	23,106	596,262
(353)	—	(582)	(362)	—	—	(32,113)	(169,333)

390,579	1,554,616	1,506,212	1,446,516	3,222,736	3,124,498	5,098,625	11,430,878

60,624	887,750	139,938	151,948	732,879	293,128	1,265,401	1,311,014
4,244	113,228	9,804	15,522	74,760	37,662	354,623	368,307
26,865	33,661	28,145	29,003	38,729	31,906	48,370	52,637
23,543	24,334	24,573	24,881	25,318	23,904	26,114	27,041
6,739	9,199	7,077	7,157	8,645	7,198	6,996	7,162
12,816	3,559	6,093	7,161	5,447	8,231	23,485	41,141
7,000	7,000	7,000	7,000	7,000	7,000	3,000	4,000
—	101,969	—	—	—	—	—	—
6,991	13,280	10,379	9,557	12,878	9,869	32,629	37,426

148,822	1,193,980	233,009	252,229	905,656	418,898	1,760,618	1,848,728

(88,365)	(578)	(44,978)	(100,450)	(369)	(24,914)	(115,956)	(145,107)

60,457	1,193,402	188,031	151,779	905,287	393,984	1,644,662	1,703,621

330,122	361,214	1,318,181	1,294,737	2,317,449	2,730,514	3,453,963	9,727,257

(775,933)	(3,333,194)	(2,478,450)	(507,916)	(2,718,833)	(3,059,067)	(21,409,153)	(36,306,192)
(208)	—	—	—	—	—	—	(678,712)
910,447	33,411,393	3,589,282	2,657,267	67,316,374	9,264,861	32,035,794	36,556,710
—	—	224	—	—	—	—	(6,083)

134,306	30,078,199	1,111,056	2,149,351	64,597,541	6,205,794	10,626,641	(434,277)

1,536,508	48,819,462	1,705,959	2,515,237	(28,437,893)	(688,220)	12,178,808	1,500,608
(2,505)	—	(61,462)	—	—	—	—	198,754

1,534,003	48,819,462	1,644,497	2,515,237	(28,437,893)	(688,220)	12,178,808	1,699,362

1,668,309	78,897,661	2,755,553	4,664,588	36,159,648	5,517,574	22,805,449	1,265,085

$1,998,431	$79,258,875	$4,073,734	$5,959,325	$38,477,097	$8,248,088	$26,259,412	$10,992,342

75

Statements of Changes in Net Assets

For the years ended April 30, 2019 and 2018

	Invesco Dynamic Large Cap Growth ETF (PWB)		Invesco Dynamic Large Cap Value ETF (PWV)
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net investment income	$7,001,660	$3,454,223	$29,172,858	$27,337,906
Net realized gain	105,973,106	74,740,094	13,398,749	98,655,316
Net change in unrealized appreciation (depreciation)	(35,132,757)	28,967,508	(6,337,818)	(67,600,380)

Net increase in net assets resulting from operations	77,842,009	107,161,825	36,233,789	58,392,842

Distributions to Shareholders from:
Distributable earnings	(6,443,887)	(3,410,983)	(30,425,316)	(26,977,108)

Shareholder Transactions:
Proceeds from shares sold	1,092,157,365	522,513,512	1,132,813,955	1,289,401,199
Value of shares repurchased	(975,214,347)	(497,601,512)	(1,470,780,669)	(1,204,269,368)

Net increase (decrease) in net assets resulting from shares transactions	116,943,018	24,912,000	(337,966,714)	85,131,831

Increase (Decrease) in Net Assets	188,341,140	128,662,842	(332,158,241)	116,547,565

Net Assets:
Beginning of year	569,715,427	441,052,585	1,373,520,242	1,256,972,677

End of year	$758,056,567	$569,715,427	$1,041,362,001	$1,373,520,242

Changes in Shares Outstanding:
Shares sold	23,450,000	12,950,000	30,700,000	34,550,000
Shares repurchased	(21,050,000)	(12,400,000)	(40,400,000)	(32,150,000)
Shares outstanding, beginning of year	13,150,000	12,600,000	38,050,000	35,650,000

Shares outstanding, end of year	15,550,000	13,150,000	28,350,000	38,050,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco Russell 2000 Pure Growth ETF (PXSG)		Invesco Russell 2000 Pure Value ETF (PXSV)		Invesco Russell Midcap Equal Weight ETF (EQWM)		Invesco Russell Midcap Pure Growth ETF (PXMG)
Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018

$295,957	$183,573	$1,400,869	$1,625,876	$330,122	$336,422	$361,214	$42,737
10,609,298	2,708,602	5,829,672	5,732,044	134,306	1,358,337	30,078,199	14,998,112
(8,272,119)	3,386,657	(4,276,176)	(2,921,729)	1,534,003	652,263	48,819,462	9,275,479

2,633,136	6,278,832	2,954,365	4,436,191	1,998,431	2,347,022	79,258,875	24,316,328

(300,605)	(179,332)	(1,557,211)	(1,477,472)	(332,865)	(331,455)	(462,502)	(96,720)

95,646,223	19,931,622	35,535,262	31,417,370	4,602,453	2,399,353	563,499,131	83,105,211
(56,698,990)	(12,011,668)	(31,021,428)	(44,908,556)	(4,540,537)	(7,012,532)	(148,655,440)	(43,033,101)

38,947,233	7,919,954	4,513,834	(13,491,186)	61,916	(4,613,179)	414,843,691	40,072,110

41,279,764	14,019,454	5,910,988	(10,532,467)	1,727,482	(2,597,612)	493,640,064	64,291,718

48,214,745	34,195,291	72,882,654	83,415,121	23,644,807	26,242,419	132,258,820	67,967,102

$89,494,509	$48,214,745	$78,793,642	$72,882,654	$25,372,289	$23,644,807	$625,898,884	$132,258,820

2,550,000	650,000	1,150,000	1,100,000	100,000	50,000	10,700,000	2,000,000
(1,600,000)	(400,000)	(950,000)	(1,550,000)	(100,000)	(150,000)	(3,000,000)	(1,050,000)
1,450,000	1,200,000	2,400,000	2,850,000	500,000	600,000	2,900,000	1,950,000

2,400,000	1,450,000	2,600,000	2,400,000	500,000	500,000	10,600,000	2,900,000

77

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2019 and 2018

	Invesco Russell Midcap Pure Value ETF (PXMV)		Invesco Russell Top 200 Equal Weight ETF (EQWL)
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net investment income	$1,318,181	$1,232,927	$1,294,737	$919,893
Net realized gain	1,111,056	332,256	2,149,351	4,223,541
Net change in unrealized appreciation (depreciation)	1,644,497	(936,467)	2,515,237	1,488,025

Net increase (decrease) in net assets resulting from operations	4,073,734	628,716	5,959,325	6,631,459

Distributions to Shareholders from:
Distributable earnings	(1,232,093)	(1,357,922)	(1,304,748)	(870,869)

Shareholder Transactions:
Proceeds from shares sold	22,829,725	18,033,951	7,797,449	29,975,273
Value of shares repurchased	(19,891,008)	(39,479,696)	(12,935,448)	(15,207,146)

Net increase (decrease) in net assets resulting from shares transactions	2,938,717	(21,445,745)	(5,137,999)	14,768,127

Increase (Decrease) in Net Assets	5,780,358	(22,174,951)	(483,422)	20,528,717

Net Assets:
Beginning of year	46,028,359	68,203,310	60,232,148	39,703,431

End of year	$51,808,717	$46,028,359	$59,748,726	$60,232,148

Changes in Shares Outstanding:
Shares sold	750,000	600,000	150,000	600,000
Shares repurchased	(650,000)	(1,300,000)	(250,000)	(300,000)
Shares outstanding, beginning of year	1,500,000	2,200,000	1,150,000	850,000

Shares outstanding, end of year	1,600,000	1,500,000	1,050,000	1,150,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco Russell Top 200 Pure Growth ETF (PXLG)
Year Ended April 30, 2019	Year Ended April 30, 2018

$2,317,449	$1,492,860
64,597,541	13,199,033
(28,437,893)	26,852,828

38,477,097	41,544,721

(2,249,583)	(1,352,332)

185,270,437	77,741,709
(200,765,120)	(55,834,444)

(15,494,683)	21,907,265

20,732,831	62,099,654

208,355,278	146,255,624

$229,088,109	$208,355,278

3,550,000	1,850,000
(3,750,000)	(1,300,000)
4,350,000	3,800,000

4,150,000	4,350,000

79

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2019 and 2018(a)

	Invesco Russell Top 200 Pure Value ETF (PXLV)
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net investment income	$2,730,514	$2,180,032
Net realized gain (loss)	6,205,794	5,606,647
Net change in unrealized appreciation (depreciation)	(688,220)	(792,954)

Net increase in net assets resulting from operations	8,248,088	6,993,725

Distributions to Shareholders from:
Distributable earnings	(2,896,174)	(1,878,389)
Return of capital	—	—

Total distributions to shareholders	(2,896,174)	(1,878,389)

Shareholder Transactions:
Proceeds from shares sold	37,879,375	60,840,213
Value of shares repurchased	(51,760,892)	(36,187,259)

Net increase (decrease) in net assets resulting from shares transactions	(13,881,517)	24,652,954

Increase (Decrease) in Net Assets	(8,529,603)	29,768,290

Net Assets:
Beginning of period	104,538,720	74,770,430

End of period	$96,009,117	$104,538,720

Changes in Shares Outstanding:
Shares sold	1,000,000	1,650,000
Shares repurchased	(1,350,000)	(1,000,000)
Shares outstanding, beginning of period	2,750,000	2,100,000

Shares outstanding, end of period	2,400,000	2,750,000

(a)	Effective April 30, 2018, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF changed their fiscal year end to April 30.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco Zacks Mid-Cap ETF (CZA)			Invesco Zacks Multi-Asset Income ETF (CVY)
Year Ended April 30, 2019	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Year Ended April 30, 2019	Eight Months Ended April 30, 2018	Year Ended August 31, 2017

$3,453,963	$1,959,915	$2,340,703	$9,727,257	$7,301,169	$15,348,687
10,626,641	15,590,695	19,406,979	(434,277)	19,533,870	28,526,178
12,178,808	(4,347,151)	6,190,483	1,699,362	(3,774,891)	(879,948)

26,259,412	13,203,459	27,938,165	10,992,342	23,060,148	42,994,917

(2,835,826)	(2,665,110)	(2,792,900)	(9,787,271)	(8,796,889)	(11,665,472)
—	—	—	—	(1,180,314)	(5,893,641)

(2,835,826)	(2,665,110)	(2,792,900)	(9,787,271)	(9,977,203)	(17,559,113)

255,472,076	158,343,390	192,593,073	300,491,601	80,564,691	200,977,596
(269,461,073)	(116,581,724)	(157,554,788)	(358,936,477)	(153,331,824)	(307,926,999)

(13,988,997)	41,761,666	35,038,285	(58,444,876)	(72,767,133)	(106,949,403)

9,434,589	52,300,015	60,183,550	(57,239,805)	(59,684,188)	(81,513,599)

255,584,025	203,284,010	143,100,460	286,460,117	346,144,305	427,657,904

$265,018,614	$255,584,025	$203,284,010	$229,220,312	$286,460,117	$346,144,305

3,800,000	2,450,000	3,400,000	13,550,000	3,700,000	9,800,000
(4,000,000)	(1,800,000)	(2,800,000)	(16,350,000)	(7,000,000)	(15,050,000)
3,950,000	3,300,000	2,700,000	13,100,800	16,400,800	21,650,800

3,750,000	3,950,000	3,300,000	10,300,800	13,100,800	16,400,800

81

Financial Highlights

Invesco Dynamic Large Cap Growth ETF (PWB)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$43.32	$35.00	$30.82	$30.19	$25.62
Net investment income(a)	0.48	0.27	0.24	0.19	0.18
Net realized and unrealized gain on investments	5.39	8.32	4.19	0.62	4.56
Total from investment operations	5.87	8.59	4.43	0.81	4.74
Distributions to shareholders from:
Net investment income	(0.44)	(0.27)	(0.25)	(0.18)	(0.17)
Net asset value at end of year	$48.75	$43.32	$35.00	$30.82	$30.19
Market price at end of year(b)	$48.77	$43.38	$35.02	$30.81	$30.17
Net Asset Value Total Return(c)	13.69%	24.63%	14.46%	2.70%	18.52%
Market Price Total Return(c)	13.57%	24.73%	14.57%	2.73%	18.44%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$758,057	$569,715	$441,053	$443,752	$327,579
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.57%	0.57%	0.57%	0.58%
Expenses, prior to Waivers	0.55%	0.57%	0.57%	0.57%	0.58%
Net investment income, after Waivers	1.06%	0.68%	0.74%	0.64%	0.63%
Portfolio turnover rate(d)	181%	119%	116%	97%	143%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Large Cap Value ETF (PWV)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$36.10	$35.26	$30.01	$31.43	$29.51
Net investment income(a)	0.84	0.73	0.67	0.73	0.64
Net realized and unrealized gain (loss) on investments	0.68	0.83	5.28	(1.43)	1.88
Total from investment operations	1.52	1.56	5.95	(0.70)	2.52
Distributions to shareholders from:
Net investment income	(0.89)	(0.72)	(0.70)	(0.72)	(0.60)
Net asset value at end of year	$36.73	$36.10	$35.26	$30.01	$31.43
Market price at end of year(b)	$36.74	$36.13	$35.27	$30.00	$31.42
Net Asset Value Total Return(c)	4.32%	4.39%	20.06%	(2.17)%	8.56%
Market Price Total Return(c)	4.26%	4.44%	20.14%	(2.18)%	8.60%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,041,362	$1,373,520	$1,256,973	$975,299	$1,087,343
Ratio to average net assets of:
Expenses, after Waivers	0.55%	0.56%	0.56%	0.57%	0.57%
Expenses, prior to Waivers	0.55%	0.56%	0.56%	0.57%	0.57%
Net investment income, after Waivers	2.33%	1.96%	2.04%	2.44%	2.10%
Portfolio turnover rate(d)	189%	128%	118%	98%	82%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Financial Highlights (continued)

Invesco Russell 2000 Pure Growth ETF (PXSG)

	Years Ended April 30,
	2019	2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$33.25	$28.50	$23.23	$25.22		$23.90
Net investment income(a)	0.13	0.14	0.07	0.06		0.25
Net realized and unrealized gain (loss) on investments	4.04	4.75	5.27	(1.93)		1.39
Total from investment operations	4.17	4.89	5.34	(1.87)		1.64
Distributions to shareholders from:
Net investment income	(0.13)	(0.14)	(0.07)	(0.12)		(0.32)
Net asset value at end of year	$37.29	$33.25	$28.50	$23.23		$25.22
Market price at end of year(b)	$37.31	$33.31	$28.49	$23.26		$25.21
Net Asset Value Total Return(c)	12.55%	17.18%	23.02%	(7.47)%		6.92%
Market Price Total Return(c)	12.41%	17.43%	22.82%	(7.31)%		6.92%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$89,495	$48,215	$34,195	$26,719		$32,791
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39	%(d)	0.39	%(d)
Expenses, prior to Waivers	0.44%	0.59%	0.65%	0.67	%(d)	0.69	%(d)
Net investment income, after Waivers	0.37%	0.47%	0.29%	0.27%		1.02%
Portfolio turnover rate(e)	44%	43%	55%	144%		6%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning at the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

83

Financial Highlights (continued)

Invesco Russell 2000 Pure Value ETF (PXSV)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$30.37	$29.27	$23.87	$25.75	$24.67
Net investment income(a)	0.58	0.63	0.52	0.63	0.42
Net realized and unrealized gain (loss) on investments	0.03	1.04	5.55	(1.91)	1.03
Total from investment operations	0.61	1.67	6.07	(1.28)	1.45
Distributions to shareholders from:
Net investment income	(0.67)	(0.57)	(0.67)	(0.60)	(0.37)
Net asset value at end of year	$30.31	$30.37	$29.27	$23.87	$25.75
Market price at end of year(b)	$30.30	$30.40	$29.26	$23.88	$25.75
Net Asset Value Total Return(c)	2.13%	5.73%	25.64%	(4.93)%	5.91%
Market Price Total Return(c)	2.00%	5.87%	25.54%	(4.90)%	5.87%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$78,794	$72,883	$83,415	$59,668	$72,093
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.44%	0.46%	0.46%	0.50%	0.55%
Net investment income, after Waivers	1.88%	2.12%	1.90%	2.67%	1.65%
Portfolio turnover rate(d)	52%	56%	50%	137%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Russell Midcap Equal Weight ETF (EQWM)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$47.29	$43.74	$38.93	$40.34	$36.31
Net investment income(a)	0.66	0.60	0.54	0.56	0.50
Net realized and unrealized gain (loss) on investments	3.46	3.53	4.86	(1.41)	4.03
Total from investment operations	4.12	4.13	5.40	(0.85)	4.53
Distributions to shareholders from:
Net investment income	(0.67)	(0.58)	(0.59)	(0.56)	(0.50)
Net asset value at end of year	$50.74	$47.29	$43.74	$38.93	$40.34
Market price at end of year(b)	$50.72	$47.30	$43.74	$38.89	$40.35
Net Asset Value Total Return(c)	8.85%	9.50%	14.00%	(2.02)%	12.52%
Market Price Total Return(c)	8.78%	9.52%	14.11%	(2.14)%	12.73%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$25,372	$23,645	$26,242	$23,357	$34,292
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.26%	0.39%
Expenses, prior to Waivers	0.61%	0.66%	0.68%	0.69%	0.66%
Net investment income, after Waivers	1.36%	1.31%	1.32%	1.50%	1.31%
Portfolio turnover rate(d)	30%	28%	36%	135%	5%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Financial Highlights (continued)

Invesco Russell Midcap Pure Growth ETF (PXMG)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$45.61	$34.85	$29.14	$31.95	$30.02
Net investment income(a)	0.06	0.02	0.09	0.07	0.47
Net realized and unrealized gain (loss) on investments	13.47	10.79	5.70	(2.72)	1.92
Total from investment operations	13.53	10.81	5.79	(2.65)	2.39
Distributions to shareholders from:
Net investment income	(0.09)	(0.05)	(0.08)	(0.16)	(0.46)
Net asset value at end of year	$59.05	$45.61	$34.85	$29.14	$31.95
Market price at end of year(b)	$59.07	$45.71	$34.85	$29.12	$31.95
Net Asset Value Total Return(c)	29.72%	31.05%	19.89%	(8.34)%	7.98%
Market Price Total Return(c)	29.48%	31.34%	19.98%	(8.40)%	8.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$625,899	$132,259	$67,967	$67,015	$87,870
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.39%	0.43%	0.46%	0.44%	0.46%
Net investment income, after Waivers	0.12%	0.05%	0.30%	0.25%	1.51%
Portfolio turnover rate(d)	30%	29%	49%	147%	3%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Russell Midcap Pure Value ETF (PXMV)

	Years Ended April 30,
	2019	2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$30.69	$31.00	$27.22	$27.55		$25.88
Net investment income(a)	0.84	0.69	0.68	0.68		0.43
Net realized and unrealized gain (loss) on investments	1.64	(0.26)	3.80	(0.37)		1.63
Total from investment operations	2.48	0.43	4.48	0.31		2.06
Distributions to shareholders from:
Net investment income	(0.79)	(0.74)	(0.70)	(0.64)		(0.39)
Net asset value at end of year	$32.38	$30.69	$31.00	$27.22		$27.55
Market price at end of year(b)	$32.36	$30.69	$31.00	$27.21		$27.53
Net Asset Value Total Return(c)	8.36%	1.39%	16.60%	1.35%		7.98%
Market Price Total Return(c)	8.30%	1.39%	16.64%	1.39%		7.94%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$51,809	$46,028	$68,203	$50,364		$52,338
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39	%(d)	0.39	%(d)
Expenses, prior to Waivers	0.48%	0.51%	0.49%	0.54	%(d)	0.56	%(d)
Net investment income, after Waivers	2.73%	2.24%	2.28%	2.62%		1.58%
Portfolio turnover rate(e)	49%	52%	39%	131%		4%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

85

Financial Highlights (continued)

Invesco Russell Top 200 Equal Weight ETF (EQWL)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$52.38	$46.71	$39.77	$40.24	$37.06
Net investment income(a)	1.14	0.88	0.74	0.78	0.75
Net realized and unrealized gain (loss) on investments	4.52	5.63	6.95	(0.48)	3.14
Total from investment operations	5.66	6.51	7.69	0.30	3.89
Distributions to shareholders from:
Net investment income	(1.14)	(0.84)	(0.75)	(0.77)	(0.71)
Net asset value at end of year	$56.90	$52.38	$46.71	$39.77	$40.24
Market price at end of year(b)	$56.91	$52.42	$46.75	$39.73	$40.21
Net Asset Value Total Return(c)	11.04%	14.02%	19.58%	0.81%	10.52%
Market Price Total Return(c)	10.98%	14.01%	19.80%	0.78%	10.38%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$59,749	$60,232	$39,703	$33,805	$42,249
Ratio to average net assets of:
Expenses, after Waivers	0.25%	0.25%	0.25%	0.26%	0.39%
Expenses, prior to Waivers	0.41%	0.47%	0.54%	0.54%	0.57%
Net investment income, after Waivers	2.13%	1.74%	1.74%	1.99%	1.92%
Portfolio turnover rate(d)	24%	32%	27%	101%	3%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

Invesco Russell Top 200 Pure Growth ETF (PXLG)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$47.90	$38.49	$32.92	$33.84	$29.53
Net investment income(a)	0.47	0.35	0.29	0.28	0.55
Net realized and unrealized gain (loss) on investments	7.29	9.38	5.61	(0.91)	4.29
Total from investment operations	7.76	9.73	5.90	(0.63)	4.84
Distributions to shareholders from:
Net investment income	(0.46)	(0.32)	(0.33)	(0.29)	(0.53)
Net asset value at end of year	$55.20	$47.90	$38.49	$32.92	$33.84
Market price at end of year(b)	$55.18	$47.94	$38.50	$32.92	$33.82
Net Asset Value Total Return(c)	16.35%	25.36%	18.06%	(1.89)%	16.49%
Market Price Total Return(c)	16.20%	25.44%	18.09%	(1.83)%	16.46%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$229,088	$208,355	$146,256	$151,415	$145,502
Ratio to average net assets of:
Expenses, after Waivers	0.36%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.36%	0.39%	0.39%	0.39%	0.43%
Net investment income, after Waivers	0.92%	0.80%	0.84%	0.85%	1.73%
Portfolio turnover rate(d)	17%	19%	30%	105%	2%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco Russell Top 200 Pure Value ETF (PXLV)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$38.01	$35.60	$29.58	$30.63	$29.40
Net investment income(a)	1.03	0.93	0.73	0.80	0.72
Net realized and unrealized gain (loss) on investments	2.06	2.28	6.13	(1.09)	1.16
Total from investment operations	3.09	3.21	6.86	(0.29)	1.88
Distributions to shareholders from:
Net investment income	(1.10)	(0.80)	(0.84)	(0.76)	(0.65)
Net asset value at end of year	$40.00	$38.01	$35.60	$29.58	$30.63
Market price at end of year(b)	$39.99	$38.03	$35.63	$29.55	$30.62
Net Asset Value Total Return(c)	8.40%	9.07%	23.47%	(0.84)%	6.41%
Market Price Total Return(c)	8.31%	9.04%	23.69%	(0.92)%	6.41%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$96,009	$104,539	$74,770	$68,029	$41,348
Ratio to average net assets of:
Expenses, after Waivers	0.39%	0.39%	0.39%	0.39%	0.39%
Expenses, prior to Waivers	0.41%	0.44%	0.46%	0.55%	0.62%
Net investment income, after Waivers	2.70%	2.49%	2.23%	2.78%	2.37%
Portfolio turnover rate(d)	32%	25%	28%	77%	2%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco Zacks Mid-Cap ETF (CZA)

	Year Ended April 30, 2019		Eight Months Ended April 30, 2018		Years Ended August 31,
					2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$64.70		$61.60		$53.00	$49.05	$49.97	$40.44
Net investment income(a)	0.90		0.53		0.81	0.87	0.50	0.41
Net realized and unrealized gain (loss) on investments	5.82		3.29		8.81	3.73	(1.05)	9.58
Total from investment operations	6.72		3.82		9.62	4.60	(0.55)	9.99
Distributions to shareholders from:
Net investment income	(0.75)		(0.72)		(1.02)	(0.65)	(0.37)	(0.46)
Net asset value at end of period	$70.67		$64.70		$61.60	$53.00	$49.05	$49.97
Market price at end of period	$70.75	(b)	$64.75	(b)	$61.67	$52.94	$49.09	$50.04
Net Asset Value Total Return(c)	10.68%		6.19%		18.40%	9.53%	(1.11)%	24.81%
Market Price Total Return(c)	10.72%		6.14%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$265,019		$255,584		$203,284	$143,100	$149,597	$132,428
Ratio to average net assets of:
Expenses, after Waivers	0.65	%(e)	0.65	%(d)	0.65%	0.65%	0.65%	0.66%
Expenses, prior to Waivers	0.70	%(e)	0.74	%(d)	0.74%	0.74%	0.73%	0.73%
Net investment income, after Waivers	1.36%		1.23	%(d)	1.43%	1.78%	1.01%	0.89%
Portfolio turnover rate(f)	170%		136%		181%	172%	164%	175%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco Zacks Multi-Asset Income ETF (CVY)

	Year Ended April 30, 2019		Eight Months Ended April 30, 2018		Years Ended August 31,
					2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$21.87		$21.11		$19.75	$19.92	$26.06	$23.34
Net investment income(a)	0.81		0.49		0.80	0.87	1.30	1.38
Net realized and unrealized gain (loss) on investments	0.38		0.94		1.46	(0.06)	(6.10)	2.57
Total from investment operations	1.19		1.43		2.26	0.81	(4.80)	3.95
Distributions to shareholders from:
Net investment income	(0.81)		(0.59)		(0.60)	(0.98)	(1.31)	(1.23)
Return of capital	—		(0.08)		(0.30)	—	(0.03)	—
Total distributions	(0.81)		(0.67)		(0.90)	(0.98)	(1.34)	(1.23)
Net asset value at end of period	$22.25		$21.87		$21.11	$19.75	$19.92	$26.06
Market price at end of period	$22.27	(b)	$21.87	(b)	$21.08	$19.74	$19.89	$26.05
Net Asset Value Total Return(c)	5.67%		6.83%		11.73%	4.49%	(18.90)%	17.29%
Market Price Total Return(c)	5.76%		6.98%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$229,220		$286,460		$346,144	$427,658	$647,321	$1,485,282
Ratio to average net assets of:
Expenses, after Waivers	0.65	%(e)	0.65	%(d)(e)	0.65%	0.65%	0.65%	0.66%
Expenses, prior to Waivers	0.71	%(e)	0.74	%(d)(e)	0.72%	0.73%	0.71%	0.71%
Net investment income, after Waivers	3.71%		3.38	%(d)	3.93%	4.62%	5.68%	5.54%
Portfolio turnover rate(f)	196%		142%		203%	228%	213%	180%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2019

Note 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Large Cap Growth ETF (PWB)	“Dynamic Large Cap Growth ETF”
Invesco Dynamic Large Cap Value ETF (PWV)	“Dynamic Large Cap Value ETF”
Invesco Russell 2000 Pure Growth ETF (PXSG)	“Russell 2000 Pure Growth ETF”
Invesco Russell 2000 Pure Value ETF (PXSV)	“Russell 2000 Pure Value ETF”
Invesco Russell Midcap Equal Weight ETF (EQWM)	“Russell Midcap Equal Weight ETF”
Invesco Russell Midcap Pure Growth ETF (PXMG)	“Russell Midcap Pure Growth ETF”
Invesco Russell Midcap Pure Value ETF (PXMV)	“Russell Midcap Pure Value ETF”
Invesco Russell Top 200 Equal Weight ETF (EQWL)	“Russell Top 200 Equal Weight ETF”
Invesco Russell Top 200 Pure Growth ETF (PXLG)	“Russell Top 200 Pure Growth ETF”
Invesco Russell Top 200 Pure Value ETF (PXLV)	“Russell Top 200 Pure Value ETF”
Invesco Zacks Mid-Cap ETF (CZA)	“Zacks Mid-Cap ETF”
Invesco Zacks Multi-Asset Income ETF (CVY)	“Zacks Multi-Asset Income ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Large Cap Growth ETF	Dynamic Large Cap Growth IntellidexSM Index
Dynamic Large Cap Value ETF	Dynamic Large Cap Value IntellidexSM Index
Russell 2000 Pure Growth ETF	Russell 2000® Pure Growth Index
Russell 2000 Pure Value ETF	Russell 2000® Pure Value Index
Russell Midcap Equal Weight ETF	Russell Midcap® Equal Weight Index
Russell Midcap Pure Growth ETF	Russell Midcap® Pure Growth Index
Russell Midcap Pure Value ETF	Russell Midcap® Pure Value Index
Russell Top 200 Equal Weight ETF	Russell Top 200® Equal Weight Index
Russell Top 200 Pure Growth ETF	Russell Top 200® Pure Growth Index
Russell Top 200 Pure Value ETF	Russell Top 200® Pure Value Index
Zacks Mid-Cap ETF	Zacks Mid-Cap Core Index
Zacks Multi-Asset Income ETF	Zacks Multi-Asset Income Index

Note 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

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A.	Security Valuation — Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments. Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no

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obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for Funds that invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Diversified Fund Risk. Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, cost or liquidity constraints.

REIT Risk. For certain Funds, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

Small- and Mid-Capitalization Securities Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Growth Risk. For certain Funds, the market values of “growth” securities may be more volatile than other types of investments. The returns on “growth” securities may or may not move in tandem with the returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Value Risk. For certain Funds, “value” securities are subject to the risk that the valuations never improve or that the returns on “value” securities are less than returns on other styles of investing or the overall stock market. Thus, the value of each Fund’s investments will vary and at times may be lower or higher than that of other types of investments.

Investment in Investment Companies Risk. For certain Funds, investing in other investment companies, including exchange-traded funds (“ETFs”), business development companies and closed-end funds, subjects each Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, each Fund and its shareholders will incur its pro rata share of the underlying

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investment companies’ expenses, which will reduce each Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by each Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

Depositary Receipt Risk. Certain Funds may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in each Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of each Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Portfolio Turnover Risk. For certain Funds, each may engage in active and frequent trading of its portfolio securities to reflect the rebalancing of its Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C.

Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders — Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly (except for Zacks Mid-Cap ETF, which declare and pay dividends from net investment income, if any, to shareholders annually) and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes — Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates — The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending — During the fiscal year ended April 30, 2019, each Fund (except Invesco Russell Top 200 Pure Value ETF) participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended April 30, 2018, distributions from distributable earnings consisted of distributions from net investment income. For the year ended August 31, 2017, distributions from distributable earnings for Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF consisted of distributions from net investment income.

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Note 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each of Russell 2000 Pure Growth ETF, Russell 2000 Pure Value ETF, Russell Midcap Pure Growth ETF, Russell Midcap Pure Value ETF, Russell Top 200 Pure Growth ETF and Russell Top 200 Pure Value ETF accrues daily and pays monthly to the Adviser an annual fee of 0.29% of the Fund’s average daily net assets. Each of Russell Midcap Equal Weight ETF and Russell Top 200 Equal Weight ETF accrues daily and pays monthly to the Adviser an annual fee of 0.25% of the Fund’s average daily net assets. Each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each of Russell 2000 Pure Growth ETF, Russell 2000 Pure Value ETF, Russell Midcap Pure Growth ETF, Russell Midcap Pure Value ETF, Russell Top 200 Pure Growth ETF and Russell Top 200 Pure Value ETF from exceeding 0.39% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2021. The Expense Cap for each of Russell Midcap Equal Weight ETF and Russell Top 200 Equal Weight ETF is 0.25% of the Fund’s average daily net assets per year, through at least August 31, 2021. The Expense Cap for each of Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Zacks Mid-Cap ETF, and Zacks Multi-Asset Income ETF is 0.60% of the Fund’s average daily net assets per year, through at least August 31, 2021 and sub-licensing fees are excluded from the expenses subject to the Expense Cap for these Funds in addition to the excluded expenses above. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2021. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the fiscal year ended April 30, 2019 under this Expense Cap for Dynamic Large Cap Growth ETF, Dynamic Large Cap Value ETF, Russell Mid Cap Pure Growth ETF and Russell Top 200 Pure Growth ETF.

Further, the Adviser agrees to reimburse Zacks Mid-Cap ETF and Zacks Multi-Asset Income ETF in the amount equal to the licensing fees that each Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.65% through at least April 6, 2020.

Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Large Cap Growth ETF	$653
Dynamic Large Cap Value ETF	1,706
Russell 2000 Pure Growth ETF	38,107
Russell 2000 Pure Value ETF	36,121
Russell Midcap Equal Weight ETF	88,365
Russell Midcap Pure Growth ETF	578
Russell Midcap Pure Value ETF	44,978
Russell Top 200 Equal Weight ETF	100,450
Russell Top 200 Pure Growth ETF	369
Russell Top 200 Pure Value ETF	24,914
Zacks Mid-Cap ETF	115,956
Zacks Multi-Asset Income ETF	145,107

The fees waived and/or expenses borne by the Adviser pursuant to the Expense Cap are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

95

For the following Funds, the amounts available for potential recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2019 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/20	4/30/21	4/30/22
Russell 2000 Pure Growth ETF	$191,015	$74,308	$78,817	$37,890
Russell 2000 Pure Value ETF	138,413	48,568	53,922	35,923
Russell Midcap Equal Weight ETF	300,486	106,293	105,995	88,198
Invesco Russell Midcap Pure Growth ETF	21,413	—	21,413	—
Invesco Russell Midcap Pure Value ETF	164,022	54,220	64,988	44,814
Invesco Russell Top 200 Equal Weight ETF	315,118	97,104	117,735	100,279
Invesco Russell Top 200 Pure Value ETF	114,664	45,267	44,708	24,689
Invesco Zacks Mid-Cap ETF	151,783	—	36,226	115,557
Invesco Zacks Multi-Asset Income ETF	199,252	—	54,833	144,419

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Dynamic Large Cap Growth ETF	ICE Data Indices, LLC
Dynamic Large Cap Value ETF	ICE Data Indices, LLC
Russell 2000 Pure Growth ETF	Frank Russell Company
Russell 2000 Pure Value ETF	Frank Russell Company
Russell Midcap Equal Weight ETF	Frank Russell Company
Russell Midcap Pure Growth ETF	Frank Russell Company
Russell Midcap Pure Value ETF	Frank Russell Company
Russell Top 200 Equal Weight ETF	Frank Russell Company
Russell Top 200 Pure Growth ETF	Frank Russell Company
Russell Top 200 Pure Value ETF	Frank Russell Company
Zacks Mid-Cap ETF	Zacks Investment Research, Inc.
Zacks Multi-Asset Income ETF	Zacks Investment Research, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. Each Fund is required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4—Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2019.

Russell 2000 Pure Value ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2019	Dividend Income
Invesco Mortgage Capital, Inc.	$407,568	$180,480	$(364,961)	$(10,764)	$15,798	$228,121	$20,957

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Russell Midcap Equal Weight ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.	$10,748	$6,927	$(198)	$(2,505)	$(208)	$14,764	$626

Russell Midcap Pure Value ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain	Value April 30, 2019	Dividend Income
Invesco Ltd.	$—	$355,875	$(20,342)	$(61,462)	$224	$274,295	$10,473

Zacks Multi-Asset Income ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.*	$1,693,818	$2,725,911	$(3,933,688)	$198,754	$(684,795)	$—	$39,843

*	At April 30, 2019, this security was no longer held.

Note 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Zacks Multi-Asset Income ETF
Investments in Securities
Common Stocks & Other Equity Interests	$228,549,215	$9,461	$—	$228,558,676
Money Market Funds	13,373,795	—	—	13,373,795

Total Investments	$241,923,010	$9,461	$—	$241,932,471

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Note 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2019 and 2018:

	2019	2018
	Ordinary Income	Ordinary Income
Dynamic Large Cap Growth ETF	$6,443,887	$3,410,983
Dynamic Large Cap Value ETF	30,425,316	26,977,108
Russell 2000 Pure Growth ETF	300,605	179,332
Russell 2000 Pure Value ETF	1,557,211	1,477,472
Russell Midcap Equal Weight ETF	332,865	331,455
Russell Midcap Pure Growth ETF	462,502	96,720
Russell Midcap Pure Value ETF	1,232,093	1,357,922
Russell Top 200 Equal Weight ETF	1,304,748	870,869
Russell Top 200 Pure Growth ETF	2,249,583	1,352,332
Russell Top 200 Pure Value ETF	2,896,174	1,878,389

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended April 30, 2019, Period September 1, 2017 to April 30, 2018 and Year Ended August 31, 2017:

	2019		2018		2017
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
Zacks Mid-Cap ETF	$2,835,826	—	$2,665,110	$—	$2,792,900	$—
Zacks Multi-Asset Income ETF	9,787,271	—	8,796,889	1,180,314	11,665,472	5,893,641

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investment Securities	Net Unrealized Appreciation (Depreciation)— Other Investments	Capital Loss Carryforwards	Late Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Dynamic Large Cap Growth ETF	$1,236,089	$(63,717)	$47,516,721	$—	$(95,688,650)	$—	$805,056,124	$758,056,567
Dynamic Large Cap Value ETF	1,731,019	(89,512)	25,941,892	—	(351,166,463)	—	1,364,945,065	1,041,362,001
Russell 2000 Pure Growth ETF	50,902	(31,537)	(1,765,954)	—	(14,108,939)	—	105,350,037	89,494,509
Russell 2000 Pure Value ETF	305,854	(34,869)	(1,548,683)	—	(20,032,117)	—	100,103,457	78,793,642
Russell Midcap Equal Weight ETF	53,458	(29,944)	3,449,526	—	(4,158,792)	—	26,058,041	25,372,289
Russell Midcap Pure Growth ETF	—	(43,306)	67,438,031	—	(22,622,657)	(52,393)	581,179,209	625,898,884
Russell Midcap Pure Value ETF	285,294	(32,621)	1,150,847	—	(12,433,181)	—	62,838,378	51,808,717
Russell Top 200 Equal Weight ETF	139,562	(31,070)	8,161,254	—	(1,956,577)	—	53,435,557	59,748,726
Russell Top 200 Pure Growth ETF	378,248	(27,188)	18,324,429	—	(14,452,280)	—	224,864,900	229,088,109
Russell Top 200 Pure Value ETF	293,866	(23,078)	4,859,786	—	(4,560,370)	—	95,438,913	96,009,117
Zacks Mid-Cap ETF	1,604,330	(1,011,033)	23,269,180	—	(59,310,903)	—	300,467,040	265,018,614
Zacks Multi-Asset Income ETF	—	(677,322)	2,582,440	—	(402,768,321)	—	630,083,515	229,220,312
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards for each Fund as of April 30, 2019:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
Dynamic Large Cap Growth ETF	$95,688,650	$—	$95,688,650
Dynamic Large Cap Value ETF	312,854,755	38,311,708	351,166,463
Russell 2000 Pure Growth ETF	8,216,975	5,891,964	14,108,939
Russell 2000 Pure Value ETF	10,105,893	9,926,224	20,032,117
Russell Midcap Equal Weight ETF	1,624,887	2,533,905	4,158,792
Russell Midcap Pure Growth ETF	13,336,653	9,286,004	22,622,657
Russell Midcap Pure Value ETF	8,307,220	4,125,961	12,433,181
Russell Top 200 Equal Weight ETF	818,579	1,137,998	1,956,577
Russell Top 200 Pure Growth ETF	4,627,302	9,824,978	14,452,280
Russell Top 200 Pure Value ETF	2,671,757	1,888,613	4,560,370
Zacks Mid-Cap ETF	55,638,018	3,672,885	59,310,903
Zacks Multi-Asset Income ETF	332,268,698	70,499,623	402,768,321

*

Capital loss carryforwards as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

Note 7—Investment Transactions

For the fiscal year ended April 30, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Large Cap Growth ETF	$1,198,577,837	$1,199,169,248
Dynamic Large Cap Value ETF	2,336,706,515	2,336,050,198
Russell 2000 Pure Growth ETF	34,752,255	35,008,103
Russell 2000 Pure Value ETF	38,816,455	38,272,340
Russell Midcap Equal Weight ETF	7,165,231	9,216,808
Russell Midcap Pure Growth ETF	93,536,742	92,154,641
Russell Midcap Pure Value ETF	23,565,796	24,188,201
Russell Top 200 Equal Weight ETF	14,719,297	16,986,158
Russell Top 200 Pure Growth ETF	44,171,214	42,681,892
Russell Top 200 Pure Value ETF	32,985,979	32,530,133
Zacks Mid-Cap ETF	428,571,359	427,297,381
Zacks Multi-Asset Income ETF	534,499,677	507,783,536

For the fiscal year ended April 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Large Cap Growth ETF	$1,091,075,846	$971,740,286
Dynamic Large Cap Value ETF	1,131,147,036	1,471,258,435
Russell 2000 Pure Growth ETF	95,572,493	56,354,023
Russell 2000 Pure Value ETF	34,910,499	30,524,211
Russell Midcap Equal Weight ETF	4,600,813	2,400,241
Russell Midcap Pure Growth ETF	562,248,056	149,123,592
Russell Midcap Pure Value ETF	22,841,353	19,031,763
Russell Top 200 Equal Weight ETF	7,768,900	10,616,485
Russell Top 200 Pure Growth ETF	183,300,487	199,912,766
Russell Top 200 Pure Value ETF	37,870,225	52,309,255
Zacks Mid-Cap ETF	255,251,708	268,435,443
Zacks Multi-Asset Income ETF	270,092,855	351,724,303

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Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Large Cap Growth ETF	$66,427,557	$(18,910,836)	$47,516,721	$710,764,465
Dynamic Large Cap Value ETF	58,987,631	(33,045,739)	25,941,892	1,016,007,909
Russell 2000 Pure Growth ETF	10,283,697	(12,049,651)	(1,765,954)	98,331,213
Russell 2000 Pure Value ETF	8,173,736	(9,722,419)	(1,548,683)	84,333,531
Russell Midcap Equal Weight ETF	4,990,238	(1,540,712)	3,449,526	22,923,396
Russell Midcap Pure Growth ETF	81,537,607	(14,099,576)	67,438,031	560,555,019
Russell Midcap Pure Value ETF	5,017,564	(3,866,717)	1,150,847	51,375,583
Russell Top 200 Equal Weight ETF	10,480,476	(2,319,222)	8,161,254	51,842,766
Russell Top 200 Pure Growth ETF	24,893,463	(6,569,034)	18,324,429	215,577,042
Russell Top 200 Pure Value ETF	9,456,413	(4,596,627)	4,859,786	91,132,768
Zacks Mid-Cap ETF	26,345,207	(3,076,027)	23,269,180	245,090,088
Zacks Multi-Asset Income ETF	5,917,163	(3,334,723)	2,582,440	239,350,031

Note 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions, the use of a portion of the proceeds from redemptions as distributions and passive foreign investment companies, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Large Cap Growth ETF	$—	$(123,739,503)	$123,739,503
Dynamic Large Cap Value ETF	(412,501)	(138,934,933)	139,347,434
Russell 2000 Pure Growth ETF	—	(8,383,459)	8,383,459
Russell 2000 Pure Value ETF	59,554	(3,100,072)	3,040,518
Russell Midcap Equal Weight ETF	208	(136,970)	136,762
Russell Midcap Pure Growth ETF	14,083	(20,809,720)	20,795,637
Russell Midcap Pure Value ETF	—	(509,440)	509,440
Russell Top 200 Equal Weight ETF	—	(880,460)	880,460
Russell Top 200 Pure Growth ETF	—	(66,490,989)	66,490,989
Russell Top 200 Pure Value ETF	—	(8,052,459)	8,052,459
Zacks Mid-Cap ETF	(313,658)	(30,526,542)	30,840,200
Zacks Multi-Asset Income ETF	(303,322)	(31,116,850)	31,420,172

Note 9—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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Note 10—Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

Note 11—Subsequent Events

Effective as of the close of markets on June 21, 2019, each Fund below changed its name, ticker, index provider, underlying index, investment objective and principal investment strategy. The new name, ticker and underlying index are as follows:

Current Fund Name	New Fund Name	Current Ticker Symbol	New Ticker Symbol	Current Underlying Index	New Underlying Index
Invesco Russell Top 200 Equal Weight ETF	Invesco S&P 100 Equal Weight ETF	EQWL	No Change	Russell Top 200® Equal Weight Index	S&P 100 Equal Weight Index
Invesco Russell Midcap Equal Weight ETF	Invesco S&P MidCap Quality ETF	EQWM	XMHQ	Russell Midcap® Equal Weight Index	S&P MidCap 400 Quality Index
Invesco Russell Top 200 Pure Growth ETF	Invesco S&P 500 GARP ETF	PXLG	SPGP	Russell Top 200® Pure Growth Index	S&P 500 Growth at a Reasonable Price Index
Invesco Russell Midcap Pure Growth ETF	Invesco S&P MidCap Momentum ETF	PXMG	XMMO	Russell Midcap® Pure Growth Index	S&P MidCap 400 Momentum Index
Invesco Russell 2000 Pure Growth ETF	Invesco S&P SmallCap Momentum ETF	PXSG	XSMO	Russell 2000® Pure Growth Index	S&P SmallCap 600 Momentum Index
Invesco Russell Top 200 Pure Value ETF	Invesco S&P 500 Value with Momentum ETF	PXLV	SPVM	Russell Top 200® Pure Value Index	S&P 500 High Momentum Value Index
Invesco Russell Midcap Pure Value ETF	Invesco S&P MidCap Value with Momentum ETF	PXMV	XMVM	Russell Midcap® Pure Value Index	S&P 400 High Momentum Value Index
Invesco Russell 2000 Pure Value ETF	Invesco S&P SmallCap Value with Momentum ETF	PXSV	XSVM	Russell 2000® Pure Value Index	S&P 600 High Momentum Value Index

101

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco S&P SmallCap Momentum ETF, Invesco S&P SmallCap Value with Momentum ETF, Invesco S&P MidCap Quality ETF, Invesco S&P MidCap Momentum ETF, Invesco S&P MidCap Value with Momentum ETF, Invesco S&P 100 Equal Weight ETF, Invesco S&P 500 GARP ETF, Invesco S&P 500 Value with Momentum ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Large Cap Growth ETF, Invesco Dynamic Large Cap Value ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Equal Weight ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Equal Weight ETF, Invesco Russell Top 200 Pure Growth ETF, Invesco Russell Top 200 Pure Value ETF, Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for the year ended April 30, 2019 and for the eight months ended April 30, 2018), including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for the year ended April 30, 2019 and for the eight months ended April 30, 2018) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for the year ended April 30, 2019 and for the eight months ended April 30, 2018), and each of the financial highlights for each of the five years in the period ended April 30, 2019 (or for Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF, for the year ended April 30, 2019 and for the eight months ended April 30, 2018), in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Zacks Mid-Cap ETF (Predecessor Fund Guggenheim Mid-Cap Core ETF ) and Invesco Zacks Multi-Asset Income ETF (Predecessor Fund Guggenheim Multi-Asset Income ETF ) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

102

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

In addition to the fees and expenses which the Invesco Zacks Mid-Cap ETF and Invesco Zacks Multi-Asset Income ETF (collectively, the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly is included in each Portfolio’s total return.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by the Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Large Cap Growth ETF (PWB)
Actual	$1,000.00	$1,103.70	0.55%	$2.87
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76
Invesco Dynamic Large Cap Value ETF (PWV)
Actual	1,000.00	1,045.70	0.54	2.74
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71
Invesco Russell 2000 Pure Growth ETF (PXSG)
Actual	1,000.00	1,074.70	0.39	2.01
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Russell 2000 Pure Value ETF (PXSV)
Actual	1,000.00	1,011.20	0.39	1.94
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96

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Calculating your ongoing Fund expenses (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Russell Midcap Equal Weight ETF (EQWM)
Actual	$1,000.00	$1,092.80	0.25%	$1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
Invesco Russell Midcap Pure Growth ETF (PXMG)
Actual	1,000.00	1,241.40	0.39	2.17
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Russell Midcap Pure Value ETF (PXMV)
Actual	1,000.00	1,098.70	0.39	2.03
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Russell Top 200 Equal Weight ETF (EQWL)
Actual	1,000.00	1,099.40	0.25	1.30
Hypothetical (5% return before expenses)	1,000.00	1,023.55	0.25	1.25
Invesco Russell Top 200 Pure Growth ETF (PXLG)
Actual	1,000.00	1,133.60	0.36	1.90
Hypothetical (5% return before expenses)	1,000.00	1,023.01	0.36	1.81
Invesco Russell Top 200 Pure Value ETF (PXLV)
Actual	1,000.00	1,091.20	0.39	2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.86	0.39	1.96
Invesco Zacks Mid-Cap ETF (CZA)
Actual	1,000.00	1,133.19	0.65	3.44
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26
Invesco Zacks Multi-Asset Income ETF (CVY)
Actual	1,000.00	1,089.58	0.65	3.37
Hypothetical (5% return before expenses)	1,000.00	1,021.57	0.65	3.26

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

104

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2019:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends-Received Deduction*
Invesco Dynamic Large Cap Growth ETF	0%	100%	100%
Invesco Dynamic Large Cap Value ETF	0%	100%	100%
Invesco Russell 2000 Pure Growth ETF	0%	76%	76%
Invesco Russell 2000 Pure Value ETF	37%	75%	69%
Invesco Russell Midcap Equal Weight ETF	0%	100%	100%
Invesco Russell Midcap Pure Growth ETF	0%	100%	100%
Invesco Russell Midcap Pure Value ETF	42%	86%	81%
Invesco Russell Top 200 Equal Weight ETF	0%	100%	100%
Invesco Russell Top 200 Pure Growth ETF	0%	100%	100%
Invesco Russell Top 200 Pure Value ETF	0%	100%	100%
Invesco Zacks Mid-Cap ETF	0%	100%	88%
Invesco Zacks Multi-Asset Income ETF	0%	89%	72%

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

105

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None.

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club For Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

106

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	241	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

107

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco North American Holdings, Inc.; Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008–2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	241	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

109

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

110

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

111

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 53 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BRIC ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA NASDAQ Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Retail ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco Insider Sentiment ETF

Invesco International Dividend AchieversTM ETF

Invesco Russell 2000 Pure Growth ETF

Invesco Russell 2000 Pure Value ETF

Invesco Russell Midcap Equal Weight ETF

Invesco Russell Midcap Pure Growth ETF

Invesco Russell Midcap Pure Value ETF

Invesco Russell Top 200 Equal Weight ETF

Invesco Russell Top 200 Pure Growth ETF

Invesco Russell Top 200 Pure Value ETF

Invesco S&P 500® Quality ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase

112

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend Achievers™ ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Equal Weight ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Equal Weight ETF, Invesco Russell Top 200 Pure Growth ETF, Invesco Russell Top 200 Pure Value ETF and Invesco S&P 500® Quality ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.16% for Invesco Dynamic Retail ETF.);

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25% of the Fund’s average daily net assets for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.17% for Invesco Russell Midcap Equal Weight ETF.); and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF (The Trustees noted that, prior to September 24, 2018, the Fund’s advisory fee was 0.29%.).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2021, as set forth below:

●

0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA NASDAQ Momentum ETF and Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US

113

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF;

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for Invesco S&P 500 Quality ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF	X		X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X

114

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF	X		X
Invesco Russell Midcap Pure Value ETF	X		X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X

115

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF			X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF			X
Invesco Russell Midcap Pure Value ETF			X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X

116

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF and Invesco WilderHill Clean Energy ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps. The Trustees also noted that the Adviser has agreed to reimburse certain Funds in the amount equal to the licensing fee paid that causes that Fund’s annual operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed a percentage of that Fund’s average daily net assets through April 6, 2020 (May 18, 2020 for Invesco BRIC ETF) as set forth below:

Invesco BRIC ETF	0.64%
Invesco Insider Sentiment ETF	0.60%
Invesco S&P Spin-Off ETF	0.64%
Invesco Zacks Mid-Cap ETF	0.65%
Invesco Zacks Multi-Asset Income ETF	0.65%

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Amended and Restated Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF and Invesco DWA NASDAQ Momentum ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

117

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

118

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-5	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2019

PPA	Invesco Aerospace & Defense ETF

EEB	Invesco BRIC ETF

PZD	Invesco CleantechTM ETF

PDP	Invesco DWA Momentum ETF

PSP	Invesco Global Listed Private Equity ETF

PGJ	Invesco Golden Dragon China ETF

NFO	Invesco Insider Sentiment ETF

RYJ	Invesco Raymond James SB-1 Equity ETF

PBP	Invesco S&P 500 BuyWrite ETF

SPHQ	Invesco S&P 500® Quality ETF

CSD	Invesco S&P Spin-Off ETF

PHO	Invesco Water Resources ETF

PBW	Invesco WilderHill Clean Energy ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for U.S. equities. Throughout the summer, U.S. equities moved higher as corporate profits surged amid the benefit of corporate tax cuts and improving global economic growth. Several U.S. equity indexes reached new highs despite potential headwinds, including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October 2018, as U.S. equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the U.S. and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June, September and December 2018. Following December’s Fed meeting, the Fed raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, which signaled a slightly more dovish stance than expected.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Equity markets rebounded at the start of 2019, fueled by optimism about a potential U.S.-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data were mixed and overseas growth appeared to be slowing. By the end of the fiscal year, the U.S. equity market generally recovered the losses from fourth quarter 2018, backed by improving investor sentiment, low unemployment and a growing economy.

[1]	Source: Bloomberg
[2]	Source: U.S. Federal Reserve

Global Equity

The fiscal year began with significant market and currency volatility. While most domestic equity indexes delivered positive performance at the beginning of the fiscal year, most major international indexes had negative results. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns, such as geopolitical uncertainty and the potential impact of higher interest rates, also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October 2018. Global equity markets (particularly the U.S.) declined sharply in the fourth quarter of 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing U.S.-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Following the sharp sell-off in the later part of 2018, global equities rebounded in the beginning of 2019, fueled by accommodative central bank policy and the potential for a U.S.-China trade deal. Central bank policy provided a supportive environment for equities and fixed income, even as global economic growth appeared to be slowing. In January, China’s central bank initiated a stimulus program to counteract its slowing economy, while the European Central Bank and U.S. Federal Reserve later indicated they would not raise interest rates for the remainder of 2019. Lack of consensus on a deal for the U.K.’s withdrawal from the European Union prompted additional concerns for the U.K. and eurozone economies, though equity markets across the region posted gains. U.S. and Chinese equities also delivered robust gains. Both emerging and developed markets had positive returns for the first quarter of 2019.

Despite concerns over a decline in global growth for 20191, global equity indexes, in general, ended the fiscal year in positive territory, with developed markets outperforming emerging markets.

[1]	Source: International Monetary Fund World

3

PPA	Manager’s Analysis
Invesco Aerospace & Defense ETF (PPA)

As an index fund, the Invesco Aerospace & Defense ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the SPADE® Defense Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index. These companies are engaged principally in the development, manufacture, operation and support of U.S. defense, military, homeland security and space operations. These may include, for example, companies that provide the following products or services: defense electronics, aircraft, naval vessels, missiles, spacecraft and launch vehicles, ground vehicles, communications, sensors, information technology and network centric warfare, unmanned vehicles, satellite-based services and ground-based equipment and electronics, products or services.

Strictly in accordance with its guidelines and mandated procedures, SPADE Indexes, LLC (the “Index Provider”) identifies common stocks for inclusion in the Index and weights them according to its modified market capitalization methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 12.27%. On a net asset value (“NAV”) basis, the Fund returned 12.33%. During the same time period, the Index returned 12.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Aerospace & Defense Index (the “Benchmark Index”) returned 8.66%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors due primarily to its exposure to the aerospace and defense industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that limits its constituents to companies that are involved in U.S. defense, military, homeland security and space operations, whereas the Benchmark Index includes companies that are involved in the commercial aerospace industry as well.

Relative to the Benchmark Index, the Fund was most overweight in the IT consulting & other services industry and most underweight in the aerospace & defense industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the overweight allocation to the industrial conglomerates, metal & glass containers and IT consulting & other services industries.

For the fiscal year ended April 30, 2019, the aerospace & defense industry contributed most significantly to the Fund’s return, followed by the industrial conglomerates and metal & glass containers industries, respectively. The systems software detracted most significantly from the Fund’s return, followed by the diversified support services industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included TransDigm Group Inc., an aerospace & defense company (portfolio average weight of 4.12%) and Honeywell International Inc., an industrial conglomerates company (portfolio average weight of 7.01%). Positions that detracted most significantly from the Fund’s return during this period included Raytheon Co., an aerospace & defense company (portfolio average weight of 5.62%) and General Dynamics Corp., an aerospace & defense company (portfolio average weight of 5.67%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Aerospace & Defense	71.2
IT Services	9.1
Industrial Conglomerates	7.3
Containers & Packaging	3.8
Machinery	3.1
Industry Type Each Less Than 3%	5.5
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
United Technologies Corp.	7.4
Lockheed Martin Corp.	7.4
Honeywell International, Inc.	7.3
Boeing Co. (The)	6.6
General Dynamics Corp.	5.5
Raytheon Co.	5.3
Northrop Grumman Corp.	5.3
TransDigm Group, Inc.	4.0
L3 Technologies, Inc.	3.9
Harris Corp.	3.9
Total	56.6

*	Excluding money market fund holdings.

4

Invesco Aerospace & Defense ETF (PPA) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
SPADE® Defense Index	12.97%	21.40%	78.93%	15.98%	109.89%	18.78%	458.80%	12.99%	421.05%
S&P Composite 1500® Aerospace & Defense Index	8.66	22.00	81.60	16.43	113.97	19.97	517.39	14.31	509.62
Fund
NAV Return	12.33	20.69	75.79	15.28	103.63	18.02	424.16	12.28	378.16
Market Price Return	12.27	20.71	75.87	15.29	103.71	18.03	424.65	12.28	378.58

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

EEB	Manager’s Analysis
Invesco BRIC ETF (EEB)

As an index fund, the Invesco BRIC ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P/BNY Mellon BRIC Select DR Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider” or “S&P DJI”) compiles, maintains, and calculates the Index, which is comprised of exchange-listed American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”) that represent securities of companies from Brazil, Russia, India and China and, when appropriate, China H-shares (securities issued by companies incorporated in mainland China and listed on the Hong Kong Stock Exchange). The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from August 31 to April 30. For the fiscal period from September 1, 2018 to April 30, 2019, on a market price basis, the Fund returned 8.47%. On a net asset value (“NAV”) basis, the Fund returned 8.34%. During the same time period, the Index returned 8.71%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the MSCI Emerging Markets IndexSM (Net) (the “Benchmark Index”) returned 3.30%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,140 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of emerging market equities.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the information technology sector during the fiscal period ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to stock selection in the financials sector.

For the fiscal period ended April 30, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the energy and materials sectors, respectively. The real estate sector was the greatest detractor from the Fund’s return, followed by the health care sector.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2019, included Reliance Banco Bradesco S.A. Sponsored ADR Pfd, a financials company (portfolio average weight of 2.25%), and Itau Unibanco Holding S.A. Sponsored ADR Pfd, a financials company (portfolio average weight of 2.94%). Positions that detracted most significantly from the Fund’s return during this period included Baidu, Inc. Sponsored ADR, Class A, a communication services company (portfolio average weight of 3.21%), and China Petroleum & Chemical Corp., Class H, an energy company (portfolio average weight of 1.67%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Energy	21.2
Financials	19.9
Consumer Discretionary	17.4
Communication Services	15.7
Materials	8.3
Information Technology	5.1
Industrials	4.5
Consumer Staples	3.6
Sector Type Each Less Than 3%	4.3
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Alibaba Group Holding Ltd. ADR	9.3
HDFC Bank Ltd. ADR	4.5
Reliance Industries Ltd. GDR	3.8
China Mobile Ltd.	3.2
Baidu, Inc. ADR	2.9
Itau Unibanco Holding SA (Preference Shares) ADR	2.7
Infosys Ltd. ADR	2.7
Vale SA ADR	2.6
Sberbank of Russia PJSC ADR	2.6
Banco Bradesco SA ADR	2.4
Total	36.7

*	Excluding money market fund holdings.

6

Invesco BRIC ETF (EEB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P/BNY Mellon BRIC Select DR Index (Net)	1.78%	14.71%	50.94%	5.87%	33.02%	6.27%	83.75%	6.48%	120.68%
MSCI Emerging Markets IndexSM (Net)	(5.04)	11.25	37.69	4.04	21.91	7.50	106.18	5.07	86.66
Fund
NAV Return	1.14	13.89	47.72	5.14	28.50	5.60	72.40	5.72	101.64
Market Price Return	1.32	14.14	48.70	5.22	29.00	5.59	72.24	5.73	101.93

Guggenheim BRIC ETF (the “Predecessor Fund”) Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—BNY Mellon BRIC Select DR Index (Net) performance is comprised of the performance of the BNY Mellon BRIC Select ADR Index (Net) the Fund’s previous underlying index, prior to the conversion date, October 31, 2013, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Net returns reflect reinvested dividends net of withholding taxes.

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

7

PZD	Manager’s Analysis
Invesco CleantechTM ETF (PZD)

As an index fund, the Invesco CleantechTM ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of The Cleantech IndexTM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index, which is designed to track the performance of publicly traded clean technology (or “cleantech”) companies.

Strictly in accordance with its guidelines and mandated procedures, Cleantech Indices LLC (the “Index Provider”) identifies securities for inclusion in the Index. The Index Provider considers a company to be a cleantech company when it derives at least 50% of its revenues or operating profits from cleantech businesses, which are defined as: businesses that provide knowledge-based products (or services) that add economic value by reducing cost and raising productivity and/or product performance, while reducing the consumption of resources and the negative impact on the environment and public health. The Index focuses on companies that are leaders in the innovation and commercial deployment of cleantech products/services across a broad range of industries, including, but not limited to, clean energy, energy efficiency and transmission, clean water, advanced materials, eco-friendly agriculture, transportation, manufacturing efficiency, recycling and pollution prevention/remediation. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 7.55%. On a net asset value “NAV”) basis, the Fund returned 7.48%. During the same time period, the Index returned 7.97%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates. Performance compared to the Index was also negatively impacted as a result of differences in the valuation of certain holdings as part of the Fund’s fair valuation policies.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors of a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical components & equipment industry and most underweight in the interactive media & services industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to its significant overweight position in the semiconductor equipment industry and underweight position in the systems software industry.

For the fiscal year ended April 30, 2019, the industrial machinery industry contributed most significantly to the Fund’s return, followed by the semiconductors and heavy electrical equipment industries, respectively. The semiconductor equipment industry was the largest detracting industry, followed by the electrical components & equipment and specialty chemicals industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Cree, Inc., a semiconductors company (portfolio average weight of 2.57%), and Vestas Wind Systems A/S, a heavy electrical equipment company (portfolio average weight of 3.05%). Positions that detracted most significantly from the Fund’s return during this period included Umicore, a specialty chemicals company (portfolio average weight of 2.86%) and SMA Solar Technology AG, a semiconductor equipment company (portfolio average weight of 0.85%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Electrical Equipment	20.7
Machinery	11.6
Electronic Equipment, Instruments & Components	10.1
Semiconductors & Semiconductor Equipment	9.4
Professional Services	7.4
Chemicals	7.1
Software	6.2
Building Products	6.0
Industrial Conglomerates	4.4
Auto Components	3.1
Life Sciences Tools & Services	3.1
Industry Type Each Less Than 3%	10.9
Money Market Funds Plus Other Assets Less Liabilities	0.0

8

Invesco CleantechTM ETF (PZD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Autodesk, Inc.	3.2
Intertek Group PLC	3.2
Kingspan Group PLC	3.2
Siemens Gamesa Renewable Energy SA	3.1
BorgWarner, Inc.	3.1
Eurofins Scientific SE	3.1
Schneider Electric SE	3.1
Roper Technologies, Inc.	3.0
ANSYS, Inc.	3.0
ABB Ltd.	3.0
Total	31.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
The Cleantech Index™	7.97%	15.79%	55.24%	8.72%	51.91%	10.51%	171.61%	6.30%	114.81%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.53	178.75
Fund
NAV Return	7.48	14.96	51.93	8.02	47.04	9.67	151.72	5.53	96.19
Market Price Return	7.55	15.26	53.13	8.09	47.52	9.66	151.44	5.56	96.98

9

Invesco CleantechTM ETF (PZD) (continued)

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.67%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

10

PDP	Manager’s Analysis
Invesco DWA Momentum ETF (PDP)

As an index fund, the Invesco DWA Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index. The Index is composed of approximately 100 securities from an eligible universe of approximately 1,000 securities of the largest constituents by market capitalization within the NASDAQ US Benchmark Index.

Dorsey, Wright & Associates, LLC (the “Index Provider”) selects securities for the Index pursuant to a proprietary selection methodology that is designed to identify companies that demonstrate powerful relative strength characteristics. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market over a set period, or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price as compared to that of a benchmark index. Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark index. After giving each eligible security a momentum score, the Index Provider selects approximately 100 securities with the highest momentum scores from the universe of eligible securities for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 11.70%. On a net asset value (“NAV”) basis, the Fund returned 11.81%. During the same time period, the Index returned 12.45%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Growth Index (the “Benchmark Index”) returned 16.61%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,777 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. growth equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was overweight in the industrials sector and underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight and security selection in the information technology sector and security selection in the consumer discretionary sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and materials sectors, respectively. The consumer staples sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included O’Reilly Automotive, Inc., a consumer discretionary company (portfolio average weight of 2.90%) and ABIOMED, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included NVIDIA Corp., an information technology company (no longer held at fiscal year-end) and Nektar Therapeutics, a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	25.6
Consumer Discretionary	17.2
Industrials	15.3
Health Care	14.3
Materials	6.9
Financials	5.8
Real Estate	5.5
Consumer Staples	4.1
Sector Type Each Less Than 3%	5.4
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

11

Invesco DWA Momentum ETF (PDP) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
American Tower Corp.	2.9
Domino’s Pizza, Inc.	2.9
Mastercard, Inc., Class A	2.8
O’Reilly Automotive, Inc.	2.8
Roper Technologies, Inc.	2.4
Credit Acceptance Corp.	2.4
Ball Corp.	2.4
Church & Dwight Co., Inc.	2.3
Rollins, Inc.	2.3
W.R. Berkley Corp.	2.2
Total	25.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Dorsey Wright Technical Leaders Index	12.45%	14.41%	49.77%	10.83%	67.22%	16.03%	342.28%	8.26%	162.62%
Russell 3000® Growth Index	16.61	18.40	65.98	14.17	93.99	16.83	373.62	10.58	239.75
Fund
NAV Return	11.81	13.69	46.95	10.12	61.92	15.78	332.88	8.05	156.51
Market Price Return	11.70	13.71	47.01	10.14	62.08	15.79	333.25	8.03	156.02

12

Invesco DWA Momentum ETF (PDP) (continued)

Fund Inception: March 1, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Dorsey Wright® Technical Leaders Index is comprised of price only returns from Fund inception through the conversion date, December 31, 2013, and total returns starting at the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

13

PSP	Manager’s Analysis
Invesco Global Listed Private Equity ETF (PSP)

As an index fund, the Invesco Global Listed Private Equity ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Red Rocks Global Listed Private Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities (including American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”)) that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Red Rocks Capital LLC (the “Index Provider”) includes securities in the Index pursuant to a proprietary selection methodology. The Index is comprised of securities, ADRs and GDRs of 40 to 75 private equity companies, including business development companies, master limited partnerships and other vehicles that are listed on a nationally recognized exchange, all of whose principal businesses are to invest in, lend capital to, or provide services to privately held companies. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.36%. On a net asset value (“NAV”) basis, the Fund returned 2.28%. During the same time period, the Index returned 2.81%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage around the reinvestment of dividends received from the underlying portfolio holdings and trading costs incurred around portfolio rebalances.

During the same time period, the MSCI All Country World Index (Net) (the “Benchmark Index”) returned 5.06%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 1,636 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the global developed equity markets. The Fund has elected to use the Benchmark Index to represent its broad-based index rather than the MSCI EAFE® Index (Net) because the Benchmark Index more closely reflects the performance of the types of securities in which the Fund invests.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the asset management & custody industry and most underweight in the diversified banks industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to its overweight allocation to the multi-sector holdings and asset management & custody industries.

For the fiscal year ended April 30, 2019, the interactive media & services industry contributed most significantly to the Fund’s return, followed by the cable & satellite and wireless telecommunication services industries, respectively. The multi-sector holdings and industrial conglomerates industries were the largest detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included IAC/ InterActiveCorp., an interactive media & services company (portfolio average weight 4.99%) and Naspers Ltd., Class N, an internet & direct marketing company (portfolio average weight 4.37%). Positions that detracted most significantly from the Fund’s return during this period included Brait SE, a capital markets company (portfolio average weight of 1.14%) and Fosun International Ltd., an industrial conglomerate company (portfolio average weight of 2.52%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Capital Markets	49.6
Diversified Financial Services	15.4
Internet & Direct Marketing Retail	7.6
Interactive Media & Services	5.3
Electrical Equipment	3.6
Industry Type Each Less Than 3%	4.9
Money Market Funds Plus Other Assets Less Liabilities	13.6

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Naspers Ltd., Class N	5.9
IAC/InterActiveCorp.	5.3
3i Group PLC	3.9
Melrose Industries PLC	3.5
Partners Group Holding AG	3.3
Ares Capital Corp.	3.2
Apollo Global Management LLC, Class A	2.7
Wendel SA	2.3
Kinnevik AB, Class B	2.1
Onex Corp.	2.0
Total	34.2

*	Excluding money market fund holdings.

14

Invesco Global Listed Private Equity ETF (PSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Red Rocks Global Listed Private Equity Index	2.81%	12.78%	43.46%	7.37%	42.69%	14.74%	295.47%	2.25%	32.15%
MSCI EAFE® Index (Net)	(3.22)	7.24	23.34	2.60	13.70	7.95	114.91	2.77	40.76
MSCI All Country World Index (Net)	5.06	11.36	38.10	6.96	39.99	11.11	186.76	5.50	95.43
Fund
NAV Return	2.28	11.79	39.70	6.52	37.12	12.81	233.65	0.19	2.42
Market Price Return	2.36	12.09	40.85	6.46	36.77	12.84	234.72	0.20	2.57

Fund Inception: October 24, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 2.05%, including acquired fund fees and expenses of 1.40% and the net annual operating expense ratio was indicated as 2.03%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Red Rocks Global Listed Private Equity Index is comprised of the Red Rocks Capital Listed Private Equity Index from Fund inception until September 30, 2009, followed by the performance of the Red Rocks Global Listed Private Equity Index from September 30, 2009 through April 30, 2019.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

15

PGJ	Manager’s Analysis
Invesco Golden Dragon China ETF (PGJ)

As an index fund, the Invesco Golden Dragon China ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ Golden Dragon China Index (the “Index”). The Fund generally will invest at least 90% of its total assets in equity securities that comprise the Index. The Index is composed of U.S. exchange-listed companies that are headquartered or incorporated in the People’s Republic of China.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes securities in the Index to seek to provide access to the unique economic opportunities taking place in China while still providing investors with the transparency offered with U.S. exchange listed securities. Securities in the Index may include common stocks, ordinary shares, American depository receipts (“ADRs”), shares of beneficial interest, limited partnership interests or tracking stocks. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (7.39)%. On a net asset value (“NAV”) basis, the Fund returned (7.46)%. During the same time period, the Index returned (7.04)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the FTSE China 50 Index (the “Benchmark Index”) returned (3.06)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of equity exposure to Chinese companies.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that has substantially different individual company components and sector weightings. Additionally, the Fund invests in Chinese companies, as defined by the Index methodology, listed on U.S. exchanges, whereas the Benchmark Index is composed of Chinese stocks listed on the Hong Kong stock exchange. A comparison to the Benchmark Index is still relevant as the Fund and Benchmark Index both represent exposure to Chinese companies.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the

Benchmark Index during that period can be attributed to the Fund’s underweight position and stock selection in the communication services sector.

For the fiscal year ended April 30, 2019, the industrials sector contributed most significantly to the Fund’s return followed by the consumer discretionary and communication services sectors, respectively. The information technology sector detracted most significantly from the Fund’s return, followed by the financials and energy sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included New Oriental Education & Technology Group, Inc. Sponsored ADR, a consumer discretionary company (portfolio average weight of 4.50%) and NetEase, Inc. Sponsored ADR, a communication services company (portfolio average weight of 8.81%). Positions that detracted most significantly from the Fund’s return during this period included Baidu, Inc. Sponsored ADR, Class A, a communication services company (portfolio average weight of 7.87%) and Weibo Corp Sponsored ADR, Class A, a communication services company (portfolio average weight of 2.86%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Consumer Discretionary	42.1
Communication Services	42.0
Industrials	5.4
Information Technology	3.2
Sector Type Each Less Than 3%	7.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Ctrip.com International Ltd. ADR	9.6
NetEase, Inc. ADR	9.5
JD.com, Inc. ADR	8.2
Baidu, Inc. ADR	7.6
Alibaba Group Holding Ltd. ADR	7.6
New Oriental Education & Technology Group, Inc. ADR	4.3
TAL Education Group ADR	4.0
58.com, Inc. ADR	3.7
ZTO Express Cayman, Inc. ADR	3.7
Autohome, Inc. ADR	3.3
Total	61.5

*	Excluding money market fund holdings.

16

Invesco Golden Dragon China ETF (PGJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ Golden Dragon China Index	(7.04)%	13.31%	45.48%	10.35%	63.66%	11.03%	184.81%	9.40%	264.16%
FTSE China 50 Index	(3.06)	13.70	46.98	8.91	53.26	6.98	96.28	9.55	271.62
Fund
NAV Return	(7.46)	12.91	43.95	9.96	60.78	10.58	173.34	8.92	241.83
Market Price Return	(7.39)	12.96	44.14	10.02	61.18	10.58	173.40	8.90	241.16

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

NFO	Manager’s Analysis
Invesco Insider Sentiment ETF (NFO)

As an index fund, the Invesco Insider Sentiment ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Nasdaq US Insider Sentiment Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and depositary receipts representing common stocks included in the Index (or underlying securities representing depositary receipts included in the Index).

The Index is designed to provide exposure to U.S. companies that Nasdaq, Inc. (the “Index Provider”), strictly in accordance with its guidelines and mandated procedures, has selected for inclusion in the Index based on a company’s corporate insider buying trends. The companies eligible for the Index are derived from its starting universe, the Nasdaq US Large Mid Cap Index, which is designed to track the performance of mid-to large-capitalization U.S. companies. The Index Provider selects securities for the Index using a rules-based selection criteria designed to increase the Index’s exposure, relative to the starting universe, to securities that reflect favorable corporate insider buying trends by considering the following factors: insider buying trends, momentum and volatility. Eligible securities are ranked based on the above three factors and the top 100 ranking securities are selected for inclusion in the Index. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 7.56%. On a net asset value (“NAV”) basis, the Fund returned 7.70%. During the same time period, the Index returned 8.36%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the utilities sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s security selection in the consumer discretionary sector and the underweight allocation to the information technology sector.

For the fiscal year ended April 30, 2019, the utilities sector contributed most significantly to the Fund’s return, followed by the information technology and industrials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Twilio, Inc., Class A, an information technology company (portfolio average weight of 0.65%) and Fair Isaac Corp., an information technology company (portfolio average weight of 1.10%). Positions that detracted most significantly from the Fund’s return during this period included Oasis Petroleum Inc., an energy company (no longer held at fiscal year-end) and Tapestry, Inc., a consumer discretionary company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Utilities	20.6
Information Technology	17.8
Health Care	13.1
Real Estate	12.7
Industrials	11.5
Financials	7.3
Communication Services	6.1
Consumer Staples	4.0
Consumer Discretionary	4.0
Materials	3.0
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

18

Invesco Insider Sentiment ETF (NFO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Okta, Inc.	1.2
Carlisle Cos., Inc.	1.1
Dell Technologies, Inc., Class C	1.1
Ingersoll-Rand PLC	1.1
Trade Desk, Inc. (The), Class A	1.1
US Bancorp	1.1
United Technologies Corp.	1.1
Fastenal Co.	1.1
Arrow Electronics, Inc.	1.1
Honeywell International, Inc.	1.0
Total	11.0

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—Nasdaq US Insider Sentiment Index	8.36%	14.80%	51.31%	9.60%	58.16%	15.47%	321.33%	10.41%	248.47%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.86	191.62
Fund
NAV Return	7.70	14.09	48.51	8.98	53.71	14.79	297.07	9.64	219.23
Market Price Return	7.56	14.02	48.22	8.96	53.62	14.78	296.98	9.63	218.90

19

Invesco Insider Sentiment ETF (NFO) (continued)

Guggenheim Insider Sentiment ETF (the “Predecessor Fund”) Inception: September 21, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—Nasdaq US Insider Sentiment Index performance is comprised of the performance of the Sabrient Insider Sentiment Index, the Fund’s previous underlying index, prior to the conversion date, October 24, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

20

RYJ	Manager’s Analysis
Invesco Raymond James SB-1 Equity ETF (RYJ)

As an index fund, the Invesco Raymond James SB-1 Equity ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Raymond James SB-1 Equity Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Raymond James Research Services, LLC (the “Index Provider”) compiles, maintains, and calculates the Index, which is comprised of U.S.-listed equity securities that are rated Strong Buy 1 (“SB-1”) by an affiliate of the Index Provider (together, the affiliate and the Index Provider are referred to as “Raymond James”). The Index will include equity securities of all market capitalizations, including common stocks, sponsored American depositary receipts (“ADRs”), real estate investment trusts (“REITs”) and master limited partnerships (“MLPs”) and business development companies (“BDCs”) that are rated SB-1 by Raymond James. The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

The Board of Trustees approved a change in the fiscal year end for the Fund from August 31 to April 30. For the fiscal period from September 1, 2018 to April 30, 2019, on a market price basis, the Fund returned (6.51)%. On a net asset value (“NAV”) basis, the Fund returned (6.60)%. During the same time period, the Index returned (6.17)%. During the fiscal period, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses incurred by the Fund during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned (2.56)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the overall U.S. mid-cap equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the materials sector during the fiscal period ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to the energy sector.

For the fiscal period ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and health care sectors, respectively. The energy sector detracted most significantly to the Fund’s return, followed by the financials sector and real estate sector, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal period ended April 30, 2019, included Spark Therapeutics, Inc., a health care company (no longer held at fiscal year-end) and Loxo Oncology Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Internap Corp., an information technology company (portfolio average weight of 0.58%) and Nabors Industries Ltd., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	21.1
Information Technology	16.7
Energy	15.8
Health Care	15.6
Industrials	11.3
Consumer Discretionary	9.4
Real Estate	5.7
Communication Services	4.3
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Bancorp, Inc. (The)	0.7
G1 Therapeutics, Inc.	0.7
Meta Financial Group, Inc.	0.7
Cadence BanCorp	0.7
ServiceNow, Inc.	0.7
Knoll, Inc.	0.7
Rent-A-Center, Inc.	0.7
Itron, Inc.	0.7
Acadia Healthcare Co., Inc.	0.7
ConnectOne Bancorp, Inc.	0.7
Total	7.0

*	Excluding money market fund holdings.

21

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Raymond James SB-1 Equity Index	3.81%	12.53%	42.50%	8.05%	47.27%	15.62%	326.93%	N/A	N/A
S&P MidCap 400® Index	6.99	12.26	41.47	9.49	57.35	15.13	309.20	9.24%	214.01%
Fund
NAV Return	3.07	11.79	39.70	7.33	42.43	14.88	300.40	8.14	175.45
Market Price Return	3.02	11.80	39.75	7.34	42.51	14.92	301.75	7.85	165.97

Guggenheim Raymond James SB-1 Equity ETF (the “Predecessor Fund”) Inception: May 19, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.75% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Effective after the close of business on May 18, 2018, the Predecessor Fund was reorganized into the Fund. Fund returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

22

PBP	Manager’s Analysis
Invesco S&P 500 BuyWrite ETF (PBP)

As an index fund, the Invesco S&P 500 BuyWrite ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the CBOE S&P 500 BuyWrite IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index and will write (sell) call options thereon. The Index is a total return benchmark index that is designed to track the performance of a hypothetical “buy-write” strategy on the S&P 500® Index.

Strictly in accordance with its guidelines and mandated procedures, the Chicago Board Options Exchange, Incorporated (the “Index Provider”) compiles, calculates and maintains the Index. The Index is based on (1) buying an S&P 500 stock index portfolio, and (2) “writing” (or selling) the near-term S&P 500® Index “covered” call option, generally on the third Friday of each month. A “buy-write,” also called a covered call, generally is considered an investment strategy in which an investor buys a stock or basket of stocks, and sells call options that correspond to the stock or basket of stocks. In return for a premium, the Fund gives the right to the purchaser of the option written by the Fund to receive a cash payment equal to the difference between the value of the S&P 500® Index and exercise price, if the value on the expiration date is above the exercise price. In addition, covered call options partially hedge against a decline in the price of the securities on which they are written to the extent of the premium the Fund receives. The Fund will write options that are traded on national securities exchanges. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.97%. On a net asset value (“NAV”) basis, the Fund returned 3.16%. During the same time period, the Index returned 3.53%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market that does not contain a covered call component.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a buy-write strategy on the S&P 500® Index whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the covered call feature of the Fund during the months of January, September and April. The sale of call options during a period of rising markets, while providing benefit in the form of cash flow to the Fund, resulted in the call options being exercised, with the impact of the exercise being underperformance versus the Benchmark Index.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and real estate sectors, respectively. Energy was the only sector that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included SPX 12/21/2018 call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) and Microsoft Corp., an information technology company (portfolio average weight of 3.59%). Positions that detracted most significantly from the Fund’s return during this period included SPX 1/18/2019 call contract, a short S&P 500 Index call contract (no longer held at fiscal year-end) and Schlumberger NV, an energy company (portfolio average weight of 0.25%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	22.1
Health Care	13.9
Financials	13.6
Communication Services	10.5
Consumer Discretionary	10.5
Industrials	9.7
Consumer Staples	7.4
Energy	5.3
Utilities	3.3
Real Estate	3.0
Materials	2.7
Other Assets Less Liabilities	(2.0)

23

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2019
Security
Microsoft Corp.	4.2
Apple, Inc.	3.7
Amazon.com, Inc.	3.3
Facebook, Inc., Class A	1.9
Berkshire Hathaway, Inc., Class B	1.7
JPMorgan Chase & Co.	1.6
Johnson & Johnson	1.6
Alphabet, Inc., Class C	1.5
Alphabet, Inc., Class A	1.5
Exxon Mobil Corp.	1.4
Total	22.4

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
CBOE S&P 500 BuyWrite IndexSM	3.53%	7.82%	25.33%	6.07%	34.24%	8.72%	130.72%	4.62%	67.07%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.67	157.12
Fund
NAV Return	3.16	7.14	23.00	5.33	29.67	7.90	113.82	3.82	53.10
Market Price Return	2.97	7.21	23.23	5.29	29.42	7.86	113.10	3.82	53.06

24

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

Fund Inception: December 20, 2007

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.49% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See

invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

25

SPHQ	Manager’s Analysis
Invesco S&P 500® Quality ETF (SPHQ)

As an index fund, the Invesco S&P 500® Quality ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Quality Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (the “Index Provider”) compiles, maintains and calculates the Index, which is constructed from the constituents of the S&P 500® Index. In selecting constituent securities for the Index, the Index Provider first calculates the quality score of each security in the S&P 500® Index. The quality score of each component stock is derived by the Index Provider from each component stock’s return-on-equity, accruals ratio and financial leverage ratio. Return on equity is calculated as the company’s trailing 12-month earnings per share divided by the company’s latest book value per share. Accruals ratio is computed using the change of the company’s net operating assets over the last year divided by the company’s average net operating assets over the last two years. Financial leverage is calculated as the company’s latest total debt divided by the company’s book value. The Index Provider then selects the 100 stocks with the highest quality score for inclusion in the Index. The Index Provider weights each component stock of the Index by the total quality score multiplied by its market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 14.59%. On a net asset value (“NAV”) basis, the Fund returned 14.63%. During the same time period, the Index returned 14.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the market place, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that selects stocks based primarily upon quality scores as computed by the Index Provider, while the Benchmark Index does not.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the financials sector during the fiscal year ended April 30, 2019.

The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and stock selection in the consumer staples sector, as well as the Fund’s underweight exposure to and stock selection in the financials sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and consumer staples sectors, respectively. The materials sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Procter & Gamble Co., a consumer staples company (portfolio average weight of 4.44%) and Mastercard, Inc., Class A, an information technology company (portfolio average weight of 4.32%). Positions that detracted most significantly from the Fund’s return during this period included NVIDIA Corp., an information technology company (portfolio average weight of 3.08%) and Activision Blizzard, Inc., a communication services company (portfolio average weight of 0.78%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	42.6
Health Care	10.4
Consumer Discretionary	10.1
Consumer Staples	9.8
Industrials	8.1
Energy	6.7
Communication Services	5.9
Financials	4.3
Sector Types Each Less Than 3%	2.0
Money Market Funds Plus Other Assets Less Liabilities	0.1

26

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Microsoft Corp.	4.7
Apple, Inc.	4.6
Visa, Inc., Class A	4.4
Procter & Gamble Co. (The)	4.4
Cisco Systems, Inc.	4.4
Mastercard, Inc., Class A	4.1
Chevron Corp.	3.9
Walt Disney Co. (The)	3.6
Merck & Co., Inc.	3.6
NIKE, Inc., Class B	2.6
Total	40.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® Quality Index	14.86%	12.74%	43.30%	12.07%	76.82%	15.41%	319.06%	7.32%	157.67%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.78	208.76
Fund
NAV Return	14.63	12.44	42.16	11.76	74.37	15.07	306.89	7.14	151.97
Market Price Return	14.59	12.45	42.20	11.78	74.50	15.07	306.98	7.10	150.88

27

Invesco S&P 500® Quality ETF (SPHQ) (continued)

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.23% and the net annual operating expense ratio was indicated as 0.15%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Quality Index is comprised of the performance of the Value Line Timeliness Select Index, the Fund’s underlying index from Fund inception through the conversion date, June 29, 2010, followed by the performance of the S&P 500® High Quality Rankings Index, the Fund’s underlying index for the period June 29, 2010 through March 18, 2016, followed by the performance of the Index for the period March 18, 2016 through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

28

CSD	Manager’s Analysis
Invesco S&P Spin-Off ETF (CSD)

As an index fund, the Invesco S&P Spin-Off ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P U.S. Spin-Off Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

The Index is designed to measure the performance of U.S. companies that have been spun off from larger corporations within the past four years. The Index is comprised of equity securities of U.S. companies added to the S&P U.S. BMI, a country sub-index of the S&P Global BMI, that have been spun off and have a float-adjusted market capitalization of at least $1 billion. S&P Dow Jones Indices LLC (the “Index Provider”) defines a spin-off company as any company resulting from one of the following events: spin-off, carve-out or split-off. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 0.78%. On a net asset value (“NAV”) basis, the Fund returned 0.71%. During the same time period, the Index returned 1.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Russell Midcap® Index (the “Benchmark Index”) returned 10.69%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 780 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. midcap equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the health care sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and stock selection in the materials sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and financials sectors,

respectively. The materials sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included PayPal Holdings Inc, an information technology company (portfolio average weight of 7.70%) and Fortive Corp., an industrials company (portfolio average weight of 7.64%). Positions that detracted most significantly from the Fund’s return during this period included Alcoa Corp., a materials company (portfolio average weight of 3.04%) and Adient PLC, a consumer discretionary company (portfolio average weight of 1.29%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	20.3
Materials	15.9
Industrials	13.8
Consumer Discretionary	12.2
Financials	10.2
Communication Services	9.1
Real Estate	6.5
Consumer Staples	6.2
Energy	3.7
Health Care	2.1
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Synchrony Financial	7.9
PayPal Holdings, Inc.	7.8
Dow, Inc.	7.6
Fortive Corp.	7.5
Hewlett Packard Enterprise Co.	7.2
Lamb Weston Holdings, Inc.	4.8
Park Hotels & Resorts, Inc.	3.0
Chemours Co. (The)	2.8
Versum Materials, Inc.	2.7
Wyndham Hotels & Resorts, Inc.	2.5
Total	53.8

*	Excluding money market fund holdings.

29

Invesco S&P Spin-Off ETF (CSD) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P U.S. Spin-Off Index	1.34%	11.91%	40.16%	5.20%	28.83%	16.95%	378.59%	8.07%	161.21%
Russell Midcap® Index	10.69	12.82	43.60	9.75	59.22	15.65	328.05	8.51	174.88
Fund
NAV Return	0.71	11.31	37.90	4.72	25.95	16.24	350.47	7.40	141.89
Market Price Return	0.78	11.35	38.04	4.72	25.93	16.08	344.01	7.39	141.75

Guggenheim S&P Spin-Off ETF (the “Predecessor Fund”) Inception: December 15, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.64%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P U.S. Spin-Off Index performance is comprised of the performance of the Beacon Spin-Off Index, the Fund’s previous underlying index, prior to the conversion date, May 20, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

30

PHO	Manager’s Analysis
Invesco Water Resources ETF (PHO)

As an index fund, the Invesco Water Resources ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ OMX US Water IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies in the water industry that comprise the Index.

The Index seeks to track the performance of U.S. exchange-listed companies that create products designed to conserve and purify water for homes, businesses and industries. The Index may include common stocks, ordinary shares, American depositary receipts (“ADRs”) and global depositary receipts (“GDRs”), shares of beneficial interest or limited partnership interests and tracking stocks. Nasdaq, Inc. (the “Index Provider”) compiles the Index strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 15.84%. On a net asset value (“NAV”) basis, the Fund returned 15.74%. During the same time period, the Index returned 16.34%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrial machinery industry and most underweight in the interactive media & services industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the overweight allocation in the water utilities industry.

For the fiscal year ended April 30, 2019, the water utilities industry contributed most significantly to the Fund’s return, followed by the industrial conglomerates and health care equipment industries, respectively. The electronic equipment &

instruments and the construction & engineering industries were the only detracting industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Roper Technologies, Inc., an industrial conglomerates company (portfolio average weight of 8.05%) and Danaher Corp., a health care equipment company (portfolio average weight of 8.10%). Positions that detracted most significantly from the Fund’s return during this period included Evoqua Water Technologies Corp., an industrial machinery company (portfolio average weight of 2.19%) and Itron, Inc., an electronic equipment & instruments company (portfolio average weight of 2.63%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Machinery	26.8
Water Utilities	23.0
Industrial Conglomerates	8.6
Chemicals	8.4
Health Care Equipment & Supplies	8.0
Life Sciences Tools & Services	6.8
Building Products	5.1
Trading Companies & Distributors	4.1
Commercial Services & Supplies	3.5
Industry Types Each Less Than 3%	5.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Roper Technologies, Inc.	8.6
Ecolab, Inc.	8.4
American Water Works Co., Inc.	8.2
Danaher Corp.	8.0
Waters Corp.	6.8
Cia de Saneamento Basico do Estado de Sao Paulo ADR	4.4
Xylem, Inc.	4.2
IDEX Corp.	4.2
Aqua America, Inc.	4.2
Toro Co. (The)	4.1
Total	61.1

*	Excluding money market fund holdings.

31

Invesco Water Resources ETF (PHO) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—NASDAQ OMX US Water IndexSM	16.34%	15.88%	55.59%	7.21%	41.63%	10.81%	179.17%	8.01%	180.89%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.78	208.76
Fund
NAV Return	15.74	15.17	52.75	6.54	37.24	10.12	162.14	6.92	145.09
Market Price Return	15.84	15.22	52.94	6.56	37.41	10.14	162.76	6.84	142.63

Fund Inception: December 6, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.62%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—NASDAQ OMX US Water IndexSM is comprised of the performance of the Palisades Water Index, from Fund inception through the conversion date, March 1, 2012, followed by the performance of the NASDAQ OMX US Water IndexSM starting at the conversion date and through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

32

PBW	Manager’s Analysis
Invesco WilderHill Clean Energy ETF (PBW)

As an index fund, the Invesco WilderHill Clean Energy ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the WilderHill Clean Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, WilderShares (the “Index Provider”) includes stocks in the Index based on its evaluation that such companies will substantially benefit from a societal transition toward the use of cleaner energy and conservation. At its discretion, the Index Provider reviews the Index’s component stocks quarterly. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 16.70%. On a net asset value (“NAV”) basis, the Fund returned 16.76%. During the same time period, the Index returned 15.41%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to income received from the securities lending program in which the Fund participates, partially offset by fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ Composite Index (Price Only) (the “Benchmark Index”) returned 14.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,639 securities. The Benchmark Index performance is price only, and does not reflect dividends paid by the holdings in the Benchmark Index. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the equity market.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electrical components & equipment industry and most underweight in the interactive media & services industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the overweight allocation to electrical components & equipment industry.

For the fiscal year ended April 30, 2019, the electrical components & equipment industry contributed most significantly to the Fund’s return, followed by the semiconductors and oil & gas refining & marketing industries, respectively. The semiconductor equipment industry detracted most significantly from the Fund’s return, followed by the fertilizer & agriculture chemicals industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Enphase Energy, Inc. an electrical components & equipment company (portfolio average weight of 3.29%) and Renewable Energy Group, Inc., an oil & gas refining & marketing company (portfolio average weight of 2.97%). Positions that detracted most significantly from the Fund’s return during this period included Bloom Energy Corp., Class A, a heavy electrical equipment company (portfolio average weight of 1.38%) and Sociedad Quimica Y Minera De Chile S.A. Sponsored ADR Pfd, Class B, a fertilizer & agricultural chemicals company (portfolio average weight of 2.85%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Semiconductors & Semiconductor Equipment	31.9
Electrical Equipment	20.9
Independent Power & Renewable Electricity Producers	11.0
Chemicals	8.2
Construction & Engineering	7.7
Automobiles	5.3
Aerospace & Defense	3.1
Auto Components	3.0
Industry Types Each Less Than 3%	8.8
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
First Solar, Inc.	3.5
SunPower Corp.	3.4
Daqo New Energy Corp. ADR	3.4
JinkoSolar Holding Co. Ltd. ADR	3.3
Enphase Energy, Inc.	3.2
Canadian Solar, Inc.	3.2
TPI Composites, Inc.	3.1
Ormat Technologies, Inc.	3.1
Advanced Energy Industries, Inc.	3.1
SolarEdge Technologies, Inc.	3.1
Total	32.4

*	Excluding money market fund holdings.

33

Invesco WilderHill Clean Energy ETF (PBW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
WilderHill Clean Energy Index	15.41%	12.14%	41.02%	(2.42)%	(11.54)%	(3.71)%	(31.50)%	(6.58)%	(61.86)%
NASDAQ Composite Index (Price Only)	14.56	19.24	69.52	14.49	96.75	16.77	371.40	10.15	293.29
Fund
NAV Return	16.76	13.15	44.87	(1.11)	(5.44)	(2.86)	(25.16)	(5.72)	(56.60)
Market Price Return	16.70	13.17	44.92	(1.11)	(5.41)	(2.81)	(24.81)	(5.72)	(56.55)

Fund Inception: March 3, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% and the net annual operating expense ratio was indicated as 0.70%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Returns of the Benchmark Index are price only, and do not reflect dividends paid by the holdings in the Benchmark Index.

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

34

Schedule of Investments(a)

Invesco Aerospace & Defense ETF (PPA)

April 30, 2019

Number of Shares		Value
	Common Stocks—100.0%
	Aerospace & Defense—71.2%
80,493	AAR Corp.	$2,718,249
176,216	Aerojet Rocketdyne Holdings, Inc.(b)	5,966,674
55,435	Aerovironment, Inc.(b)	3,800,624
136,358	Axon Enterprise, Inc.(b)	8,658,733
165,247	Boeing Co. (The)	62,412,139
220,840	BWX Technologies, Inc.	11,284,924
63,196	Cubic Corp.	3,588,269
99,171	Curtiss-Wright Corp.	11,299,544
26,472	Ducommun, Inc.(b)	1,074,234
99,127	Elbit Systems Ltd. (Israel)(c)	13,849,033
287,731	General Dynamics Corp.	51,423,284
216,602	Harris Corp.	36,497,437
308,213	HEICO Corp.	32,525,718
196,618	Hexcel Corp.	13,902,859
97,151	Huntington Ingalls Industries, Inc.	21,623,869
115,923	KeyW Holding Corp. (The)(b)	1,314,567
240,594	Kratos Defense & Security Solutions, Inc.(b)	3,820,633
167,911	L3 Technologies, Inc.	36,701,986
208,141	Lockheed Martin Corp.	69,379,639
137,727	Maxar Technologies, Inc.(c)	678,994
108,798	Mercury Systems, Inc.(b)	7,944,430
80,681	Moog, Inc., Class A	7,554,969
170,034	Northrop Grumman Corp.	49,294,557
281,056	Raytheon Co.	49,912,735
83,671	Teledyne Technologies, Inc.(b)	20,793,080
546,264	Textron, Inc.	28,951,992
77,404	TransDigm Group, Inc.(b)	37,348,978
115,164	Triumph Group, Inc.	2,732,842
488,183	United Technologies Corp.	69,619,778
26,122	Vectrus, Inc.(b)	1,059,247

		667,734,017

	Communications Equipment—1.4%
55,244	Comtech Telecommunications Corp.	1,299,891
136,579	ViaSat, Inc.(b)	12,404,105

		13,703,996

	Containers & Packaging—3.8%
595,422	Ball Corp.	35,689,595

	Diversified Telecommunication Services—0.7%
319,967	Intelsat SA(b)(c)	6,476,132

	Electronic Equipment, Instruments & Components—2.2%
314,208	FLIR Systems, Inc.	16,634,172
43,334	OSI Systems, Inc.(b)	3,905,693

		20,539,865

	Industrial Conglomerates—7.3%
392,602	Honeywell International, Inc.	68,167,485

	IT Services—9.1%
332,597	Booz Allen Hamilton Holding Corp.	19,719,676
57,281	CACI International, Inc., Class A(b)	11,166,358
326,690	KBR, Inc.	7,259,052
338,515	Leidos Holdings, Inc.	24,874,083
92,190	ManTech International Corp., Class A	5,714,858
384,189	Perspecta, Inc.	8,867,082
99,700	Science Applications International Corp.	7,472,515

		85,073,624

Number of Shares		Value
	Common Stocks (continued)
	Machinery—3.1%
167,800	Oshkosh Corp.	$13,858,602
143,192	Woodward, Inc.	15,593,609

		29,452,211

	Software—0.8%
462,819	FireEye, Inc.(b)	7,414,360

	Trading Companies & Distributors—0.4%
64,622	Kaman Corp.	4,000,748

	Total Common Stocks (Cost $740,289,097)	938,252,033

	Money Market Funds—0.1%
537,146	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $537,146)	537,146

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $740,826,243)—100.1%	938,789,179

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.7%
5,459,377	Invesco Government & Agency Portfolio—Institutional Class 2.34%(d)(e)	5,459,377
1,819,247	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,819,792

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,279,169)	7,279,169

	Total Investments in Securities (Cost $748,105,412)—100.8%	946,068,348

	Other assets less liabilities—(0.8)%	(7,822,494)

	Net Assets—100.0%	$938,245,854

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

Invesco BRIC ETF (EEB)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—15.7%
6,533	58.com, Inc. ADR (China)(b)	$469,004
4,156	Autohome, Inc. ADR (China)(b)	479,976
12,748	Baidu, Inc. ADR (China)(b)	2,119,100
18,288	Bilibili, Inc. ADR (China)(b)	325,526
11,164	Bitauto Holdings Ltd. ADR (China)(b)(c)	143,346
11,064	Changyou.com Ltd. ADR (China)(b)	215,195
244,056	China Mobile Ltd. (China)	2,325,335
951,371	China Telecom Corp. Ltd., H-Shares (China)	492,335
402,100	China Unicom Hong Kong Ltd. (China)	477,165
17,226	HUYA, Inc. ADR (China)(b)(c)	411,529
10,359	iQIYI, Inc. ADR (China)(b)(c)	229,038
8,863	Mail.Ru Group Ltd. GDR (Russia)(b)(d)	204,735
38,136	Mobile TeleSystems PJSC ADR (Russia)	300,512
10,386	Momo, Inc. ADR (China)	364,237
4,209	NetEase, Inc. ADR (China)	1,197,587
31,592	Rostelecom PJSC ADR (Russia)	217,037
71,259	Sistema PJSFC GDR (Russia)(d)	187,554
31,184	Sogou, Inc. ADR (China)(b)(c)	177,437
10,223	Sohu.com Ltd. ADR (China)(b)	211,309
13,947	TIM Participacoes SA ADR (Brazil)	206,555
4,884	Weibo Corp. ADR (China)(b)	334,554
3,839	YY, Inc. ADR (China)(b)	324,818

		11,413,884

	Consumer Discretionary—17.4%
36,415	Alibaba Group Holding Ltd. ADR (China)(b)	6,757,532
5,361	Baozun, Inc. ADR (China)(b)(c)	260,009
22,061	Ctrip.com International Ltd. ADR (China)(b)	971,787
8,421	Huazhu Group Ltd. ADR (China)	357,050
43,661	JD.com, Inc. ADR (China)(b)	1,321,618
60,430	Mahindra & Mahindra Ltd. GDR (India)(d)	552,935
7,596	New Oriental Education & Technology Group, Inc. ADR (China)(b)	725,114
26,162	NIO, Inc. ADR (China)(b)(c)	126,886
8,013	Pinduoduo, Inc. ADR (China)(b)(c)	178,129
21,681	TAL Education Group ADR (China)(b)	834,068
17,138	Tata Motors Ltd. ADR (India)(b)	263,925
34,335	Vipshop Holdings Ltd. ADR (China)(b)	295,624

		12,644,677

	Consumer Staples—3.6%
247,325	Ambev SA ADR (Brazil)	1,164,901
59,506	BRF SA ADR (Brazil)(b)	465,932
12,487	Cia Brasileira de Distribuicao ADR (Brazil)	306,681
24,300	Magnit PJSC GDR (Russia)(d)	346,518
9,404	X5 Retail Group NV GDR (Russia)(d)	285,411

		2,569,443

	Energy—21.2%
1,387,244	China Petroleum & Chemical Corp., H-Shares (China)	1,066,240
8,310	CNOOC Ltd. ADR (China)	1,509,761
8,374	Gazprom Neft PJSC ADR (Russia)	236,984
311,199	Gazprom PJSC ADR (Russia)	1,554,128
18,734	LUKOIL PJSC ADR (Russia)	1,588,269
5,015	Novatek PJSC GDR (Russia)(d)	966,390
1,262,183	PetroChina Co. Ltd., H-Shares (China)	801,192
80,104	Petroleo Brasileiro SA ADR (Brazil)	1,219,984
110,522	Petroleo Brasileiro SA (Preference Shares) ADR (Brazil)	1,525,204

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
68,736	Reliance Industries Ltd. GDR (India)(d)	$2,752,877
80,845	Rosneft Oil Co. PJSC GDR (Russia)(d)	537,781
72,453	Surgutneftegas PJSC ADR (Russia)	271,119
14,763	Tatneft PJSC ADR (Russia)	1,037,248
62,922	Ultrapar Participacoes SA ADR (Brazil)	337,262

		15,404,439

	Financials—19.9%
20,017	Axis Bank Ltd. GDR (India)(b)(d)	1,088,925
195,695	Banco Bradesco SA ADR (Brazil)	1,772,997
28,982	Banco Santander Brasil SA ADR (Brazil)	331,844
406,483	China Life Insurance Co. Ltd., H-Shares (China)	1,150,218
28,384	HDFC Bank Ltd. ADR (India)	3,254,225
90,559	ICICI Bank Ltd. ADR (India)	1,036,900
226,432	Itau Unibanco Holding SA (Preference Shares) ADR (Brazil)	1,958,637
17,821	LexinFintech Holdings Ltd. ADR (China)(b)	229,891
36,838	Qudian, Inc. ADR (China)(b)	259,339
133,152	Sberbank of Russia PJSC ADR (Russia)	1,903,408
22,098	State Bank of India GDR (India)(b)(c)(d)	987,781
11,332	TCS Group Holding PLC GDR (Russia)(d)	225,507
211,922	VTB Bank PJSC GDR (Russia)(d)	236,505

		14,436,177

	Health Care—1.2%
2,830	BeiGene Ltd. ADR (China)(b)	351,571
6,700	Dr Reddy’s Laboratories Ltd. ADR (India)	280,663
7,484	Zai Lab Ltd. ADR (China)(b)	199,448

		831,682

	Industrials—4.5%
7,267	Azul SA ADR (Brazil)(b)	188,651
321,979	China Eastern Airlines Corp. Ltd., H-Shares (China)	228,596
251,434	China Southern Airlines Co. Ltd., H-Shares (China)	219,212
14,162	Embraer SA ADR (Brazil)	283,382
21,168	Globaltrans Investment PLC GDR (Russia)(d)	204,695
15,196	GOL Linhas Aereas Inteligentes SA ADR (Brazil)(b)	171,867
9,521	Guangshen Railway Co. Ltd. ADR (China)(c)	174,710
65,955	Larsen & Toubro Ltd. GDR (India)(c)(d)	1,268,974
25,252	ZTO Express Cayman, Inc. ADR (China)	503,272

		3,243,359

	Information Technology—5.1%
24,188	21Vianet Group, Inc. ADR (China)(b)	190,118
5,935	Daqo New Energy Corp. ADR (China)(b)(c)	219,892
5,985	GDS Holdings Ltd. ADR (China)(b)(c)	234,193
180,680	Infosys Ltd. ADR (India)	1,944,117
12,508	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	243,405
255,293	Semiconductor Manufacturing International Corp. (China)(b)(c)	273,014
78,124	Wipro Ltd. ADR (India)	357,027
4,282	WNS Holdings Ltd. ADR (India)(b)	244,716

		3,706,482

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco BRIC ETF (EEB) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials—8.3%
483,168	Aluminum Corp. of China Ltd., H-Shares (China)(b)	$189,069
8,079	Braskem SA ADR (Brazil)	197,532
54,224	Cia Siderurgica Nacional SA ADR (Brazil)(b)	197,918
81,351	Gerdau SA (Preference Shares) ADR (Brazil)	291,237
24,358	Magnitogorsk Iron & Steel Works PJSC GDR (Russia)(d)	215,812
36,281	MMC Norilsk Nickel PJSC ADR (Russia)	805,438
8,307	Novolipetsk Steel PJSC GDR (Russia)(d)	218,806
15,560	PhosAgro PJSC GDR (Russia)(d)	195,900
5,305	Polyus PJSC GDR (Russia)(d)	207,956
16,018	Severstal PJSC GDR (Russia)(d)	259,331
396,075	Sinopec Shanghai Petrochemical Co. Ltd., H-Shares (China)	179,222
20,515	Suzano SA ADR (Brazil)	423,430
49,723	Tata Steel Ltd. GDR (India)(c)(d)	397,784
149,613	Vale SA ADR (Brazil)	1,912,054
32,426	Vedanta Ltd. ADR (India)	309,993

		6,001,482

	Telecommunication Services—0.5%
31,101	Telefonica Brasil SA (Preference Shares) ADR (Brazil)	370,102

	Utilities—2.6%
26,464	Centrais Eletricas Brasileiras SA ADR (Brazil)(b)	224,415
27,598	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	330,072
78,324	Cia Energetica de Minas Gerais ADR (Brazil)	289,799
22,887	Cia Paranaense de Energia ADR (Brazil)	238,482
11,301	GAIL India Ltd. GDR (India)(c)(d)	345,811
361,384	Huaneng Power International, Inc., H-Shares (China)	231,237
298,289	RusHydro PJSC ADR (Russia)	235,052

		1,894,868

	Total Common Stocks & Other Equity Interests (Cost $63,165,236)	72,516,595

	Money Market Funds—0.1%
77,034	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(e) (Cost $77,034)	77,034

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $63,242,270)—100.1%	72,593,629

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—5.8%
3,160,485	Invesco Government & Agency Portfolio—Institutional Class 2.34%(e)(f)	$3,160,485
1,053,179	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(e)(f)	1,053,495

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $4,213,980)	4,213,980

	Total Investments in Securities (Cost $67,456,250)—105.9%	76,807,609

	Other assets less liabilities—(5.9)%	(4,291,191)

	Net Assets—100.0%	$72,516,418

Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $11,687,988, which represented 16.12% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

This Fund has holdings greater than 10% of net assets in the following countries:

China	42.1%
India	20.8
Brazil	19.9
Russia	17.2

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

Invesco Cleantech™ ETF (PZD)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Aerospace & Defense—2.6%
65,724	Hexcel Corp.	$4,647,344

	Auto Components—3.1%
134,588	BorgWarner, Inc.	5,621,741

	Building Products—6.0%
137,574	Johnson Controls International PLC	5,159,025
108,163	Kingspan Group PLC (Ireland)	5,682,716

		10,841,741

	Capital Markets—0.5%
31,387	Invesco India ETF (India)(b)	800,368

	Chemicals—7.1%
1,104	Gurit Holding AG (Switzerland)	1,191,756
105,233	Novozymes A/S, Class B (Denmark)	4,900,179
150,754	PQ Group Holdings, Inc.(c)	2,383,421
109,166	Umicore SA (Belgium)	4,220,813

		12,696,169

	Commercial Services & Supplies—2.7%
159,429	Tomra Systems ASA (Norway)	4,789,784

	Communications Equipment—0.6%
81,153	Digi International, Inc.(c)	1,044,439

	Electrical Equipment—20.7%
263,516	ABB Ltd. (Switzerland)	5,422,895
48,623	EnerSys	3,364,225
65,747	Schneider Electric SE (France)	5,560,097
108,140	Sensata Technologies Holding PLC(c)	5,400,512
192,247	SGL Carbon SE (Germany)(c)(d)	1,714,993
315,197	Siemens Gamesa Renewable Energy SA (Spain)	5,648,331
186,292	Sunrun, Inc.(c)	2,833,501
61,137	TPI Composites, Inc.(c)	1,892,190
59,982	Vestas Wind Systems A/S (Denmark)	5,420,453

		37,257,197

	Electronic Equipment, Instruments & Components—10.1%
48,803	Badger Meter, Inc.	2,707,591
91,445	Hollysys Automation Technologies Ltd. (China)	1,913,944
61,007	Horiba Ltd. (Japan)	3,670,006
54,952	Itron, Inc.(c)	2,948,724
1,415,225	Opus Group AB (Sweden)(d)	745,811
124,687	Trimble, Inc.(c)	5,089,723
55,353	Vaisala OYJ, Class A (Finland)	1,199,740

		18,275,539

	Equity REITs—1.7%
112,117	Hannon Armstrong Sustainable Infrastructure Capital, Inc. REIT	2,981,191

	Independent Power & Renewable Electricity Producers—2.8%
59,428	Ormat Technologies, Inc.	3,468,218
173,033	Scatec Solar ASA (Norway)(e)	1,636,785

		5,105,003

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrial Conglomerates—4.4%
64,489	Raven Industries, Inc.	$2,509,267
15,223	Roper Technologies, Inc.	5,475,713

		7,984,980

	Life Sciences Tools & Services—3.1%
12,169	Eurofins Scientific SE (Luxembourg)(d)	5,564,225

	Machinery—11.6%
91,688	Donaldson Co., Inc.	4,908,976
20,036	Kadant, Inc.	1,965,331
67,750	Kornit Digital Ltd. (Israel)(c)	1,953,232
19,917	Lindsay Corp.	1,692,945
46,669	Woodward, Inc.	5,082,254
64,160	Xylem, Inc.	5,350,944

		20,953,682

	Professional Services—7.4%
81,546	Intertek Group PLC (United Kingdom)	5,687,449
127,956	Ricardo PLC (United Kingdom)	1,281,100
1,962	SGS SA (Switzerland)	5,177,446
30,228	Willdan Group, Inc.(c)	1,194,913

		13,340,908

	Semiconductors & Semiconductor Equipment—9.4%
55,461	Advanced Energy Industries, Inc.(c)	3,203,427
76,294	Cree, Inc.(c)	5,042,271
1,653,749	Meyer Burger Technology AG (Switzerland)(c)	1,135,228
39,773	Power Integrations, Inc.	3,142,862
54,009	SMA Solar Technology AG (Germany)(d)	1,227,506
72,425	SolarEdge Technologies, Inc.(c)(d)	3,208,428

		16,959,722

	Software—6.2%
27,888	ANSYS, Inc.(c)	5,460,470
32,015	Autodesk, Inc.(c)	5,705,393

		11,165,863

	Total Common Stocks & Other Equity Interests (Cost $128,213,097)	180,029,896

	Money Market Funds—0.0%
74,602	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(f) (Cost $74,602)	74,602

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $128,287,699)—100.0%	180,104,498

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco Cleantech™ ETF (PZD) (continued)

April 30, 2019

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—6.7%
8,996,556	Invesco Government & Agency Portfolio— Institutional Class 2.34%(f)(g)	$8,996,556
2,997,953	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(f)(g)	2,998,852

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $11,995,408)	11,995,408

	Total Investments in Securities (Cost $140,283,107)—106.7%	192,099,906

	Other assets less liabilities—(6.7)%	(11,979,217)

	Net Assets—100.0%	$180,120,689

Abbreviations:

ETF—Exchange-Traded Fund

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Affiliated company. See Note 4.
(c)	Non-income producing security.
(d)	All or a portion of this security was out on loan at April 30, 2019.
(e)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The value of this security at April 30, 2019 represented less than 1% of the Fund’s Net Assets.

(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Schedule of Investments(a)

Invesco DWA Momentum ETF (PDP)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Communication Services—2.4%
22,631	Charter Communications, Inc., Class A(b)	$8,400,401
122,300	Live Nation Entertainment, Inc.(b)	7,991,082
139,726	Match Group, Inc.	8,439,450
143,063	World Wrestling Entertainment, Inc., Class A	11,995,833

		36,826,766

	Consumer Discretionary—17.2%
10,400	AutoZone, Inc.(b)	10,694,424
485,430	Chegg, Inc.(b)	17,305,579
165,930	Domino’s Pizza, Inc.	44,897,339
455,414	Eldorado Resorts, Inc.(b)	22,483,789
205,061	Etsy, Inc.(b)	13,849,820
41,804	Home Depot, Inc. (The)	8,515,475
338,412	NIKE, Inc., Class B	29,722,726
95,868	Ollie’s Bargain Outlet Holdings, Inc.(b)	9,168,816
112,444	O’Reilly Automotive, Inc.(b)	42,567,925
114,801	Planet Fitness, Inc., Class A(b)	8,690,436
51,426	Pool Corp.	9,449,013
280,191	Service Corp. International	11,658,748
164,075	TJX Cos., Inc. (The)	9,004,436
219,650	VF Corp.	20,737,156
46,150	Wayfair, Inc., Class A(b)	7,483,223

		266,228,905

	Consumer Staples—4.1%
481,761	Church & Dwight Co., Inc.	36,107,987
32,518	Costco Wholesale Corp.	7,984,145
51,105	Estee Lauder Cos., Inc. (The), Class A	8,780,350
269,997	Hormel Foods Corp.	10,783,680

		63,656,162

	Energy—0.8%
201,667	Cheniere Energy, Inc.(b)	12,977,271

	Financials—5.8%
74,506	Credit Acceptance Corp.(b)	36,971,367
23,395	LendingTree, Inc.(b)	9,002,864
45,989	MSCI, Inc.	10,365,001
552,609	W.R. Berkley Corp.	33,874,932

		90,214,164

	Health Care—14.3%
62,326	Align Technology, Inc.(b)	20,236,006
108,828	Amedisys, Inc.(b)	13,910,395
41,374	Becton, Dickinson and Co.	9,960,377
203,100	Boston Scientific Corp.(b)	7,539,072
58,523	Cooper Cos., Inc. (The)	16,966,988
163,542	Danaher Corp.	21,659,502
41,417	Edwards Lifesciences Corp.(b)	7,292,291
40,603	IDEXX Laboratories, Inc.(b)	9,419,896
63,619	Masimo Corp.(b)	8,280,013
28,795	Mettler-Toledo International, Inc.(b)	21,459,762
252,721	Novocure Ltd.(b)	11,137,414
74,726	PRA Health Sciences, Inc.(b)	7,234,971
51,983	Sage Therapeutics, Inc.(b)	8,745,100
61,725	Sarepta Therapeutics, Inc.(b)(c)	7,218,122
67,788	Veeva Systems, Inc., Class A(b)	9,481,508

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
35,697	Waters Corp.(b)	$7,622,737
258,790	West Pharmaceutical Services, Inc.	32,035,614

		220,199,768

	Industrials—15.3%
21,924	Boeing Co. (The)	8,280,476
25,498	CoStar Group, Inc.(b)	12,653,382
104,149	HEICO Corp.	10,990,844
100,004	IDEX Corp.	15,666,627
93,992	Insperity, Inc.	11,237,684
31,115	Lennox International, Inc.	8,446,167
918,629	Rollins, Inc.	35,523,383
103,846	Roper Technologies, Inc.	37,353,406
82,460	Teledyne Technologies, Inc.(b)	20,492,135
114,288	Toro Co. (The)	8,360,167
54,687	TransDigm Group, Inc.(b)	26,387,571
232,511	Trex Co., Inc.(b)	16,106,037
141,074	Union Pacific Corp.	24,975,741

		236,473,620

	Information Technology—25.6%
32,107	Adobe, Inc.(b)	9,286,950
265,346	Amphenol Corp., Class A	26,417,848
25,575	Arista Networks, Inc.(b)	7,986,817
100,668	Aspen Technology, Inc.(b)	12,272,436
34,105	Broadcom, Inc.	10,859,032
294,343	Cadence Design Systems, Inc.(b)	20,421,517
45,254	EPAM Systems, Inc.(b)	8,116,757
58,167	Euronet Worldwide, Inc.(b)	8,718,651
49,997	Fair Isaac Corp.(b)	13,986,661
280,905	Fiserv, Inc.(b)	24,506,152
119,849	Gartner, Inc.(b)	19,052,395
46,675	HubSpot, Inc.(b)	8,611,071
42,362	Intuit, Inc.	10,635,404
63,364	Jack Henry & Associates, Inc.	9,445,038
168,928	Mastercard, Inc., Class A	42,948,255
147,603	MAXIMUS, Inc.	10,870,961
79,824	Monolithic Power Systems, Inc.	12,429,395
144,011	Paycom Software, Inc.(b)	29,166,548
88,801	Paylocity Holding Corp.(b)	8,573,736
134,578	RingCentral, Inc., Class A(b)	15,660,842
37,121	ServiceNow, Inc.(b)	10,078,723
160,662	Square, Inc., Class A(b)	11,699,407
123,579	SS&C Technologies Holdings, Inc.	8,361,355
78,178	Trade Desk, Inc. (The), Class A(b)	17,314,863
70,091	Twilio, Inc., Class A(b)	9,612,280
55,326	Ubiquiti Networks, Inc.	9,430,317
53,167	Universal Display Corp.(c)	8,485,453
62,265	Visa, Inc., Class A	10,238,234

		395,187,098

	Materials—6.9%
89,939	AptarGroup, Inc.	10,004,814
615,229	Ball Corp.	36,876,826
70,756	Ecolab, Inc.	13,024,765
20,138	NewMarket Corp.	8,449,502
131,953	RPM International, Inc.	8,002,949

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco DWA Momentum ETF (PDP) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
65,785	Sherwin-Williams Co. (The)	$29,920,992

		106,279,848

	Real Estate—5.5%
229,995	American Tower Corp. REIT	44,918,023
338,731	CubeSmart REIT	10,808,906
84,645	Equity LifeStyle Properties, Inc. REIT	9,878,072
98,737	Extra Space Storage, Inc. REIT	10,238,040
48,025	SBA Communications Corp. REIT(b)	9,784,133

		85,627,174

	Utilities—2.2%
153,663	CMS Energy Corp.	8,535,980
47,321	NextEra Energy, Inc.	9,201,095
287,481	UGI Corp.	15,670,589

		33,407,664

	Total Common Stocks & Other Equity Interests (Cost $1,221,060,112)	1,547,078,440

	Money Market Funds—0.1%
973,358	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $973,358)	973,358

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,222,033,470)—100.2%	1,548,051,798

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.4%
4,835,006	Invesco Government & Agency Portfolio—Institutional Class 2.34%(d)(e)	4,835,006
1,611,204	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,611,687

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $6,446,693)	6,446,693

	Total Investments in Securities (Cost $1,228,480,163)—100.6%	1,554,498,491

	Other assets less liabilities—(0.6)%	(8,551,262)

	Net Assets—100.0%	$1,545,947,229

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

Invesco Global Listed Private Equity ETF (PSP)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—86.4%
	Capital Markets—49.6%
680,865	3i Group PLC (United Kingdom)	$9,501,862
148,517	Alaris Royalty Corp. (Canada)(b)	2,001,645
1,718,808	Allied Minds PLC (United Kingdom)(c)	1,454,230
96,809	Altamir (France)	1,712,685
200,643	Apollo Global Management LLC, Class A	6,559,020
151,616	Apollo Investment Corp.	2,369,758
439,717	Ares Capital Corp.	7,914,906
63,079	AURELIUS Equity Opportunities SE & Co. KGaA (Germany)(b)	3,128,858
191,727	BlackRock Capital Investment Corp.	1,192,542
1,325,741	Brait SE (South Africa)(c)	2,126,919
147,467	Bure Equity AB (Sweden)	2,736,271
212,069	Carlyle Group LP (The)(b)	4,442,845
60,981	Deutsche Beteiligungs AG (Germany)	2,419,287
663,335	FS KKR Capital Corp.	4,198,911
123,531	Georgia Capital PLC (Georgia)(c)	1,629,737
49,247	Gimv NV (Belgium)	2,958,245
83,734	Goldman Sachs BDC, Inc.(b)	1,733,294
129,825	Golub Capital BDC, Inc.(b)	2,392,675
1,655,248	Gozde Girisim Sermayesi Yatirim Ortakligi As (Turkey)(c)	923,356
78,967	GSV Capital Corp.(b)(c)	560,666
53,108	Hamilton Lane, Inc., Class A	2,594,857
17,346	HBM Healthcare Investments AG, Class A (Switzerland)	2,839,365
186,464	Hercules Capital, Inc.(b)	2,422,167
286,738	Intermediate Capital Group PLC (United Kingdom)	4,418,387
2,270,963	IP Group PLC (United Kingdom)(c)	2,960,541
78,976	JAFCO Co. Ltd. (Japan)	2,967,583
76,702	Main Street Capital Corp.(b)	3,027,428
173,330	New Mountain Finance Corp.(b)	2,437,020
336,075	Oaktree Specialty Lending Corp.	1,774,476
91,574	Oxford Square Capital Corp.(b)	590,652
10,577	Partners Group Holding AG (Switzerland)	7,967,522
162,827	Portman Ridge Finance Corp.(b)	496,622
214,400	Princess Private Equity Holding Ltd. (Guernsey)	2,408,789
437,249	Prospect Capital Corp.(b)	2,951,431
1,108,309	Ratos AB, Class B (Sweden)	2,513,479
82,385	Solar Capital Ltd.	1,764,687
994,248	Syncona Ltd. (United Kingdom)	3,311,667
409,329	Tamburi Investment Partners SpA (Italy)	2,908,381
115,999	TCG BDC, Inc.	1,735,345
116,600	TPG Specialty Lending, Inc.	2,365,814
264,034	VinaCapital Vietnam Opportunity Fund Ltd. (Vietnam)	1,147,933
3,312,066	Woodford Patient Capital Trust PLC (The) Fund (United Kingdom)(b)(c)	3,579,436

		121,141,294

	Diversified Financial Services—15.4%
26,270	Ackermans & van Haaren NV (Belgium)	4,221,811
1,209,094	Apax Global Alpha Ltd. (Guernsey)(d)	2,356,472
123,357	Cannae Holdings, Inc.(c)	3,166,574
144,692	Compass Diversified Holdings LP	2,393,206
59,394	Eurazeo SE (France)	4,656,074

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Diversified Financial Services (continued)
101,456	HgCapital Trust PLC (United Kingdom)	$2,870,110
175,498	Kinnevik AB, Class B (Sweden)(b)	5,104,262
159,382	NB Private Equity Partners Ltd. (United Kingdom)	2,295,951
83,853	Onex Corp. (Canada)(b)	4,844,051
40,554	Wendel SA (France)	5,608,393

		37,516,904

	Diversified Telecommunication Services—0.8%
31,351	ATN International, Inc.	1,913,979

	Electrical Equipment—3.6%
3,291,930	Melrose Industries PLC (United Kingdom)	8,677,463

	Food Products—1.1%
37,735	Schouw & Co. A/S (Denmark)	2,680,447

	Industrial Conglomerates—1.8%
2,894,749	Fosun International Ltd. (China)	4,486,724

	Interactive Media & Services—5.3%
58,077	IAC/InterActiveCorp.(c)	13,058,033

	Internet & Direct Marketing Retail—7.6%
57,082	Naspers Ltd., Class N (South Africa)	14,553,347
155,657	Rocket Internet SE (Germany)(c)(d)	4,099,455

		18,652,802

	IT Services—1.2%
103,520	Digital Garage, Inc. (Japan)	3,002,196

	Total Common Stocks & Other Equity Interests (Cost $191,058,508)	211,129,842

	Money Market Funds—10.3%
25,144,739	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(e) (Cost $25,144,739)	25,144,739

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $216,203,247)—96.7%	236,274,581

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—10.4%
19,183,307	Invesco Government & Agency Portfolio—Institutional Class 2.34%(e)(f)	19,183,307
6,392,540	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(e)(f)	6,394,458

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $25,577,765)	25,577,765

	Total Investments in Securities (Cost $241,781,012)—107.1%	261,852,346

	Other assets less liabilities—(7.1)%	(17,409,557)

	Net Assets—100.0%	$244,442,789

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Global Listed Private Equity ETF (PSP) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2019.
(c)	Non-income producing security.
(d)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $6,455,927, which represented 2.64% of the Fund’s Net Assets.

(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

This Fund has holdings greater than 10% of net assets in the following country:

United Kingdom	16.0%

Open Over-The-Counter Total Return Swap Agreements
Counterparty	Pay/Receive	Reference Entity	Rate	Payment Frequency	Maturity Date	Notional Value(a)		Upfront Payments Paid (Received)	Value	Unrealized Appreciation (Depreciation)
Equity Risk
Citibank, N.A.	Receive	KKR & Co. LP	1-Month LIBOR plus 65 basis points	Monthly	October-2019		$8,114,165	$—	$112,282	$112,282

Subtotal—Appreciation								—	112,282	112,282

Equity Risk
Citibank, N.A.	Receive	Brookfield Business Partners LP	1-Month CDOR plus 65 basis points	Monthly	October-2019	CAD	5,347,486	—	(66,605)	(66,605)
Morgan Stanley Capital Services LLC	Receive	Riverstone Energy Ltd.	1-Month LIBOR plus 85 basis points	Monthly	August-2020	GBP	1,691,244	—	(2,861)	(2,861)
Citibank, N.A.	Receive	The Blackstone Group LP	1-Month LIBOR plus 65 basis points	Monthly	October-2019		$9,666,023	—	(77,150)	(77,150)

Subtotal—Depreciation								—	(146,616)	(146,616)

Total Over-The-Counter Total Return Swap Agreements								$—	$(34,334)	$(34,334)

Investment Abbreviations:

CAD—Canadian Dollar

CDOR—Canadian Dollar Offered Rate

GBP—Pound Sterling

LIBOR—London Interbank Offered Rate

(a)	Notional Value is denominated in U.S. Dollars unless otherwise noted.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

Invesco Golden Dragon China ETF (PGJ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—42.0%
110,891	58.com, Inc. ADR (China)(b)	$7,960,865
61,756	Autohome, Inc. ADR (China)(b)	7,132,200
99,484	Baidu, Inc. ADR (China)(b)	16,537,225
95,228	Bilibili, Inc. ADR (China)(b)	1,695,058
35,027	Bitauto Holdings Ltd. ADR (China)(b)(c)	449,747
21,447	Changyou.com Ltd. ADR (China)(b)	417,144
126,701	China Mobile Ltd. ADR (China)	6,039,837
6,858	China Telecom Corp. Ltd. ADR (China)	355,519
41,680	China Unicom Hong Kong Ltd. ADR (China)	494,742
326,159	Fang Holdings Ltd. ADR (China)(b)	495,762
297,681	iQIYI, Inc. ADR (China)(b)(c)	6,581,727
171,925	Momo, Inc. ADR (China)	6,029,410
72,439	NetEase, Inc. ADR (China)	20,611,069
35,701	Phoenix New Media Ltd. ADR (China)(b)(c)	155,299
15,127	Qutoutiao, Inc. ADR (China)(b)(c)	100,141
78,344	SINA Corp. (China)(b)	4,930,971
43,335	Sohu.com Ltd. ADR (China)(b)	895,734
81,760	Weibo Corp. ADR (China)(b)	5,600,560
54,274	YY, Inc. ADR (China)(b)	4,592,123

		91,075,133

	Consumer Discretionary—42.1%
33,142	500.com Ltd., Class A ADR (China)(b)(c)	422,229
88,347	Alibaba Group Holding Ltd. ADR (China)(b)	16,394,553
47,491	Baozun, Inc. ADR (China)(b)(c)	2,303,313
29,870	Bright Scholar Education Holdings Ltd. ADR (China)(b)	362,024
473,779	Ctrip.com International Ltd. ADR (China)(b)	20,869,965
3,252	Hailiang Education Group, Inc. ADR (China)(b)(c)	187,283
159,829	Huazhu Group Ltd. ADR (China)	6,776,750
583,547	JD.com, Inc. ADR (China)(b)	17,663,968
110,305	Jumei International Holding Ltd. ADR (China)(b)	268,041
56,433	Kandi Technologies Group, Inc. (China)(b)(c)	297,966
98,527	New Oriental Education & Technology Group, Inc. ADR (China)(b)	9,405,387
100,556	Pinduoduo, Inc. ADR (China)(b)(c)	2,235,360
26,045	RISE Education Cayman Ltd. ADR (China)(b)(c)	263,836
227,108	TAL Education Group ADR (China)(b)	8,736,845
39,394	Tarena International, Inc. ADR (China)(c)	200,122
39,035	Tuniu Corp. ADR (China)(b)	179,561
128,233	Uxin Ltd. ADR (China)(b)(c)	357,770
511,538	Vipshop Holdings Ltd. ADR (China)(b)	4,404,342

		91,329,315

	Energy—1.9%
17,692	China Petroleum & Chemical Corp. ADR (China)	1,357,684
11,489	CNOOC Ltd. ADR (China)	2,087,322
8,714	PetroChina Co. Ltd. ADR (China)	551,509
26,179	Sino Clean Energy, Inc. (China)(b)(d)	0

		3,996,515

	Financials—2.8%
30,176	China Life Insurance Co. Ltd. ADR (China)	427,292

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
28,854	CM Seven Star Acquisiton Corp. (Hong Kong)(b)	$143,982
39,589	Fanhua, Inc. ADR (China)(c)	1,028,522
74,860	LexinFintech Holdings Ltd. ADR (China)(b)	965,694
34,316	Noah Holdings Ltd. ADR (China)(b)(c)	1,864,731
193,718	Qudian, Inc. ADR (China)(b)	1,363,775
17,615	Yintech Investment Holdings Ltd. ADR (China)(b)(c)	102,343
14,018	Yirendai Ltd. ADR (China)(c)	222,045

		6,118,384

	Health Care—2.3%
43,146	China Biologic Products Holdings, Inc. (China)(b)(c)	4,325,818
22,783	Zai Lab Ltd. ADR (China)(b)	607,167

		4,932,985

	Industrials—5.4%
39,138	51job, Inc. ADR (China)(b)	3,614,003
20,092	China Customer Relations Center, Inc. (China)(b)(c)	255,771
396,384	ZTO Express Cayman, Inc. ADR (China)	7,899,933

		11,769,707

	Information Technology—3.2%
68,267	21Vianet Group, Inc. ADR (China)(b)	536,579
64,215	Canadian Solar, Inc. (Canada)(b)(c)	1,283,016
49,489	Cheetah Mobile, Inc. ADR (China)(b)	311,781
11,041	Daqo New Energy Corp. ADR (China)(b)	409,069
58,710	GDS Holdings Ltd. ADR (China)(b)(c)	2,297,322
66,144	Hollysys Automation Technologies Ltd. (China)	1,384,394
15,610	Huami Corp. ADR (China)(b)	157,036
31,275	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	608,611

		6,987,808

	Materials—0.1%
4,407	Sinopec Shanghai Petrochemical Co. Ltd. ADR (China)	197,786

	Real Estate—0.1%
40,166	Xinyuan Real Estate Co. Ltd. ADR (China)	178,739

	Utilities—0.1%
5,265	Huaneng Power International, Inc. ADR (China)	133,889

	Total Common Stocks & Other Equity Interests (Cost $200,941,214)	216,720,261

	Money Market Funds—0.1%
219,325	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(e) (Cost $219,325)	219,325

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $201,160,539)—100.1%	216,939,586

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Golden Dragon China ETF (PGJ) (continued)

April 30, 2019

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—8.6%
13,993,774	Invesco Government & Agency Portfolio— Institutional Class 2.34%(e)(f)	$13,993,774
4,663,192	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(e)(f)	4,664,591

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $18,658,365)	18,658,365

	Total Investments in Securities (Cost $219,818,904)—108.7%	235,597,951

	Other assets less liabilities—(8.7)%	(18,868,167)

	Net Assets—100.0%	$216,729,784

Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

This Fund has holdings greater than 10% of net assets in the following country:

China	99.3%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

Invesco Insider Sentiment ETF (NFO)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Communication Services—6.1%
7,526	Liberty Broadband Corp., Class A(b)	$740,483
24,686	Liberty Media Corp.-Liberty Braves, Class A(b)	700,095
2,353	Madison Square Garden Co. (The), Class A(b)	735,171
12,184	Match Group, Inc.	735,914
11,665	Verizon Communications, Inc.	667,122
129,405	Zynga, Inc., Class A(b)	732,432

		4,311,217

	Consumer Discretionary—4.0%
5,781	Dollar General Corp.	728,926
6,157	Genuine Parts Co.	631,339
3,632	McDonald’s Corp.	717,574
7,055	Tractor Supply Co.	730,193

		2,808,032

	Consumer Staples—4.0%
4,298	Clorox Co. (The)	686,520
13,817	Mondelez International, Inc., Class A	702,594
5,628	PepsiCo, Inc.	720,665
6,305	Post Holdings, Inc.(b)	711,078

		2,820,857

	Financials—7.3%
15,524	Assured Guaranty Ltd.	740,495
3,864	Erie Indemnity Co., Class A	731,533
6,866	First Republic Bank	725,187
13,872	Hartford Financial Services Group, Inc. (The)	725,644
3,276	S&P Global, Inc.	722,882
30,860	Starwood Property Trust, Inc. REIT	711,323
14,313	US Bancorp	763,169

		5,120,233

	Health Care—13.1%
8,581	Agilent Technologies, Inc.	673,608
28,291	Array BioPharma, Inc.(b)	639,660
8,483	Baxter International, Inc.	647,253
2,762	Becton, Dickinson and Co.	664,924
13,909	DENTSPLY SIRONA, Inc.	711,167
14,251	Hologic, Inc.(b)	660,961
8,497	Ionis Pharmaceuticals, Inc.(b)	631,582
4,934	Johnson & Johnson	696,681
8,293	Merck & Co., Inc.	652,742
16,240	Pfizer, Inc.	659,506
13,325	Syneos Health, Inc.(b)	625,342
5,156	Universal Health Services, Inc., Class B	654,142
21,931	Wright Medical Group NV(b)	648,500
6,851	Zoetis, Inc.	697,706

		9,263,774

	Industrials—11.5%
5,625	Carlisle Cos., Inc.	795,488
10,725	Fastenal Co.	756,649
4,340	Honeywell International, Inc.	753,554
4,545	IDEX Corp.	712,020
4,805	Illinois Tool Works, Inc.	747,802
6,389	Ingersoll-Rand PLC	783,355
8,581	Republic Services, Inc.	710,678
7,536	Spirit AeroSystems Holdings, Inc., Class A	654,878
1,519	TransDigm Group, Inc.(b)	732,948

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
5,351	United Technologies Corp.	$763,106
5,186	Verisk Analytics, Inc.	731,952

		8,142,430

	Information Technology—17.8%
3,918	Accenture PLC, Class A	715,701
20,983	ACI Worldwide, Inc.(b)	745,316
8,951	Arrow Electronics, Inc.(b)	756,449
4,318	Automatic Data Processing, Inc.	709,836
2,294	Broadcom, Inc.	730,410
11,752	Dell Technologies, Inc., Class C(b)	792,202
2,539	Fair Isaac Corp.(b)	710,285
2,797	FleetCor Technologies, Inc.(b)	729,877
5,052	Global Payments, Inc.	737,946
7,965	j2 Global, Inc.	697,893
4,971	Jack Henry & Associates, Inc.	740,977
9,717	MAXIMUS, Inc.	715,657
8,337	Okta, Inc.(b)	867,298
15,801	Teradata Corp.(b)	718,472
3,484	Trade Desk, Inc. (The), Class A(b)	771,636
5,339	Twilio, Inc., Class A(b)	732,191
3,576	Workday, Inc., Class A(b)	735,333

		12,607,479

	Materials—3.0%
3,612	Air Products & Chemicals, Inc.	743,313
3,907	Ecolab, Inc.	719,201
8,838	W.R. Grace & Co.	667,976

		2,130,490

	Real Estate—12.7%
4,838	Alexandria Real Estate Equities, Inc. REIT	688,883
14,496	American Campus Communities, Inc. REIT	684,211
30,358	American Homes 4 Rent, Class A REIT	727,985
3,500	American Tower Corp. REIT	683,550
13,715	Apartment Investment & Management Co., Class A REIT	676,973
5,796	Digital Realty Trust, Inc. REIT	682,247
8,969	EPR Properties REIT	707,295
21,099	Equity Commonwealth REIT	670,948
2,385	Essex Property Trust, Inc. REIT	673,763
17,882	Gaming and Leisure Properties, Inc. REIT	722,075
8,702	Lamar Advertising Co., Class A REIT	719,394
20,589	STORE Capital Corp. REIT	686,026
15,172	UDR, Inc. REIT	681,981

		9,005,331

	Utilities—20.6%
38,149	AES Corp.	653,111
8,388	ALLETE, Inc.	683,203
9,378	Ameren Corp.	682,437
8,236	American Electric Power Co., Inc.	704,590
6,615	American Water Works Co., Inc.	715,677
18,928	Aqua America, Inc.	739,328
8,997	Dominion Energy, Inc.	700,596
5,529	DTE Energy Co.	695,051
7,664	Duke Energy Corp.	698,344
7,212	Entergy Corp.	698,843

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Insider Sentiment ETF (NFO) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
13,759	Exelon Corp.	$701,021
16,576	FirstEnergy Corp.	696,689
15,996	OGE Energy Corp.	677,271
7,747	ONE Gas, Inc.	685,764
14,570	PNM Resources, Inc.	676,631
13,305	Portland General Electric Co.	695,985
21,731	PPL Corp.	678,224
5,480	Sempra Energy	701,166
13,346	Southern Co. (The)	710,274
8,722	WEC Energy Group, Inc.	684,066
12,271	Xcel Energy, Inc.	693,311

		14,571,582

	Total Common Stocks & Other Equity Interests (Cost $64,569,489)	70,781,425

	Money Market Funds—0.1%
40,087	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $40,087)	40,087

	Total Investments in Securities (Cost $64,609,576)—100.2%	70,821,512

	Other assets less liabilities—(0.2)%	(125,920)

	Net Assets—100.0%	$70,695,592

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

Invesco Raymond James SB-1 Equity ETF (RYJ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—4.3%
3,011	Charter Communications, Inc., Class A(b)	$1,117,653
40,538	Iridium Communications, Inc.(b)	1,113,173
2,857	Netflix, Inc.(b)	1,058,633
147,511	ORBCOMM, Inc.(b)	1,067,980
7,933	Spotify Technology SA(b)	1,077,063
14,627	T-Mobile US, Inc.(b)	1,067,625
119,150	WideOpenWest, Inc.(b)	952,009

		7,454,136

	Consumer Discretionary—9.4%
20,761	Aaron’s, Inc.	1,156,180
5,817	Alibaba Group Holding Ltd. ADR (China)(b)	1,079,461
64,492	Bed Bath & Beyond, Inc.(c)	1,077,661
14,853	Best Buy Co., Inc.	1,105,212
12,227	Dine Brands Global, Inc.	1,084,046
8,727	Dollar General Corp.	1,100,387
103,485	Everi Holdings, Inc.(b)	1,064,861
12,266	Hilton Worldwide Holdings, Inc.	1,067,019
26,326	Malibu Boats, Inc., Class A(b)	1,095,688
56,933	MarineMax, Inc.(b)	984,372
45,383	MasterCraft Boat Holdings, Inc.(b)	1,122,775
2,742	O’Reilly Automotive, Inc.(b)	1,038,039
10,896	Polaris Industries, Inc.	1,050,374
47,088	Rent-A-Center, Inc.(b)	1,173,904
17,835	Tempur Sealy International, Inc.(b)	1,095,069

		16,295,048

	Energy—15.8%
27,333	Cactus, Inc., Class A(b)	992,188
77,856	Carrizo Oil & Gas, Inc.(b)	998,114
8,968	Concho Resources, Inc.	1,034,728
20,810	Continental Resources, Inc.(b)	957,052
28,228	Delek US Holdings, Inc.	1,046,130
69,211	Energy Transfer Equity LP	1,046,470
36,739	Enterprise Products Partners LP	1,051,838
39,294	Green Plains Partners LP(c)	629,490
34,683	Halliburton Co.	982,569
39,743	Kimbell Royalty Partners LP	707,028
57,418	Marathon Oil Corp.	978,403
17,639	Marathon Petroleum Corp.	1,073,686
120,346	Newpark Resources, Inc.(b)	878,526
49,036	Nine Energy Service, Inc.(b)	987,095
153,386	Oasis Petroleum, Inc.(b)	935,655
17,103	Occidental Petroleum Corp.	1,007,025
56,963	Oil States International, Inc.(b)	1,100,525
49,532	Parsley Energy, Inc., Class A(b)	988,659
66,727	Patterson-UTI Energy, Inc.	906,820
6,131	Pioneer Natural Resources Co.	1,020,566
44,356	Plains All American Pipeline LP	1,026,841
43,851	Plains GP Holdings LP, Class A	1,034,884
133,453	QEP Resources, Inc.(b)	1,003,566
161,908	SRC Energy, Inc.(b)	995,734
31,483	Viper Energy Partners LP	1,058,458
36,739	Whiting Petroleum Corp.(b)	1,006,281
70,801	WPX Energy, Inc.(b)	983,426
74,831	YPF SA ADR (Argentina)	1,012,463

		27,444,220

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials—21.1%
22,205	Aflac, Inc.	$1,118,688
30,011	Allegiance Bancshares, Inc.(b)	1,037,480
11,108	Allstate Corp. (The)	1,100,358
17,874	American National Bankshares, Inc.	675,995
70,386	Ares Commercial Real Estate Corp. REIT	1,069,867
14,692	Argo Group International Holdings Ltd.	1,147,004
34,795	Axos Financial, Inc.(b)	1,138,492
130,704	Bancorp, Inc. (The)(b)	1,334,488
196,771	BGC Partners, Inc., Class A	1,062,563
53,276	Cadence BanCorp	1,212,029
25,259	Chemical Financial Corp.	1,109,628
53,276	ConnectOne Bancorp, Inc.	1,163,015
52,866	FedNat Holding Co.	860,130
70,111	Fidus Investment Corp.	1,100,743
13,483	FVCBankcorp, Inc.(b)	221,121
52,755	Goldman Sachs BDC, Inc.(c)	1,092,029
56,308	Granite Point Mortgage Trust, Inc. REIT	1,082,803
12,765	Kemper Corp.	1,147,318
63,654	Ladder Capital Corp. REIT	1,107,580
47,989	Meta Financial Group, Inc.	1,236,197
51,569	Old Republic International Corp.	1,153,083
31,659	Origin Bancorp, Inc.	1,103,000
27,777	PacWest Bancorp	1,098,580
23,275	Preferred Bank	1,144,897
14,462	Progressive Corp. (The)	1,130,205
70,755	Regions Financial Corp.	1,098,825
15,427	State Street Corp.	1,043,791
4,444	SVB Financial Group(b)	1,118,644
30,256	Synovus Financial Corp.	1,115,236
50,153	TCF Financial Corp.	1,109,886
31,165	Union Bankshares Corp.	1,137,523
6,083	Willis Towers Watson PLC	1,121,340
14,305	Wintrust Financial Corp.	1,090,041
23,085	Zions Bancorp NA	1,138,783

		36,621,362

	Health Care—15.6%
36,380	Acadia Healthcare Co., Inc.(b)(c)	1,164,888
15,671	ANI Pharmaceuticals, Inc.(b)	1,112,327
392,111	Antares Pharma, Inc.(b)	1,054,779
4,792	Becton, Dickinson and Co.	1,153,626
7,957	Bluebird Bio, Inc.(b)	1,128,541
30,871	Boston Scientific Corp.(b)	1,145,931
41,827	CareDx, Inc.(b)	1,138,113
87,101	ChemoCentryx, Inc.(b)	1,155,830
20,566	CVS Health Corp.	1,118,379
105,406	Flexion Therapeutics, Inc.(b)(c)	1,117,304
58,224	G1 Therapeutics, Inc.(b)	1,245,994
9,433	Galapagos NV ADR (Belgium)(b)	1,084,795
17,428	Gilead Sciences, Inc.	1,133,517
4,778	ICU Medical, Inc.(b)	1,086,995
14,639	Incyte Corp.(b)	1,124,275
12,393	Intercept Pharmaceuticals, Inc.(b)(c)	1,068,029
294,619	Ocular Therapeutix, Inc.(b)(c)	1,104,821
17,906	Quidel Corp.(b)	1,144,910
50,720	Ra Pharmaceuticals, Inc.(b)	1,125,984

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco Raymond James SB-1 Equity ETF (RYJ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
21,399	REGENXBIO, Inc.(b)	$1,078,510
13,304	Sol-Gel Technologies Ltd. (Israel)(b)	96,321
3,928	Teleflex, Inc.	1,124,115
4,748	UnitedHealth Group, Inc.	1,106,616
123,659	Viking Therapeutics, Inc.(b)(c)	968,250
54,792	Voyager Therapeutics, Inc.(b)	1,156,111

		26,938,961

	Industrials—11.3%
17,882	Alaska Air Group, Inc.	1,106,896
17,753	Axon Enterprise, Inc.(b)	1,127,316
30,341	Casella Waste Systems, Inc., Class A(b)	1,132,326
54,924	Construction Partners, Inc., Class A(b)	719,504
62,366	Covanta Holding Corp.	1,126,954
77,354	Evoqua Water Technologies Corp.(b)	1,053,561
15,382	Fastenal Co.	1,085,200
82,947	Foundation Building Materials, Inc.(b)	1,127,250
62,474	GMS, Inc.(b)	1,100,792
8,694	Kansas City Southern	1,070,579
54,432	Knoll, Inc.	1,188,795
125,093	Mesa Air Group, Inc.(b)	1,143,350
18,338	SkyWest, Inc.	1,129,437
19,377	Spirit Airlines, Inc.(b)	1,053,721
66,235	Steelcase, Inc., Class A	1,145,203
6,068	Union Pacific Corp.	1,074,279
9,490	United Parcel Service, Inc., Class B	1,008,028
12,143	Waste Connections, Inc.	1,126,506

		19,519,697

	Information Technology—16.7%
15,677	Alarm.com Holdings, Inc.(b)	1,111,186
12,883	Arrow Electronics, Inc.(b)	1,088,742
23,416	Avnet, Inc.	1,138,252
22,316	Bottomline Technologies (DE), Inc.(b)	1,128,520
83,331	Carbon Black, Inc.(b)	1,144,968
41,489	CommScope Holding Co., Inc.(b)	1,028,097
26,991	EchoStar Corp., Class A(b)	1,075,591
15,388	Envestnet, Inc.(b)	1,092,394
9,610	Fidelity National Information Services, Inc.	1,114,087
27,635	GDS Holdings Ltd. ADR (China)(b)(c)	1,081,358
240,157	Internap Corp.(b)(c)	946,219
6,108	IPG Photonics Corp.(b)	1,067,251
21,744	Itron, Inc.(b)	1,166,783
35,067	Jabil, Inc.	1,059,374
17,898	Lumentum Holdings, Inc.(b)	1,109,139
8,713	Microsoft Corp.	1,137,918
64,646	MiX Telematics Ltd. ADR (South Africa)	1,162,982
43,480	nLight, Inc.(b)	1,136,132
21,172	Rapid7, Inc.(b)	1,150,486
9,950	RingCentral, Inc., Class A(b)	1,157,882
6,792	salesforce.com, Inc.(b)	1,123,057
4,444	ServiceNow, Inc.(b)	1,206,590
16,584	SS&C Technologies Holdings, Inc.	1,122,073
100,028	Switch, Inc., Class A(c)	1,087,304
10,229	SYNNEX Corp.	1,103,505
9,569	Worldpay, Inc., Class A(b)	1,121,583

		28,861,473

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate—5.7%
16,731	Agree Realty Corp. REIT	$1,095,378
46,599	CareTrust REIT, Inc. REIT	1,130,026
21,349	CBRE Group, Inc., Class A(b)	1,111,642
19,242	CyrusOne, Inc. REIT	1,071,587
2,411	Equinix, Inc. REIT	1,096,282
44,948	Invitation Homes, Inc. REIT	1,117,407
65,432	Landmark Infrastructure Partners LP(c)	1,064,579
63,956	Retail Opportunity Investments Corp. REIT	1,122,428
41,860	Weyerhaeuser Co. REIT	1,121,848

		9,931,177

	Total Common Stocks & Other Equity Interests (Cost $155,302,064)	173,066,074

	Money Market Funds—0.1%
106,382	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $106,382)	106,382

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $155,408,446)—100.0%	173,172,456

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—4.3%
5,540,732	Invesco Government & Agency Portfolio— Institutional Class 2.34%(d)(e)	5,540,732
1,846,784	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,847,338

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $7,388,070)	7,388,070

	Total Investments in Securities (Cost $162,796,516)—104.3%	180,560,526

	Other assets less liabilities—(4.3)%	(7,404,465)

	Net Assets—100.0%	$173,156,061

Abbreviations:

ADR—American Depositary Receipt

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Schedule of Investments(a)

Invesco S&P 500 BuyWrite ETF (PBP)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—102.0%(b)
	Communication Services—10.5%
10,176	Activision Blizzard, Inc.	$490,585
3,988	Alphabet, Inc., Class A(c)	4,781,452
4,095	Alphabet, Inc., Class C(c)	4,866,826
97,048	AT&T, Inc.	3,004,606
4,632	CBS Corp., Class B	237,483
12,669	CenturyLink, Inc.	144,680
2,311	Charter Communications, Inc., Class A(c)	857,820
60,171	Comcast Corp., Class A	2,619,244
2,092	Discovery, Inc., Class A(c)	64,643
4,802	Discovery, Inc., Class C(c)	138,105
3,057	DISH Network Corp., Class A(c)	107,362
3,992	Electronic Arts, Inc.(c)	377,843
31,781	Facebook, Inc., Class A(c)	6,146,445
4,700	Fox Corp., Class A(c)	183,253
2,162	Fox Corp., Class B(c)	83,237
5,128	Interpublic Group of Cos., Inc. (The)	117,944
5,817	Netflix, Inc.(c)	2,155,431
5,133	News Corp., Class A	63,752
1,649	News Corp., Class B	20,596
2,980	Omnicom Group, Inc.	238,489
1,508	Take-Two Interactive Software, Inc.(c)	146,020
1,369	TripAdvisor, Inc.(c)	72,872
9,706	Twitter, Inc.(c)	387,366
55,048	Verizon Communications, Inc.	3,148,195
4,712	Viacom, Inc., Class B	136,224
23,264	Walt Disney Co. (The)	3,186,470

		33,776,943

	Consumer Discretionary—10.5%
954	Advance Auto Parts, Inc.	158,669
5,497	Amazon.com, Inc.(c)	10,590,080
3,464	Aptiv PLC	296,865
333	AutoZone, Inc.(c)	342,427
3,119	Best Buy Co., Inc.	232,085
600	Booking Holdings, Inc.(c)	1,112,994
2,767	BorgWarner, Inc.	115,578
2,033	Capri Holdings Ltd.(c)	89,615
2,266	CarMax, Inc.(c)	176,431
5,335	Carnival Corp.	292,678
325	Chipotle Mexican Grill, Inc.(c)	223,613
4,527	D.R. Horton, Inc.	200,591
1,645	Darden Restaurants, Inc.	193,452
3,502	Dollar General Corp.	441,567
3,171	Dollar Tree, Inc.(c)	352,869
11,457	eBay, Inc.	443,959
1,558	Expedia Group, Inc.	202,291
1,504	Foot Locker, Inc.	86,044
52,060	Ford Motor Co.	544,027
2,845	Gap, Inc. (The)	74,198
1,616	Garmin Ltd.	138,556
17,464	General Motors Co.	680,223
1,944	Genuine Parts Co.	199,338
2,738	H&R Block, Inc.	74,501
4,815	Hanesbrands, Inc.	87,007
2,125	Harley-Davidson, Inc.	79,114
1,542	Hasbro, Inc.	157,068
3,902	Hilton Worldwide Holdings, Inc.	339,435
15,048	Home Depot, Inc. (The)	3,065,278

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
2,200	Kohl’s Corp.	$156,420
3,042	L Brands, Inc.	77,997
1,746	Leggett & Platt, Inc.	68,722
3,810	Lennar Corp., Class A	198,234
4,194	LKQ Corp.(c)	126,239
10,671	Lowe’s Cos., Inc.	1,207,317
4,097	Macy’s, Inc.	96,443
3,756	Marriott International, Inc., Class A	512,393
4,602	Mattel, Inc.(c)	56,098
10,196	McDonald’s Corp.	2,014,424
6,796	MGM Resorts International	180,977
819	Mohawk Industries, Inc.(c)	111,589
5,182	Newell Brands, Inc.	74,517
16,770	NIKE, Inc., Class B	1,472,909
1,428	Nordstrom, Inc.	58,577
2,900	Norwegian Cruise Line Holdings Ltd.(c)	163,531
1,044	O’Reilly Automotive, Inc.(c)	395,227
3,397	PulteGroup, Inc.	106,870
1,009	PVH Corp.	130,151
703	Ralph Lauren Corp.	92,501
4,937	Ross Stores, Inc.	482,147
2,285	Royal Caribbean Cruises Ltd.	276,348
16,568	Starbucks Corp.	1,287,002
3,863	Tapestry, Inc.	124,659
6,952	Target Corp.	538,224
1,445	Tiffany & Co.	155,800
16,487	TJX Cos., Inc. (The)	904,807
1,616	Tractor Supply Co.	167,256
750	Ulta Beauty, Inc.(c)	261,735
2,501	Under Armour, Inc., Class A(c)	57,748
2,565	Under Armour, Inc., Class C(c)	53,147
4,321	VF Corp.	407,946
847	Whirlpool Corp.	117,580
1,290	Wynn Resorts Ltd.	186,340
4,082	Yum! Brands, Inc.	426,120

		33,738,548

	Consumer Staples—7.4%
24,972	Altria Group, Inc.	1,356,729
7,462	Archer-Daniels-Midland Co.	332,805
2,215	Brown-Forman Corp., Class B	118,037
2,567	Campbell Soup Co.	99,317
3,276	Church & Dwight Co., Inc.	245,536
1,708	Clorox Co. (The)	272,819
51,262	Coca-Cola Co. (The)	2,514,914
11,480	Colgate-Palmolive Co.	835,629
6,470	Conagra Brands, Inc.	199,147
2,218	Constellation Brands, Inc., Class A	469,484
5,868	Costco Wholesale Corp.	1,440,770
6,005	Coty, Inc., Class A	64,974
2,908	Estee Lauder Cos., Inc. (The), Class A	499,623
7,950	General Mills, Inc.	409,187
1,852	Hershey Co. (The)	231,222
3,632	Hormel Foods Corp.	145,062
1,516	JM Smucker Co. (The)	185,907
3,345	Kellogg Co.	201,704
4,588	Kimberly-Clark Corp.	589,007

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
8,285	Kraft Heinz Co. (The)	$275,393
10,628	Kroger Co. (The)	273,990
1,951	Lamb Weston Holdings, Inc.	136,668
1,633	McCormick & Co., Inc.	251,433
2,500	Molson Coors Brewing Co., Class B	160,475
19,240	Mondelez International, Inc., Class A	978,354
5,210	Monster Beverage Corp.(c)	310,516
18,713	PepsiCo, Inc.	2,396,200
20,710	Philip Morris International, Inc.	1,792,658
33,327	Procter & Gamble Co. (The)	3,548,659
6,293	Sysco Corp.	442,838
3,933	Tyson Foods, Inc., Class A	295,014
10,683	Walgreens Boots Alliance, Inc.	572,288
18,965	Walmart, Inc.	1,950,361

		23,596,720

	Energy—5.3%
6,656	Anadarko Petroleum Corp.	484,890
5,001	Apache Corp.	164,583
6,840	Baker Hughes a GE Co.	164,297
5,640	Cabot Oil & Gas Corp.	146,020
25,314	Chevron Corp.	3,039,199
1,352	Cimarex Energy Co.	92,828
2,672	Concho Resources, Inc.	308,295
15,113	ConocoPhillips	953,933
5,839	Devon Energy Corp.	187,666
2,059	Diamondback Energy, Inc.	219,057
7,728	EOG Resources, Inc.	742,274
56,447	Exxon Mobil Corp.	4,531,565
11,625	Halliburton Co.	329,336
1,458	Helmerich & Payne, Inc.	85,322
3,391	Hess Corp.	217,431
2,093	HollyFrontier Corp.	99,899
25,936	Kinder Morgan, Inc.	515,348
10,905	Marathon Oil Corp.	185,821
8,975	Marathon Petroleum Corp.	546,308
5,108	National Oilwell Varco, Inc.	133,523
6,443	Noble Energy, Inc.	174,348
9,986	Occidental Petroleum Corp.	587,976
5,483	ONEOK, Inc.	372,460
5,589	Phillips 66	526,875
2,243	Pioneer Natural Resources Co.	373,370
18,465	Schlumberger Ltd.	788,086
5,668	TechnipFMC PLC (United Kingdom)	139,376
5,564	Valero Energy Corp.	504,432
16,133	Williams Cos., Inc. (The)	457,048

		17,071,566

	Financials—13.6%
694	Affiliated Managers Group, Inc.	76,978
9,997	Aflac, Inc.	503,649
4,423	Allstate Corp. (The)	438,142
9,213	American Express Co.	1,080,040
11,584	American International Group, Inc.	551,051
1,805	Ameriprise Financial, Inc.	264,920
3,197	Aon PLC	575,908
2,452	Arthur J. Gallagher & Co.	205,036

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
822	Assurant, Inc.	$78,090
119,671	Bank of America Corp.	3,659,539
11,703	Bank of New York Mellon Corp. (The)	581,171
10,174	BB&T Corp.	520,909
25,906	Berkshire Hathaway, Inc., Class B(c)	5,614,089
1,621	BlackRock, Inc.	786,574
6,233	Capital One Financial Corp.	578,609
1,494	Cboe Global Markets, Inc.	151,805
15,804	Charles Schwab Corp. (The)	723,507
6,107	Chubb Ltd.	886,736
2,019	Cincinnati Financial Corp.	194,187
31,328	Citigroup, Inc.	2,214,890
6,133	Citizens Financial Group, Inc.	222,015
4,766	CME Group, Inc.	852,637
2,118	Comerica, Inc.	166,454
4,375	Discover Financial Services	356,519
3,281	E*TRADE Financial Corp.	166,215
542	Everest Re Group Ltd.	127,641
10,255	Fifth Third Bancorp	295,549
2,195	First Republic Bank	231,836
3,937	Franklin Resources, Inc.	136,181
4,563	Goldman Sachs Group, Inc. (The)	939,613
4,789	Hartford Financial Services Group, Inc. (The)	250,513
13,946	Huntington Bancshares, Inc.	194,128
7,574	Intercontinental Exchange, Inc.	616,145
5,290	Invesco Ltd.(d)	116,221
3,503	Jefferies Financial Group, Inc.	72,057
43,621	JPMorgan Chase & Co.	5,062,217
13,440	KeyCorp	235,872
2,722	Lincoln National Corp.	181,612
3,650	Loews Corp.	187,209
1,845	M&T Bank Corp.	313,779
6,729	Marsh & McLennan Cos., Inc.	634,477
12,753	MetLife, Inc.	588,296
2,213	Moody’s Corp.	435,120
17,302	Morgan Stanley	834,822
1,123	MSCI, Inc.	253,102
1,543	Nasdaq, Inc.	142,265
2,910	Northern Trust Corp.	286,781
5,239	People’s United Financial, Inc.	90,582
6,043	PNC Financial Services Group, Inc. (The)	827,468
3,448	Principal Financial Group, Inc.	197,088
7,779	Progressive Corp. (The)	607,929
5,449	Prudential Financial, Inc.	576,014
1,692	Raymond James Financial, Inc.	154,936
13,559	Regions Financial Corp.	210,571
3,312	S&P Global, Inc.	730,826
5,044	State Street Corp.	341,277
5,905	SunTrust Banks, Inc.	386,659
701	SVB Financial Group(c)	176,456
8,701	Synchrony Financial	301,664
3,148	T. Rowe Price Group, Inc.	338,410
1,351	Torchmark Corp.	118,429
3,509	Travelers Cos., Inc. (The)	504,419
2,859	Unum Group	105,554
20,045	US Bancorp	1,068,799

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
54,549	Wells Fargo & Co.	$2,640,717
1,720	Willis Towers Watson PLC	317,065
2,480	Zions Bancorp NA	122,338

		43,402,307

	Health Care—13.9%
23,399	Abbott Laboratories	1,861,624
19,652	AbbVie, Inc.	1,560,172
601	ABIOMED, Inc.(c)	166,723
4,231	Agilent Technologies, Inc.	332,134
2,977	Alexion Pharmaceuticals, Inc.(c)	405,259
970	Align Technology, Inc.(c)	314,940
4,166	Allergan PLC	612,402
2,081	AmerisourceBergen Corp.	155,576
8,290	Amgen, Inc.	1,486,563
3,424	Anthem, Inc.	900,615
6,351	Baxter International, Inc.	484,581
3,584	Becton, Dickinson and Co.	862,812
2,621	Biogen, Inc.(c)	600,838
18,465	Boston Scientific Corp.(c)	685,421
21,751	Bristol-Myers Squibb Co.	1,009,899
3,971	Cardinal Health, Inc.	193,427
9,357	Celgene Corp.(c)	885,734
5,504	Centene Corp.(c)	283,786
4,321	Cerner Corp.(c)	287,130
5,064	Cigna Corp.	804,366
657	Cooper Cos., Inc. (The)	190,477
17,281	CVS Health Corp.	939,741
8,371	Danaher Corp.	1,108,655
1,684	DaVita, Inc.(c)	93,024
2,965	DENTSPLY SIRONA, Inc.	151,600
2,768	Edwards Lifesciences Corp.(c)	487,362
11,506	Eli Lilly & Co.	1,346,662
16,993	Gilead Sciences, Inc.	1,105,225
3,558	HCA Healthcare, Inc.	452,684
2,017	Henry Schein, Inc.(c)	129,209
3,567	Hologic, Inc.(c)	165,438
1,806	Humana, Inc.	461,271
1,146	IDEXX Laboratories, Inc.(c)	265,872
1,958	Illumina, Inc.(c)	610,896
2,367	Incyte Corp.(c)	181,786
1,526	Intuitive Surgical, Inc.(c)	779,221
2,108	IQVIA Holdings, Inc.(c)	292,801
35,479	Johnson & Johnson	5,009,635
1,313	Laboratory Corp. of America Holdings(c)	209,975
2,556	McKesson Corp.	304,803
17,867	Medtronic PLC	1,586,768
34,389	Merck & Co., Inc.	2,706,758
331	Mettler-Toledo International, Inc.(c)	246,681
6,869	Mylan NV(c)	185,394
2,319	Nektar Therapeutics(c)	74,254
1,476	PerkinElmer, Inc.	141,460
1,665	Perrigo Co. PLC	79,787
73,964	Pfizer, Inc.	3,003,678
1,789	Quest Diagnostics, Inc.	172,424
1,044	Regeneron Pharmaceuticals, Inc.(c)	358,238
1,909	ResMed, Inc.	199,510

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
4,121	Stryker Corp.	$778,498
613	Teleflex, Inc.	175,428
5,363	Thermo Fisher Scientific, Inc.	1,487,964
12,783	UnitedHealth Group, Inc.	2,979,334
1,113	Universal Health Services, Inc., Class B	141,206
1,209	Varian Medical Systems, Inc.(c)	164,630
3,406	Vertex Pharmaceuticals, Inc.(c)	575,546
952	Waters Corp.(c)	203,290
666	WellCare Health Plans, Inc.(c)	172,061
2,724	Zimmer Biomet Holdings, Inc.	335,488
6,378	Zoetis, Inc.	649,536

		44,598,272

	Industrials—9.7%
7,671	3M Co.	1,453,731
1,889	A.O. Smith Corp.	99,305
1,640	Alaska Air Group, Inc.	101,516
1,259	Allegion PLC	124,931
5,324	American Airlines Group, Inc.	181,974
3,026	AMETEK, Inc.	266,802
5,372	Arconic, Inc.	115,391
7,000	Boeing Co. (The)	2,643,830
1,823	C.H. Robinson Worldwide, Inc.	147,663
7,667	Caterpillar, Inc.	1,068,933
1,128	Cintas Corp.	244,934
2,675	Copart, Inc.(c)	180,081
10,323	CSX Corp.	822,020
1,928	Cummins, Inc.	320,607
4,244	Deere & Co.	702,934
8,231	Delta Air Lines, Inc.	479,785
1,931	Dover Corp.	189,315
5,643	Eaton Corp. PLC	467,353
8,188	Emerson Electric Co.	581,266
1,608	Equifax, Inc.	202,528
2,287	Expeditors International of Washington, Inc.	181,634
3,812	Fastenal Co.	268,937
3,199	FedEx Corp.	606,083
1,745	Flowserve Corp.	85,557
1,859	Fluor Corp.	73,858
3,923	Fortive Corp.	338,712
1,873	Fortune Brands Home & Security, Inc.	98,857
3,610	General Dynamics Corp.	645,179
115,973	General Electric Co.	1,179,445
1,571	Harris Corp.	264,714
9,714	Honeywell International, Inc.	1,686,642
553	Huntington Ingalls Industries, Inc.	123,087
4,842	IHS Markit Ltd.(c)	277,253
4,021	Illinois Tool Works, Inc.	625,788
3,226	Ingersoll-Rand PLC	395,540
1,159	J.B. Hunt Transport Services, Inc.	109,502
1,561	Jacobs Engineering Group, Inc.	121,664
12,159	Johnson Controls International PLC	455,963
1,345	Kansas City Southern	165,623
1,057	L3 Technologies, Inc.	231,039
3,275	Lockheed Martin Corp.	1,091,656
3,923	Masco Corp.	153,232
4,735	Nielsen Holdings PLC	120,885

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
3,563	Norfolk Southern Corp.	$726,923
2,261	Northrop Grumman Corp.	655,487
4,619	PACCAR, Inc.	331,044
1,724	Parker-Hannifin Corp.	312,182
2,100	Pentair PLC	81,879
1,884	Quanta Services, Inc.	76,490
3,760	Raytheon Co.	667,738
2,871	Republic Services, Inc.	237,776
1,586	Robert Half International, Inc.	98,475
1,592	Rockwell Automation, Inc.	287,690
1,964	Rollins, Inc.	75,948
1,380	Roper Technologies, Inc.	496,386
741	Snap-on, Inc.	124,695
6,627	Southwest Airlines Co.	359,382
2,016	Stanley Black & Decker, Inc.	295,546
3,126	Textron, Inc.	165,678
648	TransDigm Group, Inc.(c)	312,673
9,631	Union Pacific Corp.	1,705,072
2,985	United Continental Holdings, Inc.(c)	265,247
9,272	United Parcel Service, Inc., Class B	984,872
1,061	United Rentals, Inc.(c)	149,516
10,800	United Technologies Corp.	1,540,188
2,178	Verisk Analytics, Inc.	307,403
601	W.W. Grainger, Inc.	169,482
1,860	Wabtec Corp.	137,770
5,194	Waste Management, Inc.	557,524
2,392	Xylem, Inc.	199,493

		31,018,308

	Information Technology—22.1%
8,492	Accenture PLC, Class A	1,551,234
6,497	Adobe, Inc.(c)	1,879,257
11,737	Advanced Micro Devices, Inc.(c)	324,293
2,175	Akamai Technologies, Inc.(c)	174,131
608	Alliance Data Systems Corp.	97,341
3,972	Amphenol Corp., Class A	395,452
4,907	Analog Devices, Inc.	570,390
1,116	ANSYS, Inc.(c)	218,513
59,678	Apple, Inc.	11,975,584
12,648	Applied Materials, Inc.	557,397
697	Arista Networks, Inc.(c)	217,666
2,918	Autodesk, Inc.(c)	520,017
5,804	Automatic Data Processing, Inc.	954,120
5,277	Broadcom, Inc.	1,680,197
1,541	Broadridge Financial Solutions, Inc.	182,038
3,735	Cadence Design Systems, Inc.(c)	259,134
58,646	Cisco Systems, Inc.	3,281,244
1,667	Citrix Systems, Inc.	168,300
7,662	Cognizant Technology Solutions Corp., Class A	559,020
10,482	Corning, Inc.	333,852
3,574	DXC Technology Co.	234,955
792	F5 Networks, Inc.(c)	124,265
4,302	Fidelity National Information Services, Inc.	498,731
5,217	Fiserv, Inc.(c)	455,131
1,144	FleetCor Technologies, Inc.(c)	298,527
1,805	FLIR Systems, Inc.	95,557
1,932	Fortinet, Inc.(c)	180,487

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
1,195	Gartner, Inc.(c)	$189,969
2,100	Global Payments, Inc.	306,747
18,344	Hewlett Packard Enterprise Co.	290,019
20,430	HP, Inc.	407,579
59,911	Intel Corp.	3,057,857
11,855	International Business Machines Corp.	1,662,901
3,452	Intuit, Inc.	866,659
473	IPG Photonics Corp.(c)	82,647
1,028	Jack Henry & Associates, Inc.	153,234
4,635	Juniper Networks, Inc.	128,714
2,501	Keysight Technologies, Inc.(c)	217,662
2,201	KLA-Tencor Corp.	280,583
2,033	Lam Research Corp.	421,705
12,026	Mastercard, Inc., Class A	3,057,490
3,642	Maxim Integrated Products, Inc.	218,520
3,157	Microchip Technology, Inc.	315,353
14,935	Micron Technology, Inc.(c)	628,166
102,212	Microsoft Corp.	13,348,887
2,183	Motorola Solutions, Inc.	316,339
3,290	NetApp, Inc.	239,677
8,074	NVIDIA Corp.	1,461,394
33,948	Oracle Corp.	1,878,343
4,258	Paychex, Inc.	358,992
15,630	PayPal Holdings, Inc.(c)	1,762,595
1,636	Qorvo, Inc.(c)	123,698
16,124	QUALCOMM, Inc.	1,388,760
2,355	Red Hat, Inc.(c)	429,858
10,192	salesforce.com, Inc.(c)	1,685,247
3,415	Seagate Technology PLC	165,013
2,319	Skyworks Solutions, Inc.	204,489
8,515	Symantec Corp.	206,148
1,994	Synopsys, Inc.(c)	241,434
4,515	TE Connectivity Ltd.	431,860
12,503	Texas Instruments, Inc.	1,473,228
2,169	Total System Services, Inc.	221,759
1,403	VeriSign, Inc.(c)	277,022
23,317	Visa, Inc., Class A	3,834,014
3,875	Western Digital Corp.	198,090
5,807	Western Union Co. (The)	112,888
2,662	Xerox Corp.	88,804
3,373	Xilinx, Inc.	405,232

		70,926,409

	Materials—2.7%
2,926	Air Products & Chemicals, Inc.	602,141
1,408	Albemarle Corp.	105,684
1,119	Avery Dennison Corp.	123,817
4,454	Ball Corp.	266,973
1,707	Celanese Corp.	184,168
2,970	CF Industries Holdings, Inc.	132,997
10,013	Dow, Inc.(c)	568,037
30,039	DowDuPont, Inc.	1,155,000
1,862	Eastman Chemical Co.	146,875
3,375	Ecolab, Inc.	621,270
1,794	FMC Corp.	141,834
19,305	Freeport-McMoRan, Inc.	237,645
1,350	International Flavors & Fragrances, Inc.	186,016

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
5,333	International Paper Co.	$249,638
7,342	Linde PLC (United Kingdom)	1,323,469
4,055	LyondellBasell Industries NV, Class A	357,773
832	Martin Marietta Materials, Inc.	184,621
4,725	Mosaic Co. (The)	123,370
10,888	Newmont Goldcorp Corp.	338,181
4,069	Nucor Corp.	232,218
1,259	Packaging Corp. of America	124,842
3,142	PPG Industries, Inc.	369,185
2,074	Sealed Air Corp.	96,690
1,087	Sherwin-Williams Co. (The)	494,400
1,756	Vulcan Materials Co.	221,449
3,402	WestRock Co.	130,569

		8,718,862

	Real Estate—3.0%
1,501	Alexandria Real Estate Equities, Inc. REIT	213,727
5,877	American Tower Corp. REIT	1,147,778
2,071	Apartment Investment & Management Co., Class A REIT	102,225
1,845	AvalonBay Communities, Inc. REIT	370,716
2,059	Boston Properties, Inc. REIT	283,360
4,161	CBRE Group, Inc., Class A(c)	216,663
5,537	Crown Castle International Corp. REIT	696,444
2,768	Digital Realty Trust, Inc. REIT	325,821
4,786	Duke Realty Corp. REIT	148,940
1,110	Equinix, Inc. REIT	504,717
4,928	Equity Residential REIT	376,598
876	Essex Property Trust, Inc. REIT	247,470
1,696	Extra Space Storage, Inc. REIT	175,858
991	Federal Realty Investment Trust REIT	132,645
6,365	HCP, Inc. REIT	189,550
9,865	Host Hotels & Resorts, Inc. REIT	189,803
3,815	Iron Mountain, Inc. REIT	123,911
5,614	Kimco Realty Corp. REIT	97,628
1,410	Macerich Co. (The) REIT	56,597
1,518	Mid-America Apartment Communities, Inc. REIT	166,084
8,398	Prologis, Inc. REIT	643,875
1,999	Public Storage REIT	442,139
4,047	Realty Income Corp. REIT	283,331
2,231	Regency Centers Corp. REIT	149,856
1,499	SBA Communications Corp. REIT(c)	305,391
4,116	Simon Property Group, Inc. REIT	714,949
1,115	SL Green Realty Corp. REIT	98,499
3,672	UDR, Inc. REIT	165,056
4,745	Ventas, Inc. REIT	289,967
2,310	Vornado Realty Trust REIT	159,713
5,148	Welltower, Inc. REIT	383,681
9,945	Weyerhaeuser Co. REIT	266,526

		9,669,518

	Utilities—3.3%
8,824	AES Corp.	151,067
3,146	Alliant Energy Corp.	148,586
3,259	Ameren Corp.	237,157
6,572	American Electric Power Co., Inc.	562,235

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
2,408	American Water Works Co., Inc.	$260,522
1,557	Atmos Energy Corp.	159,343
6,677	CenterPoint Energy, Inc.	206,987
3,775	CMS Energy Corp.	209,701
4,278	Consolidated Edison, Inc.	368,593
10,649	Dominion Energy, Inc.	829,238
2,424	DTE Energy Co.	304,721
9,685	Duke Energy Corp.	882,497
4,341	Edison International	276,826
2,526	Entergy Corp.	244,769
3,392	Evergy, Inc.	196,125
4,223	Eversource Energy	302,620
12,920	Exelon Corp.	658,274
6,710	FirstEnergy Corp.	282,021
6,370	NextEra Energy, Inc.	1,238,583
4,962	NiSource, Inc.	137,844
3,743	NRG Energy, Inc.	154,099
1,494	Pinnacle West Capital Corp.	142,333
9,604	PPL Corp.	299,741
6,734	Public Service Enterprise Group, Inc.	401,683
3,651	Sempra Energy	467,146
13,783	Southern Co. (The)	733,531
4,202	WEC Energy Group, Inc.	329,563
6,850	Xcel Energy, Inc.	387,025

		10,572,830

	Total Investments in Securities (Cost $257,093,108)—102.0%	327,090,283

	Other assets less liabilities—(2.0)%	(6,312,612)

	Net Assets—100.0%	$320,777,671

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	A portion of the securities in the Fund are subject to covered call options written. See Note 2K and Note 6.
(c)	Non-income producing security.
(d)	Affiliated company. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco S&P 500 BuyWrite ETF (PBP) (continued)

April 30, 2019

Open Exchange-Traded Index Options Written
Description	Type of Contract	Expiration Date	Number of Contracts	Exercise Price	Premiums Received	Notional Value*	Value	Unrealized Appreciation (Depreciation)
Equity Risk
S&P 500 Index	Call	05/17/2019	1,109	$2,900	$(3,786,538)	$321,610,000	$(6,332,390)	$(2,545,852)

*	Notional Value is calculated by multiplying the Number of Contracts by the Exercise Price by the multiplier.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Schedule of Investments(a)

Invesco S&P 500® Quality ETF (SPHQ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—5.9%
215,921	Activision Blizzard, Inc.	$10,409,551
119,091	Electronic Arts, Inc.(b)	11,271,963
58,985	Omnicom Group, Inc.	4,720,570
26,854	TripAdvisor, Inc.(b)	1,429,439
155,987	Twitter, Inc.(b)	6,225,441
387,358	Walt Disney Co. (The)	53,056,425

		87,113,389

	Consumer Discretionary—10.1%
67,597	Aptiv PLC	5,793,063
73,349	Best Buy Co., Inc.	5,457,899
7,097	Chipotle Mexican Grill, Inc.(b)	4,883,020
33,250	Darden Restaurants, Inc.	3,910,200
70,627	Dollar General Corp.	8,905,358
31,974	Foot Locker, Inc.	1,829,232
53,949	Gap, Inc. (The)	1,406,990
30,159	Hasbro, Inc.	3,071,996
78,375	Macy’s, Inc.	1,844,947
442,058	NIKE, Inc., Class B	38,825,954
15,598	Ralph Lauren Corp.	2,052,385
127,801	Ross Stores, Inc.	12,481,046
306,270	Starbucks Corp.	23,791,054
131,595	Target Corp.	10,188,085
370,027	TJX Cos., Inc. (The)	20,307,082
34,521	Tractor Supply Co.	3,572,923

		148,321,234

	Consumer Staples—9.8%
531,389	Altria Group, Inc.	28,870,364
41,791	Brown-Forman Corp., Class B	2,227,042
106,824	Costco Wholesale Corp.	26,228,497
65,484	Estee Lauder Cos., Inc. (The), Class A	11,250,806
33,905	Hershey Co. (The)	4,233,039
100,631	Monster Beverage Corp.(b)	5,997,608
607,364	Procter & Gamble Co. (The)	64,672,119

		143,479,475

	Energy—6.7%
476,656	Chevron Corp.	57,227,319
388,660	ConocoPhillips	24,532,219
278,614	Marathon Oil Corp.	4,747,583
204,899	Occidental Petroleum Corp.	12,064,453

		98,571,574

	Financials—4.3%
14,392	Affiliated Managers Group, Inc.	1,596,361
46,759	Ameriprise Financial, Inc.	6,862,818
61,322	Aon PLC	11,046,545
84,698	CME Group, Inc.	15,152,472
10,195	Everest Re Group Ltd.	2,400,923
110,719	Franklin Resources, Inc.	3,829,770
67,682	S&P Global, Inc.	14,934,710
67,578	T. Rowe Price Group, Inc.	7,264,635

		63,088,234

	Health Care—10.4%
18,772	Align Technology, Inc.(b)	6,094,893
51,683	Biogen, Inc.(b)	11,847,811
495,624	Bristol-Myers Squibb Co.	23,011,822

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
35,465	Humana, Inc.	$9,058,115
35,057	Intuitive Surgical, Inc.(b)	17,901,156
667,652	Merck & Co., Inc.	52,550,889
6,941	Mettler-Toledo International, Inc.(b)	5,172,850
49,198	Nektar Therapeutics(b)	1,575,320
36,263	Perrigo Co. PLC	1,737,723
36,387	ResMed, Inc.	3,802,805
25,029	Varian Medical Systems, Inc.(b)	3,408,199
71,496	Vertex Pharmaceuticals, Inc.(b)	12,081,394
18,539	WellCare Health Plans, Inc.(b)	4,789,551

		153,032,528

	Industrials—8.1%
34,993	C.H. Robinson Worldwide, Inc.	2,834,433
51,266	Copart, Inc.(b)	3,451,227
208,593	CSX Corp.	16,610,261
50,118	Expeditors International of Washington, Inc.	3,980,372
83,506	Fastenal Co.	5,891,348
12,126	Huntington Ingalls Industries, Inc.	2,699,005
79,188	Illinois Tool Works, Inc.	12,324,028
236,602	Johnson Controls International PLC	8,872,575
58,501	Pentair PLC	2,280,954
75,937	Raytheon Co.	13,485,652
38,929	Robert Half International, Inc.	2,417,102
37,485	Rockwell Automation, Inc.	6,773,914
192,094	Union Pacific Corp.	34,008,322
13,040	W.W. Grainger, Inc.	3,677,280

		119,306,473

	Information Technology—42.6%
166,176	Accenture PLC, Class A	30,355,370
115,637	Adobe, Inc.(b)	33,448,002
18,186	ANSYS, Inc.(b)	3,560,819
338,302	Apple, Inc.	67,887,062
282,028	Applied Materials, Inc.	12,428,974
103,021	Automatic Data Processing, Inc.	16,935,622
103,412	Broadcom, Inc.	32,926,381
25,535	Broadridge Financial Solutions, Inc.	3,016,450
1,152,004	Cisco Systems, Inc.	64,454,624
26,195	Citrix Systems, Inc.	2,644,647
122,667	Cognizant Technology Solutions Corp., Class A	8,949,784
28,568	FLIR Systems, Inc.	1,512,390
349,702	Hewlett Packard Enterprise Co.	5,528,789
70,829	Intuit, Inc.	17,782,329
47,479	KLA-Tencor Corp.	6,052,623
60,045	Lam Research Corp.	12,455,134
236,105	Mastercard, Inc., Class A	60,027,335
253,759	Micron Technology, Inc.(b)	10,673,104
524,466	Microsoft Corp.	68,495,260
69,824	NetApp, Inc.	5,086,678
207,679	NVIDIA Corp.	37,589,899
89,430	Paychex, Inc.	7,539,843
26,959	Qorvo, Inc.(b)	2,038,370
54,902	Red Hat, Inc.(b)	10,021,262
249,410	Texas Instruments, Inc.	29,387,980
396,432	Visa, Inc., Class A	65,185,314

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P 500® Quality ETF (SPHQ) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
77,682	Xilinx, Inc.	$9,332,715

		625,316,760

	Materials—0.9%
411,334	Freeport-McMoRan, Inc.	5,063,522
95,740	LyondellBasell Industries NV, Class A	8,447,140

		13,510,662

	Real Estate—1.1%
40,618	Apartment Investment & Management Co., Class A REIT	2,004,905
41,466	Public Storage REIT	9,171,450
196,179	Weyerhaeuser Co. REIT	5,257,597

		16,433,952

	Total Common Stocks & Other Equity Interests (Cost $1,251,872,809)	1,468,174,281

	Money Market Funds—0.1%
1,596,170	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $1,596,170)	1,596,170

	Total Investments in Securities (Cost $1,253,468,979)—100.0%	1,469,770,451

	Other assets less liabilities—0.0%	14,667

	Net Assets—100.0%	$1,469,785,118

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Schedule of Investments(a)

Invesco S&P Spin-Off ETF (CSD)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—9.1%
3,399	Cable One, Inc.	$3,604,741
42,489	Cars.com, Inc.(b)	884,196
78,438	Gannett Co., Inc.	731,827
82,299	Liberty Latin America Ltd., Class C (Chile)(b)	1,715,111
11,860	Madison Square Garden Co. (The), Class A(b)	3,705,538
79,779	Zillow Group, Inc., Class C(b)(c)	2,664,619

		13,306,032

	Consumer Discretionary—12.2%
59,607	Adient PLC	1,376,922
60,639	Delphi Technologies PLC	1,341,941
57,930	frontdoor, Inc.(b)	2,041,453
50,721	Garrett Motion, Inc. (Switzerland)(b)	953,555
66,406	Hilton Grand Vacations, Inc.(b)	2,127,648
37,344	Liberty Expedia Holdings, Inc., Class A(b)	1,733,508
72,860	Penn National Gaming, Inc.(b)	1,578,876
23,824	TopBuild Corp.(b)	1,696,984
59,681	Veoneer, Inc. (Sweden)(b)(c)	1,317,160
67,079	Wyndham Hotels & Resorts, Inc.	3,737,642

		17,905,689

	Consumer Staples—6.2%
43,572	Energizer Holdings, Inc.	2,086,663
100,384	Lamb Weston Holdings, Inc.	7,031,899

		9,118,562

	Energy—3.7%
53,007	Apergy Corp.(b)	2,103,848
139,390	Equitrans Midstream Corp.	2,903,494
15,324	KLX Energy Services Holdings, Inc.(b)	429,838

		5,437,180

	Financials—10.2%
79,949	Brighthouse Financial, Inc.(b)	3,341,069
335,571	Synchrony Financial	11,634,246

		14,975,315

	Health Care—2.1%
65,528	Covetrus, Inc.(b)	2,153,905
26,122	Varex Imaging Corp.(b)	857,847

		3,011,752

	Industrials—13.8%
33,327	Arcosa, Inc.	1,037,470
115,836	Babcock & Wilcox Enterprises, Inc.(b)	40,438
126,966	Fortive Corp.	10,962,244
37,385	Hertz Global Holdings, Inc.(b)	679,659
110,513	nVent Electric PLC	3,088,838
84,264	Resideo Technologies, Inc.(b)	1,912,793
29,158	SPX FLOW, Inc.(b)	1,047,939
89,381	Welbilt, Inc.(b)(c)	1,504,282

		20,273,663

	Information Technology—20.3%
125,965	Conduent, Inc.(b)	1,616,131
671,346	Hewlett Packard Enterprise Co.	10,613,980
101,598	PayPal Holdings, Inc.(b)	11,457,207
96,370	Perspecta, Inc.	2,224,220
74,768	Versum Materials, Inc.	3,901,394

		29,812,932

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials—15.9%
127,796	Alcoa Corp.(b)	$3,409,597
114,462	Chemours Co. (The)	4,121,777
196,065	Dow, Inc.(b)	11,122,768
49,451	GCP Applied Technologies, Inc.(b)	1,423,694
28,520	Ingevity Corp.(b)	3,280,085

		23,357,921

	Real Estate—6.5%
27,388	CorePoint Lodging, Inc. REIT	342,350
81,885	JBG SMITH Properties REIT	3,484,207
137,882	Park Hotels & Resorts, Inc. REIT	4,423,255
122,648	Uniti Group, Inc. REIT	1,347,901

		9,597,713

	Total Common Stocks & Other Equity Interests (Cost $135,861,656)	146,796,759

	Money Market Funds—0.2%
303,919	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $303,919)	303,919

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $136,165,575)—100.2%	147,100,678

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.0%
1,228,487	Invesco Government & Agency Portfolio—Institutional Class 2.34%(d)(e)	1,228,487
309,207	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	309,300

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $1,537,787)	1,537,787

	Total Investments in Securities (Cost $137,703,362)—101.2%	148,638,465

	Other assets less liabilities—(1.2)%	(1,824,052)

	Net Assets—100.0%	$146,814,413

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Schedule of Investments(a)

Invesco Water Resources ETF (PHO)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Building Products—5.1%
697,682	A.O. Smith Corp.	$36,677,142
386,397	Advanced Drainage Systems, Inc.	10,838,436

		47,515,578

	Chemicals—8.4%
428,983	Ecolab, Inc.	78,967,191

	Commercial Services & Supplies—3.5%
509,804	Tetra Tech, Inc.	32,994,515

	Construction & Engineering—2.9%
220,631	Aegion Corp.(b)	4,392,763
173,210	Valmont Industries, Inc.	23,355,637

		27,748,400

	Electronic Equipment, Instruments & Components—2.7%
157,180	Badger Meter, Inc.	8,720,346
319,151	Itron, Inc.(b)	17,125,643

		25,845,989

	Health Care Equipment & Supplies—8.0%
570,450	Danaher Corp.	75,550,398

	Industrial Conglomerates—8.6%
223,888	Roper Technologies, Inc.	80,532,513

	Life Sciences Tools & Services—6.8%
299,168	Waters Corp.(b)	63,884,335

	Machinery—26.8%
274,844	Energy Recovery, Inc.(b)(c)	2,674,232
1,167,734	Evoqua Water Technologies Corp.(b)	15,904,537
173,480	Franklin Electric Co., Inc.	8,476,233
67,124	Gorman-Rupp Co. (The)	2,235,229
251,421	IDEX Corp.	39,387,614
137,042	Lindsay Corp.(c)	11,648,570
278,028	Mueller Industries, Inc.	8,110,077
1,325,399	Mueller Water Products, Inc., Class A	14,221,531
851,671	Pentair PLC	33,206,652
827,823	Rexnord Corp.(b)	23,675,738
528,282	Toro Co. (The)	38,643,828
163,737	Watts Water Technologies, Inc., Class A	14,014,250
479,549	Xylem, Inc.	39,994,387

		252,192,878

	Trading Companies & Distributors—4.1%
842,361	HD Supply Holdings, Inc.(b)	38,487,474

	Water Utilities—23.0%
260,474	American States Water Co.	18,537,935
713,046	American Water Works Co., Inc.	77,144,447
1,008,070	Aqua America, Inc.	39,375,214
104,711	AquaVenture Holdings Ltd.(b)	2,036,629
19,270	Artesian Resources Corp., Class A	699,116
292,655	California Water Service Group	14,746,885
3,483,618	Cia de Saneamento Basico do Estado de Sao Paulo ADR (Brazil)	41,664,071
48,274	Consolidated Water Co. Ltd. (Cayman Islands)	611,149
76,591	Middlesex Water Co.	4,441,512

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Water Utilities (continued)
278,491	SJW Group	$17,283,151

		216,540,109

	Total Common Stocks & Other Equity Interests (Cost $670,661,110)	940,259,380

	Money Market Funds—0.1%
1,003,803	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $1,003,803)	1,003,803

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $671,664,913)-100.0%	941,263,183

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.2%
1,588,060	Invesco Government & Agency Portfolio—Institutional Class 2.34%(d)(e)	1,588,060
529,195	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	529,354

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $2,117,414)	2,117,414

	Total Investments in Securities (Cost $673,782,327)—100.2%	943,380,597

	Other assets less liabilities—(0.2)%	(2,111,780)

	Net Assets—100.0%	$941,268,817

Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Schedule of Investments(a)

Invesco WilderHill Clean Energy ETF (PBW)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Aerospace & Defense—3.1%
62,708	Hexcel Corp.	$4,434,083

	Auto Components—3.0%
102,166	Gentherm, Inc.(b)	4,327,752

	Automobiles—5.3%
785,456	NIO, Inc. ADR (China)(b)(c)	3,809,462
16,137	Tesla, Inc.(b)(c)	3,851,740

		7,661,202

	Chemicals—8.2%
20,058	Air Products & Chemicals, Inc.	4,127,736
51,502	Albemarle Corp.(c)	3,865,740
110,251	Sociedad Quimica y Minera de Chile SA ADR (Chile)	3,929,346

		11,922,822

	Commercial Services & Supplies—0.4%
228,886	Aqua Metals, Inc.(b)(c)	574,504

	Construction & Engineering—7.7%
222,104	Ameresco, Inc., Class A(b)	3,344,886
105,060	MYR Group, Inc.(b)	3,797,919
98,176	Quanta Services, Inc.	3,985,946

		11,128,751

	Electrical Equipment—20.9%
277,116	American Superconductor Corp.(b)	3,059,361
1,244,947	Ballard Power Systems, Inc. (Canada)(b)(c)	4,133,224
319,411	Bloom Energy Corp., Class A(b)(c)	4,350,378
465,311	Enphase Energy, Inc.(b)(c)	4,671,722
84,723	Hydrogenics Corp. (Canada)(b)(c)	696,423
259,697	LSI Industries, Inc.	882,970
1,593,108	Plug Power, Inc.(b)(c)	3,966,839
264,145	Sunrun, Inc.(b)	4,017,645
146,992	TPI Composites, Inc.(b)	4,549,402

		30,327,964

	Electronic Equipment, Instruments & Components—2.8%
76,538	Itron, Inc.(b)	4,107,029

	Independent Power & Renewable Electricity Producers—11.0%
191,615	Atlantica Yield PLC (Spain)	3,926,192
77,456	Ormat Technologies, Inc.	4,520,332
168,450	Pattern Energy Group, Inc., Class A	3,894,564
269,904	TerraForm Power, Inc., Class A	3,659,898

		16,000,986

	Oil, Gas & Consumable Fuels—2.8%
166,634	Renewable Energy Group, Inc.(b)	4,019,212

	Professional Services—2.8%
102,099	Willdan Group, Inc.(b)	4,035,973

	Semiconductors & Semiconductor Equipment—31.9%
77,633	Advanced Energy Industries, Inc.(b)	4,484,082
129,102	Amtech Systems, Inc.(b)	854,655
228,339	Canadian Solar, Inc. (Canada)(b)(c)	4,562,213
66,855	Cree, Inc.(b)	4,418,447
133,374	Daqo New Energy Corp. ADR (China)(b)(c)	4,941,507
81,763	First Solar, Inc.(b)	5,030,877
243,717	JinkoSolar Holding Co. Ltd. ADR (China)(b)(c)	4,742,733

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment (continued)
100,717	SolarEdge Technologies, Inc.(b)	$4,461,763
688,641	SunPower Corp.(b)(c)	4,971,988
23,334	Universal Display Corp.	3,724,107
331,632	Veeco Instruments, Inc.(b)	4,039,278

		46,231,650

	Total Common Stocks & Other Equity Interests (Cost $123,125,666)	144,771,928

	Money Market Funds—0.2%
287,282	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $287,282)	287,282

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $123,412,948)—100.1%	145,059,210

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—24.6%
26,703,238	Invesco Government & Agency Portfolio—Institutional Class 2.34%(d)(e)	26,703,238
8,898,410	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	8,901,079

	Total Investments Purchased with Cash Collateral from Securities on Loan (Cost $35,604,317)	35,604,317

	Total Investments in Securities (Cost $159,017,265)—124.7%	180,663,527

	Other assets less liabilities—(24.7)%	(35,806,323)

	Net Assets—100.0%	$144,857,204

Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2M.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

(This Page Intentionally Left Blank)

61

Statements of Assets and Liabilities

April 30, 2019

	Invesco Aerospace & Defense ETF (PPA)	Invesco BRIC ETF (EEB)	Invesco Cleantech™ ETF (PZD)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)
Assets:
Unaffiliated investments in securities, at value(a)	$938,252,033	$72,516,595	$179,229,528	$1,547,078,440	$211,129,842
Affiliated investments in securities, at value	7,816,315	4,291,014	12,870,378	7,420,051	50,722,504
Other investments:
Unrealized appreciation on swap agreements—OTC	—	—	—	—	112,282
Cash	—	208	—	—	5,887
Cash segregated as collateral	—	—	2,357,158	—	259,051
Foreign currencies, at value	—	—	6,396	—	320,078
Receivable for:
Dividends	565,583	95,417	227,349	184,451	383,458
Securities lending	2,234	8,073	16,433	2,416	25,005
Investments sold	—	8,553	484	—	7,297,434
Fund shares sold	12,386,084	8,462	2,244,912	5,878,126	242,981
Foreign tax reclaims	—	564	261,134	—	669,587
Expenses absorbed	—	20,312	—	—	—

Total assets	959,022,249	76,949,198	197,213,772	1,560,563,484	271,168,109

Liabilities:
Other investments:
Open written options, at value	—	—	—	—	—
Unrealized depreciation on swap agreements—OTC	—	—	—	—	146,616
Payable for swaps	—	—	—	—	2,474
Due to custodian	—	—	—	—	—
Payable for:
Investments purchased	12,385,310	8,462	2,415,026	5,882,897	251,414
Collateral upon return of securities loaned	7,279,169	4,213,980	11,995,408	6,446,693	25,577,765
Fund shares repurchased	—	—	—	—	—
Collateral upon receipt of securities in-kind	—	—	2,357,158	—	259,051
Expenses recaptured	—	—	2,794	—	—
Accrued advisory fees	366,994	—	71,589	622,327	93,123
Accrued unitary management fees	—	—	—	—	—
Accrued trustees’ and officer’s fees	54,829	6,302	41,603	120,953	62,405
Accrued expenses	690,093	204,036	209,505	1,543,385	332,472

Total liabilities	20,776,395	4,432,780	17,093,083	14,616,255	26,725,320

Net Assets	$938,245,854	$72,516,418	$180,120,689	$1,545,947,229	$244,442,789

Net assets consist of:
Shares of beneficial interest	$745,215,785	$235,153,340	$162,264,645	$1,638,409,319	$312,166,724
Distributable earnings	193,030,069	(162,636,922)	17,856,044	(92,462,090)	(67,723,935)

Net Assets	$938,245,854	$72,516,418	$180,120,689	$1,545,947,229	$244,442,789

Shares outstanding (unlimited amount authorized, $0.01 par value)	15,150,000	1,950,800	4,000,000	26,300,000	20,200,000
Net asset value	$61.93	$37.17	$45.03	$58.78	$12.10

Market price	$61.94	$37.21	$45.21	$58.79	$12.13

Unaffiliated investments in securities, at cost	$740,289,097	$63,165,236	$127,419,927	$1,221,060,112	$191,058,508

Affiliated investments in securities, at cost	$7,816,315	$4,291,014	$12,863,180	$7,420,051	$50,722,504

Foreign currencies, at cost	$—	$—	$6,400	$—	$319,777

Premium received on written options	$—	$—	$—	$—	$—

(a) Includes securities on loan with an aggregate value of	$7,029,688	$4,052,492	$7,271,617	$6,234,415	$24,576,618

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco Golden Dragon China ETF (PGJ)	Invesco Insider Sentiment ETF (NFO)	Invesco Raymond James SB-1 Equity ETF (RYJ)	Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)

$216,720,261	$70,781,425	$173,066,074	$326,974,062	$1,468,174,281	$146,796,759	$940,259,380	$144,771,928
18,877,690	40,087	7,494,452	116,221	1,596,170	1,841,706	3,121,217	35,891,599

—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—

192,790	38,433	87,711	290,718	1,294,495	22,869	1,153,110	21,249
43,063	33	4,961	—	—	1,543	1,097	137,138
—	—	12,413,463	—	—	—	—	—
—	—	—	—	1,664,536	—	—	—
—	—	6,724	—	—	—	—	—
—	—	—	—	—	—	—	—

235,833,804	70,859,978	193,073,385	327,381,001	1,472,729,482	148,662,877	944,534,804	180,821,914

—	—	—	6,332,390	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—
—	5	—	143,506	—	—	—	—

—	—	7,805,129	—	1,663,189	—	—	—
18,658,365	—	7,388,070	—	—	1,537,787	2,117,414	35,604,317
—	—	4,541,272	—	—	—	—	—
—	—	—	—	—	—	—	—
—	—	—	—	—	81	—	—
87,316	30,121	—	—	357,801	62,140	384,945	57,786
—	—	182,853	127,434	—	—	—	—
65,002	3,663	—	—	69,680	4,270	159,693	82,085
293,337	130,597	—	—	853,694	244,186	603,935	220,522

19,104,020	164,386	19,917,324	6,603,330	2,944,364	1,848,464	3,265,987	35,964,710

$216,729,784	$70,695,592	$173,156,061	$320,777,671	$1,469,785,118	$146,814,413	$941,268,817	$144,857,204

$413,084,606	$124,520,357	$212,475,776	$318,434,175	$1,415,330,921	$269,561,281	$964,886,777	$569,344,166
(196,354,822)	(53,824,765)	(39,319,715)	2,343,496	54,454,197	(122,746,868)	(23,617,960)	(424,486,962)

$216,729,784	$70,695,592	$173,156,061	$320,777,671	$1,469,785,118	$146,814,413	$941,268,817	$144,857,204

5,150,000	1,050,800	3,822,822	15,000,000	44,150,000	2,800,000	27,150,000	5,118,273
$42.08	$67.28	$45.30	$21.39	$33.29	$52.43	$34.67	$28.30

$42.11	$67.21	$45.30	$21.39	$33.30	$52.41	$34.70	$28.31

$200,941,214	$64,569,489	$155,302,064	$256,917,681	$1,251,872,809	$135,861,656	$670,661,110	$123,125,666

$18,877,690	$40,087	$7,494,452	$175,427	$1,596,170	$1,841,706	$3,121,217	$35,891,599

$—	$—	$—	$—	$—	$—	$—	$—

$—	$—	$—	$3,786,538	$—	$—	$—	$—

$18,242,335	$—	$7,011,892	$—	$—	$1,489,615	$2,010,198	$33,917,557

63

Statements of Operations

For the year ended April 30, 2019(a)

	Invesco Aerospace & Defense ETF (PPA)	Invesco BRIC ETF (EEB)		Invesco Cleantech™ ETF (PZD)	Invesco DWA Momentum ETF (PDP)	Invesco Global Listed Private Equity ETF (PSP)
	Year Ended April 30, 2019	Eight Months Ended April 30, 2019(b)	Year Ended August 31, 2018	Year Ended April 30, 2019	Year Ended April 30, 2019	Year Ended April 30, 2019
Investment Income:
Unaffiliated dividend income	$13,617,375	$679,015	$2,158,356	$1,895,916	$11,972,466	$7,515,184
Affiliated dividend income	16,112	1,759	190	818	25,070	510,449
Non-cash dividend income	—	—	—	—	—	213,480
Securities lending income	4,646	36,403	101,143	113,907	200,913	216,026
Foreign withholding tax	(50,665)	(45,527)	(188,145)	(144,148)	—	(296,897)

Total Investment Income	13,587,468	671,650	2,071,544	1,866,493	12,198,449	8,158,242

Expenses:
Unitary management fees	—	—	—	—	—	—
Advisory fees	4,702,920	216,625	390,986	816,552	7,474,101	1,195,293
Sub-licensing fees	564,340	17,330	35,374	122,483	1,494,809	239,057
Accounting & administration fees	94,521	21,325	30,594	36,032	142,080	41,508
Professional fees	33,228	23,220	31,619	25,868	34,169	27,160
Trustees’ and officer’s fees	16,885	3,126	10,732	8,460	25,515	10,091
Custodian & transfer agent fees	11,545	66,766	67,712	18,276	16,815	30,534
Recapture (Note 3)	—	—	—	43,239	—	—
Other expenses	98,960	20,715	25,670	32,968	102,132	23,266

Total expenses	5,522,399	369,107	592,687	1,103,878	9,289,621	1,566,909

Less: Waivers	(1,300)	(91,952)	(67,581)	(80)	(2,155)	(46,624)

Net expenses	5,521,099	277,155	525,106	1,103,798	9,287,466	1,520,285

Net Investment Income	8,066,369	394,495	1,546,438	762,695	2,910,983	6,637,957

Realized and unrealized gain (loss):
Net realized gain (loss) from:
Unaffiliated Investment securities	7,984,505	(8,017,951)	(8,137,259)	(1,742,307)	(108,630,779)	(8,156,419)
Affiliated investment securities	—	—	—	—	—	—
Unaffiliated in-kind redemptions	81,858,796	1,497,014	7,203,835	2,156,918	229,283,216	11,048,817
Affiliated in-kind redemptions	—	—	—	—	—	—
Short sales	—	—	—	—	—	—
Swap agreements	—	—	—	—	—	4,307,709
Foreign currencies	—	(2,024)	591	384	—	(36,711)
Written options	—	—	—	—	—	—

Net realized gain (loss)	89,843,301	(6,522,961)	(932,833)	414,995	120,652,437	7,163,396

Change in net unrealized appreciation (depreciation) on:
Unaffiliated Investment securities	209,762	10,946,472	440,634	10,918,831	28,031,961	(9,998,711)
Affiliated investment securities	—	—	—	7,198	—	—
Swap agreements	—	—	—	—	—	58,786
Foreign currencies	—	—	—	(10,408)	—	(29,643)
Written options	—	—	—	—	—	—

Net change in unrealized appreciation (depreciation)	209,762	10,946,472	440,634	10,915,621	28,031,961	(9,969,568)

Net realized and unrealized gain (loss)	90,053,063	4,423,511	(492,199)	11,330,616	148,684,398	(2,806,172)

Net increase (decrease) in net assets resulting from operations	$98,119,432	$ 4,818,006	$ 1,054,239	$12,093,311	$ 151,595,381	$3,831,785

(a)	Effective April 30, 2019, Invesco BRIC ETF and Invesco Raymond James SB-1 Equity ETF changed fiscal year end to April 30.
(b)	For the period September 1, 2018 through April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco Golden Dragon China ETF (PGJ)	Invesco Insider Sentiment ETF (NFO)	Invesco Raymond James SB-1 Equity ETF (RYJ)		Invesco S&P 500 BuyWrite ETF (PBP)	Invesco S&P 500® Quality ETF (SPHQ)	Invesco S&P Spin-Off ETF (CSD)	Invesco Water Resources ETF (PHO)	Invesco WilderHill Clean Energy ETF (PBW)
Year Ended April 30, 2019	Year Ended April 30, 2019	Eight Months Ended April 30, 2019(b)	Year Ended August 31, 2018	Year Ended April 30, 2019	Year Ended April 30, 2019	Year Ended April 30, 2019	Year Ended April 30, 2019	Year Ended April 30, 2019

$1,499,972	$1,182,945	$1,275,199	$2,193,878	$6,485,087	$24,827,504	$2,162,065	$9,327,101	$353,449
4,641	2,486	5,908	117	10,016	57,441	4,664	19,816	3,337
—	—	—	—	48,994	—	480,625	—	—
649,364	632	73,961	302,578	—	—	6,303	30,360	2,245,840
(81,852)	—	(1,824)	(1,408)	—	—	—	—	(40,677)

2,072,125	1,186,063	1,353,244	2,495,165	6,544,097	24,884,945	2,653,657	9,377,277	2,561,949

—	—	850,297	1,345,917	1,736,106	—	—	—	—
1,071,033	349,579	—	—	—	2,764,621	905,308	4,215,575	566,379
214,205	41,949	—	—	—	373,236	90,534	632,339	113,275
43,433	26,604	—	—	—	119,699	45,618	81,901	32,738
29,171	25,688	—	—	—	31,966	25,718	27,869	24,006
10,096	5,404	—	—	—	20,847	6,504	19,634	9,621
88,361	12,020	—	—	—	34,165	7,355	6,352	25,200
12,430	—	—	—	—	—	14,562	—	—
30,754	20,842	—	—	—	80,773	35,046	100,545	38,452

1,499,483	482,086	850,297	1,345,917	1,736,106	3,425,307	1,130,645	5,084,215	809,671

(422)	(62,793)	(490)	(12)	(273)	(845,827)	(371)	(1,681)	(16,898)

1,499,061	419,293	849,807	1,345,905	1,735,833	2,579,480	1,130,274	5,082,534	792,773

573,064	766,770	503,437	1,149,260	4,808,264	22,305,465	1,523,383	4,294,743	1,769,176

(24,178,466)	(1,400,094)	(11,717,153)	(9,820,039)	(4,140,970)	(129,037,487)	(8,995,628)	(11,515,050)	(4,919,621)
—	—	—		(20,205)	(868,341)	—	—	—
36,079,816	3,128,499	10,556,912	34,177,825	24,067,881	152,568,271	18,141,116	56,137,984	10,594,328
—	—	—	—	(1,092)	(14,859)	—	—	—
—	—	—	—	(195,252)	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	(25,251,191)	—	—	—	—

11,901,350	1,728,405	(1,160,241)	24,357,786	(5,540,829)	22,647,584	9,145,488	44,622,934	5,674,707

(33,512,069)	2,296,044	(14,274,311)	17,075,286	12,650,501	131,935,043	(14,390,165)	75,770,242	9,670,394
—	—	—	—	(21,645)	712,040	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	—	—	—	—	—
—	—	—	—	(4,728,379)	—	—	—	—

(33,512,069)	2,296,044	(14,274,311)	17,075,286	7,900,477	132,647,083	(14,390,165)	75,770,242	9,670,394

(21,610,719)	4,024,449	(15,434,552)	41,433,072	2,359,648	155,294,667	(5,244,677)	120,393,176	15,345,101

$(21,037,655)	$4,791,219	$(14,931,115)	$42,582,332	$7,167,912	$177,600,132	$(3,721,294)	$124,687,919	$17,114,277

65

Statements of Changes in Net Assets

For the year ended April 30, 2019 and 2018(a)

	Invesco Aerospace & Defense ETF (PPA)		Invesco BRIC ETF (EEB)			Invesco Cleantech™ ETF (PZD)
	Year Ended April 30, 2019	Year Ended April 30, 2018	Eight Months Ended April 30, 2019(b)	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net investment income	$8,066,369	$6,482,073	$394,495	$1,546,438	$1,338,868	$762,695	$800,030
Net realized gain (loss)	89,843,301	34,945,173	(6,522,961)	(932,833)	(10,451,107)	414,995	26,168
Change in unrealized appreciation (depreciation)	209,762	121,310,441	10,946,472	440,634	28,431,956	10,915,621	14,324,263

Net increase (decrease) in net assets resulting from operations	98,119,432	162,737,687	4,818,006	1,054,239	19,319,717	12,093,311	15,150,461

Distributions to Shareholders from:
Distributable earnings	(8,051,313)	(5,890,874)	(1,731,261)	(1,588,508)	(1,048,634)	(870,880)	(1,006,758)
Return of capital	—	—	—	—	—	—	—

Total distributions to shareholders	(8,051,313)	(5,890,874)	(1,731,261)	(1,588,508)	(1,048,634)	(870,880)	(1,006,758)

Shareholder Transactions:
Proceeds from shares sold	67,402,990	357,161,751	9,001,851	7,466,289	4,620,024	13,011,807	57,512,328
Value of shares repurchased	(225,933,878)	(76,449,431)	(8,639,382)	(24,294,005)	(10,941,555)	(4,170,443)	(4,238,208)

Net increase (decrease) in net assets resulting from share transactions	(158,530,888)	280,712,320	362,469	(16,827,716)	(6,321,531)	8,841,364	53,274,120

Net increase (decrease) in net assets	(68,462,769)	437,559,133	3,449,214	(17,361,985)	11,949,552	20,063,795	67,417,823

Net assets:
Beginning of period	1,006,708,623	569,149,490	69,067,204	86,429,189	74,479,637	160,056,894	92,639,071

End of period	$938,245,854	$1,006,708,623	$72,516,418	$69,067,204	$86,429,189	$180,120,689	$160,056,894

Changes in Shares Outstanding:
Shares sold	1,150,000	6,850,000	250,000	200,000	150,000	300,000	1,400,000
Shares repurchased	(4,100,000)	(1,450,000)	(250,000)	(650,000)	(350,000)	(100,000)	(100,000)
Shares outstanding, beginning of period	18,100,000	12,700,000	1,950,800	2,400,800	2,600,800	3,800,000	2,500,000

Shares outstanding, end of period	15,150,000	18,100,000	1,950,800	1,950,800	2,400,800	4,000,000	3,800,000

(a)	Effective April 30, 2019, Invesco BRIC ETF and Invesco Raymond James SB-1 Equity ETF changed fiscal year end to April 30.
(b)	For the period September 1, 2018 through April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

Invesco DWA Momentum ETF (PDP)		Invesco Global Listed Private Equity ETF (PSP)		Invesco Golden Dragon China ETF (PGJ)		Invesco Insider Sentiment ETF (NFO)
Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Eight Months Ended April 30, 2018	Year Ended August 31, 2017

$2,910,983	$3,907,326	$6,637,957	$8,919,591	$573,064	$1,596,220	$766,770	$528,856	$846,653
120,652,437	123,565,986	7,163,396	11,410,748	11,901,350	15,709,466	1,728,405	10,792,154	8,611,615
28,031,961	78,799,951	(9,969,568)	10,322,795	(33,512,069)	31,163,538	2,296,044	(3,503,720)	1,141,424

151,595,381	206,273,263	3,831,785	30,653,134	(21,037,655)	48,469,224	4,791,219	7,817,290	10,599,692

(2,302,714)	(3,926,777)	(8,142,823)	(30,958,567)	(536,515)	(4,673,478)	(651,057)	(1,099,212)	(1,266,043)
—	(231,609)	—	(1,046,678)	—	—	—	—	—

(2,302,714)	(4,158,386)	(8,142,823)	(32,005,245)	(536,515)	(4,673,478)	(651,057)	(1,099,212)	(1,266,043)

978,754,798	775,260,655	62,756,056	56,982,533	45,958,312	120,208,928	19,121,597	61,785,509	69,469,888
(1,104,009,298)	(872,536,302)	(59,054,014)	(96,721,963)	(78,862,572)	(46,256,021)	(25,251,063)	(67,946,474)	(84,658,617)

(125,254,500)	(97,275,647)	3,702,042	(39,739,430)	(32,904,260)	73,952,907	(6,129,466)	(6,160,965)	(15,188,729)

24,038,167	104,839,230	(608,996)	(41,091,541)	(54,478,430)	117,748,653	(1,989,304)	557,113	(5,855,080)

1,521,909,062	1,417,069,832	245,051,785	286,143,326	271,208,214	153,459,561	72,684,896	72,127,783	77,982,863

$1,545,947,229	$1,521,909,062	$244,442,789	$245,051,785	$216,729,784	$271,208,214	$70,695,592	$72,684,896	$72,127,783

18,100,000	15,450,000	5,350,000	4,500,000	950,000	2,700,000	300,000	1,000,000	1,350,000
(20,700,000)	(17,450,000)	(5,250,000)	(7,750,000)	(1,750,000)	(1,050,000)	(400,000)	(1,100,000)	(1,650,000)
28,900,000	30,900,000	20,100,000	23,350,000	5,950,000	4,300,000	1,150,800	1,250,800	1,550,800

26,300,000	28,900,000	20,200,000	20,100,000	5,150,000	5,950,000	1,050,800	1,150,800	1,250,800

67

Statements of Changes in Net Assets (continued)

For the year ended April 30, 2019 and 2018(a)

	Invesco Raymond James SB-1 Equity ETF (RYJ)			Invesco S&P 500 BuyWrite ETF (PBP)
	Eight Months Ended April 30, 2019(b)	Year Ended August 31, 2018	Year Ended August 31, 2017	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net investment income	$503,437	$1,149,260	$564,317	$4,808,264	$4,051,094
Net realized gain (loss)	(1,160,241)	24,357,786	24,322,348	(5,540,829)	291,784
Change in unrealized appreciation (depreciation)	(14,274,311)	17,075,286	(6,053,102)	7,900,477	16,313,957

Net increase (decrease) in net assets resulting from operations	(14,931,115)	42,582,332	18,833,563	7,167,912	20,656,835

Distributions to Shareholders from:
Distributable earnings	(2,047,360)	—	(2,566,671)	(8,385,502)	(35,632,329)
Return of capital	—	—	(331,196)	—	—

Total distributions to shareholders	(2,047,360)	—	(2,897,867)	(8,385,502)	(35,632,329)

Shareholder Transactions:
Proceeds from shares sold	28,666,826	81,954,730	68,210,447	94,564,629	70,858,906
Value of shares repurchased	(39,092,608)	(109,778,150)	(79,129,012)	(74,865,327)	(81,183,674)

Net increase (decrease) in net assets resulting from share transactions	(10,425,782)	(27,823,420)	(10,918,565)	19,699,302	(10,324,768)

Net increase (decrease) in net assets	(27,404,257)	14,758,912	5,017,131	18,481,712	(25,300,262)

Net assets:
Beginning of period	200,560,318	185,801,406	180,784,275	302,295,959	327,596,221

End of period	$173,156,061	$200,560,318	$185,801,406	$320,777,671	$302,295,959

Changes in Shares Outstanding:
Shares sold	650,000	1,800,000	1,750,000	4,400,000	3,200,000
Shares repurchased	(900,000)	(2,450,000)	(2,050,000)	(3,600,000)	(3,750,000)
Shares outstanding, beginning of period	4,072,822	4,722,822	5,022,822	14,200,000	14,750,000

Shares outstanding, end of period	3,822,822	4,072,822	4,722,822	15,000,000	14,200,000

(a)	Effective April 30, 2019, Invesco BRIC ETF and Invesco Raymond James SB-1 Equity ETF changed fiscal year end to April 30.
(b)	For the period September 1, 2018 through April 30, 2019.
(c)	Changes in shares outstanding have been restated to reflect a one-for-five reverse stock split effective after the close of business on October 20, 2017.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P 500® Quality ETF (SPHQ)		Invesco S&P Spin-Off ETF (CSD)			Invesco Water Resources ETF (PHO)		Invesco WilderHill Clean Energy ETF (PBW)
Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Eight Months Ended April 30, 2018	Year Ended August 31, 2017	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018

$22,305,465	$25,754,531	$1,523,383	$161,649	$1,750,605	$4,294,743	$2,565,991	$1,769,176	$1,389,936
22,647,584	122,490,848	9,145,488	20,463,166	21,344,035	44,622,934	94,312,738	5,674,707	9,444,312
132,647,083	(35,985,754)	(14,390,165)	(6,277,380)	11,070,738	75,770,242	6,550,510	9,670,394	7,305,875

177,600,132	112,259,625	(3,721,294)	14,347,435	34,165,378	124,687,919	103,429,239	17,114,277	18,140,123

(21,455,885)	(26,665,792)	(1,410,652)	(836,626)	(3,264,300)	(3,503,105)	(3,090,361)	(1,768,255)	(1,382,506)
—	—	—	(438,719)	—	—	—	—	—

(21,455,885)	(26,665,792)	(1,410,652)	(1,275,345)	(3,264,300)	(3,503,105)	(3,090,361)	(1,768,255)	(1,382,506)

738,880,207	852,029,039	38,961,813	57,422,266	47,467,855	164,167,797	130,879,008	43,306,082	40,526,760
(752,396,827)	(832,688,672)	(89,549,926)	(63,168,204)	(99,479,219)	(165,631,704)	(206,816,747)	(30,057,580)	(44,198,575)

(13,516,620)	19,340,367	(50,588,113)	(5,745,938)	(52,011,364)	(1,463,907)	(75,937,739)	13,248,502	(3,671,815)

142,627,627	104,934,200	(55,720,059)	7,326,152	(21,110,286)	119,720,907	24,401,139	28,594,524	13,085,802

1,327,157,491	1,222,223,291	202,534,472	195,208,320	216,318,606	821,547,910	797,146,771	116,262,680	103,176,878

$1,469,785,118	$1,327,157,491	$146,814,413	$202,534,472	$195,208,320	$941,268,817	$821,547,910	$144,857,204	$116,262,680

24,350,000	29,300,000	750,000	1,100,000	1,050,000	5,000,000	4,550,000	1,600,000	1,630,000	(c)
(25,150,000)	(28,600,000)	(1,800,000)	(1,200,000)	(2,200,000)	(5,150,000)	(7,100,000)	(1,200,000)	(1,861,727	)(c)
44,950,000	44,250,000	3,850,000	3,950,000	5,100,000	27,300,000	29,850,000	4,718,273	4,950,000	(c)

44,150,000	44,950,000	2,800,000	3,850,000	3,950,000	27,150,000	27,300,000	5,118,273	4,718,273	(c)

69

Financial Highlights

Invesco Aerospace & Defense ETF (PPA)

	Years Ended April 30,
	2019	2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$55.62	$44.81	$36.43	$35.73		$32.16
Net investment income(a)	0.49	0.42	0.60	0.53	(b)	0.32
Net realized and unrealized gain on investments	6.30	10.79	8.43	0.67		3.52
Total from investment operations	6.79	11.21	9.03	1.20		3.84
Distributions to shareholders from:
Net investment income	(0.48)	(0.40)	(0.65)	(0.50)		(0.27)
Net asset value at end of year	$61.93	$55.62	$44.81	$36.43		$35.73
Market price at end of year(c)	$61.94	$55.66	$44.84	$36.42		$35.71
Net Asset Value Total Return(d)	12.33%	25.13%	25.06%	3.43%		11.99%
Market Price Total Return(d)	12.27%	25.14%	25.18%	3.46%		11.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$938,246	$1,006,709	$569,149	$298,735		$262,613
Ratio to average net assets of:
Expenses, after Waivers	0.59%	0.60%	0.61%	0.64%		0.66%
Expenses, prior to Waivers	0.59%	0.60%	0.61%	0.64%		0.66%
Net investment income, after Waivers	0.86%	0.80%	1.47%	1.50	%(b)	0.94%
Portfolio turnover rate(e)	15%	7%	10%	16%		13%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.33 and 0.93%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco BRIC ETF (EEB)

	Eight Months Ended April 30, 2019		Years Ended August 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$35.40		$36.00	$28.64	$24.97	$37.98	$31.99
Net investment income(a)	0.21		0.66	0.53	0.36	0.56	0.75
Net realized and unrealized gain (loss) on investments	2.55		(0.62)	7.24	3.79	(12.54)	6.10
Total from investment operations	2.76		0.04	7.77	4.15	(11.98)	6.85
Distributions to shareholders from:
Net investment income	(0.99)		(0.64)	(0.41)	(0.48)	(1.03)	(0.86)
Net asset value at end of period	$37.17		$35.40	$36.00	$28.64	$24.97	$37.98
Market price at end of period	$37.21	(b)	$35.39 (b)	$36.03	$28.54	$24.95	$37.84
Net asset value Total Return(c)	8.34%		0.01%	27.49%	16.97%	(31.90)%	21.68%
Market Price Total Return(c)	8.47%		(0.10)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$72,516		$69,067	$86,429	$74,480	$86,177	$180,427
Ratio to average net assets of:
Expenses, after waivers	0.64	%(d)	0.59%	0.64%	0.64%	0.64%	0.64%
Expenses, prior to waivers	0.85	%(d)	0.67%	0.75%	0.78%	0.70%	0.66%
Net investment income, after waivers	0.91	%(d)	1.75%	1.69%	1.41%	1.81%	2.17%
Portfolio turnover rate(e)	42%		39%	41%	24%	24%	68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

Financial Highlights (continued)

Invesco CleantechTM ETF (PZD)

	Years Ended April 30,
	2019	2018	2017		2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$42.12	$37.06	$30.41		$30.60	$31.90
Net investment income(a)	0.19	0.25	0.59	(b)	0.22	0.27
Net realized and unrealized gain (loss) on investments	2.95	5.18	6.41		(0.18)	(1.33)
Total from investment operations	3.14	5.43	7.00		0.04	(1.06)
Distributions to shareholders from:
Net investment income	(0.23)	(0.37)	(0.35)		(0.23)	(0.24)
Net asset value at end of year	$45.03	$42.12	$37.06		$30.41	$30.60
Market price at end of year(c)	$45.21	$42.26	$37.19		$30.29	$30.54
Net Asset Value Total Return(d)	7.48%	14.74%	23.21%		0.15%	(3.36)%
Market Price Total Return(d)	7.55%	14.72%	24.13%		(0.05)%	(3.61)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$180,121	$160,057	$92,639		$71,466	$76,512
Ratio to average net assets of:
Expenses, after Waivers	0.68%	0.67%	0.68%		0.67%	0.67%
Expenses, prior to Waivers	0.68%	0.68%	0.73%		0.73%	0.72%
Net investment income, after Waivers	0.47%	0.61%	1.81	%(b)	0.76%	0.89%
Portfolio turnover rate(e)	21%	17%	24%		25%	22%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.39 and 1.20%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Momentum ETF (PDP)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$52.66	$45.86	$40.51	$42.44	$36.96
Net investment income(a)	0.11	0.13	0.28	0.12	0.16
Net realized and unrealized gain (loss) on investments	6.10	6.81	5.41	(1.94)	5.43
Total from investment operations	6.21	6.94	5.69	(1.82)	5.59
Distributions to shareholders from:
Net investment income	(0.09)	(0.13)	(0.34)	(0.11)	(0.11)
Return of capital	—	(0.01)	—	—	—
Total distributions	(0.09)	(0.14)	(0.34)	(0.11)	(0.11)
Net asset value at end of year	$58.78	$52.66	$45.86	$40.51	$42.44
Market price at end of year(b)	$58.79	$52.72	$45.87	$40.50	$42.43
Net Asset Value Total Return(c)	11.81%	15.17%	14.12%	(4.29)%	15.13%
Market Price Total Return(c)	11.70%	15.28%	14.17%	(4.29)%	15.19%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,545,947	$1,521,909	$1,417,070	$1,438,022	$1,871,780
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.63%	0.63%	0.64%	0.63	%(d)
Expenses, prior to Waivers	0.62%	0.63%	0.63%	0.64%	0.63	%(d)
Net investment income, after Waivers	0.20%	0.26%	0.65%	0.29%	0.39%
Portfolio turnover rate(e)	82%	68%	68%	100%	73%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

71

Financial Highlights (continued)

Invesco Global Listed Private Equity ETF (PSP)

	Years Ended April 30,
	2019	2018		2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$12.19	$12.25		$10.45	$11.95		$11.79
Net investment income(a)	0.32	0.40	(b)	0.41	0.60	(c)	0.35
Net realized and unrealized gain (loss) on investments	(0.03)	0.99		1.85	(1.53)		0.41
Total from investment operations	0.29	1.39		2.26	(0.93)		0.76
Distributions to shareholders from:
Net investment income	(0.38)	(1.40)		(0.46)	(0.57)		(0.60)
Return of capital	—	(0.05)		—	—		—
Total distributions	(0.38)	(1.45)		(0.46)	(0.57)		(0.60)
Net asset value at end of year	$12.10	$12.19		$12.25	$10.45		$11.95
Market price at end of year(d)	$12.13	$12.21		$12.29	$10.39		$11.93
Net Asset Value Total Return(e)	2.28%	11.76%		22.21%	(8.09)%		6.79%
Market Price Total Return(e)	2.36%	11.57%		23.32%	(8.47)%		6.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$244,443	$245,052		$286,143	$325,925		$476,606
Ratio to average net assets of:
Expenses, after Waivers(f)	0.64%	0.64%		0.66%	0.64%		0.64%
Expenses, prior to Waivers(f)	0.66%	0.65%		0.67%	0.66%		0.66%
Net investment income, after Waivers	2.79%	3.16	%(b)	3.77%	5.51	%(c)	3.04%
Portfolio turnover rate(g)	64%	44%		39%	35%		30%

(a)	Based on average shares outstanding.
(b)

Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.30 and 2.37%, respectively.

(c)

Net Investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the year. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividends are $0.34 and 3.12%, respectively.

(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Financial Highlights (continued)

Invesco Golden Dragon China ETF (PGJ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$45.58	$35.69	$30.51	$33.67	$27.65
Net investment income(a)	0.11	0.31	0.19	0.06	0.21
Net realized and unrealized gain (loss) on investments	(3.51)	10.50	5.54	(3.10)	6.06
Total from investment operations	(3.40)	10.81	5.73	(3.04)	6.27
Distributions to shareholders from:
Net investment income	(0.10)	(0.92)	(0.55)	(0.09)	(0.25)
Return of capital	—	—	—	(0.03)	—
Total distributions	(0.10)	(0.92)	(0.55)	(0.12)	(0.25)
Net asset value at end of year	$42.08	$45.58	$35.69	$30.51	$33.67
Market price at end of year(b)	$42.11	$45.58	$35.69	$30.49	$33.62
Net Asset Value Total Return(c)	(7.46)%	30.46%	19.23%	(9.04)%	22.79%
Market Price Total Return(c)	(7.39)%	30.46%	19.31%	(8.97)%	22.83%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$216,730	$271,208	$153,460	$163,248	$230,631
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.70%	0.70%	0.73%	0.70%	0.70%
Net investment income, after Waivers	0.27%	0.70%	0.61%	0.18%	0.68%
Portfolio turnover rate(d)	36%	25%	30%	47%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Insider Sentiment ETF (NFO)

	Year Ended April 30, 2019	Eight Months Ended April 30, 2018		Years Ended August 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$63.16	$57.67		$50.29	$47.50	$49.25	$41.15
Net investment income(a)	0.70	0.44		0.61	0.69	0.55	0.56
Net realized and unrealized gain (loss) on investments	4.01	5.97		7.67	2.82	(1.72)	7.98
Total from investment operations	4.71	6.41		8.28	3.51	(1.17)	8.54
Distributions to shareholders from:
Net investment income	(0.59)	(0.92)		(0.90)	(0.72)	(0.58)	(0.44)
Net asset value at end of period	$67.28	$63.16		$57.67	$50.29	$47.50	$49.25
Market price at end of period	$67.21 (b)	$63.18	(b)	$57.51	$50.23	$47.52	$49.22
Net Asset Value Total Return(c)	7.70%	11.14%		16.79%	7.51%	(2.40)%	20.80%
Market Price Total Return(c)	7.56%	11.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$70,696	$72,685		$72,128	$77,983	$123,547	$184,735
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60	%(d)	0.61%	0.65%	0.65%	0.66%
Expenses, prior to Waivers	0.69%	0.73	%(d)	0.74%	0.76%	0.73%	0.74%
Net investment income, after Waivers	1.10%	1.08	%(d)	1.18%	1.47%	1.13%	1.21%
Portfolio turnover rate(e)	116%	108%		189%	117%	112%	106%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

73

Financial Highlights (continued)

Invesco Raymond James SB-1 Equity ETF (RYJ)

	Eight Months Ended April 30, 2019		Years Ended August 31,
			2018	2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$49.24		$39.34	$35.99	$34.24	$35.26	$29.06
Net investment income(a)	0.13		0.27	0.12	0.29	0.21	0.12
Net realized and unrealized gain (loss) on investments	(3.55)		9.63	3.82	1.76	(1.14)	6.19
Total from investment operations	(3.42)		9.90	3.94	2.05	(0.93)	6.31
Distributions to shareholders from:
Net investment income	(0.52)		—	(0.52)	(0.30)	(0.09)	(0.11)
Return of capital	—		—	(0.07)	—	—	—
Total distributions to shareholders	(0.52)		—	(0.59)	(0.30)	(0.09)	(0.11)
Net asset value at end of period	$45.30		$49.24	$39.34	$35.99	$34.24	$35.26
Market price at end of period	$45.30	(b)	$49.19 (b)	$39.32	$36.01	$34.19	$35.28
Net asset value Total Return(c)	(6.60)%		25.16%	11.00%	6.08%	(2.64)%	21.75%
Market Price Total Return(c)	(6.51)%		25.10%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$173,156		$200,560	$185,801	$180,784	$240,495	$267,054
Ratio to average net assets of:
Expenses, after waivers	0.75	%(d)(e)	0.71%	0.75%	0.75%	0.75%	0.76%
Expenses, prior to waivers	0.75	%(d)(e)	0.71%	0.75%	0.75%	0.75%	0.76%
Net investment income, after waivers	0.44	%(e)	0.60%	0.30%	0.87%	0.59%	0.36%
Portfolio turnover rate(f)	65%		82%	90%	118%	95%	114%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

Financial Highlights (continued)

Invesco S&P 500 BuyWrite ETF (PBP)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$21.29	$22.21	$20.33	$21.22	$21.32
Net investment income(a)	0.32	0.28	0.29	0.30	0.28
Net realized and unrealized gain (loss) on investments	0.32	1.16	2.10	(0.11)	0.65
Total from investment operations	0.64	1.44	2.39	0.19	0.93
Distributions to shareholders from:
Net investment income	(0.31)	(1.09)	(0.33)	(0.34)	(0.86)
Net realized gains	(0.23)	(1.27)	(0.18)	(0.74)	(0.17)
Total distributions	(0.54)	(2.36)	(0.51)	(1.08)	(1.03)
Net asset value at end of year	$21.39	$21.29	$22.21	$20.33	$21.22
Market price at end of year(b)	$21.39	$21.33	$22.23	$20.29	$21.22
Net Asset Value Total Return(c)	3.16%	6.59%	11.86%	0.90%	4.48%
Market Price Total Return(c)	2.97%	6.68%	12.18%	0.67%	4.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$320,778	$302,296	$327,596	$297,895	$404,270
Ratio to average net assets of:
Expenses	0.53%	0.75%	0.75%	0.75%	0.75%
Net investment income	1.47%	1.25%	1.37%	1.47%	1.33%
Portfolio turnover rate(d)	15%	16%	24%	43%	50%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Quality ETF (SPHQ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$29.53	$27.62	$24.70	$23.25	$20.90
Net investment income(a)	0.51	0.57	0.54	0.45	0.41
Net realized and unrealized gain on investments	3.75	1.89	2.84	1.46	2.33
Total from investment operations	4.26	2.46	3.38	1.91	2.74
Distributions to shareholders from:
Net investment income	(0.50)	(0.55)	(0.46)	(0.46)	(0.39)
Net asset value at end of year	$33.29	$29.53	$27.62	$24.70	$23.25
Market price at end of year(b)	$33.30	$29.55	$27.63	$24.70	$23.24
Net Asset Value Total Return(c)	14.63%	8.94%	13.84%	8.39%	13.17%
Market Price Total Return(c)	14.59%	8.98%	13.88%	8.43%	13.18%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,469,785	$1,327,157	$1,222,223	$899,078	$533,537
Ratio to average net assets of:
Expenses, after Waivers	0.19%	0.29%	0.29%	0.29%	0.29%
Expenses, prior to Waivers	0.26%	0.37%	0.38%	0.38%	0.38%
Net investment income, after Waivers	1.67%	1.95%	2.10%	1.92%	1.83%
Portfolio turnover rate(d)	73%	60%	49%	102%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions. For the year ended April 30, 2016, the portfolio turnover calculation includes the value of securities purchased and sold in the effort to realign the Fund’s portfolio holdings due to the underlying index change.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

75

Financial Highlights (continued)

Invesco S&P Spin-Off ETF (CSD)

	Year Ended April 30, 2019	Eight Months Ended April 30, 2018		Years Ended August 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$52.61	$49.42		$42.42	$40.90	$46.47	$37.96
Net investment income(a)	0.43	0.04		0.39	0.61	0.72	0.45
Net realized and unrealized gain (loss) on investments	(0.19)	3.46		7.31	1.91	(5.55)	8.15
Total from investment operations	0.24	3.50		7.70	2.52	(4.83)	8.60
Distributions to shareholders from:
Net investment income	(0.42)	(0.20)		(0.70)	(1.00)	(0.74)	(0.09)
Return of capital	—	(0.11)		—	—	—	—
Total distributions to shareholders	(0.42)	(0.31)		(0.70)	(1.00)	(0.74)	(0.09)
Net asset value at end of period	$52.43	$52.61		$49.42	$42.42	$40.90	$46.47
Market price at end of period	$52.41 (b)	$52.55	(b)	$49.34	$42.42	$40.85	$46.46
Net Asset Value Total Return(c)	0.71%	7.10%		18.39%	6.42%	(10.54)%	22.65%
Market Price Total Return(c)	0.78%	7.15%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$146,814	$202,534		$195,208	$216,319	$413,092	$615,693
Ratio to average net assets of:
Expenses, after Waivers	0.62%	0.64	%(d)	0.64%	0.65%	0.65%	0.66%
Expenses, prior to Waivers	0.62%	0.65	%(d)	0.64%	0.71%	0.71%	0.72%
Net investment income, after Waivers	0.84%	0.12	%(d)	0.86%	1.54%	1.57%	1.00%
Portfolio turnover rate(e)	49%	24%		44%	116%	56%	81%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Water Resources ETF (PHO)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$30.09	$26.71	$22.99	$25.19	$25.92
Net investment income(a)	0.16	0.09	0.16	0.13	0.14
Net realized and unrealized gain (loss) on investments	4.55	3.39	3.68	(2.17)	(0.72)
Total from investment operations	4.71	3.48	3.84	(2.04)	(0.58)
Distributions to shareholders from:
Net investment income	(0.13)	(0.10)	(0.12)	(0.16)	(0.15)
Net asset value at end of year	$34.67	$30.09	$26.71	$22.99	$25.19
Market price at end of year(b)	$34.70	$30.09	$26.70	$22.98	$25.17
Net Asset Value Total Return(c)	15.74%	13.07%	16.73%	(8.09)%	(2.25)%
Market Price Total Return(c)	15.84%	13.11%	16.74%	(8.06)%	(2.29)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$941,269	$821,548	$797,147	$680,463	$855,159
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.62%	0.62%	0.61%	0.61%
Expenses, prior to Waivers	0.60%	0.62%	0.62%	0.61%	0.61%
Net investment income, after Waivers	0.51%	0.31%	0.64%	0.58%	0.56%
Portfolio turnover rate(d)	31%	23%	44%	89%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Financial Highlights (continued)

Invesco WilderHill Clean Energy ETF (PBW)

	Years Ended April 30,
	2019	2018	2017(a)	2016(a)	2015(a)
Per Share Operating Performance:
Net asset value at beginning of year	$24.64	$20.85	$20.55	$28.80	$32.95
Net investment income(b)	0.39	0.31	0.30	0.55	0.70
Net realized and unrealized gain (loss) on investments	3.66	3.78	0.40	(8.30)	(4.10)
Total from investment operations	4.05	4.09	0.70	(7.75)	(3.40)
Distributions to shareholders from:
Net investment income	(0.39)	(0.30)	(0.40)	(0.50)	(0.75)
Net asset value at end of year	$28.30	$24.64	$20.85	$20.55	$28.80
Market price at end of year(c)	$28.31	$24.66	$20.85	$20.55	$28.80
Net Asset Value Total Return(d)	16.76%	19.78%	3.60%	(27.19)%	(10.36)%
Market Price Total Return(d)	16.70%	19.87%	3.60%	(27.19)%	(10.36)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$144,857	$116,263	$103,177	$101,255	$143,790
Ratio to average net assets of:
Expenses, after Waivers	0.70%	0.70%	0.70%	0.70%	0.70%
Expenses, prior to Waivers	0.71%	0.77%	0.76%	0.76%	0.72%
Net investment income, after Waivers	1.56%	1.30%	1.59%	2.37%	2.39%
Portfolio turnover rate(e)	40%	43%	59%	60%	48%

(a)	Per share amounts have been adjusted to reflect a one-for-five reverse stock split effective after the close of business on October 20, 2017.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

77

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2019

Note 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Aerospace & Defense ETF (PPA)	“Aerospace & Defense ETF”
Invesco BRIC ETF (EEB)	“BRIC ETF”
Invesco CleantechTM ETF (PZD)	“CleantechTM ETF”
Invesco DWA Momentum ETF (PDP)	“DWA Momentum ETF”
Invesco Global Listed Private Equity ETF (PSP)	“Global Listed Private Equity ETF”
Invesco Golden Dragon China ETF (PGJ)	“Golden Dragon China ETF”
Invesco Insider Sentiment ETF (NFO)	“Insider Sentiment ETF”
Invesco Raymond James SB-1 Equity ETF (RYJ)	“Raymond James SB-1 Equity ETF”
Invesco S&P 500 BuyWrite ETF (PBP)	“S&P 500 BuyWrite ETF”
Invesco S&P 500® Quality ETF (SPHQ)	“S&P 500® Quality ETF”
Invesco S&P Spin-Off ETF (CSD)	“S&P Spin-Off ETF”
Invesco Water Resources ETF (PHO)	“Water Resources ETF”
Invesco WilderHill Clean Energy ETF (PBW)	“WilderHill Clean Energy ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc., except for Shares of DWA Momentum ETF, Golden Dragon China ETF and Water Resources ETF, which are listed and traded on The Nasdaq Stock Market.

Effective April 30, 2019, the fiscal year-end changed for BRIC ETF and Raymond James SB-1 Equity ETF from August 31 to April 30.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Aerospace & Defense ETF	SPADE® Defense Index
BRIC ETF	S&P/BNY Mellon BRIC Select DR Index (USD)
CleantechTM ETF	The Cleantech IndexTM
DWA Momentum ETF	Dorsey Wright® Technical Leaders Index
Global Listed Private Equity ETF	Red Rocks Global Listed Private Equity Index
Golden Dragon China ETF	NASDAQ Golden Dragon China Index
Insider Sentiment ETF	Nasdaq US Insider Sentiment Index
Raymond James SB-1 Equity ETF	Raymond James SB-1 Equity Index
S&P 500 BuyWrite ETF	CBOE S&P 500 BuyWrite IndexSM
S&P 500® Quality ETF	S&P 500® Quality Index
S&P Spin-Off ETF	S&P U.S. Spin-Off Index
Water Resources ETF	NASDAQ OMX US Water IndexSM
WilderHill Clean Energy ETF	WilderHill Clean Energy Index

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Note 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter (“OTC”) market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts (“ADRs”) and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Swap agreements are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service are valued based on a model which may include end of day net present values, spreads, ratings, industry, and company performance. Centrally cleared swap agreements are valued at the daily settlement price determined by the relevant exchange or clearinghouse.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to

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changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for Funds that invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Momentum Investing Risk. Certain Funds employ a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Non-Diversified Fund Risk. Aerospace & Defense ETF, Golden Dragon China ETF, Insider Sentiment ETF, S&P Spin-Off ETF, and Water Resources ETF are non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Micro-Capitalization Securities Risk. For certain Funds, micro-capitalization stocks involve substantially greater risks of loss and price fluctuations because their earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses), and their share prices tend to be more volatile and their markets less liquid than companies with larger market capitalizations.

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Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Emerging Markets Investment Risk. For certain Funds, investments in the securities of issuers in emerging market countries involve risks often not associated with investments in the securities of issuers in developed countries. Securities in emerging markets may be subject to greater price fluctuations than securities in more developed markets. Fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in emerging market securities, and emerging market securities may have relatively low market liquidity, decreased publicly available information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Emerging market securities also are subject to the risks of expropriation, nationalization or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. Investments in emerging market securities also may be subject to dividend withholding or confiscatory taxes, currency blockage and/or transfer restrictions. Emerging markets usually are subject to greater market volatility, lower trading volume, political and economic instability, uncertainty regarding the existence of trading markets and more governmental limitations on foreign investment than are more developed markets. Securities law in many emerging market countries is relatively new and unsettled. Therefore, laws regarding foreign investment in emerging market securities, securities regulation, title to securities, and shareholder rights may change quickly and unpredictably. In addition, the enforcement of systems of taxation at federal, regional and local levels in emerging market countries may be inconsistent and subject to sudden change.

REIT Risk. For certain Funds, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses. Investment in Investment Companies Risk. For certain Funds, investing in other investment companies, including exchange-traded funds (“ETFs”), business development companies and closed-end funds, subjects the Fund to those risks affecting the investment company, including the possibility that the value of the underlying securities held by the investment company could decrease or the portfolio becomes illiquid. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying investment companies’ expenses, which will reduce the Fund’s performance, and the purchase of shares of some investment companies (in the case of closed-end investment companies) may sometimes require the payment of substantial premiums above the value of such companies’ portfolio securities or NAVs. In addition, investments by the Fund in another ETF or closed-end fund are subject to, among other risks, the risk that the ETF’s or closed end fund’s shares may trade at a discount or premium relative to the NAV of the shares and the listing exchange may halt trading of the ETF’s or closed-end fund’s shares.

Depositary Receipt Risk. Certain Funds may hold the securities of non-U.S. companies in the form of depositary receipts. The underlying securities of the depositary receipts in each Fund’s portfolio are subject to fluctuations in foreign currency exchange rates that may affect the value of each Fund’s portfolio. In addition, the value of the securities underlying the depositary receipts may change materially when U.S. markets are not open for trading. Investments in the underlying foreign securities also involve political and economic risks distinct from those associated with investing in the securities of U.S. issuers.

Currency Risk. For certain Funds, because the Fund’s NAV is determined in U.S. dollars, the Fund’s NAV could decline if the currency of a non-U.S. market in which the Fund invests depreciates against the U.S. dollar. Generally, an increase in the value of the U.S. dollar against a foreign currency will reduce the value of a security denominated in that foreign currency, thereby decreasing the Fund’s overall NAV. Exchange rates may be volatile and may change quickly and unpredictably in response to both global economic developments and economic conditions, causing an adverse impact on the Fund. As a result, investors have the potential for losses regardless of the length of time they intend to hold Shares.

Foreign Investment Risk. Investments in the securities of non-U.S. issuers involve risks beyond those associated with investments in U.S. securities. Foreign securities may have relatively low market liquidity, greater market volatility, decreased publicly available information and less reliable financial information about issuers, and inconsistent and potentially less stringent accounting, auditing and financial reporting requirements and standards of practice comparable to those applicable to domestic issuers. Foreign securities also are subject to the risks of expropriation, nationalization, political instability or other adverse political or economic developments and the difficulty of enforcing obligations in other countries. As the Funds may invest in securities denominated in foreign currencies, fluctuations in the value of the U.S. dollar relative to the values of other currencies may adversely affect investments in foreign securities and may negatively impact the Funds’ returns. Such risks may be exacerbated in emerging markets, where securities laws are relatively new and unsettled.

Risk of Investing in Listed Private Equity Companies. For certain Funds, there are certain risks inherent in investing in listed private equity companies, which encompass business development companies (“BDCs”), and other financial institutions or vehicles whose principal business is to invest in and lend capital to, or provide services to privately held companies. The 1940 Act imposes certain restraints upon the operations of BDCs. For example, BDCs are required to invest at least 70% of their total assets

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primarily in securities of private companies or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and high quality debt investments that mature in one year or less. Generally, little public information exists for private and thinly traded companies, and there is a risk that investors may not be able to make a fully informed investment decision. With investments in debt instruments, there is a risk that the issuer may default on its payments or declare bankruptcy. Additionally, a BDC may incur indebtedness only in amounts such that the BDC’s asset coverage equals at least 200% after such incurrence. These limitations on asset mix and leverage may prohibit the way that the BDC raises capital. BDCs generally invest in less mature private companies, which involve greater risk than well-established, publicly-traded companies.

Portfolio Turnover Risk. Certain Funds may engage in active and frequent trading of its portfolio securities to reflect the rebalancing of the Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to the Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for the Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to the Fund’s shareholders, the Fund will seek to utilize the in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C.

Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders — Each Fund (except BRIC ETF, Insider Sentiment ETF, Raymond James SB-1 Equity ETF and S&P Spin-Off ETF) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. BRIC ETF, Insider Sentiment ETF, Raymond James SB-1 Equity ETF and S&P Spin-Off ETF declare and pay dividends from net investment income, if any, to shareholders annually and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes — Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

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Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees acquired fund fees and expenses, if any, and extraordinary expenses.

S&P 500 BuyWrite ETF and Raymond James SB-1 Equity ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates — The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Foreign Currency Translations — Foreign currency is valued at the close of the NYSE based on quotations posted by banks and major currency dealers. Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities (net of foreign taxes withheld on disposition) and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Funds do not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. The combined results of changes in foreign exchange rates and the fluctuation of market prices on investments (net of estimated foreign tax withholding) are included with the net realized and unrealized gain or loss from investments in the Statements of Operations. Reported net realized foreign currency gains or losses arise from (1) sales of foreign currencies, (2) currency gains or losses realized between the trade and settlement dates on securities transactions, and (3) the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on each Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period-end, resulting from changes in exchange rates.

The Funds may invest in foreign securities, which may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which each Fund invests.

K.

Option Contracts Written — S&P 500 BuyWrite ETF engaged in certain strategies involving options to manage or minimize the risk of its investments or for investment purposes. A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. When the Fund writes (sells) call options, the amount of the premium received is recorded as a liability in the Statements of Assets and Liabilities and is subsequently “marked-to-market” to reflect the current value of the option written. The difference between the premium received and the current value of the option is recorded as unrealized appreciation or depreciation. The net change in unrealized appreciation (depreciation) is reported in the Statements of Operations. If a written call option expires, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to

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such option is extinguished. If a written option is exercised, the Fund realizes a gain or loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.

Writing Covered Call Option Risk. The primary risk in writing a call option is market risk. By writing covered call options in return for the receipt of premiums, the S&P 500 BuyWrite ETF will give up the opportunity to benefit from potential increases in the value of the S&P 500® Index above the exercise prices of the written options, but will continue to bear the risk of declines in the value of the S&P 500® Index. The premiums received from the options may not be sufficient to offset any losses sustained from the volatility of the underlying stocks over time. In addition, the Fund’s ability to sell the underlying securities will be limited while the option is in effect unless the Fund extinguishes the option position through the purchase of an offsetting identical option prior to the expiration of the written option. There is also a risk the Fund may not be able to enter into a closing transaction because of an illiquid market. If trading of options is suspended, the Fund may be unable to write options at times that may be desirable or advantageous to the Fund to do so.

L.

Swap Agreements — Global Listed Private Equity ETF may enter into various swap transactions, including interest rate, total return, index, currency exchange rate and credit default swap contracts (“CDS”) for investment purposes or to manage interest rate, currency or credit risk. Such transactions are agreements between two parties (“Counterparties”). These agreements may contain, among other conditions, events of default and termination events, and various covenants and representations such as provisions that require the Fund to maintain a pre-determined level of net assets, and/or provide limits regarding the decline of the Fund’s NAV over specific periods of time. If the Fund were to trigger such provisions and have open derivative positions at that time, the Counterparty may be able to terminate such agreement and request immediate payment in an amount equal to the net liability positions, if any.

Interest rate, total return, index and currency exchange rate swap agreements are two-party contracts entered into primarily to exchange the returns (or differentials in rates of returns) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or “swapped” between the parties are calculated with respect to a notional amount, i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or return of an underlying asset, in a particular foreign currency, or in a “basket” of securities representing a particular index.

Changes in the value of swap agreements are recognized as unrealized gains (losses) in the Statements of Operations by “marking to market” on a daily basis to reflect the value of the swap agreement at the end of each trading day. Payments received or paid at the beginning of the agreement are reflected as such on the Statements of Assets and Liabilities and may be referred to as upfront payments. The Fund accrues for the fixed payment stream and amortizes upfront payments, if any, on swap agreements on a daily basis with the net amount, recorded as a component of realized gain (loss) on the Statements of Operations. A liquidation payment received or made at the termination of a swap agreement is recorded as realized gain (loss) on the Statements of Operations. The Fund segregates cash or liquid securities having a value at least equal to the amount of the potential obligation of the Fund under any swap transaction. Cash held as collateral is recorded as deposits with brokers on the Statements of Assets and Liabilities. Entering into these agreements involves, to varying degrees, lack of liquidity and elements of credit, market, and counterparty risk in excess of amounts recognized on the Statements of Assets and Liabilities. Such risks involve the possibility that a swap is difficult to sell or liquidate, the Counterparty does not honor its obligations under the agreement and unfavorable interest rates and market fluctuations. It is possible that developments in the swaps market, including potential government regulation, could adversely affect the Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

M.

Securities Lending — During the fiscal year ended April 30, 2019, Aerospace & Defense ETF, BRIC ETF, CleantechTM ETF, DWA Momentum ETF, Global Listed Private Equity ETF, Golden Dragon China ETF, Insider Sentiment ETF, Raymond James SB-1 Equity ETF, S&P Spin-Off ETF, Water Resources ETF, and WilderHill Clean Energy ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to Counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

84

N.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended April 30, 2018, distributions from distributable earnings consisted of:

	Distributions to shareholders from net investment income	Distributions to shareholders from net realized gains
Aerospace & Defense ETF	$5,890,874	$—
BRIC ETF(1)	1,588,508
CleantechTM ETF	1,006,758	—
DWA Momentum ETF	3,926,777	—
Global Listed Private Equity ETF	30,958,567	—
Golden Dragon China ETF	4,673,478	—
Insider Sentiment ETF(2)	1,099,212	—
Raymond James SB-1 Equity ETF(1)	—	—
S&P 500 BuyWrite ETF	15,918,964	19,713,365
S&P 500® Quality ETF	26,665,792	—
S&P Spin-Off ETF(2)	836,626	—
Water Resources ETF	3,090,361	—
WilderHill Clean Energy ETF	1,382,506	—
WilderHill Progressive Energy ETF	140,441	—

(1)	For the fiscal period September 1, 2017 to August 31, 2018.
(2)	For the fiscal period September 1, 2017 to April 30, 2018.

For the fiscal year ended August 31, 2017, distributions from distributable earnings for BRIC ETF, Insider Sentiment ETF, Raymond James SB-1 Equity ETF and S&P Spin-Off ETF consisted of distributions from net investment income.

Note 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets. S&P 500® Quality ETF accrues daily and pays monthly to the Adviser an annual fee of 0.15% of the Fund’s average daily net assets. Prior to August 20, 2018 the advisory fee was 0.29%. Effective August 20, 2018, the Adviser voluntarily agreed to permanently waive a portion of the S&P 500® Quality ETF’s advisory fee. After giving effect to such waiver, the advisory fee was 0.15%. Effective September 24, 2018, the Adviser contractually reduced S&P 500® Quality ETF’s advisory fee from 0.29% to 0.15%.

Pursuant to another Investment Advisory Agreement, Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF accrue daily and pay monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.75% and 0.49%, respectively, of the Fund’s average daily net assets. Prior to July 1, 2018, S&P 500 BuyWrite ETF’s unitary fee was 0.75% of its average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for Raymond James SB-1 Equity ETF, S&P 500 BuyWrite ETF and S&P 500® Quality ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2021. The Expense Cap (including sub-licensing fees) for S&P 500® Quality ETF is 0.15% (0.29% prior to August 20, 2018) of the Fund’s average daily net assets per year through at least August 31, 2021. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2021. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Aerospace & Defense ETF, CleantechTM ETF, DWA Momentum ETF, Global Listed Private Equity ETF, Golden Dragon China ETF, S&P Spin-Off ETF and Water Resources ETF.

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Further, the Adviser agrees to reimburse BRIC ETF, Insider Sentiment ETF and S&P Spin-Off ETF in the amount equal to the licensing fees that each Fund pays that cause the Fund’s operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed 0.64%, 0.60% and 0.64%, respectively, through April 6, 2020 (for Insider Sentiment ETF and S&P Spin-Off ETF) and May 18, 2020 (for BRIC ETF). The Adviser also has agreed to waive a portion of the unitary management fee for Raymond James SB-1 Equity ETF through at least May 18, 2020 to prevent the expenses (excluding interest expenses, brokerage commissions and other trading expenses, acquired fund fees and expenses, if any, taxes, and litigation expenses and other extraordinary expenses) from exceeding 0.75%. Neither the Adviser nor the Fund can discontinue the agreement prior to its expiration.

Additionally, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Aerospace & Defense ETF	$1,300
BRIC ETF*	91,952
CleantechTM ETF	80
DWA Momentum ETF	2,155
Global Listed Private Equity ETF	46,624
Golden Dragon China ETF	422
Insider Sentiment ETF	62,793
Raymond James SB-1 Equity ETF*	490
S&P 500 BuyWrite ETF	273
S&P 500® Quality ETF	845,827
S&P Spin-Off ETF	371
Water Resources ETF	1,681
WilderHill Clean Energy ETF	16,898

*	For the period September 1, 2018 through April 30, 2019.

For the period September 1, 2017 to May 18, 2018, Guggenheim Funds Investment Advisor LLC waived fees and/or paid Fund expenses for each Predecessor Fund and for the period after the close of business on May 18, 2018 to August 31, 2018, the Adviser waived fees in the following amounts:

Fund	Period after the close of business May 18, 2018 to August 31, 2018	Period September 1, 2017 to May 18, 2018
BRIC ETF	$35,321	$32,260
Raymond James SB-1 Equity ETF	12	—

The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2019 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		04/30/20	04/30/21	04/30/22
CleantechTM ETF	$39,193	$39,193	$—	$—
Golden Dragon China ETF	2,056	2,056	—	—
Inside Sentiment ETF	79,804	—	17,225	62,579
S&P 500® Quality ETF	2,825,732	919,351	1,062,417	843,964
WilderHill Clean Energy ETF	143,264	56,660	70,007	16,597

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		08/31/19	08/31/20	08/31/21	04/30/22
BRIC ETF	$126,925	$—	$—	$35,110	$91,815

86

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
Aerospace & Defense ETF	SPADE Indexes
BRIC ETF	The Bank of New York Mellon
CleantechTM ETF	Cleantech Indices LLC
DWA Momentum ETF	Dorsey Wright & Associates, LLC
Global Listed Private Equity ETF	Red Rocks Capital, LLC
Golden Dragon China ETF	Nasdaq, Inc.
Insider Sentiment ETF	Nasdaq, Inc.
Raymond James SB-1 Equity ETF	Raymond James Research Services, LLC
S&P 500 BuyWrite ETF	S&P Dow Jones Indices LLC
S&P 500® Quality ETF	S&P Dow Jones Indices LLC
S&P Spin-Off ETF	S&P Dow Jones Indices LLC
Water Resources ETF	Nasdaq, Inc.
WilderHill Clean Energy ETF	WilderHill

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

Note 4—Investments in Affiliates

The Adviser serves as the adviser for Invesco India ETF, and therefore Invesco India ETF is considered to be affiliated with the Funds. The table below shows CleantechTM ETF’s transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2019.

CleantechTM ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain	Value April 30, 2019	Dividend Income
Invesco India ETF	$—	$793,170	$—	$7,198	$—	$800,368	$—

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2019.

S&P 500 BuyWrite ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.	$156,844	$60,523	$(58,204)	$(21,645)	$(21,297)	$116,221	$6,896

S&P 500® Quality ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.*	$3,553,402	$832,626	$(4,214,868)	$712,040	$(883,200)	$—	$36,757

*	At April 30, 2019, this security was no longer held.

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Note 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Funds listed below, as of April 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The value on options held in S&P 500 BuyWrite ETF was based on Level 1 inputs. The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
Global Listed Private Equity ETF
Investments in Securities
Common Stocks & Other Equity Interests	$211,129,842	$—	$—	$211,129,842
Money Market Funds	50,722,504	—	—	50,722,504

Total Investments	$261,852,346	$—	$—	$261,852,346

Other Investments-Assets*
Swap Agreements	—	112,282	—	112,282

Other Investments-Liabilites*
Swap Agreements	—	(146,616)	—	(146,616)

Total Other Investments	—	(34,334)	—	(34,334)

Total Investments	$261,852,346	$(34,334)	$—	$261,818,012

Golden Dragon China ETF
Investments in Securities
Common Stocks and Other Equity Interests	$216,720,261	$—	$0	$216,720,261
Money Market Funds	18,877,690	—	—	18,877,690

Total Investments	$235,597,951	$—	$0	$235,597,951

*	Unrealized appreciation (depreciation)

Note 6—Derivative Investments

The Funds may enter into an International Swaps and Derivatives Association Master Agreement (“ISDA Master Agreement”) under which a Fund may trade OTC derivatives. An OTC transaction entered into under an ISDA Master Agreement typically involves a collateral posting arrangement, payment netting provisions and close-out netting provisions. These netting provisions allow for reduction of credit risk through netting of contractual obligations. The enforceability of the netting provisions of the ISDA Master Agreement depends on the governing law of the ISDA Master Agreement, among other factors.

For financial reporting purposes, the Funds do not offset OTC derivative assets or liabilities that are subject to ISDA Master Agreements in the Statements of Assets and Liabilities.

88

Value of Derivative Investments at Fiscal Year-End

The table below summarizes the value of each Fund’s derivative investments, detailed by primary risk exposure, held as of April 30, 2019:

	Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Derivative Assets	Equity Risk
Unrealized appreciation on swap agreements—OTC	$112,282	$—
Derivatives not subject to master netting agreements	—	—

Total Derivative Assets subject to master netting agreements	$112,282	$—

Derivative Liabilities	Equity Risk
Options written, at value—Exchange-Traded	$—	$(6,332,390)
Unrealized depreciation on swap agreements—OTC	(146,616)	—

Total Derivative Liabilities	(146,616)	(6,332,390)

Derivatives not subject to master netting agreements	—	6,332,390

Total Derivative Liabilities subject to master netting agreements	$(146,616)	$—

Offsetting Assets and Liabilities

The table below reflects the Fund’s exposure to Counterparties subject to either an ISDA Master Agreement or other agreement for OTC derivative transactions as of April 30, 2019:

Global Listed Private Equity ETF

	Financial Derivative Assets	Financial Derivative Liabilities		Collateral (Received)/ Pledged
Counterparty	Swap agreements	Swap agreements	Net Value of Derivatives	Non-Cash	Cash	Net Amount
Citibank, N.A.	$112,282	$(143,755)	$(31,473)	$—	$—	$(31,473)
Morgan Stanley Capital Services LLC	—	(2,861)	(2,861)	—	—	(2,861)

Total	$112,282	$(146,616)	$(34,334)	$—	$—	$(34,334)

Effect of Derivative Investments for the Fiscal Year Ended April 30, 2019

The table below summarizes each Fund’s gains (losses) on derivative investments, detailed by primary risk exposure, recognized in earnings during the period:

	Location of Gain (Loss) on Statements of Operations
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
	Equity Risk
Realized Gain (Loss):
Options written	$—	$(25,251,191)
Swap agreements	4,307,709	—
Change in Net Unrealized Appreciation (Depreciation):
Options written	—	(4,728,379)
Swap agreements	58,786	—

Total	$4,366,495	$(29,979,570)

89

The table below summarizes the average notional value of derivatives held during the period.

	Average Notional Value
	Global Listed Private Equity ETF	S&P 500 BuyWrite ETF
Options written	$—	$327,746,308
Swap agreements	24,791,843	—

Note 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2019 and 2018:

	2019			2018
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Aerospace & Defense ETF	$8,051,313	$—	$—	$5,890,874	$—	$—
CleantechTM ETF	870,880	—	—	1,006,758	—	—
DWA Momentum ETF	2,302,714	—	—	3,926,777	—	231,609
Global Listed Private Equity ETF	8,142,823	—	—	30,958,567	—	1,046,678
Golden Dragon China ETF	536,515	—	—	4,673,478	—	—
S&P 500 BuyWrite ETF	5,929,392	2,456,110	—	33,621,824	2,010,505	—
S&P 500® Quality ETF	21,455,885	—	—	26,665,792	—	—
Water Resources ETF	3,503,105	—	—	3,090,361	—	—
WilderHill Clean Energy ETF	1,768,255	—	—	1,382,506	—	—

Tax Character of Distributions to Shareholders Paid During the Fiscal Year Ended April 30, 2019, the Period September 1, 2017 to April 30, 2018 and Year Ended August 31, 2017:

	2019			2018			2017
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
Insider Sentiment ETF	$651,057	$—	$—	$1,099,212	$—	$—	$1,266,043	$—	$—
S&P Spin-Off ETF	1,410,652	—	—	836,626	—	438,719	3,264,300	—	—

Tax Character of Distributions to Shareholders Paid During the Period September 1, 2018 to April 30, 2019 and Years Ended August 31, 2018 and 2017:

	2019			2018			2017
	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital	Ordinary Income	Long-Term Capital Gains	Return of Capital
BRIC ETF	$1,731,261	$—	$—	$1,588,508	$—	$—	$1,048,634	$—	$—
Raymond James SB-1 Equity ETF	2,047,360	—	—	—	—	—	2,566,671	—	331,196

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Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Net Unrealized Appreciation (Depreciation)— Foreign Currencies	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Aerospace & Defense ETF	$824,571	$—	$(49,576)	$192,255,074	$—	$—	$—	$745,215,785	$938,245,854
BRIC ETF	204,014	—	(1,408)	7,924,664	—	(170,764,192)	—	235,153,340	72,516,418
CleantechTM ETF	520,208	—	(38,777)	49,170,247	(9,371)	(31,786,263)	—	162,264,645	180,120,689
DWA Momentum ETF	619,251	—	(113,456)	313,365,552	—	(406,333,437)	—	1,638,409,319	1,545,947,229
Global Listed Private Equity ETF	4,574,535	—	(58,371)	(1,609,354)	(51,789)	(70,578,956)	—	312,166,724	244,442,789
Golden Dragon China ETF	—	—	(61,713)	3,927,660	—	(200,155,899)	(64,870)	413,084,606	216,729,784
Insider Sentiment ETF	216,058	—	(1,781)	6,179,645	—	(60,218,687)	—	124,520,357	70,695,592
Raymond James SB-1 Equity ETF	—	—	(1,045,074)	9,204,335	—	(46,814,053)	(664,923)	212,475,776	173,156,061
S&P 500 BuyWrite ETF	1,868,128	475,368	—	—	—	—	—	318,434,175	320,777,671
S&P 500® Quality ETF	3,337,786	—	(62,577)	197,921,852	—	(146,742,864)	—	1,415,330,921	1,469,785,118
S&P Spin-Off ETF	114,753	—	(2,116)	8,454,676	—	(131,314,181)	—	269,561,281	146,814,413
Water Resources ETF	1,662,418	—	(153,384)	261,920,584	—	(287,047,578)	—	964,886,777	941,268,817
WilderHill Clean Energy ETF	484,910	—	(79,408)	16,178,201	—	(441,070,665)	—	569,344,166	144,857,204
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2019:

	Post-effective/ no expiration
	Short-Term	Long-Term	Total*
Aerospace & Defense ETF	$—	$—	$—
BRIC ETF	2,851,241	167,912,951	170,764,192
CleantechTM ETF	1,261,711	30,524,552	31,786,263
DWA Momentum ETF	403,707,292	2,626,145	406,333,437
Global Listed Private Equity ETF	17,346,934	53,232,022	70,578,956
Golden Dragon China ETF	31,264,781	168,891,118	200,155,899
Insider Sentiment ETF	50,437,272	9,781,415	60,218,687
Raymond James SB-1 Equity ETF	30,644,498	16,169,555	46,814,053
S&P 500 BuyWrite ETF	—	—	—
S&P 500® Quality ETF	94,847,255	51,895,609	146,742,864
S&P Spin-Off ETF	58,176,176	73,138,005	131,314,181
Water Resources ETF	163,791,855	123,255,723	287,047,578
WilderHill Clean Energy ETF	85,090,913	355,979,752	441,070,665

*

Capital loss carryforwards as of the date listed above are reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

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Note 8—Investment Transactions

For the fiscal year ended April 30, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Aerospace & Defense ETF	$145,560,489	$144,803,563
BRIC ETF*	27,822,020	29,006,229
CleantechTM ETF	34,133,278	34,559,211
DWA Momentum ETF	1,270,187,306	1,266,837,033
Global Listed Private Equity ETF	141,464,778	135,423,418
Golden Dragon China ETF	79,817,502	78,580,717
Insider Sentiment ETF	82,728,130	81,352,048
Raymond James SB-1 Equity ETF*	114,075,384	112,456,627
S&P 500 BuyWrite ETF	48,550,975	77,600,483
S&P 500® Quality ETF	984,560,185	979,196,001
S&P Spin-Off ETF	87,884,194	88,900,531
Water Resources ETF	260,662,758	261,786,748
WilderHill Clean Energy ETF	46,901,091	46,084,123

*	For the period September 1, 2018 through April 30, 2019.

For the fiscal year ended April 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Aerospace & Defense ETF	$67,400,337	$226,733,530
BRIC ETF*	8,996,621	8,629,794
CleantechTM ETF	13,011,912	4,170,485
DWA Momentum ETF	973,478,866	1,100,451,872
Global Listed Private Equity ETF	53,384,461	53,005,185
Golden Dragon China ETF	45,922,441	79,742,068
Insider Sentiment ETF	19,119,828	26,296,943
Raymond James SB-1 Equity ETF*	28,601,824	41,572,066
S&P 500 BuyWrite ETF	95,715,698	76,037,074
S&P 500® Quality ETF	738,044,959	756,495,680
S&P Spin-Off ETF	38,951,395	88,090,197
Water Resources ETF	164,065,859	164,837,359
WilderHill Clean Energy ETF	43,281,754	30,150,671

*	For the period September 1, 2018 through April 30, 2019.

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

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At April 30, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Aerospace & Defense ETF	$203,924,383	$(11,669,309)	$192,255,074	$753,813,274
BRIC ETF	15,484,380	(7,559,716)	7,924,664	68,882,945
CleantechTM ETF	53,169,156	(3,998,909)	49,170,247	142,929,659
DWA Momentum ETF	318,355,397	(4,989,845)	313,365,552	1,241,132,939
Global Listed Private Equity ETF	20,015,689	(21,625,043)	(1,609,354)	263,427,366
Golden Dragon China ETF	28,509,725	(24,582,065)	3,927,660	231,670,291
Insider Sentiment ETF	6,369,245	(189,600)	6,179,645	64,641,867
Raymond James SB-1 Equity ETF	18,143,091	(8,938,756)	9,204,335	171,356,191
S&P 500 BuyWrite ETF	—	—	—	320,757,893
S&P 500® Quality ETF	245,186,189	(47,264,337)	197,921,852	1,271,848,599
S&P Spin-Off ETF	23,847,388	(15,392,712)	8,454,676	140,183,789
Water Resources ETF	265,661,036	(3,740,452)	261,920,584	681,460,013
WilderHill Clean Energy ETF	23,720,510	(7,542,309)	16,178,201	164,485,326

Note 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions, foreign currency transactions, the use of a portion of the proceeds from redemptions as distributions and passive foreign investment companies, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Aerospace & Defense ETF	$—	$(78,475,935)	$78,475,935
BRIC ETF	13,939	7,543,282	(7,557,221)
CleantechTM ETF	384	10,066,902	(10,067,286)
DWA Momentum ETF	(26,011)	(211,632,532)	211,658,543
Global Listed Private Equity ETF	8,561,525	(13,200,043)	4,638,518
Golden Dragon China ETF	2,367,821	2,650,834	(5,018,655)
Insider Sentiment ETF	(3,412)	1,295,162	(1,291,750)
Raymond James SB-1 Equity ETF	372,182	(6,875,293)	6,503,111
S&P 500 BuyWrite ETF	44	(44)	—
S&P 500® Quality ETF	—	(126,624,657)	126,624,657
S&P Spin-Off ETF	(94)	(13,941,169)	13,941,263
Water Resources ETF	—	(21,573,310)	21,573,310
WilderHill Clean Energy ETF	—	232,317,594	(232,317,594)

Note 10—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Raymond James SB-1 Equity ETF and S&P 500 BuyWrite ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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Note 11—Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

94

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Aerospace & Defense ETF, Invesco BRIC ETF, Invesco CleantechTM ETF, Invesco DWA Momentum ETF, Invesco Global Listed Private Equity ETF, Invesco Golden Dragon China ETF, Invesco Insider Sentiment ETF, Invesco Raymond James SB-1 Equity ETF, Invesco S&P 500 BuyWrite ETF, Invesco S&P 500® Quality ETF, Invesco S&P Spin-Off ETF, Invesco Water Resources ETF and Invesco WilderHill Clean Energy ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (thirteen of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations and changes in net assets for each of periods indicated in the table below, including the related notes, and the financial highlights for each of the periods indicated in the table below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations, the changes in each of their net assets, and each of the financial highlights for each of the periods indicated in the table below in conformity with accounting principles generally accepted in the United States of America.

Fund Name
Invesco Aerospace & Defense ETF(1)
Invesco BRIC ETF(2)
Invesco CleantechTM ETF(1)
Invesco DWA Momentum ETF(1)
Invesco Global Listed Private Equity ETF(1)
Invesco Golden Dragon China ETF(1)
Invesco Insider Sentiment ETF(3)
Invesco Raymond James SB-1 Equity ETF(2)
Invesco S&P 500 BuyWrite ETF(1)
Invesco S&P 500® Quality ETF(1)
Invesco S&P Spin-Off ETF(3)
Invesco Water Resources ETF(1)
Invesco WilderHill Clean Energy ETF(1)

(1)

Statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019 and the financial highlights for each of the five years in the period ended April 30, 2019

(2)	Statements of operations and changes in net assets and the financial highlights for the eight months ended April 30, 2019 and for the year ended August 31, 2018

(3)

Statements of operations for the year ended April 30, 2019 and statements of changes in net assets and the financial highlights for the year ended April 30, 2019 and the eight months ended April 30, 2018

The financial statements of Invesco BRIC ETF (Predecessor Fund Guggenheim BRIC ETF), Invesco Insider Sentiment ETF (Predecessor Fund Guggenheim Insider Sentiment ETF), Invesco Raymond James SB-1 Equity ETF (Predecessor Fund Guggenheim Raymond James SB-1 Equity ETF) and Invesco S&P Spin-Off ETF (Predecessor Fund Guggenheim S&P Spin-Off ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

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Report of Independent Registered Public Accounting Firm (continued)

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco S&P 500 BuyWrite ETF and Invesco Raymond James SB-1 Equity ETF), you incur advisory fees and other Fund expenses. As a shareholder of Invesco S&P 500 BuyWrite ETF or Invesco Raymond James SB-1 Equity ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

In addition to the fees and expenses which the Invesco Global Listed Private Equity ETF and Invesco Raymond James SB-1 Equity ETF (the “Portfolios”) bear directly, the Portfolios indirectly bear a pro rata share of the fees and expenses of the investment companies in which the Portfolios invest. The amount of fees and expenses incurred indirectly by the Portfolios will vary because the investment companies have varied expenses and fee levels and the Portfolios may own different proportions of the investment companies at different times. Estimated investment companies’ expenses are not expenses that are incurred directly by the Portfolios. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Portfolios invest in. The effect of the estimated investment companies’ expenses that the Portfolios bear indirectly are included in the Portfolios total returns.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value May 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Aerospace & Defense ETF (PPA)
Actual	$1,000.00	$1,141.90	0.58%	$3.08
Hypothetical (5% return before expenses)	1,000.00	1,021.92	0.58	2.91
Invesco BRIC ETF (EEB)
Actual	1,000.00	1,132.68	0.64	3.38
Hypothetical (5% return before expenses)	1,000.00	1,021.62	0.64	3.21
Invesco CleantechTM ETF (PZD)
Actual	1,000.00	1,159.90	0.68	3.64
Hypothetical (5% return before expenses)	1,000.00	1,021.42	0.68	3.41

97

Calculating your ongoing Fund expenses (continued)

	Beginning Account Value May 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Momentum ETF (PDP)
Actual	$1,000.00	$1,110.50	0.61%	$3.19
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06
Invesco Global Listed Private Equity ETF (PSP)
Actual	1,000.00	1,091.10	0.63	3.27
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Golden Dragon China ETF (PGJ)
Actual	1,000.00	1,244.20	0.70	3.90
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51
Invesco Insider Sentiment ETF (NFO)
Actual	1,000.00	1,109.92	0.60	3.14
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco Raymond James SB-1 Equity ETF (RYJ)
Actual	1,000.00	1,064.87	0.75	3.84
Hypothetical (5% return before expenses)	1,000.00	1,021.08	0.75	3.76
Invesco S&P 500 BuyWrite ETF (PBP)
Actual	1,000.00	1,022.10	0.49	2.46
Hypothetical (5% return before expenses)	1,000.00	1,022.36	0.49	2.46
Invesco S&P 500® Quality ETF (SPHQ)
Actual	1,000.00	1,100.70	0.15	0.78
Hypothetical (5% return before expenses)	1,000.00	1,024.05	0.15	0.75
Invesco S&P Spin-Off ETF (CSD)
Actual	1,000.00	1,062.86	0.63	3.22
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Water Resources ETF (PHO)
Actual	1,000.00	1,199.80	0.59	3.22
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
Invesco WilderHill Clean Energy ETF (PBW)
Actual	1,000.00	1,224.70	0.70	3.86
Hypothetical (5% return before expenses)	1,000.00	1,021.32	0.70	3.51

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2019:

	Qualified Business Income*	Qualified Dividend Income*	Dividends Received Deduction*	Long-Term Capital Gains
Aerospace & Defense ETF	0%	100%	100%	$—
BRIC ETF	0%	80%	0%	—
CleantechTM ETF	0%	100%	35%	—
DWA Momentum ETF	7%	100%	100%	—
Global Listed Private Equity ETF	0%	42%	12%	—
Golden Dragon China ETF	0%	53%	0%	—
Insider Sentiment ETF	0%	100%	100%	—
Raymond James SB-1 Equity ETF	0%	100%	96%	—
S&P 500 BuyWrite ETF	0%	0%	0%	2,456,110
S&P 500® Quality ETF	0%	100%	100%	—
S&P Spin-Off ETF	0%	100%	90%	—
Water Resources ETF	0%	100%	100%	—
WilderHill Clean Energy ETF	0%	26%	15%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the Fund’s fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None.

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club For Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	241	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco North American Holdings, Inc.; Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008–2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	241	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

103

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

104

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

105

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 53 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BRIC ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA NASDAQ Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Retail ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco Insider Sentiment ETF

Invesco International Dividend AchieversTM ETF

Invesco Russell 2000 Pure Growth ETF

Invesco Russell 2000 Pure Value ETF

Invesco Russell Midcap Equal Weight ETF

Invesco Russell Midcap Pure Growth ETF

Invesco Russell Midcap Pure Value ETF

Invesco Russell Top 200 Equal Weight ETF

Invesco Russell Top 200 Pure Growth ETF

Invesco Russell Top 200 Pure Value ETF

Invesco S&P 500® Quality ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase

106

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Equal Weight ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Equal Weight ETF, Invesco Russell Top 200 Pure Growth ETF, Invesco Russell Top 200 Pure Value ETF and Invesco S&P 500® Quality ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.16% for Invesco Dynamic Retail ETF.);

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25% of the Fund’s average daily net assets for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.17% for Invesco Russell Midcap Equal Weight ETF.); and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF (The Trustees noted that, prior to September 24, 2018, the Fund’s advisory fee was 0.29%.).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2021, as set forth below:

●

0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA NASDAQ Momentum ETF and Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure

107

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF;

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for Invesco S&P 500 Quality ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF	X		X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X

108

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF	X		X
Invesco Russell Midcap Pure Value ETF	X		X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X

109

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF			X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF			X
Invesco Russell Midcap Pure Value ETF			X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X

110

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF and Invesco WilderHill Clean Energy ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps. The Trustees also noted that the Adviser has agreed to reimburse certain Funds in the amount equal to the licensing fee paid that causes that Fund’s annual operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed a percentage of that Fund’s average daily net assets through April 6, 2020 (May 18, 2020 for Invesco BRIC ETF) as set forth below:

Invesco BRIC ETF	0.64%
Invesco Insider Sentiment ETF	0.60%
Invesco S&P Spin-Off ETF	0.64%
Invesco Zacks Mid-Cap ETF	0.65%
Invesco Zacks Multi-Asset Income ETF	0.65%

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Amended and Restated Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF and Invesco DWA NASDAQ Momentum ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

111

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 24 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all

112

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

other operating expenses of each Fund, except that each Fund pays its own distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF (The Trustees noted that prior to July 1, 2018, the Fund’s annual unitary advisory fee was 0.75%.);

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF (The Trustees noted that prior to September 24, 2018, the Fund’s annual unitary advisory fee was 0.30%.); and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF		X	X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X

113

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco S&P SmallCap 600® Pure Growth ETF		X	X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

114

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-4	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2019

PKW	Invesco BuyBack AchieversTM ETF

PFM	Invesco Dividend AchieversTM ETF

DJD	Invesco Dow Jones Industrial Average Dividend ETF

PGF	Invesco Financial Preferred ETF

PEY	Invesco High Yield Equity Dividend AchieversTM ETF

PID	Invesco International Dividend AchieversTM ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for U.S. equities. Throughout the summer, U.S. equities moved higher as corporate profits surged amid the benefit of corporate tax cuts and improving global economic growth. Several U.S. equity indexes reached new highs despite potential headwinds, including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October 2018, as U.S. equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the U.S. and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June, September and December 2018. Following December’s Fed meeting, the Fed raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, which signaled a slightly more dovish stance than expected.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Equity markets rebounded at the start of 2019, fueled by optimism about a potential U.S.-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data were mixed and overseas growth appeared to be slowing. By the end of the fiscal year, the U.S. equity market generally recovered the losses from fourth quarter 2018, backed by improving investor sentiment, low unemployment and a growing economy.

[1]	Source: Bloomberg
[2]	Source: U.S. Federal Reserve

Global Equity

The fiscal year began with significant market and currency volatility. While most domestic equity indexes delivered positive performance at the beginning of the fiscal year, most major international indexes had negative results. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns, such as geopolitical uncertainty and the potential impact of higher interest rates, also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October 2018. Global equity markets (particularly the U.S.) declined sharply in the fourth quarter of 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing U.S.-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Following the sharp sell-off in the later part of 2018, global equities rebounded in the beginning of 2019, fueled by accommodative central bank policy and the potential for a U.S.-China trade deal. Central bank policy provided a supportive environment for equities and fixed income, even as global economic growth appeared to be slowing. In January, China’s central bank initiated a stimulus program to counteract its slowing economy, while the European Central Bank and U.S. Federal Reserve later indicated they would not raise interest rates for the remainder of 2019. Lack of consensus on a deal for the U.K.’s withdrawal from the European Union prompted additional concerns for the U.K. and eurozone economies, though equity markets across the region posted gains. U.S. and Chinese equities also delivered robust gains. Both emerging and developed markets had positive returns for the first quarter of 2019.

Despite concerns over a decline in global growth for 20191, global equity indexes, in general, ended the fiscal year in positive territory, with developed markets outperforming emerging markets.

[1]	Source: International Monetary Fund World

3

PKW	Manager’s Analysis
Invesco BuyBack AchieversTM ETF (PKW)

As an index fund, the Invesco BuyBack Achievers™ ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ US BuyBack Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “BuyBack AchieversTM”. To qualify for the universe of “BuyBack AchieversTM,” an issuer must have effected a net reduction in shares outstanding of 5% or more in the past 12 months.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 13.16%. On a net asset value (“NAV”) basis, the Fund returned 13.16%. During the same time period, the Index returned 13.86%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on stock buybacks, whereas the Benchmark Index selects and weights stocks based on market capitalization and does not have a buyback methodology.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and stock selection in the financials sector as well as the stock selection in the consumer discretionary sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The financials sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included QUALCOMM, Inc., an information technology company (portfolio average weight of 0.67%) and Procter & Gamble Co. (The), a consumer staples company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Goldman Sachs Group, Inc. (The), a financials company (no longer held at fiscal year-end) and American International Group, Inc., Class A, a financials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	26.9
Consumer Discretionary	18.7
Financials	17.5
Industrials	13.3
Health Care	10.5
Energy	4.9
Communication Services	3.9
Sector Types Each Less Than 3%	4.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Citigroup, Inc.	5.3
Apple, Inc.	5.0
Cisco Systems, Inc.	4.9
Oracle Corp.	4.8
Union Pacific Corp.	4.8
AbbVie, Inc.	4.4
Amgen, Inc.	4.1
QUALCOMM, Inc.	3.9
Starbucks Corp.	3.6
Charter Communications, Inc., Class A	3.1
Total	43.9

*	Excluding money market fund holdings.

4

Invesco BuyBack AchieversTM ETF (PKW) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ US BuyBack AchieversTM Index	13.86%	13.70%	46.98%	9.90%	60.35%	16.69%	367.94%	9.68%	213.33%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.33	168.79
Fund
NAV Return	13.16	12.99	44.24	9.22	55.41	15.91	337.71	8.92	187.54
Market Price Return	13.16	13.02	44.36	9.23	55.46	15.91	337.58	8.91	187.19

Fund Inception: December 20, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PFM	Manager’s Analysis
Invesco Dividend AchieversTM ETF (PFM)

As an index fund, the Invesco Dividend Achievers™ ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ US Broad Dividend Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index pursuant to a proprietary selection methodology that identifies a universe of “Dividend AchieversTM.” To qualify for the universe of “Dividend AchieversTM,” an issuer must have increased its annual regular cash dividend payments for at least each of its last ten or more calendar or fiscal years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 15.53%. On a net asset value (“NAV”) basis, the Fund returned 15.63%. During the same time period, the Index returned 16.20%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the Russell 3000® Value Index (the “Benchmark Index”) returned 8.58%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 2,080 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the value segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified market capitalization weighting methodology and stock selection methodology based on dividend-paying stocks, whereas the Benchmark Index selects and weights stocks based on market capitalization and focuses on stocks of companies with lower price-to-book and lower forecasted growth values.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the financials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and stock selection in the information technology sector as well as the overweight exposure to and stock selection in the consumer staples sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer staples and consumer discretionary sectors, respectively. There were no sectors that detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Microsoft Corp., an information technology company (portfolio average weight of 4.06%) and Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 2.88%). Positions that detracted most significantly from the Fund’s return during this period included FedEx Corp., an industrials company (portfolio average weight of 0.75%) and CVS Health Corp., a health care company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Consumer Staples	19.7
Information Technology	15.3
Industrials	14.9
Health Care	9.3
Energy	8.7
Communication Services	7.6
Consumer Discretionary	7.2
Utilities	6.9
Financials	6.0
Materials	3.0
Real Estate	1.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Microsoft Corp.	4.4
Johnson & Johnson	3.9
Exxon Mobil Corp.	3.9
Walmart, Inc.	3.4
Visa, Inc., Class A	3.3
Procter & Gamble Co. (The)	3
Verizon Communications, Inc.	2.7
Chevron Corp.	2.6
AT&T, Inc.	2.6
Coca-Cola Co. (The)	2.4
Total	32.2

*	Excluding money market fund holdings.

6

Invesco Dividend AchieversTM ETF (PFM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ US Broad Dividend AchieversTM Index	16.20%	12.51%	42.41%	9.78%	59.48%	13.90%	267.49%	7.85%	180.02%
Russell 3000® Value Index	8.58	11.03	36.86	8.17	48.11	13.69	260.83	7.29	160.73
Fund
NAV Return	15.63	11.90	40.11	9.19	55.22	13.24	246.83	7.22	158.38
Market Price Return	15.53	11.90	40.11	9.19	55.22	13.24	246.82	7.22	158.37

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

DJD	Manager’s Analysis
Invesco Dow Jones Industrial Average Dividend ETF (DJD)

As an index fund, the Invesco Dow Jones Industrial Average Dividend ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dow Jones Industrial Average Yield Weighted (the “Index”). The Fund will invest at least 90% of its total assets in common stocks that comprise the Index.

The Index is designed to provide exposure to dividend-paying equity securities of companies included in the Dow Jones Industrial Average™ (the “Benchmark Index”), which is a price-weighted index of 30 U.S. blue-chip companies that meet certain size, listing and liquidity requirements. The Index includes all constituents of the Benchmark Index that pay dividends. The Index is calculated using a yield-weighted methodology that weights all dividend-paying constituents of the Benchmark Index by their twelve-month dividend yield over the prior twelve months.

The Fund generally will invest in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 14.25%. On a net asset value (“NAV”) basis, the Fund returned 14.24%. During the same time period, the Index returned 14.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the Benchmark Index returned 12.63%. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer staples sector and most underweight in the industrials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and stock selection in the health care sector as well as the Fund’s underweight exposure to and stock selection in the financials sector.

For the fiscal year ended April 30, 2019, the health care sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors,

respectively. The materials sector detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Procter & Gamble Co. (The), a consumer staples company (portfolio average weight of 4.93%) and Merck & Co., Inc., a health care company (portfolio average weight of 4.70%). Positions that detracted most significantly from the Fund’s return during this period included Walgreens Boots Alliance, Inc., a consumer staples company (portfolio average weight of 2.19%) and General Electric Co., an industrials company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	19.1
Consumer Staples	14.9
Health Care	13.2
Industrials	12.6
Financials	12.1
Energy	10.6
Consumer Discretionary	9.3
Communication Services	8.0
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
International Business Machines Corp.	6.2
Verizon Communications, Inc.	5.6
Exxon Mobil Corp.	5.5
Chevron Corp.	5.1
Coca-Cola Co. (The)	5.0
JPMorgan Chase & Co.	4.5
Home Depot, Inc. (The)	4.3
Pfizer, Inc.	4.3
Procter & Gamble Co. (The)	4.1
Cisco Systems, Inc.	3.9
Total	48.5

*	Excluding money market fund holdings.

8

Invesco Dow Jones Industrial Average Dividend ETF (DJD) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
Dow Jones Industrial Average Yield Weighted	14.37%	15.65%	54.69%	15.24%	61.36%
Dow Jones Industrial Average™	12.63	17.16	60.80	15.45	62.34
Fund
NAV Return	14.24	15.33	53.42	14.90	59.79
Market Price Return	14.25	14.80	51.31	14.94	59.95

Guggenheim Dow Jones Industrial Average Dividend ETF (Predecessor Fund) Inception: December 16, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.07% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

PGF	Manager’s Analysis
Invesco Financial Preferred ETF (PGF)

As an index fund, the Invesco Financial Preferred ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Wells Fargo® Hybrid and Preferred Securities Financial Index (the “Index”). The Fund generally will invest at least 90% of its total assets in preferred securities of financial institutions that comprise the Index.

The Index is a market capitalization weighted index designed to track the performance of preferred securities and securities that Wells Fargo Securities, LLC (together with Wells Fargo & Company, the “Index Provider”) believes are functionally equivalent to preferred securities, including, but not limited to, depositary preferred securities, perpetual subordinated debt and certain capital securities. The Index is composed of preferred and equivalent securities with either fixed or fixed to floating rate dividends or coupons, issued by the financial institutions that have received an industry sector classification of “financial” from the Bloomberg Professional Service® and that are traded in the U.S. market. Strictly in accordance with its guidelines and mandated procedures, the Index Provider includes securities in the Index pursuant to a proprietary selection methodology.

In general, preferred stock is a class of equity security that pays distributions to preferred stockholders. Preferred stockholders have priority over common stockholders in the payment of specified dividends, such that preferred stockholders receive dividends before any dividends are paid to common stockholders. In addition, preferred stock takes precedence over common stock in receiving proceeds from an issuer in the event of the issuer’s liquidation, but is generally junior to debt, including senior and subordinated debt.

The Index may include fixed or variable rate securities, meaning that dividends and coupons (as applicable) may be paid either on a fixed rate or a floating rate percentage of the fixed par value at which the preferred stock or other securities are issued. Floating rate preferred securities are securities that pay interest at rates that adjust whenever a specified benchmark interest rate (e.g., the LIBOR or a T-Bill rate) changes, float at a fixed margin above a generally recognized base lending rate, or are reset or re-determined on specified dates (such as the last day of a month or calendar quarter). Preferred stocks often have a liquidation value that equals the original purchase price of the stock at the time of issuance.

The Fund does not purchase all of the securities in the Index; instead, the Fund utilizes a “sampling” methodology to seek to achieve its investment objective.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 5.97%. On a net asset value (“NAV”) basis, the Fund returned 5.79%. During the same time period, the Index returned 6.41%. The Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P U.S. Preferred Stock Index (the “Benchmark Index”) returned 5.69%. The Benchmark Index is an unmanaged index weighted by modified market capitalization based on the average performance of approximately 300 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. preferred stock market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that employs a methodology that focuses on financial sector preferred securities, whereas the Benchmark Index includes preferred stocks from across the U.S. preferred stock market, including convertible preferred stocks. As such, the Fund was overweight financial securities compared to the benchmark.

Relative to the Benchmark Index, the majority of the Fund’s outperformance during the period can be primarily attributed to under-performing non-financial sector preferred securities that were included in the Benchmark Index but not held by the Fund.

For the fiscal year ended April 30, 2019, the banks industry contributed most significantly to the Fund’s return, followed by the capital markets and insurance industries, respectively. There were no industries that detracted from the Fund’s performance.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included JPMorgan Chase & Co., 5.75%, Series DD, a banks company (portfolio average weight of 1.61%), BB&T Corp., 5.63%, Series E, a banks company (portfolio average weight of 3.06%), and Bank of America Corp., 6.00%, Series GG, a banks company (portfolio average weight of 1.76%). Positions that detracted most significantly from the Fund’s return during this period included HSBC Holdings PLC, 8.00%, Series 2 (United Kingdom), a banks company (no longer held at fiscal year-end), and HSBC Holdings PLC, 8.13%, (United Kingdom), a banks company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Banks	63.1
Capital Markets	18.1
Insurance	13.6
Consumer Finance	4.6
Industry Types Each Less Than 3%	0.9
Money Market Funds Plus Other Assets Less Liabilities	(0.3)

10

Invesco Financial Preferred ETF (PGF) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
BB&T Corp., Series E, Pfd., 5.63%	3.1
JPMorgan Chase & Co., Series DD, Pfd., 5.75%	3.0
PNC Financial Services Group, Inc. (The), Series P, Pfd., 6.13%	2.9
Wells Fargo & Co., Series Q, Pfd., 5.85%	2.9
JPMorgan Chase & Co., Series BB, Pfd., 6.15%	2.6
JPMorgan Chase & Co., Series EE, Pfd., 6.00%	2.3
JPMorgan Chase & Co., Series Y, Pfd., 6.13%	2.3
JPMorgan Chase & Co., Series AA, Pfd., 6.10%	2.2
Bank of America Corp., Series GG, Pfd., 6.00%	2.0
Wells Fargo & Co., Series X, Pfd., 5.50%	1.9
Total	25.2

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Wells Fargo® Hybrid and Preferred Securities Financial Index	6.41%	5.14%	16.24%	6.60%	37.65%	12.67%	229.72%	5.16%	86.77%
S&P U.S. Preferred Stock Index	5.69	4.38	13.73	5.12	28.36	11.01	184.19	4.81	79.15
Fund
NAV Return	5.79	4.75	14.93	6.18	34.97	11.74	203.42	4.33	69.29
Market Price Return	5.97	4.73	14.87	6.22	35.19	11.75	203.73	4.28	68.19

11

Invesco Financial Preferred ETF (PGF) (continued)

Fund Inception: December 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

12

PEY	Manager’s Analysis
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

As an index fund, the Invesco High Yield Equity Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ US Dividend AchieversTM 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes common stocks in the Index that have a consistent record of dividend increases, principally on the basis of dividend yield and consistent growth in dividends. To qualify for inclusion in the Index, an issuer must have increased its annual regular cash dividend payments for each of its last ten or more calendar or fiscal years, and must have a minimum market capitalization of $1 billion.

The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 10.86%. On a net asset value (“NAV”) basis, the Fund returned 10.79%. During the same time period, the Index returned 11.37%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the security lending program in which the Fund participates.

During this same time period, the Dow Jones U.S. Select Dividend Index (the “Benchmark Index”) returned 9.04%. The Benchmark Index is an unmanaged index weighted by indicated dividend yield based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the U.S. dividend-paying equity securities market.

The performance of the Fund differed from the Benchmark Index primarily because the selection methodology of the Index that the Fund tracks, which selects the top fifty highest yielding stocks that have increased their dividend every year for the past ten years, differs from the selection methodology of the Benchmark Index which uses several fundamental factors.

Relative to the Benchmark Index, the Fund was most overweight in the tobacco industry and most underweight in the electric utilities industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the diversified telecommunications services industry as well as the Fund’s overweight exposure and stock selection in the household products industry.

For the fiscal year ended April 30, 2019, the multi-utilities industry contributed most significantly to the Fund’s return, followed by the electric utilities industry and the insurance industry, respectively. The tobacco industry detracted most significantly from the Fund’s return, followed by the health care providers & services industry.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included QUALCOMM, Inc., a semiconductors & semiconductor equipment company (portfolio average weight of 1.68%) and Procter & Gamble Co. (The), a household products company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Vector Group Ltd., a tobacco company (portfolio average weight of 3.57%) and Owens & Minor, Inc., a health care company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Electric Utilities	13.3
Tobacco	10.0
Multi-Utilities	9.3
Oil, Gas & Consumable Fuels	8.3
Insurance	8.2
Food Products	7.5
Capital Markets	7.1
Banks	5.2
Diversified Telecommunication Services	5.0
Semiconductors & Semiconductor Equipment	4.4
Beverages	3.6
Industry Types Each Less Than 3%	18.0
Money Market Funds Plus Other Assets Less Liabilities	0.1

13

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Invesco Ltd.	3.3
Vector Group Ltd.	3.2
AT&T, Inc.	3
Dominion Energy, Inc.	2.9
Helmerich & Payne, Inc.	2.7
QUALCOMM, Inc.	2.6
Altria Group, Inc.	2.6
ONEOK, Inc.	2.6
Southern Co. (The)	2.4
PPL Corp.	2.3
Total	27.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ US Dividend AchieversTM 50 Index	11.37%	11.49%	38.57%	12.68%	81.68%	16.56%	362.99%	6.09%	134.14%
Dow Jones U.S. Select Dividend Index	9.04	11.20	37.51	10.17	62.28	15.59	325.78	8.05	204.83
Fund
NAV Return	10.79	10.94	36.54	12.12	77.15	15.93	338.63	5.61	119.36
Market Price Return	10.86	10.94	36.53	12.13	77.24	15.94	338.83	5.62	119.62

14

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

Fund Inception: December 9, 2004

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.54%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

PID	Manager’s Analysis
Invesco International Dividend AchieversTM ETF (PID)

As an index fund, the Invesco International Dividend AchieversTM ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ International Dividend Achievers™ Index (the “Index”). The Fund generally will invest at least 90% of its total assets in dividend-paying common stocks and other securities that comprise the Index. The Index is composed of Global Depositary Receipts (“GDRs”) and American Depository Receipts (“ADRs”) that are listed on the London Stock Exchange or the London International Exchange, in addition to ADRs and non-U.S. common or ordinary stocks traded on the New York Stock Exchange, The NASDAQ Stock Market LLC or NYSE American.

Strictly in accordance with its guidelines and mandated procedures, Nasdaq, Inc. (the “Index Provider”) includes stock in the Index pursuant to a proprietary selection methodology that identifies companies that have increased their aggregate annual regular cash dividend payments consistently for at least each of the last five consecutive years. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 7.13%. On a net asset value (“NAV”) basis, the Fund returned 7.06%. During the same time period, the Index returned 7.23%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the MSCI EAFE® Index (Net) (the “Benchmark Index”) returned (3.22)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 920 securities. The Benchmark Index also was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall international developed equity market.

The performance of the Fund differed from the Benchmark Index primarily because the Fund seeks to track an Index that employs a dividend yield weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the energy sector and most underweight in the consumer discretionary sector during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and stock selection in the energy sector as well as the underweight exposure to and stock selection in the financials sector.

For the fiscal year ended April 30, 2019, the energy sector contributed most significantly to the Fund’s return, followed by the financials and health care sectors, respectively. The communication services sector most significantly detracted from the Fund’s return followed by the consumer discretionary sector.

Positions that contributed most significantly to the Fund’s return, for the fiscal year ended April 30, 2019, included Enbridge, Inc., an energy company (portfolio average weight of 3.26%) and Micro Focus International PLC, ADR, an information technology company (portfolio average weight of 1.89%). Positions that detracted most significantly from the Fund’s return during this period included Vodafone Group PLC, ADR, a communication services company (portfolio average weight of 3.51%) and Hon Hai Precision Industry Co., Ltd. GDR, an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	18.4
Communication Services	13.5
Industrials	13.2
Energy	11.7
Materials	10.9
Information Technology	9.8
Utilities	8.8
Health Care	4.3
Real Estate	3.2
Consumer Staples	3.0
Consumer Discretionary	2.8
Money Market Funds Plus Other Assets Less Liabilities	0.4

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Novolipetsk Steel PJSC, GDR, REGS	4.3
Severstal PJSC, GDR, REGS	4
Vodafone Group PLC, ADR	4
WPP PLC, ADR	3.8
Brookfield Property Partners L.P.	3.3
Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR	2.8
Enbridge, Inc.	2.7
National Grid PLC, ADR	2.5
BCE, Inc.	2.5
Nielsen Holdings PLC	2.4
Total	32.3

*	Excluding money market fund holdings.

16

Invesco International Dividend AchieversTM ETF (PID) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-NASDAQ International Dividend AchieversTM Index (Net)	7.23%	8.11%	26.36%	1.33%	6.81%	9.05%	137.76%	4.60%	84.46%
MSCI EAFE® Index (Net)	(3.22)	7.24	23.34	2.60	13.70	7.95	114.91	4.21	75.43
Fund
NAV Return	7.06	7.91	25.66	1.08	5.52	8.57	127.64	4.05	71.67
Market Price Return	7.13	7.94	25.75	1.06	5.42	8.56	127.36	4.05	71.65

Fund Inception: September 15, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.55%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-NASDAQ International Dividend AchieversTM Index (Net) is comprised of gross total returns of the Index from Fund inception through the conversion date, March 9, 2015, and net returns of the Index starting at the conversion date through April 30, 2019.

-	Net returns reflect invested dividends net of withholding taxes.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

17

Schedule of Investments(a)

Invesco BuyBack AchieversTM ETF (PKW)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—3.9%
25,061	AMC Entertainment Holdings, Inc.(b)	$379,925
21,860	AMC Networks, Inc., Class A(c)	1,276,843
169,606	CBS Corp., Class B	8,695,700
109,750	Charter Communications, Inc., Class A(c)	40,738,102

		51,090,570

	Consumer Discretionary—18.7%
3,280	America’s Car-Mart, Inc.(c)	324,884
9,485	Asbury Automotive Group, Inc.(c)	760,507
12,145	AutoZone, Inc.(c)	12,488,825
38,515	BBX Capital Corp.	213,373
130,433	Best Buy Co., Inc.	9,705,520
21,950	Booking Holdings, Inc.(c)	40,717,030
18,635	Brinker International, Inc.	797,019
7,264	Build-A-Bear Workshop, Inc.(c)	40,678
7,836	Children’s Place, Inc. (The)	884,057
19,763	Churchill Downs, Inc.	1,993,099
6,252	Citi Trends, Inc.	115,725
18,731	Dave & Buster’s Entertainment, Inc.	1,064,670
14,088	Deckers Outdoor Corp.(c)	2,228,862
35,726	Dick’s Sporting Goods, Inc.	1,321,862
10,933	Dillard’s, Inc., Class A(b)	748,364
40,028	Dunkin’ Brands Group, Inc.	2,987,290
446,287	eBay, Inc.	17,293,621
33,128	Express, Inc.(c)	121,911
54,724	Foot Locker, Inc.	3,130,760
126,968	Gentex Corp.	2,924,073
112,971	Goodyear Tire & Rubber Co. (The)	2,170,173
9,267	Group 1 Automotive, Inc.	725,699
142,569	Hilton Worldwide Holdings, Inc.	12,402,077
19,194	Hyatt Hotels Corp., Class A	1,472,756
12,452	Jack in the Box, Inc.	960,049
7,219	Kirkland’s, Inc.(c)	42,448
30,456	Lear Corp.	4,355,208
10,892	Lithia Motors, Inc., Class A	1,236,460
164,248	Marriott International, Inc., Class A	22,406,712
261,896	MGM Resorts International	6,974,290
76,449	Michaels Cos., Inc. (The)	859,287
15,671	Murphy USA, Inc.(c)	1,339,400
38,253	O’Reilly Automotive, Inc.(c)	14,481,438
15,297	Papa John’s International, Inc.(b)	782,595
58,420	Sally Beauty Holdings, Inc.(c)	1,034,034
7,466	Shoe Carnival, Inc.(b)	266,238
25,138	Signet Jewelers Ltd.	582,699
16,018	Sleep Number Corp.(c)	557,426
22,460	Sotheby’s(b)(c)	947,363
606,619	Starbucks Corp.	47,122,164
70,553	Toll Brothers, Inc.	2,688,069
68,900	TRI Pointe Group, Inc.(c)	899,145
14,012	Visteon Corp.	925,072
30,929	Whirlpool Corp.	4,293,564
149,469	Yum! Brands, Inc.	15,603,069
13,153	Zovio Inc.(c)	79,181

		245,068,746

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples—1.1%
75,581	Herbalife Nutrition Ltd.(c)	$3,994,456
389,418	Kroger Co. (The)	10,039,196

		14,033,652

	Energy—4.9%
244,525	Anadarko Petroleum Corp.	17,813,646
9,057	Arch Coal, Inc., Class A	878,348
206,512	Cabot Oil & Gas Corp.	5,346,596
98,383	CNX Resources Corp.(c)	881,512
213,810	Devon Energy Corp.	6,871,853
17,373	Dril-Quip, Inc.(c)	756,768
83,470	Gulfport Energy Corp.(c)	546,729
147,820	Hess Corp.	9,478,218
51,126	Keane Group, Inc.(c)	536,312
221,642	Phillips 66	20,894,191

		64,004,173

	Financials—17.5%
25,504	Affiliated Managers Group, Inc.	2,828,904
195,646	Ally Financial, Inc.	5,812,643
66,054	Ameriprise Financial, Inc.	9,694,745
51,149	Assured Guaranty Ltd.	2,439,807
8,187	BankFinancial Corp.	122,887
43,804	Capstead Mortgage Corp.	376,276
49,769	CIT Group, Inc.	2,651,195
990,853	Citigroup, Inc.	70,053,307
77,048	Comerica, Inc.	6,055,202
14,135	Cowen, Inc., Class A(c)	236,761
159,122	Discover Financial Services	12,966,852
119,594	E*TRADE Financial Corp.	6,058,632
6,106	Ellington Residential Mortgage REIT	72,173
378,223	Fifth Third Bancorp	10,900,387
21,200	FirstCash, Inc.	2,070,816
248,404	Franklin Resources, Inc.	8,592,294
9,922	Greenhill & Co., Inc.	205,485
4,406	HCI Group, Inc.	187,784
147,452	Jefferies Financial Group, Inc.	3,033,088
41,433	Legg Mason, Inc.	1,385,934
152,279	Loews Corp.	7,810,390
67,558	M&T Bank Corp.	11,489,589
466,961	MetLife, Inc.	21,540,911
9,339	Och-Ziff Capital Management Group LLC, Class A(b)	137,096
23,448	Oxford Square Capital Corp.(b)	151,239
59,002	PacWest Bancorp	2,333,529
33,050	PennyMac Mortgage Investment Trust	694,050
496,437	Regions Financial Corp.	7,709,667
216,233	SunTrust Banks, Inc.	14,158,937
346,246	Synchrony Financial	12,004,349
45,611	Third Point Reinsurance Ltd. (Bermuda)(c)	529,544
72,031	Voya Financial, Inc.	3,953,781
37,841	Waddell & Reed Financial, Inc., Class A(b)	708,762
1,545	White Mountains Insurance Group Ltd.	1,450,817

		230,417,833

	Health Care—10.5%
721,035	AbbVie, Inc.	57,242,969
15,460	Amedisys, Inc.(c)	1,976,097

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco BuyBack AchieversTM ETF (PKW) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
303,540	Amgen, Inc.	$54,430,793
144,540	Cardinal Health, Inc.	7,040,543
80,588	DaVita, Inc.(c)	4,451,681
48,937	Innoviva, Inc.(c)	686,586
93,587	McKesson Corp.	11,160,250
17,294	Medpace Holdings, Inc.(c)	971,404
50,145	PDL BioPharma, Inc.(c)	163,974

		138,124,297

	Industrials—13.3%
61,101	Allison Transmission Holdings, Inc.	2,863,193
24,010	Armstrong World Industries, Inc.	2,080,947
22,800	Atkore International Group, Inc.(c)	564,528
37,425	Avis Budget Group, Inc.(c)	1,330,459
396,426	CSX Corp.	31,567,402
70,915	Dover Corp.	6,952,506
68,532	Fortune Brands Home & Security, Inc.	3,617,119
27,438	Genesee & Wyoming, Inc., Class A(c)	2,432,379
23,884	Hawaiian Holdings, Inc.	673,767
20,312	Huntington Ingalls Industries, Inc.	4,521,045
25,118	InnerWorkings, Inc.(c)	84,899
29,871	ManpowerGroup, Inc.	2,868,811
20,547	Navigant Consulting, Inc.	469,088
10,258	PICO Holdings, Inc.(c)	117,249
68,954	Quanta Services, Inc.	2,799,532
58,332	Rockwell Automation, Inc.	10,541,176
269,603	Southwest Airlines Co.	14,620,571
51,387	Spirit AeroSystems Holdings, Inc., Class A	4,465,530
35,630	Terex Corp.	1,187,548
114,060	Textron, Inc.	6,045,180
7,467	UniFirst Corp.	1,180,757
352,619	Union Pacific Corp.	62,427,668
130,105	United Continental Holdings, Inc.(c)	11,561,130

		174,972,484

	Information Technology—26.9%
324,574	Apple, Inc.	65,132,265
463,089	Applied Materials, Inc.	20,408,332
53,805	Avnet, Inc.	2,615,461
21,030	Benchmark Electronics, Inc.	568,441
60,821	CDK Global, Inc.	3,668,723
29,035	Cirrus Logic, Inc.(c)	1,381,485
1,141,908	Cisco Systems, Inc.	63,889,753
64,271	Citrix Systems, Inc.	6,488,800
383,003	Corning, Inc.	12,198,645
668,432	Hewlett Packard Enterprise Co.	10,567,910
748,014	HP, Inc.	14,922,879
76,496	Jabil, Inc.	2,310,944
170,114	Juniper Networks, Inc.	4,724,066
31,623	Manhattan Associates, Inc.(c)	2,132,971
11,747	Nanometrics, Inc.(c)	349,943
120,483	NetApp, Inc.	8,777,187
37,652	NetScout Systems, Inc.(c)	1,106,969
1,147,844	Oracle Corp.	63,510,208
15,165	Plexus Corp.(c)	912,630
39,915	Presidio, Inc.	599,523
21,751	Progress Software Corp.	992,063
590,353	QUALCOMM, Inc.	50,847,104

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
33,085	Sanmina Corp.(c)	$1,122,243
20,573	Synchronoss Technologies, Inc.(c)	110,683
85,515	Teradyne, Inc.	4,190,235
34,340	Ubiquiti Networks, Inc.	5,853,253
112,816	Xerox Corp.	3,763,542

		353,146,258

	Materials—1.7%
9,021	Advanced Emissions Solutions, Inc.	101,937
81,095	Chemours Co. (The)	2,920,231
115,173	PPG Industries, Inc.	13,532,827
76,045	Sealed Air Corp.	3,545,218
91,261	Valvoline, Inc.	1,688,329
27,960	Worthington Industries, Inc.	1,122,035

		22,910,577

	Real Estate—1.1%
237,594	Colony Capital, Inc.	1,221,233
19,074	Hersha Hospitality Trust	354,204
24,138	NorthStar Realty Europe Corp.	430,381
97,625	Park Hotels & Resorts, Inc.	3,131,810
62,097	Piedmont Office Realty Trust, Inc., Class A	1,292,860
57,062	Realogy Holdings Corp.(b)	742,947
104,391	Retail Properties of America, Inc., Class A	1,282,965
41,312	SL Green Realty Corp.	3,649,502
41,587	Spirit Realty Capital, Inc.	1,682,610
29,370	St. Joe Co. (The)(c)	500,465

		14,288,977

	Utilities—0.4%
136,061	NRG Energy, Inc.	5,601,631
25,507	Star Group L.P.	242,062

		5,843,693

	Total Common Stocks & Other Equity Interests (Cost $1,216,380,478)	1,313,901,260

	Money Market Funds—0.1%
1,523,148	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $1,523,148)	1,523,148

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,217,903,626)—100.1%	1,315,424,408

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.3%
2,413,794	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	2,413,794

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Invesco BuyBack AchieversTM ETF (PKW) (continued)

April 30, 2019

Number of Shares		Value
	Money Market Funds (continued)
804,361	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	$804,602

	Total Money Market Funds (Cost $3,218,396)	3,218,396

	Total Investments in Securities (Cost $1,221,122,022)—100.4%	1,318,642,804

	Other assets less liabilities—(0.4)%	(5,239,252)

	Net Assets—100.0%	$1,313,403,552

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2019.
(c)	Non-income producing security.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Schedule of Investments(a)

Invesco Dividend AchieversTM ETF (PFM)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—7.6%
248,902	AT&T, Inc.	$7,706,006
154,340	Comcast Corp., Class A	6,718,420
1,636	John Wiley & Sons, Inc., Class A	75,551
1,371	Meredith Corp.	80,889
3,640	Telephone & Data Systems, Inc.	116,043
141,178	Verizon Communications, Inc.	8,073,970

		22,770,879

	Consumer Discretionary—7.2%
2,289	Aaron’s, Inc.	127,474
9,175	Best Buy Co., Inc.	682,712
2,327	Columbia Sportswear Co.	232,630
817	Cracker Barrel Old Country Store, Inc.	137,861
4,968	Genuine Parts Co.	509,419
4,301	Hasbro, Inc.	438,100
816	International Speedway Corp., Class A	36,002
4,476	Leggett & Platt, Inc.	176,175
27,387	Lowe’s Cos., Inc.	3,098,565
26,165	McDonald’s Corp.	5,169,419
1,138	Monro, Inc.	95,398
42,925	NIKE, Inc., Class B	3,770,103
2,076	Polaris Industries, Inc.	200,126
12,645	Ross Stores, Inc.	1,234,911
17,793	Target Corp.	1,377,534
4,150	Tiffany & Co.	447,453
42,198	TJX Cos., Inc. (The)	2,315,826
13,493	VF Corp.	1,273,874
2,733	Williams-Sonoma, Inc.(b)	156,246

		21,479,828

	Consumer Staples—19.7%
64,093	Altria Group, Inc.	3,482,173
1,115	Andersons, Inc. (The)	36,460
19,093	Archer-Daniels-Midland Co.	851,548
10,499	Brown-Forman Corp., Class B	559,492
4,809	Bunge Ltd.	252,040
1,246	Casey’s General Stores, Inc.	164,908
8,386	Church & Dwight Co., Inc.	628,531
4,364	Clorox Co. (The)	697,062
146,077	Coca-Cola Co. (The)	7,166,538
29,374	Colgate-Palmolive Co.	2,138,133
15,066	Costco Wholesale Corp.	3,699,155
7,196	Flowers Foods, Inc.	156,441
20,341	General Mills, Inc.	1,046,951
18,220	Hormel Foods Corp.	727,707
642	J & J Snack Foods Corp.	100,910
3,885	JM Smucker Co. (The)	476,418
11,720	Kellogg Co.	706,716
11,746	Kimberly-Clark Corp.	1,507,951
27,189	Kroger Co. (The)	700,932
945	Lancaster Colony Corp.	140,531
4,177	McCormick & Co., Inc.	643,133
1,887	Nu Skin Enterprises, Inc., Class A	95,992
48,009	PepsiCo, Inc.	6,147,552
53,162	Philip Morris International, Inc.	4,601,703
85,457	Procter & Gamble Co. (The)	9,099,461
17,514	Sysco Corp.	1,232,460
1,364	Tootsie Roll Industries, Inc.	52,964

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
853	Universal Corp.	$45,943
4,801	Vector Group Ltd.	45,753
32,169	Walgreens Boots Alliance, Inc.	1,723,293
99,253	Walmart, Inc.	10,207,178

		59,136,029

	Energy—8.7%
64,911	Chevron Corp.	7,793,215
89,308	Energy Transfer L.P.	1,350,337
74,428	Enterprise Products Partners L.P.	2,130,874
144,129	Exxon Mobil Corp.	11,570,676
3,724	Helmerich & Payne, Inc.	217,928
3,598	Holly Energy Partners L.P.	97,830
7,789	Magellan Midstream Partners, L.P.	482,996
25,546	Occidental Petroleum Corp.	1,504,148
14,038	ONEOK, Inc.	953,601

		26,101,605

	Financials—6.0%
885	1st Source Corp.	41,445
25,583	Aflac, Inc.	1,288,872
3,077	American Equity Investment Life Holding Co.	90,495
3,037	American Financial Group, Inc.	314,421
4,619	Ameriprise Financial, Inc.	677,931
2,104	Assurant, Inc.	199,880
2,846	Axis Capital Holdings Ltd.	161,795
1,120	BancFirst Corp.	63,168
482	Bank of Marin Bancorp	20,413
4,394	Bank OZK	143,464
2,221	BOK Financial Corp.	193,538
9,546	Brown & Brown, Inc.	303,085
15,638	Chubb Ltd.	2,270,638
5,564	Cincinnati Financial Corp.	535,145
3,789	Commerce Bancshares, Inc.	228,969
1,753	Community Bank System, Inc.	116,504
603	Community Trust Bancorp, Inc.	25,477
2,153	Cullen/Frost Bankers, Inc.	218,939
3,971	Eaton Vance Corp.	165,074
1,568	Erie Indemnity Co., Class A	296,854
1,389	Evercore, Inc., Class A	135,330
1,309	FactSet Research Systems, Inc.	361,114
872	First of Long Island Corp. (The)	20,291
17,363	Franklin Resources, Inc.	600,586
1,376	Hanover Insurance Group, Inc. (The)	165,959
13,544	Invesco Ltd.(c)	297,562
3,747	Lazard Ltd., Class A	145,683
1,886	Mercury General Corp.	101,429
10,326	Old Republic International Corp.	230,889
12,878	People’s United Financial, Inc.	222,661
9,493	Principal Financial Group, Inc.	542,620
2,390	Prosperity Bancshares, Inc.	176,000
13,954	Prudential Financial, Inc.	1,475,077
1,437	RenaissanceRe Holdings Ltd. (Bermuda)	223,252
1,523	RLI Corp.	123,866
8,488	S&P Global, Inc.	1,872,962
5,238	SEI Investments Co.	285,209
1,156	Southside Bancshares, Inc.	40,610
8,064	T. Rowe Price Group, Inc.	866,880

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Invesco Dividend AchieversTM ETF (PFM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
528	Tompkins Financial Corp.	$42,594
3,805	Torchmark Corp.	333,546
8,978	Travelers Cos., Inc. (The)	1,290,587
1,703	UMB Financial Corp.	118,972
3,511	United Bankshares, Inc.	137,772
7,313	Unum Group	269,996
6,238	W.R. Berkley Corp.	382,389
926	Westamerica Bancorp	59,468
315	Westwood Holdings Group, Inc.	9,856

		17,889,267

	Health Care—9.3%
60,064	Abbott Laboratories	4,778,692
7,204	AmerisourceBergen Corp.	538,571
76	Atrion Corp.	66,880
9,209	Becton, Dickinson and Co.	2,216,975
10,170	Cardinal Health, Inc.	495,381
534	Chemed Corp.	174,500
1,791	Ensign Group, Inc. (The)	92,272
83,369	Johnson & Johnson	11,771,703
6,543	McKesson Corp.	780,253
45,908	Medtronic PLC	4,077,089
528	National HealthCare Corp.	39,827
4,634	Perrigo Co. PLC	222,061
12,700	Stryker Corp.	2,399,157
2,530	West Pharmaceutical Services, Inc.	313,189

		27,966,550

	Industrials—14.9%
19,642	3M Co.	3,722,355
4,835	A.O. Smith Corp.	254,176
2,251	ABM Industries, Inc.	85,471
1,678	Brady Corp., Class A	81,870
4,671	C.H. Robinson Worldwide, Inc.	378,351
1,964	Carlisle Cos., Inc.	277,749
19,633	Caterpillar, Inc.	2,737,233
3,568	Cintas Corp.	774,756
27,824	CSX Corp.	2,215,625
5,361	Cummins, Inc.	891,481
4,354	Donaldson Co., Inc.	233,113
4,939	Dover Corp.	484,220
20,948	Emerson Electric Co.	1,487,099
5,850	Expeditors International of Washington, Inc.	464,607
9,767	Fastenal Co.	689,062
8,909	FedEx Corp.	1,687,899
1,570	Franklin Electric Co., Inc.	76,710
9,821	General Dynamics Corp.	1,755,209
897	Gorman-Rupp Co. (The)	29,870
5,631	Graco, Inc.	288,589
4,025	Harris Corp.	678,213
2,515	Healthcare Services Group, Inc.(b)	85,133
1,813	HEICO Corp.	191,326
2,136	Hillenbrand, Inc.	91,891
1,858	Hubbell, Inc.	237,081
11,199	Illinois Tool Works, Inc.	1,742,900
2,989	ITT, Inc.	180,984
3,698	J.B. Hunt Transport Services, Inc.	349,387
2,163	Lincoln Electric Holdings, Inc.	188,765

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
361	Lindsay Corp.	$30,685
9,662	Lockheed Martin Corp.	3,220,634
1,091	Matthews International Corp., Class A	43,705
826	McGrath RentCorp.	51,212
1,320	MSA Safety, Inc.	145,081
1,548	MSC Industrial Direct Co., Inc., Class A	129,490
1,973	Nordson Corp.	287,959
5,821	Northrop Grumman Corp.	1,687,566
9,618	Raytheon Co.	1,708,061
1,464	Regal Beloit Corp.	124,557
10,971	Republic Services, Inc.	908,618
4,077	Robert Half International, Inc.	253,141
11,163	Rollins, Inc.	431,673
3,538	Roper Technologies, Inc.	1,272,619
1,801	Ryder System, Inc.	113,463
5,149	Stanley Black & Decker, Inc.	754,843
616	Tennant Co.	40,890
3,627	Toro Co. (The)	265,315
24,659	Union Pacific Corp.	4,365,629
29,471	United Technologies Corp.	4,202,859
1,899	W.W. Grainger, Inc.	535,518
14,447	Waste Management, Inc.	1,550,741

		44,485,384

	Information Technology—15.3%
21,742	Accenture PLC, Class A	3,971,611
12,561	Analog Devices, Inc.	1,460,091
14,846	Automatic Data Processing, Inc.	2,440,534
994	Badger Meter, Inc.	55,147
3,938	Broadridge Financial Solutions, Inc.	465,196
513	Cass Information Systems, Inc.	25,306
30,417	International Business Machines Corp.	4,266,593
2,624	Jack Henry & Associates, Inc.	391,133
9,331	Maxim Integrated Products, Inc.	559,860
8,086	Microchip Technology, Inc.	807,711
101,672	Microsoft Corp.	13,278,363
41,270	QUALCOMM, Inc.	3,554,585
32,013	Texas Instruments, Inc.	3,772,092
59,783	Visa, Inc., Class A.	9,830,119
8,636	Xilinx, Inc.	1,037,529

		45,915,870

	Materials—3.0%
7,482	Air Products and Chemicals, Inc.	1,539,721
3,610	Albemarle Corp.(b)	270,967
2,151	AptarGroup, Inc.	239,277
1,107	Balchem Corp.	112,372
9,848	Ecolab, Inc.	1,812,820
1,740	H.B. Fuller Co.	85,208
357	Hawkins, Inc.	13,177
3,643	International Flavors & Fragrances, Inc.	501,969
10,400	Nucor Corp.	593,528
8,050	PPG Industries, Inc.	945,875
459	Quaker Chemical Corp.	102,733
2,226	Royal Gold, Inc.	193,795
4,498	RPM International, Inc.	272,804
1,438	Sensient Technologies Corp.	100,832
3,171	Sherwin-Williams Co. (The)	1,442,266

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Invesco Dividend AchieversTM ETF (PFM) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
3,763	Silgan Holdings, Inc.	$112,664
3,415	Sonoco Products Co.	215,350
769	Stepan Co.	71,163
4,376	Westlake Chemical Corp.	305,226

		8,931,747

	Real Estate—1.4%
7,078	Digital Realty Trust, Inc.	833,151
3,066	Equity LifeStyle Properties, Inc.	357,802
2,239	Essex Property Trust, Inc.	632,517
2,537	Federal Realty Investment Trust	339,577
1,465	National Health Investors, Inc.	110,505
5,523	National Retail Properties, Inc.	290,620
6,967	Omega Healthcare Investors, Inc.(b)	246,562
10,373	Realty Income Corp.	726,214
3,209	Tanger Factory Outlet Centers, Inc.(b)	57,955
476	Universal Health Realty Income Trust	38,566
1,016	Urstadt Biddle Properties, Inc., Class A	22,281
5,671	WP Carey, Inc.	449,824

		4,105,574

	Utilities—6.9%
8,067	Alliant Energy Corp.	381,004
1,253	American States Water Co.	89,176
6,171	American Water Works Co., Inc.	667,640
3,173	AmeriGas Partners L.P.	115,053
6,077	Aqua America, Inc.	237,368
3,986	Atmos Energy Corp.	407,927
2,043	Black Hills Corp.	148,649
9,456	Brookfield Infrastructure Partners L.P.
	(Canada)	391,289
1,640	California Water Service Group	82,640
17,101	CenterPoint Energy, Inc.	530,131
551	Chesapeake Utilities Corp.	51,045
9,668	CMS Energy Corp.	537,057
10,952	Consolidated Edison, Inc.	943,624
27,244	Dominion Energy, Inc.	2,121,490
24,789	Duke Energy Corp.	2,258,774
11,105	Edison International	708,166
8,690	Evergy, Inc.	502,456
10,822	Eversource Energy	775,504
6,681	MDU Resources Group, Inc.	174,708
1,172	MGE Energy, Inc.	79,450
550	Middlesex Water Co.	31,894
2,942	National Fuel Gas Co.	174,196
3,037	New Jersey Resources Corp.	152,093
16,360	NextEra Energy, Inc.	3,181,038
975	Northwest Natural Holding Co.	65,218
1,725	NorthWestern Corp.	120,491
6,821	OGE Energy Corp.	288,801
3,038	Portland General Electric Co.	158,918
24,580	PPL Corp.	767,142
959	SJW Group	59,516
3,147	South Jersey Industries, Inc.	101,082
35,270	Southern Co. (The)	1,877,069
1,809	Southwest Gas Holdings, Inc.	150,491
1,740	Spire, Inc.	146,491
5,933	UGI Corp.	323,408

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
10,761	WEC Energy Group, Inc.	$843,985
17,528	Xcel Energy, Inc.	990,332

		20,635,316

	Total Common Stocks & Other Equity Interests (Cost $220,461,325)	299,418,049

	Money Market Funds—0.0%
6,176	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $6,176)	6,176

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $220,467,501)—100.0%	299,424,225

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.2%
506,680	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	506,680
168,843	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	168,893

	Total Money Market Funds (Cost $675,573)	675,573

	Total Investments in Securities (Cost $221,143,074)—100.2%	300,099,798

	Other assets less liabilities—(0.2)%	(624,800)

	Net Assets—100.0%	$299,474,998

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2019.
(c)	Affiliated company. See Note 4.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Schedule of Investments(a)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Communication Services—8.0%
72,184	Verizon Communications, Inc.	$4,128,203
13,207	Walt Disney Co. (The)	1,808,963

		5,937,166

	Consumer Discretionary—9.3%
15,627	Home Depot, Inc. (The)	3,183,220
13,552	McDonald’s Corp.	2,677,469
11,667	NIKE, Inc., Class B	1,024,712

		6,885,401

	Consumer Staples—14.9%
75,845	Coca-Cola Co. (The)	3,720,956
28,509	Procter & Gamble Co. (The)	3,035,638
39,774	Walgreens Boots Alliance, Inc.	2,130,693
21,150	Walmart, Inc.	2,175,066

		11,062,353

	Energy—10.6%
31,544	Chevron Corp.	3,787,173
50,625	Exxon Mobil Corp.	4,064,175

		7,851,348

	Financials—12.1%
12,923	American Express Co.	1,514,963
8,031	Goldman Sachs Group, Inc. (The)	1,653,744
28,687	JPMorgan Chase & Co.	3,329,126
17,045	Travelers Cos., Inc. (The)	2,450,219

		8,948,052

	Health Care—13.2%
18,392	Johnson & Johnson	2,596,950
32,684	Merck & Co., Inc.	2,572,558
78,290	Pfizer, Inc.	3,179,357
6,037	UnitedHealth Group, Inc.	1,407,043

		9,755,908

	Industrials—12.6%
13,323	3M Co.	2,524,842
4,263	Boeing Co. (The)	1,610,092
18,376	Caterpillar, Inc.	2,561,982
18,177	United Technologies Corp.	2,592,222

		9,289,138

	Information Technology—19.1%
9,399	Apple, Inc.	1,886,097
51,032	Cisco Systems, Inc.	2,855,240
43,689	Intel Corp.	2,229,887
32,435	International Business Machines Corp.	4,549,658
14,323	Microsoft Corp.	1,870,584
4,414	Visa, Inc., Class A	725,794

		14,117,260

	Total Common Stocks & Other Equity Interests (Cost $71,465,472)	73,846,626

Number of Shares		Value
	Money Market Funds—0.1%
40,519	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(b) (Cost $40,519)	$40,519

	Total Investments in Securities (Cost $71,505,991)—99.9%	73,887,145

	Other assets less liabilities—0.1%	80,334

	Net Assets—100.0%	$73,967,479

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

Invesco Financial Preferred ETF (PGF)

April 30, 2019

Number of Shares		Value
	Preferred Stocks—100.3%
	Banks—63.1%
835,142	Bank of America Corp., 5.88%, Series HH, Pfd.	$21,914,126
686,125	Bank of America Corp., 6.00%, Series EE, Pfd.(b)	18,010,781
1,061,204	Bank of America Corp., 6.00%, Series GG, Pfd.(b)	28,312,923
891,122	Bank of America Corp., 6.20%, Series CC, Pfd.	23,418,686
853,807	Bank of America Corp., 6.50%, Series Y, Pfd.	21,959,916
862,596	Bank of America Corp., 6.63%, Series W, Pfd.	22,185,969
59,138	BB&T Corp., 5.20%, Series G, Pfd.(b)	1,467,214
1,660,813	BB&T Corp., 5.63%, Series E, Pfd.	42,350,732
399,157	BB&T Corp., 5.63%, Series H, Pfd.(b)	10,390,057
428,232	BB&T Corp., 5.85%, Series D, Pfd.	10,898,504
674,421	Citigroup, Inc., 6.30%, Series S, Pfd.(b)	17,710,295
943,999	Citigroup, Inc., 6.88%, Series K, Pfd.(b)	26,167,652
612,758	Citigroup, Inc., 7.13%, Series J, Pfd.(b)	16,979,524
248,959	Citizens Financial Group, Inc., 6.35%, Series D, Pfd.	6,570,028
402,939	Fifth Third Bancorp, 6.63%, Series I, Pfd.	11,576,437
254,748	First Republic Bank, 5.50%, Series I, Pfd.	6,450,219
77,003	HSBC Holdings PLC, 6.20%, Series A, Pfd. (United Kingdom)	1,994,378
526,683	Huntington Bancshares, Inc., 6.25%, Series D, Pfd.(b)	13,704,292
578,024	ING Groep N.V., 6.13%, Pfd. (Netherlands)(b)	14,774,293
881,050	ING Groep N.V., 6.38%, Pfd. (Netherlands)	22,281,755
774,583	JPMorgan Chase & Co., 5.45%, Series P, Pfd.	19,984,241
1,577,863	JPMorgan Chase & Co., 5.75%, Series DD, Pfd.(b)	41,829,148
1,184,603	JPMorgan Chase & Co., 6.00%, Series EE, Pfd.	31,652,592
1,171,166	JPMorgan Chase & Co., 6.10%, Series AA, Pfd.	30,719,684
1,217,817	JPMorgan Chase & Co., 6.13%, Series Y, Pfd.(b)	31,565,817
1,389,127	JPMorgan Chase & Co., 6.15%, Series BB, Pfd.(b)	36,631,279
150,921	JPMorgan Chase & Co., 6.30%, Series W, Pfd.	3,907,345
73,000	KeyCorp, 5.63%, Series G, Pfd.	1,825,000
350,114	KeyCorp, 5.65%, Series F, Pfd.	8,801,866
434,758	KeyCorp, 6.13%, Series E, Pfd.	11,864,546
207,864	People’s United Financial, Inc., 5.63%, Series A, Pfd.(b)	5,362,891
139,473	PNC Financial Services Group, Inc. (The), 5.38%, Series Q, Pfd.	3,506,351
1,525,880	PNC Financial Services Group, Inc. (The), 6.13%, Series P, Pfd.(b)	40,603,667
190,000	Regions Financial Corp., 5.70%, Series C, Pfd.	4,826,000
398,647	Regions Financial Corp., 6.38%, Series A, Pfd.	10,213,336

Number of Shares		Value
	Preferred Stocks (continued)
	Banks (continued)
444,529	Regions Financial Corp., 6.38%, Series B, Pfd.(b)	$12,349,016
427,796	US Bancorp, 5.15%, Pfd.(b)	10,801,849
575,721	US Bancorp, 5.50%, Series K, Pfd.(b)	14,945,717
875,233	US Bancorp, 6.50%, Series F, Pfd.	23,412,483
877,101	Wells Fargo & Co., 5.20%, Pfd.(b)	21,901,212
428,225	Wells Fargo & Co., 5.25%, Series P, Pfd.(b)	10,735,601
1,049,435	Wells Fargo & Co., 5.50%, Series X, Pfd.	26,855,042
605,552	Wells Fargo & Co., 5.63%, Series Y, Pfd.	15,514,242
861,771	Wells Fargo & Co., 5.70%, Series W, Pfd.	22,199,221
1,526,726	Wells Fargo & Co., 5.85%, Series Q, Pfd.	40,152,894
514,956	Wells Fargo & Co., 6.00%, Series T, Pfd.	13,254,967
785,139	Wells Fargo & Co., 6.00%, Series V, Pfd.(b)	20,680,561
667,772	Wells Fargo & Co., 6.63%, Series R, Pfd.(b)	18,610,806

		873,825,155

	Capital Markets—18.1%
512,538	Bank of New York Mellon Corp. (The), 5.20%, Pfd.(b)	12,839,077
657,957	Charles Schwab Corp. (The), 5.95%, Series D, Pfd.	17,185,837
519,483	Charles Schwab Corp. (The), 6.00%, Series C, Pfd.	13,626,039
914,811	Goldman Sachs Group, Inc. (The), 5.50%, Series J, Pfd.	23,785,086
485,491	Goldman Sachs Group, Inc. (The), 6.30%, Series N, Pfd.(b)	12,676,170
618,440	Goldman Sachs Group, Inc. (The), 6.38%, Series K, Pfd.(b)	16,679,327
825,465	Morgan Stanley, 5.85%, Series K, Pfd.	21,676,711
793,974	Morgan Stanley, 6.38%, Series I, Pfd.	21,492,876
354,729	Morgan Stanley, 6.63%, Series G, Pfd.	9,034,948
678,703	Morgan Stanley, 6.88%, Series F, Pfd.	18,705,055
706,168	Morgan Stanley, 7.13%, Series E, Pfd.(b)	19,596,162
330,782	Northern Trust Corp., 5.85%, Series C, Pfd.(b)	8,418,402
489,425	State Street Corp., 5.25%, Series C, Pfd.	12,206,259
357,206	State Street Corp., 5.35%, Series G, Pfd.	9,187,338
769,749	State Street Corp., 5.90%, Series D, Pfd.	20,259,794
496,982	State Street Corp., 6.00%, Series E, Pfd.	12,752,558

		250,121,639

	Insurance—13.6%
783,427	Aegon N.V., 6.38%, Pfd. (Netherlands)(b)	20,094,903
308,261	Aegon N.V., 6.50%, Pfd. (Netherlands)	7,805,168
303,389	Allstate Corp. (The), 5.63%, Series A, Pfd.	7,812,267
483,681	Allstate Corp. (The), 5.63%, Series G, Pfd.	12,406,418
124,270	Allstate Corp. (The), 6.25%, Series F, Pfd.(b)	3,216,108
677,755	Allstate Corp. (The), 6.63%, Series E, Pfd.	17,214,977
369,473	American International Group, Inc., 5.85%, Series A, Pfd.	9,606,298
379,979	Arch Capital Group Ltd., 5.25%, Series E, Pfd.(b)	8,899,108
259,084	Arch Capital Group Ltd., 5.45%, Series F, Pfd.(b)	6,337,195
217,873	Aspen Insurance Holdings Ltd., 5.63%, Pfd. (Bermuda)(b)	5,422,859

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco Financial Preferred ETF (PGF) (continued)

April 30, 2019

Number of Shares		Value
	Preferred Stocks (continued)
	Insurance (continued)
231,181	Aspen Insurance Holdings Ltd., 5.95%, Pfd. (Bermuda)(b)	$6,098,555
451,865	AXIS Capital Holdings Ltd., 5.50%, Series E, Pfd.(b)	11,084,248
235,047	Brighthouse Financial, Inc., 6.60%, Series A, Pfd.	6,207,591
331,502	Enstar Group Ltd., 7.00%, Series D, Pfd. (Bermuda)	8,569,327
282,511	Hartford Financial Services Group, Inc. (The), 6.00%, Series G, Pfd.(b)	7,421,564
687,140	MetLife, Inc., 5.63%, Series E, Pfd.	17,948,097
280,591	PartnerRe Ltd., 7.25%, Series H, Pfd. (Bermuda)	7,497,391
324,750	Prudential PLC, 6.50%, Pfd. (United Kingdom)	8,547,420
185,246	Prudential PLC, 6.75%, Pfd. (United Kingdom)	4,844,183
265,368	RenaissanceRe Holdings Ltd., 5.38%, Series E, Pfd. (Bermuda)	6,591,741
190,675	RenaissanceRe Holdings Ltd., 5.75%, Series F, Pfd. (Bermuda)	4,833,611

		188,459,029

	Consumer Finance—4.6%
426,662	Capital One Financial Corp., 5.20%, Series G, Pfd.(b)	10,628,150
654,007	Capital One Financial Corp., 6.00%, Series B, Pfd.	16,598,698
353,542	Capital One Financial Corp., 6.00%, Series H, Pfd.(b)	9,223,911
421,763	Capital One Financial Corp., 6.20%, Series F, Pfd.	10,978,491
379,018	Capital One Financial Corp., 6.25%, Series C, Pfd.	9,672,539
269,560	Capital One Financial Corp., 6.70%, Series D, Pfd.	6,957,344

		64,059,133

	Thrifts & Mortgage Finance—0.8%
442,010	New York Community Bancorp, Inc., 6.38%, Series A, Pfd.	11,735,365

	Trading Companies & Distributors—0.1%
59,840	Air Lease Corp., 6.15%, Series A, Pfd.	1,570,800

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $1,372,895,644)—100.3%	1,389,771,121

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.6%
6,870,852	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(c)(d)	6,870,852

Number of Shares		Value
	Money Market Funds (continued)
2,289,601	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(c)(d)	$2,290,288

	Total Money Market Funds (Cost $9,161,140)	9,161,140

	Total Investments in Securities (Cost $1,382,056,784)—100.9%	1,398,932,261

	Other assets less liabilities—(0.9)%	(13,158,786)

	Net Assets—100.0%	$1,385,773,475

Abbreviations:

Pfd.—Preferred

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2019.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Banks—5.2%
872,831	People’s United Financial, Inc.	$15,091,248
391,506	Southside Bancshares, Inc.	13,753,606
362,928	United Bankshares, Inc.	14,241,294

		43,086,148

	Beverages—3.6%
281,405	Coca-Cola Co. (The)	13,805,729
125,202	PepsiCo, Inc.	16,032,116

		29,837,845

	Capital Markets—7.1%
296,414	Eaton Vance Corp.	12,321,930
1,260,483	Invesco Ltd.(b)	27,692,812
494,074	Lazard Ltd., Class A	19,209,597

		59,224,339

	Diversified Telecommunication Services—5.0%
816,271	AT&T, Inc.	25,271,750
289,520	Verizon Communications, Inc.	16,557,649

		41,829,399

	Electric Utilities—13.3%
254,213	Alliant Energy Corp.	12,006,480
179,674	Duke Energy Corp.	16,371,895
266,175	Edison International	16,973,980
218,293	Evergy, Inc.	12,621,701
303,463	OGE Energy Corp.	12,848,623
623,247	PPL Corp.	19,451,539
382,287	Southern Co. (The)	20,345,314

		110,619,532

	Energy Equipment & Services—2.6%
378,885	Helmerich & Payne, Inc.	22,172,350

	Food Products—7.5%
257,966	Bunge Ltd.	13,519,998
787,634	Flowers Foods, Inc.	17,123,163
327,213	General Mills, Inc.	16,841,653
257,746	Kellogg Co.	15,542,084

		63,026,898

	Gas Utilities—2.0%
529,100	South Jersey Industries, Inc.	16,994,692

	Health Care Providers & Services—1.5%
251,908	Cardinal Health, Inc.	12,270,439

	Hotels, Restaurants & Leisure—1.5%
74,190	Cracker Barrel Old Country Store, Inc.(c)	12,518,821

	Household Durables—1.3%
269,629	Leggett & Platt, Inc.	10,612,597

	Household Products—1.7%
108,673	Kimberly-Clark Corp.	13,951,440

	Insurance—8.2%
350,779	Mercury General Corp.	18,864,895
704,990	Old Republic International Corp.	15,763,576
298,061	Principal Financial Group, Inc.	17,037,167
158,392	Prudential Financial, Inc.	16,743,618

		68,409,256

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	IT Services—2.2%
129,451	International Business Machines Corp.	$18,158,092

	Media—1.9%
265,006	Meredith Corp.	15,635,354

	Multiline Retail—1.7%
189,321	Target Corp.	14,657,232

	Multi-Utilities—9.3%
484,899	CenterPoint Energy, Inc.	15,031,869
166,912	Consolidated Edison, Inc.	14,381,138
305,039	Dominion Energy, Inc.	23,753,387
447,939	MDU Resources Group, Inc.	11,713,605
184,186	NorthWestern Corp.	12,865,392

		77,745,391

	Oil, Gas & Consumable Fuels—8.3%
125,145	Chevron Corp.	15,024,909
206,542	Exxon Mobil Corp.	16,581,192
278,625	Occidental Petroleum Corp.	16,405,440
317,640	ONEOK, Inc.	21,577,285

		69,588,826

	Road & Rail—1.6%
217,825	Ryder System, Inc.	13,722,975

	Semiconductors & Semiconductor Equipment—4.4%
238,952	Maxim Integrated Products, Inc.	14,337,120
256,633	QUALCOMM, Inc.	22,103,800

		36,440,920

	Tobacco—10.0%
405,006	Altria Group, Inc.	22,003,976
220,281	Philip Morris International, Inc.	19,067,523
294,873	Universal Corp.	15,881,860
2,759,520	Vector Group Ltd.	26,298,226

		83,251,585

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $800,103,817)—99.9%	833,754,131

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.0%
6,067,476	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	6,067,476
2,021,887	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	2,022,494

	Total Money Market Funds (Cost $8,089,970)	8,089,970

	Total Investments in Securities (Cost $808,193,787)—100.9%	841,844,101

	Other assets less liabilities—(0.9)%	(7,620,463)

	Net Assets—100.0%	$834,223,638

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco High Yield Equity Dividend AchieversTM ETF (PEY) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Affiliated company. See Note 4.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments

Invesco International Dividend AchieversTM ETF (PID)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.6%
	Argentina—0.4%
139,012	Grupo Financiero Galicia S.A., ADR	$3,027,681

	Brazil—1.1%
978,078	Banco Bradesco S.A., ADR	8,861,387

	Canada—42.6%
1,463,185	Algonquin Power & Utilities Corp.(a)	16,680,309
174,707	Bank of Montreal(a)	13,796,612
295,720	Bank of Nova Scotia (The)(a)	16,282,343
418,518	BCE, Inc.	18,724,495
107,366	Brookfield Asset Management, Inc., Class A	5,173,967
428,830	Brookfield Infrastructure Partners L.P.(a)	17,744,985
233,921	CAE, Inc.	5,448,020
203,153	Canadian Imperial Bank of Commerce(a)	17,109,546
67,452	Canadian National Railway Co.	6,258,197
455,472	Canadian Natural Resources Ltd.(a)	13,655,050
551,082	Enbridge, Inc.	20,356,969
369,382	Fortis Inc.	13,667,134
60,025	Franco-Nevada Corp.(a)	4,302,592
126,447	Gildan Activewear, Inc.	4,662,101
274,085	Imperial Oil Ltd.(a)	7,970,392
170,489	Magna International, Inc.	9,486,008
907,254	Manulife Financial Corp.	16,702,546
149,023	Methanex Corp.	8,184,343
184,613	Open Text Corp.	7,098,370
460,446	Pembina Pipeline Corp.(a)	16,465,549
181,315	Ritchie Bros. Auctioneers, Inc.	6,307,949
172,511	Royal Bank of Canada(a)	13,747,402
333,930	Suncor Energy, Inc.	11,019,690
435,796	Telus Corp.	16,054,725
138,956	Thomson Reuters Corp.(a)	8,593,039
224,762	Toronto-Dominion Bank (The)	12,804,691
375,267	TransCanada Corp.	17,922,752

		326,219,776

	Colombia—1.4%
207,102	Bancolombia S.A., ADR	10,504,213

	France—2.1%
371,583	Sanofi, ADR	16,249,325

	Germany—1.7%
145,824	Fresenius Medical Care AG& Co. KGaA, ADR(a)	6,150,856
51,773	SAP S.E., ADR	6,671,469

		12,822,325

	India—2.3%
19,898	HDFC Bank Ltd., ADR	2,281,306
765,437	Infosys Ltd., ADR	8,236,102
249,223	Larsen & Toubro Ltd., GDR, REGS(a)(b)	4,795,051
52,290	Reliance Industries Ltd., GDR(b)	2,094,214

		17,406,673

	Mexico—4.8%
568,190	America Movil S.A.B. de C.V., Class L, ADR	8,392,166

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Mexico—(continued)
211,183	Grupo Aeroportuario del Pacifico S.A.B. de C.V., ADR	$21,407,621
41,187	Grupo Aeroportuario del Sureste S.A.B. de C.V., ADR	6,777,321

		36,577,108

	Netherlands—0.5%
18,152	ASML Holding N.V., New York Shares	3,790,501

	Russia—8.3%
1,248,298	Novolipetsk Steel PJSC, GDR, REGS(b)	32,880,169
1,925,368	Severstal PJSC, GDR, REGS(b)	31,171,708

		64,051,877

	South Korea—1.1%
8,617	Samsung Electronics Co. Ltd., GDR, REGS(b)	8,496,362

	Switzerland—4.2%
745,068	ABB Ltd., ADR	15,393,105
175,564	Logitech International S.A.(a)	6,797,838
126,703	Novartis AG, ADR	10,418,788

		32,609,731

	Taiwan—1.8%
308,765	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	13,530,082

	United Kingdom—19.6%
52,015	Diageo PLC, ADR	8,771,810
110,926	InterContinental Hotels Group PLC, ADR(a)	7,333,318
39,487	Linde PLC	7,117,927
556,692	Micro Focus International PLC, ADR	13,967,402
351,238	National Grid PLC, ADR	19,219,743
258,599	Prudential PLC, ADR(a)	11,805,044
358,736	RELX PLC, ADR	8,229,404
224,665	Unilever N.V., New York Shares	13,594,479
1,666,495	Vodafone Group PLC, ADR	30,863,488
471,701	WPP PLC, ADR(a)	29,386,972

		150,289,587

	United States—7.7%
116,294	Amdocs Ltd.	6,405,474
19,529	Aon PLC	3,517,954
1,191,889	Brookfield Property Partners L.P.(a)	24,874,723
727,194	Nielsen Holdings PLC	18,565,263
29,127	Willis Towers Watson PLC	5,369,271

		58,732,685

	Total Common Stocks & Other Equity Interests (Cost $716,999,367)	763,169,313

	Money Market Funds—0.1%
349,120	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $349,119)	349,119

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $717,348,486)—99.7%	763,518,432

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco International Dividend AchieversTM ETF (PID) (continued)

April 30, 2019

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—7.3%
42,104,110	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(c)(d)	$42,104,110
14,030,503	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(c)(d)	14,034,712

	Total Money Market Funds (Cost $56,138,822)	56,138,822

	Total Investments in Securities (Cost $773,487,308)—107.0%	819,657,254

	Other assets less liabilities—(7.0)%	(53,374,180)

	Net Assets—100.0%	$766,283,074

Abbreviations:

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

REGS—Regulation S

Notes to Schedule of Investments:

(a)	All or a portion of this security was out on loan at April 30, 2019.
(b)

Security purchased or received in a transaction exempt from registration under the Securities Act of 1933, as amended (the “1933 Act”). The security may be resold pursuant to an exemption from registration under the 1933 Act, typically to qualified institutional buyers. The aggregate value of these securities at April 30, 2019 was $79,437,504, which represented 10.37% of the Fund’s Net Assets.

(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(d)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Statements of Assets and Liabilities

April 30, 2019

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF ETF (DJD)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)
Assets:
Unaffiliated investments in securities, at value(a)	$1,313,901,260	$299,120,487	$73,846,626	$1,389,771,121	$806,061,319	$763,169,313
Affiliated investments in securities, at value	4,741,544	979,311	40,519	9,161,140	35,782,782	56,487,941
Cash	747	—	—	—	—	278,520
Foreign currencies, at value	—	—	—	—	—	205
Receivable for:
Dividends	658,780	470,353	84,436	1,849,489	1,673,836	3,644,791
Securities lending	1,950	128	—	43,788	847	52,387
Investments sold	28,508,710	34,973	—	1,687,351	—	—
Fund shares sold	124,026,365	—	—	—	1,825,434	—
Foreign tax reclaims	—	—	—	—	—	817,248

Total assets	1,471,839,356	300,605,252	73,971,581	1,402,512,889	845,344,218	824,450,405

Liabilities:
Due to custodian	—	303	—	2,401,969	231,421	—
Payable for:
Investments purchased	137,687,096	—	—	3,322,750	1,824,808	871,751
Collateral upon return of securities loaned	3,218,396	675,573	—	9,161,140	8,089,970	56,138,822
Fund shares repurchased	15,900,816	—	—	—	—	—
Accrued unitary management fees	—	—	4,102	—	—	—
Accrued advisory fees	480,860	97,247	—	571,062	268,561	250,169
Accrued trustees’ and officer’s fees	125,998	54,258	—	177,800	69,729	111,023
Accrued expenses	1,022,638	302,873	—	1,104,693	636,091	795,566

Total liabilities	158,435,804	1,130,254	4,102	16,739,414	11,120,580	58,167,331

Net Assets	$1,313,403,552	$299,474,998	$73,967,479	$1,385,773,475	$834,223,638	$766,283,074

Net assets consist of:
Shares of beneficial interest	$1,574,618,946	$226,232,842	$72,187,355	$1,389,449,370	$866,782,349	$1,054,208,489
Distributable earnings	(261,215,394)	73,242,156	1,780,124	(3,675,895)	(32,558,711)	(287,925,415)

Net Assets	$1,313,403,552	$299,474,998	$73,967,479	$1,385,773,475	$834,223,638	$766,283,074

Shares outstanding (unlimited amount authorized, $0.01 par value)	20,650,000	10,500,000	2,000,000	75,600,000	45,700,000	46,600,000
Net asset value	$63.60	$28.52	$36.98	$18.33	$18.25	$16.44

Market price	$63.62	$28.52	$37.02	$18.35	$18.26	$16.45

Unaffiliated investments in securities, at cost	$1,216,380,478	$219,908,740	$71,465,472	$1,372,895,644	$769,825,548	$716,999,367

Affiliated investments in securities, at cost	$4,741,544	$1,234,334	$40,519	$9,161,140	$38,368,239	$56,487,941

Foreign currencies, at cost	$—	$—	$—	$—	$—	$206

(a) Includes securities on loan with an aggregate value of	$3,098,171	$661,346	$—	$8,936,321	$7,795,788	$54,379,909

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Operations

For the year ended April 30, 2019

	Invesco BuyBack AchieversTM ETF (PKW)	Invesco Dividend AchieversTM ETF (PFM)	Invesco Dow Jones Industrial Average Dividend ETF ETF (DJD)	Invesco Financial Preferred ETF (PGF)	Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	Invesco International Dividend AchieversTM ETF (PID)
Investment income:
Unaffiliated dividend income	$23,543,043	$8,246,270	$1,092,100	$87,625,717	$30,088,375	$33,945,260
Affiliated dividend income	22,803	25,481	728	128,192	896,569	12,520
Securities lending income	369,964	11,939	—	571,654	262,863	1,563,306
Foreign witholding tax	—	—	—	—	—	(3,104,518)

Total investment income	23,935,810	8,283,690	1,092,828	88,325,563	31,247,807	32,416,568

Expenses:
Unitary management fees	—	—	41,367	—	—	—
Advisory fees	6,378,251	1,199,023	—	7,405,390	3,043,464	3,059,855
Sub-licensing fees	1,275,641	299,753	—	1,399,600	760,859	764,957
Accounting & administration fees	116,305	45,570	—	134,700	78,546	84,746
Custodian & transfer agent fees	25,388	14,944	—	39,765	9,169	95,623
Trustees’ and officer’s fees	22,361	10,281	—	27,342	15,369	17,364
Other expenses	118,453	57,033	—	144,634	95,353	126,272

Total expenses	7,936,399	1,626,604	41,367	9,151,431	4,002,760	4,148,817

Less: Waivers	(2,143)	(548)	(3,250)	(10,761)	(1,114)	(1,122)

Net expenses	7,934,256	1,626,056	38,117	9,140,670	4,001,646	4,147,695

Net investment income	16,001,554	6,657,634	1,054,711	79,184,893	27,246,161	28,268,873

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(88,721,400)	(3,349,485)	(725,160)	(12,839,230)	(32,775,509)	(24,175,328)
Affiliated investment securities	—	(60,122)	—	—	(746,171)	—
Unaffiliated in-kind redemptions	89,712,802	29,114,520	8,058,327	7,637,157	35,373,769	44,164,628
Affiliated in-kind redemptions	—	(6,095)	—	—	(66,562)	—
Foreign currencies	—	—	—	—	—	(6,104)

Net realized gain (loss)	991,402	25,698,818	7,333,167	(5,202,073)	1,785,527	19,983,196

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	118,531,883	11,221,422	2,541,208	6,995,137	51,087,838	(308,311)
Affiliated investment securities	—	(49,454)	—	—	(1,666,544)	—
Foreign currencies	—	—	—	—	—	79

Change in unrealized appreciation (depreciation)	118,531,883	11,171,968	2,541,208	6,995,137	49,421,294	(308,232)

Net realized and unrealized gain	119,523,285	36,870,786	9,874,375	1,793,064	51,206,821	19,674,964

Net increase in net assets resulting from operations	$135,524,839	$43,528,420	$10,929,086	$80,977,957	$78,452,982	$47,943,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

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33

Statements of Changes in Net Assets

For the years ended April 30, 2019 and 2018

	Invesco BuyBack AchieversTM ETF (PKW)		Invesco Dividend AchieversTM ETF (PFM)
	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net investment income	$16,001,554	$13,267,600	$6,657,634	$6,685,551
Net realized gain (loss)	991,402	249,704,569	25,698,818	21,153,016
Change in net unrealized appreciation (depreciation)	118,531,883	(139,578,006)	11,171,968	(4,876,150)

Net increase in net assets resulting from operations	135,524,839	123,394,163	43,528,420	22,962,417

Distributions to Shareholders from:
Distributable earnings	(15,899,340)	(10,919,625)	(6,637,686)	(6,412,491)

Shareholder Transactions:
Proceeds from shares sold	1,084,354,865	958,997,388	52,293,807	13,896,875
Value of shares repurchased	(1,202,800,609)	(1,121,628,783)	(74,719,434)	(59,331,995)

Net increase (decrease) in net assets resulting from share transactions	(118,445,744)	(162,631,395)	(22,425,627)	(45,435,120)

Net increase (decrease) in net assets	1,179,755	(50,156,857)	14,465,107	(28,885,194)

Net assets:
Beginning of period	1,312,223,797	1,362,380,654	285,009,891	313,895,085

End of period	$1,313,403,552	$1,312,223,797	$299,474,998	$285,009,891

Changes in Shares Outstanding:
Shares sold	18,500,000	15,550,000	1,950,000	550,000
Shares repurchased	(20,900,000)	(18,600,000)	(2,750,000)	(2,350,000)
Shares outstanding, beginning of period	23,050,000	26,100,000	11,300,000	13,100,000

Shares outstanding, end of period	20,650,000	23,050,000	10,500,000	11,300,000

(a)	Effective April 30, 2018, Invesco Dow Jones Industrial Average Dividend ETF changed its fiscal year end to April 30.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco Dow Jones Industrial Average Dividend ETF (DJD)			Invesco Financial Preferred ETF (PGF)		Invesco High Yield Equity Dividend AchieversTM ETF (PEY)
Year Ended April 30, 2019	Eight Months Ended April 30, 2018(a)	Year Ended August 31, 2017	Year Ended April 30, 2019	Year Ended April 30, 2018	Year Ended April 30, 2019	Year Ended April 30, 2018

$1,054,711	$216,978	$216,986	$79,184,893	$86,951,689	$27,246,161	$32,035,935
7,333,167	1,371,474	742,195	(5,202,073)	11,224,994	1,785,527	71,633,983
2,541,208	(622,353)	314,764	6,995,137	(58,826,997)	49,421,294	(62,327,335)

10,929,086	966,099	1,273,945	80,977,957	39,349,686	78,452,982	41,342,583

(954,129)	(270,380)	(179,295)	(82,129,730)	(88,485,717)	(29,155,112)	(32,704,666)

160,409,817	11,633,151	17,361,187	265,291,213	119,697,181	308,878,877	325,187,706
(111,411,587)	(8,209,794)	(10,335,307)	(443,394,426)	(178,444,080)	(287,352,611)	(555,151,325)

48,998,230	3,423,357	7,025,880	(178,103,213)	(58,746,899)	21,526,266	(229,963,619)

58,973,187	4,119,076	8,120,530	(179,254,986)	(107,882,930)	70,824,136	(221,325,702)

14,994,292	10,875,216	2,754,686	1,565,028,461	1,672,911,391	763,399,502	984,725,204

$73,967,479	$14,994,292	$10,875,216	$1,385,773,475	$1,565,028,461	$834,223,638	$763,399,502

4,750,000	350,000	600,000	14,750,000	6,350,000	17,650,000	18,800,000
(3,200,000)	(250,000)	(350,000)	(24,600,000)	(9,550,000)	(16,550,000)	(32,100,000)
450,000	350,000	100,000	85,450,000	88,650,000	44,600,000	57,900,000

2,000,000	450,000	350,000	75,600,000	85,450,000	45,700,000	44,600,000

35

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2019 and 2018

	Invesco International Dividend AchieversTM ETF (PID)
	Year Ended April 30, 2019	Year Ended April 30, 2018
Operations:
Net investment income	$28,268,873	$30,423,840
Net realized gain	19,983,196	24,745,208
Change in net unrealized appreciation (depreciation)	(308,232)	21,204,927

Net increase in net assets resulting from operations	47,943,837	76,373,975

Distributions to Shareholders from:
Distributable earnings	(26,698,616)	(32,348,073)

Shareholder Transactions:
Proceeds from shares sold	118,365,179	215,195,308
Value of shares repurchased	(236,205,371)	(208,123,145)

Net increase (decrease) in net assets resulting from share transactions	(117,840,192)	7,072,163

Net increase (decrease) in net assets	(96,594,971)	51,098,065

Net assets:
Beginning of year	862,878,045	811,779,980

End of year	$766,283,074	$862,878,045

Changes in Shares Outstanding:
Shares sold	7,500,000	13,500,000
Shares repurchased	(15,100,000)	(13,100,000)
Shares outstanding, beginning of year	54,200,000	53,800,000

Shares outstanding, end of year	46,600,000	54,200,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Financial Highlights

Invesco BuyBack AchieversTM ETF (PKW)

	Years Ended April 30,
	2019	2018	2017	2016		2015
Per Share Operating Performance:
Net asset value at beginning of year	$56.93	$52.20	$45.67	$48.78		$43.42
Net investment income(a)	0.73	0.55	0.51	0.56		0.51
Net realized and unrealized gain (loss) on investments	6.67	4.64	6.70	(3.08)		5.38
Total from investment operations.	7.40	5.19	7.21	(2.52)		5.89
Distributions to shareholders from:
Net investment income	(0.73)	(0.46)	(0.68)	(0.59)		(0.53)
Net asset value at end of year	$63.60	$56.93	$52.20	$45.67		$48.78
Market price at end of year(b)	$63.62	$56.95	$52.19	$45.65		$48.77
Net Asset Value Total Return(c)	13.16%	9.95%	15.92%	(5.18)%		13.63%
Market Price Total Return(c)	13.16%	10.02%	15.96%	(5.20)%		13.61%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,313,404	$1,312,224	$1,362,381	$1,639,434		$2,970,924
Ratio to average net assets of:
Expenses	0.62%	0.63%	0.63%	0.63	%(d)	0.63	%(d)
Net investment income	1.25%	0.99%	1.05%	1.21%		1.09%
Portfolio turnover rate(e)	76%	66%	57%	53%		68%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dividend AchieversTM ETF (PFM)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$25.22	$23.96	$21.75	$21.42	$20.50
Net investment income(a)	0.59	0.54	0.50	0.49	0.44
Net realized and unrealized gain on investments	3.29	1.24	2.25	0.33	0.90
Total from investment operations	3.88	1.78	2.75	0.82	1.34
Distributions to shareholders from:
Net investment income	(0.58)	(0.52)	(0.54)	(0.49)	(0.42)
Net asset value at end of year	$28.52	$25.22	$23.96	$21.75	$21.42
Market price at end of year(b)	$28.52	$25.24	$23.99	$21.75	$21.40
Net Asset Value Total Return(c)	15.63%	7.42%	12.80%	3.98%	6.54%
Market Price Total Return(c)	15.53%	7.37%	12.94%	4.08%	6.44%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$299,475	$285,010	$313,895	$287,052	$343,819
Ratio to average net assets of:
Expenses	0.54%	0.55%	0.55%	0.55%	0.55%
Net investment income	2.22%	2.15%	2.17%	2.35%	2.07%
Portfolio turnover rate(d)	13%	5%	6%	7%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Financial Highlights (continued)

Invesco Dow Jones Industrial Average Dividend ETF (DJD)

	Year Ended April 30, 2019	Eight Months Ended April 30, 2018		Year Ended August 31, 2017	For the Period December 16, 2016(a) Through August 31, 2016
Per Share Operating Performance:
Net asset value at beginning of period	$33.32	$31.07		$27.55	$25.35
Net investment income(b)	0.91	0.49		0.83	0.53
Net realized and unrealized gain on investments	3.74	2.37		3.55	2.05
Total from investment operations	4.65	2.86		4.38	2.58
Distributions to shareholders from:
Net investment income.	(0.99)	(0.53)		(0.86)	(0.38)
Net realized gains	—	(0.08)		—	—
Total distributions	(0.99)	(0.61)		(0.86)	(0.38)
Net asset value at end of period	$36.98	$33.32		$31.07	$27.55
Market price at end of period	$37.02 (c)	$33.35	(c)	$31.10	$27.52
Net Asset Value Total Return(d)	14.24%	9.23%		16.13%	10.27%
Market Price Total Return(d)	14.25%	9.22%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$73,967	$14,994		$10,875	$2,755
Ratio to average net assets of:
Expenses, after Waivers	0.09%	0.30	%(e)	0.30%	0.30	%(e)
Expenses, prior to Waivers	0.10%	0.30	%(e)	0.30%	0.30	%(e)
Net investment income, after Waivers	2.62%	2.25	%(e)	2.80%	2.86	%(e)
Portfolio turnover rate(f)	20%	19%		3%	0%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco Financial Preferred ETF (PGF)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$18.32	$18.87	$18.80	$18.45	$17.99
Net investment income(a)	0.97	0.99	1.03	1.06	1.07
Net realized and unrealized gain (loss) on investments	0.05	(0.53)	0.07	0.36	0.45
Total from investment operations	1.02	0.46	1.10	1.42	1.52
Distributions to shareholders from:
Net investment income	(1.01)	(1.01)	(1.03)	(1.07)	(1.06)
Net asset value at end of year	$18.33	$18.32	$18.87	$18.80	$18.45
Market price at end of year(b)	$18.35	$18.31	$18.87	$18.83	$18.46
Net Asset Value Total Return(c)	5.79%	2.43%	6.06%	8.01%	8.73%
Market Price Total Return(c)	5.97%	2.37%	5.89%	8.12%	8.85%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$1,385,773	$1,565,028	$1,672,911	$1,636,378	$1,471,716
Ratio to average net assets of:
Expenses	0.62%	0.63%	0.63%	0.63%	0.63%
Net investment income	5.35%	5.26%	5.48%	5.76%	5.87%
Portfolio turnover rate(d)	21%	5%	8%	13%	9%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco High Yield Equity Dividend AchieversTM ETF (PEY)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$17.12	$17.01	$14.90	$13.45	$12.32
Net investment income(a)	0.63	0.62	0.52	0.48	0.43
Net realized and unrealized gain on investments	1.17	0.14	2.12	1.46	1.13
Total from investment operations	1.80	0.76	2.64	1.94	1.56
Distributions to shareholders from:
Net investment income	(0.67)	(0.65)	(0.53)	(0.49)	(0.43)
Net asset value at end of year	$18.25	$17.12	$17.01	$14.90	$13.45
Market price at end of year(b)	$18.26	$17.12	$17.02	$14.91	$13.45
Net Asset Value Total Return(c)	10.79%	4.48%	17.95%	14.92%	12.89%
Market Price Total Return(c)	10.86%	4.42%	17.94%	14.99%	12.89%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$834,224	$763,400	$984,725	$737,783	$537,324
Ratio to average net assets of:
Expenses	0.53%	0.54%	0.54%	0.54%	0.54%
Net investment income	3.58%	3.63%	3.23%	3.62%	3.29%
Portfolio turnover rate(d)	50%	38%	49%	59%	45%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco International Dividend AchieversTM ETF (PID)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$15.92	$15.09	$14.66	$18.42	$18.56
Net investment income(a)	0.58	0.56	0.44	0.56	0.51
Net realized and unrealized gain (loss) on investments	0.48	0.87	0.56	(3.78)	(0.17)
Total from investment operations.	1.06	1.43	1.00	(3.22)	0.34
Distributions to shareholders from:
Net investment income	(0.54)	(0.60)	(0.57)	(0.54)	(0.48)
Net asset value at end of year	$16.44	$15.92	$15.09	$14.66	$18.42
Market price at end of year(b)	$16.45	$15.91	$15.09	$14.65	$18.43
Net Asset Value Total Return(c)	6.99%	9.57%	7.12%	(17.53)%	1.83%
Market Price Total Return(c)	7.13%	9.50%	7.19%	(17.63)%	1.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$766,283	$862,878	$811,780	$701,684	$1,571,846
Ratio to average net assets of:
Expenses	0.54%	0.55%	0.56%	0.58%	0.55%
Net investment income	3.70%	3.52%	3.01%	3.62%	2.77%
Portfolio turnover rate(d)	47%	55%	61%	61%	66%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2019

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco BuyBack AchieversTM ETF (PKW)	“BuyBack AchieversTM ETF”
Invesco Dividend AchieversTM ETF (PFM)	“Dividend AchieversTM ETF”
Invesco Dow Jones Industrial Average Dividend ETF (DJD)	“Dow Jones Industrial Average Dividend ETF”
Invesco Financial Preferred ETF (PGF)	“Financial Preferred ETF”
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)	“High Yield Equity Dividend AchieversTM ETF”
Invesco International Dividend AchieversTM ETF (PID)	“International Dividend AchieversTM ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The Nasdaq Stock Market, except for Shares of Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF, which are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
BuyBack AchieversTM ETF	NASDAQ US BuyBack AchieversTM Index
Dividend AchieversTM ETF	NASDAQ US Broad Dividend AchieversTM Index
Dow Jones Industrial Average Dividend ETF	Dow Jones Industrial Average Yield Weighted
Financial Preferred ETF	Wells Fargo® Hybrid and Preferred Securities Financial Index
High Yield Equity Dividend AchieversTM ETF	NASDAQ US Dividend AchieversTM 50 Index
International Dividend AchieversTM ETF	NASDAQ International Dividend AchieversTM Index

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

41

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each

42

Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for Funds that invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Diversified Fund Risk. Dow Jones Industrial Average Dividend ETF and Financial Preferred ETF are non-diversified and can invest a greater portion of their assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Sampling Risk. Certain Funds’ use of a representative sampling approach may result in the Fund holding a smaller number of securities than are in its Underlying Index. As a result, an adverse development to an issuer of securities held by the Fund could result in a greater decline in NAV than would be the case if the Fund held all of the securities in its Underlying Index. To the extent the assets in the Fund are smaller, these risks may be greater.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Dividend Paying Security Risk. Certain Funds invest in securities that pay high dividends. As a group, these securities can fall out of favor with the market, causing such companies to underperform companies that do not pay high dividends. Also, changes in the dividend policies of the companies in an Underlying Index and the capital resources available for such companies’ dividend payments may affect a Fund.

Financial Sector Risk. The market value of securities of issuers in the financial sector can be affected by factors such as adverse regulatory or economic occurrences affecting the financial sector, availability of credit, fluctuations in asset values, unstable interest rates, increased competition, continuing consolidations and development of new products and structures. Furthermore, increased government involvement in financial institutions, including measures such as taking ownership positions in such institutions, could result in a dilution in the value of the shares held by shareholders in such institutions.

Foreign Securities Risk. Investments in foreign securities involve risks in addition to the risks associated with domestic securities. In general, foreign companies are not subject to the regulatory requirements of U.S. companies and, as such, there may be less publicly available information about these companies. Moreover, foreign companies often are subject to less stringent requirements regarding accounting, auditing, financial reporting and record-keeping than are U.S. companies. Therefore, not all material information regarding these companies will be available.

ADR and GDR Risk. Certain Funds may invest in American Depositary Receipts (“ADRs”) and Global Depositary Receipts (“GDRs”). ADRs are certificates that evidence ownership of shares of a foreign issuer and are alternatives to purchasing

43

directly the underlying foreign securities in their national markets and currencies. GDRs are certificates issued by an international bank that generally are traded and denominated in the currencies of countries other than the home country of the issuer of the underlying shares. ADRs and GDRs may be subject to certain of the risks associated with direct investments in the securities of foreign companies, such as currency, political, economic and market risks. Moreover, ADRs and GDRs may not track the price of the underlying foreign securities on which they are based, and their value may change materially at times when U.S. markets are not open for trading.

High Yield Securities Risk. High yield securities typically involve greater risk and are less liquid than higher grade issues. Changes in general economic conditions, changes in the financial condition of the issuers and changes in interest rates may adversely impact the ability of issuers of high yield securities to make timely payments of interest and principal.

Preferred Securities Risk. Certain Funds face special risks associated with investing in preferred securities. Preferred securities may include provisions that permit the issuer, in its discretion, to defer or omit distributions for a certain period of time. If the Fund owns a security that is deferring or omitting its distributions, the Fund may be required to report the distribution on its tax returns, even though it may not have received this income. Further, preferred securities may lose substantial value due to the omission or deferment of dividend payments. Preferred securities may be less liquid than many other securities, such as common stocks, and generally offer no voting rights with respect to the issuer. Preferred securities also may be subordinated to bonds or other debt instruments in an issuer’s capital structure, subjecting them to a greater risk of non-payment than more senior securities. In addition, in certain circumstances, an issuer of preferred securities may redeem the securities prior to a specified date, and this may negatively impact the return of the security.

C.

Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders — Each Fund (except for Financial Preferred ETF and High Yield Equity Dividend Achievers™ ETF, which declare and pay dividends from net investment income, if any, monthly) declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes — Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax

44

benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for Dow Jones Industrial Average Dividend ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”), or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

Dow Jones Industrial Average Dividend ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates — The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending — During the fiscal year ended April 30, 2019, each Fund (except for Dow Jones Industrial Average Dividend ETF) participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

45

K.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended April 30, 2018 (the eight months ended April 30, 2018, for the Dow Jones Industrial Average Dividend ETF) distributions from distributable earnings consisted of:

	Distributions to Shareholders from net investment income	Distributions to Shareholders from net realized gains
BuyBack AchieversTM ETF	$10,919,625	$—
Dividend AchieversTM ETF	6,412,491	—
Dow Jones Industrial Average Dividend ETF*	238,620	31,760
Financial Preferred ETF	88,485,717	—
High Yield Equity Dividend AchieversTM ETF	32,704,666	—
International Dividend AchieversTM ETF	32,348,073	—

*	For the fiscal year ended August 31, 2017, distributions from distributable earnings consisted of distributions from net investment income.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except Dow Jones Industrial Average Dividend ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.40% of the Fund’s average daily net assets, except for BuyBack AchieversTM ETF and Financial Preferred ETF, each of which accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, Dow Jones Industrial Average Dividend ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.07% of the Fund’s average daily net assets. Prior to August 20, 2018, the Fund’s annual unitary management fee was 0.30%. For the period August 20, 2018 to September 24, 2018, the Adviser voluntarily agreed to permanently waive a portion of the Fund’s unitary management fee. After giving effect to such waiver, the net unitary management fee was 0.07%. Effective September 24, 2018, the Adviser contractually reduced the Fund’s unitary management fee from 0.30% to 0.07%. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Dow Jones Industrial Average Dividend ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except Dow Jones Industrial Average Dividend ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund (except for BuyBack Achievers™ ETF and Financial Preferred ETF) from exceeding 0.50% of the Fund’s average daily net assets per year (0.60% of the Fund’s average daily net assets per year for BuyBack Achievers™ ETF and Financial Preferred ETF) (the “Expense Cap”), through at least August 31, 2021. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2021. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. For each Fund (excluding the Dow Jones Industrial Average Dividend ETF), the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap.

Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

BuyBack AchieversTM ETF	$2,143
Dividend AchieversTM ETF	548
Dow Jones Industrial Average Dividend ETF	3,250
Financial Preferred ETF	10,761
High Yield Equity Dividend AchieversTM ETF	1,114
International Dividend AchieversTM ETF	1,122

46

The fees waived and/or expenses borne by the Adviser, pursuant to the Expense Cap, are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the fiscal year ended April 30, 2019, there were no amounts available for potential recapture by the Adviser under the Expense Agreement.

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
BuyBack AchieversTM ETF	Nasdaq, Inc.
Dividend AchieversTM ETF	Nasdaq, Inc.
Dow Jones Industrial Average Dividend ETF	S&P Dow Jones Indices LLC
Financial Preferred ETF	Wells Fargo & Company
High Yield Equity Dividend AchieversTM ETF	Nasdaq, Inc.
International Dividend AchieversTM ETF	Nasdaq, Inc.

Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for Dow Jones Industrial Average Dividend ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4—Investments in Affiliates

The Adviser is a wholly-owned subsidiary of Invesco Ltd. and therefore, Invesco Ltd. is considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2019.

Dividend AchieversTM ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.	$462,014	$64,434	$(113,215)	$(49,454)	$(66,217)	$297,562	$19,384

High Yield Equity Dividend AchieversTM ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.	$12,024,665	$20,866,622	$(2,719,198)	$(1,666,544)	$(812,733)	$27,692,812	$883,335

NOTE 5—Security Transactions with Affiliated Funds

Each Fund is permitted to purchase or sell securities from or to certain other affiliated funds under specified conditions outlined in procedures adopted by the Board of Trustees of the Trust. The procedures have been designed to ensure that any purchase or sale of securities by each Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under the procedures, each transaction is effected at the current market price. For the fiscal year ended April 30, 2019, the following Fund engaged in transactions with affiliates as listed below:

	Securities Purchases	Securities Sales	Net Realized Gain (Loss)
Financial Preferred ETF	$2,322,057	$11,332,750	$(682,700)

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NOTE 6—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 7—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Years Ended April 30, 2019 and April 30, 2018 (for the eight months ended April 30, 2018 and the fiscal year ended August 31, 2017 for the Dow Jones Industrial Average Dividend ETF):

	2019	2018		2017
	Ordinary Income	Ordinary Income	Long-Term Capital Gains	Ordinary Income
BuyBack AchieversTM ETF	$15,899,340	$10,919,625	$—	$—
Dividend AchieversTM ETF	6,637,686	6,412,491	—	—
Dow Jones Industrial Average Dividend ETF	954,129	269,203	1,177	179,295
Financial Preferred ETF	82,129,730	88,485,717	—	—
High Yield Equity Dividend AchieversTM ETF	29,155,112	32,704,666	—	—
International Dividend AchieversTM ETF	26,698,616	32,348,073	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation— Investments	Net Unrealized Appreciation— Other Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
BuyBack AchieversTM ETF	$2,521,655	$(116,704)	$74,946,966	$—	$(338,567,311)	$1,574,618,946	$1,313,403,552
Dividend AchieversTM ETF	853,347	(50,835)	75,636,134	—	(3,196,490)	226,232,842	299,474,998
Dow Jones Industrial Average Dividend ETF	121,536	—	2,194,532	—	(535,944)	72,187,355	73,967,479
Financial Preferred ETF	—	(168,793)	14,068,469	—	(17,575,571)	1,389,449,370	1,385,773,475
High Yield Equity Dividend AchieversTM ETF	—	(65,063)	18,283,451	—	(50,777,099)	866,782,349	834,223,638
International Dividend AchieversTM ETF	6,501,617	(104,491)	36,087,118	130	(330,409,789)	1,054,208,489	766,283,074
Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

48

The following table presents available capital loss carryforwards for each Fund as of April 30, 2019:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
BuyBack AchieversTM ETF	$246,203,824	$92,363,487	$338,567,311
Dividend AchieversTM ETF	384,638	2,811,852	3,196,490
Dow Jones Industrial Average Dividend ETF	229,761	306,183	535,944
Financial Preferred ETF	3,095,153	14,480,418	17,575,571
High Yield Equity Dividend AchieversTM ETF	—	50,777,099	50,777,099
International Dividend AchieversTM ETF	145,230,681	185,179,108	330,409,789

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 8—Investment Transactions

For the fiscal year ended April 30, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
BuyBack AchieversTM ETF	$1,006,396,527	$960,874,066
Dividend AchieversTM ETF	40,019,975	38,776,203
Dow Jones Industrial Average Dividend ETF	8,168,644	9,147,177
Financial Preferred ETF	304,259,554	325,270,150
High Yield Equity Dividend AchieversTM ETF	380,245,147	379,694,679
International Dividend AchieversTM ETF	362,015,182	361,988,269

For the fiscal year ended April 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
BuyBack AchieversTM ETF	$949,817,649	$1,113,248,733
Dividend AchieversTM ETF	52,209,112	75,243,894
Dow Jones Industrial Average Dividend ETF	160,161,046	110,197,945
Financial Preferred ETF	249,129,675	413,839,205
High Yield Equity Dividend AchieversTM ETF	308,021,253	286,246,053
International Dividend AchieversTM ETF	118,338,553	236,097,222

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At April 30, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
BuyBack AchieversTM ETF	$107,194,992	$(32,248,026)	$74,946,966	$1,243,695,838
Dividend AchieversTM ETF	80,651,873	(5,015,739)	75,636,134	224,463,664
Dow Jones Industrial Average Dividend ETF	4,097,604	(1,903,072)	2,194,532	71,692,613
Financial Preferred ETF	23,619,314	(9,550,845)	14,068,469	1,384,863,792
High Yield Equity Dividend AchieversTM ETF	56,210,785	(37,927,334)	18,283,451	823,560,650
International Dividend AchieversTM ETF	59,902,854	(23,815,736)	36,087,118	783,570,136

49

NOTE 9—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
BuyBack AchieversTM ETF	$—	$(70,642,817)	$70,642,817
Dividend AchieversTM ETF	(119,194)	(25,833,576)	25,952,770
Dow Jones Industrial Average Dividend ETF	—	(8,003,236)	8,003,236
Financial Preferred ETF	2,891,955	(6,613,337)	3,721,382
High Yield Equity Dividend AchieversTM ETF	1,887,452	(28,352,121)	26,464,669
International Dividend AchieversTM ETF	1,466,777	(30,117,675)	28,650,898

NOTE 10—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for Dow Jones Industrial Average Dividend ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 11—Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

50

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco BuyBack AchieversTM ETF, Invesco Dividend AchieversTM ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco BuyBack AchieversTM ETF, Invesco Dividend AchieversTM ETF, Invesco Dow Jones Industrial Average Dividend ETF, Invesco Financial Preferred ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF (six of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019 (or for Invesco Dow Jones Industrial Average Dividend ETF, for the year ended April 30, 2019 and for the eight months ended April 30, 2018), including the related notes, and the financial highlights for each of the five years in the period ending April 30, 2019 (or for Invesco Dow Jones Industrial Average Dividend ETF, for the year ended April 30, 2019 and for the eight months ended April 30, 2018) (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019 (or for Invesco Dow Jones Industrial Average Dividend ETF, for the year ended April 30, 2019 and for the eight months ended April 30, 2018), and each of the financial highlights for each of the five years in the period ended April 30, 2019 (or for Invesco Dow Jones Industrial Average Dividend ETF, for the year ended April 30, 2019 and for the eight months ended April 30, 2018), in conformity with accounting principles generally accepted in the United States of America.

The financial statements of Invesco Dow Jones Industrial Average Dividend ETF (Predecessor Fund Guggenheim Dow Jones Industrial Average Dividend ETF) as of and for the year ended August 31, 2017 and the financial highlights for each of the periods ended on or prior to August 31, 2017 (not presented herein, other than the statement of changes in net assets and the financial highlights) were audited by other auditors whose report dated October 30, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

51

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Dow Jones Industrial Average Dividend ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Dow Jones Industrial Average Dividend ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco BuyBack AchieversTM ETF (PKW)
Actual	$1,000.00	$1,105.90	0.61%	$3.19
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06
Invesco Dividend AchieversTM ETF (PFM)
Actual	1,000.00	1,100.10	0.54	2.81
Hypothetical (5% return before expenses)	1,000.00	1,022.12	0.54	2.71
Invesco Dow Jones Industrial Average Dividend ETF (DJD)
Actual	1,000.00	1,079.40	0.07	0.36
Hypothetical (5% return before expenses)	1,000.00	1,024.45	0.07	0.35
Invesco Financial Preferred ETF (PGF)
Actual	1,000.00	1,056.20	0.61	3.11
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06
Invesco High Yield Equity Dividend AchieversTM ETF (PEY)
Actual	1,000.00	1,089.50	0.51	2.64
Hypothetical (5% return before expenses)	1,000.00	1,022.27	0.51	2.56

52

Calculating your ongoing Fund expenses (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco International Dividend AchieversTM ETF (PID)
Actual	$1,000.00	$1,132.10	0.53%	$2.80
Hypothetical (5% return before expenses)	1,000.00	1,022.17	0.53	2.66

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

53

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2019:

	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco BuyBack AchieversTM ETF	100%	100%
Invesco Dividend AchieversTM ETF	100%	100%
Invesco Dow Jones Industrial Average Dividend ETF	87%	89%
Invesco Financial Preferred ETF	100%	91%
Invesco High Yield Equity Dividend AchieversTM ETF	100%	100%
Invesco International Dividend AchieversTM ETF	61%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

The Funds intend to elect to pass through to shareholders the credit for taxes paid to foreign countries. The gross foreign source income and foreign taxes paid are as follows:

	Gross Foreign Income	Foreign Taxes Paid
Invesco International Dividend AchieversTM ETF	$21,811,746	$2,013,017

54

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None.

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club For Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

55

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	241	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

56

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco North American Holdings, Inc.; Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008–2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	241	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

57

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

58

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

59

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

60

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 53 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BRIC ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA NASDAQ Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Retail ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco Insider Sentiment ETF

Invesco International Dividend AchieversTM ETF

Invesco Russell 2000 Pure Growth ETF

Invesco Russell 2000 Pure Value ETF

Invesco Russell Midcap Equal Weight ETF

Invesco Russell Midcap Pure Growth ETF

Invesco Russell Midcap Pure Value ETF

Invesco Russell Top 200 Equal Weight ETF

Invesco Russell Top 200 Pure Growth ETF

Invesco Russell Top 200 Pure Value ETF

Invesco S&P 500® Quality ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance

61

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Equal Weight ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Equal Weight ETF, Invesco Russell Top 200 Pure Growth ETF, Invesco Russell Top 200 Pure Value ETF and Invesco S&P 500® Quality ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.16% for Invesco Dynamic Retail ETF.);

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25% of the Fund’s average daily net assets for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.17% for Invesco Russell Midcap Equal Weight ETF.); and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF (The Trustees noted that, prior to September 24, 2018, the Fund’s advisory fee was 0.29%.).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2021, as set forth below:

●

0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA NASDAQ Momentum ETF and Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure

62

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF;

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for Invesco S&P 500 Quality ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF	X		X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X

63

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF	X		X
Invesco Russell Midcap Pure Value ETF	X		X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X

64

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF			X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF			X
Invesco Russell Midcap Pure Value ETF			X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X

65

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF and Invesco WilderHill Clean Energy ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps. The Trustees also noted that the Adviser has agreed to reimburse certain Funds in the amount equal to the licensing fee paid that causes that Fund’s annual operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed a percentage of that Fund’s average daily net assets through April 6, 2020 (May 18, 2020 for Invesco BRIC ETF) as set forth below:

Invesco BRIC ETF	0.64%
Invesco Insider Sentiment ETF	0.60%
Invesco S&P Spin-Off ETF	0.64%
Invesco Zacks Mid-Cap ETF	0.65%
Invesco Zacks Multi-Asset Income ETF	0.65%

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Amended and Restated Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF and Invesco DWA NASDAQ Momentum ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

66

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 24 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all

67

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

other operating expenses of each Fund, except that each Fund pays its own distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF (The Trustees noted that prior to July 1, 2018, the Fund’s annual unitary advisory fee was 0.75%.);

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF (The Trustees noted that prior to September 24, 2018, the Fund’s annual unitary advisory fee was 0.30%.); and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF		X	X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X

68

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco S&P SmallCap 600® Pure Growth ETF		X	X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

69

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-1	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2019

PBE	Invesco Dynamic Biotechnology & Genome ETF

PKB	Invesco Dynamic Building & Construction ETF

PXE	Invesco Dynamic Energy Exploration & Production ETF

PBJ	Invesco Dynamic Food & Beverage ETF

PEJ	Invesco Dynamic Leisure and Entertainment ETF

PBS	Invesco Dynamic Media ETF

PXQ	Invesco Dynamic Networking ETF

PXJ	Invesco Dynamic Oil & Gas Services ETF

PJP	Invesco Dynamic Pharmaceuticals ETF

PMR	Invesco Dynamic Retail ETF

PSI	Invesco Dynamic Semiconductors ETF

PSJ	Invesco Dynamic Software ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for U.S. equities. Throughout the summer, U.S. equities moved higher as corporate profits surged amid the benefit of corporate tax cuts and improving global economic growth. Several U.S. equity indexes reached new highs despite potential headwinds, including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October 2018, as U.S. equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the U.S. and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June, September and December 2018. Following December’s Fed meeting, the Fed raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, which signaled a slightly more dovish stance than expected.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Equity markets rebounded at the start of 2019, fueled by optimism about a potential U.S.-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data were mixed and overseas growth appeared to be slowing. By the end of the fiscal year, the U.S. equity market generally recovered the losses from fourth quarter 2018, backed by improving investor sentiment, low unemployment and a growing economy.

[1]	Source: Bloomberg
[2]	Source: U.S. Federal Reserve

Global Equity

The fiscal year began with significant market and currency volatility. While most domestic equity indexes delivered positive performance at the beginning of the fiscal year, most major international indexes had negative results. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns, such as geopolitical uncertainty and the potential impact of higher interest rates, also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October 2018. Global equity markets (particularly the U.S.) declined sharply in the fourth quarter of 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing U.S.-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Following the sharp sell-off in the later part of 2018, global equities rebounded in the beginning of 2019, fueled by accommodative central bank policy and the potential for a U.S.-China trade deal. Central bank policy provided a supportive environment for equities and fixed income, even as global economic growth appeared to be slowing. In January, China’s central bank initiated a stimulus program to counteract its slowing economy, while the European Central Bank and U.S. Federal Reserve later indicated they would not raise interest rates for the remainder of 2019. Lack of consensus on a deal for the U.K.’s withdrawal from the European Union prompted additional concerns for the U.K. and eurozone economies, though equity markets across the region posted gains. U.S. and Chinese equities also delivered robust gains. Both emerging and developed markets had positive returns for the first quarter of 2019.

Despite concerns over a decline in global growth for 20191, global equity indexes, in general, ended the fiscal year in positive territory, with developed markets outperforming emerging markets.

[1]	Source: International Monetary Fund World

3

PBE	Manager’s Analysis
Invesco Dynamic Biotechnology & Genome ETF (PBE)

As an index fund, the Invesco Dynamic Biotechnology & Genome ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Biotech & Genome IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of biotechnology and genome companies that comprise the Index. These companies are engaged principally in the research, development, manufacture and marketing and distribution of various biotechnological products, services and processes, and are companies that benefit significantly from scientific and technological advances in biotechnology and genetic engineering and research. These companies may include, for example, companies involved in the research, development or production of pharmaceuticals, including veterinary drugs.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of biotechnology and genome companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 8.62%. On a net asset value (“NAV”) basis, the Fund returned 8.75%. During the same time period, the Index returned 9.08%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by revenue generated through the Fund’s securities lending program.

During this same time period, the S&P Composite 1500® Biotech Index (the “Benchmark Index”) returned (2.17)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the biotech industry. It is important to note, however, that the Index includes stocks from its proprietary “Biotechnology & Genome Group Universe” of which approximately 95% are considered pharmaceuticals, biotechnology and life sciences, while the remaining 5% of the Index contains stocks in other industry groups including materials, health care equipment & services, and technology hardware & equipment. The Benchmark Index contains 100% biotechnology companies. This Benchmark Index is relevant as a comparison, but the disparity compared to pure biotechnology exposure may produce potentially significant differences in performance when compared to the Fund.

Relative to the Benchmark Index, the Fund was most overweight in the life sciences tools & services sub-industry and most underweight in the biotechnology sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund’s stock selection within the biotechnology sub-industry.

For the fiscal year ended April 30, 2019, the biotechnology sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services sub-industry. The pharmaceuticals sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Spark Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end) and Genomic Health, Inc., a biotechnology company (portfolio average weight of 3.04%). Positions that detracted most significantly from the Fund’s return during this period included Nektar Therapeutics, a pharmaceuticals company (no longer held at fiscal year-end) and Neurocrine Biosciences, Inc., a biotechnology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Biotechnology	80.9
Life Sciences Tools & Services	13.4
Sub-Industry Types Each Less Than 3%	5.8
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Alnylam Pharmaceuticals, Inc.	6.0
Celgene Corp.	5.4
Illumina, Inc.	5.4
QIAGEN NV	5.1
Amgen, Inc.	4.9
Vertex Pharmaceuticals, Inc.	4.7
Regeneron Pharmaceuticals, Inc.	4.2
Sangamo Therapeutics, Inc.	3.8
Biogen, Inc.	3.6
Veracyte, Inc.	3.4
Total	46.5

*	Excluding money market fund holdings.

4

Invesco Dynamic Biotechnology & Genome ETF (PBE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Biotech & Genome IntellidexSM Index	9.08%	10.30%	34.21%	6.16%	34.82%	15.80%	333.51%	10.16%	282.15%
S&P Composite 1500® Biotech Index	(2.17)	2.85	8.80	6.48	36.90	16.60	364.64	12.81	430.85
Fund
NAV Return	8.75	10.25	34.02	6.20	35.08	15.37	317.77	9.83	266.36
Market Price Return	8.62	10.26	34.03	6.21	35.18	15.40	318.74	9.82	266.12

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.59%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

5

PKB	Manager’s Analysis
Invesco Dynamic Building & Construction ETF (PKB)

As an index fund, the Invesco Dynamic Building & Construction ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Building & Construction IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of building and construction companies that comprise the Index. These companies are engaged primarily in providing construction and related engineering services for building and remodeling residential properties, commercial or industrial buildings, or working on large-scale infrastructure projects, such as highways, tunnels, bridges, dams, power lines and airports. These companies also may include manufacturers of building materials for home improvement and general construction projects and specialized machinery used for building and construction; companies that provide installation, maintenance or repair work; and land developers.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of building and construction companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (0.47)%. On a net asset value (“NAV”) basis, the Fund returned (0.47)%. During the same time period, the Index returned 0.22%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Construction & Engineering Index (the “Benchmark Index”) returned 1.91%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 15 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the building & construction industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the building products sub-industry and most underweight in the construction & engineering sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the homebuilding and building products sub-industries.

For the fiscal year ended April 30, 2019, the construction & engineering sub-industry contributed most significantly to the Fund’s return, followed by the specialty stores sub-industry. The building products sub-industry detracted most significantly from the Fund’s return, followed by the homebuilding and office services & supplies sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Tractor Supply Co., a specialty stores company (portfolio average weight of 5.30%) and Jacobs Engineering Group, Inc., a construction & engineering company (portfolio average weight of 2.42%). Positions that detracted most significantly from the Fund’s return during this period included NCI Building Systems, Inc., a building products company (no longer held at fiscal year-end) and Interface, Inc., an office services & supplies company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Building Products	18.6
Construction & Engineering	18.5
Homebuilding	16.1
Construction Materials	13.2
Home Improvement Retail	9.9
Industrial Machinery	8.0
Specialty Stores	5.0
Sub-Industry Types Each Less Than 3%	10.7
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Martin Marietta Materials, Inc.	5.4
Ingersoll-Rand PLC	5.4
Vulcan Materials Co.	5.2
Lennox International, Inc.	5.1
Lowe’s Cos., Inc.	5.0
Tractor Supply Co.	5.0
Home Depot, Inc. (The)	4.9
Jacobs Engineering Group, Inc.	4.9
Armstrong World Industries, Inc.	3.1
EMCOR Group, Inc.	3.0
Total	47.0

*	Excluding money market fund holdings.

6

Invesco Dynamic Building & Construction ETF (PKB) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Building & Construction IntellidexSM Index	0.22%	7.26%	23.41%	7.32%	42.35%	12.36%	220.69%	6.63%	138.02%
S&P Composite 1500® Construction & Engineering Index	1.91	7.68	24.86	1.74	9.02	5.95	78.22	6.42	131.81
Fund
NAV Return	(0.47)	6.56	20.99	6.60	37.65	11.53	197.72	5.78	113.69
Market Price Return	(0.47)	6.57	21.03	6.60	37.63	11.51	197.28	5.78	113.62

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.58%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

7

PXE	Manager’s Analysis
Invesco Dynamic Energy Exploration & Production ETF (PXE)

As an index fund, the Invesco Dynamic Energy Exploration & Production ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Energy Exploration & Production IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies engaged in energy exploration and production that comprise the Index. These companies are engaged principally in exploration, extraction and production of crude oil and natural gas from land-based or offshore wells. These companies include petroleum refineries that process the crude oil into finished products, such as gasoline and automotive lubricants, and companies involved in gathering and processing natural gas, and manufacturing natural gas liquid.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of energy exploration and production companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (17.96)%. On a net asset value (“NAV”) basis, the Fund returned (17.84)%. During the same time period, the Index returned (17.27)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Oil & Gas Exploration & Production Index (the “Benchmark Index”) returned (12.83)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 64 securities. The Benchmark Index was selected for its recognition in the marketplace and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas exploration & production sub-industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas refining & marketing sub-industry and most underweight in the oil & gas exploration & production sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2019, the gas utilities sub-industry contributed most significantly to the Fund’s return. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas refining & marketing sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Anadarko Petroleum Corp., an oil & gas exploration & production company (portfolio average weight of 2.07%) and California Resources Corp., an oil & gas exploration & production company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Laredo Petroleum, Inc., an oil & gas exploration & production company (portfolio average weight of 2.47%) and Antero Resources Corp., an oil & gas exploration & production company (portfolio average weight of 2.57%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Oil & Gas Exploration & Production	67.9
Oil & Gas Refining & Marketing	25.6
Integrated Oil & Gas	6.6
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Anadarko Petroleum Corp.	8.3
Hess Corp.	5.5
Valero Energy Corp.	5.3
EOG Resources, Inc.	5.0
Phillips 66	4.8
Marathon Petroleum Corp.	4.7
ConocoPhillips	4.5
Occidental Petroleum Corp.	4.4
SRC Energy, Inc.	3.5
Chesapeake Energy Corp.	3.0
Total	49.0

*	Excluding money market fund holdings.

8

Invesco Dynamic Energy Exploration & Production ETF (PXE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Energy Exploration & Production IntellidexSM Index	(17.27)%	(0.89)%	(2.66)%	(9.36)%	(38.83)%	6.89%	94.74%	3.76%	64.77%
S&P Composite 1500® Oil & Gas Exploration & Production Index	(12.83)	(0.75)	(2.23)	(9.83)	(40.40)	2.49	27.94	1.96	30.05
Fund
NAV Return	(17.84)	(1.53)	(4.52)	(9.82)	(40.35)	6.22	82.87	3.15	52.02
Market Price Return	(17.96)	(1.49)	(4.42)	(9.80)	(40.29)	6.25	83.35	3.15	52.00

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.77% and the net annual operating expense ratio was indicated as 0.65%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

9

PBJ	Manager’s Analysis
Invesco Dynamic Food & Beverage ETF (PBJ)

As an index fund, the Invesco Dynamic Food & Beverage ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Food & Beverage IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of food and beverage companies that comprise the Index. These companies are engaged principally in the manufacture, sale or distribution of food and beverage products, agricultural products and products related to the development of new food technologies. These companies may include consumer manufacturing of agricultural inputs like livestock and crops, as well as processed food and beverage products; food and beverage stores such as grocery stores, supermarkets, wholesale distributors of grocery items; and food and beverage services like restaurants, bars, snack bars, coffeehouses and other establishments providing food and refreshment. Companies with focused operations as tobacco growers and manufacturers, or pet supplies stores are specifically excluded from this universe.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of food and beverage companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 5.47%. On a net asset value (“NAV”) basis, the Fund returned 5.37%. During the same time period, the Index returned 5.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses, as well as trading costs around the rebalances that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Food Beverage & Tobacco Index (the “Benchmark Index”) returned 12.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the food & beverage industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the tobacco sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund’s underweight allocation to the soft drinks sub-industry.

For the fiscal year ended April 30, 2019, the soft drinks sub-industry contributed most significantly to the Fund’s return, followed by the packaged foods & meats and restaurants sub-industries, respectively. The distillers & vintners sub-industry detracted most significantly from the Fund’s return, followed by the food distributors sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Mondelez International, Inc., Class A, a packaged foods & meats company (portfolio average weight of 5.09%) and Keurig Dr Pepper, Inc., a soft drinks company (portfolio average weight of 3.35%). Positions that detracted most significantly from the Fund’s return during this period included United Natural Foods, Inc., a food distributors company (no longer held at fiscal year-end) and Constellation Brands, Inc., Class A, a distillers & vintners company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Packaged Foods & Meats	40.1
Soft Drinks	16.8
Restaurants	16.3
Food Distributors	10.2
Food Retail	8.9
Agricultural Products	7.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Yum! Brands, Inc.	5.3
Starbucks Corp.	5.3
Coca-Cola Co. (The)	5.1
Mondelez International, Inc., Class A	5.0
Archer-Daniels-Midland Co.	5.0
Keurig Dr Pepper, Inc.	5.0
Hormel Foods Corp.	4.6
Kroger Co. (The)	4.4
Coca-Cola Bottling Co. Consolidated, Inc.	3.7
McCormick & Co, Inc.	3.0
Total	46.4

*	Excluding money market fund holdings.

10

Invesco Dynamic Food & Beverage ETF (PBJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Food & Beverage IntellidexSM Index	5.84%	3.79%	11.81%	6.86%	39.33%	12.57%	226.80%	8.38%	204.94%
S&P Composite 1500® Food Beverage & Tobacco Index	12.76	4.52	14.17	8.95	53.50	14.85	299.19	11.34	342.72
Fund
NAV Return	5.37	3.17	9.82	6.21	35.14	11.82	205.69	7.68	178.64
Market Price Return	5.47	3.16	9.79	6.19	35.02	11.81	205.27	7.67	178.47

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

11

PEJ	Manager’s Analysis
Invesco Dynamic Leisure and Entertainment ETF (PEJ)

As an index fund, the Invesco Dynamic Leisure and Entertainment ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Leisure & Entertainment IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of leisure and entertainment companies that comprise the Index. These companies are engaged principally in the design, production or distribution of goods or services in the leisure and entertainment industries. These companies may include hospitality industry companies such as hotels, restaurants and bars, cruise lines, casinos, and all other recreation and amusement businesses, as well as entertainment programming companies engaged in the production of motion pictures, music by recording artists, programming for radio and television, related post-production and movie theaters.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of leisure companies and entertainment companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 0.12%. On a net asset value (“NAV”) basis, the Fund returned 0.33%. During the same time period, the Index returned 0.87%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Hotels Restaurants & Leisure Index (the “Benchmark Index”) returned 14.45%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 45 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the leisure & entertainment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the movies & entertainment sub-industry and most underweight in the restaurants sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the restaurants sub-industry.

For the fiscal year ended April 30, 2019, the movies & entertainment sub-industry contributed most significantly to the Fund’s return, followed by the restaurants sub-industry. The casinos & gaming and internet & direct marketing retail sub-industries were the greatest detractors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included World Wrestling Entertainment, Inc., Class A, a movies & entertainment company (portfolio average weight of 3.13%) and Walt Disney Co. (The), a movies & entertainment company (portfolio average weight of 3.62%). Positions that detracted most significantly from the Fund’s return during this period included Manchester United PLC, Class A, a movies & entertainment company (portfolio average weight of 1.11%) and Wynn Resorts, Ltd., a casinos & gaming company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Movies & Entertainment	31.3
Restaurants	30.6
Airlines	17.8
Broadcasting	6.9
Internet & Direct Marketing Retail	5.1
Sub-Industry Types Each Less Than 3%	8.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Walt Disney Co. (The)	8.3
Chipotle Mexican Grill, Inc.	5.8
Yum! Brands, Inc.	5.6
Starbucks Corp.	5.5
Expedia Group, Inc.	5.1
United Continental Holdings, Inc.	5.1
Southwest Airlines Co.	5.0
Live Nation Entertainment, Inc.	3.2
Cinemark Holdings, Inc.	3.2
Central European Media Enterprises Ltd., Class A	3.1
Total	49.9

*	Excluding money market fund holdings.

12

Invesco Dynamic Leisure and Entertainment ETF (PEJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Dynamic Leisure & Entertainment IntellidexSM Index	0.87%	9.38%	30.88%	8.17%	48.08%	17.13%	385.85%	9.91%	270.23%
S&P Composite 1500® Hotels Restaurants & Leisure Index	14.45	16.95	59.97	15.00	101.16	18.35	439.04	12.68	422.89
Fund
NAV Return	0.33	8.64	28.21	7.41	42.97	16.18	347.96	9.22	239.46
Market Price Return	0.12	8.63	28.19	7.41	42.95	16.19	348.61	9.22	239.40

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.65% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

13

PBS	Manager’s Analysis
Invesco Dynamic Media ETF (PBS)

As an index fund, the Invesco Dynamic Media ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Media IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of media companies that comprise the Index. These companies are engaged principally in the development, production, sale and distribution of goods or services used in the media industry. These companies produce and distribute information and entertainment content and may include television and radio stations, broadcast and cable networks, motion picture companies, music producers, print publishers, and providers of content delivered via the internet, as well as direct to home satellite services, traditional cable services, and advertising and related services.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of media companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 19.73%. On a net asset value (“NAV”) basis, the Fund returned 19.81%. During the same time period, the Index returned 20.35%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Media Index (the “Benchmark Index”) returned 28.73%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 30 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the media industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the interactive media & services sub-industry and most underweight in the cable & satellite sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the cable & satellite sub-industry.

For the fiscal year ended April 30, 2019, the interactive media & services sub-industry contributed most significantly to the Fund’s return, followed by the movies & entertainment and broadcasting sub-industries, respectively. The publishing sub-industry detracted most significantly from the Fund’s return, followed by the internet & direct marketing retail and advertising sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included World Wrestling Entertainment, Inc., Class A, a movies & entertainment company (portfolio average weight of 3.05%) and Walt Disney Co. (The), a movies & entertainment company (portfolio average weight of 5.36%). Positions that detracted most significantly from the Fund’s return during this period included Care.com, Inc., an interactive media & services company (portfolio average weight of 0.36%) and Emerald Expositions Events, Inc., an advertising company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Broadcasting	30.5
Interactive Media & Services	27.0
Movies & Entertainment	22.9
Publishing	9.9
Advertising	5.3
Cable & Satellite	4.5
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Walt Disney Co. (The)	7.8
Twitter, Inc.	6.2
Facebook, Inc., Class A	5.7
Alphabet, Inc., Class A	5.2
CBS Corp., Class B	4.8
Sirius XM Holdings, Inc.	4.5
Spotify Technology S.A.	4.3
Sinclair Broadcast Group, Inc., Class A	3.6
Gray Television, Inc.	3.4
TEGNA, Inc.	3.3
Total	48.8

*	Excluding money market fund holdings.

14

Invesco Dynamic Media ETF (PBS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Media IntellidexSM Index	20.35%	12.52%	42.46%	9.13%	54.76%	17.01%	381.10%	7.57%	174.66%
S&P Composite 1500® Media Index	28.73	11.13	37.24	9.82	59.72	19.61	499.29	10.18	282.94
Fund
NAV Return	19.81	11.81	39.77	8.42	49.81	16.09	344.56	6.92	152.60
Market Price Return	19.73	11.82	39.83	8.44	49.93	16.08	344.02	6.92	152.60

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.68% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs com to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

15

PXQ	Manager’s Analysis
Invesco Dynamic Networking ETF (PXQ)

As an index fund, the Invesco Dynamic Networking ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Networking IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of networking companies that comprise the Index. These companies are engaged principally in the development, manufacture, sale or distribution of products, services or technologies that support the flow of electronic information, including voice, data, images and commercial transactions. These companies may include communications equipment companies that offer a broad range of access, transport, and connectivity equipment and devices which span across a diverse set of markets including enterprise networking, home networking, satellite, wireless (terrestrial), wireline wide area networking, and cable (CATV). Such companies also may provide integrated circuits specialized to facilitate communications within a network; software that enables, manages, supports, and secures enterprise networks; and equipment used to build storage networks, which are specialized, high speed networks dedicated to accessing storage data.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of networking companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 27.81%. On a net asset value (“NAV”) basis, the Fund returned 27.90%. During the same time period, the Index returned 28.42%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Communications Equipment Index (the “Benchmark Index”) returned 26.27%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 20 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the communications equipment industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the systems software sub-industry and most underweight in the communications equipment sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocations to the systems software and semiconductors sub-industries.

For the fiscal year ended April 30, 2019, the systems software sub-industry contributed most significantly to the Fund’s return followed by the communications equipment and semiconductors sub-industries, respectively. The electronic equipment & instruments sub-industry detracted most significantly from the Fund’s return, followed by the semiconductor equipment sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included VMware, Inc., Class A, a systems software company (portfolio average weight of 5.35%) and QUALCOMM, Inc., a semiconductor company (portfolio average weight of 5.06%). Positions that detracted most significantly from the Fund’s return during this period included nLIGHT, Inc., an electronic equipment & instruments company (no longer held at fiscal year-end) and Varonis Systems, Inc., a systems software company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Systems Software	43.1
Communications Equipment	35.8
Semiconductors	7.6
Application Software	5.0
Internet Services & Infrastructure	3.2
Sub-Industry Types Each Less Than 3%	5.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
QUALCOMM, Inc.	7.6
VMware, Inc., Class A	5.5
Arista Networks, Inc.	5.3
Cisco Systems, Inc.	5.2
Palo Alto Networks, Inc.	5.1
Symantec Corp.	5.0
Motorola Solutions, Inc.	4.8
Check Point Software Technologies Ltd.	4.6
Zscaler, Inc.	3.5
Okta, Inc.	3.2
Total	49.8

*	Excluding money market fund holdings.

16

Invesco Dynamic Networking ETF (PXQ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Networking IntellidexSM Index	28.42%	24.85%	94.62%	16.22%	112.06%	17.76%	412.65%	11.91%	375.25%
S&P Composite 1500® Communications Equipment Index	26.27	27.26	106.10	15.20	102.91	12.84	234.71	8.31	202.29
Fund
NAV Return	27.90	24.43	92.66	15.75	107.79	17.10	384.60	11.27	339.27
Market Price Return	27.81	24.42	92.60	15.75	107.79	17.07	383.73	11.27	339.12

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.83% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

17

PXJ	Manager’s Analysis
Invesco Dynamic Oil & Gas Services ETF (PXJ)

As an index fund, the Invesco Dynamic Oil & Gas Services ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Oil Services IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of companies that assist in the production, processing and distribution of oil and gas that comprise the Index. The Index may include companies engaged in the drilling of oil and gas wells; manufacturing oil and gas field machinery and equipment; or providing services to the oil and gas industry, such as well analysis, platform and pipeline engineering and construction, logistics and transportation services, oil and gas well emergency management and geophysical data acquisition and processing.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of oil and gas services companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (28.69)%. On a net asset value (“NAV”) basis, the Fund returned (28.69)%. During the same time period, the Index returned (28.27)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P Composite 1500® Energy Equipment & Services Index (the “Benchmark Index”) returned (35.21)%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 40 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the oil & gas services industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas drilling sub-industry and most underweight in the oil & gas equipment & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the oil & gas storage & transportation sub-industry, as well as stock selection in the oil & gas equipment & services sub-industry. For the fiscal year ended April 30, 2019, there were no contributing sub-industries. The oil & gas equipment & services sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas drilling sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Cactus, Inc., Class A, an oil & gas equipment & services company (portfolio average weight of 2.21%) and ProPetro Holding Corp., an oil & gas equipment & services company (portfolio average weight of 2.68%). Positions that detracted most significantly from the Fund’s return during this period included Core Laboratories NV, an oil & gas equipment & services company (no longer held at fiscal year-end) and Transocean Ltd., an oil & gas drilling company (fiscal year-end weight 4.81%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Oil & Gas Equipment & Services	75.1
Oil & Gas Drilling	25.0
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
TechnipFMC PLC	5.7
Helmerich & Payne, Inc.	5.5
Patterson-UTI Energy, Inc.	5.1
Schlumberger Ltd.	5.0
Transocean Ltd.	4.9
Baker Hughes, a GE Co., Class A	4.8
National Oilwell Varco, Inc.	4.8
Halliburton Co.	4.7
Ensco Rowan PLC, Class A	4.4
ProPetro Holding Corp.	3.5
Total	48.4

*	Excluding money market fund holdings.

18

Invesco Dynamic Oil & Gas Services ETF (PXJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Oil Services IntellidexSM Index	(28.27)%	(17.82)%	(44.50)%	(22.89)%	(72.74)%	(4.78)%	(38.69)%	(5.04)%	(50.27)%
S&P Composite 1500® Energy Equipment & Services Index	(35.21)	(13.41)	(35.07)	(15.55)	(57.05)	0.36	3.69	(0.86)	(11.03)
Fund
NAV Return	(28.69)	(18.29)	(45.44)	(23.36)	(73.56)	(5.41)	(42.65)	(5.60)	(54.12)
Market Price Return	(28.69)	(18.27)	(45.40)	(23.35)	(73.55)	(5.42)	(42.74)	(5.60)	(54.13)

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.86% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

19

PJP	Manager’s Analysis
Invesco Dynamic Pharmaceuticals ETF (PJP)

As an index fund, the Invesco Dynamic Pharmaceuticals ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Pharmaceutical IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of pharmaceutical companies that comprise the Index. These companies are engaged principally in the research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. These companies may include, for example, pharmaceutical companies and other companies involved in the research, development, manufacture, sale or distribution of drugs, including companies that facilitate the testing or regulatory approval of drugs.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of pharmaceutical companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.94%. On a net asset value (“NAV”) basis, the Fund returned 3.02%. During the same time period, the Index returned 3.68%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Pharmaceuticals Index (the “Benchmark Index”) returned 15.51%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the pharmaceuticals industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the pharmaceuticals sub-industry.

For the fiscal year ended April 30, 2019, pharmaceuticals was the primary contributing sub-industry. The biotechnology sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Endo International PLC, a pharmaceuticals company (portfolio average weight of 3.03%) and Eli Lilly and Co., a pharmaceuticals company (portfolio average weight of 5.30%). Positions that detracted most significantly from the Fund’s return during this period included Akorn, Inc., a pharmaceuticals company (no longer held at fiscal year-end) and Acorda Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Pharmaceuticals	67.5
Biotechnology	27.0
Health Care Equipment	5.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Abbott Laboratories	5.5
Johnson & Johnson	5.5
Merck & Co., Inc.	5.2
Amgen, Inc.	5.1
Pfizer, Inc.	5.0
Eli Lilly and Co.	5.0
Bristol-Myers Squibb Co.	4.9
Biogen, Inc.	3.7
Horizon Pharma PLC	3.4
Corcept Therapeutics, Inc.	3.2
Total	46.5

*	Excluding money market fund holdings.

20

Invesco Dynamic Pharmaceuticals ETF (PJP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Pharmaceutical IntellidexSM Index	3.68%	1.71%	5.22%	4.51%	24.69%	18.83%	461.19%	13.07%	447.99%
S&P Composite 1500® Pharmaceuticals Index	15.51	8.11	26.35	7.82	45.74	15.01	304.79	9.01	230.25
Fund
NAV Return	3.02	1.16	3.52	3.94	21.33	18.11	428.15	12.39	404.46
Market Price Return	2.94	1.17	3.54	3.96	21.41	18.10	427.64	12.40	404.69

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.57%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

21

PMR	Manager’s Analysis
Invesco Dynamic Retail ETF (PMR)

As an index fund, the Invesco Dynamic Retail ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Retail IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of retail companies that comprise the Index. These companies are engaged principally in operating general merchandise stores such as department stores, discount stores, warehouse clubs and superstores; specialty stores, including apparel, electronics, accessories and footwear stores; and home improvement and home furnishings stores. Dealers of motor vehicles and parts, auction houses or rental companies also may be included.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of retail companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 5.95%. On a net asset value (“NAV”) basis, the Fund returned 6.09%. During the same time period, the Index returned 6.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to the fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P Composite 1500® Retailing Index (the “Benchmark Index”) returned 18.59%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 90 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the retail industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the hypermarkets & super centers sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative underweight allocation to the internet & direct marketing retail sub-industry.

For the fiscal year ended April 30, 2019, the automotive retail sub-industry contributed most significantly to the Fund’s return,

followed by the apparel, accessories & luxury goods and general merchandise stores sub-industries, respectively. The trading companies & distributors sub-industry detracted most significantly from the Fund’s return, followed by the forest products sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included lululemon athletica, Inc., an apparel, accessories & luxury goods company (portfolio average weight of 1.73%) and Etsy, Inc., an internet & direct marketing retail company (portfolio average weight of 2.19%). Positions that detracted most significantly from the Fund’s return during this period included Tailored Brands, Inc., an apparel retail company (no longer held at fiscal year-end) and Stitch Fix, Inc., Class A, an internet & direct marketing retail company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Apparel Retail	21.5
Automotive Retail	13.2
Hypermarkets & Super Centers	10.4
Specialty Stores	10.2
Food Retail	8.9
Internet & Direct Marketing Retail	6.5
Apparel, Accessories & Luxury Goods	5.7
General Merchandise Stores	5.1
Home Improvement Retail	5.1
Homefurnishing Retail	4.6
Computer & Electronics Retail	3.6
Sub-Industry Types Each Less Than 3%	5.3
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
lululemon athletica, Inc.	5.7
AutoZone, Inc.	5.4
Dollar General Corp.	5.1
Home Depot, Inc. (The)	5.1
Ross Stores, Inc.	5.0
Walmart, Inc.	5.0
O’Reilly Automotive, Inc.	4.8
Kroger Co. (The)	4.4
Abercrombie & Fitch Co., Class A	3.9
Rent-A-Center, Inc.	3.6
Total	48.0

*	Excluding money market fund holdings.

22

Invesco Dynamic Retail ETF (PMR) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Retail IntellidexSM Index	6.85%	4.25%	13.29%	4.67%	25.65%	12.13%	214.08%	8.85%	214.56%
S&P Composite 1500® Retailing Index	18.59	22.80	85.18	22.03	170.56	22.41	655.38	14.49	522.61
Fund
NAV Return	6.09	3.63	11.30	4.03	21.85	11.36	193.35	8.15	188.36
Market Price Return	5.95	3.62	11.27	4.03	21.85	11.36	193.29	8.14	188.10

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 1.27% and the net annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

23

PSI	Manager’s Analysis
Invesco Dynamic Semiconductors ETF (PSI)

As an index fund, the Invesco Dynamic Semiconductors ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Semiconductor IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of semiconductor companies that comprise the Index. These companies are principally engaged in the manufacture of semiconductors. These companies manufacture semiconductors that serve as the core electronic components of virtually all electronic equipment; make or test chips for third parties; and provide equipment or services used in the production of semiconductors and other thin film products like flat panel displays and thin film heads.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of semiconductor companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 19.53%. On a net asset value (“NAV”) basis, the Fund returned 19.71%. During the same time period, the Index returned 20.49%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Semiconductor Index (the “Benchmark Index”) returned 16.77%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 50 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the semiconductors industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the semiconductor equipment sub-industry and most underweight in the semiconductors sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s relative overweight allocation to the semiconductor equipment sub-industry and stock selection in the semiconductors sub-industry.

For the fiscal year ended April 30, 2019, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the semiconductor equipment and electric components sub-industries, respectively. There were no detracting sub-industries.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Xilinx, Inc., a semiconductors company (portfolio average weight of 4.34%) and QUALCOMM, Inc., a semiconductor company (portfolio average weight of 5.16%). Positions that detracted most significantly from the Fund’s return during this period included NVIDIA Corp., a semiconductors company (no longer held at fiscal year-end) and Nanometrics Inc., a semiconductor equipment company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Semiconductors	71.1
Semiconductor Equipment	23.7
Electronic Components	5.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
QUALCOMM, Inc.	7.7
Lam Research Corp.	5.4
Broadcom, Inc.	5.3
Texas Instruments, Inc.	5.2
Analog Devices, Inc.	5.2
Micron Technology, Inc.	4.7
Xilinx, Inc.	4.7
Intel Corp.	4.7
Cree, Inc.	3.3
Ambarella, Inc.	3.2
Total	49.4

*	Excluding money market fund holdings.

24

Invesco Dynamic Semiconductors ETF (PSI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Semiconductor IntellidexSM Index	20.49%	35.03%	146.21%	24.85%	203.39%	20.40%	539.95%	11.64%	359.70%
S&P Composite 1500® Semiconductor Index	16.77	30.26	121.01	22.28	173.33	19.57	497.37	10.34	290.67
Fund
NAV Return	19.71	34.13	141.31	23.94	192.50	19.52	494.70	10.84	315.95
Market Price Return	19.53	34.13	141.30	23.92	192.24	19.51	494.18	10.83	315.32

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.61%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

25

PSJ	Manager’s Analysis
Invesco Dynamic Software ETF (PSJ)

As an index fund, the Invesco Dynamic Software ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dynamic Software IntellidexSM Index (the “Index”). The Fund generally will invest at least 90% of its total assets in common stocks of software companies that comprise the Index. These are companies that are principally engaged in the research, design, production or distribution of products or processes that relate to software applications and systems and information-based services. These companies may include companies that design and market computer applications targeted toward various end user markets, including home/office, design/engineering, and IT infrastructure; as well as distributors of third-party software applications, primarily to resellers, retailers, and corporations.

Strictly in accordance with its guidelines and mandated procedures, ICE Data Indices, LLC (the “Index Provider”) includes common stocks of software companies in the Index principally on the basis of their capital appreciation potential, which the Index Provider identifies pursuant to a proprietary selection methodology. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 35.58%. On a net asset value (“NAV”) basis, the Fund returned 35.71%. During the same time period, the Index returned 36.62%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as slippage associated with the portfolio’s quarterly rebalances.

During this same time period, the S&P Composite 1500® Software & Services Index (the “Benchmark Index”) returned 26.44%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the software industry.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a modified equal weighting and stock selection methodology, whereas the Benchmark Index selects and weights stocks based on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the data processing & outsourced services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight allocation to the application software sub-industry.

For the fiscal year ended April 30, 2019, the application software sub-industry contributed most significantly to the Fund’s return, followed by the interactive home entertainment and systems software sub-industries, respectively. The communications equipment sub-industry was the only detracting sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included CyberArk Software Ltd., a systems software company (portfolio average weight of 1.89%) and HubSpot, Inc., an application software company (portfolio average weight of 2.81%). Positions that detracted most significantly from the Fund’s return during this period included Benefitfocus, Inc. an application software company (portfolio average weight of 0.35%) and Blucora, Inc., a management & custody banks company (no longer held at fiscal year-end).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Application Software	47.8
Systems Software	22.3
Interactive Home Entertainment	13.6
Health Care Technology	10.0
Alternative Carriers	3.5
IT Consulting & Other Services	2.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Cadence Design Systems, Inc.	5.6
VMware, Inc., Class A	5.4
Cerner Corp.	5.2
Activision Blizzard, Inc.	5.2
Atlassian Corp. PLC, Class A	4.8
Intuit, Inc.	4.8
Oracle Corp.	4.8
Red Hat, Inc.	4.5
Trade Desk, Inc. (The), Class A	3.6
Bandwidth, Inc., Class A	3.5
Total	47.4

*	Excluding money market fund holdings.

26

Invesco Dynamic Software ETF (PSJ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Dynamic Software IntellidexSM Index	36.62%	32.50%	132.62%	24.06%	193.87%	20.97%	571.16%	15.12%	603.17%
S&P Composite 1500® Software & Services Index	26.44	26.24	101.17	21.13	160.82	20.41	540.88	13.33	465.81
Fund
NAV Return	35.71	31.58	127.80	23.19	183.74	20.15	526.93	14.38	543.25
Market Price Return	35.58	31.58	127.81	23.22	184.07	20.15	527.12	14.38	543.02

Fund Inception: June 23, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.63%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

27

Schedule of Investments(a)

Invesco Dynamic Biotechnology & Genome ETF (PBE)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Biotechnology—80.9%
1,062,904	Akebia Therapeutics, Inc.(b)	$6,419,940
211,800	Alkermes PLC(b)	6,421,776
165,945	Alnylam Pharmaceuticals, Inc.(b)	14,825,526
68,174	Amgen, Inc.	12,224,962
303,756	Array BioPharma, Inc.(b)	6,867,923
382,807	Arrowhead Pharmaceuticals, Inc.(b)(c)	6,882,870
39,378	Biogen, Inc.(b)	9,027,013
142,657	Celgene Corp.(b)	13,503,912
108,256	Emergent BioSolutions, Inc.(b)	5,594,670
70,374	Enanta Pharmaceuticals, Inc.(b)	6,135,909
325,081	Exelixis, Inc.(b)	6,391,092
123,427	FibroGen, Inc.(b)	5,767,744
88,042	Genomic Health, Inc.(b)	5,663,742
415,303	Halozyme Therapeutics, Inc.(b)	6,698,837
217,607	Myriad Genetics, Inc.(b)	6,850,268
2,517,602	OPKO Health, Inc.(b)(c)	6,017,069
219,897	PTC Therapeutics, Inc.(b)	8,228,546
30,211	Regeneron Pharmaceuticals, Inc.(b)	10,366,602
151,009	REGENXBIO, Inc.(b)	7,610,854
118,832	Repligen Corp.(b)	8,006,900
807,753	Sangamo Therapeutics, Inc.(b)	9,442,633
58,946	United Therapeutics Corp.(b)	6,046,091
344,396	Vanda Pharmaceuticals, Inc.(b)	5,610,211
366,930	Veracyte, Inc.(b)	8,391,689
69,087	Vertex Pharmaceuticals, Inc.(b)	11,674,321

		200,671,100

	Health Care Equipment—2.9%
198,739	Cardiovascular Systems, Inc.(b)	7,063,184

	Life Sciences Tools & Services—13.4%
35,568	Bio—Techne Corp.	7,276,857
42,602	Illumina, Inc.(b)	13,291,824
326,114	QIAGEN NV(b)	12,705,401

		33,274,082

	Pharmaceuticals—2.9%
162,158	Catalent, Inc.(b)	7,267,922

	Total Common Stocks & Other Equity Interests (Cost $243,689,553) 248,276,288

	Money Market Funds—0.0%
69,857	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $69,857)	69,857

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $243,759,410)—100.1%	248,346,145

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—3.0%
5,455,325	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	5,455,325

Number of Shares		Value
	Money Market Funds (continued)
1,817,897	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	$1,818,442

	Total Money Market Funds (Cost $7,273,767)	7,273,767

	Total Investments in Securities (Cost $251,033,177)—103.1%	255,619,912

	Other assets less liabilities—(3.1)%	(7,592,821)

	Net Assets—100.0%	$248,027,091

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

Invesco Dynamic Building & Construction ETF (PKB)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Building Products—18.6%
81,229	Apogee Enterprises, Inc.	$3,273,529
42,226	Armstrong World Industries, Inc.	3,659,727
109,664	Continental Building Products, Inc.(b)	2,812,882
72,178	Gibraltar Industries, Inc.(b)	2,863,301
22,194	Lennox International, Inc.	6,024,561
92,699	Universal Forest Products, Inc.	3,425,228

		22,059,228

	Construction & Engineering—18.5%
97,495	AECOM(b)	3,305,080
42,694	EMCOR Group, Inc.	3,592,273
74,904	Jacobs Engineering Group, Inc.	5,838,018
38,062	NV5 Global, Inc.(b)	2,410,847
83,296	Quanta Services, Inc.	3,381,818
168,163	Tutor Perini Corp.(b)	3,358,215

		21,886,251

	Construction Machinery & Heavy Trucks—2.6%
37,986	Oshkosh Corp.	3,137,264

	Construction Materials—13.2%
29,023	Martin Marietta Materials, Inc.	6,440,204
171,517	Summit Materials, Inc., Class A(b)	3,004,978
48,896	Vulcan Materials Co.	6,166,274

		15,611,456

	Environmental & Facilities Services—2.8%
50,908	Tetra Tech, Inc.	3,294,766

	Forest Products—2.4%
113,636	Louisiana—Pacific Corp.	2,846,582

	Home Improvement Retail—9.9%
28,798	Home Depot, Inc. (The)	5,866,152
52,356	Lowe’s Cos., Inc.	5,923,558

		11,789,710

	Homebuilding—16.1%
48,994	LGI Homes, Inc.(b)	3,395,774
102,742	MDC Holdings, Inc.	3,139,796
66,235	Meritage Homes Corp.(b)	3,387,920
145,867	Skyline Champion Corp.	3,079,252
80,789	Toll Brothers, Inc.	3,078,061
227,954	TRI Pointe Group, Inc.(b)	2,974,800

		19,055,603

	Industrial Conglomerates—2.9%
24,671	Carlisle Cos., Inc.	3,488,973

	Industrial Machinery—8.0%
79,386	Columbus McKinnon Corp.	3,124,633
52,339	Ingersoll—Rand PLC	6,417,285

		9,541,918

	Specialty Stores—5.0%
56,950	Tractor Supply Co.	5,894,325

	Total Common Stocks & Other Equity Interests (Cost $109,005,237)	118,606,076

Number of Shares		Value
	Money Market Funds—0.2%
255,728	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $255,728)	$255,728

	Total Investments in Securities (Cost $109,260,965)—100.2%	118,861,804

	Other assets less liabilities—(0.2)%	(222,599)

	Net Assets—100.0%	$118,639,205

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Schedule of Investments(a)

Invesco Dynamic Energy Exploration & Production ETF (PXE)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Integrated Oil & Gas—6.6%
29,847	Occidental Petroleum Corp.	$1,757,391
66,187	Unit Corp.(b)	897,496

		2,654,887

	Oil & Gas Exploration & Production—67.9%
45,347	Anadarko Petroleum Corp.	3,303,529
111,760	Antero Resources Corp.(b)	810,260
32,464	Apache Corp.	1,068,390
91,169	Carrizo Oil & Gas, Inc.(b)	1,168,787
416,877	Chesapeake Energy Corp.(b)(c)	1,213,112
14,830	Cimarex Energy Co.	1,018,228
103,566	CNX Resources Corp.(b)	927,951
28,300	ConocoPhillips.	1,786,296
508,144	Denbury Resources, Inc.(b)	1,133,161
36,288	Devon Energy Corp.	1,166,296
20,848	EOG Resources, Inc.	2,002,450
56,925	EQT Corp.	1,164,116
55,930	Geopark Ltd. (Colombia)(b)	878,101
473,080	Gran Tierra Energy, Inc. (Canada)(b)	1,130,661
136,785	Gulfport Energy Corp.(b)	895,942
34,462	Hess Corp.	2,209,704
302,905	Laredo Petroleum, Inc.(b)	914,773
179,149	Oasis Petroleum, Inc.(b)	1,092,809
100,012	Range Resources Corp.	904,109
253,244	Southwestern Energy Co.(b)	1,000,314
227,131	SRC Energy, Inc.(b)	1,396,856

		27,185,845

	Oil & Gas Refining & Marketing—25.6%
26,160	CVR Energy, Inc.	1,193,158
29,958	Delek US Holdings, Inc.	1,110,243
19,682	HollyFrontier Corp.	939,422
30,742	Marathon Petroleum Corp.	1,871,265
31,976	PBF Energy, Inc., Class A	1,073,754
20,533	Phillips 66	1,935,646
23,530	Valero Energy Corp.	2,133,230

		10,256,718

	Total Common Stocks & Other Equity Interests (Cost $49,929,102)	40,097,450

	Money Market Funds—0.2%
96,102	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $96,102)	96,102

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $50,025,204)—100.3%	40,193,552

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.3%
90,736	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	90,736

Number of Shares		Value
	Money Market Funds (continued)
30,236	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	$30,245

	Total Money Market Funds (Cost $120,981)	120,981

	Total Investments in Securities (Cost $50,146,185)—100.6%	40,314,533
	Other assets less liabilities—(0.6)%	(236,278)

	Net Assets—100.0%	$40,078,255

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Schedule of Investments(a)

Invesco Dynamic Food & Beverage ETF (PBJ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Agricultural Products—7.6%
80,977	Archer—Daniels—Midland Co.	$3,611,574
85,545	Darling Ingredients, Inc.(b)	1,865,737

		5,477,311

	Food Distributors—10.2%
50,984	Andersons, Inc. (The)	1,667,177
58,759	Chefs’ Warehouse, Inc. (The)(b)	1,920,244
48,336	Performance Food Group Co.(b)	1,979,359
107,877	SpartanNash Co.	1,744,371

		7,311,151

	Food Retail—8.9%
120,616	Kroger Co. (The)	3,109,480
80,734	Sprouts Farmers Market, Inc.(b)	1,729,322
36,132	Weis Markets, Inc.	1,519,351

		6,358,153

	Packaged Foods & Meats—40.1%
69,231	B&G Foods, Inc.(c)	1,800,006
89,538	Flowers Foods, Inc.	1,946,556
47,542	Freshpet, Inc.(b)	2,123,226
16,909	Hershey Co. (The)	2,111,089
82,096	Hormel Foods Corp.	3,278,914
26,490	Lamb Weston Holdings, Inc.	1,855,624
11,683	Lancaster Colony Corp.	1,737,379
14,057	McCormick & Co., Inc.	2,164,356
71,209	Mondelez International, Inc., Class A	3,620,978
18,333	Post Holdings, Inc.(b)	2,067,596
91,946	Simply Good Foods Co. (The)(b)	2,065,107
51,317	Tootsie Roll Industries, Inc.	1,992,639
30,911	TreeHouse Foods, Inc.(b)	2,070,419

		28,833,889

	Restaurants—16.3%
3,128	Chipotle Mexican Grill, Inc.(b)	2,152,189
48,758	Starbucks Corp.	3,787,521
105,813	Wendy’s Co. (The)	1,969,180
36,332	Yum! Brands, Inc.	3,792,698

		11,701,588

	Soft Drinks—16.8%
8,292	Coca—Cola Bottling Co. Consolidated, Inc.	2,695,149
75,168	Coca—Cola Co. (The)	3,687,742
40,315	Coca—Cola European Partners PLC (United Kingdom)	2,160,481
122,371	Keurig Dr Pepper, Inc.(c)	3,557,325

		12,100,697

	Total Common Stocks & Other Equity Interests (Cost $65,042,645)	71,782,789

Number of Shares		Value
	Money Market Funds—0.3%
186,032	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $186,032)	$186,032

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $65,228,677)—100.2%	71,968,821

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—6.1%
3,313,533	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	3,313,533
1,104,180	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,104,511

	Total Money Market Funds (Cost $4,418,044)	4,418,044

	Total Investments in Securities (Cost $69,646,721)—106.3%	76,386,865

	Other assets less liabilities—(6.3)%	(4,555,967)

	Net Assets—100.0%	$71,830,898

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Schedule of Investments(a)

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests–100.0%
	Airlines—17.8%
29,466	Alaska Air Group, Inc.	$1,823,945
58,429	Hawaiian Holdings, Inc.	1,648,282
62,524	Southwest Airlines Co.	3,390,677
31,088	Spirit Airlines, Inc.(b)	1,690,565
38,223	United Continental Holdings, Inc.(b)	3,396,496

		11,949,965

	Broadcasting—6.9%
29,059	AMC Networks, Inc., Class A(b)	1,697,336
523,221	Central European Media Enterprises Ltd., Class A (Czech Republic)(b)	2,071,955
22,317	Fox Corp., Class A(b)	870,140

		4,639,431

	Food Distributors—2.9%
47,614	Performance Food Group Co.(b)	1,949,793

	Interactive Media & Services—2.5%
116,564	Liberty TripAdvisor Holdings, Inc., Series A(b)	1,718,153

	Internet & Direct Marketing Retail—5.1%
26,508	Expedia Group, Inc.	3,441,799

	Leisure Facilities—2.9%
35,750	Cedar Fair, L.P.	1,929,428

	Movies & Entertainment—31.3%
135,197	AMC Entertainment Holdings, Inc.(c)	2,049,587
50,195	Cinemark Holdings, Inc.	2,110,700
33,152	Live Nation Entertainment, Inc.(b)	2,166,152
6,278	Madison Square Garden Co. (The), Class A(b)	1,961,498
92,564	Manchester United PLC, Class A (United Kingdom)(c)	1,824,437
44,739	Marcus Corp. (The)	1,683,081
63,453	Viacom, Inc., Class B	1,834,426
40,865	Walt Disney Co. (The)	5,597,279
21,418	World Wrestling Entertainment, Inc., Class A	1,795,899

		21,023,059

	Restaurants—30.6%
84,306	Bloomin’ Brands, Inc.	1,685,277
42,191	Brinker International, Inc.	1,804,509
5,648	Chipotle Mexican Grill, Inc.(b)	3,886,050
10,787	Cracker Barrel Old Country Store, Inc.	1,820,198
16,671	Darden Restaurants, Inc.	1,960,510
48,030	Starbucks Corp.	3,730,970
104,232	Wendy’s Co. (The)	1,939,758
35,790	Yum! Brands, Inc.	3,736,118

		20,563,390

	Total Common Stocks & Other Equity Interests (Cost $64,017,398)	67,215,018

Number of Shares		Value
	Money Market Funds—0.2%
124,448	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $124,448)	$124,448

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $64,141,846)—100.2%	67,339,466

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—2.0%
1,004,340	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	1,004,340
334,679	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	334,780

	Total Money Market Funds (Cost $1,339,120)	1,339,120

	Total Investments in Securities (Cost $65,480,966)—102.2%	68,678,586

	Other assets less liabilities—(2.2)%	(1,477,512)

	Net Assets—100.0%	$67,201,074

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Schedule of Investments(a)

Invesco Dynamic Media ETF (PBS)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Advertising—5.3%
97,718	Interpublic Group of Cos., Inc. (The)	$2,247,514
30,540	Omnicom Group, Inc.	2,444,116

		4,691,630

	Broadcasting—30.5%
35,892	AMC Networks, Inc., Class A(b)	2,096,452
82,364	CBS Corp., Class B	4,222,802
646,215	Central European Media Enterprises Ltd., Class A (Czech Republic)(b)	2,559,011
115,827	E.W. Scripps Co. (The), Class A	2,639,697
27,558	Fox Corp., Class A(b)	1,074,486
126,736	Gray Television, Inc.(b)	2,969,425
25,185	Nexstar Media Group, Inc., Class A	2,947,904
69,528	Sinclair Broadcast Group, Inc., Class A	3,183,687
185,231	TEGNA, Inc.	2,948,878
49,269	Tribune Media Co., Class A	2,276,228

		26,918,570

	Cable & Satellite—4.5%
689,788	Sirius XM Holdings, Inc.(c)	4,007,668

	Interactive Media & Services—27.0%
3,805	Alphabet, Inc., Class A(b)	4,562,043
141,032	ANGI Homeservices, Inc., Class A(b)	2,451,136
92,465	Care.com, Inc.(b)	1,548,789
26,207	Facebook, Inc., Class A(b)	5,068,434
10,544	IAC/InterActiveCorp.(b)	2,370,713
40,327	Match Group, Inc.	2,435,751
136,340	Twitter, Inc.(b)	5,441,329

		23,878,195

	Movies & Entertainment—22.9%
74,299	Liberty Media Corp.—Liberty Formula One, Class A(b)	2,805,530
149,028	Lions Gate Entertainment Corp., Class A	2,174,319
28,241	Spotify Technology S.A.(b)	3,834,281
78,373	Viacom, Inc., Class B	2,265,763
50,530	Walt Disney Co. (The)	6,921,094
26,455	World Wrestling Entertainment, Inc., Class A	2,218,252

		20,219,239

	Publishing—9.9%
214,599	Gannett Co., Inc.	2,002,208
71,198	New York Times Co. (The), Class A	2,360,214
178,716	News Corp., Class A	2,219,653
53,650	Scholastic Corp.	2,139,562

		8,721,637

	Total Common Stocks & Other Equity Interests (Cost $82,250,116)	88,436,939

Number of Shares		Value
	Money Market Funds—0.1%
57,302	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $57,302)	$57,302

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $82,307,418)—100.2%	88,494,241

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.3%
860,884	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	860,884
286,875	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	286,961

	Total Money Market Funds (Cost $1,147,845)	1,147,845

	Total Investments in Securities (Cost $83,455,263)—101.5%	89,642,086

	Other assets less liabilities—(1.5)%	(1,293,866)

	Net Assets—100.0%	$88,348,220

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Schedule of Investments(a)

Invesco Dynamic Networking ETF (PXQ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Application Software—5.0%
24,245	Citrix Systems, Inc.	$2,447,775
24,790	New Relic, Inc.(b)	2,608,900

		5,056,675

	Communications Equipment—35.8%
17,251	Arista Networks, Inc.(b)	5,387,315
60,102	Ciena Corp.(b)	2,305,513
94,442	Cisco Systems, Inc.	5,284,030
14,987	F5 Networks, Inc.(b)	2,351,460
106,366	Finisar Corp.(b)	2,564,484
36,366	InterDigital, Inc.	2,377,973
93,441	Juniper Networks, Inc.	2,594,856
33,720	Motorola Solutions, Inc.	4,886,365
91,990	NetScout Systems, Inc.(b)	2,704,506
103,765	Radware Ltd. (Israel)(b)	2,707,229
17,867	Ubiquiti Networks, Inc.	3,045,430

		36,209,161

	Consumer Electronics—2.6%
30,882	Garmin Ltd.	2,647,823

	Internet Services & Infrastructure—3.2%
31,013	Okta, Inc.(b)	3,226,282

	Semiconductor Equipment—2.7%
108,588	Xperi Corp.	2,698,412

	Semiconductors—7.6%
89,140	QUALCOMM, Inc.	7,677,628

	Systems Software—43.1%
38,507	Check Point Software Technologies Ltd. (Israel)(b)	4,650,105
24,453	CyberArk Software Ltd. (Israel)(b)	3,152,725
30,124	Fortinet, Inc.(b)	2,814,184
20,632	Palo Alto Networks, Inc.(b)	5,133,861
30,179	Qualys, Inc.(b)	2,723,957
55,684	Rapid7, Inc.(b)	3,025,869
83,509	SailPoint Technologies Holding, Inc.(b)	2,359,964
124,101	SecureWorks Corp., Class A(b)(c)	2,410,041
208,884	Symantec Corp.	5,057,082
87,319	Tenable Holdings, Inc.(b)	3,134,752
27,323	VMware, Inc., Class A	5,577,444
51,244	Zscaler, Inc.(b)	3,500,478

		43,540,462

	Total Common Stocks & Other Equity Interests (Cost $85,189,067)	101,056,443

	Money Market Funds—0.1%
149,027	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $149,027)	149,027

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $85,338,094)—100.1%	101,205,470

Number of Shares		Value
	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.7%
1,275,053	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	$1,275,053
424,891	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	425,018

	Total Money Market Funds (Cost $1,700,071)	1,700,071

	Total Investments in Securities (Cost $87,038,165)—101.8%	102,905,541

	Other assets less liabilities—(1.8)%	(1,854,955)

	Net Assets—100.0%	$101,050,586

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

Israel	10.4%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

Invesco Dynamic Oil & Gas Services ETF (PXJ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Oil & Gas Drilling—25.0%
48,042	Diamond Offshore Drilling, Inc.(b)(c)	$466,488
55,031	Ensco Rowan PLC, Class A	768,783
16,518	Helmerich & Payne, Inc.	966,633
159,934	Noble Corp. PLC(b)	420,626
66,072	Patterson-UTI Energy, Inc.	897,919
107,972	Transocean Ltd.(b)	848,660

		4,369,109

	Oil & Gas Equipment & Services—75.1%
12,446	Apergy Corp.	493,982
48,838	Archrock, Inc.	493,752
34,936	Baker Hughes, a GE Co., Class A	839,163
28,281	C&J Energy Services, Inc.(b)	397,348
13,791	Cactus, Inc., Class A(b)	500,613
13,406	Dril-Quip, Inc.(b)	583,965
47,182	FTS International, Inc.(b)	488,334
29,247	Halliburton Co.	828,568
69,142	Helix Energy Solutions Group, Inc.(b)	540,690
45,344	Keane Group, Inc.(b)	475,659
29,639	Liberty Oilfield Services, Inc., Class A(c)	441,917
21,420	Mammoth Energy Services, Inc.	333,938
65,955	McDermott International, Inc.(b)	533,576
31,910	National Oilwell Varco, Inc.	834,127
53,828	Newpark Resources, Inc.(b)	392,944
19,740	Nine Energy Service, Inc.(b)	397,366
28,250	Oil States International, Inc.(b)	545,790
27,340	ProPetro Holding Corp.(b)	605,034
46,481	RPC, Inc.(c)	478,290
20,523	Schlumberger Ltd.	875,922
51,983	Select Energy Services, Inc., Class A(b)	598,844
40,520	TechnipFMC PLC (United Kingdom)	996,387
21,634	Tidewater, Inc.(b)	486,765

		13,162,974

	Total Common Stocks & Other Equity Interests (Cost $23,076,105)	17,532,083

	Money Market Funds—0.7%
112,339	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $112,339)	112,339

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $23,188,444)—100.8%	17,644,422

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—5.4%
714,857	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	714,857

Number of Shares		Value
	Money Market Funds (continued)
238,214	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	$238,286

	Total Money Market Funds (Cost $953,143)	953,143

	Total Investments in Securities (Cost $24,141,587)—106.2%	18,597,565

	Other assets less liabilities—(6.2)%	(1,078,557)

	Net Assets—100.0%	$17,519,008

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Schedule of Investments(a)

Invesco Dynamic Pharmaceuticals ETF (PJP)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Biotechnology—27.0%
93,470	Alexion Pharmaceuticals, Inc.(b)	$12,724,071
117,831	Amgen, Inc.	21,129,455
68,055	Biogen, Inc.(b)	15,600,928
134,489	Celgene Corp.(b)	12,730,729
187,105	Emergent BioSolutions, Inc.(b)	9,669,587
121,630	Enanta Pharmaceuticals, Inc.(b)	10,604,920
28,481	Regeneron Pharmaceuticals, Inc.(b)	9,772,970
101,883	United Therapeutics Corp.(b)	10,450,139
595,227	Vanda Pharmaceuticals, Inc.(b)	9,696,248

		112,379,047

	Health Care Equipment—5.5%
290,893	Abbott Laboratories	23,143,447

	Pharmaceuticals—67.5%
87,280	Allergan PLC	12,830,160
492,861	Amphastar Pharmaceuticals, Inc.(b)	10,640,869
507,117	Bausch Health Cos. Inc.(b)	11,709,332
436,022	Bristol-Myers Squibb Co.	20,244,500
1,075,054	Corcept Therapeutics, Inc.(b)(c)	13,309,169
178,110	Eli Lilly and Co.	20,845,994
1,153,035	Endo International PLC(b)	8,647,762
561,318	Horizon Pharma PLC(b)	14,330,449
800,696	Innoviva, Inc.(b)	11,233,765
95,218	Jazz Pharmaceuticals PLC(b)	12,356,440
161,405	Johnson & Johnson	22,790,386
581,010	Mallinckrodt PLC(b)	8,982,415
273,801	Merck & Co., Inc.	21,550,877
383,849	Mylan N.V.(b)	10,360,084
300,995	Pacira BioSciences, Inc.(b)	11,985,621
246,739	Perrigo Co. PLC	11,823,733
518,691	Pfizer, Inc.	21,064,041
411,828	Prestige Consumer Healthcare, Inc.(b)	12,115,980
325,482	Supernus Pharmaceuticals, Inc.(b)	11,954,954
116,113	Taro Pharmaceutical Industries Ltd.	12,471,697

		281,248,228

	Total Common Stocks & Other Equity Interests (Cost $405,273,840)	416,770,722

	Money Market Funds—0.0%
59,262	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $59,262)	59,262

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $405,333,102)—100.0%	416,829,984

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.2%
564,992	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	564,992

Number of Shares		Value
	Money Market Funds (continued)
188,274	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	$188,331

	Total Money Market Funds (Cost $753,323)	753,323

	Total Investments in Securities (Cost $406,086,425)—100.2%	417,583,307

	Other assets less liabilities—(0.2)%	(992,711)

	Net Assets—100.0%	$416,590,596

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

Invesco Dynamic Retail ETF (PMR)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Apparel Retail—21.5%
10,053	Abercrombie & Fitch Co., Class A	$300,484
7,288	Boot Barn Holdings, Inc.(b)	209,822
1,235	Burlington Stores, Inc.(b)	208,604
7,206	Designer Brands Inc., Class A	160,333
3,356	Foot Locker, Inc.	191,997
4,394	Genesco, Inc.(b)	196,895
3,947	Ross Stores, Inc.	385,464

		1,653,599

	Apparel, Accessories & Luxury Goods—5.7%
2,493	lululemon athletica, Inc.(b)	439,641

	Automotive Retail—13.2%
2,836	Asbury Automotive Group, Inc.(b)	227,391
407	AutoZone, Inc.(b)	418,522
971	O’Reilly Automotive, Inc.(b)	367,591

		1,013,504

	Computer & Electronics Retail—3.6%
11,174	Rent-A-Center, Inc.(b)	278,568

	Department Stores—2.9%
3,087	Kohl’s Corp.	219,486

	Distributors—2.4%
1,833	Genuine Parts Co.	187,956

	Food Retail—8.9%
12,915	Kroger Co. (The)	332,949
8,646	Sprouts Farmers Market, Inc.(b)	185,197
3,870	Weis Markets, Inc.	162,733

		680,879

	General Merchandise Stores—5.1%
3,117	Dollar General Corp.	393,022
	Home Improvement Retail—5.1%
1,924	Home Depot, Inc. (The)	391,919
	Homefurnishing Retail—4.6%
3,716	Aaron’s, Inc.	206,944
1,402	RH(b)(c)	149,607

		356,551

	Hypermarkets & Super Centers—10.4%
7,899	BJs Wholesale Club Holdings, Inc.(b)	223,937
3,229	PriceSmart, Inc.	193,126
3,714	Walmart, Inc.	381,948

		799,011

	Internet & Direct Marketing Retail—6.5%
11,525	1-800-Flowers.com, Inc., Class A(b)	245,367
3,798	Etsy, Inc.(b)	256,517

		501,884

	Specialty Stores—10.2%
5,316	Dick’s Sporting Goods, Inc.	196,692
1,553	Five Below, Inc.(b)	227,344
59,750	Office Depot, Inc.	143,400
2,076	Tractor Supply Co.	214,866

		782,302

	Total Common Stocks & Other Equity Interests (Cost $7,005,994)	7,698,322

Number of Shares		Value
	Money Market Funds—1.2%
94,221	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $94,221)	$94,221

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $7,100,215)—101.3%	7,792,543

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.8%
103,639	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	103,639
34,746	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	34,757

	Total Money Market Funds (Cost $138,396)	138,396

	Total Investments in Securities (Cost $7,238,611)—103.1%	7,930,939

	Other assets less liabilities—(3.1)%	(234,946)

	Net Assets—100.0%	$7,695,993

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

Invesco Dynamic Semiconductors ETF (PSI)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Electronic Components—5.2%
315,038	Knowles Corp.(b)	$5,947,917
230,471	Vishay Intertechnology, Inc.	4,565,631

		10,513,548

	Semiconductor Equipment—23.7%
548,787	Amkor Technology, Inc.(b)	4,972,010
276,317	Cohu, Inc.	4,097,781
318,959	FormFactor, Inc.(b)	6,044,273
45,364	KLA-Tencor Corp.	5,783,003
219,514	Kulicke & Soffa Industries, Inc. (Singapore)	5,108,091
52,551	Lam Research Corp.	10,900,654
488,625	Photronics, Inc.(b)	4,563,757
124,712	Teradyne, Inc.	6,110,888

		47,580,457

	Semiconductors—71.1%
214,285	Advanced Micro Devices, Inc.(b)	5,920,695
129,110	Ambarella, Inc.(b)	6,470,993
89,258	Analog Devices, Inc.	10,375,350
33,449	Broadcom, Inc.	10,650,162
130,392	Cirrus Logic, Inc.(b)	6,204,051
98,990	Cree, Inc.(b)	6,542,249
124,895	Diodes, Inc.(b)	4,548,676
119,535	Inphi Corp.(b)	5,457,968
182,787	Intel Corp.	9,329,449
432,911	Lattice Semiconductor Corp.(b)	5,606,197
92,756	Maxim Integrated Products, Inc.	5,565,360
221,603	MaxLinear, Inc.(b)	5,963,337
226,271	Micron Technology, Inc.(b)	9,516,958
228,213	ON Semiconductor Corp.(b)	5,262,592
179,505	QUALCOMM, Inc.	15,460,766
93,705	Semtech Corp.(b)	5,047,888
124,621	Synaptics, Inc.(b)	4,694,473
88,119	Texas Instruments, Inc.	10,383,062
78,795	Xilinx, Inc.	9,466,431

		142,466,657

	Total Common Stocks & Other Equity Interests (Cost $171,277,138)	200,560,662

	Money Market Funds—0.1%
155,934	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $155,934)	155,934

	Total Investments in Securities (Cost $171,433,072)—100.1%	200,716,596

	Other assets less liabilities—(0.1)%	(293,613)

	Net Assets—100.0%	$200,422,983

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

Invesco Dynamic Software ETF (PSJ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Alternative Carriers—3.5%
204,849	Bandwidth, Inc., Class A(b)	$15,449,712

	Application Software—47.8%
341,631	ACI Worldwide, Inc.(b)	12,134,733
166,617	Alarm.com Holdings, Inc.(b)	11,809,813
148,783	Alteryx, Inc., Class A(b)(c)	13,188,125
190,443	Atlassian Corp. PLC, Class A(b)	20,977,296
183,813	Benefitfocus, Inc.(b)	7,486,703
354,200	Cadence Design Systems, Inc.(b)	24,574,396
101,944	Citrix Systems, Inc.	10,292,266
115,994	Coupa Software, Inc.(b)	11,985,660
43,602	Fair Isaac Corp.(b)	12,197,660
64,767	HubSpot, Inc.(b)	11,948,864
83,485	Intuit, Inc.	20,959,744
198,070	Manhattan Associates, Inc.(b)	13,359,822
98,407	SPS Commerce, Inc.(b)	10,208,742
71,129	Trade Desk, Inc. (The), Class A(b)	15,753,651
203,723	Verint Systems, Inc.(b)	12,302,832

		209,180,307

	Health Care Technology—10.0%
342,879	Cerner Corp.(b)	22,784,310
387,105	HealthStream, Inc.(b)	10,134,409
580,450	NextGen Healthcare, Inc.(b)	10,906,655

		43,825,374

	Interactive Home Entertainment—13.6%
468,321	Activision Blizzard, Inc.	22,577,756
1,176,195	Glu Mobile, Inc.(b)	12,867,573
122,201	Take-Two Interactive Software, Inc.(b)	11,832,723
2,157,947	Zynga, Inc., Class A(b)	12,213,980

		59,492,032

	IT Consulting & Other Services—2.8%
206,993	LiveRamp Holdings, Inc.(b)	12,073,902

	Systems Software—22.3%
102,828	CyberArk Software Ltd. (Israel)(b)	13,257,614
376,565	Oracle Corp.	20,835,341
107,287	Red Hat, Inc.(b)	19,583,096
521,865	SecureWorks Corp., Class A(b)(c)	10,134,618
82,081	Tableau Software, Inc., Class A(b)	9,998,287
114,900	VMware, Inc., Class A	23,454,537

		97,263,493

	Total Common Stocks & Other Equity Interests (Cost $376,821,720)	437,284,820

Number of Shares		Value
	Money Market Funds—0.0%
143,208	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $143,208)	$143,208

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $376,964,928)–100.0%	437,428,028

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—3.3%
10,756,766	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	10,756,766
3,584,513	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	3,585,589

	Total Money Market Funds (Cost $14,342,355)	14,342,355

	Total Investments in Securities (Cost $391,307,283)—103.3%	451,770,383

	Other assets less liabilities—(3.3)%	(14,527,454)

	Net Assets—100.0%	$437,242,929

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Statements of Assets and Liabilities

April 30, 2019

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Assets:
Unaffiliated investments in securities, at value(a)	$248,276,288	$118,606,076	$40,097,450	$71,782,789
Affiliated investments in securities, at value	7,343,624	255,728	217,083	4,604,076
Receivable for:
Dividends	255	25,944	8,480	19,572
Securities lending	936	33	72	3,336
Investments sold	—	1,485,694	—	—
Expenses absorbed	—	—	—	—

Total assets	255,621,103	120,373,475	40,323,085	76,409,773

Liabilities:
Payable for:
Collateral upon return of securities loaned	7,273,767	—	120,981	4,418,044
Fund shares repurchased	—	1,486,085	—	—
Expenses recaptured	—	—	—	—
Accrued advisory fees	111,491	48,132	15,022	28,941
Accrued trustees’ and officer’s fees	56,825	38,581	39,873	46,761
Accrued expenses	151,929	161,472	68,954	85,129

Total liabilities	7,594,012	1,734,270	244,830	4,578,875

Net Assets	$248,027,091	$118,639,205	$40,078,255	$71,830,898

Net assets consist of:
Shares of beneficial interest	$434,481,876	$178,096,052	$154,278,084	$142,158,667
Distributable earnings	(186,454,785)	(59,456,847)	(114,199,829)	(70,327,769)

Net Assets	$248,027,091	$118,639,205	$40,078,255	$71,830,898

Shares outstanding (unlimited amount authorized, $0.01 par value)	4,750,000	3,950,000	2,050,000	2,100,000
Net asset value	$52.22	$30.04	$19.55	$34.21

Market price	$52.22	$30.05	$19.57	$34.19

Unaffiliated investments in securities, at cost	$243,689,553	$109,005,237	$49,929,102	$65,042,645

Affiliated investments in securities, at cost	$7,343,624	$255,728	$217,083	$4,604,076

(a) Includes securities on loan with an aggregate value of	$6,965,669	$—	$108,272	$4,386,865

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Retail ETF (PMR)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)

$67,215,018	$88,436,939	$101,056,443	$17,532,083	$416,770,722	$7,698,322	$200,560,662	$437,284,820
1,463,568	1,205,147	1,849,098	1,065,482	812,585	232,617	155,934	14,485,563

34,798	8,197	667	203	278,245	1,444	644	160,261
333	97	1,843	253	148	35	5	5,504
—	—	—	—	—	—	—	—
—	—	—	—	—	1,037	—	—

68,713,717	89,650,380	102,908,051	18,598,021	417,861,700	7,933,455	200,717,245	451,936,148

1,339,120	1,147,845	1,700,071	953,143	753,323	138,396	—	14,342,355
—	—	—	—	—	—	—	—
2,825	—	—	—	—	—	—	—
27,251	30,512	39,203	3,883	176,296	—	80,039	167,293
39,276	41,075	34,293	47,690	89,363	32,659	36,958	37,367
104,171	82,728	83,898	74,297	252,122	66,407	177,265	146,204

1,512,643	1,302,160	1,857,465	1,079,013	1,271,104	237,462	294,262	14,693,219

$67,201,074	$88,348,220	$101,050,586	$17,519,008	$416,590,596	$7,695,993	$200,422,983	$437,242,929

$131,681,432	$159,722,849	$124,222,874	$117,636,570	$780,661,769	$28,294,260	$210,621,302	$403,517,628
(64,480,358)	(71,374,629)	(23,172,288)	(100,117,562)	(364,071,173)	(20,598,267)	(10,198,319)	33,725,301

$67,201,074	$88,348,220	$101,050,586	$17,519,008	$416,590,596	$7,695,993	$200,422,983	$437,242,929

1,500,000	2,550,000	1,600,000	2,550,000	6,650,000	200,000	3,450,000	4,550,000
$44.80	$34.65	$63.16	$6.87	$62.65	$38.48	$58.09	$96.10

$44.78	$34.65	$63.14	$6.87	$62.64	$38.47	$58.04	$96.13

$64,017,398	$82,250,116	$85,189,067	$23,076,105	$405,273,840	$7,005,994	$171,277,138	$376,821,720

$1,463,568	$1,205,147	$1,849,098	$1,065,482	$812,585	$232,617	$155,934	$14,485,563

$1,269,952	$1,111,488	$1,700,395	$869,901	$731,461	$134,561	$—	$14,170,899

41

Statements of Operations

For the year ended April 30, 2019

	Invesco Dynamic Biotechnology & Genome ETF (PBE)	Invesco Dynamic Building & Construction ETF (PKB)	Invesco Dynamic Energy Exploration & Production ETF (PXE)	Invesco Dynamic Food & Beverage ETF (PBJ)
Investment income:
Unaffiliated dividend income	$668,374	$1,825,286	$1,083,359	$1,221,638
Affiliated dividend income	5,031	4,198	1,766	2,673
Securities lending income	88,089	2,307	28,229	10,307
Foreign witholding tax	—	—	—	—

Total investment income	761,494	1,831,791	1,113,354	1,234,618

Expenses:
Advisory fees	1,372,674	878,742	383,290	367,527
Sub-licensing fees	82,359	52,724	23,061	22,051
Accounting & administration fees	41,481	46,047	28,280	30,397
Professional fees	24,476	24,775	24,131	23,394
Custodian & transfer agent fees	7,145	4,260	4,226	4,688
Trustees’ and officer’s fees	10,075	8,951	7,521	7,801
Listing fee and expenses	9,000	7,000	7,000	9,000
Recapture (Note 3)	—	—	—	—
Other expenses	24,476	30,416	12,521	14,249

Total expenses	1,571,686	1,052,915	490,030	479,107

Less: Waivers	(452)	(380)	(7,210)	(16,236)

Net expenses	1,571,234	1,052,535	482,820	462,871

Net investment income (loss)	(809,740)	779,256	630,534	771,747

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(14,154,814)	(29,290,969)	(11,534,964)	(7,415,923)
In-kind redemptions	35,596,712	17,920,626	6,156,137	5,995,794

Net realized gain (loss)	21,441,898	(11,370,343)	(5,378,827)	(1,420,129)

Change in unrealized appreciation (depreciation) on investment securities	(6,492,275)	2,686,239	(18,782,093)	3,677,368

Net realized and unrealized gain (loss)	14,949,623	(8,684,104)	(24,160,920)	2,257,239

Net increase (decrease) in net assets resulting from operations	$14,139,883	$(7,904,848)	$(23,530,386)	$3,028,986

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco Dynamic Leisure and Entertainment ETF (PEJ)	Invesco Dynamic Media ETF (PBS)	Invesco Dynamic Networking ETF (PXQ)	Invesco Dynamic Oil & Gas Services ETF (PXJ)	Invesco Dynamic Pharmaceuticals ETF (PJP)	Invesco Dynamic Retail ETF (PMR)	Invesco Dynamic Semiconductors ETF (PSI)	Invesco Dynamic Software ETF (PSJ)

$1,233,348	$634,910	$1,120,865	$261,968	$8,435,613	$166,857	$3,186,947	$832,655
3,558	1,924	3,102	1,953	6,685	1,551	5,850	2,810
1,253	29,842	132,331	40,535	92,755	4,532	38	17,277
—	(937)	—	(2,849)	(305,086)	—	(4,086)	—

1,238,159	665,739	1,256,298	301,607	8,229,967	172,940	3,188,749	852,742

590,580	297,365	341,513	135,932	2,589,176	50,353	1,210,781	1,370,219
35,434	17,841	20,548	8,179	155,348	3,030	72,646	82,212
32,134	28,707	29,005	26,887	63,684	25,445	49,012	34,898
24,464	24,287	23,412	24,244	27,623	23,020	26,950	25,714
3,214	3,448	2,703	3,972	6,811	2,279	5,209	4,224
7,994	7,424	7,244	7,444	14,153	6,623	9,502	8,837
8,000	9,001	7,000	7,001	7,001	7,000	7,000	7,000
17,051	—	—	—	—	—	—	30,484
24,035	11,201	8,989	11,163	55,002	6,812	32,366	18,150

742,906	399,274	440,414	224,822	2,918,798	124,562	1,413,466	1,581,738

(275)	(24,788)	(10,342)	(53,706)	(574)	(61,246)	(545)	(234)

742,631	374,486	430,072	171,116	2,918,224	63,316	1,412,921	1,581,504

495,528	291,253	826,226	130,491	5,311,743	109,624	1,775,828	(728,762)

(18,549,397)	(4,067,487)	(3,870,037)	(4,012,536)	(43,459,102)	(998,240)	(19,029,682)	(8,071,162)
14,624,403	7,088,277	6,389,256	1,740,735	57,113,782	1,659,543	46,459,188	40,227,087

(3,924,994)	3,020,790	2,519,219	(2,271,801)	13,654,680	661,303	27,429,506	32,155,925

(1,778,186)	5,886,119	11,758,442	(6,350,850)	710,432	(121,819)	8,851,111	44,624,284

(5,703,180)	8,906,909	14,277,661	(8,622,651)	14,365,112	539,484	36,280,617	76,780,209

$(5,207,652)	$9,198,162	$15,103,887	$(8,492,160)	$19,676,855	$649,108	$38,056,445	$76,051,447

43

Statements of Changes in Net Assets

For the years ended April 30, 2019 and 2018

	Invesco Dynamic Biotechnology & Genome ETF (PBE)		Invesco Dynamic Building & Construction ETF (PKB)
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$(809,740)	$24,053	$779,256	$807,257
Net realized gain (loss)	21,441,898	26,250,205	(11,370,343)	18,908,111
Change in net unrealized appreciation (depreciation)	(6,492,275)	107,003	2,686,239	(11,339,416)

Net increase (decrease) in net assets resulting from operations	14,139,883	26,381,261	(7,904,848)	8,375,952

Distributions to Shareholders from:
Distributable earnings	(11,178)	(1,130,430)	(854,627)	(648,374)

Shareholder Transactions:
Proceeds from shares sold	182,767,340	226,021,644	124,857,662	266,345,013
Value of shares repurchased	(181,778,588)	(248,993,669)	(277,968,568)	(311,558,068)

Net increase (decrease) in net assets resulting from share transactions	988,752	(22,972,025)	(153,110,906)	(45,213,055)

Net increase (decrease) in net assets	15,117,457	2,278,806	(161,870,381)	(37,485,477)

Net assets:
Beginning of year	232,909,634	230,630,828	280,509,586	317,995,063

End of year	$248,027,091	$232,909,634	$118,639,205	$280,509,586

Changes in Shares Outstanding:
Shares sold	3,250,000	4,850,000	4,100,000	8,600,000
Shares repurchased	(3,350,000)	(5,350,000)	(9,400,000)	(10,100,000)
Shares outstanding, beginning of year	4,850,000	5,350,000	9,250,000	10,750,000

Shares outstanding, end of year	4,750,000	4,850,000	3,950,000	9,250,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco Dynamic Energy Exploration & Production ETF (PXE)		Invesco Dynamic Food & Beverage ETF (PBJ)		Invesco Dynamic Leisure and Entertainment ETF (PEJ)		Invesco Dynamic Media ETF (PBS)
2019	2018	2019	2018	2019	2018	2019	2018

$630,534	$686,824	$771,747	$1,305,092	$495,528	$1,094,495	$291,253	$415,409
(5,378,827)	(641,209)	(1,420,129)	2,502,856	(3,924,994)	10,028,747	3,020,790	10,279,831
(18,782,093)	8,853,996	3,677,368	(7,627,941)	(1,778,186)	(3,728,215)	5,886,119	(10,563,667)

(23,530,386)	8,899,611	3,028,986	(3,819,993)	(5,207,652)	7,395,027	9,198,162	131,573

(706,116)	(989,971)	(759,871)	(1,168,900)	(634,213)	(1,074,686)	(415,501)	(441,052)

101,184,657	11,685,116	40,972,298	67,548,108	150,611,248	160,291,665	84,195,471	77,802,968
(86,194,334)	(26,030,817)	(50,142,813)	(130,647,859)	(194,292,631)	(194,789,227)	(52,710,381)	(177,643,376)

14,990,323	(14,345,701)	(9,170,515)	(63,099,751)	(43,681,383)	(34,497,562)	31,485,090	(99,840,408)

(9,246,179)	(6,436,061)	(6,901,400)	(68,088,644)	(49,523,248)	(28,177,221)	40,267,751	(100,149,887)

49,324,434	55,760,495	78,732,298	146,820,942	116,724,322	144,901,543	48,080,469	148,230,356

$40,078,255	$49,324,434	$71,830,898	$78,732,298	$67,201,074	$116,724,322	$88,348,220	$48,080,469

3,800,000	550,000	1,250,000	2,050,000	3,250,000	3,700,000	2,600,000	2,750,000
(3,800,000)	(1,250,000)	(1,550,000)	(4,000,000)	(4,350,000)	(4,550,000)	(1,700,000)	(6,400,000)
2,050,000	2,750,000	2,400,000	4,350,000	2,600,000	3,450,000	1,650,000	5,300,000

2,050,000	2,050,000	2,100,000	2,400,000	1,500,000	2,600,000	2,550,000	1,650,000

45

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2019 and 2018

	Invesco Dynamic Networking ETF (PXQ)		Invesco Dynamic Oil & Gas Services ETF (PXJ)
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$826,226	$129,605	$130,491	$947,139
Net realized gain (loss)	2,519,219	3,519,092	(2,271,801)	(9,243,310)
Change in net unrealized appreciation (depreciation)	11,758,442	915,872	(6,350,850)	5,874,538

Net increase (decrease) in net assets resulting from operations	15,103,887	4,564,569	(8,492,160)	(2,421,633)

Distributions to Shareholders from:
Distributable earnings	(851,255)	(178,729)	(193,273)	(971,048)

Shareholder Transactions:
Proceeds from shares sold	66,219,472	57,932,538	12,414,658	23,165,781
Value of shares repurchased	(39,512,641)	(28,372,339)	(24,037,714)	(15,119,177)

Net increase (decrease) in net assets resulting from share transactions	26,706,831	29,560,199	(11,623,056)	8,046,604

Net increase (decrease) in net assets	40,959,463	33,946,039	(20,308,489)	4,653,923

Net assets:
Beginning of year	60,091,123	26,145,084	37,827,497	33,173,574

End of year	$101,050,586	$60,091,123	$17,519,008	$37,827,497

Changes in Shares Outstanding:
Shares sold.	1,150,000	1,200,000	1,300,000	2,500,000
Shares repurchased	(750,000)	(600,000)	(2,650,000)	(1,700,000)
Shares outstanding, beginning of year	1,200,000	600,000	3,900,000	3,100,000

Shares outstanding, end of year	1,600,000	1,200,000	2,550,000	3,900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco Dynamic Pharmaceuticals ETF (PJP)		Invesco Dynamic Retail ETF (PMR)		Invesco Dynamic Semiconductors ETF (PSI)		Invesco Dynamic Software ETF (PSJ)
2019	2018	2019	2018	2019	2018	2019	2018

$5,311,743	$4,529,100	$109,624	$167,515	$1,775,828	$961,439	$(728,762)	$(547,930)
13,654,680	(47,449,544)	661,303	431,983	27,429,506	56,923,121	32,155,925	30,941,413
710,432	66,592,972	(121,819)	(64,005)	8,851,111	(24,043,339)	44,624,284	3,615,758

19,676,855	23,672,528	649,108	535,493	38,056,445	33,841,221	76,051,447	34,009,241

(5,380,286)	(4,756,214)	(122,169)	(163,669)	(1,907,533)	(720,638)	—	—

148,549,343	204,490,601	9,735,292	7,190,746	157,705,240	306,036,772	555,545,576	193,692,019
(272,009,569)	(462,561,133)	(13,565,783)	(10,991,661)	(308,886,292)	(259,401,020)	(350,138,139)	(173,462,585)

(123,460,226)	(258,070,532)	(3,830,491)	(3,800,915)	(151,181,052)	46,635,752	205,407,437	20,229,434

(109,163,657)	(239,154,218)	(3,303,552)	(3,429,091)	(115,032,140)	79,756,335	281,458,884	54,238,675

525,754,253	764,908,471	10,999,545	14,428,636	315,455,123	235,698,788	155,784,045	101,545,370

$416,590,596	$525,754,253	$7,695,993	$10,999,545	$200,422,983	$315,455,123	$437,242,929	$155,784,045

2,100,000	3,350,000	250,000	200,000	2,900,000	6,200,000	6,700,000	3,050,000
(4,000,000)	(7,400,000)	(350,000)	(300,000)	(5,900,000)	(5,300,000)	(4,350,000)	(2,750,000)
8,550,000	12,600,000	300,000	400,000	6,450,000	5,550,000	2,200,000	1,900,000

6,650,000	8,550,000	200,000	300,000	3,450,000	6,450,000	4,550,000	2,200,000

47

Financial Highlights

Invesco Dynamic Biotechnology & Genome ETF (PBE)

	Years Ended April 30,
	2019		2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$48.02		$43.11	$39.35	$52.98	$39.71
Net investment income (loss)(a)	(0.16)		0.00 (b)	0.33	0.50	0.34
Net realized and unrealized gain (loss) on investments	4.36		5.13	3.63	(13.56)	13.21
Total from investment operations	4.20		5.13	3.96	(13.06)	13.55
Distributions to shareholders from:
Net investment income	(0.00	)(c)	(0.22)	(0.20)	(0.57)	(0.28)
Net asset value at end of year	$52.22		$48.02	$43.11	$39.35	$52.98
Market price at end of year(d)	$52.22		$48.08	$43.13	$39.35	$52.95
Net Asset Value Total Return(e)	8.75%		11.94%	10.09%	(24.92)%	34.25%
Market Price Total Return(e)	8.62%		12.04%	10.15%	(24.88)%	34.28%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$248,027		$232,910	$230,631	$267,584	$511,262
Ratio to average net assets of:
Expenses, after Waivers	0.57%		0.59%	0.58%	0.58%	0.57%
Expenses, prior to Waivers	0.57%		0.59%	0.58%	0.58%	0.57%
Net investment income (loss), after Waivers	(0.29)%		0.01%	0.81%	1.00%	0.69%
Portfolio turnover rate(f)	117%		141%	69%	74%	95%

(a)	Based on average shares outstanding.
(b)	Amount represents less than $0.005.
(c)	Amount represents less than $(0.005).
(d)	The mean between the last bid and ask prices.
(e)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Building & Construction ETF (PKB)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$30.33	$29.58	$25.08	$22.99	$22.09
Net investment income(a)	0.13	0.08	0.07	0.04	0.03
Net realized and unrealized gain (loss) on investments	(0.29)	0.73	4.52	2.08	0.89
Total from investment operations	(0.16)	0.81	4.59	2.12	0.92
Distributions to shareholders from:
Net investment income	(0.13)	(0.06)	(0.09)	(0.03)	(0.02)
Net asset value at end of year	$30.04	$30.33	$29.58	$25.08	$22.99
Market price at end of year(b)	$30.05	$30.34	$29.60	$25.08	$22.98
Net Asset Value Total Return(c)	(0.47)%	2.73%	18.33%	9.21%	4.17%
Market Price Total Return(c)	(0.47)%	2.70%	18.41%	9.26%	4.08%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$118,639	$280,510	$317,995	$60,201	$55,177
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.58%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.60%	0.58%	0.63%	0.68%	0.65%
Net investment income, after Waivers	0.44%	0.24%	0.24%	0.18%	0.15%
Portfolio turnover rate(d)	148%	143%	129%	90%	96%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Financial Highlights (continued)

Invesco Dynamic Energy Exploration & Production ETF (PXE)

	Years Ended April 30,
	2019	2018	2017		2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$24.06	$20.28	$22.63		$31.78	$37.76
Net investment income(a)	0.20	0.28	0.24		0.51	0.39
Net realized and unrealized gain (loss) on investments	(4.48)	3.89	(1.15)		(9.04)	(5.84)
Total from investment operations	(4.28)	4.17	(0.91)		(8.53)	(5.45)
Distributions to shareholders from:
Net investment income	(0.23)	(0.39)	(1.44)		(0.62)	(0.53)
Net asset value at end of year	$19.55	$24.06	$20.28		$22.63	$31.78
Market price at end of year(b)	$19.57	$24.12	$20.28		$22.63	$31.77
Net Asset Value Total Return(c)	(17.84)%	21.00%	(3.96)%		(26.93)%	(14.51)%
Market Price Total Return(c)	(17.96)%	21.31%	(3.96)%		(26.91)%	(14.54)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$40,078	$49,324	$55,760		$74,682	$117,593
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.65%	0.80	%(d)	0.65%	0.64%
Expenses, prior to Waivers	0.64%	0.77%	0.88	%(d)	0.67%	0.64%
Net investment income, after Waivers	0.82%	1.37%	1.13%		2.09%	1.20%
Portfolio turnover rate(e)	110%	87%	91%		134%	140%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

Expenses, after Waivers and Expenses, prior to Waivers include state income taxes paid during the fiscal year ended April 30, 2017. Expenses, after Waivers and Expenses, prior to Waivers excluding the taxes paid are 0.63% and 0.71%, respectively.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Food & Beverage ETF (PBJ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$32.81	$33.75	$32.31	$31.45	$26.98
Net investment income(a)	0.34	0.41	0.33	0.39	0.31
Net realized and unrealized gain (loss) on investments	1.39	(0.99)	1.61	0.88	4.58
Total from investment operations	1.73	(0.58)	1.94	1.27	4.89
Distributions to shareholders from:
Net investment income	(0.33)	(0.36)	(0.50)	(0.41)	(0.42)
Net asset value at end of year	$34.21	$32.81	$33.75	$32.31	$31.45
Market price at end of year(b)	$34.19	$32.76	$33.74	$32.30	$31.43
Net Asset Value Total Return(c)	5.37%	(1.70)%	6.03%	4.06%	18.25%
Market Price Total Return(c)	5.47%	(1.82)%	6.03%	4.10%	18.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$71,831	$78,732	$146,821	$300,455	$265,721
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.59%	0.58%	0.58%
Expenses, prior to Waivers.	0.65%	0.65%	0.59%	0.58%	0.58%
Net investment income, after Waivers	1.05%	1.25%	0.99%	1.21%	1.05%
Portfolio turnover rate(d)	122%	147%	145%	109%	124%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Financial Highlights (continued)

Invesco Dynamic Leisure and Entertainment ETF (PEJ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$44.89	$42.00	$35.69	$36.40	$32.35
Net investment income(a)	0.19	0.41	0.31	0.11	0.31
Net realized and unrealized gain (loss) on investments	(0.05)	2.86	6.26	(0.74)	4.04
Total from investment operations	0.14	3.27	6.57	(0.63)	4.35
Distributions to shareholders from:
Net investment income	(0.23)	(0.38)	(0.26)	(0.08)	(0.30)
Net asset value at end of year	$44.80	$44.89	$42.00	$35.69	$36.40
Market price at end of year(b)	$44.78	$44.96	$42.00	$35.68	$36.39
Net Asset Value Total Return(c)	0.33%	7.84%	18.52%	(1.73)%	13.47%
Market Price Total Return(c)	0.12%	8.01%	18.55%	(1.73)%	13.47%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$67,201	$116,724	$144,902	$142,754	$192,940
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.61%	0.61%	0.63%
Expenses, prior to Waivers	0.63%	0.65%	0.61%	0.61%	0.63%
Net investment income, after Waivers	0.42%	0.97%	0.83%	0.29%	0.88%
Portfolio turnover rate(d)	207%	177%	183%	136%	187%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Media ETF (PBS)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$29.14	$27.97	$25.13	$26.73	$23.81
Net investment income(a)	0.16	0.15	0.06	0.07	0.21
Net realized and unrealized gain (loss) on investments	5.58	1.14	2.82	(1.45)	2.89
Total from investment operations	5.74	1.29	2.88	(1.38)	3.10
Distributions to shareholders from:
Net investment income.	(0.23)	(0.12)	(0.04)	(0.22)	(0.18)
Net asset value at end of year	$34.65	$29.14	$27.97	$25.13	$26.73
Market price at end of year(b)	$34.65	$29.16	$27.98	$25.12	$26.72
Net Asset Value Total Return(c)	19.81%	4.64%	11.49%	(5.18)%	13.04%
Market Price Total Return(c)	19.73%	4.67%	11.57%	(5.18)%	13.09%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$88,348	$48,080	$148,230	$90,461	$145,668
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.61%	0.59%
Expenses, prior to Waivers	0.67%	0.68%	0.63%	0.61%	0.59%
Net investment income, after Waivers	0.49%	0.53%	0.21%	0.26%	0.84%
Portfolio turnover rate(d)	103%	150%	103%	124%	131%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Financial Highlights (continued)

Invesco Dynamic Networking ETF (PXQ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$50.08	$43.58	$33.65	$36.65	$31.20
Net investment income (loss)(a)	0.66	0.18	0.21	0.15	(0.01)
Net realized and unrealized gain (loss) on investments	13.13	6.62	9.90	(3.15)	5.46
Total from investment operations	13.79	6.80	10.11	(3.00)	5.45
Distributions to shareholders from:
Net investment income	(0.71)	(0.30)	(0.18)	—	—
Net asset value at end of year	$63.16	$50.08	$43.58	$33.65	$36.65
Market price at end of year(b)	$63.14	$50.10	$43.59	$33.65	$36.64
Net Asset Value Total Return(c)	27.90%	15.70%	30.19%	(8.19)%	17.47%
Market Price Total Return(c)	27.81%	15.73%	30.22%	(8.16)%	17.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$101,051	$60,091	$26,145	$20,189	$27,485
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.64%	0.83%	0.89%	0.88%	0.85%
Net investment income (loss), after Waivers	1.21%	0.39%	0.55%	0.42%	(0.02)%
Portfolio turnover rate(d)	98%	79%	97%	87%	74%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Financial Highlights (continued)

Invesco Dynamic Oil & Gas Services ETF (PXJ)

	Years Ended April 30,
	2019	2018		2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$9.70	$10.70		$13.20	$18.91	$28.01
Net investment income(a)	0.04	0.27	(b)	0.06	0.20	0.22
Net realized and unrealized gain (loss) on investments	(2.81)	(1.01)		(2.41)	(5.69)	(9.07)
Total from investment operations	(2.77)	(0.74)		(2.35)	(5.49)	(8.85)
Distributions to shareholders from:
Net investment income	(0.06)	(0.26)		(0.08)	(0.22)	(0.25)
Return of capital	—	—		(0.07)	—	—
Total distributions	(0.06)	(0.26)		(0.15)	(0.22)	(0.25)
Net asset value at end of year	$6.87	$9.70		$10.70	$13.20	$18.91
Market price at end of year(c)	$6.87	$9.70		$10.70	$13.19	$18.92
Net Asset Value Total Return(d)	(28.69)%	(6.71)%		(17.99)%	(29.06)%	(31.67)%
Market Price Total Return(d)	(28.69)%	(6.72)%		(17.92)%	(29.15)%	(31.61)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$17,519	$37,827		$33,174	$45,534	$72,786
Ratio to average net assets of:
Expenses, after Waivers	0.63%	0.63%		0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.83%	0.86%		0.75%	0.72%	0.64%
Net investment income, after Waivers	0.48%	2.90	%(b)	0.47%	1.46%	0.96%
Portfolio turnover rate(e)	81%	91%		90%	89%	79%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received during the period. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.06 and 0.61%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Financial Highlights (continued)

Invesco Dynamic Pharmaceuticals ETF (PJP)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$61.49	$60.71	$62.16	$74.40	$57.65
Net investment income(a)	0.69	0.43	0.48	0.41	0.32
Net realized and unrealized gain (loss) on investments	1.17	0.79	(1.40)	(8.81)	18.42
Total from investment operations	1.86	1.22	(0.92)	(8.40)	18.74
Distributions to shareholders from:
Net investment income	(0.70)	(0.44)	(0.53)	(0.39)	(0.34)
Net realized gains	—	—	—	(3.45)	(1.65)
Total distributions	(0.70)	(0.44)	(0.53)	(3.84)	(1.99)
Net asset value at end of year	$62.65	$61.49	$60.71	$62.16	$74.40
Market price at end of year(b)	$62.64	$61.53	$60.71	$62.14	$74.35
Net Asset Value Total Return(c)	3.02%	1.99%	(1.47)%	(11.86)%	32.95%
Market Price Total Return(c)	2.94%	2.05%	(1.44)%	(11.83)%	32.97%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$416,591	$525,754	$764,908	$1,168,526	$1,926,934
Ratio to average net assets of:
Expenses, after Waivers	0.56%	0.57%	0.56%	0.57%	0.56%
Expenses, prior to Waivers	0.56%	0.57%	0.56%	0.57%	0.56%
Net investment income, after Waivers	1.03%	0.68%	0.79%	0.58%	0.48%
Portfolio turnover rate(d)	81%	98%	26%	26%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco Dynamic Retail ETF (PMR)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$36.67	$36.07	$35.69	$38.41	$33.15
Net investment income(a)	0.42	0.45	0.27	0.25	0.22
Net realized and unrealized gain (loss) on investments	1.80	0.57	0.43	(2.70)	5.38
Total from investment operations	2.22	1.02	0.70	(2.45)	5.60
Distributions to shareholders from:
Net investment income	(0.41)	(0.42)	(0.32)	(0.27)	(0.34)
Net asset value at end of year	$38.48	$36.67	$36.07	$35.69	$38.41
Market price at end of year(b)	$38.47	$36.71	$36.05	$35.69	$38.42
Net Asset Value Total Return(c)	6.09%	2.87%	1.98%	(6.40)%	16.97%
Market Price Total Return(c)	5.95%	3.03%	1.92%	(6.42)%	17.04%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$7,696	$11,000	$14,429	$21,416	$38,410
Ratio to average net assets of:
Expenses, after Waivers.	0.63%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	1.24%	1.27%	0.99%	0.88%	0.91%
Net investment income, after Waivers	1.09%	1.27%	0.76%	0.67%	0.61%
Portfolio turnover rate(d)	148%	131%	152%	129%	111%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Financial Highlights (continued)

Invesco Dynamic Semiconductors ETF (PSI)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$48.91	$42.47	$24.50	$26.30	$20.62
Net investment income(a)	0.38	0.14	0.19	0.10	0.25	(b)
Net realized and unrealized gain (loss) on investments	9.19	6.41	18.02	(1.86)	5.88
Total from investment operations	9.57	6.55	18.21	(1.76)	6.13
Distributions to shareholders from:
Net investment income	(0.39)	(0.11)	(0.24)	(0.04)	(0.33)
Return of capital	—	—	—	—	(0.12)
Total distributions	(0.39)	(0.11)	(0.24)	(0.04)	(0.45)
Net asset value at end of year	$58.09	$48.91	$42.47	$24.50	$26.30
Market price at end of year(c)	$58.04	$48.94	$42.51	$24.48	$26.31
Net Asset Value Total Return(d)	19.71%	15.42%	74.65%	(6.69)%	29.90%
Market Price Total Return(d)	19.53%	15.38%	74.96%	(6.80)%	29.95%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$200,423	$315,455	$235,699	$48,999	$78,911
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.61%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.61%	0.63%	0.68%	0.78%
Net investment income, after Waivers	0.73%	0.29%	0.55%	0.38%	1.03	%(b)
Portfolio turnover rate(e)	98%	65%	62%	104%	103%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $16.50 per share owned of KLA-Tencor Corp. on November 26, 2014. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.05 and 0.22%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Financial Highlights (continued)

Invesco Dynamic Software ETF (PSJ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$70.81	$53.44	$42.20	$42.47	$33.96
Net investment income (loss)(a)	(0.22)	(0.27)	(0.05)	(0.08)	0.11
Net realized and unrealized gain (loss) on investments	25.51	17.64	11.30	(0.13)	8.44
Total from investment operations	25.29	17.37	11.25	(0.21)	8.55
Distributions to shareholders from:
Net investment income	—	—	(0.01)	(0.06)	(0.04)
Net asset value at end of year	$96.10	$70.81	$53.44	$42.20	$42.47
Market price at end of year(b)	$96.13	$70.90	$53.39	$42.21	$42.48
Net Asset Value Total Return(c)	35.71%	32.51%	26.67%	(0.50)%	25.18%
Market Price Total Return(c)	35.58%	32.80%	26.52%	(0.50)%	25.32%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$437,243	$155,784	$101,545	$73,847	$57,329
Ratio to average net assets of:
Expenses, after Waivers	0.58%	0.63%	0.63%	0.63%	0.63%
Expenses, prior to Waivers	0.58%	0.63%	0.64%	0.66%	0.71%
Net investment income (loss), after Waivers	(0.27)%	(0.42)%	(0.11)%	(0.19)%	0.29%
Portfolio turnover rate(d)	157%	145%	154%	154%	132%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2019

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco Dynamic Biotechnology & Genome ETF (PBE)	“Dynamic Biotechnology & Genome ETF”
Invesco Dynamic Building & Construction ETF (PKB)	“Dynamic Building & Construction ETF”
Invesco Dynamic Energy Exploration & Production ETF (PXE)	“Dynamic Energy Exploration & Production ETF”
Invesco Dynamic Food & Beverage ETF (PBJ)	“Dynamic Food & Beverage ETF”
Invesco Dynamic Leisure and Entertainment ETF (PEJ)	“Dynamic Leisure and Entertainment ETF”
Invesco Dynamic Media ETF (PBS)	“Dynamic Media ETF”
Invesco Dynamic Networking ETF (PXQ)	“Dynamic Networking ETF”
Invesco Dynamic Oil & Gas Services ETF (PXJ)	“Dynamic Oil & Gas Services ETF”
Invesco Dynamic Pharmaceuticals ETF (PJP)	“Dynamic Pharmaceuticals ETF”
Invesco Dynamic Retail ETF (PMR)	“Dynamic Retail ETF”
Invesco Dynamic Semiconductors ETF (PSI)	“Dynamic Semiconductors ETF”
Invesco Dynamic Software ETF (PSJ)	“Dynamic Software ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
Dynamic Biotechnology & Genome ETF	Dynamic Biotech & Genome IntellidexSM Index
Dynamic Building & Construction ETF	Dynamic Building & Construction IntellidexSM Index
Dynamic Energy Exploration & Production ETF	Dynamic Energy Exploration & Production IntellidexSM Index
Dynamic Food & Beverage ETF	Dynamic Food & Beverage IntellidexSM Index
Dynamic Leisure and Entertainment ETF	Dynamic Leisure & Entertainment IntellidexSM Index
Dynamic Media ETF	Dynamic Media IntellidexSM Index
Dynamic Networking ETF	Dynamic Networking IntellidexSM Index
Dynamic Oil & Gas Services ETF	Dynamic Oil Services IntellidexSM Index
Dynamic Pharmaceuticals ETF	Dynamic Pharmaceutical IntellidexSM Index
Dynamic Retail ETF	Dynamic Retail IntellidexSM Index
Dynamic Semiconductors ETF	Dynamic Semiconductor IntellidexSM Index
Dynamic Software ETF	Dynamic Software IntellidexSM Index

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

56

A.	Security Valuation - Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

57

B.	Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for Funds that invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C.

Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest

58

income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders — Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes — Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

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H.

Accounting Estimates — The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending — During the fiscal year ended April 30, 2019, each Fund participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended April 30, 2018, distributions from distributable earnings consisted of distributions from net investment income.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to that Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund, pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, sub-licensing fees, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary expenses) of each Fund from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2021. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2021. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees. The Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap for Dynamic Biotechnology & Genome ETF, Dynamic Building & Construction ETF, Dynamic Leisure and Entertainment ETF, Dynamic Pharmaceuticals ETF, Dynamic Semiconductors ETF and Dynamic Software ETF.

Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s

60

investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

Dynamic Biotechnology & Genome ETF	$452
Dynamic Building & Construction ETF	380
Dynamic Energy Exploration & Production ETF	7,210
Dynamic Food & Beverage ETF	16,236
Dynamic Leisure and Entertainment ETF	275
Dynamic Media ETF	24,788
Dynamic Networking ETF	10,342
Dynamic Oil & Gas Services ETF	53,706
Dynamic Pharmaceuticals ETF	574
Dynamic Retail ETF	61,246
Dynamic Semiconductors ETF	545
Dynamic Software ETF	234

The fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2019 are as follows:

	Total Potential Recapture Amounts	Potential Recapture Amounts Expiring
		4/30/20	4/30/21	4/30/22
Dynamic Energy Exploration & Production ETF	$113,476	$48,725	$57,701	$7,050
Dynamic Food & Beverage ETF	37,384	—	21,375	16,009
Dynamic Media ETF	61,734	144	36,982	24,608
Dynamic Networking ETF	141,583	65,931	65,560	10,092
Dynamic Oil & Gas Services ETF	184,220	54,195	76,492	53,533
Dynamic Retail ETF	216,749	70,612	85,026	61,111

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with ICE Data Indices, LLC (the “Licensor”). Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

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Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 5—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2019 and 2018:

	2019	2018
	Ordinary Income	Ordinary Income
Dynamic Biotechnology & Genome ETF	$11,178	$1,130,430
Dynamic Building & Construction ETF	854,627	648,374
Dynamic Energy Exploration & Production ETF	706,116	989,971
Dynamic Food & Beverage ETF	759,871	1,168,900
Dynamic Leisure and Entertainment ETF	634,213	1,074,686
Dynamic Media ETF	415,501	441,052
Dynamic Networking ETF	851,255	178,729
Dynamic Oil & Gas Services ETF	193,273	971,048
Dynamic Pharmaceuticals ETF	5,380,286	4,756,214
Dynamic Retail ETF	122,169	163,669
Dynamic Semiconductors ETF	1,907,533	720,638
Dynamic Software ETF	—	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
Dynamic Biotechnology & Genome ETF	$—	$(53,631)	$1,718,443	$(187,731,260)	$(388,337)	$434,481,876	$248,027,091
Dynamic Building & Construction ETF	101,133	(35,423)	9,141,906	(68,664,463)	—	178,096,052	118,639,205
Dynamic Energy Exploration & Production ETF	59,771	(37,255)	(10,455,592)	(103,766,753)	—	154,278,084	40,078,255
Dynamic Food & Beverage ETF	167,792	(43,875)	6,398,237	(76,849,923)	—	142,158,667	71,830,898
Dynamic Leisure and Entertainment ETF	—	(36,701)	3,081,774	(67,519,853)	(5,578)	131,681,432	67,201,074
Dynamic Media ETF	—	(38,614)	5,495,434	(76,831,449)	—	159,722,849	88,348,220
Dynamic Networking ETF	78,827	(31,785)	15,636,764	(38,856,094)	—	124,222,874	101,050,586
Dynamic Oil & Gas Services ETF	—	(45,175)	(7,144,571)	(92,814,672)	(113,144)	117,636,570	17,519,008
Dynamic Pharmaceuticals ETF	536,554	(85,196)	8,840,270	(373,362,801)	—	780,661,769	416,590,596
Dynamic Retail ETF	12,212	(30,392)	643,006	(21,223,093)	—	28,294,260	7,695,993
Dynamic Semiconductors ETF	174,323	(34,023)	27,780,329	(38,118,948)	—	210,621,302	200,422,983
Dynamic Software ETF	—	(34,428)	57,515,355	(23,589,524)	(166,102)	403,517,628	437,242,929

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term

62

or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2019:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
Dynamic Biotechnology & Genome ETF	$167,680,588	$20,050,672	$187,731,260
Dynamic Building & Construction ETF	62,299,799	6,364,664	68,664,463
Dynamic Energy Exploration & Production ETF	82,207,341	21,559,412	103,766,753
Dynamic Food & Beverage ETF	67,538,029	9,311,894	76,849,923
Dynamic Leisure and Entertainment ETF	65,951,386	1,568,467	67,519,853
Dynamic Media ETF	74,715,626	2,115,823	76,831,449
Dynamic Networking ETF	29,507,856	9,348,238	38,856,094
Dynamic Oil & Gas Services ETF	54,542,820	38,271,852	92,814,672
Dynamic Pharmaceuticals ETF	144,123,467	229,239,334	373,362,801
Dynamic Retail ETF	19,666,912	1,556,181	21,223,093
Dynamic Semiconductors ETF	35,527,628	2,591,320	38,118,948
Dynamic Software ETF	23,589,524	—	23,589,524

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6—Investment Transactions

For the fiscal year ended April 30, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
Dynamic Biotechnology & Genome ETF	$318,458,363	$318,612,960
Dynamic Building & Construction ETF	261,309,485	260,305,017
Dynamic Energy Exploration & Production ETF	82,528,263	82,931,982
Dynamic Food & Beverage ETF	90,952,448	89,634,988
Dynamic Leisure and Entertainment ETF	241,340,155	241,173,475
Dynamic Media ETF	63,896,940	62,597,912
Dynamic Networking ETF	68,908,404	68,084,504
Dynamic Oil & Gas Services ETF	21,767,410	21,610,181
Dynamic Pharmaceuticals ETF	416,716,194	414,947,976
Dynamic Retail ETF	14,679,438	15,723,972
Dynamic Semiconductors ETF	236,735,800	239,450,073
Dynamic Software ETF	439,211,267	432,012,551

For the fiscal year ended April 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
Dynamic Biotechnology & Genome ETF	$182,392,891	$182,043,811
Dynamic Building & Construction ETF	124,801,106	278,934,134
Dynamic Energy Exploration & Production ETF	101,139,143	85,635,508
Dynamic Food & Beverage ETF	40,945,289	51,232,111
Dynamic Leisure and Entertainment ETF	150,625,517	194,491,833
Dynamic Media ETF	84,253,360	53,985,840
Dynamic Networking ETF	66,215,799	40,307,490
Dynamic Oil & Gas Services ETF	12,408,204	24,158,914
Dynamic Pharmaceuticals ETF	148,529,562	273,426,963
Dynamic Retail ETF	9,733,917	12,525,643
Dynamic Semiconductors ETF	157,733,109	306,260,453
Dynamic Software ETF	547,782,797	350,345,818

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Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At April 30, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
Dynamic Biotechnology & Genome ETF	$25,404,336	$(23,685,893)	$1,718,443	$253,901,469
Dynamic Building & Construction ETF	12,204,307	(3,062,401)	9,141,906	109,719,898
Dynamic Energy Exploration & Production ETF	1,949,333	(12,404,925)	(10,455,592)	50,770,125
Dynamic Food & Beverage ETF	8,388,561	(1,990,324)	6,398,237	69,988,628
Dynamic Leisure and Entertainment ETF	4,686,160	(1,604,386)	3,081,774	65,596,812
Dynamic Media ETF	7,791,727	(2,296,293)	5,495,434	84,146,652
Dynamic Networking ETF	16,041,542	(404,778)	15,636,764	87,268,777
Dynamic Oil & Gas Services ETF	343,993	(7,488,564)	(7,144,571)	25,742,136
Dynamic Pharmaceuticals ETF	48,922,684	(40,082,414)	8,840,270	408,743,037
Dynamic Retail ETF	1,045,887	(402,881)	643,006	7,287,933
Dynamic Semiconductors ETF	31,318,625	(3,538,296)	27,780,329	172,936,267
Dynamic Software ETF	63,060,888	(5,545,533)	57,515,355	394,255,028

NOTE 7—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
Dynamic Biotechnology & Genome ETF	$646,075	$(20,963,146)	$20,317,071
Dynamic Building & Construction ETF	—	(9,286,559)	9,286,559
Dynamic Energy Exploration & Production ETF	16,050	(3,384,964)	3,368,914
Dynamic Food & Beverage ETF	—	(5,515,845)	5,515,845
Dynamic Leisure and Entertainment ETF	209	(11,399,923)	11,399,714
Dynamic Media ETF	51,037	(495,722)	444,685
Dynamic Networking ETF	—	(5,519,052)	5,519,052
Dynamic Oil & Gas Services ETF	(119,234)	34,799,810	(34,680,576)
Dynamic Pharmaceuticals ETF	—	(54,685,553)	54,685,553
Dynamic Retail ETF	—	667,434	(667,434)
Dynamic Semiconductors ETF	—	(42,298,746)	42,298,746
Dynamic Software ETF	729,822	(34,648,245)	33,918,423

NOTE 8—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9—Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted,

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generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Retail ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco Dynamic Biotechnology & Genome ETF, Invesco Dynamic Building & Construction ETF, Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Food & Beverage ETF, Invesco Dynamic Leisure and Entertainment ETF, Invesco Dynamic Media ETF, Invesco Dynamic Networking ETF, Invesco Dynamic Oil & Gas Services ETF, Invesco Dynamic Pharmaceuticals ETF, Invesco Dynamic Retail ETF, Invesco Dynamic Semiconductors ETF and Invesco Dynamic Software ETF (twelve of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019, and each of the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian and transfer agent. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur advisory fees and other Fund expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Biotechnology & Genome ETF (PBE)
Actual	$1,000.00	$1,020.30	0.57%	$2.86
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86
Invesco Dynamic Building & Construction ETF (PKB)
Actual	1,000.00	1,158.40	0.61	3.26
Hypothetical (5% return before expenses)	1,000.00	1,021.77	0.61	3.06
Invesco Dynamic Energy Exploration & Production ETF (PXE)
Actual	1,000.00	852.10	0.63	2.89
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Food & Beverage ETF (PBJ)
Actual	1,000.00	1,065.70	0.63	3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Leisure and Entertainment ETF (PEJ)
Actual	1,000.00	1,066.50	0.63	3.23
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Media ETF (PBS)
Actual	1,000.00	1,125.00	0.63	3.32
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16

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Calculating your ongoing Fund expenses (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco Dynamic Networking ETF (PXQ)
Actual	$1,000.00	$1,223.60	0.63%	$3.47
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Oil & Gas Services ETF (PXJ)
Actual	1,000.00	806.30	0.63	2.82
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Pharmaceuticals ETF (PJP)
Actual	1,000.00	951.40	0.55	2.66
Hypothetical (5% return before expenses)	1,000.00	1,022.07	0.55	2.76
Invesco Dynamic Retail ETF (PMR)
Actual	1,000.00	1,013.80	0.63	3.15
Hypothetical (5% return before expenses)	1,000.00	1,021.67	0.63	3.16
Invesco Dynamic Semiconductors ETF (PSI)
Actual	1,000.00	1,246.40	0.59	3.29
Hypothetical (5% return before expenses)	1,000.00	1,021.87	0.59	2.96
Invesco Dynamic Software ETF (PSJ)
Actual	1,000.00	1,263.60	0.57	3.20
Hypothetical (5% return before expenses)	1,000.00	1,021.97	0.57	2.86

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

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Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2019:

	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco Dynamic Biotechnology & Genome ETF	0%	0%
Invesco Dynamic Building & Construction ETF	100%	100%
Invesco Dynamic Energy Exploration & Production ETF	100%	100%
Invesco Dynamic Food & Beverage ETF	100%	100%
Invesco Dynamic Leisure and Entertainment ETF	100%	100%
Invesco Dynamic Media ETF	100%	100%
Invesco Dynamic Networking ETF	84%	78%
Invesco Dynamic Oil & Gas Services ETF	100%	94%
Invesco Dynamic Pharmaceuticals ETF	100%	100%
Invesco Dynamic Retail ETF	100%	100%
Invesco Dynamic Semiconductors ETF	100%	100%
Invesco Dynamic Software ETF	0%	0%

* The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

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Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None.

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club For Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	241	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

71

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco North American Holdings, Inc.; Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008–2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	241	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

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Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

73

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

74

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

75

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 53 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BRIC ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA NASDAQ Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Retail ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco Insider Sentiment ETF

Invesco International Dividend AchieversTM ETF

Invesco Russell 2000 Pure Growth ETF

Invesco Russell 2000 Pure Value ETF

Invesco Russell Midcap Equal Weight ETF

Invesco Russell Midcap Pure Growth ETF

Invesco Russell Midcap Pure Value ETF

Invesco Russell Top 200 Equal Weight ETF

Invesco Russell Top 200 Pure Growth ETF

Invesco Russell Top 200 Pure Value ETF

Invesco S&P 500® Quality ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase

76

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Equal Weight ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Equal Weight ETF, Invesco Russell Top 200 Pure Growth ETF, Invesco Russell Top 200 Pure Value ETF and Invesco S&P 500® Quality ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.16% for Invesco Dynamic Retail ETF.);

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25% of the Fund’s average daily net assets for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.17% for Invesco Russell Midcap Equal Weight ETF.); and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF (The Trustees noted that, prior to September 24, 2018, the Fund’s advisory fee was 0.29%.).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2021, as set forth below:

●

0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA NASDAQ Momentum ETF and Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US

77

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF;

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for Invesco S&P 500 Quality ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF	X		X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X

78

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF	X		X
Invesco Russell Midcap Pure Value ETF	X		X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X

79

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF			X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF			X
Invesco Russell Midcap Pure Value ETF			X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X

80

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF and Invesco WilderHill Clean Energy ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps. The Trustees also noted that the Adviser has agreed to reimburse certain Funds in the amount equal to the licensing fee paid that causes that Fund’s annual operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed a percentage of that Fund’s average daily net assets through April 6, 2020 (May 18, 2020 for Invesco BRIC ETF) as set forth below:

Invesco BRIC ETF	0.64%
Invesco Insider Sentiment ETF	0.60%
Invesco S&P Spin-Off ETF	0.64%
Invesco Zacks Mid-Cap ETF	0.65%
Invesco Zacks Multi-Asset Income ETF	0.65%

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Amended and Restated Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF and Invesco DWA NASDAQ Momentum ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

81

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-7	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2019

PYZ	Invesco DWA Basic Materials Momentum ETF

PEZ	Invesco DWA Consumer Cyclicals Momentum ETF

PSL	Invesco DWA Consumer Staples Momentum ETF

PXI	Invesco DWA Energy Momentum ETF

PFI	Invesco DWA Financial Momentum ETF

PTH	Invesco DWA Healthcare Momentum ETF

PRN	Invesco DWA Industrials Momentum ETF

PTF	Invesco DWA Technology Momentum ETF

PUI	Invesco DWA Utilities Momentum ETF

PNQI	Invesco NASDAQ Internet ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for U.S. equities. Throughout the summer, U.S. equities moved higher as corporate profits surged amid the benefit of corporate tax cuts and improving global economic growth. Several U.S. equity indexes reached new highs despite potential headwinds, including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October 2018, as U.S. equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the U.S. and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June, September and December 2018. Following December’s Fed meeting, the Fed raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, which signaled a slightly more dovish stance than expected.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Equity markets rebounded at the start of 2019, fueled by optimism about a potential U.S.-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data were mixed and overseas growth appeared to be slowing. By the end of the fiscal year, the U.S. equity market generally recovered the losses from fourth quarter 2018, backed by improving investor sentiment, low unemployment and a growing economy.

[1]	Source: Bloomberg
[2]	Source: U.S. Federal Reserve

Global Equity

The fiscal year began with significant market and currency volatility. While most domestic equity indexes delivered positive performance at the beginning of the fiscal year, most major international indexes had negative results. Many international stocks struggled as investors worried that heightened global trade tensions would derail economic growth. Other concerns, such as geopolitical uncertainty and the potential impact of higher interest rates, also weakened investor sentiment. In this environment, developed markets held up better than emerging markets. After a relatively quiet summer, market volatility markedly rose again in October 2018. Global equity markets (particularly the U.S.) declined sharply in the fourth quarter of 2018 amid rising interest rates and concerns that higher inflation could result in a more restrictive monetary policy. Investors also had concerns over the Brexit negotiations, ongoing U.S.-China trade tensions, declining oil prices and fears of slowing economic growth, particularly in the eurozone.

Following the sharp sell-off in the later part of 2018, global equities rebounded in the beginning of 2019, fueled by accommodative central bank policy and the potential for a U.S.-China trade deal. Central bank policy provided a supportive environment for equities and fixed income, even as global economic growth appeared to be slowing. In January, China’s central bank initiated a stimulus program to counteract its slowing economy, while the European Central Bank and U.S. Federal Reserve later indicated they would not raise interest rates for the remainder of 2019. Lack of consensus on a deal for the U.K.’s withdrawal from the European Union prompted additional concerns for the U.K. and eurozone economies, though equity markets across the region posted gains. U.S. and Chinese equities also delivered robust gains. Both emerging and developed markets had positive returns for the first quarter of 2019.

Despite concerns over a decline in global growth for 20191, global equity indexes, in general, ended the fiscal year in positive territory, with developed markets outperforming emerging markets.

[1]	Source: International Monetary Fund World

3

PYZ	Manager’s Analysis
Invesco DWA Basic Materials Momentum ETF (PYZ)

As an index fund, the Invesco DWA Basic Materials Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Basic Materials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the basic materials sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the basic materials sector for inclusion in the Index. Companies in the basic materials sector are principally engaged in the business of producing raw materials, including paper or wood products, chemicals, construction materials, and mining and metals.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (8.46)%. On a net asset value (“NAV”) basis, the Fund returned (8.36)%. During the same time period, the Index returned (7.80)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the

Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Materials Index (the “Benchmark Index”) returned 3.04%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 25 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the materials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals and steel sub-industries and most underweight in the diversified chemicals and industrial gases sub-industries during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the steel sub-industry.

For the fiscal year ended April 30, 2019, the specialty chemicals sub-industry contributed most significantly to the Fund’s return, followed by the industrial gases and diversified metals & mining sub-industries, respectively. The diversified chemicals sub-industry detracted most significantly from the Fund’s return, followed by the steel sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Ingevity Corp., a specialty chemicals company (portfolio average weight of 2.65%), and Air Products and Chemicals, Inc., an industrial gases company (portfolio average weight of 3.59%). Positions that detracted most significantly from the Fund’s return during this period included Chemours Co. (The), a diversified chemicals company (portfolio average weight of 2.62%) and United States Steel Corp., a steel company (no longer held at fiscal year-end).

4

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Specialty Chemicals	42.0
Steel	10.3
Commodity Chemicals	8.6
Fertilizers & Agricultural Chemicals	8.4
Diversified Chemicals	6.7
Paper Products	5.6
Industrial Gases	4.6
Paper Packaging	4.0
Gold	3.5
Sub-Industry Types Each Less Than 3%	6.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Ashland Global Holdings, Inc.	4.7
Air Products and Chemicals, Inc.	4.6
FMC Corp.	4.5
Ecolab, Inc.	4.1
Avery Dennison Corp.	4.0
Celanese Corp., Series A	3.8
LyondellBassell Industries N.V., Class A	3.8
PPG Industries, Inc.	3.0
International Flavors & Fragrances, Inc.	2.9
Quaker Chemical Corp.	2.8
Total	38.2

*	Excluding money market fund holdings.

5

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Basic Materials Technical LeadersTM Index	(7.80)%	5.25%	16.61%	4.65%	25.52%	13.86%	266.26%	9.32%	205.83%
S&P 500® Materials Index	3.04	9.02	29.58	5.88	33.06	11.21	189.45	7.09	136.30
Fund
NAV Return	(8.36)	4.56	14.31	3.96	21.45	13.06	241.15	8.45	176.86
Market Price Return	(8.46)	4.54	14.23	3.97	21.47	13.05	240.93	8.45	176.93

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.76% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Basic Materials Technical Leaders Index performance is comprised of the performance of the Dynamic Basic Materials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

6

PEZ	Manager’s Analysis
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

As an index fund, the Invesco DWA Consumer Cyclicals Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Cyclicals Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the consumer discretionary (or cyclicals) sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer discretionary sector for inclusion in the Index. Companies in the consumer discretionary sector are principally engaged in the businesses of providing consumer goods and services that are cyclical in nature, including retail, automotive, leisure and recreation, media and home construction and furnishing.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 13.03%. On a net asset value (“NAV”) basis, the Fund returned 13.15%. During the same time period, the Index returned 13.76%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Consumer Discretionary Index (the “Benchmark Index”) returned 16.89%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 80 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer discretionary sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track the Index, which employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the leisure facilities sub-industry and most underweight in the internet & direct marketing retail sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the internet & direct marketing retail sub-industry.

For the fiscal year ended April 30, 2019, the application software sub-industry contributed most significantly to the Fund’s return followed by the movies & entertainment software and footwear sub-industries, respectively. The computers & electronics retail sub-industry detracted most significantly from the Fund’s return, followed by the home entertainment software and leisure products sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Trade Desk, Inc., (The) Class A, an application software company (portfolio average weight of 3.36%) and World Wrestling Entertainment, Inc., Class A, a movies & entertainment company (portfolio average weight of 3.37%). Positions that detracted most significantly from the Fund’s return during this period included Stitch Fix, Inc., Class A, an internet & direct marketing retail company (no longer held at fiscal year-end) and Conn’s, Inc. a computer & electronics retail company (no longer held at fiscal year-end).

7

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Movies & Entertainment	10.8
Automotive Retail	10.3
Internet & Direct Marketing Retail	7.7
Specialty Stores	6.7
Footwear	6.5
Restaurants	6.4
Homefurnishing Retail	5.7
Home Improvement Retail	5.5
Cable & Satellite	4.9
Broadcasting	4.2
Casinos & Gaming	4.1
Application Software	4.0
Leisure Facilities	3.9
Interactive Media & Services	3.5
Sub-Industry Types Each Less Than 3%	15.8
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Carvana Co.	4.7
Trade Desk, Inc. (The), Class A	4.0
Five Below, Inc.	3.9
O’Reilly Automotive, Inc.	3.9
Planet Fitness, Inc., Class A	3.9
IAC/InterActiveCorp.	3.5
Etsy, Inc.	3.5
NIKE, Inc., Class B	3.5
Live Nation Entertainment, Inc.	3.3
Netflix, Inc.	3.2
Total	37.4

*	Excluding money market fund holdings.

8

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Cyclicals Technical LeadersTM Index	13.76%	11.54%	38.78%	8.51%	50.40%	14.17%	276.19%	7.92%	160.19%
S&P 500® Consumer Discretionary Index	16.89	16.49	58.09	15.17	102.59	19.72	504.66	11.66	299.34
Fund
NAV Return	13.15	11.00	36.76	7.90	46.26	13.44	252.81	7.29	141.86
Market Price Return	13.03	11.01	36.82	7.93	46.48	13.44	252.86	7.29	141.99

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.90% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Consumer Cyclicals Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Discretionary Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

9

PSL	Manager’s Analysis
Invesco DWA Consumer Staples Momentum ETF (PSL)

As an index fund, the Invesco DWA Consumer Staples Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Consumer Staples Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the consumer staples sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the consumer staples sector for inclusion in the Index. Companies in the consumer staples sector are principally engaged in the businesses of providing consumer goods and services that have non-cyclical characteristics, including tobacco, textiles, food and beverages, and non-discretionary retail goods and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 8.12%. On a net asset value (“NAV”) basis, the Fund returned 8.50%. During the same time period, the Index returned 9.14%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Consumer Staples Index (the “Benchmark Index”) returned 18.38%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 33 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the consumer staples sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the education services sub-industry and most underweight in the soft drinks sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the household products and the soft drinks sub-industries.

For the fiscal year ended April 30, 2019, the household products sub-industry contributed most significantly to the Fund’s return, followed by the package foods & meats and education services sub-industries, respectively. The food retail sub-industry detracted most significantly from the Fund’s return, followed by the distillers & vintners and the household appliances sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Church & Dwight Co., Inc., a household products company (portfolio average weight of 5.34%) and Chegg, Inc., an education services company (portfolio average weight of 4.25%). Positions that detracted most significantly from the Fund’s return during this period included Weight Watchers International, Inc., a specialized consumer services company (no longer held at fiscal year-end) and National Beverage Corp., a soft drinks company (no longer held at fiscal year-end).

10

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Packaged Foods & Meats	24.2
Education Services	15.6
Household Products	12.9
Personal Products	9.5
Food Distributors	6.9
Specialized Consumer Services	5.7
Environmental & Facilities Services	4.9
Soft Drinks	4.6
Trading Companies & Distributors	3.6
Industrial Machinery	3.2
Sub-Industry Types Each Less Than 3%	8.9
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Church & Dwight Co., Inc.	5.3
Rollins, Inc.	4.9
McCormick & Co, Inc.	4.6
Estee Lauder Cos., Inc. (The), Class A	4.3
Chegg, Inc.	4.3
United Rentals, Inc.	3.6
Herbalife Nutrition Ltd.	3.5
Sanderson Farms, Inc.	3.5
Post Holdings, Inc.	3.4
Service Corp. International	3.2
Total	40.6

*	Excluding money market fund holdings.

11

Invesco DWA Consumer Staples Momentum ETF (PSL) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Consumer Staples Technical LeadersTM Index	9.14%	10.87%	36.28%	12.91%	83.50%	15.65%	328.20%	11.05%	272.55%
S&P 500® Consumer Staples Index	18.38	6.48	20.72	8.50	50.37	13.39	251.50	9.85	224.99
Fund
NAV Return	8.50	10.18	33.77	12.21	77.91	14.90	301.09	10.32	242.93
Market Price Return	8.12	10.17	33.73	12.21	77.91	14.91	301.40	10.31	242.76

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.79% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Consumer Staples Technical Leaders Index performance is comprised of the performance of the Dynamic Consumer Staples Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

12

PXI	Manager’s Analysis
Invesco DWA Energy Momentum ETF (PXI)

As an index fund, the Invesco DWA Energy Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Energy Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the energy sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the energy sector for inclusion in the Index. Companies in the energy sector are principally engaged in the business of producing, distributing or servicing energy-related products, including oil and gas exploration and production, refining, oil services, pipeline, and solar, wind and other non-oil based energy.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (23.74)%. On a net asset value (“NAV”) basis, the Fund returned (23.63)%. During the same time period, the Index returned (23.11)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the

Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Energy Index (the “Benchmark Index”) returned (7.29%). The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 29 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the energy sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the integrated oil & gas sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2019, the steel sub-industry contributed most significantly to the Fund’s return, followed by the oil & gas storage & transportation sub-industry. The oil & gas exploration & production sub-industry detracted most significantly from the Fund’s return, followed by the oil & gas equipment & services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Hess Corp., an oil & gas exploration & production company (portfolio average weight of 0.78%) and CVR Energy, Inc., an oil & gas refining & marketing company (portfolio average weight of 2.45%). Positions that detracted most significantly from the Fund’s return during this period included Denbury Resources Inc., an oil & gas exploration & production company (no longer held at fiscal year-end) and California Resources Corp., an oil & gas exploration & production company (portfolio average weight of 1.44%).

13

Invesco DWA Energy Momentum ETF (PXI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Oil & Gas Exploration & Production	40.8
Oil & Gas Refining & Marketing	21.1
Oil & Gas Equipment & Services	12.8
Oil & Gas Storage & Transportation	11.8
Integrated Oil & Gas	6.1
Coal & Consumable Fuels	4.5
Steel	2.9
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Pioneer Natural Resources Co.	3.6
Cheniere Energy, Inc.	3.4
Valero Energy Corp.	3.4
Phillips 66	3.2
Delek US Holdings, Inc.	3.2
Williams Cos., Inc. (The)	3.2
Diamondback Energy, Inc.	3.2
Occidental Petroleum Corp.	3.1
Marathon Petroleum Corp.	3.1
ConocoPhillips	3.0
Total	32.4

*	Excluding money market fund holdings.

14

Invesco DWA Energy Momentum ETF (PXI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Energy Technical LeadersTM Index	(23.11)%	(4.28)%	(12.29)%	(10.48)%	(42.51)%	6.57%	88.91%	3.19%	48.39%
S&P 500® Energy Index	(7.29)	2.09	6.40	(3.76)	(17.42)	5.90	77.33	3.87	60.98
Fund
NAV Return	(23.63)	(4.78)	(13.66)	(11.00)	(44.17)	5.88	77.01	2.57	37.53
Market Price Return	(23.74)	(4.77)	(13.63)	(10.99)	(44.13)	5.87	76.92	2.58	37.64

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.78% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Energy Technical Leaders Index performance is comprised of the performance of the Dynamic Energy Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

15

PFI	Manager’s Analysis
Invesco DWA Financial Momentum ETF (PFI)

As an index fund, the Invesco DWA Financial Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Financials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the financials sector that have powerful relative strength or “momentum” characteristics. Dorsey, Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the financials sector for inclusion in the Index. Companies in the financials sector are principally engaged in the business of providing financial services and products, including banking, investment services, insurance and real estate finance services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.18%. On a net asset value (“NAV”) basis, the Fund returned 2.44%. During the same time period, the Index returned 3.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, as well as trading costs around the rebalances during the period.

During this same time period, the S&P 500® Financials Index (the “Benchmark Index”) returned 4.29%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the financials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization. More broadly, for the fiscal year, the Index weighting included small-, mid- and large-capitalization companies while the Benchmark Index was predominantly weighted to large-capitalization companies.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight in the diversified banks sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight the regional banks sub-industry and underweight in the investment banking & broker and diversified banks sub-industries.

For the fiscal year ended April 30, 2019, the industrial REITs sub-industry contributed most significantly to the Fund’s return, followed by the data processing & outsourced services and financial exchanges & data sub-industries, respectively. The regional banks sub-industry detracted most significantly from the Fund’s return, followed by the investment banking & brokerage sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Mastercard Inc., Class A, a data processing & outsourced services company (portfolio average weight of 6.37%) and LendingTree Inc., a thrifts & mortgage finance company (portfolio average weight of 1.33%). Positions that detracted most significantly from the Fund’s return during this period included SVB Financial Group, a regional banks company (no longer held at fiscal year-end) and Western Alliance Bancorp, Inc. a regional banks company (no longer held at fiscal year-end).

16

Invesco DWA Financial Momentum ETF (PFI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financial Exchanges & Data	19.5
Specialized REITs	15.0
Property & Casualty Insurance	8.1
Industrial REITs	8.0
Data Processing & Outsourced Services	7.7
Regional Banks	7.0
Consumer Finance	6.0
Thrifts & Mortgage Finance	4.4
Life & Health Insurance	4.1
Insurance Brokers	4.1
Investment Banking & Brokerage	4.0
Sub-Industry Types Each Less Than 3%	12.2
Money Market Funds Plus Other Assets Less Liabilities	(0.1)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
MarketAxess Holdings, Inc.	5.2
Mastercard, Inc., Class A	5.1
American Tower Corp.	5.1
Crown Castle International Corp.	4.8
Extra Space Storage, Inc.	3.0
JPMorgan Chase & Co.	2.7
Moody’s Corp.	2.7
MSCI, Inc.	2.7
LendingTree, Inc.	2.6
Visa, Inc., Class A	2.6
Total	36.5

*	Excluding money market fund holdings.

17

Invesco DWA Financial Momentum ETF (PFI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Financials Technical LeadersTM Index	3.05%	8.77%	28.67%	7.15%	41.25%	11.66%	201.27%	4.91%	82.54%
S&P 500® Financials Index	4.29	16.30	57.29	11.63	73.38	14.37	283.08	1.93	27.17
Fund
NAV Return	2.44	8.06	26.17	6.45	36.71	10.83	179.54	4.14	66.35
Market Price Return	2.18	8.01	26.02	6.46	36.74	10.84	179.86	4.13	66.27

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.75% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Financials Technical Leaders Index performance is comprised of the performance of the Dynamic Financial Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

18

PTH	Manager’s Analysis
Invesco DWA Healthcare Momentum ETF (PTH)

As an index fund, the Invesco DWA Healthcare Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Healthcare Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the health care sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the health care sector for inclusion in the Index. Companies in the health care sector are principally engaged in the business of providing health care-related products and services, including biotechnology, pharmaceuticals, medical technology and supplies, and facilities.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (0.15)%. On a net asset value (“NAV”) basis, the Fund returned 0.18%. During the same time period, the Index returned 0.76%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Health Care Index (the “Benchmark Index”) returned 10.52%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 60 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the health care sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the biotechnology sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the pharmaceuticals sub-industry and the security selection in the health care equipment sub-industry.

For the fiscal year ended April 30, 2019, the health care services sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services and health care equipment sub-industries, respectively. The pharmaceuticals sub-industry detracted most significantly from the Fund’s return, followed by the managed health care sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Exact Sciences Corp., a biotechnology company (portfolio average weight of 5.17%) and Endocyte, Inc., a pharmaceuticals company no longer held at fiscal year-end. Positions that detracted most significantly from the Fund’s return during this period included Nektar Therapeutics, Inc., a pharmaceuticals company (no longer held at fiscal year-end) and Vikings Therapeutics, Inc., a biotechnology company (no longer held at fiscal year-end).

19

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Health Care Equipment	26.8
Biotechnology	22.8
Health Care Supplies	11.1
Health Care Services	10.8
Life Sciences Tools & Services	8.7
Pharmaceuticals	6.9
Managed Health Care	4.9
Health Care Technology	4.6
Sub-Industry Types Each Less Than 3%	3.4
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Exact Sciences Corp.	6.4
Align Technology, Inc.	5.2
Mirati Therapeutics, Inc.	5.0
Amedisys, Inc.	4.4
Axsome Therapeutics, Inc.	3.4
Thermo Fisher Scientific, Inc.	3.4
Teladoc Health, Inc.	3.3
Masimo Corp.	3.2
West Pharmaceutical Services, Inc.	2.9
UnitedHealth Group, Inc.	2.8
Total	40.0

*	Excluding money market fund holdings.

20

Invesco DWA Healthcare Momentum ETF (PTH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Healthcare Technical LeadersTM Index	0.76%	21.34%	78.65%	12.12%	77.20%	16.86%	374.82%	10.39%	245.78%
S&P 500® Health Care Index	10.52	10.51	34.95	10.81	67.03	16.12	345.90	10.26	240.85
Fund
NAV Return	0.18	20.63	75.56	11.40	71.57	16.04	342.76	9.62	216.71
Market Price Return	(0.15)	20.61	75.46	11.37	71.35	16.05	342.93	9.61	216.30

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.73% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Healthcare Technical Leaders Index performance is comprised of the performance of the Dynamic Healthcare Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

21

PRN	Manager’s Analysis
Invesco DWA Industrials Momentum ETF (PRN)

As an index fund, the Invesco DWA Industrials Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Industrials Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the industrials sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the industrials sector for inclusion in the Index. Companies in the industrials sector are principally engaged in the business of providing industrial products and services, including engineering, heavy machinery, construction, electrical equipment, aerospace and defense and general manufacturing products and services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 10.19%. On a net asset value (“NAV”) basis, the Fund returned 10.28%. During the same time period, the Index returned 10.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Industrials Index (the “Benchmark Index”) returned 10.56%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the industrials sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, of which market capitalization is one component, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the data processing & outsourced services sub-industry and most underweight in the industrial conglomerates sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed the Fund being overweight in the railroads sub-industry as well as stock selection in the industrial machinery sub-industry.

For the fiscal year ended April 30, 2019, the data processing & outsourced services sub-industry contributed most significantly to the Fund’s return, followed by the railroads and electrical component & equipment sub-industries, respectively. The trucking sub-industry detracted most significantly from the Fund’s return, followed by the electronic equipment & instruments and the commodity chemicals sub-industries, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included TransDigm Group, Inc., an aerospace & defense company (portfolio average weight of 3.61%) and Fair Isaac Corp., an application software company (portfolio average weight of 2.77%). Positions that detracted most significantly from the Fund’s return during this period included John Bean Technologies Corp., an industrial machinery company (no longer held at fiscal year-end) and Control4 Corp., an electronic equipment & instruments company (no longer held at fiscal year-end).

22

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Aerospace & Defense	15.9
IT Consulting & Other Services	7.6
Data Processing & Outsourced Services	7.4
Building Products	6.8
Industrial Machinery	6.6
Electrical Components & Equipment	5.9
Health Care Equipment	5.6
Specialty Chemicals	4.4
Railroads	4.2
Industrial Conglomerates	4.2
Application Software	3.6
Semiconductors	3.3
Human Resource & Employment Services	3.2
Diversified Support Services	3.0
Sub-Industry Types Each Less Than 3%	18.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
TransDigm Group, Inc.	4.8
Sherwin-Williams Co. (The)	4.4
AMETEK, Inc.	4.4
Union Pacific Corp.	4.2
Roper Technologies, Inc.	4.2
Gartner, Inc.	4.1
Fair Isaac Corp.	3.6
Danaher Corp.	3.6
Accenture PLC, Class A	3.5
Boeing Co. (The)	3.4
Total	40.2

*	Excluding money market fund holdings.

23

Invesco DWA Industrials Momentum ETF (PRN) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

		3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index	1 Year							Average Annualized	Cumulative
Blended-Dorsey Wright® Industrials Technical LeadersTM Index	10.98%	13.44%	45.99%	7.68%	44.75%	14.76%	296.12%	9.15%	199.97%
S&P 500® Industrials Index	10.56	12.84	43.69	9.88	60.21	15.75	331.87	8.46	177.00
Fund
NAV Return	10.28	12.71	43.17	6.98	40.09	13.83	265.36	8.28	171.53
Market Price Return	10.19	12.70	43.15	6.99	40.19	13.85	265.90	8.29	171.62

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.64% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Industrials Technical Leaders Index performance is comprised of the performance of the Dynamic Industrials Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

24

PTF	Manager’s Analysis
Invesco DWA Technology Momentum ETF (PTF)

As an index fund, the Invesco DWA Technology Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Technology Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the technology sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the technology sector for inclusion in the Index. Companies in the technology sector are principally engaged in the business of providing technology-related products and services, including computer hardware and software, internet, electronics and semiconductors, and wireless communication technologies.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 28.01%. On a net asset value (“NAV”) basis, the Fund returned 27.90%. During the same time period, the Index returned 28.82%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs around rebalances during the period, partially offset by income received from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Information Technology Index (the “Benchmark Index”) returned 22.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 70 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the technology sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the application software sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being overweight in the application software sub-industry.

For the fiscal year ended April 30, 2019, the application software sub-industry contributed most significantly to the Fund’s return, followed by the internet services & infrastructure and semiconductor equipment sub-industries, respectively. The semiconductors sub-industry detracted most significantly from the Fund’s return, followed by the wireless telecommunication services sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Twilio, Inc., Class A, an internet services & infrastructure company (portfolio average weight of 2.79%) and Veeva Systems, Inc., Class A, a health care technology company (portfolio average weight of 2.74%). Positions that detracted most significantly from the Fund’s return during this period included NIVIDIA, Inc., a semiconductors company (no longer held at fiscal year-end) and GTT Communications, Inc., an internet services & infrastructure company (no longer held at fiscal year-end).

25

Invesco DWA Technology Momentum ETF (PTF) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Application Software	50.4
Internet Services & Infrastructure	14.1
Data Processing & Outsourced Services	6.4
Systems Software	5.9
Semiconductors	5.7
Communications Equipment	4.2
Interactive Media & Services	3.2
Health Care Technology	3.1
Sub-Industry Types Each Less Than 3%	7.0
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Paycom Software, Inc.	6.8
RingCentral, Inc., Class A	4.8
Twilio, Inc., Class A	4.4
MongoDB, Inc.	4.2
Cadence Design Systems, Inc.	4.2
Square, Inc., Class A	4.1
Broadcom, Inc.	3.7
Alteryx, Inc., Class A	3.7
Match Group, Inc.	3.2
Adobe, Inc.	3.2
Total	42.3

*	Excluding money market fund holdings.

26

Invesco DWA Technology Momentum ETF (PTF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Technology Technical LeadersTM Index	28.82%	26.51%	102.46%	18.16%	130.33%	16.31%	353.27%	9.49%	211.96%
S&P 500® Information Technology Index	22.76	27.47	107.12	20.05	149.39	19.40	488.86	13.07	367.30
Fund
NAV Return	27.90	25.85	99.34	17.47	123.71	15.54	323.87	8.76	186.95
Market Price Return	28.01	25.91	99.59	17.49	123.92	15.55	324.41	8.77	187.32

Fund Inception: October 12, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.74% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Technology Technical Leaders Index performance is comprised of the performance of the Dynamic Technology Sector IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

27

PUI	Manager’s Analysis
Invesco DWA Utilities Momentum ETF (PUI)

As an index fund, the Invesco DWA Utilities Momentum ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the Dorsey Wright® Utilities Technical Leaders Index (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of companies that comprise the Index. The Index is composed of at least 30 securities of companies in the utilities sector that have powerful relative strength or “momentum” characteristics. Dorsey Wright & Associates, LLC (the “Index Provider”) selects these securities from approximately 2,000 of the largest constituents by market capitalization within the NASDAQ US Benchmark Index. “Relative strength” is an investing technique that seeks to determine the strongest performing securities by measuring certain factors, such as a security’s relative performance against the overall market or a security’s relative strength value, which is derived by comparing the rate of increase of the security’s price over a set period as compared to that of a benchmark index.

Strictly in accordance with its guidelines and mandated procedures, the Index Provider uses a proprietary methodology to analyze the relative strength of each security within the universe of eligible securities and determine a “momentum” score. In general, momentum is the tendency of an investment to exhibit persistence in its relative performance; a “momentum” style of investing emphasizes investing in securities that have had better recent performance compared to other securities. The momentum score for each security included in the Index is based on intermediate and long-term upward price movements of the security as compared to a representative benchmark and other eligible securities within the universe.

After giving each eligible security a momentum score, the Index Provider selects at least 30 securities with the highest momentum scores from the utilities sector for inclusion in the Index. Companies in the utilities sector are principally engaged in providing energy, water, natural gas or telecommunications services. These companies may include companies that generate and supply electricity, including electricity wholesalers; distribute natural gas to customers; provide water to customers, as well as deal with associated wastewater; and provide land line telephone services.

The total number of securities in the Index may vary depending on the capitalization characteristics of the securities that qualify for inclusion in the Index. The Index Provider weights each security by its momentum score, with higher scoring securities representing a greater weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 20.89%. On a net asset value (“NAV”) basis, the Fund returned 20.98%. During the same time period, the

Index returned 21.69%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Utilities Index (the “Benchmark Index”) returned 17.96%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 28 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the utilities sector.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the gas utilities sub-industry and most underweight in the electric utilities sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight and the Fund’s stock selection in the electric utilities sub-industry, as well as the Fund being overweight in the oil & gas exploration & production sub-industry.

For the fiscal year ended April 30, 2019, the electric utilities sub-industry contributed most significantly to the Fund’s return, followed by the multi-utilities sub-industry. The wireless telecommunication services sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included NRG Energy, Inc., an independent power producers & energy traders company (portfolio average weight of 3.69%) and AES Corp. (The), an independent power producers & energy traders company (portfolio average weight of 2.62%). Positions that detracted most significantly from the Fund’s return during this period included South Jersey Industries, Inc., a gas utilities company (no longer held at fiscal year-end) and ONEOK, Inc., an oil & gas storage & transportation company (portfolio average weight of 2.66%).

28

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Electric Utilities	37.3
Multi-Utilities	24.9
Gas Utilities	16.1
Water Utilities	8.7
Independent Power Producers & Energy Traders	6.7
Oil & Gas Storage & Transportation	3.6
Wireless Telecommunication Services	2.7
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
American Water Works Co., Inc.	3.9
DTE Energy Co.	3.8
CenterPoint Energy, Inc.	3.8
Alliant Energy Corp.	3.7
Pinnacle West Capital Corp.	3.7
NextEra Energy, Inc.	3.6
NRG Energy, Inc.	3.6
Duke Energy Corp.	3.6
CMS Energy Corp.	3.6
Eversource Energy	3.6
Total	36.9

*	Excluding money market fund holdings.

29

Invesco DWA Utilities Momentum ETF (PUI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended-Dorsey Wright® Utilities Technical LeadersTM Index	21.69%	12.28%	41.53%	11.02%	68.68%	13.50%	254.72%	9.42%	237.72%
S&P 500® Utilities Index	17.96	10.42	34.63	10.18	62.36	12.91	236.87	8.99	220.00
Fund
NAV Return	20.98	11.62	39.08	10.36	63.70	12.68	229.85	8.66	207.12
Market Price Return	20.89	11.65	39.19	10.38	63.86	12.69	230.35	8.67	207.52

Fund Inception: October 26, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. The adviser has contractually agreed to waive fees and/or pay certain Fund expenses through August 31, 2021. According to the Fund’s current prospectus, the total gross annual operating expense ratio was indicated as 0.83% and the net annual operating expense ratio was indicated as 0.60%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended-Dorsey Wright® Utilities Technical Leaders Index performance is comprised of the performance of the Dynamic Utilities IntellidexSM Index, the Fund’s previous underlying index, from Fund inception through the conversion date, February 19, 2014, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Fund.

30

PNQI	Manager’s Analysis
Invesco NASDAQ Internet ETF (PNQI)

As an index fund, the Invesco NASDAQ Internet ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the NASDAQ Internet IndexSM (the “Index”). The Fund generally will invest at least 90% of its total assets in securities of internet companies that comprise the Index.

Nasdaq, Inc. (the “Index Provider”) compiles the Index strictly in accordance with its guidelines and mandated procedures. The Index is designed to track the performance of the largest and most liquid U.S.-listed companies engaged in internet-related businesses that are listed on one of the three major U.S. stock exchanges. Companies in the Index include internet software and services companies involved in internet-related services, including internet access providers, internet search engines, web hosting, website design, and e-commerce. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 10.15%. On a net asset value (“NAV”) basis, the Fund returned 10.29%. During the same time period, the Index returned 10.89%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the NASDAQ-100® Index (the “Benchmark Index”) returned 19.10%. The Benchmark Index is an unmanaged, modified market-capitalization weighted index based on the average performance of approximately 100 securities. The Benchmark Index was selected for its recognition in the marketplace, and because its performance comparison is a useful measure for investors as a broad representation of the overall U.S. stock market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that consists of companies engaged in internet-related businesses, whereas the Benchmark Index consists of approximately 100 of the largest non-financial companies listed on the NASDAQ Stock Market, which may include companies that are not engaged in internet-related businesses.

Relative to the Benchmark Index, the Fund was most overweight in the internet & direct marketing retail sub-industry and most underweight in the technology hardware storage & peripherals sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during the period can be attributed to the Fund being underweight in the system software sub-industry.

For the fiscal year ended April 30, 2019, the internet services & infrastructure sub-industry contributed most significantly to the Fund’s return, followed by the internet & direct marketing retail and research & consulting services sub-industries, respectively. The application software sub-industry detracted most significantly from the Fund’s return, followed by the commercial printing sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Netflix, Inc., a movies & entertainment company (portfolio average weight of 8.31%) and Amazon.com, Inc., an internet & direct marketing retail company (portfolio average weight of 8.15%). Positions that detracted most significantly from the Fund’s return during this period included Baidu, Inc., ADR (China), an interactive media & services company (portfolio average weight of 3.8%) and Booking Holdings, Inc., an internet & direct marketing retail company (portfolio average weight of 2.81%).

Sub-Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Internet & Direct Marketing Retail	38.2
Interactive Media & Services	32.5
Movies & Entertainment	7.6
Internet Services & Infrastructure	7.5
Application Software	5.9
Sub-Industry Types Each Less Than 3%	8.3
Money Market Funds Plus Other Assets Less Liabilities	(0.0)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Facebook, Inc., Class A	8.8
Amazon.com, Inc.	8.6
Alphabet, Inc., Class C	7.8
Netflix, Inc.	7.6
Alibaba Group Holding Ltd., ADR (China)	7.5
Booking Holdings, Inc.	4.0
eBay, Inc.	3.8
Baidu, Inc., ADR (China)	3.8
Twitter, Inc.	3.3
JD.com, Inc., ADR (China)	3.0
Total	58.2

*	Excluding money market fund holdings.

31

Invesco NASDAQ Internet ETF (PNQI) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
NASDAQ Internet IndexSM	10.89%	23.71%	89.35%	18.90%	137.60%	23.73%	740.98%	18.43%	530.27%
NASDAQ100® Index	19.10	22.87	85.48	18.17	130.45	20.09	523.86	14.93	354.51
Fund
NAV Return	10.29	23.04	86.28	18.25	131.21	23.07	696.80	17.81	494.99
Market Price Return	10.15	23.06	86.34	18.29	131.59	23.07	697.07	17.63	485.58

Fund Inception: June 12, 2008

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the Fund’s expense ratio of 0.60% is expressed as a unitary management fee to cover operating expenses and expenses incurred in connection with managing the portfolio. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

32

Schedule of Investments(a)

Invesco DWA Basic Materials Momentum ETF (PYZ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Aluminum—2.0%
13,209	Kaiser Aluminum Corp.	$1,299,766

	Commodity Chemicals—8.6%
65,558	Kronos Worldwide, Inc.	891,589
27,010	LyondellBasell Industries N.V., Class A	2,383,092
48,112	Olin Corp.	1,043,549
16,320	Westlake Chemical Corp.	1,138,320

		5,456,550

	Diversified Chemicals—6.7%
29,550	Chemours Co. (The)	1,064,095
22,744	Eastman Chemical Co.	1,794,047
64,172	Huntsman Corp.	1,427,185

		4,285,327

	Diversified Metals & Mining—1.4%
15,655	Materion Corp.	908,460

	Fertilizers & Agricultural Chemicals—8.4%
31,558	CF Industries Holdings, Inc.	1,413,167
36,144	FMC Corp.	2,857,545
41,060	Mosaic Co. (The)	1,072,076

		5,342,788

	Forest Products—1.7%
42,336	Louisiana-Pacific Corp.	1,060,517

	Gold—3.5%
36,775	Newmont Goldcorp Corp.	1,142,232
12,056	Royal Gold, Inc.	1,049,595

		2,191,827

	Industrial Gases—4.6%
14,183	Air Products and Chemicals, Inc.	2,918,720

	Oil & Gas Equipment & Services—1.2%
49,904	US Silica Holdings, Inc.	789,481

	Paper Packaging—4.0%
22,808	Avery Dennison Corp.	2,523,705

	Paper Products—5.6%
22,610	Domtar Corp.	1,105,629
12,006	Neenah, Inc.	814,607
16,896	Schweitzer-Mauduit International, Inc., Class A	600,991
46,260	Verso Corp., Class A(b)	1,032,523

		3,553,750

	Specialty Chemicals—42.0%
36,668	Ashland Global Holdings, Inc.	2,952,874
6,701	Balchem Corp.	680,219
22,512	Celanese Corp., Series A	2,428,820
36,236	DowDuPont, Inc.	1,393,274
14,313	Ecolab, Inc.	2,634,737
104,409	Element Solutions, Inc.(b)	1,133,882
32,336	Ferro Corp.(b)	577,844
16,820	H.B. Fuller Co.	823,675
14,878	Ingevity Corp.(b)	1,711,119
11,931	Innospec, Inc.	1,011,987
13,348	International Flavors & Fragrances, Inc.(c)	1,839,221
19,752	Kraton Corp.(b)	648,261
1,805	NewMarket Corp.	757,342
16,477	PPG Industries, Inc.	1,936,048

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Specialty Chemicals (continued)
8,042	Quaker Chemical Corp.	$1,799,960
26,134	RPM International, Inc.	1,585,027
15,062	Sensient Technologies Corp.	1,056,147
10,152	Stepan Co.	939,466
10,020	W.R. Grace & Co.	757,312

		26,667,215

	Steel—10.3%
55,968	Allegheny Technologies, Inc.(b)	1,394,722
16,919	Carpenter Technology Corp.	840,367
129,539	Cleveland-Cliffs, Inc.(c)	1,294,095
9,473	Reliance Steel & Aluminum Co.	871,137
42,923	Steel Dynamics, Inc.	1,359,801
18,853	Worthington Industries, Inc.	756,571

		6,516,693

	Total Common Stocks & Other Equity Interests (Cost $61,197,963)	63,514,799

	Money Market Funds—0.4%
236,202	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $236,202)	236,202

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $61,434,165)—100.4%	63,751,001

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—4.5%
2,155,286	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	2,155,286
718,213	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	718,429

	Total Money Market Funds (Cost $2,873,715)	2,873,715

	Total Investments in Securities (Cost $64,307,880)—104.9%	66,624,716

	Other assets less liabilities—(4.9)%	(3,107,143)

	Net Assets—100.0%	$63,517,573

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

33

Invesco DWA Basic Materials Momentum ETF (PYZ) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Schedule of Investments(a)

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Apparel Retail—2.2%
11,777	Foot Locker, Inc.	$673,762

	Apparel, Accessories & Luxury Goods—1.6%
5,112	Columbia Sportswear Co.	511,047

	Application Software—4.0%
5,672	Trade Desk, Inc. (The), Class A(b)	1,256,235

	Auto Parts & Equipment—1.6%
15,622	Stoneridge, Inc.(b)	491,000

	Automotive Retail—10.3%
5,366	America’s Car-Mart, Inc.(b)	531,502
20,258	Carvana Co.(b)(c)	1,449,662
3,238	O’Reilly Automotive, Inc.(b)	1,225,810

		3,206,974

	Broadcasting—4.2%
24,149	Gray Television, Inc.(b)	565,811
6,435	Nexstar Media Group, Inc., Class A	753,217

		1,319,028

	Cable & Satellite—4.9%
535	Cable One, Inc.	567,384
2,607	Charter Communications, Inc., Class A(b)	967,692

		1,535,076

	Casinos & Gaming—4.1%
18,198	Boyd Gaming Corp.	523,738
15,475	Eldorado Resorts, Inc.(b)	764,001

		1,287,739

	Consumer Electronics—2.5%
9,119	Garmin Ltd.	781,863

	Distributors—1.5%
22,980	Funko, Inc., Class A(b)(c)	455,693

	Footwear—6.5%
5,875	Deckers Outdoor Corp.(b)	929,484
12,456	NIKE, Inc., Class B	1,094,010

		2,023,494

	Home Improvement Retail—5.5%
4,564	Home Depot, Inc. (The)	929,687
6,960	Lowe’s Cos., Inc.	787,454

		1,717,141

	Homebuilding—2.5%
245	NVR, Inc.(b)	772,358

	Homefurnishing Retail—5.7%
9,810	Aaron’s, Inc.	546,319
7,843	RH(b)(c)	836,927
11,128	Sleep Number Corp.(b)	387,254

		1,770,500

	Interactive Media & Services—3.5%
4,918	IAC/InterActiveCorp.(b)	1,105,763

	Internet & Direct Marketing Retail—7.7%
22,608	1-800-Flowers.com, Inc., Class A(b)	481,324
16,297	Etsy, Inc.(b)	1,100,700
5,099	Wayfair, Inc., Class A(b)(c)	826,803

		2,408,827

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Leisure Facilities—3.9%
16,186	Planet Fitness, Inc., Class A(b)	$1,225,280

	Movies & Entertainment—10.8%
15,789	Live Nation Entertainment, Inc.(b)	1,031,653
10,438	Marcus Corp. (The)	392,678
2,692	Netflix, Inc.(b)	997,494
11,543	World Wrestling Entertainment, Inc., Class A	967,880

		3,389,705

	Publishing—2.5%
23,281	New York Times Co. (The), Class A	771,765

	Restaurants—6.4%
6,579	Darden Restaurants, Inc.	773,690
6,277	Dine Brands Global, Inc.	556,519
9,133	Wingstop, Inc.	687,441

		2,017,650

	Specialty Stores—6.7%
8,458	Five Below, Inc.(b)	1,238,167
2,481	Ulta Beauty, Inc.(b)	865,819

		2,103,986

	Technology Distributors—1.4%
16,134	PCM, Inc.(b)	445,137

	Total Common Stocks & Other Equity Interests (Cost $26,958,677)	31,270,023

	Money Market Funds—0.6%
173,843	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $173,843)	173,843

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $27,132,520)—100.6%	31,443,866

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—10.0%
2,356,522	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	2,356,522
785,277	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	785,512

	Total Money Market Funds (Cost $3,142,034)	3,142,034

	Total Investments in Securities (Cost $30,274,554)—110.6%	34,585,900

	Other assets less liabilities—(10.6)%	(3,315,261)

	Net Assets—100.0%	$31,270,639

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

35

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Schedule of Investments(a)

Invesco DWA Consumer Staples Momentum ETF (PSL)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Agricultural Products—2.1%
170,066	Darling Ingredients, Inc.(b)	$3,709,139

	Brewers—2.1%
11,907	Boston Beer Co., Inc. (The), Class A(b)	3,691,289

	Distillers & Vintners—2.7%
54,364	MGP Ingredients, Inc.(c)	4,776,965

	Education Services—15.6%
84,283	Adtalem Global Education, Inc.(b)	4,156,837
31,444	Bright Horizons Family Solutions, Inc.(b)	4,029,549
208,333	Chegg, Inc.(b)	7,427,071
36,292	Grand Canyon Education, Inc.(b)	4,205,880
99,459	K12, Inc.(b)	2,995,705
30,325	Strategic Education, Inc.	4,347,089

		27,162,131

	Environmental & Facilities Services—4.9%
219,060	Rollins, Inc.	8,471,050

	Food Distributors—6.9%
82,654	Performance Food Group Co.(b)	3,384,681
65,522	Sysco Corp.	4,610,783
112,058	US Foods Holding Corp.(b)	4,095,720

		12,091,184

	Household Products—12.9%
124,416	Church & Dwight Co., Inc.	9,324,979
26,378	Clorox Co. (The)	4,213,358
45,265	Procter & Gamble Co. (The)	4,819,817
24,407	WD-40 Co.	4,106,478

		22,464,632

	Industrial Machinery—3.2%
37,821	Stanley Black & Decker, Inc.	5,544,559

	Packaged Foods & Meats—24.2%
93,655	Freshpet, Inc.(b)	4,182,632
138,299	Hormel Foods Corp.	5,523,662
26,531	J & J Snack Foods Corp.	4,170,143
71,339	Lamb Weston Holdings, Inc.	4,997,297
52,087	McCormick & Co., Inc.	8,019,835
52,283	Post Holdings, Inc.(b)	5,896,477
40,094	Sanderson Farms, Inc.	6,079,453
50,977	TreeHouse Foods, Inc.(b)	3,414,440

		42,283,939

	Personal Products—9.5%
43,691	Estee Lauder Cos., Inc. (The), Class A	7,506,551
116,457	Herbalife Nutrition Ltd.(b)	6,154,752
40,214	Inter Parfums, Inc.	2,915,113

		16,576,416

	Soft Drinks—4.6%
11,962	Coca-Cola Bottling Co. Consolidated, Inc.	3,888,009
67,968	Monster Beverage Corp.(b)	4,050,893

		7,938,902

	Specialized Consumer Services—5.7%
136,017	Service Corp. International	5,659,667
87,225	ServiceMaster Global Holdings, Inc.(b)	4,276,642

		9,936,309

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Tobacco—2.0%
81,133	Turning Point Brands, Inc.	$3,470,058

	Trading Companies & Distributors—3.6%
44,628	United Rentals, Inc.(b)	6,288,978

	Total Common Stocks & Other Equity Interests (Cost $156,095,614)	174,405,551

	Money Market Funds—0.1%
281,289	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $281,289)	281,289

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $156,376,903)—100.1%	174,686,840

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—2.5%
3,238,341	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	3,238,341
1,079,123	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,079,447

	Total Money Market Funds (Cost $4,317,788)	4,317,788

	Total Investments in Securities (Cost $160,694,691)—102.6%	179,004,628

	Other assets less liabilities—(2.6)%	(4,603,980)

	Net Assets—100.0%	$174,400,648

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Schedule of Investments(a)

Invesco DWA Energy Momentum ETF (PXI)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Coal & Consumable Fuels—4.5%
13,977	Arch Coal, Inc., Class A	$1,355,490
27,390	CONSOL Energy, Inc.(b)	928,521

		2,284,011

	Integrated Oil & Gas—6.1%
12,872	Chevron Corp.	1,545,412
27,016	Occidental Petroleum Corp.	1,590,702

		3,136,114

	Oil & Gas Equipment & Services—12.8%
28,171	Apergy Corp.(b)	1,118,107
35,955	Cactus, Inc., Class A(b)	1,305,167
134,978	Helix Energy Solutions Group, Inc.(b)	1,055,528
59,657	ProPetro Holding Corp.(b)	1,320,209
85,494	Select Energy Services, Inc., Class A(b)	984,891
215,864	Superior Energy Services, Inc.(b)	774,952

		6,558,854

	Oil & Gas Exploration & Production—40.8%
92,914	Berry Petroleum Corp.	1,055,503
59,943	Cabot Oil & Gas Corp.	1,551,924
46,358	California Resources Corp.(b)(c)	977,227
24,690	ConocoPhillips	1,558,433
30,609	Continental Resources, Inc.(b)	1,407,708
15,231	Diamondback Energy, Inc.	1,620,426
14,137	EOG Resources, Inc.	1,357,859
20,443	Hess Corp.	1,310,805
176,439	Kosmos Energy Ltd. (Ghana)	1,180,377
77,152	Marathon Oil Corp.	1,314,670
41,566	Murphy Oil Corp.	1,132,258
27,220	PDC Energy, Inc.(b)	1,183,798
11,103	Pioneer Natural Resources Co.	1,848,205
107,622	Tellurian, Inc.(b)(c)	1,022,409
163,522	W&T Offshore, Inc.(b)	1,043,271
46,760	Whiting Petroleum Corp.(b)	1,280,756

		20,845,629

	Oil & Gas Refining & Marketing—21.1%
34,052	CVR Energy, Inc.	1,553,112
44,020	Delek US Holdings, Inc.	1,631,381
27,586	HollyFrontier Corp.	1,316,680
25,767	Marathon Petroleum Corp.	1,568,437
39,523	PBF Energy, Inc., Class A	1,327,182
17,323	Phillips 66	1,633,039
19,239	Valero Energy Corp.	1,744,208

		10,774,039

	Oil & Gas Storage & Transportation—11.8%
27,646	Cheniere Energy, Inc.(b)	1,779,020
61,653	Kinder Morgan, Inc.	1,225,045
35,451	Targa Resources Corp.	1,423,358
57,429	Williams Cos., Inc. (The)	1,626,963

		6,054,386

	Steel—2.9%
48,187	Warrior Met Coal, Inc.	1,493,797

	Total Common Stocks & Other Equity Interests (Cost $55,277,093)	51,146,830

Number of Shares		Value
	Money Market Funds—0.4%
173,555	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $173,555)	$173,555

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $55,450,648)—100.4%	51,320,385

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—3.6%
1,381,049	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	1,381,049
460,212	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	460,350

	Total Money Market Funds (Cost $1,841,399)	1,841,399

	Total Investments in Securities (Cost $57,292,047)—104.0%	53,161,784

	Other assets less liabilities—(4.0)%	(2,035,095)

	Net Assets—100.0%	$51,126,689

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Schedule of Investments(a)

Invesco DWA Financial Momentum ETF (PFI)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.1%
	Application Software—1.9%
6,558	Envestnet, Inc.(b)	$465,552

	Consumer Finance—6.0%
4,830	American Express Co.	566,221
962	Credit Acceptance Corp.(b)	477,364
3,549	World Acceptance Corp.(b)	461,334

		1,504,919

	Data Processing & Outsourced Services—7.7%
5,000	Mastercard, Inc., Class A	1,271,200
3,899	Visa, Inc., Class A	641,113

		1,912,313

	Diversified Banks—2.7%
5,859	JPMorgan Chase & Co.	679,937

	Financial Exchanges & Data—19.5%
5,138	Cboe Global Markets, Inc.	522,072
2,901	CME Group, Inc., Class A	518,989
4,667	MarketAxess Holdings, Inc.	1,298,966
3,403	Moody’s Corp.	669,098
2,951	MSCI, Inc.	665,096
5,748	Nasdaq, Inc.	529,966
2,883	S&P Global, Inc.	636,163

		4,840,350

	Health Care REITs—1.8%
18,221	CareTrust REIT, Inc.	441,859

	Industrial REITs—8.0%
16,213	Americold Realty Trust	518,978
5,417	Innovative Industrial Properties, Inc.(c)	461,203
7,132	Prologis, Inc.	546,811
12,026	Rexford Industrial Realty, Inc.	455,665

		1,982,657

	Insurance Brokers—4.1%
6,150	Arthur J. Gallagher & Co.	514,263
5,244	Marsh & McLennan Cos., Inc.	494,457

		1,008,720

	Investment Banking & Brokerage—4.0%
4,636	Evercore, Inc., Class A	451,685
7,197	LPL Financial Holdings, Inc.	533,226

		984,911

	Life & Health Insurance—4.1%
3,717	Primerica, Inc.	484,288
6,100	Torchmark Corp.	534,726

		1,019,014

	Mortgage REITs—1.7%
31,197	Arbor Realty Trust, Inc.(c)	426,151

	Multi—line Insurance—1.9%
4,527	American Financial Group, Inc.	468,680

	Property & Casualty Insurance—8.1%
2,694	Erie Indemnity Co., Class A	510,028
5,769	Kemper Corp.	518,518

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Property & Casualty Insurance (continued)
6,936	Progressive Corp. (The)	$542,049
6,346	Selective Insurance Group, Inc.	452,533

		2,023,128

	Regional Banks—7.0%
7,714	Eagle Bancorp, Inc.(b)	426,276
41,601	First BanCorp	470,091
5,236	Independent Bank Corp.	420,084
20,772	OFG Bancorp	419,179

		1,735,630

	Residential REITs—2.2%
10,847	Apartment Investment & Management Co., Class A	535,408

	Specialized REITs—15.0%
6,478	American Tower Corp.	1,265,154
9,495	Crown Castle International Corp.	1,194,281
16,085	CubeSmart	513,272
7,339	Extra Space Storage, Inc.	760,981

		3,733,688

	Thrifts & Mortgage Finance—4.4%
1,684	LendingTree, Inc.(b)	648,037
16,241	NMI Holdings, Inc., Class A(b)	456,047

		1,104,084

	Total Common Stocks & Other Equity Interests (Cost $21,251,134)	24,867,001

	Money Market Funds—0.5%
126,694	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $126,694)	126,694

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $21,377,828)—100.6%	24,993,695

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—3.3%
619,301	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	619,301
206,372	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	206,434

	Total Money Market Funds (Cost $825,735)	825,735

	Total Investments in Securities (Cost $22,203,563)—103.9%	25,819,430

	Other assets less liabilities—(3.9)%	(958,201)

	Net Assets—100.0%	$24,861,229

Abbreviations:

REIT—Real Estate Investment Trust

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco DWA Financial Momentum ETF (PFI) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Schedule of Investments(a)

Invesco DWA Healthcare Momentum ETF (PTH)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Biotechnology—22.8%
42,460	Biohaven Pharmaceutical Holding Co., Ltd.(b).	$2,541,231
121,170	CareDx, Inc.(b)	3,297,036
28,584	Enanta Pharmaceuticals, Inc.(b)	2,492,239
106,091	Exact Sciences Corp.(b)	10,470,121
130,102	Invitae Corp.(b)	3,073,009
138,270	Mirati Therapeutics, Inc.(b)	8,225,682
72,932	Ra Pharmaceuticals, Inc.(b)	1,619,091
35,259	uniQure N.V. (Netherlands)(b)	1,981,203
79,002	Veracyte, Inc.(b)	1,806,776
107,867	Vericel Corp.(b)	1,832,660

		37,339,048

	Health Care Equipment—26.8%
18,122	Becton, Dickinson and Co.	4,362,690
107,642	Boston Scientific Corp.(b)	3,995,671
69,367	Cardiovascular Systems, Inc.(b)	2,465,303
27,120	DexCom, Inc.(b)	3,283,418
23,317	Edwards Lifesciences Corp.(b)	4,105,424
34,902	Glaukos Corp.(b)	2,517,481
37,356	Hill-Rom Holdings, Inc.	3,788,646
31,041	Integer Holdings Corp.(b)	2,144,623
6,825	Intuitive Surgical, Inc.(b)	3,485,050
25,585	iRhythm Technologies, Inc.(b)	1,952,391
39,606	Masimo Corp.(b)	5,154,721
79,167	Novocure Ltd.(b)	3,488,890
49,329	Tandem Diabetes Care, Inc.(b)	3,029,294

		43,773,602

	Health Care Facilities—1.0%
13,699	US Physical Therapy, Inc.	1,595,796

	Health Care Services—10.8%
55,499	Amedisys, Inc.(b)	7,093,882
63,352	BioTelemetry, Inc.(b)	3,446,349
44,913	Guardant Health, Inc.(b)	2,942,251
19,458	LHC Group, Inc.(b)	2,161,978
192,750	R1 RCM, Inc.(b)	2,018,092

		17,662,552

	Health Care Supplies—11.1%
26,041	Align Technology, Inc.(b)	8,454,992
43,100	Merit Medical Systems, Inc.(b)	2,421,358
38,073	Quidel Corp.(b)	2,434,388
39,183	West Pharmaceutical Services, Inc.	4,850,463

		18,161,201

	Health Care Technology—4.6%
26,532	Omnicell, Inc.(b)	2,132,112
94,074	Teladoc Health, Inc.(b)	5,350,929

		7,483,041

	Insurance Brokers—2.4%
64,178	eHealth, Inc.(b)	3,898,172

	Life Sciences Tools & Services—8.7%
97,730	Codexis, Inc.(b)	1,925,281
130,964	Fluidigm Corp.(b)	1,799,446
108,593	NeoGenomics, Inc.(b)	2,261,992

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Life Sciences Tools & Services (continued)
27,766	PRA Health Sciences, Inc.(b)	$2,688,304
19,829	Thermo Fisher Scientific, Inc.	5,501,556

		14,176,579

	Managed Health Care—4.9%
25,939	Molina Healthcare, Inc.(b)	3,362,472
20,013	UnitedHealth Group, Inc.	4,664,430

		8,026,902

	Pharmaceuticals—6.9%
316,523	Axsome Therapeutics, Inc.(b)(c)	5,611,953
120,888	Horizon Pharma PLC(b)	3,086,271
66,950	Zogenix, Inc.(b)(c)	2,610,380

		11,308,604

	Total Common Stocks & Other Equity Interests (Cost $152,050,328)	163,425,497

	Money Market Funds—0.3%
416,454	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $416,454)	416,454

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $152,466,782)—100.3%	163,841,951

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—3.5%
4,233,037	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	4,233,037
1,410,594	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,411,017

	Total Money Market Funds (Cost $5,644,054)	5,644,054

	Total Investments in Securities (Cost $158,110,836)—103.8%	169,486,005

	Other assets less liabilities—(3.8)%	(6,134,821)

	Net Assets—100.0%	$163,351,184

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Schedule of Investments(a)

Invesco DWA Industrials Momentum ETF (PRN)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Aerospace & Defense—15.9%
9,099	Boeing Co. (The)	$3,436,601
25,289	HEICO Corp.	2,668,748
20,804	Hexcel Corp.	1,471,051
102,578	Kratos Defense & Security Solutions, Inc.(b)	1,628,939
24,872	Spirit AeroSystems Holdings, Inc., Class A	2,161,377
10,046	TransDigm Group, Inc.(b)	4,847,396

		16,214,112

	Agricultural & Farm Machinery—1.8%
25,138	Toro Co. (The)	1,838,845

	Alternative Carriers—1.2%
16,339	Bandwidth, Inc., Class A(b)	1,232,287

	Application Software—3.6%
13,225	Fair Isaac Corp.(b)	3,699,694

	Building Products—6.8%
11,432	Lennox International, Inc.	3,103,216
54,658	Masco Corp.	2,134,942
24,559	Trex Co., Inc.(b)	1,701,202

		6,939,360

	Construction & Engineering—1.1%
20,198	Comfort Systems USA, Inc.	1,092,712

	Data Processing & Outsourced Services—7.4%
13,678	Automatic Data Processing, Inc.	2,248,527
29,233	Fiserv, Inc.(b)	2,550,287
18,691	Global Payments, Inc.	2,730,194

		7,529,008

	Distributors—2.0%
11,021	Pool Corp.	2,024,998

	Diversified Support Services—3.0%
13,916	Cintas Corp.	3,021,720

	Electrical Components & Equipment—5.9%
50,645	AMETEK, Inc.	4,465,370
98,664	Sunrun, Inc.(b)	1,500,679

		5,966,049

	Electronic Components—1.4%
8,591	Rogers Corp.(b)	1,439,164

	Electronic Equipment & Instruments—2.2%
25,286	Keysight Technologies, Inc.(b)	2,200,641

	Electronic Manufacturing Services—1.5%
25,131	Fabrinet (Thailand)(b)	1,520,928

	Environmental & Facilities Services—1.5%
40,948	Casella Waste Systems, Inc., Class A(b)	1,528,179

	Health Care Equipment—5.6%
27,915	Danaher Corp.	3,697,062
7,194	Teleflex, Inc.	2,058,779

		5,755,841

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Human Resource & Employment Services—3.2%
13,057	Insperity, Inc.	$1,561,095
27,194	TriNet Group, Inc.(b)	1,695,274

		3,256,369

	Industrial Conglomerates—4.2%
11,849	Roper Technologies, Inc.	4,262,085

	Industrial Machinery—6.6%
19,974	Chart Industries, Inc.(b)	1,763,105
14,449	IDEX Corp.	2,263,580
21,859	Ingersoll-Rand PLC	2,680,132

		6,706,817

	IT Consulting & Other Services—7.6%
19,602	Accenture PLC, Class A	3,580,697
25,950	Gartner, Inc.(b)	4,125,272

		7,705,969

	Life Sciences Tools & Services—2.5%
3,435	Mettler-Toledo International, Inc.(b)	2,559,968

	Railroads—4.2%
24,275	Union Pacific Corp.	4,297,646

	Semiconductors—3.3%
20,881	Universal Display Corp.(c)	3,332,608

	Specialty Chemicals—4.4%
9,973	Sherwin-Williams Co. (The)	4,536,020

	Technology Hardware, Storage & Peripherals—1.6%
162,689	Diebold Nixdorf, Inc.(b)	1,641,532

	Trading Companies & Distributors—1.5%
46,632	Triton International Ltd. (Bermuda)	1,536,524

	Total Common Stocks & Other Equity Interests (Cost $84,209,243)	101,839,076

	Money Market Funds—0.2%
172,752	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $172,752)	172,752

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $84,381,995)—100.2%	102,011,828

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—2.9%
2,208,499	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	2,208,499

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Invesco DWA Industrials Momentum ETF (PRN) (continued)

April 30, 2019

Number of Shares		Value
	Money Market Funds (continued)
735,946	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	$736,166

	Total Money Market Funds (Cost $2,944,665)	2,944,665

	Total Investments in Securities (Cost $87,326,660)—103.1%	104,956,493

	Other assets less liabilities—(3.1)%	(3,117,370)

	Net Assets—100.0%	$101,839,123

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

Invesco DWA Technology Momentum ETF (PTF)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Aerospace & Defense—1.8%
42,564	Mercury Systems, Inc.(b)	$3,108,023

	Application Software—50.4%
19,471	Adobe, Inc.(b)	5,631,987
37,072	Alarm.com Holdings, Inc.(b)	2,627,663
72,759	Alteryx, Inc., Class A(b)	6,449,358
20,888	AppFolio, Inc., Class A(b)	2,028,434
105,872	Cadence Design Systems, Inc.(b)	7,345,399
47,132	Coupa Software, Inc.(b)	4,870,150
45,992	Domo, Inc., Class B(b)	1,761,954
34,201	Everbridge, Inc.(b)	2,527,112
58,429	Five9, Inc.(b)	3,100,827
26,725	HubSpot, Inc.(b)	4,930,495
20,677	Intuit, Inc.	5,191,168
96,304	LivePerson, Inc.(b)	2,824,596
63,522	Mimecast Ltd.(b)	3,272,018
58,804	Paycom Software, Inc.(b)	11,909,574
34,722	Q2 Holdings, Inc.(b)	2,618,733
72,244	RingCentral, Inc., Class A(b)	8,407,034
68,875	SS&C Technologies Holdings, Inc.	4,660,082
39,135	Upland Software, Inc.(b)	1,819,386
38,914	Workiva, Inc.(b)	2,067,890
53,564	Zendesk, Inc.(b)	4,701,848

		88,745,708

	Communications Equipment—4.2%
15,195	Arista Networks, Inc.(b)	4,745,247
15,278	Ubiquiti Networks, Inc.	2,604,135

		7,349,382

	Data Processing & Outsourced Services—6.4%
27,704	Jack Henry & Associates, Inc.	4,129,558
99,076	Square, Inc., Class A(b)	7,214,714

		11,344,272

	Health Care Technology—3.1%
38,987	Veeva Systems, Inc., Class A(b)	5,453,112

	Integrated Telecommunication Services—0.7%
249,796	Pareteum Corp.(b)(c)	1,139,070

	Interactive Media & Services—3.2%
93,787	Match Group, Inc.	5,664,735

	Internet Services & Infrastructure—14.1%
52,759	MongoDB, Inc.(b)	7,434,798
48,070	Okta, Inc.(b)	5,000,722
56,234	Twilio, Inc., Class A(b)	7,711,931
23,609	VeriSign, Inc.(b)	4,661,597

		24,809,048

	IT Consulting & Other Services—1.8%
54,922	LiveRamp Holdings, Inc.(b)	3,203,600

	Semiconductors—5.7%
20,633	Broadcom, Inc.	6,569,547
21,897	Monolithic Power Systems, Inc.	3,409,582

		9,979,129

	Specialized REITs—2.7%
23,612	SBA Communications Corp., Class A(b)	4,810,473

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Systems Software—5.9%
41,256	Rapid7, Inc.(b)	$2,241,851
16,885	ServiceNow, Inc.(b)	4,584,447
52,788	Zscaler, Inc.(b)	3,605,948

		10,432,246

	Total Common Stocks & Other Equity Interests (Cost $140,477,064)	176,038,798

	Money Market Funds—0.2%
266,670	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $266,670)	266,670

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $140,743,734)—100.2%	176,305,468

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.5%
727,805	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	727,805
242,535	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	242,608

	Total Money Market Funds (Cost $970,413)	970,413

	Total Investments in Securities (Cost $141,714,147)—100.7%	177,275,881

	Other assets less liabilities—(0.7)%	(1,310,298)

	Net Assets—100.0%	$175,965,583

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Schedule of Investments(a)

Invesco DWA Utilities Momentum ETF (PUI)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Electric Utilities—37.3%
175,838	Alliant Energy Corp.	$8,304,829
87,991	American Electric Power Co., Inc.	7,527,630
89,162	Duke Energy Corp.	8,124,441
112,309	Eversource Energy	8,048,063
65,856	IDACORP, Inc.	6,521,061
41,932	NextEra Energy, Inc.	8,153,258
177,650	OGE Energy Corp.	7,521,701
87,084	Pinnacle West Capital Corp.	8,296,493
152,956	PNM Resources, Inc.	7,103,277
117,173	Portland General Electric Co.	6,129,320
137,293	Xcel Energy, Inc.	7,757,054

		83,487,127

	Gas Utilities—16.1%
78,595	Atmos Energy Corp.	8,043,412
147,395	New Jersey Resources Corp.	7,381,542
69,225	ONE Gas, Inc.	6,127,797
77,723	Spire, Inc.	6,543,500
144,632	UGI Corp.	7,883,890

		35,980,141

	Independent Power Producers & Energy Traders —6.7%
403,989	AES Corp. (The)	6,916,291
197,522	NRG Energy, Inc.	8,131,981

		15,048,272

	Multi-Utilities—24.9%
98,456	Ameren Corp.	7,164,643
271,746	CenterPoint Energy, Inc.	8,424,126
145,314	CMS Energy Corp.	8,072,193
89,297	Consolidated Edison, Inc.	7,693,829
67,522	DTE Energy Co.	8,488,191
281,621	NiSource, Inc.	7,823,431
101,916	WEC Energy Group, Inc.	7,993,272

		55,659,685

	Oil & Gas Storage & Transportation—3.6%
117,454	ONEOK, Inc.	7,978,650

	Water Utilities—8.7%
79,176	American States Water Co.	5,634,956
80,936	American Water Works Co., Inc.	8,756,466
101,416	California Water Service Group	5,110,352

		19,501,774

	Wireless Telecommunication Services—2.7%
144,857	Shenandoah Telecommunications Co.	5,986,940

	Total Common Stocks & Other Equity Interests (Cost $211,979,443)	223,642,589

Number of Shares		Value
	Money Market Funds—0.2%
348,733	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(b) (Cost $ 348,733)	$348,733

	Total Investments in Securities (Cost $ 212,328,176)—100.2%	223,991,322

	Other assets less liabilities—(0.2)%	(354,528)

	Net Assets—100.0%	$223,636,794

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

Invesco NASDAQ Internet ETF (PNQI)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Advertising—0.2%
40,434	Criteo S.A., ADR (France)(b)	$799,784
17,972	TechTarget, Inc.(b)	299,953

		1,099,737

	Alternative Carriers—0.3%
29,746	Cogent Communications Holdings, Inc.	1,642,872

	Application Software—5.9%
37,317	2U, Inc.(b)	2,257,678
30,809	Alarm.com Holdings, Inc.(b)	2,183,742
80,204	Anaplan, Inc.(b)(c)	3,157,631
10,162	AppFolio, Inc., Class A(b)	986,832
20,816	Benefitfocus, Inc.(b)	847,836
37,932	Cornerstone OnDemand, Inc.(b)	2,072,984
38,153	Coupa Software, Inc.(b)	3,942,349
17,908	eGain Corp.(b)	178,901
29,346	Envestnet, Inc.(b)	2,083,273
38,029	Five9, Inc.(b)	2,018,199
31,635	j2 Global, Inc.	2,771,859
41,036	LivePerson, Inc.(b)	1,203,586
32,630	LogMeIn, Inc.	2,688,712
36,809	New Relic, Inc.(b)	3,873,779
93,661	Nutanix, Inc., Class A(b)	4,045,219
11,398	SPS Commerce, Inc.(b)	1,182,428

		35,495,008

	Asset Management & Custody Banks—0.2%
30,789	Blucora, Inc.(b)	1,077,615

	Commercial Printing—0.3%
19,796	Cimpress N.V. (Netherlands)(b)	1,789,559

	Communications Equipment—2.5%
48,492	Arista Networks, Inc.(b)	15,143,567

	Data Processing & Outsourced Services—0.1%
42,766	NIC, Inc.	738,141

	Interactive Home Entertainment—2.6%
46,865	NetEase, Inc., ADR (China)	13,334,498
84,510	Sea Ltd., ADR (Thailand)(b)	2,103,454

		15,437,952

	Interactive Media & Services—32.5%
39,263	Alphabet, Inc., Class C(b)	46,663,290
36,159	Autohome, Inc., ADR (China)(b)	4,176,003
135,297	Baidu, Inc., ADR (China)(b)	22,490,420
22,862	Eventbrite, Inc., Class A(b)	571,550
272,357	Facebook, Inc., Class A(b)	52,673,844
49,728	IAC/InterActiveCorp.(b)	11,180,844
43,984	Match Group, Inc.	2,656,634
47,457	Meet Group, Inc. (The)(b)	263,861
100,665	Momo, Inc., ADR (China)	3,530,322
31,968	QuinStreet, Inc.(b)	456,183
45,871	SINA Corp. (China)(b)	2,887,121
668,353	Snap, Inc., Class A(b)(c)	7,445,452
58,686	Sogou, Inc., ADR (China)(b)(c)	333,923
25,373	Sohu.com Ltd., ADR (China)(b)	524,460
80,443	TripAdvisor, Inc.(b)	4,281,981
66,753	TrueCar, Inc.(b)	429,889

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Interactive Media & Services (continued)
491,037	Twitter, Inc.(b)	$19,597,287
47,871	Weibo Corp., ADR (China)(b)	3,279,164
183,215	Yandex N.V., Class A (Russia)(b)	6,857,737
31,778	YY, Inc., ADR (China)(b)	2,688,737
37,297	Zillow Group, Inc., Class A(b)	1,238,633

		194,227,335

	Internet & Direct Marketing Retail—38.2%
22,859	1-800-Flowers.com, Inc., Class A(b)	486,668
240,352	Alibaba Group Holding Ltd., ADR (China)(b)	44,602,121
26,815	Amazon.com, Inc.(b)	51,659,634
27,807	Baozun, Inc., ADR (China)(b)(c)	1,348,640
12,956	Booking Holdings, Inc.(b)	24,033,250
311,598	Ctrip.com International, Ltd., ADR (China)(b)	13,725,892
585,970	eBay, Inc.	22,706,337
76,740	Etsy, Inc.(b)	5,183,020
85,982	Expedia Group, Inc.	11,163,903
366,039	Groupon, Inc.(b)	1,288,457
58,405	GrubHub, Inc.(b)	3,900,870
591,918	JD.com, Inc., ADR (China)(b)	17,917,358
20,674	Lands’ End, Inc.(b)	362,002
34,977	Liberty Expedia Holdings, Inc., Series A(b)	1,623,632
21,378	Liquidity Services, Inc.(b)	145,157
38,088	MakeMyTrip Ltd. (India)(b)	960,198
28,930	MercadoLibre, Inc. (Argentina)(b)	14,006,170
20,631	Overstock.com, Inc.(b)(c)	271,917
13,269	PetMed Express, Inc.(c)	289,928
21,568	Shutterfly, Inc.(b)	945,325
22,516	Shutterstock, Inc.	910,772
11,618	Stamps.com, Inc.(b)	996,824
26,947	Stitch Fix, Inc., Class A(b)(c)	718,138
299,513	Vipshop Holdings Ltd., ADR (China)(b)	2,578,807
40,456	Wayfair, Inc., Class A(b)	6,559,940

		228,384,960

	Internet Services & Infrastructure—7.5%
39,971	21Vianet Group, Inc., ADR (China)(b)	314,172
104,374	Akamai Technologies, Inc.(b)	8,356,182
23,520	Brightcove, Inc.(b)	235,906
22,056	Carbonite, Inc.(b)	541,034
92,413	Endurance International Group Holdings, Inc.(b)	511,044
110,961	GoDaddy, Inc., Class A(b)	9,043,321
63,049	Okta, Inc.(b)	6,558,987
76,633	VeriSign, Inc.(b)	15,131,186
30,818	Wix.com Ltd. (Israel)(b)	4,134,543

		44,826,375

	IT Consulting & Other Services—0.1%
33,428	Switch, Inc., Class A(c)	363,362

	Movies & Entertainment—7.6%
122,852	Netflix, Inc.(b)	45,521,580

	Research & Consulting Services—1.9%
23,325	CoStar Group, Inc.(b)	11,575,031

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Invesco NASDAQ Internet ETF (PNQI) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Wireless Telecommunication Services—0.1%
27,284	Boingo Wireless, Inc.(b)	$620,438
56,198	Gogo, Inc.(b)(c)	295,602

		916,040

	Total Common Stocks & Other Equity Interests (Cost $502,985,270)	598,239,134

	Money Market Funds—0.0%
44,687	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $44,687)	44,687

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $503,029,957)—100.0%	598,283,821

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.2%
5,209,761	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	5,209,761
1,736,067	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	1,736,588

	Total Money Market Funds (Cost $6,946,349)	6,946,349

	Total Investments in Securities (Cost $509,976,306)—101.2%	605,230,170

	Other assets less liabilities—(1.2)%	(6,998,596)

	Net Assets—100.0%	$598,231,574

Abbreviations:

ADR—American Depositary Receipt

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

This Fund has holdings greater than 10% of net assets in the following country:

China	22.5%

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Statements of Assets and Liabilities

April 30, 2019

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Assets:
Unaffiliated investments in securities, at value(a)	$63,514,799	$31,270,023	$174,405,551	$51,146,830
Affiliated investments in securities, at value	3,109,917	3,315,877	4,599,077	2,014,954
Cash	—	—	—	—
Receivable for:
Dividends	82,320	13,086	91,592	47,991
Securities lending	292	1,253	320	3,384
Investments sold	—	—	—	—
Fund shares sold	—	—	—	—
Foreign tax reclaims	—	—	—	—

Total assets	66,707,328	34,600,239	179,096,540	53,213,159

Liabilities:
Payable for:
Investments purchased	69,730	—	—	—
Collateral upon return of securities loaned	2,873,715	3,142,034	4,317,788	1,841,399
Fund shares repurchased	—	—	—	—
Accrued unitary management fees	—	—	—	—
Accrued advisory fees	15,478	3,570	55,061	11,276
Accrued trustees’ and officer’s fees	36,944	34,807	37,709	41,418
Accrued expenses	193,888	149,189	285,334	192,377

Total liabilities	3,189,755	3,329,600	4,695,892	2,086,470

Net Assets	$63,517,573	$31,270,639	$174,400,648	$51,126,689

Net assets consist of:
Shares of beneficial interest	$102,865,373	$83,146,692	$213,852,374	$218,575,092
Distributable earnings	(39,347,800)	(51,876,053)	(39,451,726)	(167,448,403)

Net Assets	$63,517,573	$31,270,639	$174,400,648	$51,126,689

Shares outstanding (unlimited amount authorized, $0.01 par value)	1,050,000	550,000	2,400,000	1,600,000
Net asset value	$60.49	$56.86	$72.67	$31.95

Market price	$60.48	$56.87	$72.65	$31.95

Unaffiliated investments in securities, at cost	$61,197,963	$26,958,677	$156,095,614	$55,277,093

Affiliated investments in securities, at cost	$3,109,917	$3,315,877	$4,599,077	$2,014,954

(a) Includes securities on loan with an aggregate value of	$2,813,961	$3,089,486	$4,299,215	$1,799,661

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$24,867,001	$163,425,497	$101,839,076	$176,038,798	$223,642,589	$598,239,134
952,429	6,060,508	3,117,417	1,237,083	348,733	6,991,036
634	—	1,200	—	—	—

6,929	7,647	34,416	544	347,965	195
962	3,975	228	2,796	—	9,769
—	—	—	—	1,606,411	613,325
—	—	—	7,161,367	—	—
—	—	—	10,778	—	—

25,827,955	169,497,627	104,992,337	184,451,366	225,945,698	605,853,459

—	—	—	7,164,484	349,780	386,884
825,735	5,644,054	2,944,665	970,413	—	6,946,349
—	—	—	—	1,608,878	—
—	—	—	—	—	288,652
3,015	57,831	32,206	47,128	78,433	—
32,848	41,345	37,690	37,053	34,969	—
105,128	403,213	138,653	266,705	236,844	—

966,726	6,146,443	3,153,214	8,485,783	2,308,904	7,621,885

$24,861,229	$163,351,184	$101,839,123	$175,965,583	$223,636,794	$598,231,574

$36,754,598	$298,419,025	$138,000,091	$216,344,528	$225,260,629	$545,676,449
(11,893,369)	(135,067,841)	(36,160,968)	(40,378,945)	(1,623,835)	52,555,125

$24,861,229	$163,351,184	$101,839,123	$175,965,583	$223,636,794	$598,231,574

700,000	2,100,000	1,600,000	2,450,000	6,950,000	4,200,000
$35.52	$77.79	$63.65	$71.82	$32.18	$142.44

$35.49	$77.69	$63.64	$71.91	$32.18	$142.41

$21,251,134	$152,050,328	$84,209,243	$140,477,064	$211,979,443	$502,985,270

$952,429	$6,060,508	$3,117,417	$1,237,083	$348,733	$6,991,036

$798,590	$5,417,252	$2,905,518	$983,319	$—	$6,762,512

49

Statements of Operations

For the year ended April 30, 2019

	Invesco DWA Basic Materials Momentum ETF (PYZ)	Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	Invesco DWA Consumer Staples Momentum ETF (PSL)	Invesco DWA Energy Momentum ETF (PXI)
Investment income:
Unaffiliated dividend income	$1,458,585	$365,804	$1,848,668	$1,084,720
Affiliated dividend income	3,630	2,551	4,447	3,748
Securities lending income	727	28,660	3,714	54,460
Foreign witholding tax	—	—	—	—

Total investment income	1,462,942	397,015	1,856,829	1,142,928

Expenses:
Unitary management fees	—	—	—	—
Advisory fees	425,449	263,879	747,592	431,622
Sub-licensing fees	127,635	79,164	224,279	129,487
Accounting & administration fees	32,620	28,980	31,591	31,172
Professional fees	24,944	24,421	24,987	24,775
Custodian & transfer agent fees	3,818	4,571	2,538	4,344
Trustees’ and officer’s fees	7,594	7,139	8,027	7,772
Other expenses	20,963	16,036	19,030	21,235

Total expenses	643,023	424,190	1,058,044	650,407

Less: Waivers	(132,810)	(107,760)	(161,293)	(132,817)

Net expenses	510,213	316,430	896,751	517,590

Net investment income (loss)	952,729	80,585	960,078	625,338

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Investment securities	(8,671,190)	(7,956,362)	(16,835,831)	(19,680,358)
In-kind redemptions	6,045,613	9,368,085	16,781,685	15,330,393

Net realized gain (loss)	(2,625,577)	1,411,723	(54,146)	(4,349,965)

Change in unrealized appreciation (depreciation) on investment securities	(7,328,753)	341,267	7,172,036	(18,412,376)

Net realized and unrealized gain (loss)	(9,954,330)	1,752,990	7,117,890	(22,762,341)

Net increase (decrease) in net assets resulting from operations	$(9,001,601)	$1,833,575	$8,077,968	$(22,137,003)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco DWA Financial Momentum ETF (PFI)	Invesco DWA Healthcare Momentum ETF (PTH)	Invesco DWA Industrials Momentum ETF (PRN)	Invesco DWA Technology Momentum ETF (PTF)	Invesco DWA Utilities Momentum ETF (PUI)	Invesco NASDAQ Internet ETF (PNQI)

$701,534	$290,954	$934,141	$555,990	$2,775,314	$1,219,504
2,538	4,841	3,408	5,408	2,813	3,174
1,424	196,825	514	48,382	—	327,206
(425)	—	(5,973)	—	(13)	—

705,071	492,620	932,090	609,780	2,778,114	1,549,884

—	—	—	—	—	3,581,189
194,242	1,190,901	525,421	680,207	517,909	—
30,276	357,988	53,738	204,442	155,369	—
30,692	37,678	33,740	35,692	28,015	—
24,549	25,617	24,134	24,449	22,812	—
3,575	5,968	5,891	4,466	9,383	—
7,064	9,285	7,869	8,056	7,199	—
18,179	25,974	19,139	20,238	16,487	—

308,577	1,653,411	669,932	977,550	757,174	3,581,189

(75,711)	(224,675)	(39,696)	(161,738)	(135,984)	(292)

232,866	1,428,736	630,236	815,812	621,190	3,580,897

472,205	(936,116)	301,854	(206,032)	2,156,924	(2,031,013)

(4,790,462)	(66,117,239)	(10,759,291)	(8,959,394)	(1,277,550)	(17,246,071)
7,033,416	54,956,798	11,054,922	25,248,558	7,767,846	75,868,440

2,242,954	(11,160,441)	295,631	16,289,164	6,490,296	58,622,369

(3,476,945)	(10,003,951)	7,878,282	15,847,728	10,841,628	(8,326,753)

(1,233,991)	(21,164,392)	8,173,913	32,136,892	17,331,924	50,295,616

$(761,786)	$(22,100,508)	$8,475,767	$31,930,860	$19,488,848	$48,264,603

51

Statements of Changes in Net Assets

For the years ended April 30, 2019 and 2018

	Invesco DWA Basic Materials Momentum ETF (PYZ)		Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$952,729	$753,674	$80,585	$207,733
Net realized gain (loss)	(2,625,577)	6,406,896	1,411,723	2,465,265
Change in net unrealized appreciation (depreciation)	(7,328,753)	1,802,654	341,267	443,726

Net increase (decrease) in net assets resulting from operations	(9,001,601)	8,963,224	1,833,575	3,116,724

Distributions to Shareholders from:
Distributable earnings	(888,902)	(618,978)	(158,244)	(174,078)

Shareholder Transactions:
Proceeds from shares sold	27,240,965	63,257,342	52,623,503	93,230,455
Value of shares repurchased	(53,946,537)	(72,756,787)	(78,491,892)	(69,545,904)

Net increase (decrease) in net assets resulting from share transactions	(26,705,572)	(9,499,445)	(25,868,389)	23,684,551

Net increase (decrease) in net assets	(36,596,075)	(1,155,199)	(24,193,058)	26,627,197

Net assets:
Beginning of year	100,113,648	101,268,847	55,463,697	28,836,500

End of year	$63,517,573	$100,113,648	$31,270,639	$55,463,697

Changes in Shares Outstanding:
Shares sold	400,000	950,000	950,000	1,950,000
Shares repurchased	(850,000)	(1,100,000)	(1,500,000)	(1,500,000)
Shares outstanding, beginning of year	1,500,000	1,650,000	1,100,000	650,000

Shares outstanding, end of year	1,050,000	1,500,000	550,000	1,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Invesco DWA Consumer Staples Momentum ETF (PSL)		Invesco DWA Energy Momentum ETF (PXI)		Invesco DWA Financial Momentum ETF (PFI)		Invesco DWA Healthcare Momentum ETF (PTH)
2019	2018	2019	2018	2019	2018	2019	2018

$960,078	$483,488	$625,338	$1,048,595	$472,205	$776,514	$(936,116)	$(400,484)
(54,146)	5,073,454	(4,349,965)	(10,879,545)	2,242,954	3,584,062	(11,160,441)	25,406,736
7,172,036	4,488,372	(18,412,376)	21,908,276	(3,476,945)	6,536,625	(10,003,951)	12,271,288

8,077,968	10,045,314	(22,137,003)	12,077,326	(761,786)	10,897,201	(22,100,508)	37,277,540

(896,392)	(351,231)	(813,322)	(808,060)	(535,745)	(612,178)	—	—

184,250,972	55,005,066	109,650,071	21,017,579	17,180,080	61,429,140	366,642,626	234,947,048
(108,009,337)	(50,913,125)	(124,310,912)	(56,280,030)	(61,351,116)	(87,240,976)	(336,483,387)	(180,211,073)

76,241,635	4,091,941	(14,660,841)	(35,262,451)	(44,171,036)	(25,811,836)	30,159,239	54,735,975

83,423,211	13,786,024	(37,611,166)	(23,993,185)	(45,468,567)	(15,526,813)	8,058,731	92,013,515

90,977,437	77,191,413	88,737,855	112,731,040	70,329,796	85,856,609	155,292,453	63,278,938

$174,400,648	$90,977,437	$51,126,689	$88,737,855	$24,861,229	$70,329,796	$163,351,184	$155,292,453

2,600,000	850,000	2,550,000	550,000	500,000	1,850,000	4,100,000	3,450,000
(1,550,000)	(800,000)	(3,050,000)	(1,550,000)	(1,800,000)	(2,650,000)	(4,000,000)	(2,600,000)
1,350,000	1,300,000	2,100,000	3,100,000	2,000,000	2,800,000	2,000,000	1,150,000

2,400,000	1,350,000	1,600,000	2,100,000	700,000	2,000,000	2,100,000	2,000,000

53

Statements of Changes in Net Assets (continued)

For the years ended April 30, 2019 and 2018

	Invesco DWA Industrials Momentum ETF (PRN)		Invesco DWA Technology Momentum ETF (PTF)
	2019	2018	2019	2018
Operations:
Net investment income (loss)	$301,854	$475,892	$(206,032)	$95,831
Net realized gain	295,631	14,254,002	16,289,164	24,828,738
Change in net unrealized appreciation (depreciation)	7,878,282	(501,925)	15,847,728	2,069,284

Net increase in net assets resulting from operations	8,475,767	14,227,969	31,930,860	26,993,853

Distributions to Shareholders from:
Distributable earnings	(271,559)	(510,083)	(94,036)	(51,408)
Return of capital	—	(271,174)	—	—

Total distributions to shareholders	(271,559)	(781,257)	(94,036)	(51,408)

Shareholder Transactions:
Proceeds from shares sold	70,906,996	90,162,488	155,387,556	99,710,756
Value of shares repurchased	(84,325,128)	(127,225,474)	(129,255,146)	(139,873,509)

Net increase (decrease) in net assets resulting from share transactions	(13,418,132)	(37,062,986)	26,132,410	(40,162,753)

Net increase (decrease) in net assets	(5,213,924)	(23,616,274)	57,969,234	(13,220,308)

Net assets:
Beginning of year	107,053,047	130,669,321	117,996,349	131,216,657

End of year	$101,839,123	$107,053,047	$175,965,583	$117,996,349

Changes in Shares Outstanding:
Shares sold	1,150,000	1,550,000	2,400,000	1,950,000
Shares repurchased	(1,400,000)	(2,200,000)	(2,050,000)	(2,750,000)
Shares outstanding, beginning of year	1,850,000	2,500,000	2,100,000	2,900,000

Shares outstanding, end of year	1,600,000	1,850,000	2,450,000	2,100,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Invesco DWA Utilities Momentum ETF (PUI)		Invesco NASDAQ Internet ETF (PNQI)
2019	2018	2019	2018

$2,156,924	$1,435,638	$(2,031,013)	$(1,479,291)
6,490,296	2,264,535	58,622,369	75,580,692
10,841,628	(1,822,585)	(8,326,753)	41,807,534

19,488,848	1,877,588	48,264,603	115,908,935

(1,488,891)	(1,607,003)	—	(109,107)
—	—	—	—

(1,488,891)	(1,607,003)	—	(109,107)

224,199,894	9,942,147	148,587,172	322,305,601
(63,293,016)	(102,958,355)	(199,155,415)	(189,509,351)

160,906,878	(93,016,208)	(50,568,243)	132,796,250

178,906,835	(92,745,623)	(2,303,640)	248,596,078

44,729,959	137,475,582	600,535,214	351,939,136

$223,636,794	$44,729,959	$598,231,574	$600,535,214

7,350,000	350,000	1,100,000	2,700,000
(2,050,000)	(3,700,000)	(1,550,000)	(1,600,000)
1,650,000	5,000,000	4,650,000	3,550,000

6,950,000	1,650,000	4,200,000	4,650,000

55

Financial Highlights

Invesco DWA Basic Materials Momentum ETF (PYZ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$66.74	$61.38	$54.35	$53.85	$52.33
Net investment income(a)	0.72	0.49	0.46	0.58	0.43
Net realized and unrealized gain (loss) on investments	(6.30)	5.27	7.14	0.59	1.57
Total from investment operations	(5.58)	5.76	7.60	1.17	2.00
Distributions to shareholders from:
Net investment income	(0.67)	(0.40)	(0.57)	(0.67)	(0.48)
Net asset value at end of year	$60.49	$66.74	$61.38	$54.35	$53.85
Market price at end of year(b)	$60.48	$66.79	$61.38	$54.38	$53.80
Net Asset Value Total Return(c)	(8.36)%	9.40%	14.04%	2.32%	3.82%
Market Price Total Return(c)	(8.46)%	9.48%	13.98%	2.47%	3.77%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$63,518	$100,114	$101,269	$168,497	$78,082
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.76%	0.76%	0.69%	0.69%	0.69%
Net investment income, after Waivers	1.12%	0.75%	0.79%	1.17%	0.79%
Portfolio turnover rate(d)	89%	75%	132%	96%	80%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$50.42	$44.36	$42.26	$45.93	$39.79
Net investment income(a)	0.08	0.25	0.15	0.17	0.27
Net realized and unrealized gain (loss) on investments	6.53	6.03	2.30	(3.71)	6.06
Total from investment operations	6.61	6.28	2.45	(3.54)	6.33
Distributions to shareholders from:
Net investment income	(0.17)	(0.22)	(0.35)	(0.13)	(0.19)
Net asset value at end of year	$56.86	$50.42	$44.36	$42.26	$45.93
Market price at end of year(b)	$56.87	$50.48	$44.37	$42.25	$45.93
Net Asset Value Total Return(c)	13.15%	14.20%	5.85%	(7.73)%	15.91%
Market Price Total Return(c)	13.03%	14.31%	5.90%	(7.76)%	16.06%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$31,271	$55,464	$28,837	$92,964	$96,463
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.80%	0.90%	0.86%	0.71%	0.81%
Net investment income, after Waivers	0.15%	0.52%	0.35%	0.39%	0.63%
Portfolio turnover rate(d)	136%	185%	117%	139%	114%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Financial Highlights (continued)

Invesco DWA Consumer Staples Momentum ETF (PSL)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$67.39	$59.38	$56.05	$51.43	$43.04
Net investment income(a)	0.45	0.41	0.76	0.43	0.76	(b)
Net realized and unrealized gain on investments	5.25	7.90	3.69	4.54	8.37
Total from investment operations	5.70	8.31	4.45	4.97	9.13
Distributions to shareholders from:
Net investment income	(0.42)	(0.30)	(1.12)	(0.35)	(0.74)
Net asset value at end of year	$72.67	$67.39	$59.38	$56.05	$51.43
Market price at end of year(c)	$72.65	$67.61	$59.38	$56.05	$51.43
Net Asset Value Total Return(d)	8.50%	14.03%	8.12%	9.67%	21.28%
Market Price Total Return(d)	8.12%	14.40%	8.12%	9.67%	21.31%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$174,401	$90,977	$77,191	$297,070	$97,713
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.71%	0.79%	0.71%	0.69%	0.78%
Net investment income, after Waivers	0.64%	0.65%	1.33%	0.76%	1.54	%(b)
Portfolio turnover rate(e)	118%	80%	106%	113%	83%

(a)	Based on average shares outstanding.
(b)

Net investment income per share and the ratio of net investment income to average net assets include a significant dividend received of $5.77 per share owned of Pilgrim’s Pride Corp. on January 28, 2015. Net investment income per share and the ratio of net investment income to average net assets excluding the significant dividend are $0.28 and 0.55%, respectively.

(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Financial Highlights (continued)

Invesco DWA Energy Momentum ETF (PXI)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$42.26	$36.36	$37.97	$49.51	$60.41
Net investment income(a)	0.28	0.41	0.14	0.51	0.53
Net realized and unrealized gain (loss) on investments	(10.24)	5.80	(1.50)	(11.39)	(10.82)
Total from investment operations	(9.96)	6.21	(1.36)	(10.88)	(10.29)
Distributions to shareholders from:
Net investment income	(0.35)	(0.31)	(0.19)	(0.66)	(0.61)
Return of capital	—	—	(0.06)	—	—
Total distributions	(0.35)	(0.31)	(0.25)	(0.66)	(0.61)
Net asset value at end of year	$31.95	$42.26	$36.36	$37.97	$49.51
Market price at end of year(b)	$31.95	$42.32	$36.35	$37.95	$49.51
Net Asset Value Total Return(c)	(23.63)%	17.28%	(3.62)%	(22.01)%	(17.08)%
Market Price Total Return(c)	(23.74)%	17.47%	(3.60)%	(22.05)%	(17.02)%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$51,127	$88,738	$112,731	$125,286	$183,178
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.75%	0.78%	0.72%	0.76%	0.74%
Net investment income, after Waivers	0.72%	1.15%	0.34%	1.32%	0.97%
Portfolio turnover rate(d)	113%	95%	116%	119%	109%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Financial Highlights (continued)

Invesco DWA Financial Momentum ETF (PFI)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$35.16	$30.66	$29.42	$30.76	$27.82
Net investment income(a)	0.41	0.35	0.47	0.42	0.37
Net realized and unrealized gain (loss) on investments	0.39	4.44	1.43	(1.37)	2.92
Total from investment operations	0.80	4.79	1.90	(0.95)	3.29
Distributions to shareholders from:
Net investment income	(0.44)	(0.29)	(0.66)	(0.39)	(0.35)
Net asset value at end of year	$35.52	$35.16	$30.66	$29.42	$30.76
Market price at end of year(b)	$35.49	$35.22	$30.64	$29.43	$30.76
Net Asset Value Total Return(c)	2.44%	15.64%	6.51%	(3.11)%	11.84%
Market Price Total Return(c)	2.18%	15.91%	6.41%	(3.08)%	11.96%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$24,861	$70,330	$85,857	$29,418	$38,447
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60	%(d)
Expenses, prior to Waivers	0.79%	0.75%	0.77%	0.84%	0.85	%(d)
Net investment income, after Waivers	1.22%	1.04%	1.53%	1.38%	1.24%
Portfolio turnover rate(e)	132%	105%	204%	119%	115%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)

In addition to the fees and expenses which the Fund bears directly, the Fund indirectly bears a pro rata share of the fees and expenses of the investment companies in which the Fund invests. Estimated investment companies’ expenses are not expenses that are incurred directly by the Fund. They are expenses that are incurred directly by the investment companies and are deducted from the value of the investment companies the Fund invests in. The effect of the estimated investment companies’ expenses that the Fund bears indirectly is included in the Fund’s total return.

(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Healthcare Momentum ETF (PTH)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$77.65	$55.03	$44.31	$57.68	$45.34
Net investment income (loss)(a)	(0.33)	(0.21)	(0.19)	(0.27)	(0.20)
Net realized and unrealized gain (loss) on investments	0.47	22.83	10.91	(13.10)	12.54
Total from investment operations	0.14	22.62	10.72	(13.37)	12.34
Net asset value at end of year	$77.79	$77.65	$55.03	$44.31	$57.68
Market price at end of year(b)	$77.69	$77.80	$55.02	$44.28	$57.64
Net Asset Value Total Return(c)	0.18%	41.11%	24.19%	(23.18)%	27.22%
Market Price Total Return(c)	(0.15)%	41.40%	24.26%	(23.18)%	27.13%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$163,351	$155,292	$63,279	$75,332	$178,802
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.69%	0.73%	0.78%	0.70%	0.68%
Net investment income (loss), after Waivers	(0.39)%	(0.31)%	(0.39)%	(0.48)%	(0.38)%
Portfolio turnover rate(d)	166%	130%	175%	200%	151%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco DWA Industrials Momentum ETF (PRN)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$57.87	$52.27	$45.13	$46.84	$46.47
Net investment income(a)	0.17	0.23	0.29	0.22	0.17
Net realized and unrealized gain (loss) on investments	5.76	5.73	7.14	(1.73)	0.35
Total from investment operations	5.93	5.96	7.43	(1.51)	0.52
Distributions to shareholders from:
Net investment income	(0.15)	(0.23)	(0.29)	(0.20)	(0.15)
Return of capital	—	(0.13)	—	—	—
Total distributions	(0.15)	(0.36)	(0.29)	(0.20)	(0.15)
Net asset value at end of year	$63.65	$57.87	$52.27	$45.13	$46.84
Market price at end of year(b)	$63.64	$57.91	$52.26	$45.13	$46.85
Net Asset Value Total Return(c)	10.28%	11.43%	16.50%	(3.24)%	1.12%
Market Price Total Return(c)	10.19%	11.53%	16.48%	(3.26)%	1.23%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$101,839	$107,053	$130,669	$42,876	$112,414
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.64%	0.64%	0.65%	0.65%	0.64%
Net investment income, after Waivers	0.29%	0.39%	0.59%	0.48%	0.36%
Portfolio turnover rate(d)	104%	106%	122%	122%	121%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco DWA Technology Momentum ETF (PTF)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$56.19	$45.25	$36.16	$40.37	$32.44
Net investment income (loss)(a)	(0.09)	0.04	0.07	(0.01)	0.17
Net realized and unrealized gain (loss) on investments	15.76	10.92	9.12	(4.20)	8.02
Total from investment operations	15.67	10.96	9.19	(4.21)	8.19
Distributions to shareholders from:
Net investment income	(0.04)	(0.02)	(0.05)	—	(0.26)
Return of capital	—	—	(0.05)	—	—
Total distributions	(0.04)	(0.02)	(0.10)	—	(0.26)
Net asset value at end of year	$71.82	$56.19	$45.25	$36.16	$40.37
Market price at end of year(b)	$71.91	$56.21	$45.22	$36.16	$40.36
Net Asset Value Total Return(c)	27.90%	24.22%	25.46%	(10.43)%	25.29%
Market Price Total Return(c)	28.01%	24.35%	25.38%	(10.41)%	25.22%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$175,966	$117,996	$131,217	$182,623	$64,588
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.72%	0.74%	0.72%	0.70%	0.77%
Net investment income (loss), after Waivers	(0.15)%	0.08%	0.17%	(0.03)%	0.46%
Portfolio turnover rate(d)	133%	107%	147%	159%	157%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco DWA Utilities Momentum ETF (PUI)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$27.11	$27.50	$25.12	$22.51	$22.49
Net investment income(a)	0.63	0.65	0.65	0.64	0.57
Net realized and unrealized gain (loss) on investments	4.98	(0.31)	2.71	2.60	(0.01)
Total from investment operations	5.61	0.34	3.36	3.24	0.56
Distributions to shareholders from:
Net investment income	(0.54)	(0.73)	(0.98)	(0.63)	(0.54)
Net asset value at end of year	$32.18	$27.11	$27.50	$25.12	$22.51
Market price at end of year(b)	$32.18	$27.13	$27.51	$25.10	$22.50
Net Asset Value Total Return(c)	20.98%	1.16%	13.65%	14.86%	2.48%
Market Price Total Return(c)	20.89%	1.19%	13.78%	14.81%	2.53%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$223,637	$44,730	$137,476	$200,953	$34,893
Ratio to average net assets of:
Expenses, after Waivers	0.60%	0.60%	0.60%	0.60%	0.60%
Expenses, prior to Waivers	0.73%	0.83%	0.71%	0.74%	0.80%
Net investment income, after Waivers	2.08%	2.35%	2.46%	2.74%	2.49%
Portfolio turnover rate(d)	49%	41%	54%	91%	47%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Financial Highlights (continued)

Invesco NASDAQ Internet ETF (PNQI)

	Years Ended April 30,
	2019	2018	2017	2016	2015
Per Share Operating Performance:
Net asset value at beginning of year	$129.15	$99.14	$76.48	$72.28	$61.62
Net investment income (loss)(a)	(0.44)	(0.36)	(0.22)	(0.16)	(0.21)
Net realized and unrealized gain on investments	13.73	30.40	22.88	4.36	10.87
Total from investment operations	13.29	30.04	22.66	4.20	10.66
Distributions to shareholders from:
Net investment income	—	(0.03)	—	—	—
Net asset value at end of year	$142.44	$129.15	$99.14	$76.48	$72.28
Market price at end of year(b)	$142.41	$129.29	$99.17	$76.44	$72.26
Net Asset Value Total Return(c)	10.29%	30.30%	29.63%	5.81%	17.30%
Market Price Total Return(c)	10.15%	30.40%	29.73%	5.79%	17.48%
Ratios/Supplemental Data:
Net assets at end of year (000’s omitted)	$598,232	$600,535	$351,939	$279,152	$216,851
Ratio to average net assets of:
Expenses	0.60%	0.60%	0.60%	0.60%	0.60%
Net investment income (loss)	(0.34)%	(0.31)%	(0.26)%	(0.21)%	(0.31)%
Portfolio turnover rate(d)	20%	20%	14%	27%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2019

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco DWA Basic Materials Momentum ETF (PYZ)	“DWA Basic Materials Momentum ETF”
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)	“DWA Consumer Cyclicals Momentum ETF”
Invesco DWA Consumer Staples Momentum ETF (PSL)	“DWA Consumer Staples Momentum ETF”
Invesco DWA Energy Momentum ETF (PXI)	“DWA Energy Momentum ETF”
Invesco DWA Financial Momentum ETF (PFI)	“DWA Financial Momentum ETF”
Invesco DWA Healthcare Momentum ETF (PTH)	“DWA Healthcare Momentum ETF”
Invesco DWA Industrials Momentum ETF (PRN)	“DWA Industrials Momentum ETF”
Invesco DWA Technology Momentum ETF (PTF)	“DWA Technology Momentum ETF”
Invesco DWA Utilities Momentum ETF (PUI)	“DWA Utilities Momentum ETF”
Invesco NASDAQ Internet ETF (PNQI)	“NASDAQ Internet ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s Shares are listed and traded on The NASDAQ Stock Market LLC.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each Fund is to seek to track the investment results (before fees and expenses) of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
DWA Basic Materials Momentum ETF	Dorsey Wright® Basic Materials Technical Leaders Index
DWA Consumer Cyclicals Momentum ETF	Dorsey Wright® Consumer Cyclicals Technical Leaders Index
DWA Consumer Staples Momentum ETF	Dorsey Wright® Consumer Staples Technical Leaders Index
DWA Energy Momentum ETF	Dorsey Wright® Energy Technical Leaders Index
DWA Financial Momentum ETF	Dorsey Wright® Financials Technical Leaders Index
DWA Healthcare Momentum ETF	Dorsey Wright® Healthcare Technical Leaders Index
DWA Industrials Momentum ETF	Dorsey Wright® Industrials Technical Leaders Index
DWA Technology Momentum ETF	Dorsey Wright® Technology Technical Leaders Index
DWA Utilities Momentum ETF	Dorsey Wright® Utilities Technical Leaders Index
NASDAQ Internet ETF	NASDAQ Internet IndexSM

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued.

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Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each

64

Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for Funds that invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Diversified Fund Risk. NASDAQ Internet ETF is non-diversified and can invest a greater portion of its assets in securities of individual issuers than diversified funds. As a result, changes in the market value of a single investment could cause greater fluctuations in Share price than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on the Fund’s performance.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Momentum Investing Risk. Certain Funds employ a “momentum” style of investing that is subject to the risk that the securities may be more volatile than the market as a whole, or that the returns on securities that have previously exhibited price momentum are less than returns on other styles of investing. Momentum can turn quickly, and stocks that previously have exhibited high momentum may not experience continued positive momentum. In addition, there may be periods when the momentum style of investing is out of favor and therefore, the investment performance of the Fund may suffer.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

Portfolio Turnover Risk. Certain Funds may engage in frequent trading of their portfolio securities in connection with the rebalancing or adjustment of their respective Underlying Index. A portfolio turnover rate of 200%, for example, is equivalent to a Fund buying and selling all of its securities two times during the course of a year. A high portfolio turnover rate (such as 100% or more) could result in high brokerage costs for a Fund. While a high portfolio turnover rate can result in an increase in taxable capital gain distributions to a Fund’s shareholders, each Fund will seek to utilize an in-kind creation and redemption mechanism to minimize realization of capital gains to the extent possible.

C.

Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net

65

of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders — Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes — Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund (except for NASDAQ Internet ETF) is responsible for all of its expenses, including the investment advisory fees, costs of transfer agency, custody, fund administration, legal, audit and other services, interest, taxes, brokerage commissions and other expenses connected with executions of portfolio transactions, sub-licensing fees related to its respective Underlying Index, any distribution fees or expenses, litigation expenses, fees payable to the Trust’s Board members who are not “interested persons” (as defined in the 1940 Act) of the Trust (the “Independent Trustees”) or the Adviser, expenses incurred in connection with the Board members’ services, including travel expenses and legal fees of counsel for the Independent Trustees, acquired fund fees and expenses, if any, and extraordinary expenses.

NASDAQ Internet ETF has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Fund, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects

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of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates — The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Independent Trustee is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending — During the fiscal year ended April 30, 2019, DWA Basic Materials Momentum ETF, DWA Consumer Cyclicals Momentum ETF, DWA Consumer Staples Momentum ETF, DWA Energy Momentum ETF, DWA Financial Momentum ETF, DWA Healthcare Momentum ETF, DWA Industrials Momentum ETF, DWA Technology Momentum ETF and NASDAQ Internet ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the year ended April 30, 2018, distributions from distributable earnings consisted of distributions from net investment income.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into Investment Advisory Agreements with the Adviser on behalf of the Funds, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of the Funds’ investments, managing the Funds’ business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to an Investment Advisory Agreement, each Fund (except for NASDAQ Internet ETF) accrues daily and pays monthly to the Adviser an annual fee of 0.50% of the Fund’s average daily net assets.

Pursuant to another Investment Advisory Agreement, NASDAQ Internet ETF accrues daily and pays monthly to the Adviser, as compensation for its services, an annual unitary management fee of 0.60% of the Fund’s average daily net assets. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of NASDAQ Internet ETF, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Trust also has entered into an Amended and Restated Excess Expense Agreement (the “Expense Agreement”) with the Adviser on behalf of each Fund (except NASDAQ Internet ETF), pursuant to which the Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses (excluding interest expenses, brokerage commissions and other trading expenses, offering costs, taxes, acquired fund fees and expenses, if any, and extraordinary

67

expenses) of each Fund (except NASDAQ Internet ETF) from exceeding 0.60% of the Fund’s average daily net assets per year (the “Expense Cap”), through at least August 31, 2021. Unless the Adviser continues the Expense Agreement, it will terminate on August 31, 2021. During its term, the Expense Agreement cannot be terminated or amended to increase the Expense Cap without approval of the Board of Trustees.

Further, through August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investments in money market funds managed by that affiliate (excluding investments of cash collateral from securities lending). The Adviser cannot discontinue this waiver prior to its expiration. This agreement is not subject to recapture by the Adviser.

For the fiscal year ended April 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

DWA Basic Materials Momentum ETF	$132,810
DWA Consumer Cyclicals Momentum ETF	107,760
DWA Consumer Staples Momentum ETF	161,293
DWA Energy Momentum ETF	132,817
DWA Financial Momentum ETF	75,711
DWA Healthcare Momentum ETF	224,675
DWA Industrials Momentum ETF	39,696
DWA Technology Momentum ETF	161,738
DWA Utilities Momentum ETF	135,984
NASDAQ Internet ETF	292

Except for NASDAQ Internet ETF, the fees waived and/or expenses borne by the Adviser are subject to recapture by the Adviser up to three years from the date the fees were waived or the expenses were incurred, but no recapture payment will be made by the Funds if it would result in the Funds exceeding (i) the Expense Cap or (ii) the expense cap in effect at the time the fees and/or expenses subject to recapture were waived and/or borne by the Adviser.

For the following Funds, the amounts available for potential future recapture by the Adviser under the Expense Agreement and the expiration schedule at April 30, 2019 are as follows:

	Total Potential Recapture	Potential Recapture Amounts Expiring
	Amounts	4/30/20	4/30/21	4/30/22
DWA Basic Materials Momentum ETF	$417,340	$125,307	$159,542	$132,491
DWA Consumer Cyclicals Momentum ETF	342,384	115,120	119,724	107,540
DWA Consumer Staples Momentum ETF	515,744	214,731	140,107	160,906
DWA Energy Momentum ETF	477,796	184,582	160,735	132,479
DWA Financial Momentum ETF	280,277	91,999	112,796	75,482
DWA Healthcare Momentum ETF	523,722	124,797	174,653	224,272
DWA Industrials Momentum ETF	138,096	47,109	51,599	39,388
DWA Technology Momentum ETF	515,135	180,774	173,020	161,341
DWA Utilities Momentum ETF	442,218	165,742	140,725	135,751

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Adviser has entered into a licensing agreement for each Fund with the following entities (each, a “Licensor”):

Fund	Licensor
DWA Basic Materials Momentum ETF	Dorsey Wright & Associates, LLC
DWA Consumer Cyclicals Momentum ETF	Dorsey Wright & Associates, LLC
DWA Consumer Staples Momentum ETF	Dorsey Wright & Associates, LLC
DWA Energy Momentum ETF	Dorsey Wright & Associates, LLC
DWA Financial Momentum ETF	Dorsey Wright & Associates, LLC
DWA Healthcare Momentum ETF	Dorsey Wright & Associates, LLC
DWA Industrials Momentum ETF	Dorsey Wright & Associates, LLC
DWA Technology Momentum ETF	Dorsey Wright & Associates, LLC
DWA Utilities Momentum ETF	Dorsey Wright & Associates, LLC
NASDAQ Internet ETF	Nasdaq, Inc.

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Each Underlying Index name trademark is owned by its respective Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds (except for NASDAQ Internet ETF) are required to pay the sub-licensing fees that are shown on the Statements of Operations. The Funds are not sponsored, endorsed, sold or promoted by the Licensors, and the Licensors make no representation regarding the advisability of investing in any of the Funds.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

NOTE 4—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

As of April 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

NOTE 5—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholders Paid During the Fiscal Years Ended April 30, 2019 and 2018:

	2019		2018
	Ordinary Income	Return of Capital	Ordinary Income	Return of Capital
DWA Basic Materials Momentum ETF	$888,902	$—	$618,978	$—
DWA Consumer Cyclicals Momentum ETF	158,244	—	174,078	—
DWA Consumer Staples Momentum ETF	896,392	—	351,231	—
DWA Energy Momentum ETF	813,322	—	808,060	—
DWA Financial Momentum ETF	535,745	—	612,178	—
DWA Healthcare Momentum ETF	—	—	—	—
DWA Industrials Momentum ETF	271,559	—	510,083	271,174
DWA Technology Momentum ETF	94,036	—	51,408	—
DWA Utilities Momentum ETF	1,488,891	—	1,607,003	—
NASDAQ Internet ETF	—	—	109,107	—

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA Basic Materials Momentum ETF	$223,431	$(34,274)	$2,089,271	$(41,626,228)	$—	$102,865,373	$63,517,573
DWA Consumer Cyclicals Momentum ETF	—	(32,334)	4,306,994	(56,150,713)	—	83,146,692	31,270,639
DWA Consumer Staples Momentum ETF	213,061	(35,031)	17,959,254	(57,589,010)	—	213,852,374	174,400,648
DWA Energy Momentum ETF	70,563	(38,554)	(4,762,092)	(162,718,320)	—	218,575,092	51,126,689
DWA Financial Momentum ETF	115,527	(30,405)	3,589,089	(15,567,580)	—	36,754,598	24,861,229

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	Undistributed Ordinary Income	Temporary Book/Tax Differences	Net Unrealized Appreciation (Depreciation)— Investments	Capital Loss Carryforwards	Late-Year Ordinary Loss Deferral	Shares of Beneficial Interest	Total Net Assets
DWA Healthcare Momentum ETF	$—	$(38,772)	$11,011,358	$(145,792,956)	$(247,471)	$298,419,025	$163,351,184
DWA Industrials Momentum ETF	33,665	(34,987)	17,547,730	(53,707,376)	—	138,000,091	101,839,123
DWA Technology Momentum ETF	—	(34,366)	35,325,183	(75,543,958)	(125,804)	216,344,528	175,965,583
DWA Utilities Momentum ETF	831,585	(32,411)	11,153,033	(13,576,042)	—	225,260,629	223,636,794
NASDAQ Internet ETF	—	—	79,828,399	(26,608,455)	(664,819)	545,676,449	598,231,574

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2019:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
DWA Basic Materials Momentum ETF	$35,085,639	$6,540,589	$41,626,228
DWA Consumer Cyclicals Momentum ETF	55,705,628	445,085	56,150,713
DWA Consumer Staples Momentum ETF	56,144,781	1,444,229	57,589,010
DWA Energy Momentum ETF	145,159,073	17,559,247	162,718,320
DWA Financial Momentum ETF	15,154,985	412,595	15,567,580
DWA Healthcare Momentum ETF	145,792,956	—	145,792,956
DWA Industrials Momentum ETF	53,664,003	43,373	53,707,376
DWA Technology Momentum ETF	75,543,958	—	75,543,958
DWA Utilities Momentum ETF	11,687,042	1,889,000	13,576,042
NASDAQ Internet ETF	11,100,138	15,508,317	26,608,455

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 6—Investment Transactions

For the fiscal year ended April 30, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
DWA Basic Materials Momentum ETF	$77,048,222	$77,001,426
DWA Consumer Cyclicals Momentum ETF	71,973,662	71,779,289
DWA Consumer Staples Momentum ETF	180,565,248	179,585,897
DWA Energy Momentum ETF	100,341,517	99,764,170
DWA Financial Momentum ETF	55,788,910	53,771,843
DWA Healthcare Momentum ETF	409,983,874	408,208,512
DWA Industrials Momentum ETF	115,336,227	112,850,477
DWA Technology Momentum ETF	199,078,164	191,837,498
DWA Utilities Momentum ETF	53,654,612	52,775,955
NASDAQ Internet ETF	119,361,000	118,476,852

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For the fiscal year ended April 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
DWA Basic Materials Momentum ETF	$27,239,617	$53,902,852
DWA Consumer Cyclicals Momentum ETF	52,649,023	78,738,974
DWA Consumer Staples Momentum ETF	183,484,989	108,078,861
DWA Energy Momentum ETF	109,658,784	124,900,104
DWA Financial Momentum ETF	15,017,336	61,221,956
DWA Healthcare Momentum ETF	366,753,019	339,217,135
DWA Industrials Momentum ETF	70,896,379	86,744,263
DWA Technology Momentum ETF	147,752,864	129,127,279
DWA Utilities Momentum ETF	224,074,468	63,315,366
NASDAQ Internet ETF	148,385,334	201,976,696

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
DWA Basic Materials Momentum ETF	$5,916,354	$(3,827,083)	$2,089,271	$64,535,445
DWA Consumer Cyclicals Momentum ETF	4,778,565	(471,571)	4,306,994	30,278,906
DWA Consumer Staples Momentum ETF	18,653,104	(693,850)	17,959,254	161,045,374
DWA Energy Momentum ETF	2,406,538	(7,168,630)	(4,762,092)	57,923,876
DWA Financial Momentum ETF	3,604,788	(15,699)	3,589,089	22,230,341
DWA Healthcare Momentum ETF	16,510,854	(5,499,496)	11,011,358	158,474,647
DWA Industrials Momentum ETF	17,889,169	(341,439)	17,547,730	87,408,763
DWA Technology Momentum ETF	35,627,295	(302,112)	35,325,183	141,950,698
DWA Utilities Momentum ETF	12,539,113	(1,386,080)	11,153,033	212,838,289
NASDAQ Internet ETF	111,265,060	(31,436,661)	79,828,399	525,401,771

NOTE 7—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income (Loss)	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
DWA Basic Materials Momentum ETF	$—	$(3,274,992)	$3,274,992
DWA Consumer Cyclicals Momentum ETF	28,306	(7,177,185)	7,148,879
DWA Consumer Staples Momentum ETF	—	(15,156,431)	15,156,431
DWA Energy Momentum ETF	—	(12,737,097)	12,737,097
DWA Financial Momentum ETF	—	(4,981,376)	4,981,376
DWA Healthcare Momentum ETF	918,015	(50,554,673)	49,636,658
DWA Industrials Momentum ETF	(8,023)	(8,159,754)	8,167,777
DWA Technology Momentum ETF	112,915	(22,018,746)	21,905,831
DWA Utilities Momentum ETF	—	(6,810,818)	6,810,818
NASDAQ Internet ETF	3,257,980	(70,889,640)	67,631,660

NOTE 8—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for NASDAQ Internet ETF. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ fees.

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The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 9—Capital

Shares are created and redeemed by each Fund only in Creation Units of 50,000 Shares. Only Authorized Participants are permitted to purchase or redeem Creation Units from the Funds. Such transactions are principally permitted in exchange for Deposit Securities, with a balancing cash component to equate the transaction to the NAV per Share of a Fund of the Trust on the transaction date. However, for all Funds, cash in an amount equivalent to the value of certain securities may be substituted, generally when the securities are not available in sufficient quantity for delivery, not eligible for trading by the Authorized Participant or as a result of other market circumstances.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital.

Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF, Invesco DWA Utilities Momentum ETF and Invesco NASDAQ Internet ETF (ten of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets for each of the two years in the period ended April 30, 2019, including the related notes, and the financial highlights for each of the five years in the period ended April 30, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended April 30, 2019, and each of the financial highlights for each of the five years in the period ended April 30, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

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Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust (excluding Invesco NASDAQ Internet ETF), you incur advisory fees and other Fund expenses. As a shareholder of the Invesco NASDAQ Internet ETF, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs, such as sales charges and brokerage commissions. Therefore, the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, expenses shown in the table do not include the expenses of the underlying funds, which are borne indirectly by a Fund. If transaction costs and indirect expenses were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Basic Materials Momentum ETF (PYZ)
Actual	$1,000.00	$1,018.70	0.60%	$3.00
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Consumer Cyclicals Momentum ETF (PEZ)
Actual	1,000.00	1,097.90	0.60	3.12
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Consumer Staples Momentum ETF (PSL)
Actual	1,000.00	1,024.90	0.60	3.01
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Energy Momentum ETF (PXI)
Actual	1,000.00	863.70	0.60	2.77
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Financial Momentum ETF (PFI)
Actual	1,000.00	1,133.70	0.60	3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

74

Calculating your ongoing Fund expenses (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco DWA Healthcare Momentum ETF (PTH)
Actual	$1,000.00	$948.20	0.60%	$2.90
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Industrials Momentum ETF (PRN)
Actual	1,000.00	1,130.00	0.60	3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Technology Momentum ETF (PTF)
Actual	1,000.00	1,266.00	0.60	3.37
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco DWA Utilities Momentum ETF (PUI)
Actual	1,000.00	1,132.40	0.60	3.17
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01
Invesco NASDAQ Internet ETF (PNQI)
Actual	1,000.00	1,192.20	0.60	3.26
Hypothetical (5% return before expenses)	1,000.00	1,021.82	0.60	3.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

75

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2019:

	Qualified Business Income*	Qualified Dividend Income*	Dividends-Received Deduction*
Invesco DWA Basic Materials Momentum ETF	0%	100%	100%
Invesco DWA Consumer Cyclicals Momentum ETF	0%	100%	100%
Invesco DWA Consumer Staples Momentum ETF	0%	100%	100%
Invesco DWA Energy Momentum ETF	0%	89%	89%
Invesco DWA Financial Momentum ETF	25%	100%	100%
Invesco DWA Healthcare Momentum ETF	0%	0%	0%
Invesco DWA Industrials Momentum ETF	0%	100%	100%
Invesco DWA Technology Momentum ETF	0%	100%	100%
Invesco DWA Utilities Momentum ETF	0%	100%	100%
Invesco NASDAQ Internet ETF	0%	0%	0%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

76

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None.

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club For Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

77

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	241	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

78

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco North American Holdings, Inc.; Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008–2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	241	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

79

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

80

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

81

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

82

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 53 series (each, a “Fund” and collectively, the “Funds”):

Invesco Aerospace & Defense ETF

Invesco BRIC ETF

Invesco BuyBack AchieversTM ETF

Invesco CleantechTM ETF

Invesco Dividend AchieversTM ETF

Invesco DWA Basic Materials Momentum ETF

Invesco DWA Consumer Cyclicals Momentum ETF

Invesco DWA Consumer Staples Momentum ETF

Invesco DWA Energy Momentum ETF

Invesco DWA Financial Momentum ETF

Invesco DWA Healthcare Momentum ETF

Invesco DWA Industrials Momentum ETF

Invesco DWA Momentum ETF

Invesco DWA NASDAQ Momentum ETF

Invesco DWA Technology Momentum ETF

Invesco DWA Utilities Momentum ETF

Invesco Dynamic Biotechnology & Genome ETF

Invesco Dynamic Building & Construction ETF

Invesco Dynamic Energy Exploration & Production ETF

Invesco Dynamic Food & Beverage ETF

Invesco Dynamic Large Cap Growth ETF

Invesco Dynamic Large Cap Value ETF

Invesco Dynamic Leisure and Entertainment ETF

Invesco Dynamic Market ETF

Invesco Dynamic Media ETF

Invesco Dynamic Networking ETF

Invesco Dynamic Oil & Gas Services ETF

Invesco Dynamic Pharmaceuticals ETF

Invesco Dynamic Retail ETF

Invesco Dynamic Semiconductors ETF

Invesco Dynamic Software ETF

Invesco Financial Preferred ETF

Invesco FTSE RAFI US 1000 ETF

Invesco FTSE RAFI US 1500 Small-Mid ETF

Invesco Global Listed Private Equity ETF

Invesco Golden Dragon China ETF

Invesco High Yield Equity Dividend AchieversTM ETF

Invesco Insider Sentiment ETF

Invesco International Dividend AchieversTM ETF

Invesco Russell 2000 Pure Growth ETF

Invesco Russell 2000 Pure Value ETF

Invesco Russell Midcap Equal Weight ETF

Invesco Russell Midcap Pure Growth ETF

Invesco Russell Midcap Pure Value ETF

Invesco Russell Top 200 Equal Weight ETF

Invesco Russell Top 200 Pure Growth ETF

Invesco Russell Top 200 Pure Value ETF

Invesco S&P 500® Quality ETF

Invesco S&P Spin-Off ETF

Invesco Water Resources ETF

Invesco WilderHill Clean Energy ETF

Invesco Zacks Mid-Cap ETF

Invesco Zacks Multi-Asset Income ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees and expenses paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds. The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between certain Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase

83

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 or May 18, 2018, as applicable, is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund was within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s contractual advisory fee, net advisory fee, and gross and net expense ratios. The Trustees also compared each Fund’s contractual advisory fee and net expense ratio to information compiled by the Adviser from Lipper Inc. databases on the net advisory fees and net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds, as applicable. The Trustees noted that the annual contractual advisory fee charged to each Fund is:

●

0.50% of the Fund’s average daily net assets for each Fund other than Invesco Dividend AchieversTM ETF, Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco High Yield Equity Dividend AchieversTM ETF, Invesco International Dividend AchieversTM ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Equal Weight ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Equal Weight ETF, Invesco Russell Top 200 Pure Growth ETF, Invesco Russell Top 200 Pure Value ETF and Invesco S&P 500® Quality ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.16% for Invesco Dynamic Retail ETF.);

●	0.40% of the Fund’s average daily net assets for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.29% of the Fund’s average daily net assets for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US 1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25% of the Fund’s average daily net assets for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF (The net advisory fee, after giving effect to the Expense Cap, as defined below, was -0.17% for Invesco Russell Midcap Equal Weight ETF.); and

●	0.15% of the Fund’s average daily net assets for Invesco S&P 500® Quality ETF (The Trustees noted that, prior to September 24, 2018, the Fund’s advisory fee was 0.29%.).

The Trustees also noted that the Adviser has agreed to waive a portion of its contractual advisory fee and/or pay expenses (an “Expense Cap”) to the extent necessary to prevent the annual operating expenses of each Fund from exceeding the percentage of that Fund’s average daily net assets, at least until August 31, 2021, as set forth below:

●

0.60%, excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA NASDAQ Momentum ETF and Invesco Dynamic Market ETF;

●

0.60%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco DWA Basic Materials Momentum ETF, Invesco DWA Consumer Cyclicals Momentum ETF, Invesco DWA Consumer Staples Momentum ETF, Invesco DWA Energy Momentum ETF, Invesco DWA Financial Momentum ETF, Invesco DWA Healthcare Momentum ETF, Invesco DWA Industrials Momentum ETF, Invesco DWA Technology Momentum ETF and Invesco DWA Utilities Momentum ETF;

●

0.50%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Dividend AchieversTM ETF, Invesco High Yield Equity Dividend AchieversTM ETF and Invesco International Dividend AchieversTM ETF;

●

0.39%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco FTSE RAFI US 1000 ETF, Invesco FTSE RAFI US

84

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

1500 Small-Mid ETF, Invesco Russell 2000 Pure Growth ETF, Invesco Russell 2000 Pure Value ETF, Invesco Russell Midcap Pure Growth ETF, Invesco Russell Midcap Pure Value ETF, Invesco Russell Top 200 Pure Growth ETF and Invesco Russell Top 200 Pure Value ETF;

●

0.25%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each of Invesco Russell Midcap Equal Weight ETF and Invesco Russell Top 200 Equal Weight ETF;

●

0.15%, excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for Invesco S&P 500 Quality ETF; and

●

0.60%, excluding interest expenses, sub-licensing fees, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and extraordinary expenses, for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the contractual advisory fees for certain Funds were equal to or lower than the median net advisory fees of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the contractual advisory fees for all of the Funds were lower than the median net advisory fees of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X
Invesco Dividend AchieversTM ETF			X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF	X		X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X

85

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF	X	N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF			X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF	X		X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF	X		X
Invesco Russell Midcap Pure Value ETF	X		X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

The Trustees determined that the contractual advisory fees were reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds, as applicable, as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Aerospace & Defense ETF			X
Invesco BRIC ETF			X
Invesco Buyback AchieversTM ETF			X
Invesco CleantechTM ETF			X

86

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Dividend AchieversTM ETF		X	X
Invesco DWA Basic Materials Momentum ETF			X
Invesco DWA Consumer Cyclicals Momentum ETF			X
Invesco DWA Consumer Staples Momentum ETF			X
Invesco DWA Energy Momentum ETF			X
Invesco DWA Financial Momentum ETF			X
Invesco DWA Healthcare Momentum ETF			X
Invesco DWA Industrials Momentum ETF			X
Invesco DWA Momentum ETF		X	X
Invesco DWA NASDAQ Momentum ETF			X
Invesco DWA Technology Momentum ETF			X
Invesco DWA Utilities Momentum ETF			X
Invesco Dynamic Biotechnology & Genome ETF			X
Invesco Dynamic Building & Construction ETF			X
Invesco Dynamic Energy Exploration & Production ETF			X
Invesco Dynamic Food & Beverage ETF			X
Invesco Dynamic Large Cap Growth ETF			X
Invesco Dynamic Large Cap Value ETF			X
Invesco Dynamic Leisure and Entertainment ETF			X
Invesco Dynamic Market ETF			X
Invesco Dynamic Media ETF			X
Invesco Dynamic Networking ETF			X
Invesco Dynamic Oil & Gas Services ETF		N/A	X
Invesco Dynamic Pharmaceuticals ETF			X
Invesco Dynamic Retail ETF			X
Invesco Dynamic Semiconductors ETF			X
Invesco Dynamic Software ETF			X
Invesco Financial Preferred ETF		N/A	X
Invesco FTSE RAFI US 1000 ETF			X
Invesco FTSE RAFI US 1500 Small-Mid ETF			X
Invesco Global Listed Private Equity ETF		N/A	X
Invesco Golden Dragon China ETF		N/A	X
Invesco High Yield Equity Dividend AchieversTM ETF		X	X
Invesco Insider Sentiment ETF			X
Invesco International Dividend AchieversTM ETF			X
Invesco Russell 2000 Pure Growth ETF		X	X
Invesco Russell 2000 Pure Value ETF		X	X
Invesco Russell Midcap Equal Weight ETF			X
Invesco Russell Midcap Pure Growth ETF			X
Invesco Russell Midcap Pure Value ETF			X
Invesco Russell Top 200 Equal Weight ETF	X		X
Invesco Russell Top 200 Pure Growth ETF			X

87

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median*	Equal to/Lower than Open-End Active Fund Median
Invesco Russell Top 200 Pure Value ETF			X
Invesco S&P 500® Quality ETF	X		X
Invesco S&P Spin-Off ETF			X
Invesco Water Resources ETF			X
Invesco WilderHill Clean Energy ETF			X
Invesco Zacks Mid-Cap ETF			X
Invesco Zacks Multi-Asset Income ETF			X

*	The information provided by the Adviser indicated that certain Funds did not have open-end index fund peers. Those Funds have been designated with an “N/A” for not available.

In response to questions from the Independent Trustees, the Adviser provided supplemental information regarding each of Invesco Dynamic Energy Exploration & Production ETF, Invesco Dynamic Large Cap Growth ETF and Invesco WilderHill Clean Energy ETF’s advisory fees and total expenses and the Lipper peer data. The Adviser explained in detail its view that it believes that the advisory fees and total expenses for these Funds are competitive and generally in line with other comparable funds in the marketplace, noting, in particular, the unique underlying investment strategy and complexity of each Fund, the limited number of peers in the Lipper data, and/or the differing pricing philosophy of certain of the peers.

The Trustees noted that a significant component of the non-advisory fee expenses was the license fees paid by the Funds, and noted those Funds for which license fees are included in the Funds’ Expense Caps. The Trustees also noted that the Adviser has agreed to reimburse certain Funds in the amount equal to the licensing fee paid that causes that Fund’s annual operating expenses (excluding interest expenses, offering costs, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses and extraordinary expenses) to exceed a percentage of that Fund’s average daily net assets through April 6, 2020 (May 18, 2020 for Invesco BRIC ETF) as set forth below:

Invesco BRIC ETF	0.64%
Invesco Insider Sentiment ETF	0.60%
Invesco S&P Spin-Off ETF	0.64%
Invesco Zacks Mid-Cap ETF	0.65%
Invesco Zacks Multi-Asset Income ETF	0.65%

The Board concluded that the advisory fee and expense ratio of each Fund (giving effect to the Fund’s Expense Cap) were reasonable and appropriate in light of the services provided.

In conjunction with their review of fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds, as well as the fees waived and expenses reimbursed by the Adviser for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size, advisory fee, expense ratio and Expense Cap agreed to by the Adviser. The Trustees also noted that the Amended and Restated Excess Expense Agreement with the Trust provides that the Adviser is entitled to be reimbursed by each Fund, other than Invesco Dynamic Market ETF and Invesco DWA NASDAQ Momentum ETF, for fees waived or expenses absorbed pursuant to the Expense Cap for a period of three years from the date the fee or expense was incurred, provided that no reimbursement would be made that would result in a Fund exceeding its Expense Cap then in effect or in effect at the time the fees and/or expenses subject to reimbursement were waived and/or borne by the Adviser. The Trustees considered whether the advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the flat advisory fee was reasonable and appropriate.

88

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

89

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 24 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all

90

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

other operating expenses of each Fund, except that each Fund pays its own distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF (The Trustees noted that prior to July 1, 2018, the Fund’s annual unitary advisory fee was 0.75%.);

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF (The Trustees noted that prior to September 24, 2018, the Fund’s annual unitary advisory fee was 0.30%.); and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF		X	X
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X

91

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco S&P SmallCap 600® Pure Growth ETF		X	X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

92

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-PS-AR-3	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2019

RSP	Invesco S&P 500® Equal Weight ETF

EWCO	Invesco S&P 500® Equal Weight Communication Services ETF

RCD	Invesco S&P 500® Equal Weight Consumer Discretionary ETF

RHS	Invesco S&P 500® Equal Weight Consumer Staples ETF

RYE	Invesco S&P 500® Equal Weight Energy ETF

RYF	Invesco S&P 500® Equal Weight Financials ETF

RYH	Invesco S&P 500® Equal Weight Health Care ETF

RGI	Invesco S&P 500® Equal Weight Industrials ETF

RTM	Invesco S&P 500® Equal Weight Materials ETF

EWRE	Invesco S&P 500® Equal Weight Real Estate ETF

RYT	Invesco S&P 500® Equal Weight Technology ETF

RYU	Invesco S&P 500® Equal Weight Utilities ETF

EWMC	Invesco S&P MidCap 400® Equal Weight ETF

EWSC	Invesco S&P SmallCap 600® Equal Weight ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for U.S. equities. Throughout the summer, U.S. equities moved higher as corporate profits surged amid the benefit of corporate tax cuts and improving global economic growth. Several U.S. equity indexes reached new highs despite potential headwinds, including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October 2018, as U.S. equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the U.S. and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June, September and December 2018. Following December’s Fed meeting, the Fed raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, which signaled a slightly more dovish stance than expected.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Equity markets rebounded at the start of 2019, fueled by optimism about a potential U.S.-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data were mixed and overseas growth appeared to be slowing. By the end of the fiscal year, the U.S. equity market generally recovered the losses from fourth quarter 2018, backed by improving investor sentiment, low unemployment and a growing economy.

[1]	Source: Bloomberg
[2]	Source: U.S. Federal Reserve

3

RSP	Manager’s Analysis
Invesco S&P 500® Equal Weight ETF (RSP)

As an index fund, the Invesco S&P 500® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Index (the “Index”). The Fund will generally invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is an equal-weighted version of the S&P 500® Index. Unlike the S&P 500® Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 10.43%. On a net asset value (“NAV”) basis, the Fund returned 10.45%. During the same time period, the Index returned 10.62%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the industrials sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the information technology sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and industrials sectors, respectively. The energy and communications services sectors were the only detracting sectors from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Advanced Micro Devices, Inc., an information technology company (portfolio average weight of 0.22%) and Xilinx, Inc., an information technology company (portfolio average weight of 0.21%). Positions that detracted most significantly from the Fund’s return during this period included PG&E Corp., a utilities company (no longer held at fiscal year-end) and Nektar Therapeutics, a health care company (portfolio average weight of 0.18%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	14.2
Industrials	14.1
Financials	13.6
Consumer Discretionary	12.6
Health Care	11.8
Consumer Staples	6.7
Real Estate	6.1
Energy	5.9
Utilities	5.4
Materials	5.1
Communication Services	4.4
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Anadarko Petroleum Corp.	0.3
QUALCOMM, Inc.	0.3
Align Technology, Inc.	0.3
Conagra Brands, Inc.	0.3
CarMax, Inc.	0.3
Twitter, Inc.	0.3
Pioneer Natural Resources Co.	0.2
Constellation Brands, Inc., Class A	0.2
Noble Energy, Inc.	0.2
Advanced Micro Devices, Inc.	0.2
Total	2.6

*	Excluding money market fund holdings.

4

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Index	10.62%	12.90%	43.89%	10.22%	62.66%	16.16%	347.31%	11.62%	481.77%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	9.82	348.63
Fund
NAV Return	10.45	12.59	42.74	9.86	60.05	15.70	329.94	11.10	439.70
Market Price Return	10.43	12.58	42.68	9.86	59.99	15.69	329.63	11.10	439.80

Guggenheim S&P 500® Equal Weight ETF (the “Predecessor Fund”) Inception: April 24, 2003

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.20%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

EWCO	Manager’s Analysis
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

As an index fund, the Invesco S&P 500® Equal Weight Communication Services ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Communication Services Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the communication services sector. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The communication services sector includes companies that facilitate communication or offer related content and information through various types of media and is comprised of companies from the following industries: diversified telecommunications services; wireless telecommunication services; media; entertainment; and interactive media & services. In the event there are fewer than 22 securities eligible for inclusion in the Index at the quarterly rebalance, the Index will be supplemented with the largest communication services companies in the S&P MidCap 400 Index based on float-adjusted market capitalization until the 22 security minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until the next quarterly rebalance.

Unlike the S&P 500® Communication Services Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund employs a “full replication” methodology in seeking to track the Index, meaning that the Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

During the fiscal period from the Fund’s inception (November 7, 2018) through April 30, 2019, on a market price basis, the Fund returned 0.04%. On a net asset value (“NAV”) basis, the Fund returned 0.08%. During the same time period, the Index returned 0.24%. During the fiscal period, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 5.76%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the media sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund having an overweight allocation to diversified telecommunication services and entertainment sub-industries.

For the fiscal year ended April 30, 2019, the interactive media & services sub-industry contributed most significantly to the Fund’s return, followed by the media sub-industry. The diversified telecommunication sub-industry is the only sub-industry that detracted from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Netflix, Inc., a movies & entertainment company (portfolio average weight of 4.85%) and Facebook, Inc., Class A, an interactive media & services company (portfolio average weight of 4.57%). Positions that detracted most significantly from the Fund’s return during this period included CenturyLink, Inc., an alternative carriers company (portfolio average weight of 3.96%) and Take-Two Interactive Software, Inc., an interactive home entertainment company (portfolio average weight of 4.30%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Media	40.3
Entertainment	27.5
Interactive Media & Services	19.4
Diversified Telecommunication Services	12.6
Money Market Funds Plus Other Assets Less Liabilities	0.2

6

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Twitter, Inc.	5.7
Walt Disney Co. (The)	5.1
Activision Blizzard, Inc.	4.9
Comcast Corp., Class A	4.8
Facebook, Inc., Class A	4.8
Take-Two Interactive Software, Inc.	4.7
DISH Network Corp., Class A	4.7
Charter Communications, Inc., Class A	4.7
Omnicom Group, Inc.	4.6
Netflix, Inc.	4.5
Total	48.5

*	Excluding money market fund holdings.

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2019

Fund Inception
Index	Cumulative
S&P 500® Equal Weight Communication Services Plus Index	0.24%
S&P 500® Index	5.76
Fund
NAV Return	0.08
Market Price Return	0.04

7

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO) (continued)

Fund Inception: November 7, 2018

Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Fund.

8

RCD	Manager’s Analysis
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Discretionary ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Discretionary Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the consumer discretionary sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The manufacturing segment of the consumer discretionary sector includes automotive, household durable goods, leisure equipment, and textiles and apparel, and the services segment of the consumer discretionary sector includes hotels, restaurants and other leisure facilities, media production and services, and consumer retailing and services.

Unlike the S&P 500® Consumer Discretionary Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 10.61%. On a net asset value (“NAV”) basis, the Fund returned 10.58%. During the same time period, the Index returned 10.98%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the apparel, accessories & luxury goods sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the systems software sub-industry.

For the fiscal year ended April 30, 2019, the restaurants sub-industry contributed most significantly to the Fund’s return, followed by the automotive retail and specialty stores sub-industries, respectively. The housewares & specialties sub-industry detracted most significantly from the Fund’s return, followed by the home furnishings sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Chipotle Mexican Grill, Inc., a restaurants company (portfolio average weight of 1.60%) and AutoZone, Inc., an automotive retail company (portfolio average weight of 1.54%). Positions that detracted most significantly from the Fund’s return during this period included Newell Brands Inc., a housewares & specialties company (portfolio average weight of 1.37%) and Tapestry, Inc., an apparel, accessories & luxury goods company (portfolio average weight of 1.39%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Specialty Retail	24.5
Hotels, Restaurants & Leisure	19.3
Textiles, Apparel & Luxury Goods	12.5
Household Durables	12.2
Multiline Retail	9.2
Internet & Direct Marketing Retail	6.6
Automobiles	4.8
Auto Components	3.2
Distributors	3.1
Leisure Products	3.0
Diversified Consumer Services	1.6
Money Market Funds Plus Other Assets Less Liabilities	0.0

9

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
CarMax, Inc.	2.0
Ford Motor Co.	1.8
Wynn Resorts, Ltd.	1.8
Amazon.com, Inc.	1.8
Hasbro, Inc.	1.7
PVH Corp.	1.7
Tractor Supply Co.	1.7
Tiffany & Co.	1.7
PulteGroup, Inc.	1.7
Lowe’s Cos., Inc.	1.7
Total	17.6

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Discretionary Index	10.98%	9.56%	31.52%	8.78%	52.32%	16.88%	375.83%	9.11%	197.41%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	10.58	9.16	30.08	8.37	49.46	16.40	356.51	8.64	181.56
Market Price Return	10.61	9.19	30.17	8.39	49.59	16.40	356.55	8.64	181.60

10

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RHS	Manager’s Analysis
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

As an index fund, the Invesco S&P 500® Equal Weight Consumer Staples ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Consumer Staples Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the consumer staples sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The consumer staples sector includes manufacturers and distributors of food, beverages and tobacco, producers of non-durable household goods and personal products, food and drug retailing companies and consumer super centers.

Unlike the S&P 500® Consumer Staples Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 12.67%. On a net asset value (“NAV”) basis, the Fund returned 12.63%. During the same time period, the Index returned 13.05%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the packaged foods & meats sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the systems software sub-industry.

For the fiscal year ended April 30, 2019, the household products sub-industry contributed most significantly to the Fund’s return, followed by the packaged foods & meats and soft drinks sub-industries, respectively. The drug retail sub-industry detracted most significantly from the Fund’s return, followed by the distillers & vintners sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Church & Dwight Co., Inc., a household products company (portfolio average weight of 3.21%) and Procter & Gamble Co., a household products company (portfolio average weight of 3.14%). Positions that detracted most significantly from the Fund’s return during this period included Kraft Heinz Co. (The), a food products company (portfolio average weight of 2.90%) and Walgreens Boots Alliance, Inc., a drug retail company (portfolio average weight of 3.07%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Food Products	40.3
Beverages	18.5
Household Products	15.3
Food & Staples Retailing	14.4
Personal Products	5.8
Tobacco	5.5
Money Market Funds Plus Other Assets Less Liabilities	0.2

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Conagra Brands, Inc.	3.8
Constellation Brands, Inc., Class A	3.6
JM Smucker Co. (The)	3.4
Tyson Foods, Inc., Class A	3.4
Church & Dwight Co., Inc.	3.2
McCormick & Co, Inc.	3.1
Hershey Co. (The)	3.1
Colgate-Palmolive Co.	3.1
PepsiCo, Inc.	3.1
Kimberly-Clark Corp.	3.1
Total	32.9

*	Excluding money market fund holdings.

12

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Consumer Staples Index	13.05%	6.41%	20.48%	10.01%	61.16%	15.77%	332.47%	11.38%	284.53%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	12.63	5.98	19.04	9.55	57.77	15.18	310.92	10.81	260.86
Market Price Return	12.67	5.98	19.03	9.54	57.73	15.20	311.47	10.82	261.00

Guggenheim S&P 500® Equal Weight Consumer Staples ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RYE	Manager’s Analysis
Invesco S&P 500® Equal Weight Energy ETF (RYE)

As an index fund, the Invesco S&P 500® Equal Weight Energy ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Energy Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the energy sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The energy sector includes companies operating in the exploration and production, refining and marketing, and storage and transportation of oil and gas and coal and consumable fuels, as well as companies that offer oil and gas equipment and services.

Unlike the S&P 500® Energy Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (12.65)%. On a net asset value (“NAV”) basis, the Fund returned (12.46)%. During the same time period, the Index returned (12.15)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the oil & gas exploration & production sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the oil & gas exploration & production and oil & gas equipment & services sub-industries.

For the fiscal year ended April 30, 2019, the oil & gas storage & transportation sub-industry contributed most significantly to the Fund’s return. The oil & gas equipment & services sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Kinder Morgan Inc., an oil, gas & consumable fuels company (portfolio average weight of 3.26%) and Andeavor, an oil & gas storage & transportation company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Halliburton Co., an oil & gas equipment & services company (portfolio average weight of 3.20%) and HollyFrontier Corp., an oil & gas refining & marketing company (portfolio average weight of 3.20%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Oil, Gas & Consumable Fuels	80.0
Energy Equipment & Services	19.9
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Anadarko Petroleum Corp.	5.5
Pioneer Natural Resources Co.	4.0
Noble Energy, Inc.	4.0
Devon Energy Corp.	3.8
TechnipFMC PLC	3.7
Hess Corp.	3.7
Concho Resources, Inc.	3.7
Valero Energy Corp.	3.6
Diamondback Energy, Inc.	3.5
EOG Resources, Inc.	3.5
Total	39.0

*	Excluding money market fund holdings.

14

Invesco S&P 500® Equal Weight Energy ETF (RYE) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Energy Index	(12.15)%	(0.08)%	(0.24)%	(7.69)%	(32.97)%	5.39%	69.02%	2.55%	36.94%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	(12.46)	(0.44)	(1.32)	(7.95)	(33.92)	4.94	62.02	2.07	29.24
Market Price Return	(12.65)	(0.44)	(1.31)	(7.98)	(34.02)	4.95	62.05	2.08	29.26

Guggenheim S&P 500® Equal Weight Energy ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RYF	Manager’s Analysis
Invesco S&P 500® Equal Weight Financials ETF (RYF)

As an index fund, the Invesco S&P 500® Equal Weight Financials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Financials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the financials sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The financials sector includes companies involved in banking, thrifts and mortgage finance, specialized finance, consumer finance, asset management and custody banks, investment banking and brokerage and insurance, as well as financial exchanges and data and mortgage real estate investment trusts.

Unlike the S&P 500® Financials Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 1.91%. On a net asset value (“NAV”) basis, the Fund returned 1.98%. During the same time period, the Index returned 2.38%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the regional banks sub-industry and most underweight the interactive media & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the systems software sub-industry.

For the fiscal year ended April 30, 2019, the financial exchanges & data sub-industry contributed most significantly to the Fund’s return, followed by the property & casualty insurance and insurance brokers sub-industries, respectively. The asset management & custody banks sub-industry detracted most significantly from the Fund’s return followed by the regional banks sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included MSCI Inc., a financial exchanges & data company (portfolio average weight of 1.52%) and Cincinnati Financial Corp., a property & casualty insurance company (portfolio average weight of 1.51%). Positions that detracted most significantly from the Fund’s return during this period included State Street Corp., an asset manager & custody banks company (portfolio average weight of 1.40%) and Affiliated Managers Group, Inc., an asset manager & custody banks company (portfolio average weight of 1.39%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Capital Markets	32.1
Insurance	31.4
Banks	27.3
Consumer Finance	6.2
Diversified Financial Services	3.0
Other Assets Less Liabilities	0.0

Top Ten Fund Holdings (% of the Fund’s Net Assets) as of April 30, 2019
Security
MSCI, Inc.	1.7
Ameriprise Financial, Inc.	1.6
Invesco Ltd.	1.6
Morgan Stanley	1.6
Discover Financial Services	1.6
Moody’s Corp.	1.6
BlackRock, Inc.	1.6
Principal Financial Group, Inc.	1.6
Capital One Financial Corp.	1.6
Raymond James Financial, Inc.	1.6
Total	16.1

16

Invesco S&P 500® Equal Weight Financials ETF (RYF) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Financials Index	2.38%	15.88%	55.62%	11.73%	74.09%	17.04%	382.15%	4.68%	77.13%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	1.98	15.19	52.84	11.15	69.65	16.39	356.07	3.93	61.83
Market Price Return	1.91	15.22	52.96	11.20	69.99	16.41	357.13	3.93	61.82

Guggenheim S&P 500® Equal Weight Financials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

RYH	Manager’s Analysis
Invesco S&P 500® Equal Weight Health Care ETF (RYH)

As an index fund, the Invesco S&P 500® Equal Weight Health Care ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Health Care Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the health care sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The health care sector includes health care providers and services, companies that manufacture and distribute health care equipment and supplies, health care technology companies and companies involved in the research, development, production and marketing of pharmaceuticals and biotechnology products.

Unlike the S&P 500® Health Care Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 8.82%. On a net asset value (“NAV”) basis, the Fund returned 8.91%. During the same time period, the Index returned 9.36%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care equipment sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the systems software sub-industry.

For the fiscal year ended April 30, 2019, the health care equipment sub-industry contributed most significantly to the Fund’s return, followed by the life sciences tools & services and health care supplies sub-industries, respectively. The health care distributors sub-industry detracted most significantly from the Fund’s return, followed by the pharmaceuticals sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Align Technology, Inc., a health care supplies company (portfolio average weight of 1.58%) and Eli Lilly and Co., a pharmaceuticals company (portfolio average weight of 1.70%). Positions that detracted most significantly from the Fund’s return during this period included Nektar Therapeutics, a pharmaceuticals company (portfolio average weight of 1.45%) and Perrigo Co. PLC, a pharmaceuticals company (portfolio average weight of 1.48%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Health Care Equipment & Supplies	31.1
Health Care Providers & Services	25.9
Pharmaceuticals	15.7
Biotechnology	13.9
Life Sciences Tools & Services	11.5
Health Care Technology	1.9
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Align Technology, Inc.	2.2
Cerner Corp.	1.9
IDEXX Laboratories, Inc.	1.8
Quest Diagnostics, Inc.	1.8
Celgene Corp.	1.8
Thermo Fisher Scientific, Inc.	1.8
DaVita, Inc.	1.8
Zoetis, Inc.	1.8
Mettler-Toledo International, Inc.	1.7
Henry Schein, Inc.	1.7
Total	18.3

*	Excluding money market fund holdings.

18

Invesco S&P 500® Equal Weight Health Care ETF (RYH) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Health Care Index	9.36%	10.31%	34.21%	11.86%	75.17%	17.88%	418.10%	12.83%	352.12%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	8.91	9.87	32.62	11.39	71.51	17.29	392.85	12.13	318.34
Market Price Return	8.82	9.87	32.63	11.42	71.71	17.29	392.52	12.13	318.35

Guggenheim S&P 500® Equal Weight Health Care ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

19

RGI	Manager’s Analysis
Invesco S&P 500® Equal Weight Industrials ETF (RGI)

As an index fund, the Invesco S&P 500® Equal Weight Industrials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Industrials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the industrials sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The industrials sector includes manufacturers and distributors of capital goods such as aerospace and defense, building projects, electrical equipment and machinery, companies that offer construction and engineering services, providers of commercial and professional services including printing, environmental and facilities services, office services and supplies, security and alarm services, human resource and employment services, research and consulting services and providers of transportation services.

Unlike the S&P 500® Industrials Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 11.17%. On a net asset value (“NAV”) basis, the Fund returned 11.21%. During the same time period, the Index returned 11.67%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the aerospace & defense sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the aerospace & defense sub-industry.

For the fiscal year ended April 30, 2019, the industrial machinery sub-industry contributed most significantly to the Fund’s return, followed by the railroads and electrical components & equipment sub-industries, respectively. The trucking sub-industry detracted most significantly from the Fund’s return, followed by the air freight & logistics sub-industry.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included TransDigm Group, Inc., an aerospace & defense company (portfolio average weight of 1.51%) and Norfolk Southern Corp., a railroads company (portfolio average weight of 1.51%). Positions that detracted most significantly from the Fund’s return during this period included Fluor Corp., a construction & engineering company (portfolio average weight of 1.40%) and FedEx Corp., an air freight & logistics company (portfolio average weight of 1.37%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Machinery	21.6
Aerospace & Defense	17.0
Airlines	7.3
Road & Rail	7.2
Commercial Services & Supplies	7.1
Building Products	7.1
Professional Services	7.1
Industrial Conglomerates	5.7
Electrical Equipment	5.7
Air Freight & Logistics	5.5
Construction & Engineering	4.4
Trading Companies & Distributors	4.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

20

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Ingersoll-Rand PLC	1.6
Delta Air Lines, Inc.	1.6
Arconic, Inc.	1.6
Equifax, Inc.	1.6
Copart, Inc.	1.5
Norfolk Southern Corp.	1.5
Quanta Services, Inc.	1.5
United Technologies Corp.	1.5
Fastenal Co.	1.5
Honeywell International, Inc.	1.5
Total	15.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Industrials Index	11.67%	14.44%	49.89%	10.50%	64.77%	16.28%	351.95%	10.25%	238.37%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	11.21	13.97	48.05	10.05	61.39	15.69	329.49	9.70	218.15
Market Price Return	11.17	13.96	47.99	10.00	61.08	15.64	327.51	9.70	218.04

21

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

Guggenheim S&P 500® Equal Weight Industrials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

22

RTM	Manager’s Analysis
Invesco S&P 500® Equal Weight Materials ETF (RTM)

As an index fund, the Invesco S&P 500® Equal Weight Materials ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Materials Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the materials sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The materials sector includes companies that manufacture chemicals, construction materials, glass, paper, forest products and related packaging products, and metals, minerals and mining companies, including producers of steel.

Unlike the S&P 500® Materials Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 3.70%. On a net asset value (“NAV”) basis, the Fund returned 3.67%. During the same time period, the Index returned 4.08%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialty chemicals sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the paper packaging sub-industry.

For the fiscal year ended April 30, 2019, the specialty chemicals sub-industry contributed most significantly to the Fund’s return, followed by the industrial gases and metal & glass containers sub-industries, respectively. The paper packaging sub-industry detracted most significantly from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Ball Corp., a metals & glass containers company (portfolio average weight of 4.31%) and Air Products and Chemicals, Inc., an industrial gases company (portfolio average weight of 4.12%). Positions that detracted most significantly from the Fund’s return during this period included WestRock Co., a paper packaging (portfolio average weight of 3.71%) and Albemarle Corp., a specialty chemicals (portfolio average weight of 4.04%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Chemicals	57.9
Containers & Packaging	23.0
Metals & Mining	10.8
Construction Materials	8.3
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Air Products and Chemicals, Inc.	4.2
Martin Marietta Materials, Inc.	4.2
CF Industries Holdings, Inc.	4.1
Vulcan Materials Co.	4.1
International Flavors & Fragrances, Inc.	4.1
Sherwin-Williams Co. (The)	4.0
Ball Corp.	4.0
Ecolab, Inc.	4.0
Celanese Corp., Series A	4.0
PPG Industries, Inc.	4.0
Total	40.7

*	Excluding money market fund holdings.

23

Invesco S&P 500® Equal Weight Materials ETF (RTM) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Materials Index	4.08%	10.35%	34.38%	7.82%	45.73%	13.65%	259.57%	9.16%	198.91%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	3.67	9.90	32.73	7.34	42.52	13.09	242.15	8.51	177.42
Market Price Return	3.70	9.99	33.05	7.31	42.28	13.08	241.83	8.51	177.47

Guggenheim S&P 500® Equal Weight Materials ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

24

EWRE	Manager’s Analysis
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

As an index fund, the Invesco S&P 500® Equal Weight Real Estate ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Real Estate Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the real estate sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The real estate sector includes companies operating in real estate development and operation, offering real estate related services and equity real estate investment trusts.

Unlike the S&P 500® Real Estate Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 18.51%. On a net asset value (“NAV”) basis, the Fund returned 18.35%. During the same time period, the Index returned 18.78%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the specialized REIT sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the residential REIT and specialized REITs sub-industries.

For the fiscal year ended April 30, 2019, the residential REITs sub-industry contributed most significantly to the Fund’s return, followed by the specialized REIT and retail REIT sub-industries, respectively. There were no sub-industries that detracted from performance. All were positive for the year.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Welltower, Inc., a health care REITs company (portfolio average weight of 3.20%) and American Tower Corp., a specialized REITs company (portfolio average weight of 3.18%). Positions that detracted most significantly from the Fund’s return during this period included Macerich Co. (The), a retail REITs company (portfolio average weight of 2.94%) and Weyerhaeuser Co., a specialized REITs company (portfolio average weight of 2.92%).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Equity Real Estate Investment Trusts (REITs)	96.8
Real Estate Management & Development	3.1
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
SBA Communications Corp., Class A	3.4
Prologis, Inc.	3.3
Weyerhaeuser Co.	3.3
American Tower Corp.	3.3
Extra Space Storage, Inc.	3.3
Equinix, Inc.	3.2
Regency Centers Corp.	3.2
Digital Realty Trust, Inc.	3.2
Duke Realty Corp.	3.2
Crown Castle International Corp.	3.2
Total	32.6

*	Excluding money market fund holdings.

25

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	Fund Inception
Index				Average Annualized	Cumulative
S&P 500® Equal Weight Real Estate Index	18.78%	7.80%	25.27%	7.60%	31.27%
S&P 500® Index	13.49	14.87	51.58	12.04	52.57
Fund
NAV Return	18.35	7.37	23.79	7.21	29.54
Market Price Return	18.51	7.43	24.00	7.37	30.23

Guggenheim S&P 500® Equal Weight Real Estate ETF (the “Predecessor Fund”) Inception: August 13, 2015

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

26

RYT	Manager’s Analysis
Invesco S&P 500® Equal Weight Technology ETF (RYT)

As an index fund, the Invesco S&P 500® Equal Weight Technology ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Information Technology Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the information technology sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The information technology sector includes companies that offer software and information technology services, manufacturers and distributors of technology hardware and equipment such as communications equipment, cellular phones, computers and peripherals, electronic equipment and related instruments and semiconductors.

Unlike the S&P 500® Information Technology Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 20.77%. On a net asset value (“NAV”) basis, the Fund returned 20.92%. During the same time period, the Index returned 21.43%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the data processing & outsourced services sub-industry and most underweight in the pharmaceuticals sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in the semiconductors sub-industry.

For the fiscal year ended April 30, 2019, the semiconductors sub-industry contributed most significantly to the Fund’s return, followed by the data processing & outsourced services and application software sub-industries, respectively. The technology hardware, storage & peripherals sub-industry was the greatest detractor from Fund performance.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Advanced Micro Devices, Inc., a semiconductors company (portfolio average weight of 1.56%) and Xilinx, Inc., a semiconductors company (portfolio average weight of 1.56%). Positions that detracted most significantly from the Fund’s return during this period included Western Digital Corp., a technology hardware, storage & peripherals company (portfolio average weight of 1.37%) and Twitter, Inc., an interactive media & services company (no longer held as of fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
IT Services	30.6
Semiconductors & Semiconductor Equipment	24.6
Software	19.0
Technology Hardware, Storage & Peripherals	10.1
Electronic Equipment, Instruments & Components	8.5
Communications Equipment	7.1
Money Market Funds Plus Other Assets Less Liabilities	0.1

27

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
QUALCOMM, Inc.	2.1
Advanced Micro Devices, Inc.	1.7
Lam Research Corp.	1.6
Broadcom, Inc.	1.6
NVIDIA Corp.	1.6
Broadridge Financial Solutions, Inc.	1.6
Microsoft Corp.	1.6
IPG Photonics Corp.	1.6
PayPal Holdings, Inc.	1.5
TE Connectivity Ltd.	1.5
Total	16.4

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Information Technology Index	21.43%	27.84%	108.94%	19.95%	148.32%	20.16%	527.70%	12.59%	340.08%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	20.92	27.30	106.31	19.43	143.03	19.57	497.36	12.04	313.98
Market Price Return	20.77	27.33	106.42	19.46	143.31	19.56	496.61	12.04	313.89

28

Invesco S&P 500® Equal Weight Technology ETF (RYT) (continued)

Guggenheim S&P 500® Equal Weight Technology ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

29

RYU	Manager’s Analysis
Invesco S&P 500® Equal Weight Utilities ETF (RYU)

As an index fund, the Invesco S&P 500® Equal Weight Utilities ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Equal Weight Utilities Plus Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is comprised of common stocks of companies in the utilities sector of the S&P 500® Index. The Index Provider defines sectors according to the Global Industry Classification Standard (“GICS”). The utilities sector includes utility companies such as electric, gas and water utilities, independent power producers and energy traders and companies that engage in generation and distribution of electricity using renewable sources. In the event there are fewer than 22 securities of utilities companies eligible for inclusion in the Index at the quarterly rebalance, the Index will be supplemented with the largest utilities companies in the S&P MidCap 400 Index based on float-adjusted market capitalization until the 22 security minimum is reached. Any supplementary companies that are added to the Index will remain in the Index until at least the next quarterly rebalance.

Unlike the S&P 500® Utilities Index, which employs a market capitalization weighted methodology, the Index is equal weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 18.60%. On a net asset value (“NAV”) basis, the Fund returned 18.54%. During the same time period, the Index returned 19.00%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Index (the “Benchmark Index”) returned 13.49%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 505 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the U.S. equity market.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the electric utilities sub-industry and most underweight in the interactive media & services sub-industry during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund being overweight in as well as security selection in the multi-utilities sub-industry and being overweight in the independent power producers & energy traders sub-industry.

For the fiscal year ended April 30, 2019, the multi-utilities sub-industry contributed most significantly to the Fund’s return, followed by the electric utilities and independent power producers & energy traders sub-industries, respectively. No sub-industry detracted from the Fund’s return over the fiscal year.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included AES Corp. (The), an independent power producers & energy traders company (portfolio average weight of 3.51%) and SCANA Corp., a multi-utilities company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included PG&E Corp., an electric utilities company (no longer held at fiscal year-end).

Industry Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Electric Utilities	50.1
Multi-Utilities	35.7
Independent Power and Renewable Electricity Producers	6.8
Water Utilities	3.7
Gas Utilities	3.6
Money Market Funds Plus Other Assets Less Liabilities	0.1

30

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
American Water Works Co., Inc.	3.7
Entergy Corp.	3.7
Sempra Energy	3.7
Southern Co. (The)	3.6
Exelon Corp.	3.6
American Electric Power Co., Inc.	3.6
Evergy, Inc.	3.6
CenterPoint Energy, Inc.	3.6
NextEra Energy, Inc.	3.6
Eversource Energy	3.6
Total	36.3

*	Excluding money market fund holdings.

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Equal Weight Utilities Plus Index	19.00%	9.78%	32.31%	10.22%	62.65%	14.30%	280.66%	8.89%	189.94%
S&P 500® Index	13.49	14.87	51.58	11.63	73.32	15.32	316.02	8.61	180.61
Fund
NAV Return	18.54	9.33	30.67	9.76	59.33	13.76	262.84	8.36	172.78
Market Price Return	18.60	9.28	30.49	9.72	59.00	13.80	264.39	8.36	172.64

31

Invesco S&P 500® Equal Weight Utilities ETF (RYU) (continued)

Guggenheim S&P 500® Equal Weight Utilities ETF (the “Predecessor Fund”) Inception: November 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

32

EWMC	Manager’s Analysis
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

As an index fund, the Invesco S&P MidCap 400® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Equal Weight Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of U.S. common equities listed on the New York Stock Exchanges (including NYSE Arca and NYSE American) and The Nasdaq Stock Market (“NASDAQ”), and also may include equity interests in real estate investment trusts (“REITs”) and business development companies (“BDCs”).

Unlike the S&P MidCap 400® Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 5.99%. On a net asset value (“NAV”) basis, the Fund returned 5.96%. During the same time period, the Index returned 6.39%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P MidCap 400® Index (the “Benchmark Index”) returned 6.99%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 400 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the mid-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund being underweight in the information technology sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and real estate sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included LiveRamp Holdings, Inc., an information technology company (portfolio average weight of 0.27%) and Five Below, Inc., a consumer discretionary company (portfolio average weight of 0.26%). Positions that detracted most significantly from the Fund’s return during this period included Weight Watchers International, Inc., a consumer discretionary company (portfolio average weight of 0.12%) and Nabors Industries Ltd., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	15.6
Consumer Discretionary	14.9
Industrials	14.9
Information Technology	14.0
Real Estate	9.3
Health Care	8.5
Materials	7.3
Energy	5.5
Utilities	3.6
Consumer Staples	3.4
Communication Services	3.0
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Adient PLC	0.4
XPO Logistics, Inc.	0.4
Silicon Laboratories, Inc.	0.3
Oceaneering International, Inc.	0.3
Lumentum Holdings, Inc.	0.3
Uniti Group, Inc.	0.3
Helen of Troy Ltd.	0.3
Five Below, Inc.	0.3
Cree, Inc.	0.3
Manhattan Associates, Inc.	0.3
Total	3.2

*	Excluding money market fund holdings.

33

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—S&P MidCap 400® Equal Weight Index	6.39%	11.65%	39.18%	8.28%	48.88%	11.72%	153.90%
S&P MidCap 400® Index	6.99	12.26	41.47	9.49	57.35	11.66	152.79
Fund
NAV Return	5.96	11.22	37.58	7.83	45.77	11.25	145.08
Market Price Return	5.99	11.27	37.77	7.88	46.09	11.25	145.13

Guggenheim S&P MidCap 400® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities.

Blended Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P MidCap 400® Equal Weight Index performance is comprised of the performance of the Russell MidCap Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

34

EWSC	Manager’s Analysis
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

As an index fund, the Invesco S&P SmallCap 600® Equal Weight ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Equal Weight Index (the “Index”). The Fund will generally invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which consists of U.S. common equities listed on the New York Stock Exchanges (including NYSE Arca and NYSE American and NASDAQ), and also may include equity interests in real estate investment trusts (“REITs”) and business development companies (“BDCs”).

Unlike the S&P SmallCap 600® Index, which employs a market capitalization weighted methodology, the Index is equally weighted, meaning that the Index Provider assigns each component security the same weight in the Index. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.00%. On a net asset value (“NAV”) basis, the Fund returned 2.55%. During the same time period, the Index returned 2.95%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period.

During this same time period, the S&P SmallCap 600® Index (the “Benchmark Index”) returned 4.42%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 600 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of the small-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index in part because the Fund seeks to track an Index that employs an equal weighted methodology, whereas the Benchmark Index weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the industrials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the fees and operating expenses that the Fund incurred as well as the Fund being underweight in and security selection in the health care sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the industrials and consumer discretionary sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Diebold Nixdorf, Inc., an information technology company (portfolio average weight of 0.18%) and eHealth, Inc., a financials company (portfolio average weight of 0.21%). Positions that detracted most significantly from the Fund’s return during this period included Cloud Peak Energy Inc., an industrials company (no longer held at fiscal year-end) and Bristow Group Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Industrials	16.6
Financials	15.9
Consumer Discretionary	15.8
Information Technology	15.1
Health Care	11.0
Real Estate	6.8
Energy	6.7
Materials	5.3
Consumer Staples	3.2
Sector Types Each Less Than 3%	3.5
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
WageWorks, Inc.	0.3
Titan International, Inc.	0.3
Sonic Automotive, Inc., Class A	0.3
Cytokinetics, Inc.	0.2
Electronics For Imaging, Inc.	0.2
Denbury Resources, Inc.	0.2
Axon Enterprise, Inc.	0.2
SRC Energy, Inc.	0.2
Ichor Holdings Ltd.	0.2
Coca-Cola Bottling Co. Consolidated	0.2
Total	2.3

*	Excluding money market fund holdings.

35

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

Growth of a $10,000 Investment Since Inception

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	Fund Inception
Index						Average Annualized	Cumulative
Blended—S&P SmallCap 600® Equal Weight Index	2.95%	12.10%	40.86%	6.05%	34.13%	9.17%	109.05%
S&P SmallCap 600® Index	4.42	13.54	46.39	9.90	60.34	12.59	171.11
Fund
NAV Return	2.55	11.77	39.65	5.66	31.72	8.69	101.58
Market Price Return	2.00	11.85	39.94	5.61	31.38	8.65	100.88

Guggenheim S&P SmallCap 600® Equal Weight ETF (the “Predecessor Fund”) Inception: December 3, 2010

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.40%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities.

Blended Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P SmallCap 600® Equal Weight Index performance is comprised of the performance of the Russell 2000® Equal Weight Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

36

Schedule of Investments(a)

Invesco S&P 500® Equal Weight ETF (RSP)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—4.4%
720,292	Activision Blizzard, Inc.	$34,725,277
13,014	Alphabet, Inc., Class A(b)	15,603,265
13,390	Alphabet, Inc., Class C(b)	15,913,747
1,010,488	AT&T, Inc.	31,284,708
617,712	CBS Corp., Class B	31,670,094
2,461,310	CenturyLink, Inc.	28,108,160
89,731	Charter Communications, Inc., Class A(b)	33,307,250
793,648	Comcast Corp., Class A	34,547,497
334,698	Discovery, Inc., Class A(b)	10,342,168
761,240	Discovery, Inc., Class C(b)	21,893,262
953,521	DISH Network Corp., Class A(b)	33,487,658
307,787	Electronic Arts, Inc.(b)	29,132,040
178,505	Facebook, Inc., Class A(b)	34,522,867
521,989	Fox Corp., Class A(b)	20,352,351
247,265	Fox Corp., Class B(b)	9,519,703
1,360,633	Interpublic Group of Cos., Inc. (The)	31,294,559
86,622	Netflix, Inc.(b)	32,096,916
1,772,238	News Corp., Class A	22,011,196
572,199	News Corp., Class B	7,146,766
409,218	Omnicom Group, Inc.	32,749,717
347,824	Take-Two Interactive Software, Inc.(b)	33,679,798
594,655	TripAdvisor, Inc.(b)	31,653,486
1,007,796	Twitter, Inc.(b)	40,221,138
535,534	Verizon Communications, Inc.	30,627,189
1,049,004	Viacom, Inc., Class B	30,326,706
266,906	Walt Disney Co. (The)	36,558,115

		712,775,633

	Consumer Discretionary—12.6%
199,475	Advance Auto Parts, Inc.	33,176,682
18,675	Amazon.com, Inc.(b)	35,977,761
370,144	Aptiv PLC	31,721,341
32,390	AutoZone, Inc.(b)	33,306,961
449,376	Best Buy Co., Inc.	33,438,068
17,645	Booking Holdings, Inc.(b)	32,731,299
794,384	BorgWarner, Inc.	33,181,420
694,681	Capri Holdings Ltd.(b)	30,621,538
518,572	CarMax, Inc.(b)	40,376,016
550,744	Carnival Corp.	30,213,816
49,116	Chipotle Mexican Grill, Inc.(b)	33,793,773
749,357	D.R. Horton, Inc.	33,204,009
279,437	Darden Restaurants, Inc.	32,861,791
255,020	Dollar General Corp.	32,155,472
295,692	Dollar Tree, Inc.(b)	32,904,606
843,528	eBay, Inc.	32,686,710
249,462	Expedia Group, Inc.	32,390,146
503,908	Foot Locker, Inc.	28,828,577
3,595,498	Ford Motor Co.	37,572,954
1,167,528	Gap, Inc. (The)	30,449,130
366,191	Garmin Ltd.	31,397,216
796,895	General Motors Co.	31,039,060
285,769	Genuine Parts Co.	29,302,753
1,213,395	H&R Block, Inc.	33,016,478
1,655,230	Hanesbrands, Inc.	29,910,006
803,874	Harley-Davidson, Inc.	29,928,229
347,784	Hasbro, Inc.	35,425,278
367,214	Hilton Worldwide Holdings, Inc.	31,943,946

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
167,360	Home Depot, Inc. (The)	$34,091,232
446,722	Kohl’s Corp.	31,761,934
1,169,337	L Brands, Inc.	29,981,801
682,927	Leggett & Platt, Inc.	26,880,007
634,284	Lennar Corp., Class A	33,001,797
1,106,914	LKQ Corp.(b)	33,318,111
304,781	Lowe’s Cos., Inc.	34,482,922
1,311,129	Macy’s, Inc.	30,863,977
250,820	Marriott International, Inc., Class A	34,216,864
2,089,307	Mattel, Inc.(b)(c)	25,468,652
168,664	McDonald’s Corp.	33,322,947
1,142,420	MGM Resorts International	30,422,645
229,213	Mohawk Industries, Inc.(b)	31,230,271
1,960,756	Newell Brands, Inc.	28,195,671
357,025	NIKE, Inc., Class B	31,357,506
689,926	Nordstrom, Inc.	28,300,765
550,332	Norwegian Cruise Line Holdings Ltd.(b)	31,033,221
82,804	O’Reilly Automotive, Inc.(b)	31,347,110
1,097,685	PulteGroup, Inc.	34,533,170
274,520	PVH Corp.	35,410,335
248,025	Ralph Lauren Corp.	32,635,130
339,930	Ross Stores, Inc.	33,197,564
259,773	Royal Caribbean Cruises Ltd.	31,416,947
441,517	Starbucks Corp.	34,297,041
902,620	Tapestry, Inc.	29,127,547
399,344	Target Corp.	30,917,212
320,944	Tiffany & Co.	34,604,182
596,886	TJX Cos., Inc. (The)	32,757,104
334,924	Tractor Supply Co.	34,664,634
98,839	Ulta Beauty, Inc.(b)	34,492,834
749,523	Under Armour, Inc., Class A(b)	17,306,486
755,885	Under Armour, Inc., Class C(b)	15,661,937
359,501	VF Corp.	33,940,489
220,098	Whirlpool Corp.	30,554,004
253,151	Wynn Resorts, Ltd.	36,567,662
314,559	Yum! Brands, Inc.	32,836,814

		2,037,753,561

	Consumer Staples—6.7%
546,757	Altria Group, Inc.	29,705,308
722,187	Archer-Daniels-Midland Co.	32,209,540
612,813	Brown-Forman Corp., Class B	32,656,805
840,484	Campbell Soup Co.	32,518,326
461,150	Church & Dwight Co., Inc.	34,563,193
191,811	Clorox Co. (The)	30,637,971
675,155	Coca-Cola Co. (The)	33,123,104
463,257	Colgate-Palmolive Co.	33,720,477
1,347,318	Conagra Brands, Inc.	41,470,448
182,165	Constellation Brands, Inc., Class A	38,558,866
132,892	Costco Wholesale Corp.	32,628,973
2,745,714	Coty, Inc., Class A(c)	29,708,625
194,029	Estee Lauder Cos., Inc. (The), Class A	33,336,123
650,218	General Mills, Inc.	33,466,720
272,148	Hershey Co. (The)	33,977,678
704,212	Hormel Foods Corp.	28,126,227
295,386	JM Smucker Co. (The)	36,223,185
554,878	Kellogg Co.	33,459,143

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

37

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
261,260	Kimberly-Clark Corp.	$33,540,559
943,117	Kraft Heinz Co. (The)	31,349,209
1,237,197	Kroger Co. (The)	31,894,939
432,426	Lamb Weston Holdings, Inc.	30,291,441
220,898	McCormick & Co., Inc.	34,011,665
509,241	Molson Coors Brewing Co., Class B	32,688,180
649,940	Mondelez International, Inc., Class A	33,049,449
499,507	Monster Beverage Corp.(b)	29,770,617
262,727	PepsiCo, Inc.	33,642,192
349,534	Philip Morris International, Inc.	30,255,663
307,631	Procter & Gamble Co. (The)	32,756,549
460,229	Sysco Corp.	32,386,315
482,230	Tyson Foods, Inc., Class A	36,172,072
505,406	Walgreens Boots Alliance, Inc.	27,074,599
314,044	Walmart, Inc.	32,296,285

		1,081,270,446

	Energy—5.9%
719,610	Anadarko Petroleum Corp.	52,423,589
953,629	Apache Corp.	31,383,930
1,176,603	Baker Hughes, a GE Co., Class A	28,262,004
1,227,159	Cabot Oil & Gas Corp.	31,771,147
248,918	Chevron Corp.	29,885,095
443,322	Cimarex Energy Co.	30,438,489
301,893	Concho Resources, Inc.	34,832,414
462,694	ConocoPhillips	29,205,245
1,133,439	Devon Energy Corp.	36,428,729
313,532	Diamondback Energy, Inc.	33,356,670
350,228	EOG Resources, Inc.	33,639,399
381,599	Exxon Mobil Corp.	30,634,768
1,102,074	Halliburton Co.	31,221,756
573,263	Helmerich & Payne, Inc.	33,547,351
550,432	Hess Corp.	35,293,700
620,372	HollyFrontier Corp.	29,610,356
1,534,416	Kinder Morgan, Inc.	30,488,846
1,860,736	Marathon Oil Corp.	31,706,941
526,500	Marathon Petroleum Corp.	32,048,055
1,170,237	National Oilwell Varco, Inc.	30,589,995
1,413,361	Noble Energy, Inc.	38,245,549
482,766	Occidental Petroleum Corp.	28,425,262
461,640	ONEOK, Inc.	31,359,205
321,012	Phillips 66	30,261,801
232,237	Pioneer Natural Resources Co.	38,658,171
737,553	Schlumberger Ltd.	31,478,762
1,443,613	TechnipFMC PLC (United Kingdom)	35,498,444
379,610	Valero Energy Corp.	34,415,443
1,124,180	Williams Cos., Inc. (The)	31,848,019

		956,959,135

	Financials—13.6%
291,577	Affiliated Managers Group, Inc.	32,341,721
623,566	Aflac, Inc.	31,415,255
324,484	Allstate Corp. (The)	32,143,385
280,368	American Express Co.	32,867,541
717,390	American International Group, Inc.	34,126,242
243,464	Ameriprise Financial, Inc.	35,733,211
187,504	Aon PLC	33,776,971
388,782	Arthur J. Gallagher & Co.	32,509,951

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
302,856	Assurant, Inc.	$28,771,320
1,056,686	Bank of America Corp.	32,313,458
592,505	Bank of New York Mellon Corp. (The)	29,423,798
610,371	BB&T Corp.	31,250,995
152,360	Berkshire Hathaway, Inc., Class B(b)	33,017,936
71,856	BlackRock, Inc.	34,867,405
372,059	Capital One Financial Corp.	34,538,237
327,892	Cboe Global Markets, Inc.	33,317,106
696,750	Charles Schwab Corp. (The)	31,897,215
228,730	Chubb Ltd.	33,211,596
358,315	Cincinnati Financial Corp.	34,462,737
487,813	Citigroup, Inc.	34,488,379
870,948	Citizens Financial Group, Inc.	31,528,318
176,482	CME Group, Inc., Class A	31,572,630
362,700	Comerica, Inc.	28,504,593
433,227	Discover Financial Services	35,303,668
646,060	E*TRADE Financial Corp.	32,729,400
139,656	Everest Re Group, Ltd.	32,888,988
1,135,131	Fifth Third Bancorp	32,714,475
297,635	First Republic Bank	31,436,209
966,299	Franklin Resources, Inc.	33,424,282
154,697	Goldman Sachs Group, Inc. (The)	31,855,206
629,270	Hartford Financial Services Group, Inc. (The)	32,917,114
2,200,148	Huntington Bancshares, Inc.	30,626,060
417,574	Intercontinental Exchange, Inc.	33,969,645
1,624,143	Invesco Ltd.(d)	35,682,422
1,597,572	Jefferies Financial Group, Inc.	32,862,056
293,888	JPMorgan Chase & Co.	34,105,702
1,805,253	KeyCorp	31,682,190
503,148	Lincoln National Corp.	33,570,035
639,881	Loews Corp.	32,819,496
180,369	M&T Bank Corp.	30,675,356
337,953	Marsh & McLennan Cos., Inc.	31,865,588
685,558	MetLife, Inc.	31,624,791
178,150	Moody’s Corp.	35,027,853
731,961	Morgan Stanley	35,317,118
165,974	MSCI, Inc.	37,407,220
362,830	Nasdaq, Inc.	33,452,926
338,140	Northern Trust Corp.	33,323,697
1,764,221	People’s United Financial, Inc.	30,503,381
238,942	PNC Financial Services Group, Inc. (The)	32,718,328
606,570	Principal Financial Group, Inc.	34,671,541
418,921	Progressive Corp. (The)	32,738,676
324,484	Prudential Financial, Inc.	34,301,204
376,774	Raymond James Financial, Inc.	34,501,195
1,956,957	Regions Financial Corp.	30,391,542
154,204	S&P Global, Inc.	34,026,655
444,554	State Street Corp.	30,078,524
476,835	SunTrust Banks, Inc.	31,223,156
126,301	SVB Financial Group(b)	31,792,488
959,868	Synchrony Financial	33,278,624
313,523	T. Rowe Price Group, Inc.	33,703,722
373,821	Torchmark Corp.	32,769,149
231,059	Travelers Cos., Inc. (The)	33,214,731
591,641	U.S. Bancorp	31,546,298
840,252	Unum Group	31,022,104

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2109

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
607,917	Wells Fargo & Co.	$29,429,262
178,904	Willis Towers Watson PLC	32,979,163
621,640	Zions Bancorp. N.A	30,665,501

		2,190,916,741

	Health Care—11.8%
395,063	Abbott Laboratories	31,431,212
390,233	AbbVie, Inc.	30,980,598
96,346	ABIOMED, Inc.(b)	26,727,344
388,269	Agilent Technologies, Inc.	30,479,116
235,292	Alexion Pharmaceuticals, Inc.(b)	32,030,300
131,148	Align Technology, Inc.(b)	42,581,133
208,701	Allergan PLC	30,679,047
396,209	AmerisourceBergen Corp.	29,620,585
167,379	Amgen, Inc.	30,014,402
102,605	Anthem, Inc.	26,988,193
408,439	Baxter International, Inc.	31,163,896
122,705	Becton, Dickinson and Co.	29,540,002
98,316	Biogen, Inc.(b)	22,537,960
766,241	Boston Scientific Corp.(b)	28,442,866
589,099	Bristol-Myers Squibb Co.	27,351,867
634,681	Cardinal Health, Inc.	30,915,312
358,441	Celgene Corp.(b)	33,930,025
535,251	Centene Corp.(b)	27,597,542
545,971	Cerner Corp.(b)	36,279,773
185,569	Cigna Corp.	29,475,780
105,106	Cooper Cos., Inc. (The)	30,472,332
571,969	CVS Health Corp.	31,103,674
242,152	Danaher Corp.	32,070,611
606,086	DaVita, Inc.(b)	33,480,191
623,438	DENTSPLY SIRONA, Inc.	31,876,385
180,088	Edwards Lifesciences Corp.(b)	31,708,094
238,945	Eli Lilly and Co.	27,966,123
478,787	Gilead Sciences, Inc.	31,140,306
242,693	HCA Healthcare, Inc.	30,877,830
516,884	Henry Schein, Inc.(b)	33,111,589
649,526	Hologic, Inc.(b)	30,125,016
112,852	Humana, Inc.	28,823,529
151,579	IDEXX Laboratories, Inc.(b)	35,166,328
102,782	Illumina, Inc.(b)	32,067,984
368,663	Incyte Corp.(b)	28,313,318
56,718	Intuitive Surgical, Inc.(b)	28,961,912
220,338	IQVIA Holdings, Inc.(b)	30,604,948
216,778	Johnson & Johnson	30,609,054
206,632	Laboratory Corp. of America Holdings(b)	33,044,589
270,647	McKesson Corp.	32,274,655
334,445	Medtronic PLC	29,702,060
377,074	Merck & Co., Inc.	29,679,495
44,472	Mettler-Toledo International, Inc.(b)	33,143,203
1,137,692	Mylan N.V.(b)	30,706,307
861,776	Nektar Therapeutics(b)	27,594,068
329,526	PerkinElmer, Inc.	31,581,772
651,053	Perrigo Co. PLC	31,198,460
740,377	Pfizer, Inc.	30,066,710
358,822	Quest Diagnostics, Inc.	34,583,264
75,663	Regeneron Pharmaceuticals, Inc.(b)	25,963,002
299,738	ResMed, Inc.	31,325,618

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
161,740	Stryker Corp.	$30,554,303
105,520	Teleflex, Inc.	30,197,714
121,174	Thermo Fisher Scientific, Inc.	33,619,726
127,586	UnitedHealth Group, Inc.	29,736,469
234,344	Universal Health Services, Inc., Class B	29,731,223
226,787	Varian Medical Systems, Inc.(b)	30,881,586
170,958	Vertex Pharmaceuticals, Inc.(b)	28,888,483
126,923	Waters Corp.(b)	27,103,137
126,290	WellCare Health Plans, Inc.(b)	32,627,021
248,939	Zimmer Biomet Holdings, Inc.	30,659,327
325,986	Zoetis, Inc.	33,198,414

		1,905,306,783

	Industrials—14.1%
150,706	3M Co.	28,560,294
595,121	A.O. Smith Corp.	31,285,511
544,297	Alaska Air Group, Inc.	33,691,984
344,098	Allegion PLC	34,144,845
948,734	American Airlines Group, Inc.	32,427,728
384,996	AMETEK, Inc.	33,945,097
1,637,326	Arconic, Inc.	35,169,762
71,669	Boeing Co. (The)	27,068,665
344,354	C.H. Robinson Worldwide, Inc.	27,892,674
230,481	Caterpillar, Inc.	32,133,661
150,373	Cintas Corp.	32,651,993
519,842	Copart, Inc.(b)	34,995,763
421,816	CSX Corp.	33,589,208
195,865	Cummins, Inc.	32,570,391
190,394	Deere & Co.	31,534,958
610,493	Delta Air Lines, Inc.	35,585,637
339,167	Dover Corp.	33,251,933
381,384	Eaton Corp. PLC	31,586,223
454,562	Emerson Electric Co.	32,269,356
278,940	Equifax, Inc.	35,132,493
409,194	Expeditors International of Washington, Inc.	32,498,187
492,843	Fastenal Co.	34,770,074
176,237	FedEx Corp.	33,389,862
704,865	Flowserve Corp.	34,559,531
828,975	Fluor Corp.	32,935,177
376,541	Fortive Corp.	32,510,550
655,147	Fortune Brands Home & Security, Inc.	34,578,659
182,219	General Dynamics Corp.	32,566,180
3,160,134	General Electric Co.	32,138,563
187,135	Harris Corp.	31,532,248
199,711	Honeywell International, Inc.	34,675,821
151,284	Huntington Ingalls Industries, Inc.	33,672,793
576,209	IHS Markit Ltd.(b)	32,993,727
215,242	Illinois Tool Works, Inc.	33,498,112
290,256	Ingersoll-Rand PLC	35,588,288
297,450	J.B. Hunt Transport Services, Inc.	28,103,076
421,103	Jacobs Engineering Group, Inc.	32,820,768
843,763	Johnson Controls International PLC	31,641,112
272,002	Kansas City Southern	33,494,326
145,370	L3 Technologies, Inc.	31,774,975
100,312	Lockheed Martin Corp.	33,436,999
771,517	Masco Corp.	30,135,454

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

39

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
1,163,049	Nielsen Holdings PLC	$29,692,641
171,265	Norfolk Southern Corp.	34,941,485
111,028	Northrop Grumman Corp.	32,188,127
449,775	PACCAR, Inc.	32,235,374
179,105	Parker-Hannifin Corp.	32,432,333
727,048	Pentair PLC	28,347,602
860,328	Quanta Services, Inc.	34,929,317
167,481	Raytheon Co.	29,742,951
387,645	Republic Services, Inc.	32,104,759
468,061	Robert Half International, Inc.	29,061,907
173,459	Rockwell Automation, Inc.	31,345,776
754,777	Rollins, Inc.	29,187,227
95,304	Roper Technologies, Inc.	34,280,849
192,077	Snap-on, Inc.	32,322,718
584,781	Southwest Airlines Co.	31,712,674
234,204	Stanley Black & Decker, Inc.	34,334,306
592,454	Textron, Inc.	31,400,062
70,796	TransDigm Group, Inc.(b)	34,160,486
184,264	Union Pacific Corp.	32,622,099
367,402	United Continental Holdings, Inc.(b)	32,647,342
283,783	United Parcel Service, Inc., Class B	30,143,430
245,647	United Rentals, Inc.(b)	34,616,575
243,330	United Technologies Corp.	34,701,291
240,279	Verisk Analytics, Inc., Class A	33,912,978
102,566	W.W. Grainger, Inc.	28,923,612
431,751	Wabtec Corp.	31,979,797
305,959	Waste Management, Inc.	32,841,639
403,223	Xylem, Inc.	33,628,798

		2,273,240,813

	Information Technology—14.2%
185,404	Accenture PLC, Class A	33,867,749
118,890	Adobe, Inc.(b)	34,388,933
1,375,470	Advanced Micro Devices, Inc.(b)	38,004,236
430,637	Akamai Technologies, Inc.(b)	34,476,798
181,990	Alliance Data Systems Corp.	29,136,599
326,015	Amphenol Corp., Class A	32,458,053
287,238	Analog Devices, Inc.	33,388,545
170,668	ANSYS, Inc.(b)	33,416,794
174,211	Apple, Inc.	34,958,921
802,177	Applied Materials, Inc.	35,351,940
110,269	Arista Networks, Inc.(b)	34,435,906
198,697	Autodesk, Inc.(b)	35,409,792
202,876	Automatic Data Processing, Inc.	33,350,786
114,486	Broadcom, Inc.	36,452,342
305,990	Broadridge Financial Solutions, Inc.	36,146,599
511,784	Cadence Design Systems, Inc.(b)	35,507,574
592,806	Cisco Systems, Inc.	33,167,496
302,795	Citrix Systems, Inc.	30,570,183
425,515	Cognizant Technology Solutions Corp., Class A	31,045,574
895,681	Corning, Inc.	28,527,440
471,632	DXC Technology Co.	31,005,088
191,617	F5 Networks, Inc.(b)	30,064,707
286,388	Fidelity National Information Services, Inc.	33,200,961
356,694	Fiserv, Inc.(b)	31,117,985

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
132,936	FleetCor Technologies, Inc.(b)	$34,689,649
611,475	FLIR Systems, Inc.	32,371,487
375,289	Fortinet, Inc.(b)	35,059,498
214,332	Gartner, Inc.(b)	34,072,358
232,332	Global Payments, Inc.	33,936,735
1,939,404	Hewlett Packard Enterprise Co.	30,661,977
1,615,475	HP, Inc.	32,228,726
576,865	Intel Corp.	29,443,190
224,102	International Business Machines Corp.	31,434,788
123,140	Intuit, Inc.	30,915,528
204,437	IPG Photonics Corp.(b)	35,721,277
230,516	Jack Henry & Associates, Inc.	34,360,715
1,178,440	Juniper Networks, Inc.	32,725,279
360,455	Keysight Technologies, Inc.(b)	31,370,399
265,723	KLA-Tencor Corp.	33,874,368
179,316	Lam Research Corp.	37,195,518
136,472	Mastercard, Inc., Class A	34,696,641
582,751	Maxim Integrated Products, Inc.	34,965,060
355,953	Microchip Technology, Inc.	35,556,145
783,282	Micron Technology, Inc.(b)	32,944,841
272,110	Microsoft Corp.	35,537,566
218,034	Motorola Solutions, Inc.	31,595,307
479,102	NetApp, Inc.	34,902,581
200,965	NVIDIA Corp.	36,374,665
573,722	Oracle Corp.	31,744,038
396,602	Paychex, Inc.	33,437,515
316,413	PayPal Holdings, Inc.(b)	35,681,894
441,443	Qorvo, Inc.(b)	33,377,505
565,560	QUALCOMM, Inc.	48,711,683
167,527	Red Hat, Inc.(b)	30,578,703
195,236	salesforce.com, inc.(b)	32,282,273
654,991	Seagate Technology PLC	31,649,165
377,817	Skyworks Solutions, Inc.	33,315,903
1,379,227	Symantec Corp.	33,391,086
293,351	Synopsys, Inc.(b)	35,518,939
372,880	TE Connectivity Ltd.	35,665,972
288,713	Texas Instruments, Inc.	34,019,053
325,248	Total System Services, Inc.	33,253,356
170,361	VeriSign, Inc.(b)	33,637,780
205,494	Visa, Inc., Class A	33,789,378
637,622	Western Digital Corp.	32,595,237
1,688,462	Western Union Co. (The)	32,823,701
999,176	Xerox Corp.	33,332,511
255,224	Xilinx, Inc.	30,662,611

		2,285,553,602

	Materials—5.1%
166,936	Air Products and Chemicals, Inc.	34,353,759
364,876	Albemarle Corp.	27,387,593
279,319	Avery Dennison Corp.	30,906,647
550,379	Ball Corp.	32,989,717
303,421	Celanese Corp., Series A	32,736,092
751,407	CF Industries Holdings, Inc.	33,648,005
551,544	Dow, Inc.(b)	31,289,091
832,379	DowDuPont, Inc.	32,004,973
383,307	Eastman Chemical Co.	30,235,256
178,557	Ecolab, Inc.	32,868,773

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
390,484	FMC Corp.	$30,871,665
2,504,058	Freeport-McMoRan, Inc.	30,824,954
241,421	International Flavors & Fragrances, Inc.	33,265,400
663,901	International Paper Co.	31,077,206
178,652	Linde PLC (United Kingdom)	32,203,810
350,182	LyondellBasell Industries N.V., Class A	30,896,558
154,126	Martin Marietta Materials, Inc.	34,200,559
1,080,445	Mosaic Co. (The)	28,210,419
898,075	Newmont Goldcorp Corp.	27,894,209
523,870	Nucor Corp.	29,897,261
308,669	Packaging Corp. of America	30,607,618
276,154	PPG Industries, Inc.	32,448,095
674,556	Sealed Air Corp.	31,447,801
72,601	Sherwin-Williams Co. (The)	33,021,113
266,657	Vulcan Materials Co.	33,628,114
803,025	WestRock Co.	30,820,099

		819,734,787

	Real Estate—6.1%
220,061	Alexandria Real Estate Equities, Inc.	31,334,486
166,736	American Tower Corp.	32,563,541
630,876	Apartment Investment & Management
	Co., Class A	31,140,039
154,376	AvalonBay Communities, Inc.	31,018,770
229,409	Boston Properties, Inc.	31,571,267
604,404	CBRE Group, Inc., Class A(b)	31,471,316
251,771	Crown Castle International Corp.	31,667,756
270,334	Digital Realty Trust, Inc.	31,821,015
1,012,844	Duke Realty Corp.	31,519,705
70,391	Equinix, Inc.	32,006,788
412,428	Equity Residential	31,517,748
106,790	Essex Property Trust, Inc.	30,168,175
311,917	Extra Space Storage, Inc.	32,342,674
229,645	Federal Realty Investment Trust	30,737,983
996,121	HCP, Inc.	29,664,483
1,569,419	Host Hotels & Resorts, Inc.	30,195,622
870,449	Iron Mountain, Inc.	28,272,184
1,753,157	Kimco Realty Corp.	30,487,400
720,817	Macerich Co. (The)	28,933,594
284,492	Mid-America Apartment Communities, Inc.	31,126,270
432,857	Prologis, Inc.	33,187,146
141,780	Public Storage	31,358,900
434,714	Realty Income Corp.	30,434,327
468,980	Regency Centers Corp.	31,501,387
165,005	SBA Communications Corp., Class A(b)	33,616,469
173,766	Simon Property Group, Inc.	30,183,154
335,035	SL Green Realty Corp.	29,596,992
674,406	UDR, Inc.	30,314,550
488,375	Ventas, Inc.	29,844,596
447,577	Vornado Realty Trust	30,945,474
403,812	Welltower, Inc.	30,096,108
1,227,654	Weyerhaeuser Co.	32,901,127

		993,541,046

	Utilities—5.4%
1,710,406	AES Corp. (The)	29,282,151
654,570	Alliant Energy Corp.	30,915,341

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
422,226	Ameren Corp.	$30,725,386
369,424	American Electric Power Co., Inc.	31,604,223
296,959	American Water Works Co., Inc.	32,127,994
302,301	Atmos Energy Corp.	30,937,484
1,008,130	CenterPoint Energy, Inc.	31,252,030
554,069	CMS Energy Corp.	30,778,533
361,179	Consolidated Edison, Inc.	31,119,183
399,764	Dominion Energy, Inc.	31,129,623
243,986	DTE Energy Co.	30,671,480
335,627	Duke Energy Corp.	30,582,332
483,498	Edison International	30,832,667
327,327	Entergy Corp.	31,717,986
542,936	Evergy, Inc.	31,392,559
434,478	Eversource Energy	31,134,693
612,867	Exelon Corp.	31,225,574
737,201	FirstEnergy Corp.	30,984,558
159,108	NextEra Energy, Inc.	30,936,960
1,104,088	NiSource, Inc.	30,671,565
730,204	NRG Energy, Inc.	30,062,499
324,970	Pinnacle West Capital Corp.	30,959,892
942,793	PPL Corp.	29,424,570
517,969	Public Service Enterprise Group, Inc.	30,896,851
247,540	Sempra Energy	31,672,743
594,772	Southern Co. (The)	31,653,766
393,173	WEC Energy Group, Inc.	30,836,558
542,754	Xcel Energy, Inc.	30,665,601

		866,194,802

	Total Common Stocks & Other Equity Interests (Cost $13,390,717,918)	16,123,247,349

	Money Market Funds—0.1%
10,882,317	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(e) (Cost $10,882,317)	10,882,317

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $13,401,600,235)—100.0%	16,134,129,666

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.2%
31,848,243	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(e)(f)	31,848,243

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Invesco S&P 500® Equal Weight ETF (RSP) (continued)

April 30, 2019

Number of Shares		Value
	Money Market Funds (continued)
10,612,915	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(e)(f)	$10,616,099

	Total Money Market Funds (Cost $42,464,342)	42,464,342

	Total Investments in Securities (Cost $13,444,064,577)—100.2%	16,176,594,008

	Other assets less liabilities—(0.2)%	(32,633,488)

	Net Assets—100.0%	$16,143,960,520

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)	Affiliated company. See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Diversified Telecommunication Services—12.6%
32,397	AT&T, Inc.	$1,003,011
78,897	CenturyLink, Inc.	901,004
17,171	Verizon Communications, Inc.	982,009

		2,886,024

	Entertainment—27.5%
23,109	Activision Blizzard, Inc.	1,114,085
9,868	Electronic Arts, Inc.(b)	934,006
2,774	Netflix, Inc.(b)	1,027,878
11,146	Take-Two Interactive Software, Inc.(b)	1,079,267
33,625	Viacom, Inc., Class B	972,099
8,534	Walt Disney Co. (The)	1,168,902

		6,296,237

	Interactive Media & Services—19.4%
416	Alphabet, Inc., Class A(b)	498,767
431	Alphabet, Inc., Class C(b)	512,235
5,724	Facebook, Inc., Class A(b)	1,107,022
19,063	TripAdvisor, Inc.(b)	1,014,724
32,330	Twitter, Inc.(b)	1,290,290

		4,423,038

	Media—40.3%
19,802	CBS Corp., Class B	1,015,249
2,878	Charter Communications, Inc., Class A(b)	1,068,285
25,433	Comcast Corp., Class A	1,107,098
10,587	Discovery, Inc., Class A(b)	327,138
24,337	Discovery, Inc., Class C(b)	699,932
30,565	DISH Network Corp., Class A(b)	1,073,443
16,348	Fox Corp., Class A(b)	637,408
7,525	Fox Corp., Class B(b)	289,712
43,616	Interpublic Group of Cos., Inc. (The)	1,003,168
57,114	News Corp., Class A	709,356
18,357	News Corp., Class B	229,279
13,121	Omnicom Group, Inc.	1,050,074

		9,210,142

	Total Common Stocks & Other Equity Interests (Cost $22,162,288)	22,815,441

	Money Market Funds—0.1%
19,831	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32(c) (Cost $19,831)	19,831

	Total Investments in Securities (Cost $22,182,119)—99.9%	22,835,272

	Other assets less liabilities—0.1%	15,455

	Net Assets—100.0%	$22,850,727

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Auto Components—3.2%
20,568	Aptiv PLC	$1,762,678
44,142	BorgWarner, Inc.	1,843,811

		3,606,489

	Automobiles—4.8%
199,792	Ford Motor Co.	2,087,826
44,281	General Motors Co.	1,724,745
44,669	Harley-Davidson, Inc.	1,663,027

		5,475,598

	Distributors—3.1%
15,879	Genuine Parts Co.	1,628,233
61,508	LKQ Corp.(b)	1,851,391

		3,479,624

	Diversified Consumer Services—1.6%
67,425	H&R Block, Inc.	1,834,634

	Hotels, Restaurants & Leisure—19.3%
30,603	Carnival Corp.	1,678,880
2,729	Chipotle Mexican Grill, Inc.(b)	1,877,661
15,628	Darden Restaurants, Inc.	1,837,853
20,403	Hilton Worldwide Holdings, Inc.	1,774,857
13,937	Marriott International, Inc., Class A	1,901,285
9,372	McDonald’s Corp.	1,851,626
63,481	MGM Resorts International	1,690,499
30,581	Norwegian Cruise Line Holdings Ltd.(b)	1,724,463
14,433	Royal Caribbean Cruises Ltd.	1,745,527
24,254	Starbucks Corp.	1,884,051
14,067	Wynn Resorts, Ltd.	2,031,978
17,402	Yum! Brands, Inc.	1,816,595

		21,815,275

	Household Durables—12.2%
41,640	D.R. Horton, Inc.	1,845,068
20,347	Garmin Ltd.	1,744,552
37,949	Leggett & Platt, Inc.	1,493,673
35,245	Lennar Corp., Class A	1,833,797
12,737	Mohawk Industries, Inc.(b)	1,735,416
108,954	Newell Brands, Inc.	1,566,758
60,995	PulteGroup, Inc.	1,918,903
12,230	Whirlpool Corp.	1,697,769

		13,835,936

	Internet & Direct Marketing Retail—6.6%
1,038	Amazon.com, Inc.(b)	1,999,728
980	Booking Holdings, Inc.(b)	1,817,890
46,872	eBay, Inc.	1,816,290
13,861	Expedia Group, Inc.	1,799,712

		7,433,620

	Leisure Products—3.0%
19,325	Hasbro, Inc.	1,968,445
116,097	Mattel, Inc.(b)(c)	1,415,222

		3,383,667

	Multiline Retail—9.2%
14,172	Dollar General Corp.	1,786,947
16,429	Dollar Tree, Inc.(b)	1,828,219
24,823	Kohl’s Corp.	1,764,915

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Multiline Retail (continued)
72,857	Macy’s, Inc.	$1,715,054
38,337	Nordstrom, Inc.	1,572,584
22,190	Target Corp.	1,717,950

		10,385,669

	Specialty Retail—24.5%
11,084	Advance Auto Parts, Inc.	1,843,491
1,799	AutoZone, Inc.(b)	1,849,930
24,970	Best Buy Co., Inc.	1,858,018
28,816	CarMax, Inc.(b)(c)	2,243,614
28,000	Foot Locker, Inc.	1,601,880
64,877	Gap, Inc. (The)	1,691,992
9,283	Home Depot, Inc. (The)	1,890,947
64,977	L Brands, Inc.	1,666,010
16,936	Lowe’s Cos., Inc.	1,916,139
4,620	O’Reilly Automotive, Inc.(b)	1,748,993
18,889	Ross Stores, Inc.	1,844,700
17,833	Tiffany & Co.	1,922,754
33,167	TJX Cos., Inc. (The)	1,820,205
18,611	Tractor Supply Co.	1,926,239
5,490	Ulta Beauty, Inc.(b)	1,915,900

		27,740,812

	Textiles, Apparel & Luxury Goods—12.5%
38,602	Capri Holdings Ltd.(b)	1,701,576
91,977	Hanesbrands, Inc.	1,662,024
19,838	NIKE, Inc., Class B	1,742,372
15,254	PVH Corp.	1,967,613
13,782	Ralph Lauren Corp.	1,813,436
50,156	Tapestry, Inc.	1,618,534
40,967	Under Armour, Inc., Class A(b)	945,928
42,003	Under Armour, Inc., Class C(b)	870,302
19,977	VF Corp.	1,886,029

		14,207,814

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $113,142,746)—100.0%	113,199,138

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—2.8%
2,380,703	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	2,380,703
793,330	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	793,568

	Total Money Market Funds (Cost $3,174,271)	3,174,271

	Total Investments in Securities (Cost $116,317,017)—102.8%	116,373,409

	Other assets less liabilities—(2.8)%	(3,133,968)

	Net Assets—100.0%	$113,239,441

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

44

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

45

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.8%
	Beverages—18.5%
241,921	Brown-Forman Corp., Class B	$12,891,970
269,328	Coca-Cola Co. (The)	13,213,232
72,668	Constellation Brands, Inc., Class A	15,381,636
203,140	Molson Coors Brewing Co., Class B	13,039,557
199,252	Monster Beverage Corp.(b)	11,875,419
104,806	PepsiCo, Inc.	13,420,408

		79,822,222

	Food & Staples Retailing—14.4%
53,010	Costco Wholesale Corp.	13,015,545
493,530	Kroger Co. (The)	12,723,203
183,593	Sysco Corp.	12,919,440
201,614	Walgreens Boots Alliance, Inc.	10,800,462
123,750	Walmart, Inc.	12,726,450

		62,185,100

	Food Products—40.3%
288,089	Archer-Daniels-Midland Co.	12,848,769
335,278	Campbell Soup Co.	12,971,906
537,459	Conagra Brands, Inc.	16,542,988
259,380	General Mills, Inc.	13,350,289
108,564	Hershey Co. (The)	13,554,215
280,918	Hormel Foods Corp.	11,219,865
117,833	JM Smucker Co. (The)	14,449,861
221,348	Kellogg Co.	13,347,284
376,221	Kraft Heinz Co. (The)	12,505,586
172,499	Lamb Weston Holdings, Inc.	12,083,555
88,119	McCormick & Co., Inc.	13,567,682
259,268	Mondelez International, Inc., Class A	13,183,778
192,366	Tyson Foods, Inc., Class A	14,429,374

		174,055,152

	Household Products—15.3%
183,956	Church & Dwight Co., Inc.	13,787,502
76,518	Clorox Co. (The)	12,222,220
184,801	Colgate-Palmolive Co.	13,451,665
104,217	Kimberly-Clark Corp.	13,379,378
122,718	Procter & Gamble Co. (The)	13,067,013

		65,907,778

	Personal Products—5.8%
1,097,881	Coty, Inc., Class A(c)	11,879,072
77,395	Estee Lauder Cos., Inc. (The), Class A	13,297,235

		25,176,307

	Tobacco—5.5%
218,109	Altria Group, Inc.	11,849,862
138,099	Philip Morris International, Inc.	11,953,850

		23,803,712

	Total Common Stocks & Other Equity Interests (Cost $433,706,091)	430,950,271

Number of Shares		Value
	Money Market Funds—0.1%
475,895	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32(d) (Cost $475,895)	$475,895

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $434,181,986)—99.9%	431,426,166

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—2.6%
8,320,524	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	8,320,524
2,772,676	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	2,773,508

	Total Money Market Funds (Cost $11,094,032)	11,094,032

	Total Investments in Securities (Cost $445,276,018)—102.5%	442,520,198

	Other assets less liabilities—(2.5)%	(10,683,691)

	Net Assets—100.0%	$431,836,507

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

46

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Energy ETF (RYE)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Energy Equipment & Services—19.9%
257,766	Baker Hughes, a GE Co., Class A	$6,191,539
241,440	Halliburton Co.	6,839,995
125,588	Helmerich & Payne, Inc.	7,349,410
256,372	National Oilwell Varco, Inc.	6,701,564
160,628	Schlumberger Ltd.	6,855,603
316,126	TechnipFMC PLC (United Kingdom)	7,773,539

		41,711,650

	Oil, Gas & Consumable Fuels—80.0%
157,649	Anadarko Petroleum Corp.	11,484,730
207,585	Apache Corp.	6,831,622
268,842	Cabot Oil & Gas Corp.	6,960,319
54,533	Chevron Corp.	6,547,232
97,121	Cimarex Energy Co.	6,668,328
66,139	Concho Resources, Inc.	7,631,118
101,365	ConocoPhillips	6,398,159
248,309	Devon Energy Corp.	7,980,651
69,448	Diamondback Energy, Inc.	7,388,573
76,728	EOG Resources, Inc.	7,369,724
83,943	Exxon Mobil Corp.	6,738,944
120,588	Hess Corp.	7,732,102
135,908	HollyFrontier Corp.	6,486,889
336,154	Kinder Morgan, Inc.	6,679,380
407,642	Marathon Oil Corp.	6,946,220
115,345	Marathon Petroleum Corp.	7,021,050
309,633	Noble Energy, Inc.	8,378,669
105,762	Occidental Petroleum Corp.	6,227,267
101,133	ONEOK, Inc.	6,869,965
70,325	Phillips 66	6,629,538
50,877	Pioneer Natural Resources Co.	8,468,985
83,164	Valero Energy Corp.	7,539,648
246,282	Williams Cos., Inc. (The)	6,977,169

		167,956,282

	Total Common Stocks & Other Equity Interests (Cost $ 247,051,914)	209,667,932

	Money Market Funds—0.0%
268	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32(b) (Cost $268)	268

	Total Investments in Securities (Cost $247,052,182)—99.9%	209,668,200

	Other assets less liabilities—0.1%	154,689

	Net Assets—100.0%	$209,822,889

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

47

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Banks—27.3%
140,375	Bank of America Corp.	$4,292,667
81,083	BB&T Corp.	4,151,450
64,804	Citigroup, Inc.	4,581,643
115,700	Citizens Financial Group, Inc.	4,188,340
48,182	Comerica, Inc.	3,786,623
150,796	Fifth Third Bancorp	4,345,941
39,538	First Republic Bank	4,176,003
292,276	Huntington Bancshares, Inc.	4,068,482
39,042	JPMorgan Chase & Co.	4,530,824
239,817	KeyCorp	4,208,788
23,962	M&T Bank Corp.	4,075,217
234,367	People’s United Financial, Inc.	4,052,205
31,742	PNC Financial Services Group, Inc. (The)	4,346,432
259,969	Regions Financial Corp.	4,037,319
63,345	SunTrust Banks, Inc.	4,147,831
16,779	SVB Financial Group(b)	4,223,610
79,059	U.S. Bancorp	4,215,426
80,758	Wells Fargo & Co.	3,909,495
82,582	Zions Bancorp. N.A.	4,073,770

		79,412,066

	Capital Markets—32.1%
38,734	Affiliated Managers Group, Inc.	4,296,375
32,342	Ameriprise Financial, Inc.	4,746,835
78,123	Bank of New York Mellon Corp. (The)	3,879,588
9,546	BlackRock, Inc.	4,632,101
43,558	Cboe Global Markets, Inc.	4,425,928
92,560	Charles Schwab Corp. (The)	4,237,397
23,445	CME Group, Inc., Class A	4,194,311
85,825	E*TRADE Financial Corp.	4,347,895
128,367	Franklin Resources, Inc.	4,440,215
20,599	Goldman Sachs Group, Inc. (The)	4,241,746
55,472	Intercontinental Exchange, Inc.	4,512,647
215,758	Invesco Ltd.(c)	4,740,203
23,666	Moody’s Corp.	4,653,209
97,237	Morgan Stanley	4,691,685
22,044	MSCI, Inc.	4,968,277
48,199	Nasdaq, Inc.	4,443,948
44,920	Northern Trust Corp.	4,426,866
50,053	Raymond James Financial, Inc.	4,583,353
20,485	S&P Global, Inc.	4,520,220
59,056	State Street Corp.	3,995,729
41,530	T. Rowe Price Group, Inc.	4,464,475

		93,443,003

	Consumer Finance—6.2%
37,245	American Express Co.	4,366,231
49,425	Capital One Financial Corp.	4,588,123
57,552	Discover Financial Services	4,689,913
127,512	Synchrony Financial	4,420,841

		18,065,108

	Diversified Financial Services—3.0%
20,240	Berkshire Hathaway, Inc., Class B(b)	4,386,210
212,228	Jefferies Financial Group, Inc.	4,365,530

		8,751,740

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Insurance—31.4%
82,837	Aflac, Inc.	$4,173,328
43,105	Allstate Corp. (The)	4,269,981
95,301	American International Group, Inc.	4,533,469
24,819	Aon PLC	4,470,895
51,620	Arthur J. Gallagher & Co.	4,316,464
40,233	Assurant, Inc.	3,822,135
30,385	Chubb Ltd.	4,411,902
47,600	Cincinnati Financial Corp.	4,578,168
18,553	Everest Re Group, Ltd.	4,369,232
83,594	Hartford Financial Services Group, Inc. (The)	4,372,802
66,839	Lincoln National Corp.	4,459,498
85,788	Loews Corp.	4,400,067
44,895	Marsh & McLennan Cos., Inc.	4,233,150
91,072	MetLife, Inc.	4,201,151
80,579	Principal Financial Group, Inc.	4,605,896
55,649	Progressive Corp. (The)	4,348,969
43,105	Prudential Financial, Inc.	4,556,630
49,559	Torchmark Corp.	4,344,342
30,695	Travelers Cos., Inc. (The)	4,412,406
111,622	Unum Group	4,121,084
23,766	Willis Towers Watson PLC	4,381,024

		91,382,593

	Total Investments in Securities (Cost $290,373,627)—100.0%	291,054,510

	Other assets less liabilities—0.0%	90,004

	Net Assets—100.0%	$291,144,514

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	Affiliated company. See Note 4.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

48

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Biotechnology—13.9%
144,700	AbbVie, Inc.	$11,487,733
87,238	Alexion Pharmaceuticals, Inc.(b)	11,875,709
62,066	Amgen, Inc.	11,129,675
36,457	Biogen, Inc.(b)	8,357,403
132,912	Celgene Corp.(b)	12,581,450
177,539	Gilead Sciences, Inc.	11,547,137
136,699	Incyte Corp.(b)	10,498,483
27,880	Regeneron Pharmaceuticals, Inc.(b)	9,566,743
63,328	Vertex Pharmaceuticals, Inc.(b)	10,701,165

		97,745,498

	Health Care Equipment & Supplies—31.1%
146,493	Abbott Laboratories	11,654,983
35,728	ABIOMED, Inc.(b)	9,911,304
48,631	Align Technology, Inc.(b)	15,789,513
151,435	Baxter International, Inc.	11,554,491
45,501	Becton, Dickinson and Co.	10,953,911
284,126	Boston Scientific Corp.(b)	10,546,757
38,964	Cooper Cos., Inc. (The)	11,296,443
89,777	Danaher Corp.	11,890,066
231,173	DENTSPLY SIRONA, Inc.	11,819,876
66,321	Edwards Lifesciences Corp.(b)	11,677,138
240,846	Hologic, Inc.(b)	11,170,438
55,646	IDEXX Laboratories, Inc.(b)	12,909,872
21,032	Intuitive Surgical, Inc.(b)	10,739,570
124,014	Medtronic PLC	11,013,683
111,145	ResMed, Inc.	11,615,764
59,958	Stryker Corp.	11,326,666
39,129	Teleflex, Inc.	11,197,937
84,081	Varian Medical Systems, Inc.(b)	11,449,310
92,308	Zimmer Biomet Holdings, Inc.	11,368,653

		219,886,375

	Health Care Providers & Services—25.9%
146,914	AmerisourceBergen Corp.	10,983,291
38,049	Anthem, Inc.	10,008,029
235,341	Cardinal Health, Inc.	11,463,460
198,475	Centene Corp.(b)	10,233,371
68,810	Cigna Corp.	10,929,780
212,088	CVS Health Corp.	11,533,345
224,739	DaVita, Inc.(b)	12,414,582
89,993	HCA Healthcare, Inc.	11,449,809
191,663	Henry Schein, Inc.(b)	12,277,932
41,846	Humana, Inc.	10,687,887
76,620	Laboratory Corp. of America Holdings(b)	12,253,070
100,355	McKesson Corp.	11,967,334
133,053	Quest Diagnostics, Inc.	12,823,648
47,308	UnitedHealth Group, Inc.	11,026,076
86,895	Universal Health Services, Inc., Class B	11,024,369
46,829	WellCare Health Plans, Inc.(b)	12,098,272

		183,174,255

	Health Care Technology—1.9%
202,450	Cerner Corp.(b)	13,452,803

	Life Sciences Tools & Services—11.5%
143,957	Agilent Technologies, Inc.	11,300,625
38,115	Illumina, Inc.(b)	11,891,880
81,684	IQVIA Holdings, Inc.(b)	11,345,908

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Life Sciences Tools & Services (continued)
16,485	Mettler-Toledo International, Inc.(b)	$12,285,611
122,192	PerkinElmer, Inc.	11,710,881
44,932	Thermo Fisher Scientific, Inc.	12,466,383
47,049	Waters Corp.(b)	10,046,843

		81,048,131

	Pharmaceuticals—15.7%
77,387	Allergan PLC	11,375,889
218,444	Bristol-Myers Squibb Co.	10,142,355
88,600	Eli Lilly and Co.	10,369,744
81,310	Johnson & Johnson	11,480,972
140,674	Merck & Co., Inc.	11,072,451
421,863	Mylan N.V.(b)	11,386,082
319,551	Nektar Therapeutics(b)	10,232,023
241,415	Perrigo Co. PLC	11,568,607
274,536	Pfizer, Inc.	11,148,907
121,478	Zoetis, Inc.	12,371,319

		111,148,349

	Total Common Stocks & Other Equity Interests (Cost $667,145,275)	706,455,411

	Money Market Funds—0.0%
190,371	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32(c) (Cost $190,371)	190,371

	Total Investments in Securities (Cost $667,335,646)—100.0%	706,645,782

	Other assets less liabilities—0.0%	199,216

	Net Assets—100.0%	$706,844,998

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

49

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Aerospace & Defense—17.0%
176,987	Arconic, Inc.	$3,801,681
7,749	Boeing Co. (The)	2,926,720
19,697	General Dynamics Corp.	3,520,248
20,231	Harris Corp.	3,408,923
16,350	Huntington Ingalls Industries, Inc.	3,639,183
15,714	L3 Technologies, Inc.	3,434,766
10,875	Lockheed Martin Corp.	3,624,964
11,858	Northrop Grumman Corp.	3,437,753
18,103	Raytheon Co.	3,214,912
64,040	Textron, Inc.	3,394,120
7,650	TransDigm Group, Inc.(b)	3,691,278
26,391	United Technologies Corp.	3,763,620

		41,858,168

	Air Freight & Logistics—5.5%
37,429	C.H. Robinson Worldwide, Inc.	3,031,749
43,919	Expeditors International of Washington, Inc.	3,488,047
19,046	FedEx Corp.	3,608,455
30,680	United Parcel Service, Inc., Class B	3,258,830

		13,387,081

	Airlines—7.3%
58,840	Alaska Air Group, Inc.	3,642,196
102,558	American Airlines Group, Inc.	3,505,433
65,991	Delta Air Lines, Inc.	3,846,615
63,214	Southwest Airlines Co.	3,428,095
39,712	United Continental Holdings, Inc.(b)	3,528,808

		17,951,147

	Building Products—7.1%
64,335	A.O. Smith Corp.	3,382,091
37,198	Allegion PLC	3,691,157
70,820	Fortune Brands Home & Security, Inc.	3,737,880
91,210	Johnson Controls International PLC	3,420,375
83,393	Masco Corp.	3,257,331

		17,488,834

	Commercial Services & Supplies—7.1%
16,257	Cintas Corp.	3,530,045
56,193	Copart, Inc.(b)	3,782,913
42,007	Republic Services, Inc.	3,479,020
81,589	Rollins, Inc.	3,155,046
33,073	Waste Management, Inc.	3,550,056

		17,497,080

	Construction & Engineering—4.4%
89,611	Fluor Corp.	3,560,245
45,515	Jacobs Engineering Group, Inc.	3,547,439
93,000	Quanta Services, Inc.	3,775,800

		10,883,484

	Electrical Equipment—5.7%
41,613	AMETEK, Inc.	3,669,018
41,225	Eaton Corp. PLC	3,414,254
49,138	Emerson Electric Co.	3,488,307
18,753	Rockwell Automation, Inc.	3,388,855

		13,960,434

	Industrial Conglomerates—5.7%
16,293	3M Co.	3,087,686

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrial Conglomerates (continued)
341,598	General Electric Co.	$3,474,052
21,592	Honeywell International, Inc.	3,749,019
10,300	Roper Technologies, Inc.	3,704,910

		14,015,667

	Machinery—21.6%
24,916	Caterpillar, Inc.	3,473,789
21,173	Cummins, Inc.	3,520,858
20,583	Deere & Co.	3,409,162
36,659	Dover Corp.	3,594,048
76,196	Flowserve Corp.	3,735,890
40,706	Fortive Corp.	3,514,556
23,270	Illinois Tool Works, Inc.	3,621,510
31,380	Ingersoll-Rand PLC	3,847,502
48,622	PACCAR, Inc.	3,484,739
19,357	Parker-Hannifin Corp.	3,505,166
78,589	Pentair PLC	3,064,185
20,759	Snap-on, Inc.	3,493,324
25,316	Stanley Black & Decker, Inc.	3,711,326
46,674	Wabtec Corp.(c)	3,457,143
43,590	Xylem, Inc.	3,635,406

		53,068,604

	Professional Services—7.1%
30,152	Equifax, Inc.	3,797,644
62,285	IHS Markit Ltd.(b)	3,566,439
125,724	Nielsen Holdings PLC	3,209,734
50,593	Robert Half International, Inc.	3,141,319
25,971	Verisk Analytics, Inc., Class A	3,665,547

		17,380,683

	Road & Rail—7.2%
45,596	CSX Corp.	3,630,809
32,150	J.B. Hunt Transport Services, Inc.	3,037,532
29,404	Kansas City Southern	3,620,809
18,514	Norfolk Southern Corp.	3,777,226
19,921	Union Pacific Corp.	3,526,814

		17,593,190

	Trading Companies & Distributors—4.3%
53,273	Fastenal Co.	3,758,410
26,555	United Rentals, Inc.(b)	3,742,131
11,154	W.W. Grainger, Inc.	3,145,428

		10,645,969

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $238,946,445)—100.0%	245,730,341

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—0.8%
1,567,775	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	1,567,775

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

50

Invesco S&P 500® Equal Weight Industrials ETF (RGI) (continued)

April 30, 2019

Number of Shares		Value
	Money Market Funds (continued)
522,436	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	$522,593

	Total Money Market Funds (Cost $2,090,368)	2,090,368

	Total Investments in Securities (Cost $241,036,813)—100.8%	247,820,709

	Other assets less liabilities—(0.8)%	(2,070,439)

	Net Assets—100.0%	$245,750,270

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

51

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Materials ETF (RTM)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Chemicals—57.9%
26,444	Air Products and Chemicals, Inc.	$5,441,911
57,804	Albemarle Corp.(b)	4,338,768
48,065	Celanese Corp., Series A	5,185,733
119,036	CF Industries Holdings, Inc.	5,330,432
84,017	Dow, Inc.(c)	4,766,284
132,761	DowDuPont, Inc.	5,104,660
60,724	Eastman Chemical Co.	4,789,909
28,283	Ecolab, Inc.	5,206,335
61,860	FMC Corp.	4,890,652
38,245	International Flavors & Fragrances, Inc.(b)	5,269,779
28,301	Linde PLC (United Kingdom)	5,101,538
55,038	LyondellBasell Industries N.V., Class A	4,856,003
171,163	Mosaic Co. (The)	4,469,066
43,747	PPG Industries, Inc.	5,140,272
11,502	Sherwin-Williams Co. (The)	5,231,455

		75,122,797

	Construction Materials—8.3%
24,416	Martin Marietta Materials, Inc.	5,417,910
42,244	Vulcan Materials Co.	5,327,391

		10,745,301

	Containers & Packaging—23.0%
44,244	Avery Dennison Corp.	4,895,599
87,184	Ball Corp.	5,225,809
104,784	International Paper Co.	4,904,939
49,240	Packaging Corp. of America	4,882,638
106,863	Sealed Air Corp.	4,981,953
127,214	WestRock Co.	4,882,473

		29,773,411

	Metals & Mining—10.8%
396,689	Freeport-McMoRan, Inc.	4,883,242
142,271	Newmont Goldcorp Corp.	4,418,937
82,989	Nucor Corp.	4,736,182

		14,038,361

	Total Investments in Securities
	(excluding investments purchased with cash collateral from securities on loan) (Cost $138,778,948)—100.0%	129,679,870

	Investments Purchased with Cash Collateral from Securities on Loan
	Money Market Funds—6.8%
6,634,636	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	6,634,636
2,210,882	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	2,211,545

	Total Money Market Funds (Cost $8,846,181)	8,846,181

	Total Investments in Securities (Cost $147,625,129)—106.8%	138,526,051

	Other assets less liabilities—(6.8)%	(8,798,482)

	Net Assets—100.0%	$129,727,569

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	All or a portion of this security was out on loan at April 30, 2019.
(c)	Non-income producing security.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

52

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Equity Real Estate Investment Trusts (REITs) —96.8%
8,229	Alexandria Real Estate Equities, Inc.	$1,171,727
6,234	American Tower Corp.	1,217,500
22,914	Apartment Investment & Management Co., Class A	1,131,035
5,765	AvalonBay Communities, Inc.	1,158,361
8,550	Boston Properties, Inc.	1,176,651
9,360	Crown Castle International Corp.	1,177,301
10,110	Digital Realty Trust, Inc.	1,190,048
37,883	Duke Realty Corp.	1,178,919
2,631	Equinix, Inc.	1,196,316
15,377	Equity Residential	1,175,110
3,995	Essex Property Trust, Inc.	1,128,588
11,667	Extra Space Storage, Inc.	1,209,751
8,590	Federal Realty Investment Trust	1,149,772
37,284	HCP, Inc.	1,110,318
58,701	Host Hotels & Resorts, Inc.	1,129,407
32,557	Iron Mountain, Inc.	1,057,451
65,377	Kimco Realty Corp.	1,136,906
26,960	Macerich Co. (The)	1,082,174
10,742	Mid-America Apartment Communities, Inc.	1,175,282
16,191	Prologis, Inc.	1,241,364
5,283	Public Storage	1,168,494
16,233	Realty Income Corp.	1,136,472
17,756	Regency Centers Corp.	1,192,671
6,172	SBA Communications Corp., Class A(b)	1,257,422
6,500	Simon Property Group, Inc.	1,129,050
12,531	SL Green Realty Corp.	1,106,989
25,225	UDR, Inc.	1,133,864
18,267	Ventas, Inc.	1,116,296
16,741	Vornado Realty Trust	1,157,473
15,104	Welltower, Inc.	1,125,701
45,919	Weyerhaeuser Co.	1,230,629

		35,949,042

	Real Estate Management & Development—3.1%
22,606	CBRE Group, Inc., Class A(b)	1,177,094

	Total Common Stocks & Other Equity Interests (Cost $36,526,404)	37,126,136

	Money Market Funds—0.1%
25,673	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32(c) (Cost $25,673)	25,673

	Total Investments in Securities (Cost $36,552,077)—100.0%	37,151,809

	Other assets less liabilities-(0.0)%	(8,756)

	Net Assets-100.0%	$37,143,053

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

53

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Technology ETF (RYT)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communications Equipment—7.1%
86,215	Arista Networks, Inc.(b)	$26,924,082
463,500	Cisco Systems, Inc.	25,932,825
149,827	F5 Networks, Inc.(b)	23,507,856
921,409	Juniper Networks, Inc.	25,587,528
170,479	Motorola Solutions, Inc.	24,704,112

		126,656,403

	Electronic Equipment, Instruments & Components—8.5%
254,908	Amphenol Corp., Class A	25,378,641
700,324	Corning, Inc.	22,305,319
478,106	FLIR Systems, Inc.	25,310,932
159,841	IPG Photonics Corp.(b)	27,929,018
281,829	Keysight Technologies, Inc.(b)	24,527,578
291,548	TE Connectivity Ltd.	27,886,566

		153,338,054

	IT Services—30.6%
146,396	Accenture PLC, Class A	26,742,157
336,715	Akamai Technologies, Inc.(b)	26,957,403
142,297	Alliance Data Systems Corp.	22,781,750
158,610	Automatic Data Processing, Inc.	26,073,898
239,244	Broadridge Financial Solutions, Inc.	28,261,894
332,690	Cognizant Technology Solutions Corp., Class A	24,273,062
368,762	DXC Technology Co.	24,242,414
223,924	Fidelity National Information Services, Inc.	25,959,509
278,874	Fiserv, Inc.(b)	24,328,968
103,904	FleetCor Technologies, Inc.(b)	27,113,749
167,580	Gartner, Inc.(b)	26,640,193
181,639	Global Payments, Inc.	26,532,009
175,224	International Business Machines Corp.	24,578,670
180,239	Jack Henry & Associates, Inc.	26,866,425
106,690	Mastercard, Inc., Class A	27,124,866
310,075	Paychex, Inc.	26,142,423
247,370	PayPal Holdings, Inc.(b)	27,895,915
254,306	Total System Services, Inc.	26,000,245
133,187	VeriSign, Inc.(b)	26,297,773
160,643	Visa, Inc., Class A	26,414,528
1,320,188	Western Union Co. (The)	25,664,455

		546,892,306

	Semiconductors & Semiconductor Equipment—24.6%
1,075,465	Advanced Micro Devices, Inc.(b)	29,715,098
224,561	Analog Devices, Inc.	26,102,971
627,212	Applied Materials, Inc.	27,641,233
89,600	Broadcom, Inc.	28,528,640
451,047	Intel Corp.	23,021,439
207,734	KLA-Tencor Corp.	26,481,930
140,205	Lam Research Corp.	29,082,723
455,648	Maxim Integrated Products, Inc.	27,338,880
278,319	Microchip Technology, Inc.	27,801,285
612,443	Micron Technology, Inc.(b)	25,759,352
157,137	NVIDIA Corp.	28,441,797
345,157	Qorvo, Inc.(b)	26,097,321
442,198	QUALCOMM, Inc.	38,086,514
295,407	Skyworks Solutions, Inc.	26,048,989

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Semiconductors & Semiconductor Equipment (continued)
225,738	Texas Instruments, Inc.	$26,598,708
199,541	Xilinx, Inc.	23,972,856

		440,719,736

	Software—19.0%
92,921	Adobe, Inc.(b)	26,877,399
133,411	ANSYS, Inc.(b)	26,121,874
155,353	Autodesk, Inc.(b)	27,685,458
400,121	Cadence Design Systems, Inc.(b)	27,760,395
236,758	Citrix Systems, Inc.	23,903,088
293,430	Fortinet, Inc.(b)	27,412,231
96,270	Intuit, Inc.	24,169,546
214,198	Microsoft Corp.	27,974,259
448,566	Oracle Corp.	24,819,157
130,990	Red Hat, Inc.(b)	23,909,605
152,657	salesforce.com, inc.(b)	25,241,835
1,078,401	Symantec Corp.	26,108,088
229,368	Synopsys, Inc.(b)	27,771,877

		339,754,812

	Technology Hardware, Storage & Peripherals—10.1%
136,896	Apple, Inc.	27,470,920
1,516,398	Hewlett Packard Enterprise Co.	23,974,252
1,263,123	HP, Inc.	25,199,304
374,600	NetApp, Inc.	27,289,610
512,138	Seagate Technology PLC	24,746,508
498,546	Western Digital Corp.	25,485,672
781,222	Xerox Corp.	26,061,567

		180,227,833

	Total Common Stocks & Other Equity Interests (Cost $1,453,842,809)	1,787,589,144

	Money Market Funds—0.1%
1,581,815	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32(c) (Cost $1,581,815)	1,581,815

	Total Investments in Securities (Cost$1,455,424,624)—100.0%	1,789,170,959

	Other assets less liabilities—(0.0)%	(324,762)

	Net Assets—100.0%	$1,788,846,197

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

54

Schedule of Investments(a)

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Electric Utilities—50.1%
252,989	Alliant Energy Corp.	$11,948,671
142,779	American Electric Power Co., Inc.	12,214,743
129,720	Duke Energy Corp.	11,820,086
188,569	Edison International	12,025,045
126,508	Entergy Corp.	12,258,625
209,841	Evergy, Inc.	12,133,007
167,921	Eversource Energy.	12,033,219
239,867	Exelon Corp.	12,221,224
286,151	FirstEnergy Corp.	12,026,927
62,007	NextEra Energy, Inc.	12,056,641
125,598	Pinnacle West Capital Corp.	11,965,721
365,877	PPL Corp.	11,419,021
229,877	Southern Co. (The)	12,234,054
210,180	Xcel Energy, Inc.	11,875,170

		168,232,154

	Gas Utilities—3.6%
116,820	Atmos Energy Corp.	11,955,359

	Independent Power and Renewable Electricity Producers—6.8%
661,058	AES Corp. (The)	11,317,313
282,217	NRG Energy, Inc.	11,618,874

		22,936,187

	Multi-Utilities—35.7%
163,190	Ameren Corp.	11,875,336
389,635	CenterPoint Energy, Inc.	12,078,685
214,142	CMS Energy Corp.	11,895,588
139,594	Consolidated Edison, Inc.	12,027,419
154,506	Dominion Energy, Inc.	12,031,382
94,973	DTE Energy Co.	11,939,056
426,723	NiSource, Inc.	11,854,365
198,722	Public Service Enterprise Group, Inc.	11,853,767
95,672	Sempra Energy.	12,241,233
151,958	WEC Energy Group, Inc.	11,918,066

		119,714,897

	Water Utilities—3.7%
114,120	American Water Works Co., Inc.	12,346,643

	Total Common Stocks & Other Equity Interests (Cost $ 301,431,586)	335,185,240

	Money Market Funds—0.0%
55,729	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32(b) (Cost $ 55,729)	55,729

	Total Investments in Securities (Cost $ 301,487,315)-99.9%	335,240,969

	Other assets less liabilities—0.1%	257,750

	Net Assets—100.0%	$335,498,719

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

55

Schedule of Investments(a)

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—3.0%
4,014	AMC Networks, Inc., Class A(b)	$234,458
273	Cable One, Inc.	289,525
11,010	Cars.com, Inc.(b)	229,118
6,436	Cinemark Holdings, Inc.	270,634
5,608	John Wiley & Sons, Inc., Class A	258,977
4,121	Live Nation Entertainment, Inc.(b)	269,266
4,397	Meredith Corp.	259,423
7,513	New York Times Co. (The), Class A	249,056
17,578	TEGNA, Inc.	279,842
8,067	Telephone & Data Systems, Inc.	257,176
2,984	World Wrestling Entertainment, Inc., Class A(c)	250,208
7,210	Yelp, Inc.(b)	288,833

		3,136,516

	Consumer Discretionary-14.9%
4,746	Aaron’s, Inc.	264,305
16,522	Adient PLC	381,658
5,284	Adtalem Global Education, Inc.(b)	260,607
12,413	American Eagle Outfitters, Inc.	295,181
7,453	AutoNation, Inc.(b)	312,504
16,743	Bed Bath & Beyond, Inc.	279,775
8,655	Boyd Gaming Corp.	249,091
5,828	Brinker International, Inc.	249,263
4,833	Brunswick Corp.	247,498
29,643	Caesars Entertainment Corp.(b)	277,458
2,696	Carter’s, Inc.	285,533
5,430	Cheesecake Factory, Inc. (The)	269,436
2,867	Churchill Downs, Inc.	289,137
1,586	Cracker Barrel Old Country Store, Inc.(c)	267,622
13,562	Dana, Inc.	264,459
1,777	Deckers Outdoor Corp.(b)	281,139
12,370	Delphi Technologies PLC	273,748
6,618	Dick’s Sporting Goods, Inc.	244,866
3,562	Dillard’s, Inc., Class A(c)	243,819
1,000	Domino’s Pizza, Inc.	270,580
3,541	Dunkin’ Brands Group, Inc.	264,265
5,472	Eldorado Resorts, Inc.(b)	270,153
2,180	Five Below, Inc.(b)	319,130
12,231	Gentex Corp.	281,680
14,208	Goodyear Tire & Rubber Co. (The)	272,936
370	Graham Holdings Co., Class B	275,069
2,267	Helen of Troy Ltd.(b)	326,448
5,748	International Speedway Corp., Class A	253,602
3,259	Jack in the Box, Inc.	251,269
10,682	KB Home	276,771
2,590	Marriott Vacations Worldwide Corp.	273,582
19,833	Michaels Cos., Inc. (The)(b)	222,923
3,222	Murphy USA, Inc.(b)	275,384
93	NVR, Inc.(b)	293,181
3,133	Ollie’s Bargain Outlet Holdings, Inc.(b)	299,640
5,602	Papa John’s International, Inc.(c)	286,598
11,001	Penn National Gaming, Inc.(b)	238,392
2,943	Polaris Industries, Inc.	283,705
1,628	Pool Corp.	299,129
14,289	Sally Beauty Holdings, Inc.(b)	252,915
10,162	Scientific Games Corp.(b)	235,047

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
6,281	Service Corp. International	$261,352
9,561	Signet Jewelers Ltd.	221,624
4,986	Six Flags Entertainment Corp.	264,707
7,717	Skechers U.S.A., Inc., Class A(b)	244,320
6,281	Sotheby’s(b)(c)	264,932
4,370	Tempur Sealy International, Inc.(b)(c)	268,318
4,188	Texas Roadhouse, Inc.	226,194
3,941	Thor Industries, Inc.	259,594
7,038	Toll Brothers, Inc.	268,148
19,478	TRI Pointe Group, Inc.(b)	254,188
9,222	Tupperware Brands Corp.	219,484
8,596	Urban Outfitters, Inc.(b)	255,559
3,202	Visteon Corp.(b)	211,396
12,885	Weight Watchers International, Inc.(b)	263,112
14,752	Wendy’s Co. (The)	274,535
4,392	Williams-Sonoma, Inc.(c)	251,091
5,623	Wyndham Destinations, Inc.	244,938
4,817	Wyndham Hotels & Resorts, Inc.	268,403

		15,781,393

	Consumer Staples—3.4%
798	Boston Beer Co., Inc. (The), Class A(b)	247,388
1,938	Casey’s General Stores, Inc.	256,494
5,780	Edgewell Personal Care Co.(b)	238,309
5,545	Energizer Holdings, Inc.	265,550
12,315	Flowers Foods, Inc.	267,728
11,650	Hain Celestial Group, Inc. (The)(b)	254,203
2,747	Ingredion, Inc.	260,278
1,657	Lancaster Colony Corp.	246,413
4,276	Nu Skin Enterprises, Inc., Class A	217,520
2,513	Post Holdings, Inc.(b)	283,416
2,051	Sanderson Farms, Inc.	310,993
11,329	Sprouts Farmers Market, Inc.(b)	242,667
6,830	Tootsie Roll Industries, Inc.(c)	265,209
4,227	TreeHouse Foods, Inc.(b)	283,125

		3,639,293

	Energy—5.5%
6,364	Apergy Corp.(b)	252,587
36,567	Callon Petroleum Co.(b)	274,618
91,753	Chesapeake Energy Corp.(b)(c)	267,001
24,776	CNX Resources Corp.(b)	221,993
3,830	Core Laboratories N.V.	242,784
15,655	Ensco Rowan PLC, Class A	218,700
13,643	EQT Corp.	278,999
13,402	Equitrans Midstream Corp.	279,164
14,999	Matador Resources Co.(b)	295,330
31,747	McDermott International, Inc.(b)	256,833
8,638	Murphy Oil Corp.	235,299
49,405	Oasis Petroleum, Inc.(b)	301,371
17,802	Oceaneering International, Inc.(b)	341,798
19,630	Patterson-UTI Energy, Inc.	266,772
8,626	PBF Energy, Inc., Class A	289,661
34,693	QEP Resources, Inc.(b)	260,891
25,586	Range Resources Corp.	231,298
16,621	SM Energy Co.	264,773
58,661	Southwestern Energy Co.(b)	231,711
30,924	Transocean Ltd.(b)	243,063

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

56

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Energy (continued)
8,844	World Fuel Services Corp.	$272,837
21,953	WPX Energy, Inc.(b)	304,927

		5,832,410

	Financials—15.6%
407	Alleghany Corp.(b)	267,350
2,604	American Financial Group, Inc.	269,592
11,098	Associated Banc-Corp.	251,814
8,383	BancorpSouth Bank	255,514
3,072	Bank of Hawaii Corp.	253,071
8,093	Bank OZK	264,236
6,940	Brighthouse Financial, Inc.(b)	290,023
8,676	Brown & Brown, Inc.	275,463
6,829	Cathay General Bancorp	251,239
5,838	Chemical Financial Corp.	256,463
15,301	CNO Financial Group, Inc.	253,232
4,155	Commerce Bancshares, Inc.	251,087
2,475	Cullen/Frost Bankers, Inc.	251,683
4,798	East West Bancorp, Inc.	247,001
6,297	Eaton Vance Corp.	261,766
2,844	Evercore, Inc., Class A	277,091
21,612	F.N.B. Corp.	262,154
1,084	FactSet Research Systems, Inc.(c)	299,043
8,554	Federated Investors, Inc., Class B	262,864
4,985	First American Financial Corp.	284,444
4,431	First Financial Bankshares, Inc.	272,595
16,891	First Horizon National Corp.	254,885
15,349	Fulton Financial Corp.	264,770
69,004	Genworth Financial, Inc., Class A(b)	261,525
4,371	Green Dot Corp., Class A(b)	278,739
6,027	Hancock Whitney Corp.	263,621
2,136	Hanover Insurance Group, Inc. (The)	257,623
13,460	Home BancShares, Inc.	258,297
4,817	Interactive Brokers Group, Inc., Class A	261,274
6,324	International Bancshares Corp.	262,256
10,610	Janus Henderson Group PLC (United Kingdom)	265,993
3,168	Kemper Corp.	284,740
9,043	Legg Mason, Inc.	302,488
806	LendingTree, Inc.(b)	310,165
1,110	MarketAxess Holdings, Inc.	308,946
4,918	Mercury General Corp.	264,490
21,354	Navient Corp.	288,493
20,498	New York Community Bancorp, Inc.	238,392
12,130	Old Republic International Corp.	271,227
6,400	PacWest Bancorp	253,120
4,396	Pinnacle Financial Partners, Inc.	255,276
2,118	Primerica, Inc.	275,954
3,453	Prosperity Bancshares, Inc.	254,279
1,752	Reinsurance Group of America, Inc.	265,445
1,756	RenaissanceRe Holdings Ltd. (Bermuda)	272,812
4,998	SEI Investments Co.	272,141
1,878	Signature Bank	248,027
23,833	SLM Corp.	242,143
13,128	Sterling Bancorp	281,202
4,707	Stifel Financial Corp.	280,867
6,610	Synovus Financial Corp.	243,645

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
11,661	TCF Financial Corp.	$258,058
4,237	Texas Capital Bancshares, Inc.(b)	274,261
7,159	Trustmark Corp.	257,438
3,826	UMB Financial Corp.	267,284
14,144	Umpqua Holdings Corp.	245,540
6,745	United Bankshares, Inc.	264,674
24,085	Valley National Bancorp	252,411
4,539	W.R. Berkley Corp.	278,241
8,363	Washington Federal, Inc.	277,150
4,548	Webster Financial Corp.	241,635
3,591	Wintrust Financial Corp.	273,634

		16,490,886

	Health Care—8.5%
8,643	Acadia Healthcare Co., Inc.(b)(c)	276,749
24,438	Allscripts Healthcare Solutions, Inc.(b)	241,203
2,118	Amedisys, Inc.(b)	270,723
5,815	Avanos Medical, Inc.(b)	243,939
825	Bio-Rad Laboratories, Inc., Class A(b)	248,267
1,322	Bio-Techne Corp.	270,468
3,835	Cantel Medical Corp.	264,385
5,932	Catalent, Inc.(b)	265,872
1,816	Charles River Laboratories International, Inc.(b)	255,094
787	Chemed Corp.	257,176
7,497	Covetrus, Inc.(b)	246,426
4,242	Encompass Health Corp.	273,397
10,872	Exelixis, Inc.(b)	213,744
5,417	Globus Medical, Inc., Class A(b)	244,253
2,916	Haemonetics Corp.(b)	254,509
3,347	HealthEquity, Inc.(b)	226,759
2,429	Hill-Rom Holdings, Inc.	246,349
1,074	ICU Medical, Inc.(b)	244,335
2,666	Inogen, Inc.(b)	232,742
4,565	Integra LifeSciences Holdings Corp.(b)	238,247
2,365	Ligand Pharmaceuticals, Inc.(b)	297,635
2,724	LivaNova PLC(b)	187,656
11,827	Mallinckrodt PLC(b)	182,845
1,947	Masimo Corp.(b)	253,402
3,464	Medidata Solutions, Inc.(b)	312,938
8,370	MEDNAX, Inc.(b)	234,109
1,890	Molina Healthcare, Inc.(b)	245,001
4,314	NuVasive, Inc.(b)	261,428
11,596	Patterson Cos., Inc.	253,257
2,459	PRA Health Sciences, Inc.(b)	238,080
9,226	Prestige Consumer Healthcare, Inc.(b)	271,429
2,102	STERIS PLC	275,320
6,046	Syneos Health, Inc.(b)	283,739
9,219	Tenet Healthcare Corp.(b)	201,896
2,265	United Therapeutics Corp.(b)	232,321
2,466	West Pharmaceutical Services, Inc.	305,266

		9,050,959

	Industrials—14.9%
1,943	Acuity Brands, Inc.	284,319
8,314	AECOM(b)	281,845
3,797	AGCO Corp.	268,752
4,154	ASGN, Inc.(b)	261,868

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

57

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
7,307	Avis Budget Group, Inc.(b)	$259,764
3,446	Brink’s Co. (The)	275,439
2,062	Carlisle Cos., Inc.	291,608
3,705	Clean Harbors, Inc.(b)	281,580
9,571	Colfax Corp.(b)	288,757
3,066	Crane Co.	260,763
2,186	Curtiss-Wright Corp.	249,073
5,943	Deluxe Corp.	265,771
5,189	Donaldson Co., Inc.	277,819
5,307	Dycom Industries, Inc.(b)	263,174
3,557	EMCOR Group, Inc.	299,286
3,643	EnerSys	252,059
3,331	GATX Corp.	256,920
3,121	Genesee & Wyoming, Inc., Class A(b)	276,677
5,307	Graco, Inc.	271,984
5,344	Granite Construction, Inc.	239,892
7,570	Healthcare Services Group, Inc.	256,244
6,997	Herman Miller, Inc.	271,624
6,777	HNI Corp.	248,784
2,126	Hubbell, Inc.	271,278
1,752	IDEX Corp.	274,468
2,060	Insperity, Inc.	246,294
4,409	ITT, Inc.	266,965
15,578	JetBlue Airways Corp.(b)	288,972
6,989	Kennametal, Inc.	284,452
3,518	Kirby Corp.(b)	287,491
7,717	Knight-Swift Transportation Holdings, Inc.	257,362
2,361	Landstar System, Inc.	257,255
1,026	Lennox International, Inc.	278,508
2,969	Lincoln Electric Holdings, Inc.	259,105
3,122	ManpowerGroup, Inc.	299,837
5,443	MasTec, Inc.(b)	275,688
2,450	MSA Safety, Inc.	269,279
3,023	MSC Industrial Direct Co., Inc., Class A	252,874
1,898	Nordson Corp.	277,013
18,270	NOW, Inc.(b)	267,107
9,374	nVent Electric PLC	262,003
1,755	Old Dominion Freight Line, Inc.	261,986
3,226	Oshkosh Corp.	266,435
3,130	Regal Beloit Corp.	266,300
12,664	Resideo Technologies, Inc.(b)	287,473
4,243	Ryder System, Inc.	267,309
5,225	Stericycle, Inc.(b)	305,088
1,092	Teledyne Technologies, Inc.(b)	271,373
7,455	Terex Corp.	248,475
5,874	Timken Co. (The)	281,658
3,731	Toro Co. (The)	272,923
4,174	Trex Co., Inc.(b)	289,133
11,083	Trinity Industries, Inc.	238,949
1,860	Valmont Industries, Inc.	250,802
1,784	Watsco, Inc.	282,710
7,375	Werner Enterprises, Inc.	247,063
2,668	Woodward, Inc.	290,545
5,494	XPO Logistics, Inc.(b)(c)	374,032

		15,762,207

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology-14.0%
7,842	ACI Worldwide, Inc.(b)	$278,548
3,246	Arrow Electronics, Inc.(b)	274,319
5,935	Avnet, Inc.	288,500
4,352	Belden, Inc.	241,754
3,291	Blackbaud, Inc.	260,943
1,397	CACI International, Inc., Class A(b)	272,331
4,356	CDK Global, Inc.	262,754
6,421	Ciena Corp.(b)	246,310
6,251	Cirrus Logic, Inc.(b)	297,423
4,865	Cognex Corp.	245,342
1,871	Coherent, Inc.(b)	276,927
3,901	CommVault Systems, Inc.(b)	205,193
6,755	CoreLogic, Inc.(b)	274,320
4,810	Cree, Inc.(b)	317,893
16,914	Cypress Semiconductor Corp	290,582
1,020	Fair Isaac Corp.(b)	285,345
4,896	First Solar, Inc.(b)	301,251
3,793	InterDigital, Inc.	248,024
2,973	j2 Global, Inc.	260,494
9,271	Jabil, Inc.	280,077
13,162	KBR, Inc.	292,460
4,011	Leidos Holdings, Inc.	294,728
1,349	Littelfuse, Inc.	271,216
4,270	LiveRamp Holdings, Inc.(b)	249,069
3,131	LogMeIn, Inc.	257,994
5,345	Lumentum Holdings, Inc.(b)	331,230
4,702	Manhattan Associates, Inc.(b)	317,150
3,596	MAXIMUS, Inc.	264,845
3,193	MKS Instruments, Inc.	290,595
1,865	Monolithic Power Systems, Inc.	290,399
5,618	National Instruments Corp.	264,608
9,350	NCR Corp.(b)	270,682
9,333	NetScout Systems, Inc.(b)	274,390
12,296	Perspecta, Inc.	283,792
5,235	Plantronics, Inc.	269,498
2,873	PTC, Inc.(b)	259,920
11,889	Sabre Corp.	246,816
3,489	Science Applications International Corp.	261,501
4,952	Semtech Corp.(b)	266,764
3,177	Silicon Laboratories, Inc.(b)	342,036
5,998	Synaptics, Inc.(b)	225,945
2,715	SYNNEX Corp.	292,894
2,592	Tech Data Corp.(b)	276,333
5,278	Teradata Corp.(b)	239,991
6,464	Teradyne, Inc.	316,736
6,567	Trimble, Inc.(b)	268,065
1,276	Tyler Technologies, Inc.(b)	295,917
763	Ultimate Software Group, Inc. (The)(b)	252,286
1,723	Universal Display Corp.(c)	274,991
5,132	Versum Materials, Inc.	267,788
3,360	ViaSat, Inc.(b)(c)	305,155
12,575	Vishay Intertechnology, Inc.	249,111
1,466	WEX, Inc.(b)	308,300
1,241	Zebra Technologies Corp., Class A(b)	262,025

		14,843,560

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

58

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials—7.3%
9,742	Allegheny Technologies, Inc.(b)	$242,771
2,493	AptarGroup, Inc.	277,321
3,235	Ashland Global Holdings, Inc.	260,514
4,723	Bemis Co., Inc.	271,195
5,729	Cabot Corp.	259,982
5,587	Carpenter Technology Corp.	277,506
6,587	Chemours Co. (The)	237,198
16,005	Commercial Metals Co.	276,726
4,973	Compass Minerals International, Inc.	285,400
5,019	Domtar Corp.	245,429
3,169	Eagle Materials, Inc.	288,094
6,221	Greif, Inc., Class A	245,854
2,269	Ingevity Corp.(b)	260,958
9,916	Louisiana-Pacific Corp.	248,396
4,214	Minerals Technologies, Inc.	264,513
564	NewMarket Corp.	236,643
10,450	Olin Corp.	226,660
12,793	Owens-Illinois, Inc.	252,790
8,031	PolyOne Corp.	221,977
2,904	Reliance Steel & Aluminum Co.	267,052
2,807	Royal Gold, Inc.	244,377
4,395	RPM International, Inc.	266,557
3,048	Scotts Miracle-Gro Co. (The)(c)	259,141
3,924	Sensient Technologies Corp.	275,151
8,807	Silgan Holdings, Inc.	263,682
4,296	Sonoco Products Co.	270,906
7,227	Steel Dynamics, Inc.	228,951
13,013	United States Steel Corp.	203,003
13,409	Valvoline, Inc.	248,066
6,944	Worthington Industries, Inc.	278,663

		7,685,476

	Real Estate-9.3%
11,188	Alexander & Baldwin, Inc. REIT	264,261
5,493	American Campus Communities, Inc.	259,270
14,674	Brixmor Property Group, Inc.	262,371
2,527	Camden Property Trust	254,342
12,859	CoreCivic, Inc.	267,596
2,475	CoreSite Realty Corp.	270,790
9,587	Corporate Office Properties Trust	267,286
25,877	Cousins Properties, Inc.	247,643
5,019	CyrusOne, Inc.	279,508
6,373	Douglas Emmett, Inc.	262,504
3,382	EPR Properties	266,704
7,373	First Industrial Realty Trust, Inc.	260,046
12,309	GEO Group, Inc. (The)	246,426
8,005	Healthcare Realty Trust, Inc.	247,194
5,600	Highwoods Properties, Inc.	249,648
9,587	Hospitality Properties Trust	249,262
6,194	JBG SMITH Properties	263,555
1,558	Jones Lang LaSalle, Inc.	240,820
3,387	Kilroy Realty Corp.	260,494
3,234	Lamar Advertising Co., Class A	267,355
5,204	Liberty Property Trust	258,327
2,680	Life Storage, Inc.	255,377
12,025	Mack-Cali Realty Corp.	279,942
13,885	Medical Properties Trust, Inc.	242,432

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
4,803	National Retail Properties, Inc.	$252,734
7,007	Omega Healthcare Investors, Inc.(c)	247,978
7,922	Pebblebrook Hotel Trust	257,940
7,102	PotlatchDeltic Corp.	274,563
1,724	PS Business Parks, Inc.	264,841
8,698	Rayonier, Inc.	276,509
20,414	Realogy Holdings Corp.(c)	265,790
14,346	Sabra Health Care REIT, Inc.	280,608
20,788	Senior Housing Properties Trust	166,928
12,236	Tanger Factory Outlet Centers, Inc.(c)	220,982
4,891	Taubman Centers, Inc.	241,126
30,107	Uniti Group, Inc.	330,876
13,374	Urban Edge Properties	248,355
9,298	Weingarten Realty Investors	269,084

		9,821,467

	Utilities—3.6%
3,036	ALLETE, Inc.	247,282
7,042	Aqua America, Inc.	275,061
3,441	Black Hills Corp.	250,367
6,356	Hawaiian Electric Industries, Inc.	263,647
2,496	IDACORP, Inc.	247,154
9,634	MDU Resources Group, Inc.	251,929
4,182	National Fuel Gas Co.	247,616
5,065	New Jersey Resources Corp.	253,655
3,570	NorthWestern Corp.	249,364
5,912	OGE Energy Corp.	250,314
2,855	ONE Gas, Inc.	252,725
5,462	PNM Resources, Inc.	253,655
3,036	Southwest Gas Holdings, Inc.	252,565
3,163	Spire, Inc.	266,293
4,588	UGI Corp.	250,092

		3,811,719

	Total Common Stocks & Other Equity Interests (Cost $ 100,097,368)	105,855,886

	Money Market Funds-0.0%
26,749	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $ 26,749)	26,749

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $ 100,124,117)-100.0%	105,882,635

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds-3.9%
3,119,837	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(d)(e)	3,119,837

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

59

Invesco S&P MidCap 400® Equal Weight ETF (EWMC) (continued)

April 30, 2019

Number of Shares		Value
	Money Market Funds (continued)
1,017,703	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	$1,018,008

	Total Money Market Funds (Cost $4,137,845)	4,137,845

	Total Investments in Securities (Cost $104,261,962)-103.9%	110,020,480

	Other assets less liabilities-(3.9)%	(4,127,529)

	Net Assets—100.0%	$105,892,951

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

60

Schedule of Investments(a)

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests-99.9%
	Communication Services—2.5%
1,058	ATN International, Inc.	$64,591
2,494	Care.com, Inc.(b)	41,775
6,559	Cincinnati Bell, Inc.(b)	58,375
1,197	Cogent Communications Holdings, Inc.	66,110
5,994	Consolidated Communications Holdings, Inc.(c) .	30,929
2,606	E.W. Scripps Co. (The), Class A	59,391
21,702	Frontier Communications Corp.(b)(c)	61,851
5,436	Gannett Co., Inc.	50,718
2,584	Iridium Communications, Inc.(b)	70,957
1,407	Marcus Corp. (The)	52,931
4,809	New Media Investment Group, Inc.	51,408
4,564	QuinStreet, Inc.(b)	65,128
1,433	Scholastic Corp.	57,148
4,255	Spok Holdings, Inc.	58,932
3,672	TechTarget, Inc.(b)	61,286
5,909	Vonage Holdings Corp.(b)	57,435

		908,965

	Consumer Discretionary—15.8%
2,278	Abercrombie & Fitch Co., Class A	68,089
4,029	American Axle & Manufacturing Holdings, Inc.(b)	59,428
1,815	American Public Education, Inc.(b)	58,080
871	Asbury Automotive Group, Inc.(b)	69,837
32,075	Ascena Retail Group, Inc.(b)	38,169
13,801	Barnes & Noble Education, Inc.(b)	59,344
10,973	Barnes & Noble, Inc.	55,194
1,614	Big Lots, Inc.	59,976
1,225	BJ’s Restaurants, Inc.	61,140
1,876	Boot Barn Holdings, Inc.(b)	54,010
3,162	Buckle, Inc. (The)(c)	58,434
2,124	Caleres, Inc.	55,713
3,469	Callaway Golf Co.	60,916
3,606	Career Education Corp.(b)	65,449
4,423	Cato Corp. (The), Class A	67,053
469	Cavco Industries, Inc.(b)	58,517
2,222	Century Communities, Inc.(b)	56,505
11,699	Chico’s FAS, Inc.	40,947
654	Children’s Place, Inc. (The)	73,784
2,734	Chuy’s Holdings, Inc.(b)	54,379
2,516	Conn’s, Inc.(b)	65,089
2,019	Cooper Tire & Rubber Co.	60,287
1,039	Cooper-Standard Holdings, Inc.(b)	52,646
1,529	Core-Mark Holding Co., Inc.	55,579
2,318	Crocs, Inc.(b)	64,556
1,278	Dave & Buster’s Entertainment, Inc.	72,642
2,170	Designer Brands Inc., Class A	48,283
635	Dine Brands Global, Inc.	56,299
704	Dorman Products, Inc.(b)	61,720
4,678	El Pollo Loco Holdings, Inc.(b)	59,785
3,014	Ethan Allen Interiors, Inc.	66,609
11,938	Express, Inc.(b)	43,932
4,206	Fiesta Restaurant Group, Inc.(b)	53,248
3,977	Fossil Group, Inc.(b)	51,979
918	Fox Factory Holding Corp.(b)	71,237
5,322	GameStop Corp., Class A(c)	46,035
3,838	Garrett Motion, Inc. (Switzerland)(b)	72,154

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,304	Genesco, Inc.(b)	$58,432
1,519	Gentherm, Inc.(b)	64,345
1,667	G-III Apparel Group Ltd.(b)	71,931
964	Group 1 Automotive, Inc.	75,491
2,650	Guess?, Inc.	53,981
2,444	Haverty Furniture Cos., Inc.	58,216
3,208	Hibbett Sports, Inc.(b)	66,406
1,258	Installed Building Products, Inc.(b)	60,422
478	iRobot Corp.(b)(c)	49,492
35,596	J.C. Penney Co., Inc.(b)(c)	48,767
5,945	Kirkland’s, Inc.(b)	34,957
1,748	La-Z-Boy, Inc.	57,334
742	LCI Industries	65,185
1,006	LGI Homes, Inc.(b)	69,726
8,585	Liquidity Services, Inc.(b)	58,292
671	Lithia Motors, Inc., Class A	76,172
5,212	Lumber Liquidators Holdings, Inc.(b)(c)	68,903
2,241	M/I Homes, Inc.(b)	63,129
3,156	MarineMax, Inc.(b)	54,567
2,038	MDC Holdings, Inc.	62,281
1,349	Meritage Homes Corp.(b)	69,001
1,344	Monarch Casino & Resort, Inc.(b)	57,375
749	Monro, Inc.	62,789
2,959	Motorcar Parts of America, Inc.(b)	61,133
1,703	Movado Group, Inc.	60,712
9,697	Nautilus, Inc.(b)	51,879
17,531	Office Depot, Inc.	42,074
769	Oxford Industries, Inc.	63,873
2,801	PetMed Express, Inc.(c)	61,202
2,114	Red Robin Gourmet Burgers, Inc.(b)	67,711
3,223	Regis Corp.(b)	60,335
2,850	Rent-A-Center, Inc.(b)	71,050
416	RH(b)(c)	44,391
2,324	Ruth’s Hospitality Group, Inc.	60,378
1,117	Shake Shack, Inc., Class A(b)	68,472
1,712	Shoe Carnival, Inc.(c)	61,050
1,415	Shutterfly, Inc.(b)	62,019
1,293	Shutterstock, Inc.	52,302
1,272	Sleep Number Corp.(b)	44,266
4,191	Sonic Automotive, Inc., Class A	84,784
670	Stamps.com, Inc.(b)	57,486
1,223	Standard Motor Products, Inc.	61,113
1,817	Steven Madden Ltd.	66,048
436	Strategic Education, Inc.	62,501
1,142	Sturm Ruger & Co., Inc.	63,941
10,731	Superior Industries International, Inc.	53,118
4,964	Tailored Brands, Inc.(c)	40,457
9,633	Tile Shop Holdings, Inc.	46,816
916	TopBuild Corp.(b)	65,247
2,695	Unifi, Inc.(b)	54,439
1,830	Universal Electronics, Inc.(b)	69,631
5,786	Vera Bradley, Inc.(b)	71,052
6,718	Vista Outdoor, Inc.(b)(c)	57,976
8,522	Vitamin Shoppe, Inc.(b)	53,518
4,018	William Lyon Homes, Class A(b)	67,743
876	Wingstop, Inc.	65,937
1,846	Winnebago Industries, Inc.	65,293

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

61

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Discretionary (continued)
1,671	Wolverine World Wide, Inc.	$61,510
2,372	Zumiez, Inc.(b)	63,166

		5,748,861

	Consumer Staples—3.2%
1,685	Andersons, Inc. (The)	55,100
21,783	Avon Products, Inc. (United Kingdom)(b)	69,270
2,433	B&G Foods, Inc.(c)	63,258
706	Calavo Growers, Inc.(c)	67,642
1,337	Cal-Maine Foods, Inc.	54,964
426	Central Garden & Pet Co.(b)	11,493
1,690	Central Garden & Pet Co., Class A(b)	41,371
1,919	Chefs’ Warehouse, Inc. (The)(b)	62,713
235	Coca-Cola Bottling Co. Consolidated, Inc.	76,382
2,783	Darling Ingredients, Inc.(b)	60,697
20,270	Dean Foods Co.	34,459
746	Inter Parfums, Inc.	54,078
385	J & J Snack Foods Corp.	60,514
859	John B. Sanfilippo & Son, Inc.	61,943
444	Medifast, Inc.	65,130
728	MGP Ingredients, Inc.(c)	63,969
2,028	Seneca Foods Corp., Class A(b)	50,193
3,347	SpartanNash Co.	54,121
4,126	United Natural Foods, Inc.(b)	53,308
987	Universal Corp.	53,160
331	WD-40 Co.	55,691

		1,169,456

	Energy—6.7%
6,230	Archrock, Inc.	62,985
2,771	Bonanza Creek Energy, Inc.(b)	66,698
3,831	C&J Energy Services, Inc.(b)	53,826
5,735	Carrizo Oil & Gas, Inc.(b)	73,523
1,734	CONSOL Energy, Inc.(b)	58,783
36,715	Denbury Resources, Inc.(b)	81,874
6,197	Diamond Offshore Drilling, Inc.(b)(c)	60,173
849	DMC Global, Inc.	58,836
1,492	Dril-Quip, Inc.(b)	64,992
5,723	Era Group, Inc.(b)	55,170
3,529	Exterran Corp.(b)	50,182
3,871	Geospace Technologies Corp.(b)	52,065
3,833	Green Plains, Inc.	66,579
6,178	Gulf Island Fabrication, Inc.(b)	53,131
8,019	Gulfport Energy Corp.(b)	52,524
8,019	Helix Energy Solutions Group, Inc.(b)	62,709
25,946	HighPoint Resources Corp.(b)(c)	71,092
2,484	KLX Energy Services Holdings, Inc.(b)	69,676
19,722	Laredo Petroleum, Inc.(b)	59,560
2,936	Matrix Service Co.(b)	57,575
18,243	Nabors Industries Ltd.	63,851
7,288	Newpark Resources, Inc.(b)	53,202
22,113	Noble Corp. PLC(b)	58,157
3,910	Oil States International, Inc.(b)	75,541
3,557	Par Pacific Holdings, Inc.(b)	69,504
1,574	PDC Energy, Inc.(b)	68,453
1,101	Penn Virginia Corp.(b)	49,435
38,661	Pioneer Energy Services Corp.(b)	67,270
3,033	ProPetro Holding Corp.(b)	67,120

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)

	Energy (continued)
2,528	Renewable Energy Group, Inc.(b)	$60,975
756	REX American Resources Corp.(b)	63,890
9,811	Ring Energy, Inc.(b)(c)	50,821
1,466	SEACOR Holdings, Inc.(b)	65,296
12,774	SRC Energy, Inc.(b)	78,560
14,273	Superior Energy Services, Inc.(b)	51,240
25,946	TETRA Technologies, Inc.(b)	61,752
4,173	Unit Corp.(b)	56,586
4,337	US Silica Holdings, Inc.(c)	68,611
2,590	Whiting Petroleum Corp.(b)	70,940

		2,433,157

	Financials—15.9%
2,994	Ambac Financial Group, Inc.(b)	55,988
1,949	American Equity Investment Life Holding Co.	57,320
1,535	Ameris Bancorp	55,966
960	AMERISAFE, Inc.	56,851
3,247	Apollo Commercial Real Estate Finance, Inc.	60,849
3,006	ARMOUR Residential REIT, Inc.	57,354
1,943	Axos Financial, Inc.(b)	63,575
3,876	Banc of California, Inc.	56,241
1,018	Banner Corp.	53,974
1,928	Berkshire Hills Bancorp, Inc.	57,821
2,149	Blucora, Inc.(b)	75,215
5,231	Boston Private Financial Holdings, Inc.	59,895
3,876	Brookline Bancorp, Inc.	58,334
7,128	Capstead Mortgage Corp.	61,230
2,042	Central Pacific Financial Corp.	61,280
766	City Holding Co.	60,805
1,645	Columbia Banking System, Inc.	61,753
960	Community Bank System, Inc.	63,802
3,025	Customers Bancorp, Inc.(b)	68,516
2,723	CVB Financial Corp.	59,089
2,959	Dime Community Bancshares, Inc.	59,624
4,158	Donnelley Financial Solutions, Inc.(b)	63,659
1,047	Eagle Bancorp, Inc.(b)	57,857
1,034	eHealth, Inc.(b)	62,805
1,444	Employers Holdings, Inc.	61,976
1,830	Encore Capital Group, Inc.(b)(c)	51,716
2,411	Enova International, Inc.(b)	66,134
6,037	EZCORP, Inc., Class A(b)	65,622
1,917	Fidelity Southern Corp.	55,804
5,331	First BanCorp	60,240
4,370	First Commonwealth Financial Corp.	59,476
2,297	First Financial Bancorp	57,655
2,699	First Midwest Bancorp, Inc.	57,948
681	FirstCash, Inc.	66,520
1,800	Flagstar Bancorp, Inc.	64,350
1,876	Franklin Financial Network, Inc.	51,871
1,429	Glacier Bancorp, Inc.	60,861
3,156	Granite Point Mortgage Trust, Inc.	60,690
1,673	Great Western Bancorp, Inc.	58,839
2,632	Greenhill & Co., Inc.	54,509
2,719	Hanmi Financial Corp.	64,495
1,531	HCI Group, Inc.	65,251
1,899	Heritage Financial Corp.	57,483
2,186	HomeStreet, Inc.(b)	61,514

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

62

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
4,277	Hope Bancorp, Inc.	$60,135
1,554	Horace Mann Educators Corp.	59,953
725	Independent Bank Corp.	58,167
1,436	INTL. FCStone, Inc.(b)	58,244
3,699	Invesco Mortgage Capital, Inc.(d)	60,368
1,464	James River Group Holdings Ltd.	61,810
1,487	LegacyTexas Financial Group, Inc.	59,599
2,960	Meta Financial Group, Inc.	76,250
1,722	National Bank Holdings Corp., Class A	65,849
836	Navigators Group, Inc. (The)	58,470
1,579	NBT Bancorp, Inc.	60,034
9,828	New York Mortgage Trust, Inc.	61,916
2,360	NMI Holdings, Inc., Class A(b)	66,269
4,077	Northfield Bancorp, Inc.	61,155
3,321	Northwest Bancshares, Inc.	57,885
2,994	OFG Bancorp	60,419
3,450	Old National Bancorp	58,926
2,767	Opus Bank	60,514
3,357	Oritani Financial Corp.	58,244
2,111	Pacific Premier Bancorp, Inc.	61,367
2,856	PennyMac Mortgage Investment Trust	59,976
854	Piper Jaffray Cos	68,832
2,089	PRA Group, Inc.(b)	58,743
1,211	Preferred Bank	59,569
1,530	ProAssurance Corp.	57,421
2,191	Provident Financial Services, Inc.	58,105
3,728	Redwood Trust, Inc.	60,990
844	RLI Corp.	68,643
1,481	S&T Bancorp, Inc.	59,358
688	Safety Insurance Group, Inc.	63,929
2,066	Seacoast Banking Corp. of Florida(b)	58,592
920	Selective Insurance Group, Inc.	65,605
1,733	ServisFirst Bancshares, Inc.	58,818
2,319	Simmons First National Corp., Class A	58,879
1,724	Southside Bancshares, Inc.	60,564
1,367	Stewart Information Services Corp.	58,111
5,441	Third Point Reinsurance Ltd. (Bermuda)(b)	63,170
746	Tompkins Financial Corp.	60,180
1,899	Triumph Bancorp, Inc.(b)	58,888
7,207	TrustCo Bank Corp. NY	57,656
2,255	United Community Banks, Inc.	63,320
1,261	United Fire Group, Inc.	54,992
3,695	United Insurance Holdings Corp.	56,607
1,863	Universal Insurance Holdings, Inc.	55,499
2,221	Veritex Holdings, Inc.	58,879
595	Virtus Investment Partners, Inc.	72,953
3,319	Waddell & Reed Financial, Inc., Class A(c)	62,165
1,103	Walker & Dunlop, Inc.	60,610
955	Westamerica Bancorp.(c)	61,330
8,041	WisdomTree Investments, Inc.	57,895
519	World Acceptance Corp.(b)	67,465

		5,766,075

	Health Care—11.0%
4,321	Acorda Therapeutics, Inc.(b)	45,154
953	Addus HomeCare Corp.(b)	64,709
15,485	Akorn, Inc.(b)	41,809

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
5,171	AMAG Pharmaceuticals, Inc.(b)	$57,708
1,262	AMN Healthcare Services, Inc.(b)	65,700
2,452	Amphastar Pharmaceuticals, Inc.(b)	52,939
2,705	AngioDynamics, Inc.(b)	55,561
915	ANI Pharmaceuticals, Inc.(b)	64,947
1,904	Anika Therapeutics, Inc.(b)	60,642
14,558	Assertio Therapeutics, Inc.(b)	60,707
883	BioTelemetry, Inc.(b)	48,035
1,517	Cambrex Corp.(b)	65,261
1,450	Cardiovascular Systems, Inc.(b)	51,533
12,581	Community Health Systems, Inc.(b)(c)	43,279
1,876	Computer Programs & Systems, Inc.	57,012
754	CONMED Corp.	60,343
4,829	Corcept Therapeutics, Inc.(b)(c)	59,783
924	CorVel Corp.(b)	66,343
7,712	Cross Country Healthcare, Inc.(b)	54,370
1,999	CryoLife, Inc.(b)	61,289
3,555	Cutera, Inc.(b)	63,066
9,340	Cytokinetics, Inc.(b)	82,379
9,894	Diplomat Pharmacy, Inc.(b)(c)	55,208
1,225	Eagle Pharmaceuticals, Inc.(b)	62,977
1,025	Emergent BioSolutions, Inc.(b)	52,972
588	Enanta Pharmaceuticals, Inc.(b)	51,268
6,749	Endo International PLC(b)	50,617
1,204	Ensign Group, Inc. (The)	62,030
2,221	HealthStream, Inc.(b)	58,146
753	Heska Corp.(b)	58,478
1,886	HMS Holdings Corp.(b)	57,391
4,167	Innoviva, Inc.(b)	58,463
705	Integer Holdings Corp.(b)	48,708
6,204	Invacare Corp.	45,910
7,427	Lannett Co., Inc.(b)(c)	57,114
2,489	Lantheus Holdings, Inc.(b)	60,134
1,962	LeMaitre Vascular, Inc.	56,663
540	LHC Group, Inc.(b)	59,999
2,434	Luminex Corp.	55,520
909	Magellan Health, Inc.(b)	63,630
2,319	Medicines Co. (The)(b)(c)	74,092
1,128	Medpace Holdings, Inc.(b)	63,360
3,551	Meridian Bioscience, Inc.	40,872
1,020	Merit Medical Systems, Inc.(b)	57,304
4,426	Momenta Pharmaceuticals, Inc.(b)	61,920
2,001	Myriad Genetics, Inc.(b)	62,991
2,216	Natus Medical, Inc.(b)	59,300
994	Neogen Corp.(b)	60,296
3,112	NeoGenomics, Inc.(b)	64,823
3,494	NextGen Healthcare, Inc.(b)	65,652
700	Omnicell, Inc.(b)	56,252
5,302	OraSure Technologies, Inc.(b)	50,157
1,062	Orthofix Medical, Inc.(b)	58,187
13,148	Owens & Minor, Inc.	44,835
2,023	Phibro Animal Health Corp., Class A	70,218
14,522	Progenics Pharmaceuticals, Inc.(b)	74,643
941	Providence Service Corp. (The)(b)	62,416
1,083	REGENXBIO, Inc.(b)	54,583
1,029	Repligen Corp.(b)	69,334
4,236	Select Medical Holdings Corp.(b)	60,871

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

63

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
5,832	Spectrum Pharmaceuticals, Inc.(b)	$54,646
1,552	Supernus Pharmaceuticals, Inc.(b)	57,005
1,116	SurModics, Inc.(b)	48,479
1,001	Tabula Rasa HealthCare, Inc.(b)(c)	53,313
810	Tactile Systems Technology, Inc.(b)	40,306
3,006	Tivity Health, Inc.(b)	64,990
537	US Physical Therapy, Inc.	62,555
3,142	Vanda Pharmaceuticals, Inc.(b)	51,183
1,806	Varex Imaging Corp.(b)	59,309

		4,001,689

	Industrials—16.6%
1,404	AAON, Inc.	70,495
1,733	AAR Corp.	58,523
1,786	ABM Industries, Inc.	67,814
2,466	Actuant Corp., Class A	63,080
3,489	Aegion Corp.(b)	69,466
1,771	Aerojet Rocketdyne Holdings, Inc.(b)	59,966
742	Aerovironment, Inc.(b)	50,872
592	Alamo Group, Inc.	61,355
775	Albany International Corp., Class A	57,327
460	Allegiant Travel Co.	67,565
731	American Woodmark Corp.(b)	65,739
1,666	Apogee Enterprises, Inc.	67,140
1,023	Applied Industrial Technologies, Inc.	61,319
1,731	ArcBest Corp.	52,899
1,731	Arcosa, Inc.	53,886
1,504	Astec Industries, Inc.	50,700
1,193	Atlas Air Worldwide Holdings, Inc.(b)	57,610
1,246	Axon Enterprise, Inc.(b)	79,121
1,333	AZZ, Inc.	63,304
1,048	Barnes Group, Inc.	58,290
1,271	Brady Corp., Class A	62,012
4,633	Briggs & Stratton Corp.	56,523
673	Chart Industries, Inc.(b)	59,406
1,923	CIRCOR International, Inc.(b)	64,844
1,122	Comfort Systems USA, Inc.	60,700
1,051	Cubic Corp.	59,676
1,384	DXP Enterprises, Inc.(b)	59,360
2,497	Echo Global Logistics, Inc.(b)	57,281
1,004	Encore Wire Corp.	59,527
875	EnPro Industries, Inc.	65,030
867	ESCO Technologies, Inc.	65,025
1,044	Exponent, Inc.	59,111
2,432	Federal Signal Corp.	69,969
1,211	Forrester Research, Inc.	61,591
942	Forward Air Corp.	59,647
1,118	Franklin Electric Co., Inc.	54,625
791	FTI Consulting, Inc.(b)	67,219
1,489	Gibraltar Industries, Inc.(b)	59,069
1,500	Greenbrier Cos., Inc. (The)	53,295
3,374	Griffon Corp.	66,198
2,640	Harsco Corp.(b)	59,770
2,279	Hawaiian Holdings, Inc.	64,291
2,945	Heartland Express, Inc.(c)	57,958
1,432	Heidrick & Struggles International, Inc.	51,237
1,354	Hillenbrand, Inc.	58,249

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
1,392	Hub Group, Inc., Class A(b)	$57,865
2,811	Insteel Industries, Inc.	58,862
3,523	Interface, Inc.	56,509
655	John Bean Technologies Corp.	71,912
1,002	Kaman Corp.	62,034
2,613	Kelly Services, Inc., Class A	58,165
1,305	Korn Ferry.	61,361
632	Lindsay Corp.	53,720
8,153	LSC Communications, Inc.(c)	56,989
2,379	Lydall, Inc.(b)	58,547
3,240	Marten Transport Ltd.	64,087
1,661	Matson, Inc.	65,792
1,491	Matthews International Corp., Class A	59,729
980	Mercury Systems, Inc.(b)	71,560
1,650	Mobile Mini, Inc.	59,433
662	Moog, Inc., Class A.	61,990
1,801	Mueller Industries, Inc.	52,535
1,165	Multi-Color Corp.	58,134
1,650	MYR Group, Inc.(b)	59,648
554	National Presto Industries, Inc.	59,001
2,978	Navigant Consulting, Inc.	67,988
15,322	Orion Group Holdings, Inc.(b)	39,684
1,294	Patrick Industries, Inc.(b)	64,532
4,123	PGT Innovations, Inc.(b)	60,443
8,020	Pitney Bowes, Inc.	57,022
1,915	Powell Industries, Inc.	56,014
552	Proto Labs, Inc.(b)	60,604
3,974	Quanex Building Products Corp.	66,445
1,557	Raven Industries, Inc.	60,583
3,428	Resources Connection, Inc.	55,054
11,817	RR Donnelley & Sons Co.	54,595
957	Saia, Inc.(b)	61,621
973	Simpson Manufacturing Co., Inc.	61,961
1,167	SkyWest, Inc.	71,876
1,655	SPX Corp.(b)	60,407
1,777	SPX FLOW, Inc.(b)	63,865
772	Standex International Corp.	51,006
3,628	Team, Inc.(b)	61,313
953	Tennant Co.	63,260
1,018	Tetra Tech, Inc.	65,885
13,119	Titan International, Inc.	90,915
2,748	Triumph Group, Inc.	65,210
2,708	TrueBlue, Inc.(b)	65,425
431	UniFirst Corp.	68,154
1,957	Universal Forest Products, Inc.	72,311
1,017	US Ecology, Inc.	62,047
2,305	Veritiv Corp.(b)	64,286
1,085	Viad Corp.	66,521
1,923	Vicor Corp.(b)	72,132
4,255	Wabash National Corp.	64,165
1,966	WageWorks, Inc.(b)	95,921
747	Watts Water Technologies, Inc., Class A	63,936

		6,011,138

	Information Technology—15.1%
5,341	3D Systems Corp.(b)(c)	56,828
3,097	8x8, Inc.(b)	74,080

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

64

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2109

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
3,958	ADTRAN, Inc.	$67,840
1,249	Advanced Energy Industries, Inc.(b)	72,142
2,916	Agilysys, Inc.(b)	55,783
1,004	Alarm.com Holdings, Inc.(b)	71,164
1,053	Anixter International, Inc.(b)	66,202
4,532	Applied Optoelectronics, Inc.(b)(c)	56,741
13,389	Arlo Technologies, Inc.(b)	53,154
2,983	Axcelis Technologies, Inc.(b)	63,508
1,020	Badger Meter, Inc.	56,590
2,376	Bel Fuse, Inc., Class B	56,311
2,231	Benchmark Electronics, Inc.	60,304
1,224	Bottomline Technologies (DE), Inc.(b)	61,898
1,913	Brooks Automation, Inc.	71,757
535	Cabot Microelectronics Corp.	67,544
4,484	CalAmp Corp.(b)	65,511
1,989	Cardtronics PLC, Class A(b)	71,127
2,116	CEVA, Inc.(b)	53,302
3,414	Cohu, Inc.	50,630
2,467	Comtech Telecommunications Corp.	58,049
3,454	Control4 Corp.(b)	60,134
2,385	Cray, Inc.(b)	62,630
1,419	CSG Systems International, Inc.	63,358
1,932	CTS Corp.	57,863
7,484	Daktronics, Inc.	56,729
6,270	Diebold Nixdorf, Inc.(b)	63,264
4,637	Digi International, Inc.(b)	59,678
1,573	Diodes, Inc.(b)	57,289
4,393	DSP Group, Inc.(b)	62,776
1,162	Ebix, Inc.(c)	58,658
2,205	Electronics For Imaging, Inc.(b)	82,004
664	ePlus, Inc.(b)	62,609
2,109	EVERTEC, Inc.	66,033
995	ExlService Holdings, Inc.(b)	59,103
7,732	Extreme Networks, Inc.(b)	61,856
1,076	Fabrinet (Thailand)(b)	65,120
1,313	FARO Technologies, Inc.(b)	73,856
2,492	Finisar Corp.(b)	60,082
3,871	FormFactor, Inc.(b)	73,355
10,406	Harmonic, Inc.(b)(c)	58,898
3,040	Ichor Holdings Ltd.(b)	76,547
1,522	II-VI, Inc.(b)(c)	60,636
1,061	Insight Enterprises, Inc.(b)	60,031
1,192	Itron, Inc.(b)	63,963
3,349	KEMET Corp.	59,847
3,690	Knowles Corp.(b)	69,667
34,748	Kopin Corp.(b)(c)	43,435
2,572	Kulicke & Soffa Industries, Inc. (Singapore)	59,850
2,067	LivePerson, Inc.(b)	60,625
1,083	ManTech International Corp., Class A	67,135
2,387	MaxLinear, Inc.(b)	64,234
1,970	Methode Electronics, Inc.	58,135
423	MicroStrategy, Inc., Class A(b)	63,323
2,971	Monotype Imaging Holdings, Inc.	51,220
1,120	MTS Systems Corp.	61,578
2,063	Nanometrics, Inc.(b)	61,457
1,656	NETGEAR, Inc.(b)	51,386
3,496	NIC, Inc.	60,341

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
2,975	OneSpan, Inc.(b)	$55,156
689	OSI Systems, Inc.(b)	62,100
3,483	Park Electrochemical Corp.	57,295
4,939	PDF Solutions, Inc.(b)(c)	64,108
2,092	Perficient, Inc.(b)	61,588
6,087	Photronics, Inc.(b)	56,853
977	Plexus Corp.(b)	58,796
834	Power Integrations, Inc.	65,903
1,605	Progress Software Corp.	73,204
705	Qualys, Inc.(b)	63,633
5,879	Rambus, Inc.(b)	67,373
394	Rogers Corp.(b)	66,003
2,657	Rudolph Technologies, Inc.(b)	64,273
1,971	Sanmina Corp.(b)	66,856
1,578	ScanSource, Inc.(b)	59,412
2,491	SMART Global Holdings, Inc.(b)	54,154
1,486	SolarEdge Technologies, Inc.(b)	65,830
550	SPS Commerce, Inc.(b)	57,057
2,056	Sykes Enterprises, Inc.(b)	57,054
6,031	TiVo Corp.	56,510
3,714	Travelport Worldwide Ltd.	58,236
1,711	TTEC Holdings, Inc.	62,383
5,085	TTM Technologies, Inc.(b)	67,325
6,056	Ultra Clean Holdings, Inc.(b)	72,490
4,615	Unisys Corp.(b)	51,734
5,581	Veeco Instruments, Inc.(b)	67,977
4,727	Viavi Solutions, Inc.(b)	62,869
1,169	Virtusa Corp.(b)	64,938
2,508	Xperi Corp.	62,324

		5,472,604

	Materials—5.3%
1,595	A. Schulman, Inc., CVR(b)(e)	834
1,848	AdvanSix, Inc.(b)	55,865
22,367	AK Steel Holding Corp.(b)(c)	54,128
3,169	American Vanguard Corp.	49,880
640	Balchem Corp.	64,966
2,164	Boise Cascade Co.	59,921
7,641	Century Aluminum Co.(b)	64,261
2,195	Clearwater Paper Corp.(b)	44,273
2,655	Ferro Corp.(b)	47,445
3,328	FutureFuel Corp.	48,888
1,194	H.B. Fuller Co.	58,470
1,462	Hawkins, Inc.	53,963
1,853	Haynes International, Inc.	59,871
1,912	Innophos Holdings, Inc.	61,547
705	Innospec, Inc.	59,798
566	Kaiser Aluminum Corp.	55,694
2,269	Koppers Holdings, Inc.(b)	60,673
1,692	Kraton Corp.(b)	55,532
4,571	Livent Corp.(b)	49,275
8,954	LSB Industries, Inc.(b)(c)	52,381
1,030	Materion Corp.	59,771
4,347	Mercer International, Inc. (Canada)	61,554
3,174	Myers Industries, Inc.	56,783
915	Neenah, Inc.	62,083
3,547	Olympic Steel, Inc.	57,532

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

65

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC) (continued)

April 30, 2109

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
4,508	PH Glatfelter Co.	$71,136
299	Quaker Chemical Corp.	66,922
4,626	Rayonier Advanced Materials, Inc.(c)	68,650
1,547	Schweitzer-Mauduit International, Inc., Class A	55,027
652	Stepan Co.	60,336
6,619	SunCoke Energy, Inc.(b)	56,990
5,436	TimkenSteel Corp.(b)	55,121
3,487	Tredegar Corp.	62,836
1,415	US Concrete, Inc.(b)(c)	66,689

		1,919,095

	Real Estate—6.8%
2,121	Acadia Realty Trust	59,897
881	Agree Realty Corp.	57,679
1,289	American Assets Trust, Inc.	59,539
3,848	Armada Hoffler Properties, Inc.	62,145
2,514	CareTrust REIT, Inc.	60,965
30,888	CBL & Associates Properties, Inc.(c)	31,197
17,962	Cedar Realty Trust, Inc.	55,143
3,110	Chatham Lodging Trust	61,236
2,024	Chesapeake Lodging Trust	57,684
1,777	Community Healthcare Trust, Inc.	64,825
5,497	DiamondRock Hospitality Co.	59,697
3,280	Easterly Government Properties, Inc.	59,040
546	EastGroup Properties, Inc.	62,424
2,070	Four Corners Property Trust, Inc.	58,871
8,328	Franklin Street Properties Corp.	65,458
1,791	Getty Realty Corp.	58,082
3,278	Global NET Lease, Inc.	62,512
3,285	Hersha Hospitality Trust	61,002
1,302	HFF, Inc., Class A	61,962
5,668	Independence Realty Trust, Inc.	60,024
843	Innovative Industrial Properties, Inc.	71,773
6,958	iStar, Inc.(c)	60,326
3,861	Kite Realty Group Trust	60,965
6,626	Lexington Realty Trust	60,098
1,335	LTC Properties, Inc.	60,155
1,528	Marcus & Millichap, Inc.(b)	65,857
2,106	National Storage Affiliates Trust	61,622
3,267	NorthStar Realty Europe Corp.	58,251
2,216	Office Properties Income Trust	60,142
10,170	Pennsylvania Real Estate Investment Trust(c)	61,223
1,487	RE/MAX Holdings, Inc., Class A	64,432
3,462	Retail Opportunity Investments Corp.	60,758
5,112	RPT Realty	62,009
1,101	Saul Centers, Inc.	58,738
5,171	Summit Hotel Properties, Inc.	60,035
808	Universal Health Realty Income Trust	65,464
2,835	Urstadt Biddle Properties, Inc., Class A	62,172
11,292	Washington Prime Group, Inc.(c)	50,249
2,142	Washington REIT	60,490
5,033	Whitestone REIT	64,573
2,381	Xenia Hotels & Resorts, Inc.	51,549

		2,460,263

	Utilities—1.0%
830	American States Water Co.	59,071

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
1,421	Avista Corp.	$61,302
1,111	California Water Service Group	55,983
999	El Paso Electric Co.	61,049
909	Northwest Natural Holding Co.	60,803
1,906	South Jersey Industries, Inc.	61,221

		359,429

	Total Common Stocks & Other Equity Interests (Cost $36,342,275)	36,250,732

	Money Market Funds-0.1%
32,687	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(f) (Cost $32,687)	32,687

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $36,374,962)—100.0%	36,283,419

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—5.7%
1,567,320	Invesco Government & Agency Portfolio— Institutional Class, 2.34%(f)(g)	1,567,320
522,284	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(f)(g)	522,440

	Total Money Market Funds (Cost $2,089,760)	2,089,760

	Total Investments in Securities (Cost $38,464,722)—105.7%	38,373,179

	Other assets less liabilities—(5.7)%	(2,085,879)

	Net Assets—100.0%	$36,287,300

Abbreviations:

REIT—Real Estate Investment Trust

CVR—Contingent Value Rights

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)	Affiliated company. See Note 4.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

66

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67

Statements of Assets and Liabilities

April 30, 2019

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Assets:
Unaffiliated investments in securities, at value(a)	$16,087,564,927	$22,815,441	$113,199,138	$430,950,271
Affiliated investments in securities, at value	89,029,081	19,831	3,174,271	11,569,927
Receivable for:
Dividends	12,441,311	20,227	90,751	545,006
Securities lending	8,155	—	475	3,291

Total assets	16,189,043,474	22,855,499	116,464,635	443,068,495

Liabilities:
Due to custodian	526	96	13,163	—
Payable for:
Collateral upon return of securities loaned	42,464,342	—	3,174,271	11,094,032
Accrued unitary management fees	2,615,588	4,676	37,142	137,956
Accrued expenses	2,498	—	618	—

Total liabilities.	45,082,954	4,772	3,225,194	11,231,988

Net Assets	$16,143,960,520	$22,850,727	$113,239,441	$431,836,507

Net assets consist of:
Shares of beneficial interest	$14,274,182,443	$22,165,734	$130,308,351	$466,233,374
Distributable earnings	1,869,778,077	684,993	(17,068,910)	(34,396,867)

Net Assets	$16,143,960,520	$22,850,727	$113,239,441	$431,836,507

Shares outstanding (unlimited amount authorized, $0.01 par value)	149,202,663	900,001	1,050,000	3,200,000
Net asset value	$108.20	$25.39	$107.85	$134.95

Market price	$108.22	$25.41	$107.86	$134.97

Unaffiliated investments in securities, at cost	$13,346,938,065	$22,162,288	$113,142,746	$433,706,091

Affiliated investments in securities, at cost	$97,126,512	$19,831	$3,174,271	$11,569,927

(a) Includes securities on loan with an aggregate value of	$40,740,032	$—	$3,073,586	$10,691,156

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

68

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$209,667,932	$286,314,307	$706,455,411	$245,730,341	$129,679,870	$37,126,136	$1,787,589,144
268	4,740,203	190,371	2,090,368	8,846,181	25,673	1,581,815

223,438	274,442	437,669	131,835	241,024	3,672	251,074
—	15	—	79	801	—	271

209,891,638	291,328,967	707,083,451	247,952,623	138,767,876	37,155,481	1,789,422,304

—	91,535	—	33,278	151,428	—	—

—	—	—	2,090,368	8,846,181	—	—
68,749	92,918	238,453	78,707	42,698	12,428	576,107
—	—	—	—	—	—	—

68,749	184,453	238,453	2,202,353	9,040,307	12,428	576,107

$209,822,889	$291,144,514	$706,844,998	$245,750,270	$129,727,569	$37,143,053	$1,788,846,197

$350,651,557	$305,218,830	$714,082,341	$254,725,026	$152,861,347	$36,674,749	$1,522,279,797
(140,828,668)	(14,074,316)	(7,237,343)	(8,974,756)	(23,133,778)	468,304	266,566,400

$209,822,889	$291,144,514	$706,844,998	$245,750,270	$129,727,569	$37,143,053	$1,788,846,197

4,050,005	6,650,000	3,650,000	1,950,000	1,200,000	1,250,000	9,900,000
$51.81	$43.78	$193.66	$126.03	$108.11	$29.71	$180.69

$51.82	$43.79	$193.67	$126.01	$108.16	$29.75	$180.66

$247,051,914	$283,271,596	$667,145,275	$238,946,445	$138,778,948	$36,526,404	$1,453,842,809

$268	$7,102,031	$190,371	$2,090,368	$8,846,181	$25,673	$1,581,815

$—	$—	$—	$2,050,776	$8,647,578	$—	$—

69

Statements of Assets and Liabilities (continued)

April 30, 2019

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Assets:
Unaffiliated investments in securities, at value(a)	$335,185,240	$105,855,886	$36,190,364
Affiliated investments in securities, at value	55,729	4,164,594	2,182,815
Receivable for:
Dividends	366,489	43,551	14,302
Securities lending	86	1,281	1,434

Total assets	335,607,544	110,065,312	38,388,915

Liabilities:
Due to custodian.	—	4	—
Payable for:
Collateral upon return of securities loaned	—	4,137,845	2,089,760
Accrued unitary management fees	108,825	34,512	11,855

Total liabilities	108,825	4,172,361	2,101,615

Net Assets	$335,498,719	$105,892,951	$36,287,300

Net assets consist of:
Shares of beneficial interest	$326,213,546	$118,398,990	$51,605,276
Distributable earnings.	9,285,173	(12,506,039)	(15,317,976)

Net Assets	$335,498,719	$105,892,951	$36,287,300

Shares outstanding (unlimited amount authorized, $0.01 par value)	3,450,000	1,600,000	650,000
Net asset value	$97.25	$66.18	$55.83

Market price	$97.23	$66.19	$55.63

Unaffiliated investments in securities, at cost	$301,431,586	$100,097,368	$36,278,550

Affiliated investments in securities, at cost	$55,729	$4,164,594	$2,186,172

(a) Includes securities on loan with an aggregate value of.	$—	$4,027,159	$2,002,751

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

70

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71

Statements of Operations

For the year ended April 30, 2019

	Invesco S&P 500® Equal Weight ETF (RSP)	Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)(a)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Investment income:
Unaffiliated dividend income	$291,042,845	$79,438	$1,857,077	$12,235,722
Affiliated dividend income	1,730,890	175	1,480	8,905
Securities lending income	254,718	4	1,773	13,900
Foreign witholding tax	(681)	—	—	—

Total investment income	293,027,772	79,617	1,860,330	12,258,527

Expenses:
Unitary management fees	30,141,548	17,367	401,110	1,836,074
Other expenses	2,583	—	640	—

Total expenses	30,144,131	17,367	401,750	1,836,074

Less: Waivers	(21,448)	(15)	(131)	(688)

Net expenses	30,122,683	17,352	401,619	1,835,386

Net investment income	262,905,089	62,265	1,458,711	10,423,141

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(376,581,886)	(25,573)	(5,049,781)	(18,204,936)
Affiliated investment securities	(1,265,573)	—	—	—
Unaffiliated in-kind redemptions	1,262,019,541	934,671	9,008,978	33,162,152
Affiliated in-kind redemptions	(97,405)	—	—	—

Net realized gain (loss)	884,074,677	909,098	3,959,197	14,957,216

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	304,460,363	653,153	2,541,435	18,516,498
Affiliated investment securities	(4,803,680)	—	—	—

Change in unrealized appreciation (depreciation)	299,656,683	653,153	2,541,435	18,516,498

Net realized and unrealized gain (loss)	1,183,731,360	1,562,251	6,500,632	33,473,714

Net increase (decrease) in net assets resulting from operations	$1,446,636,449	$1,624,516	$7,959,343	$43,896,855

(a)	For the period November 5, 2018 (commencement of investment operations) through April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

72

Invesco S&P 500® Equal Weight Energy ETF (RYE)	Invesco S&P 500® Equal Weight Financials ETF (RYF)	Invesco S&P 500® Equal Weight Health Care ETF (RYH)	Invesco S&P 500® Equal Weight Industrials ETF (RGI)	Invesco S&P 500® Equal Weight Materials ETF (RTM)	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	Invesco S&P 500® Equal Weight Technology ETF (RYT)

$4,662,203	$7,784,986	$6,429,215	$4,036,133	$3,066,973	$603,231	$22,832,871
3,289	270,950	8,221	3,242	2,945	447	17,873
55	707	48,817	282	1,156	—	2,529
—	—	—	—	—	—	(1,065)

4,665,547	8,056,643	6,486,253	4,039,657	3,071,074	603,678	22,852,208

1,003,847	1,424,975	2,736,345	957,516	586,922	84,354	6,642,171
—	—	—	—	—	—	—

1,003,847	1,424,975	2,736,345	957,516	586,922	84,354	6,642,171

(289)	(595)	(656)	(290)	(228)	(34)	(1,574)

1,003,558	1,424,380	2,735,689	957,226	586,694	84,320	6,640,597

3,661,989	6,632,263	3,750,564	3,082,431	2,484,380	519,358	16,211,611

(26,541,761)	(6,459,574)	(6,466,878)	(9,666,799)	(2,937,764)	(135,603)	(30,755,113)
—	(86,833)	—	—	—	—	—
17,792,790	21,884,255	56,611,702	14,914,940	(786,089)	854,438	252,746,356
—	(185,206)	—	—	—	—	—

(8,748,971)	15,152,642	50,144,824	5,248,141	(3,723,853)	718,835	221,991,243

(35,709,100)	(27,761,395)	(6,705,939)	9,169,704	3,621,001	2,242,570	67,176,950
—	(1,355,937)	—	—	—	—	—

(35,709,100)	(29,117,332)	(6,705,939)	9,169,704	3,621,001	2,242,570	67,176,950

(44,458,071)	(13,964,690)	43,438,885	14,417,845	(102,852)	2,961,405	289,168,193

$(40,796,082)	$(7,332,427)	$47,189,449	$17,500,276	$2,381,528	$3,480,763	$305,379,804

73

Statements of Operations (continued)

For the year ended April 30, 2019

	Invesco S&P 500® Equal Weight Utilities ETF (RYU)	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Investment income:
Unaffiliated dividend income	$7,275,872	$1,617,251	$512,034
Affiliated dividend income	3,867	1,346	6,769
Securities lending income	738	5,342	18,008
Foreign witholding tax	—	(969)	(137)

Total investment income	7,280,477	1,622,970	536,674

Expenses:
Unitary management fees	866,815	407,610	148,410

Less: Waivers	(333)	(118)	(32)

Net expenses	866,482	407,492	148,378

Net investment income	6,413,995	1,215,478	388,296

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(15,085,794)	(2,600,607)	(1,111,459)
Affiliated investment securities	—	—	(2,551)
Unaffiliated in-kind redemptions	9,859,547	5,445,925	860,306
Affiliated in-kind redemptions	—	—	(492)

Net realized gain (loss)	(5,226,247)	2,845,318	(254,196)

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	38,279,021	2,191,849	(427,961)
Affiliated investment securities	—	—	1,826

Change in unrealized appreciation (depreciation)	38,279,021	2,191,849	(426,135)

Net realized and unrealized gain (loss)	33,052,774	5,037,167	(680,331)

Net increase (decrease) in net assets resulting from operations	$39,466,769	$6,252,645	$(292,035)

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

74

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75

Statements of Changes in Net Assets

For the year ended April 30, 2019 and period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P 500® Equal Weight ETF (RSP)
	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$262,905,089	$124,625,608	$196,447,136
Net realized gain (loss)	884,074,677	366,229,700	509,941,400
Change in net unrealized appreciation	299,656,683	130,889,396	1,513,147,427

Net increase in net assets resulting from operations	1,446,636,449	621,744,704	2,219,535,963

Distributions to Shareholders from:
Distributable earnings	(281,738,317)	(132,095,127)	(179,124,293)

Shareholder Transactions:
Proceeds from shares sold	3,919,384,246	756,582,872	3,882,548,954
Value of shares repurchased	(3,556,378,815)	(856,800,328)	(1,656,006,406)

Net increase (decrease) in net assets resulting from share transactions	363,005,431	(100,217,456)	2,226,542,548

Net increase in net assets	1,527,903,563	389,432,121	4,266,954,218

Net assets:
Beginning of period	14,616,056,957	14,226,624,836	9,959,670,618

End of period	$16,143,960,520	$14,616,056,957	$14,226,624,836

Changes in Shares Outstanding:
Shares sold	38,250,000	7,500,000	43,350,000
Shares repurchased	(35,400,000)	(8,450,000)	(18,150,000)
Shares outstanding, beginning of period	146,352,663	147,302,663	122,102,663

Shares outstanding, end of period	149,202,663	146,352,663	147,302,663

(a)	For the period November 5, 2018 (commencement of investment operations) through April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

76

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)
Period Ended April 30, 2019(a)	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$62,265	$1,458,711	$569,462	$1,135,473
909,098	3,959,197	1,845,837	(1,620,433)
653,153	2,541,435	2,973,752	6,533,651

1,624,516	7,959,343	5,389,051	6,048,691

(28,476)	(1,507,788)	(601,330)	(1,160,323)

34,174,882	103,317,979	31,018,111	27,144,099
(12,920,195)	(80,808,929)	(24,492,220)	(27,390,480)

21,254,687	22,509,050	6,525,891	(246,381)

22,850,727	28,960,605	11,313,612	4,641,987

—	84,278,836	72,965,224	68,323,237

$22,850,727	$113,239,441	$84,278,836	$72,965,224

1,450,001	1,000,000	300,000	300,000
(550,000)	(800,000)	(250,000)	(300,000)
—	850,000	800,000	800,000

900,001	1,050,000	850,000	800,000

77

Statements of Changes in Net Assets (continued)

For the year ended April 30, 2019 and period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$10,423,141	$4,718,708	$9,533,859
Net realized gain (loss)	14,957,216	5,003,557	20,301,445
Change in net unrealized appreciation (depreciation)	18,516,498	(919,528)	(22,537,500)

Net increase (decrease) in net assets resulting from operations	43,896,855	8,802,737	7,297,804

Distributions to Shareholders from:
Distributable earnings	(11,042,415)	(4,600,825)	(9,494,388)

Shareholder Transactions:
Proceeds from shares sold	279,942,417	66,157,576	149,237,362
Value of shares repurchased	(298,713,392)	(96,698,320)	(316,609,508)

Net increase (decrease) in net assets resulting from share transactions	(18,770,975)	(30,540,744)	(167,372,146)

Net increase (decrease) in net assets	14,083,465	(26,338,832)	(169,568,730)

Net assets:
Beginning of period	417,753,042	444,091,874	613,660,604

End of period	$431,836,507	$417,753,042	$444,091,874

Changes in Shares Outstanding:
Shares sold	2,200,000	500,000	1,200,000
Shares repurchased	(2,400,000)	(750,000)	(2,600,000)
Shares outstanding, beginning of period	3,400,000	3,650,000	5,050,000

Shares outstanding, end of period	3,200,000	3,400,000	3,650,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

78

Invesco S&P 500® Equal Weight Energy ETF (RYE)			Invesco S&P 500® Equal Weight Financials ETF (RYF)
Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$3,661,989	$2,177,027	$5,177,069	$6,632,263	$3,692,009	$4,649,290
(8,748,971)	350,972	1,826,342	15,152,642	15,706,492	29,673,559
(35,709,100)	23,727,402	(18,258,580)	(29,117,332)	(2,059,908)	34,101,728

(40,796,082)	26,255,401	(11,255,169)	(7,332,427)	17,338,593	68,424,577

(4,181,660)	(2,040,302)	(5,194,156)	(7,699,405)	(3,026,800)	(4,369,545)

276,270,674	56,131,454	166,387,004	84,986,669	146,094,808	396,942,732
(274,672,264)	(57,891,483)	(118,354,186)	(220,368,652)	(77,344,020)	(217,151,515)

1,598,410	(1,760,029)	48,032,818	(135,381,983)	68,750,788	179,791,217

(43,379,332)	22,455,070	31,583,493	(150,413,815)	83,062,581	243,846,249

253,202,221	230,747,151	199,163,658	441,558,329	358,495,748	114,649,499

$209,822,889	$253,202,221	$230,747,151	$291,144,514	$441,558,329	$358,495,748

4,700,000	950,000	2,800,000	2,000,000	3,250,000	10,650,000
(4,850,000)	(1,000,000)	(2,050,000)	(5,400,000)	(1,750,000)	(5,750,000)
4,200,005	4,250,005	3,500,005	10,050,000	8,550,000	3,650,000

4,050,005	4,200,005	4,250,005	6,650,000	10,050,000	8,550,000

79

Statements of Changes in Net Assets (continued)

For the year ended April 30, 2019 and period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P 500® Equal Weight Health Care ETF (RYH)
	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$3,750,564	$1,611,353	$2,763,505
Net realized gain (loss)	50,144,824	23,620,380	14,435,025
Change in net unrealized appreciation (depreciation)	(6,705,939)	(10,570,420)	94,082,455

Net increase (decrease) in net assets resulting from operations	47,189,449	14,661,313	111,280,985

Distributions to Shareholders from:
Distributable earnings	(3,834,753)	(1,620,790)	(2,631,245)

Shareholder Transactions:
Proceeds from shares sold	261,569,215	54,560,345	216,349,448
Value of shares repurchased	(196,990,256)	(119,306,978)	(148,875,500)

Net increase (decrease) in net assets resulting from share transactions	64,578,959	(64,746,633)	67,473,948

Net increase (decrease) in net assets	107,933,655	(51,706,110)	176,123,688

Net assets:
Beginning of period	598,911,343	650,617,453	474,493,765

End of period	$706,844,998	$598,911,343	$650,617,453

Changes in Shares Outstanding:
Shares sold	1,350,000	300,000	1,300,000
Shares repurchased	(1,050,000)	(650,000)	(900,000)
Shares outstanding, beginning of period	3,350,000	3,700,000	3,300,000

Shares outstanding, end of period	3,650,000	3,350,000	3,700,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

80

Invesco S&P 500® Equal Weight Industrials ETF (RGI)			Invesco S&P 500® Equal Weight Materials ETF (RTM)
Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$3,082,431	$1,421,619	$2,255,750	$2,484,380	$1,514,808	$2,191,919
5,248,141	19,761,417	15,306,071	(3,723,853)	21,887,445	9,700,540
9,169,704	(19,293,244)	19,430,465	3,621,001	(28,704,634)	21,833,761

17,500,276	1,889,792	36,992,286	2,381,528	(5,302,381)	33,726,220

(3,156,072)	(1,408,275)	(2,570,293)	(2,650,226)	(1,376,220)	(2,126,922)

132,418,296	145,766,213	172,708,806	48,609,682	170,322,861	174,633,878
(182,774,836)	(91,069,129)	(107,834,685)	(99,339,316)	(176,938,428)	(96,676,433)

(50,356,540)	54,697,084	64,874,121	(50,729,634)	(6,615,567)	77,957,445

(36,012,336)	55,178,601	99,296,114	(50,998,332)	(13,294,168)	109,556,743

281,762,606	226,584,005	127,287,891	180,725,901	194,020,069	84,463,326

$245,750,270	$281,762,606	$226,584,005	$129,727,569	$180,725,901	$194,020,069

1,100,000	1,200,000	1,650,000	450,000	1,500,000	1,800,000
(1,600,000)	(750,000)	(1,050,000)	(950,000)	(1,600,000)	(1,000,000)
2,450,000	2,000,000	1,400,000	1,700,000	1,800,000	1,000,000

1,950,000	2,450,000	2,000,000	1,200,000	1,700,000	1,800,000

81

Statements of Changes in Net Assets (continued)

For the year ended April 30, 2019 and period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)
	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$519,358	$330,349	$567,825
Net realized gain (loss)	718,835	453,682	431,120
Change in net unrealized appreciation (depreciation)	2,242,570	(1,204,302)	1,214,032

Net increase (decrease) in net assets resulting from operations	3,480,763	(420,271)	2,212,977

Distributions to Shareholders from:
Distributable earnings	(702,345)	(512,165)	(723,609)

Shareholder Transactions:
Proceeds from shares sold	24,629,150	2,719,647	8,142,625
Value of shares repurchased	(7,137,070)	(9,475,945)	(21,205,756)

Net increase (decrease) in net assets resulting from share transactions	17,492,080	(6,756,298)	(13,063,131)

Net increase (decrease) in net assets	20,270,498	(7,688,734)	(11,573,763)

Net assets:
Beginning of period	16,872,555	24,561,289	36,135,052

End of period.	$37,143,053	$16,872,555	$24,561,289

Changes in Shares Outstanding:
Shares sold	850,000	100,000	300,000
Shares repurchased	(250,000)	(350,000)	(800,000)
Shares outstanding, beginning of period	650,000	900,000	1,400,000

Shares outstanding, end of period	1,250,000	650,000	900,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

82

Invesco S&P 500® Equal Weight Technology ETF (RYT)			Invesco S&P 500® Equal Weight Utilities ETF (RYU)
Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$16,211,611	$5,950,610	$11,461,755	$6,413,995	$2,475,589	$5,596,410
221,991,243	104,901,237	126,729,919	(5,226,247)	1,266,209	3,229,596
67,176,950	(21,563,864)	241,071,754	38,279,021	(9,685,599)	10,680,671

305,379,804	89,287,983	379,263,428	39,466,769	(5,943,801)	19,506,677

(16,781,040)	(6,972,945)	(10,382,861)	(6,335,821)	(2,707,230)	(5,692,156)

784,103,342	328,539,770	720,005,127	234,753,812	22,134,653	55,463,449
(898,921,413)	(305,622,050)	(494,931,647)	(71,819,651)	(42,230,142)	(111,962,567)

(114,818,071)	22,917,720	225,073,480	162,934,161	(20,095,489)	(56,499,118)

173,780,693	105,232,758	593,954,047	196,065,109	(28,746,520)	(42,684,597)

1,615,065,504	1,509,832,746	915,878,699	139,433,610	168,180,130	210,864,727

$1,788,846,197	$1,615,065,504	$1,509,832,746	$335,498,719	$139,433,610	$168,180,130

4,800,000	2,150,000	5,950,000	2,600,000	250,000	650,000
(5,600,000)	(2,050,000)	(4,100,000)	(800,000)	(500,000)	(1,350,000)
10,700,000	10,600,000	8,750,000	1,650,000	1,900,000	2,600,000

9,900,000	10,700,000	10,600,000	3,450,000	1,650,000	1,900,000

83

Statements of Changes in Net Assets (continued)

For the year ended April 30, 2019 and period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P MidCap 400® Equal Weight ETF (EWMC)
	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$1,215,478	$751,728	$1,189,109
Net realized gain (loss)	2,845,318	9,731,230	15,490,139
Change in net unrealized appreciation (depreciation)	2,191,849	(7,149,508)	3,665,557

Net increase (decrease) in net assets resulting from operations	6,252,645	3,333,450	20,344,805

Distributions to Shareholders from:
Distributable earnings.	(1,331,829)	(818,160)	(1,246,531)

Shareholder Transactions:
Proceeds from shares sold	13,112,375	19,196,734	55,894,493
Value of shares repurchased.	(16,577,948)	(31,966,258)	(50,244,574)

Net increase (decrease) in net assets resulting from share transactions	(3,465,573)	(12,769,524)	5,649,919

Net increase (decrease) in net assets.	1,455,243	(10,254,234)	24,748,193

Net assets:
Beginning of period	104,437,708	114,691,942	89,943,749

End of period.	$105,892,951	$104,437,708	$114,691,942

Changes in Shares Outstanding:
Shares sold	200,000	300,000	950,000
Shares repurchased	(250,000)	(500,000)	(850,000)
Shares outstanding, beginning of period	1,650,000	1,850,000	1,750,000

Shares outstanding, end of period	1,600,000	1,650,000	1,850,000

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

84

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$388,296	$171,294	$321,015
(254,196)	4,402,467	6,705,770
(426,135)	(3,048,315)	908,558

(292,035)	1,525,446	7,935,343

(314,960)	(197,020)	(296,001)

12,080,100	10,987,337	12,419,932
(5,393,393)	(13,773,725)	(22,371,710)

6,686,707	(2,786,388)	(9,951,778)

6,079,712	(1,457,962)	(2,312,436)

30,207,588	31,665,550	33,977,986

$36,287,300	$30,207,588	$31,665,550

200,000	200,000	250,000
(100,000)	(250,000)	(450,000)
550,000	600,000	800,000

650,000	550,000	600,000

85

Financial Highlights

Invesco S&P 500® Equal Weight ETF (RSP)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$99.87	$96.58		$81.57	$78.71	$78.08	$67.94
Net investment income(a)	1.78	0.85		1.39	1.31	1.22	1.09
Net realized and unrealized gain on investments	8.45	3.33		14.85	2.78	0.71	10.13
Total from investment operations	10.23	4.18		16.24	4.09	1.93	11.22
Distributions to shareholders from:
Net investment income	(1.90)	(0.89)		(1.23)	(1.23)	(1.30)	(1.08)
Net asset value at end of period	$108.20	$99.87		$96.58	$81.57	$78.71	$78.08
Market price at end of period(b)	$108.22	$99.92
Net Asset Value Total Return(c)	10.45%	4.30%		19.98%	5.24%	2.49%	16.60%
Market Price Total Return(c)	10.43%	4.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$16,143,961	$14,616,057		$14,226,625	$9,959,671	$9,799,542	$8,976,197
Ratio to average net assets of:
Expenses, after Waivers	0.20%	0.20	%(d)	0.33%	0.40%	0.40%	0.40%
Expenses, prior to Waivers	0.20%	0.20	%(d)	0.36%	0.40%	0.40%	0.40%
Net investment income, after Waivers	1.74%	1.69	%(d)	1.52%	1.66%	1.53%	1.48%
Portfolio turnover rate(e)	19%	9%		21%	22%	22%	18%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

86

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)

	For the Period November 5, 2018(a) Through April 30, 2019
Per Share Operating Performance:
Net asset value at beginning of period	$25.00
Net investment income(b)	0.16
Net realized and unrealized gain on investments	0.33
Total from investment operations	0.49
Distributions to shareholders from:
Net investment income	(0.10)
Net asset value at end of period	$25.39
Market price at end of period(c)	$25.41
Net Asset Value Total Return(d)	2.04	%(e)
Market Price Total Return(d)	2.12	%(e)
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$22,851
Ratio to average net assets of:
Expenses	0.40	%(f)
Net investment income	1.42	%(f)
Portfolio turnover rate(g)	10%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)

The net asset value total return from Fund Inception (November 7, 2018, the first day of trading on the exchange) to April 30, 2019 was 0.08%. The market price total return from Fund Inception to April 30, 2019 was 0.04%.

(f)	Annualized.
(g)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$99.15	$91.21		$85.40	$90.26	$82.76	$76.06
Net investment income(a)	1.49	0.68		1.27	1.29	1.15	0.95
Net realized and unrealized gain (loss) on investments.	8.80	7.98		5.84	(4.96)	7.39	6.67
Total from investment operations	10.29	8.66		7.11	(3.67)	8.54	7.62
Distributions to shareholders from:
Net investment income	(1.59)	(0.72)		(1.30)	(1.19)	(1.04)	(0.92)
Net asset value at end of period	$107.85	$99.15		$91.21	$85.40	$90.26	$82.76
Market price at end of period(b)	$107.86	$99.13
Net Asset Value Total Return(c)	10.58%	9.49%		8.32%	(4.07)%	10.35%	10.07%
Market Price Total Return(c)	10.61%	9.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$113,239	$84,279		$72,965	$68,323	$176,001	$86,897
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.40%	0.40%	0.40%	0.40%
Net investment income	1.45%	1.38	%(d)	1.39%	1.49%	1.29%	1.20%
Portfolio turnover rate(e)	30%	13%		29%	30%	23%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

87

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$122.87	$121.67		$121.52	$111.76	$100.75	$88.48
Net investment income(a)	2.87	1.32		2.30	2.19	2.08	2.04
Net realized and unrealized gain on investments	12.30	1.14		0.13	9.69	10.86	12.03
Total from investment operations	15.17	2.46		2.43	11.88	12.94	14.07
Distributions to shareholders from:
Net investment income	(3.09)	(1.26)		(2.28)	(2.12)	(1.93)	(1.80)
Net asset value at end of period	$134.95	$122.87		$121.67	$121.52	$111.76	$100.75
Market price at end of period(b)	$134.97	$122.84
Net Asset Value Total Return(c)	12.63%	1.96%		1.99%	10.63%	12.95%	16.04%
Market Price Total Return(c)	12.67%	1.97%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$431,837	$417,753		$444,092	$613,661	$530,872	$186,382
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.40%	0.40%	0.40%	0.40%
Net investment income	2.27%	2.06	%(d)	1.86%	1.81%	1.94%	2.18%
Portfolio turnover rate(e)	19%	9%		20%	17%	16%	20%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Energy ETF (RYE)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$60.29	$54.29		$56.90	$54.39	$77.16	$79.86
Net investment income(a)	0.82	0.47		1.28	0.90	1.35	1.40
Net realized and unrealized gain (loss) on investments	(8.34)	5.98		(2.50)	2.53	(22.73)	(2.91)
Total from investment operations	(7.52)	6.45		(1.22)	3.43	(21.38)	(1.51)
Distributions to shareholders from:
Net investment income	(0.96)	(0.45)		(1.39)	(0.92)	(1.39)	(1.19)
Net asset value at end of period	$51.81	$60.29		$54.29	$56.90	$54.39	$77.16
Market price at end of period(b)	$51.82	$60.43
Net Asset Value Total Return(c)	(12.46)%	11.97%		(2.20)%	6.50%	(27.93)%	(2.02)%
Market Price Total Return(c)	(12.65)%	12.31%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$209,823	$253,202		$230,747	$199,164	$176,773	$100,307
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.40%	0.40%	0.40%	0.40%
Net investment income	1.46%	1.69	%(d)	2.22%	1.72%	2.16%	1.64%
Portfolio turnover rate(e)	31%	10%		34%	41%	34%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

88

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Financials ETF (RYF)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016		2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$43.94	$41.93		$31.41	$43.72		$43.27	$37.64
Net investment income(a)	0.78	0.40		0.55	0.81		0.72	0.53
Net realized and unrealized gain on investments	—	1.91		10.45	1.03		0.58	5.76
Total from investment operations	0.78	2.31		11.00	1.84		1.30	6.29
Distributions to shareholders from:
Net investment income	(0.94)	(0.30)		(0.48)	(0.78)		(0.80)	(0.66)
Return of capital	—	—		—	(13.37	)(b)	(0.05)	—
Total distributions	(0.94)	(0.30)		(0.48)	(14.15)		(0.85)	(0.66)
Net asset value at end of period	$43.78	$43.94		$41.93	$31.41		$43.72	$43.27
Market price at end of period(c)	$43.79	$43.98
Net Asset Value Total Return(d)	1.98%	5.50%		35.15%	4.33%		3.04%	16.84%
Market Price Total Return(d)	1.91%	5.47%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$291,145	$441,558		$358,496	$114,649		$183,620	$136,316
Ratio to average net assets of:
Expenses	0.40%	0.40	%(e)	0.40%	0.40%		0.40%	0.40%
Net investment income	1.86%	1.81	%(e)	1.44%	1.96%		1.64%	1.30%
Portfolio turnover rate(f)	17%	7%		15%	53%		13%	19%

(a)	Based on average shares outstanding.
(b)	Special distribution.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Health Care ETF (RYH)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$178.78	$175.84		$143.79	$149.97	$137.44	$104.50
Net investment income(a)	1.05	0.44		0.78	0.78	0.75	0.66
Net realized and unrealized gain (loss) on investments	14.87	2.93		32.02	(6.22)	12.46	32.89
Total from investment operations	15.92	3.37		32.80	(5.44)	13.21	33.55
Distributions to shareholders from:
Net investment income	(1.04)	(0.43)		(0.75)	(0.74)	(0.68)	(0.61)
Net asset value at end of period	$193.66	$178.78		$175.84	$143.79	$149.97	$137.44
Market price at end of period(b)	$193.67	$178.95
Net Asset Value Total Return(c)	8.91%	1.92%		22.85%	(3.65)%	9.61%	32.20%
Market Price Total Return(c)	8.82%	2.06%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$706,845	$598,911		$650,617	$474,494	$569,893	$391,714
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.40%	0.40%	0.40%	0.40%
Net investment income	0.55%	0.49	%(d)	0.48%	0.52%	0.49%	0.55%
Portfolio turnover rate(e)	23%	12%		24%	28%	22%	23%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

89

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Industrials ETF (RGI)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$115.01	$113.29		$90.92	$85.30	$88.18	$76.33
Net investment income(a)	1.53	0.62		1.24	1.40	1.13	1.22
Net realized and unrealized gain (loss) on investments	11.15	1.73		22.50	5.57	(2.69)	11.59
Total from investment operations	12.68	2.35		23.74	6.97	(1.56)	12.81
Distributions to shareholders from:
Net investment income	(1.66)	(0.63)		(1.37)	(1.35)	(1.29)	(0.96)
Return of capital	—	—		—	—	(0.03)	—
Total distributions	(1.66)	(0.63)		(1.37)	(1.35)	(1.32)	(0.96)
Net asset value at end of period	$126.03	$115.01		$113.29	$90.92	$85.30	$88.18
Market price at end of period(b)	$126.01	$115.03
Net Asset Value Total Return(c)	11.21%	2.05%		26.21%	8.25%	(1.78)%	16.85%
Market Price Total Return(c)	11.17%	2.00%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$245,750	$281,763		$226,584	$127,288	$93,831	$123,447
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.40%	0.40%	0.40%	0.40%
Net investment income	1.29%	1.05	%(d)	1.18%	1.60%	1.29%	1.47%
Portfolio turnover rate(e)	28%	7%		18%	23%	22%	15%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Equal Weight Materials ETF (RTM)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$106.31	$107.79		$84.46	$79.97	$82.38	$75.49
Net investment income(a)	1.79	0.70		1.49	1.29	1.23	1.21
Net realized and unrealized gain (loss) on investments	1.97	(1.50)		23.28	4.49	(2.41)	6.85
Total from investment operations	3.76	(0.80)		24.77	5.78	(1.18)	8.06
Distributions to shareholders from:
Net investment income	(1.96)	(0.68)		(1.44)	(1.29)	(1.23)	(1.17)
Net asset value at end of period	$108.11	$106.31		$107.79	$84.46	$79.97	$82.38
Market price at end of period(b)	$108.16	$106.31
Net Asset Value Total Return(c)	3.67%	(0.77)%		29.52%	7.29%	(1.44)%	10.68%
Market Price Total Return(c)	3.70%	(0.91)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$129,728	$180,726		$194,020	$84,463	$55,982	$74,138
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.40%	0.40%	0.40%	0.40%
Net investment income	1.69%	1.28	%(d)	1.54%	1.57%	1.46%	1.48%
Portfolio turnover rate(e)	23%	6%		22%	25%	27%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

90

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,		For the Period August 13, 2015(a) Through October 31, 2015
				2017	2016
Per Share Operating Performance:
Net asset value at beginning of period	$25.96	$27.29		$25.81	$25.63	$25.31
Net investment income(b)	0.69	0.44		0.54	0.70	0.13
Net realized and unrealized gain (loss) on investments	3.97	(1.20)		1.59	(0.08)	0.27
Total from investment operations	4.66	(0.76)		2.13	0.62	0.40
Distributions to shareholders from:
Net investment income	(0.85)	(0.35)		(0.65)	(0.44)	(0.08)
Net realized gains	(0.06)	(0.22)		—	—	—
Total distributions	(0.91)	(0.57)		(0.65)	(0.44)	(0.08)
Net asset value at end of period	$29.71	$25.96		$27.29	$25.81	$25.63
Market price at end of period(c)	$29.75	$25.96
Net Asset Value Total Return(d)	18.35%	(2.93)%		8.33%	2.39%	1.61%
Market Price Total Return(d)	18.51%	(2.35)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$37,143	$16,873		$24,561	$36,135	$2,563
Ratio to average net assets of:
Expenses	0.40%	0.41	%(e)	0.41%	0.37%	0.40	%(e)
Net investment income	2.46%	3.28	%(e)	2.00%	2.70%	2.49	%(e)
Portfolio turnover rate(f)	14%	2%		24%	10%	5%

(a)	Commencement of investment operations.
(b)	Based on average shares outstanding.
(c)	The mean between the last bid and ask prices.
(d)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(e)	Annualized.
(f)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

91

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Technology ETF (RYT)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$150.94	$142.44		$104.67	$93.16	$87.17	$70.98
Net investment income(a)	1.57	0.56		1.16	1.47	1.09	0.78
Net realized and unrealized gain on investments	29.78	8.56		37.61	11.48	6.09	16.15
Total from investment operations	31.35	9.12		38.77	12.95	7.18	16.93
Distributions to shareholders from:
Net investment income	(1.60)	(0.62)		(1.00)	(1.44)	(1.12)	(0.74)
Return of capital	—	—		—	—	(0.07)	—
Total distributions	(1.60)	(0.62)		(1.00)	(1.44)	(1.19)	(0.74)
Net asset value at end of period	$180.69	$150.94		$142.44	$104.67	$93.16	$87.17
Market price at end of period(b)	$180.66	$151.10
Net Asset Value Total Return(c)	20.92%	6.40%		37.19%	14.06%	8.30%	23.92%
Market Price Total Return(c)	20.77%	6.48%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$1,788,846	$1,615,066		$1,509,833	$915,879	$740,629	$671,221
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.40%	0.40%	0.40%	0.40%
Net investment income	0.98%	0.76	%(d)	0.95%	1.55%	1.20%	0.97%
Portfolio turnover rate(e)	27%	10%		19%	24%	21%	22%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

92

Financial Highlights (continued)

Invesco S&P 500® Equal Weight Utilities ETF (RYU)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$84.51	$88.52		$81.10	$73.29	$76.69	$64.67
Net investment income(a)	2.67	1.38		2.54	2.49	2.48	2.59
Net realized and unrealized gain (loss) on investments	12.69	(3.92)		7.44	7.81	(2.97)	11.75
Total from investment operations	15.36	(2.54)		9.98	10.30	(0.49)	14.34
Distributions to shareholders from:
Net investment income	(2.62)	(1.47)		(2.56)	(2.49)	(2.91)	(2.32)
Net asset value at end of period	$97.25	$84.51		$88.52	$81.10	$73.29	$76.69
Market price at end of period(b)	$97.23	$84.45
Net Asset Value Total Return(c)	18.54%	(2.88)%		12.51%	14.13%	(0.56)%	22.61%
Market Price Total Return(c)	18.60%	(2.92)%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$335,499	$139,434		$168,180	$210,865	$128,258	$141,875
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.40%	0.40%	0.40%	0.40%
Net investment income	2.96%	3.29	%(d)	3.01%	3.09%	3.30%	3.72%
Portfolio turnover rate(e)	27%	7%		11%	22%	20%	31%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

93

Financial Highlights (continued)

Invesco S&P MidCap 400® Equal Weight ETF (EWMC)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$63.30	$62.00		$51.40	$49.09	$50.39	$45.24
Net investment income(a)	0.77	0.42		0.60	0.66	0.62	0.62
Net realized and unrealized gain (loss) on investments	2.96	1.30		10.59	2.30	(1.21)	5.48
Total from investment operations	3.73	1.72		11.19	2.96	(0.59)	6.10
Distributions to shareholders from:
Net investment income	(0.85)	(0.42)		(0.59)	(0.65)	(0.67)	(0.59)
Capital gains	—	—		—	—	—	(0.36)
Return of capital	—	—		—	—	(0.04)	—
Total distributions	(0.85)	(0.42)		(0.59)	(0.65)	(0.71)	(0.95)
Net asset value at end of period	$66.18	$63.30		$62.00	$51.40	$49.09	$50.39
Market price at end of period(b)	$66.19	$63.29
Net Asset Value Total Return(c)	5.96%	2.76%		21.82%	6.08%	(1.19)%	13.61%
Market Price Total Return(c)	5.99%	2.74%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$105,893	$104,438		$114,692	$89,944	$132,532	$146,125
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.41%	0.41%	0.41%	0.41%
Net investment income	1.19%	1.33	%(d)	1.02%	1.35%	1.22%	1.27%
Portfolio turnover rate(e)	30%	9%		26%	101%	31%	29%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

94

Financial Highlights (continued)

Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$54.92	$52.78		$42.47	$41.84	$44.87	$42.89
Net investment income(a)	0.59	0.29		0.47	0.32	0.49	0.43
Net realized and unrealized gain (loss) on investments	0.80	2.15		10.27	0.67	(2.97)	1.97
Total from investment operations	1.39	2.44		10.74	0.99	(2.48)	2.40
Distributions to shareholders from:
Net investment income	(0.48)	(0.30)		(0.43)	(0.36)	(0.52)	(0.42)
Return of capital	—	—		—	—	(0.03)	—
Total distributions	(0.48)	(0.30)		(0.43)	(0.36)	(0.55)	(0.42)
Net asset value at end of period	$55.83	$54.92		$52.78	$42.47	$41.84	$44.87
Market price at end of period(b)	$55.63	$55.02
Net Asset Value Total Return(c)	2.55%	4.62%		25.32%	2.39%	(5.59)%	5.58%
Market Price Total Return(c)	2.00%	4.55%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$36,287	$30,208		$31,666	$33,978	$43,930	$40,380
Ratio to average net assets of:
Expenses	0.40%	0.40	%(d)	0.41%	0.41%	0.41%	0.42%
Net investment income	1.05%	1.10	%(d)	0.96%	0.80%	1.11%	0.96%
Portfolio turnover rate(e)	34%	10%		24%	96%	47%	43%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

95

Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2019

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco S&P 500® Equal Weight ETF (RSP)	“S&P 500® Equal Weight ETF”
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)	“S&P 500® Equal Weight Communication Services ETF”
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)	“S&P 500® Equal Weight Consumer Discretionary ETF”
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)	“S&P 500® Equal Weight Consumer Staples ETF”
Invesco S&P 500® Equal Weight Energy ETF (RYE)	“S&P 500® Equal Weight Energy ETF”
Invesco S&P 500® Equal Weight Financials ETF (RYF)	“S&P 500® Equal Weight Financials ETF”
Invesco S&P 500® Equal Weight Health Care ETF (RYH)	“S&P 500® Equal Weight Health Care ETF”
Invesco S&P 500® Equal Weight Industrials ETF (RGI)	“S&P 500® Equal Weight Industrials ETF”
Invesco S&P 500® Equal Weight Materials ETF (RTM)	“S&P 500® Equal Weight Materials ETF”
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)	“S&P 500® Equal Weight Real Estate ETF”
Invesco S&P 500® Equal Weight Technology ETF (RYT)	“S&P 500® Equal Weight Technology ETF”
Invesco S&P 500® Equal Weight Utilities ETF (RYU)	“S&P 500® Equal Weight Utilities ETF”
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)	“S&P MidCap 400® Equal Weight ETF”
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)	“S&P SmallCap 600® Equal Weight ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from a Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the daily performance of its respective index listed below (each, an “Underlying Index”):

Fund	Underlying Index
S&P 500® Equal Weight ETF	S&P 500® Equal Weight Index
S&P 500® Equal Weight Communication Services ETF	S&P 500® Equal Weight Communication Services Plus Index
S&P 500® Equal Weight Consumer Discretionary ETF	S&P 500® Equal Weight Consumer Discretionary Index
S&P 500® Equal Weight Consumer Staples ETF	S&P 500® Equal Weight Consumer Staples Index
S&P 500® Equal Weight Energy ETF	S&P 500® Equal Weight Energy Index
S&P 500® Equal Weight Financials ETF	S&P 500® Equal Weight Financials Index
S&P 500® Equal Weight Health Care ETF	S&P 500® Equal Weight Health Care Index
S&P 500® Equal Weight Industrials ETF	S&P 500® Equal Weight Industrials Index
S&P 500® Equal Weight Materials ETF	S&P 500® Equal Weight Materials Index
S&P 500® Equal Weight Real Estate ETF	S&P 500® Equal Weight Real Estate Index
S&P 500® Equal Weight Technology ETF	S&P 500® Equal Weight Information Technology Index
S&P 500® Equal Weight Utilities ETF	S&P 500® Equal Weight Telecommunication Services & Utilities Index
S&P MidCap 400® Equal Weight ETF	S&P MidCap 400® Equal Weight Index
S&P SmallCap 600® Equal Weight ETF	S&P SmallCap 600® Equal Weight Index

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

96

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the

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inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for Funds that invest in non-U.S. securities, which may have lower trading volumes.

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Each Fund is considered non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund. This may increase the Fund’s volatility and cause the performance of a relativley small number of issuers to have a greater impact on the Fund’s performance.

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

REIT Risk. For certain Funds, in addition to the risks pertaining to real estate investments more generally, REITs are subject to additional risks. The value of a REIT can depend on the structure of and cash flow generated by the REIT. REITs whose investments are concentrated in a limited number or type of properties, investments or narrow geographic area are subject to the risks affecting those properties or areas to a greater extent than a REIT with less concentrated investments. REITs are also subject to certain requirements under federal tax law. In addition, REITs may have expenses, including advisory and administration expenses, and each Fund and its shareholders will incur its pro rata share of the underlying expenses.

Small- and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

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C.

Investment Transactions and Investment Income — Security transactions are recorded on the trade date for financial reporting purposes. Realized gains and losses from securities transactions are recorded using the identified cost basis. Dividend income is recorded on the ex-dividend date, net of applicable taxes withheld by foreign countries. Taxable non-cash dividends are recorded as dividend income. Interest income, including amortization of premiums and accretion of discounts, is accrued on a daily basis. Dividend income from REITs is recorded based on the income included in the distributions received from the REIT investments using published REIT classifications, including some management estimates when actual amounts are not available. Distributions received in excess of this estimated amount are recorded as a reduction of the cost of investments or reclassified to capital gains. The actual amounts of income, return of capital, and capital gains are only determined by each REIT after its fiscal year-end, and may differ from the estimated amounts.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

D.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders — Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes — Each Fund intends to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), necessary to qualify as a regulated investment company and to distribute substantially all of the Fund’s taxable earnings to shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized capital gain) that is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects

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of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates — The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending — During the fiscal year ended April 30, 2019, S&P 500® Equal Weight ETF, S&P 500® Equal Weight Communication Services ETF, S&P 500® Equal Weight Consumer Discretionary ETF, S&P 500® Equal Weight Consumer Staples ETF, S&P 500® Equal Weight Energy ETF, S&P 500® Equal Weight Financials ETF, S&P 500® Equal Weight Health Care ETF, S&P 500® Equal Weight Industrials ETF, S&P 500® Equal Weight Materials ETF, S&P 500® Equal Weight Technology ETF, S&P 500® Equal Weight Utilities ETF, S&P MidCap 400® Equal Weight ETF and S&P SmallCap 600® Equal Weight ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

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K.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the fiscal year ended October 31, 2017, distributions from distributable earnings consisted of distributions from net investment income. For the period November 1, 2017 through April 30, 2018, distributions from distributable earnings consisted of:

	Distributions to Shareholders from net investment income	Distributions to Shareholders from net realized gains
S&P 500® Equal Weight ETF	$132,095,127	$—
S&P 500® Equal Weight Consumer Discretionary ETF	601,330	—
S&P 500® Equal Weight Consumer Staples ETF	4,600,825	—
S&P 500® Equal Weight Energy ETF	2,040,302	—
S&P 500® Equal Weight Financials ETF	3,026,800	—
S&P 500® Equal Weight Health Care ETF	1,620,790	—
S&P 500® Equal Weight Industrials ETF	1,408,275	—
S&P 500® Equal Weight Materials ETF	1,376,220	—
S&P 500® Equal Weight Real Estate ETF	307,630	204,535
S&P 500® Equal Weight Technology ETF	6,972,945	—
S&P 500® Equal Weight Utilities ETF	2,707,230	—
S&P MidCap 400® Equal Weight ETF	818,160	—
S&P SmallCap 600® Equal Weight ETF	197,020	—
NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Unitary Management Fees (as a % of Net Assets)
S&P 500® Equal Weight ETF	0.20%
S&P 500® Equal Weight Communication Services ETF	0.40%
S&P 500® Equal Weight Consumer Discretionary ETF	0.40%
S&P 500® Equal Weight Consumer Staples ETF	0.40%
S&P 500® Equal Weight Energy ETF	0.40%
S&P 500® Equal Weight Financials ETF	0.40%
S&P 500® Equal Weight Health Care ETF	0.40%
S&P 500® Equal Weight Industrials ETF	0.40%
S&P 500® Equal Weight Materials ETF	0.40%
S&P 500® Equal Weight Real Estate ETF	0.40%
S&P 500® Equal Weight Technology ETF	0.40%
S&P 500® Equal Weight Utilities ETF	0.40%
S&P MidCap 400® Equal Weight ETF	0.40%
S&P SmallCap 600® Equal Weight ETF	0.40%

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expenses of each Fund (except S&P 500® Equal Weight Communication Services ETF) (excluding interest expenses, brokerage commissions and other trading expenses, taxes, acquired fund fees and expenses, if applicable, and litigation expenses and extraordinary expenses) from exceeding a percentage of the Fund’s average daily net assets per year (the “Expense Cap”) through at least

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April 6, 2020, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. For each Fund, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap. The limits are listed below:

	Expense Caps	Contract End Date
S&P 500® Equal Weight ETF	0.20%	04/06/20
S&P 500® Equal Weight Consumer Discretionary ETF	0.40%	04/06/20
S&P 500® Equal Weight Consumer Staples ETF	0.40%	04/06/20
S&P 500® Equal Weight Energy ETF	0.40%	04/06/20
S&P 500® Equal Weight Financials ETF	0.40%	04/06/20
S&P 500® Equal Weight Health Care ETF	0.40%	04/06/20
S&P 500® Equal Weight Industrials ETF	0.40%	04/06/20
S&P 500® Equal Weight Materials ETF	0.40%	04/06/20
S&P 500® Equal Weight Real Estate ETF	0.40%	04/06/20
S&P 500® Equal Weight Technology ETF	0.40%	04/06/20
S&P 500® Equal Weight Utilities ETF	0.40%	04/06/20
S&P MidCap 400® Equal Weight ETF	0.40%	04/06/20
S&P SmallCap 600® Equal Weight ETF	0.40%	04/06/20

Additionally, through at least August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investment in money market funds managed by that affiliate (excluding investment of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the fiscal year ended April 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

S&P 500® Equal Weight ETF	$21,448
S&P 500® Equal Weight Communication Services ETF	15
S&P 500® Equal Weight Consumer Discretionary ETF	131
S&P 500® Equal Weight Consumer Staples ETF	688
S&P 500® Equal Weight Energy ETF	289
S&P 500® Equal Weight Financials ETF	595
S&P 500® Equal Weight Health Care ETF	656
S&P 500® Equal Weight Industrials ETF	290
S&P 500® Equal Weight Materials ETF	228
S&P 500® Equal Weight Real Estate ETF	34
S&P 500® Equal Weight Technology ETF	1,574
S&P 500® Equal Weight Utilities ETF	333
S&P MidCap 400® Equal Weight ETF	118
S&P SmallCap 600® Equal Weight ETF	32

The Trust has entered into a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

NOTE 4—Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2019.

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S&P 500® Equal Weight ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.	$25,443,974	$21,185,014	$(4,779,908)	$(4,803,680)	$(1,362,978)	$35,682,422	$1,482,258
S&P 500® Equal Weight Financials ETF
	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation (Depreciation)	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.	$5,711,233	$3,643,713	$(2,986,766)	$(1,355,937)	$(272,040)	$4,740,203	$264,498
S&P SmallCap 600® Equal Weight ETF
	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Mortgage Capital, Inc.	$51,482	$26,025	$(15,922)	$1,826	$(3,043)	$60,368	$6,399

NOTE 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect the Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P SmallCap 600® Equal Weight ETF
Investments in Securities
Common Stocks & Other Equity Interests	$36,249,898	$—	$834	$36,250,732
Money Market Funds	2,122,447	—	—	2,122,447

Total Investments	$38,372,345	$—	$834	$38,373,179

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NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid During the Year Ended April 30, 2019, Period November 1, 2017 to April 30, 2018 and Year Ended October 31, 2017:

	2019		2018		2017
	Ordinary Income	Long-Term Capital Gains	Ordinary Income	Long-Term Capital Gains	Ordinary Income
S&P 500® Equal Weight ETF	$281,738,317	$—	$132,095,127	$—	$179,124,293
S&P 500® Equal Weight Communication Services ETF	28,476	—	—	—	—
S&P 500® Equal Weight Consumer Discretionary ETF	1,507,788	—	601,330	—	1,160,323
S&P 500® Equal Weight Consumer Staples ETF	11,042,415	—	4,600,825	—	9,494,388
S&P 500® Equal Weight Energy ETF	4,181,660	—	2,040,302	—	5,194,156
S&P 500® Equal Weight Financials ETF	7,699,405	—	3,026,800	—	4,369,545
S&P 500® Equal Weight Health Care ETF	3,834,753	—	1,620,790	—	2,631,245
S&P 500® Equal Weight Industrials ETF	3,156,072	—	1,408,275	—	2,570,293
S&P 500® Equal Weight Materials ETF	2,650,226	—	1,376,220	—	2,126,922
S&P 500® Equal Weight Real Estate ETF	659,417	42,928	307,630	204,535	723,609
S&P 500® Equal Weight Technology ETF	16,781,040	—	6,972,945	—	10,382,861
S&P 500® Equal Weight Utilities ETF	6,335,821	—	2,707,230	—	5,692,156
S&P MidCap 400® Equal Weight ETF	1,331,830	—	818,160	—	1,246,531
S&P SmallCap 600® Equal Weight ETF	314,960	—	197,020	—	296,001

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation (Depreciation)- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500® Equal Weight ETF	$7,236,334	$2,708,656,241	$(846,114,498)	$14,274,182,443	$16,143,960,520
S&P 500® Equal Weight Communication Services ETF	48,285	636,708	—	22,165,734	22,850,727
S&P 500® Equal Weight Consumer Discretionary ETF	53,629	(366,956)	(16,755,583)	130,308,351	113,239,441
S&P 500® Equal Weight Consumer Staples ETF	661,832	(3,973,172)	(31,085,527)	466,233,374	431,836,507
S&P 500® Equal Weight Energy ETF	—	(39,695,377)	(101,133,291)	350,651,557	209,822,889
S&P 500® Equal Weight Financials ETF	79,419	(224,307)	(13,929,428)	305,218,830	291,144,514
S&P 500® Equal Weight Health Care ETF	333,629	34,940,063	(42,511,035)	714,082,341	706,844,998
S&P 500® Equal Weight Industrials ETF	12,540	5,290,809	(14,278,105)	254,725,026	245,750,270
S&P 500® Equal Weight Materials ETF	142,233	(9,800,269)	(13,475,742)	152,861,347	129,727,569
S&P 500® Equal Weight Real Estate ETF	—	484,839	(16,535)	36,674,749	37,143,053
S&P 500® Equal Weight Technology ETF	135,019	327,663,954	(61,232,573)	1,522,279,797	1,788,846,197
S&P 500® Equal Weight Utilities ETF	279,416	33,151,123	(24,145,366)	326,213,546	335,498,719
S&P MidCap 400® Equal Weight ETF	—	5,672,182	(18,178,221)	118,398,990	105,892,951
S&P SmallCap 600® Equal Weight ETF	94,710	(105,874)	(15,306,812)	51,605,276	36,287,300

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

The following table presents available capital loss carryforwards for each Fund as of April 30, 2019:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
S&P 500® Equal Weight ETF	$125,032,648	$721,081,850	$846,114,498
S&P 500® Equal Weight Communication Services ETF	—	—	—

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	Post-effective/no expiration
	Short-Term	Long-Term	Total*
S&P 500® Equal Weight Consumer Discretionary ETF	$1,979,498	$14,776,085	$16,755,583
S&P 500® Equal Weight Consumer Staples ETF	4,543,897	26,541,630	31,085,527
S&P 500® Equal Weight Energy ETF	26,053,807	75,079,484	101,133,291
S&P 500® Equal Weight Financials ETF	4,221,047	9,708,381	13,929,428
S&P 500® Equal Weight Health Care ETF	5,369,955	37,141,080	42,511,035
S&P 500® Equal Weight Industrials ETF	4,096,116	10,181,989	14,278,105
S&P 500® Equal Weight Materials ETF	2,634,884	10,840,858	13,475,742
S&P 500® Equal Weight Real Estate ETF	—	16,535	16,535
S&P 500® Equal Weight Technology ETF	27,996,715	33,235,858	61,232,573
S&P 500® Equal Weight Utilities ETF	9,062,824	15,082,542	24,145,366
S&P MidCap 400® Equal Weight ETF	8,137,255	10,040,966	18,178,221
S&P SmallCap 600® Equal Weight ETF	7,688,814	7,617,998	15,306,812

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Transactions

For the fiscal year ended April 30, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500® Equal Weight ETF	$2,851,474,405	$2,860,455,076
S&P 500® Equal Weight Communication Services ETF	3,617,336	1,112,764
S&P 500® Equal Weight Consumer Discretionary ETF	32,958,814	30,278,668
S&P 500® Equal Weight Consumer Staples ETF	91,183,757	87,657,838
S&P 500® Equal Weight Energy ETF	74,972,841	74,861,953
S&P 500® Equal Weight Financials ETF	60,951,971	62,299,720
S&P 500® Equal Weight Health Care ETF	166,172,708	159,778,348
S&P 500® Equal Weight Industrials ETF	67,456,569	68,590,549
S&P 500® Equal Weight Materials ETF	36,950,095	34,428,298
S&P 500® Equal Weight Real Estate ETF	2,952,176	2,932,814
S&P 500® Equal Weight Technology ETF	452,875,235	462,080,066
S&P 500® Equal Weight Utilities ETF	59,879,084	62,350,168
S&P MidCap 400® Equal Weight ETF	32,552,243	30,327,492
S&P SmallCap 600® Equal Weight ETF	12,451,567	13,563,700

For the fiscal year ended April 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500® Equal Weight ETF	$3,909,062,629	$3,558,589,990
S&P 500® Equal Weight Communication Services ETF	31,653,461	12,904,663
S&P 500® Equal Weight Consumer Discretionary ETF	102,646,193	82,882,684
S&P 500® Equal Weight Consumer Staples ETF	279,696,614	303,280,497
S&P 500® Equal Weight Energy ETF	276,128,878	274,321,473
S&P 500® Equal Weight Financials ETF	84,861,731	219,982,210
S&P 500® Equal Weight Health Care ETF	260,025,342	202,381,806
S&P 500® Equal Weight Industrials ETF	132,362,349	181,248,751
S&P 500® Equal Weight Materials ETF	48,540,299	102,046,998
S&P 500® Equal Weight Real Estate ETF	24,580,029	7,116,900
S&P 500® Equal Weight Technology ETF	781,628,023	889,318,913
S&P 500® Equal Weight Utilities ETF	234,446,145	69,137,984
S&P MidCap 400® Equal Weight ETF	13,104,820	18,756,717
S&P SmallCap 600® Equal Weight ETF	12,059,782	4,139,188

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Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes. At April 30, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500® Equal Weight ETF	$3,361,627,740	$(652,971,499)	$2,708,656,241	$13,467,937,767
S&P 500® Equal Weight Communication Services ETF	845,490	(208,782)	636,708	22,198,564
S&P 500® Equal Weight Consumer Discretionary ETF	8,228,104	(8,595,060)	(366,956)	116,740,365
S&P 500® Equal Weight Consumer Staples ETF	36,073,398	(40,046,570)	(3,973,172)	446,493,370
S&P 500® Equal Weight Energy ETF	5,400,501	(45,095,878)	(39,695,377)	249,363,577
S&P 500® Equal Weight Financials ETF	19,572,675	(19,796,982)	(224,307)	291,278,817
S&P 500® Equal Weight Health Care ETF	105,298,629	(70,358,566)	34,940,063	671,705,719
S&P 500® Equal Weight Industrials ETF	19,393,394	(14,102,585)	5,290,809	242,529,900
S&P 500® Equal Weight Materials ETF	6,539,047	(16,339,316)	(9,800,269)	148,326,320
S&P 500® Equal Weight Real Estate ETF	2,111,004	(1,626,165)	484,839	36,666,970
S&P 500® Equal Weight Technology ETF	368,444,307	(40,780,353)	327,663,954	1,461,507,005
S&P 500® Equal Weight Utilities ETF	35,341,791	(2,190,668)	33,151,123	302,089,846
S&P MidCap 400® Equal Weight ETF	13,998,165	(8,325,983)	5,672,182	104,348,298
S&P SmallCap 600® Equal Weight ETF	4,688,312	(4,794,186)	(105,874)	38,479,053

NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income, undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® Equal Weight ETF	$—	$(1,236,401,793)	$1,236,401,793
S&P 500® Equal Weight Communication Services ETF	—	(911,047)	911,047
S&P 500® Equal Weight Consumer Discretionary ETF	—	(8,686,266)	8,686,266
S&P 500® Equal Weight Consumer Staples ETF	—	(30,214,549)	30,214,549
S&P 500® Equal Weight Energy ETF	267,892	(13,880,940)	13,613,048
S&P 500® Equal Weight Financials ETF	—	(20,518,152)	20,518,152
S&P 500® Equal Weight Health Care ETF	—	(55,105,090)	55,105,090
S&P 500® Equal Weight Industrials ETF	—	(13,528,477)	13,528,477
S&P 500® Equal Weight Materials ETF	—	864,997	(864,997)
S&P 500® Equal Weight Real Estate ETF	79,413	(778,759)	699,346
S&P 500® Equal Weight Technology ETF	—	(248,227,441)	248,227,441
S&P 500® Equal Weight Utilities ETF	—	(9,300,076)	9,300,076
S&P MidCap 400® Equal Weight ETF	30,617	(5,432,443)	5,401,826
S&P SmallCap 600® Equal Weight ETF	—	(599,799)	599,799

NOTE 9—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected.

Obligations under the Plan represent unsecured claims against the general assets of the Funds.

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NOTE 10—Capital

Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 Shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

107

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Equal Weight ETF, Invesco S&P 500® Equal Weight Communication Services ETF, Invesco S&P 500® Equal Weight Consumer Discretionary ETF, Invesco S&P 500® Equal Weight Consumer Staples ETF, Invesco S&P 500® Equal Weight Energy ETF, Invesco S&P 500® Equal Weight Financials ETF, Invesco S&P 500® Equal Weight Health Care ETF, Invesco S&P 500® Equal Weight Industrials ETF, Invesco S&P 500® Equal Weight Materials ETF, Invesco S&P 500® Equal Weight Real Estate ETF, Invesco S&P 500® Equal Weight Technology ETF, Invesco S&P 500® Equal Weight Utilities ETF, Invesco S&P MidCap 400® Equal Weight ETF and Invesco S&P SmallCap 600® Equal Weight ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (fourteen of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for the period November 5, 2018 (commencement of investment operations) through April 30, 2019) and the statements of changes in net assets and the financial highlights for the year ended April 30, 2019 and for the six months ended April 30, 2018 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for the period November 5, 2018 (commencement of investment operations) through April 30, 2019), including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year then ended (or for Invesco S&P 500® Equal Weight Communication Services ETF, for the period November 5, 2018 (commencement of investment operations) through April 30, 2019) and the changes in each of their net assets and the financial highlights for the year ended April 30, 2019 and for the six months ended April 30, 2018 (or for Invesco S&P 500® Equal Weight Communication Services ETF, for the period November 5, 2018 (commencement of investment operations) through April 30, 2019) in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500® Equal Weight ETF	Guggenheim S&P 500® Equal Weight ETF
Invesco S&P 500® Equal Weight Communication Services ETF	—
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	Guggenheim S&P 500® Equal Weight Consumer Discretionary ETF
Invesco S&P 500® Equal Weight Consumer Staples ETF	Guggenheim S&P 500® Equal Weight Consumer Staples ETF
Invesco S&P 500® Equal Weight Energy ETF	Guggenheim S&P 500® Equal Weight Energy ETF
Invesco S&P 500® Equal Weight Financials ETF	Guggenheim S&P 500® Equal Weight Financials ETF
Invesco S&P 500® Equal Weight Health Care ETF	Guggenheim S&P 500® Equal Weight Health Care ETF
Invesco S&P 500® Equal Weight Industrials ETF	Guggenheim S&P 500® Equal Weight Industrials ETF
Invesco S&P 500® Equal Weight Materials ETF	Guggenheim S&P 500® Equal Weight Materials ETF
Invesco S&P 500® Equal Weight Real Estate ETF	Guggenheim S&P 500® Equal Weight Real Estate ETF
Invesco S&P 500® Equal Weight Technology ETF	Guggenheim S&P 500® Equal Weight Technology ETF
Invesco S&P 500® Equal Weight Utilities ETF	Guggenheim S&P 500® Equal Weight Utilities ETF
Invesco S&P MidCap 400® Equal Weight ETF	Guggenheim S&P MidCap 400® Equal Weight ETF
Invesco S&P SmallCap 600® Equal Weight ETF	Guggenheim S&P SmallCap 600® Equal Weight ETF

The financial statements of the Predecessor Funds listed in the table above as of and for the year ended October 31, 2017 and the financial highlights for each of the periods ended on or prior to October 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report, dated December 21, 2017, expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

108

Report of Independent Registered Public Accounting Firm (continued)

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2019

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

109

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period		Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Equal Weight ETF (RSP)
Actual	$1,000.00	$1,104.10	0.20%		$1.04
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20		1.00
Invesco S&P 500® Equal Weight Communication Services ETF (EWCO)
Actual	1,000.00	1,000.80	0.40	(2)	1.94	(3)
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	(2)	2.01	(3)
Invesco S&P 500® Equal Weight Consumer Discretionary ETF (RCD)
Actual	1,000.00	1,106.10	0.40		2.09
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40		2.01
Invesco S&P 500® Equal Weight Consumer Staples ETF (RHS)
Actual	1,000.00	1,064.90	0.40		2.05
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40		2.01
Invesco S&P 500® Equal Weight Energy ETF (RYE)
Actual	1,000.00	981.10	0.40		1.96
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40		2.01
Invesco S&P 500® Equal Weight Financials ETF (RYF)
Actual	1,000.00	1,097.30	0.40		2.08
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40		2.01

110

Calculating your ongoing Fund expenses (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Equal Weight Health Care ETF (RYH)
Actual	$1,000.00	$1,038.40	0.40%	$2.02
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Industrials ETF (RGI)
Actual	1,000.00	1,138.20	0.40	2.12
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Materials ETF (RTM)
Actual	1,000.00	1,101.00	0.40	2.08
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Real Estate ETF (EWRE)
Actual	1,000.00	1,128.70	0.40	2.11
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Technology ETF (RYT)
Actual	1,000.00	1,192.00	0.40	2.17
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P 500® Equal Weight Utilities ETF (RYU)
Actual	1,000.00	1,102.30	0.40	2.09
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P MidCap 400® Equal Weight ETF (EWMC)
Actual	1,000.00	1,077.50	0.40	2.06
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01
Invesco S&P SmallCap 600® Equal Weight ETF (EWSC)
Actual	1,000.00	1,025.90	0.40	2.01
Hypothetical (5% return before expenses)	1,000.00	1,022.81	0.40	2.01

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

(2)

The actual ending account value is based on the actual total return of the Fund for the period November 5, 2018 (commencement of investment operations) through April 30, 2019, after actual expenses and will differ from the hypothetical ending account value which is based on the Fund’s expense ratio and a hypothetical annual return of 5% before expenses.

(3)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the period November 5, 2018 (commencement of investment operations) to April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 177/365. Hypothetical expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365.

111

Tax Information

Form 1099-DIV, Form 1042-S and other year-end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2019:

	Qualified Business Income*	Qualified Dividend Income*	Corporate Dividends Received Deduction*	Long Term Capital Gains
Invesco S&P 500® Equal Weight ETF	0%	100%	99%	—
Invesco S&P 500® Equal Weight Communication Services ETF	0%	78%	78%	—
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	0%	100%	100%	—
Invesco S&P 500® Equal Weight Consumer Staples ETF	0%	100%	100%	—
Invesco S&P 500® Equal Weight Energy ETF	0%	100%	100%	—
Invesco S&P 500® Equal Weight Financials ETF	0%	100%	100%	—
Invesco S&P 500® Equal Weight Health Care ETF	0%	100%	100%	—
Invesco S&P 500® Equal Weight Industrials ETF	0%	100%	100%	—
Invesco S&P 500® Equal Weight Materials ETF	0%	100%	100%	—
Invesco S&P 500® Equal Weight Real Estate ETF	70%	9%	0%	441,054
Invesco S&P 500® Equal Weight Technology ETF	0%	100%	100%	—
Invesco S&P 500® Equal Weight Utilities ETF	0%	100%	100%	—
Invesco S&P MidCap 400® Equal Weight ETF	0%	99%	99%	—
Invesco S&P SmallCap 600® Equal Weight ETF	0%	100%	99%	—

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

112

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None.

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club For Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

113

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	241	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

114

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco North American Holdings, Inc.; Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008–2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	241	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

115

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

116

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

117

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

118

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 24 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-

119

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

managed funds. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all other operating expenses of each Fund, except that each Fund pays its own distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF (The Trustees noted that prior to July 1, 2018, the Fund’s annual unitary advisory fee was 0.75%.);

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF (The Trustees noted that prior to September 24, 2018, the Fund’s annual unitary advisory fee was 0.30%.); and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF		X	X

120

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF		X	X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

121

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST1-AR-2	invesco.com/ETFs

Invesco Annual Report to Shareholders

April 30, 2019

RPG	Invesco S&P 500® Pure Growth ETF

RPV	Invesco S&P 500® Pure Value ETF

XLG	Invesco S&P 500® Top 50 ETF

RFG	Invesco S&P MidCap 400® Pure Growth ETF

RFV	Invesco S&P MidCap 400® Pure Value ETF

RZG	Invesco S&P SmallCap 600® Pure Growth ETF

RZV	Invesco S&P SmallCap 600® Pure Value ETF

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Funds’ shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports from your financial intermediary, such as a broker-dealer or bank. Instead, the reports will be made available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. If you hold accounts through a financial intermediary, you may contact your financial intermediary to enroll in electronic delivery. Please note that not all financial intermediaries may offer this service.

You may elect to receive all future reports in paper free of charge. If you hold accounts through a financial intermediary, you can follow the instructions included with this disclosure, if applicable, or contact your financial intermediary to request that you continue to receive paper copies of your shareholder reports. Please note that not all financial intermediaries may offer this service. Your election to receive reports in paper will apply to all funds held with your financial intermediary.

2

The Market Environment

Domestic Equity

The fiscal year proved to be an increasingly volatile time for U.S. equities. Throughout the summer, U.S. equities moved higher as corporate profits surged amid the benefit of corporate tax cuts and improving global economic growth. Several U.S. equity indexes reached new highs despite potential headwinds, including trade tensions, tariff announcements and contagion concerns over a Turkish currency crisis. After a relatively quiet summer, market volatility noticeably rose in October 2018, as U.S. equity markets suffered a sharp sell-off through year-end 2018, amid ongoing trade concerns between the U.S. and China, fears of a global economic slowdown and lower oil prices from a supply glut, with oil prices plummeting from near $75 per barrel in early October 2018 to around $45 per barrel in late December 2018.1 In this environment, there was a flight to safety, as investors fled to defensive areas of the markets, such as health care, utilities and U.S. Treasuries.

Given signs of a strong economy, the U.S. Federal Reserve (the “Fed”) raised interest rates three times during the fiscal year: in June, September and December 2018. Following December’s Fed meeting, the Fed raised interest rates by 25 basis points to a targeted range of 2.25% to 2.50%, which signaled a slightly more dovish stance than expected.2 In contrast, the European Central Bank and central banks in several other countries maintained extraordinarily accommodative monetary policies.

Equity markets rebounded at the start of 2019, fueled by optimism about a potential U.S.-China trade deal and the Fed’s indication that there would be no interest rate hikes in 2019, a surprising shift in monetary policy. The Fed’s more accommodative stance provided a supportive environment for equities and fixed income, even as U.S. economic data were mixed and overseas growth appeared to be slowing. By the end of the fiscal year, the U.S. equity market generally recovered the losses from fourth quarter 2018, backed by improving investor sentiment, low unemployment and a growing economy.

[1]	Source: Bloomberg
[2]	Source: U.S. Federal Reserve

3

RPG	Manager’s Analysis
Invesco S&P 500® Pure Growth ETF (RPG)

As an index fund, the Invesco S&P 500® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index. The Index includes securities that exhibit the strongest growth characteristics as measured using three factors: three-year sales per share growth, three-year ratio of earnings per share change to price per share, and momentum (12-month percentage price change) as selected by S&P DJI strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 9.71%. On a net asset value (“NAV”) basis, the Fund returned 9.79%. During the same time period, the Index returned 10.22%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P 500® Growth Index (the “Benchmark Index”) returned 16.94%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 295 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of growth style of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight exposure to and stock selection in the information technology and consumer discretionary sectors.

For the fiscal year ended April 30, 2019, the industrials sector contributed most significantly to the Fund’s return, followed by the energy and information technology sectors, respectively. The financials sector was the only detracting sector from the Fund’s return.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019 included Keysight Technologies Inc., an information technology company (portfolio average weight of 0.76%) and Ulta Beauty Inc., a consumer discretionary company (portfolio average weight of 0.74%). Positions that detracted most significantly from the Fund’s return during this period included NVIDIA Corp., an information technology company (no longer held at fiscal year-end) and IPG Photonics Corp., an information technology company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	23.5
Health Care	14.6
Industrials	13.2
Consumer Discretionary	10.7
Energy	10.1
Consumer Staples	7.6
Communication Services	6.7
Financials	5.5
Utilities	3.7
Sector Types Each Less Than 3%	4.4
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Keysight Technologies, Inc.	2.3
Ulta Beauty, Inc.	2.3
Devon Energy Corp.	2.1
CSX Corp.	2.0
Netflix, Inc.	2.0
Autodesk, Inc.	2.0
salesforce.com, inc.	1.8
Thermo Fisher Scientific, Inc.	1.7
Vertex Pharmaceuticals, Inc.	1.5
SVB Financial Group	1.5
Total	19.2

*	Excluding money market fund holdings.

4

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Pure Growth Index	10.22%	15.77%	55.15%	11.71%	73.96%	18.04%	425.31%	10.93%	291.81%
S&P 500® Growth Index	16.94	17.93	64.03	14.18	94.09	16.69	368.14	10.35	265.60
Fund
NAV Return	9.79	15.34	53.44	11.31	70.84	17.60	405.81	10.53	273.75
Market Price Return	9.71	15.37	53.56	11.33	70.99	17.59	405.51	10.54	273.82

Guggenheim S&P 500® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

5

RPV	Manager’s Analysis
Invesco S&P 500® Pure Value ETF (RPV)

As an index fund, the Invesco S&P 500® Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P & DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which is composed of a subset of securities from the S&P 500® Index. The Index includes securities that exhibit the strongest value characteristics as measured using three factors: book to value price ratio, earnings to price ratio, and sales to price ratio, as selected by S&P DJI strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 2.33%. On a net asset value (“NAV”) basis, the Fund returned 2.37%. During the same time period, the Index returned 2.70%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income from the securities lending program in which the Fund participates.

During this same time period, the S&P 500® Value Index (the “Benchmark Index”) returned 9.75%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 380 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of value style of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the information technology sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight exposure to and stock selection in the information technology sector as well as stock selection in the consumer discretionary sector.

For the fiscal year ended April 30, 2019, the financials sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and information technology sectors, respectively. The energy sector detracted most significantly to the

Fund’s return, followed by the communication services and health care sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Envision Healthcare Corp., a health care company (no longer held at fiscal year-end) and Coty Inc., Class A., a consumer staples company (portfolio average weight of 0.74%). Positions that detracted most significantly from the Fund’s return during this period included PG&E Corp., a utilities company (no longer held at fiscal year-end) and CenturyLink, Inc., a communication services company (portfolio average weight of 2.33%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Financials	33.9
Consumer Discretionary	16.6
Energy	11.0
Consumer Staples	8.8
Industrials	7.9
Health Care	6.1
Information Technology	5.9
Communication Services	3.6
Materials	3.2
Sector Types Each Less Than 3%	2.9
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Ford Motor Co.	2.4
Prudential Financial, Inc.	2.1
Valero Energy Corp.	2.0
Baker Hughes, a GE Co., Class A	1.9
MetLife, Inc.	1.8
Lennar Corp., Class A	1.7
Coty, Inc., Class A	1.7
Unum Group	1.7
Lincoln National Corp.	1.6
Jefferies Financial Group, Inc.	1.5
Total	18.4

*	Excluding money market fund holdings.

6

Invesco S&P 500® Pure Value ETF (RPV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P 500® Pure Value Index	2.70%	11.06%	36.99%	7.38%	42.79%	18.33%	438.34%	8.91%	207.40%
S&P 500® Value Index	9.75	11.34	38.04	8.66	51.48	13.75	262.82	6.91	140.88
Fund
NAV Return	2.37	10.68	35.57	7.03	40.44	17.83	415.82	8.45	190.95
Market Price Return	2.33	10.70	35.65	7.02	40.42	17.66	408.66	8.45	191.09

Guggenheim S&P 500® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

7

XLG	Manager’s Analysis
Invesco S&P 500® Top 50 ETF (XLG)

As an index fund, the Invesco S&P 500® Top 50 ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P 500® Top 50 Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index, which includes 50 of the largest capitalization members of the S&P 500® Index. The Index’s components are weighted by float-adjusted market capitalization. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 15.50%. On a net asset value (“NAV”) basis, the Fund returned 15.64%. During the same time period, the Index returned 15.85%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred.

During this same time period, the S&P 100® Index (the “Benchmark Index”) returned 14.85%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 100 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of major blue chip companies.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an index that employs a different stock universe selection process.

Relative to the Benchmark Index, the Fund was most overweight in the information technology sector and most underweight in the utilities sector during the fiscal year ended April 30, 2019. The majority of the Fund’s outperformance relative to the Benchmark Index during that period can be attributed to the Fund’s underweight exposure to and stock selection in the industrials sector as well as the stock selection in the consumer staples sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and consumer staples sectors, respectively. The materials sector detracted most significantly from the Fund’s return, followed by the energy sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019 included Microsoft Corp., an information technology company (portfolio average weight of 7.11%) and Apple Inc., an information technology company

(portfolio average weight of 7.72%). Positions that detracted most significantly from the Fund’s return during this period included NVIDIA Corp., an information technology company (portfolio average weight of 0.91%) and Schlumberger NV, an energy company (portfolio average weight of 0.65%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	28.5
Communication Services	18.1
Financials	11.6
Health Care	11.1
Consumer Discretionary	10.1
Consumer Staples	8.2
Industrials	6.2
Energy	5.1
Materials	1.0
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Microsoft Corp.	8.1
Apple, Inc.	7.2
Amazon.com, Inc.	6.4
Facebook, Inc., Class A	3.7
Berkshire Hathaway, Inc., Class B	3.4
JPMorgan Chase & Co.	3.1
Johnson & Johnson	3.0
Alphabet, Inc., Class C	2.9
Alphabet, Inc., Class A	2.9
Exxon Mobil Corp.	2.7
Total	43.4

*	Excluding money market fund holdings.

8

Invesco S&P 500® Top 50 ETF (XLG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
Blended—S&P 500® Top 50 Index	15.85%	15.98%	55.99%	12.54%	80.52%	14.88%	300.40%	8.65%	219.12%
S&P 100® Index	14.85	15.05	52.29	11.77	74.41	14.95	302.91	8.70	221.13
Fund
NAV Return	15.64	15.74	55.03	12.32	78.77	14.62	291.47	8.44	210.55
Market Price Return	15.50	15.74	55.04	12.32	78.79	14.63	291.60	8.44	210.60

Guggenheim S&P 500® Top 50 ETF (the “Predecessor Fund”) Inception: May 4, 2005

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.20%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Blended-Index and Benchmark Index performance results are based upon a hypothetical investment in their respective constituent securities.

Blended-Index and Benchmark Index returns do not represent Fund returns. An investor cannot invest directly in an index. The Blended-Index and Benchmark Index do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-

The Blended—S&P 500® Top 50 Index performance is comprised of the performance of the Russell Top 50® Mega Cap Index, the Fund’s previous underlying index, prior to the conversion date, January 26, 2016, followed by the performance of the Index, starting from the conversion date through April 30, 2019.

-	Average Annualized and Cumulative Inception returns for the Fund, Blended-Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

9

RFG	Manager’s Analysis
Invesco S&P MidCap 400® Pure Growth ETF (RFG)

As an index fund, the Invesco S&P MidCap 400® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. The Index is comprised only of those S&P MidCap 400® companies with strong growth characteristics as measured using three factors: three-year sales per share growth, three-year ratio of earnings per share change to price per share, and momentum (12-month percentage price change) as selected by S&P DJI strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (1.07)%. On a net asset value (“NAV”) basis, the Fund returned (1.05)%. During the same time period, the Index returned (0.73)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred during the period, partially offset by income from the securities lending program in which the Fund participates.

During this same time period, the S&P MidCap 400® Growth Index (the “Benchmark Index”) returned 6.25%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 240 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of growth style of the mid-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the real estate sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and stock selection in the consumer discretionary sector as well stock selection in the health care sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the energy and industrials sectors, respectively. The consumer discretionary sector detracted most significantly from the Fund’s return, followed by the health care and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019, included Eldorado Resorts Inc., a consumer discretionary company (portfolio average weight of 1.39%) and ABIOMED, Inc,. a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Dycom Industries, Inc., an industrials company (no longer held at fiscal year-end) and MKS Instruments, Inc., a consumer staples company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Information Technology	18.1
Consumer Discretionary	17.3
Health Care	16.8
Financials	9.5
Energy	9.1
Industrials	8.2
Real Estate	6.5
Communication Services	5.4
Materials	4.3
Sector Types Each Less Than 3%	4.7
Money Market Funds Plus Other Assets Less Liabilities	0.1

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Eldorado Resorts, Inc.	3.0
Amedisys, Inc.	2.2
Primerica, Inc.	2.1
Churchill Downs, Inc.	2.0
Allegheny Technologies, Inc.	2.0
Globus Medical, Inc., Class A	1.8
Murphy Oil Corp.	1.8
Deckers Outdoor Corp.	1.8
World Wrestling Entertainment, Inc., Class A	1.7
LiveRamp Holdings, Inc.	1.7
Total	20.1

*	Excluding money market fund holdings.

10

Invesco S&P MidCap 400® Pure Growth ETF (RFG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400 Pure Growth Index	(0.73)%	8.86%	29.02%	6.12%	34.58%	14.52%	287.95%	9.22%	219.14%
S&P MidCap 400® Growth Index	6.25	12.87	43.78	10.14	62.06	15.49	322.14	9.36	224.69
Fund
NAV Return	(1.05)	8.49	27.68	5.77	32.41	14.16	276.10	8.86	205.77
Market Price Return	(1.07)	8.55	27.90	5.82	32.69	14.18	276.63	8.87	206.01

Guggenheim S&P MidCap 400® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes	Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

11

RFV	Manager’s Analysis
Invesco S&P MidCap 400® Pure Value ETF (RFV)

As an index fund, the Invesco S&P MidCap 400® Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P MidCap 400® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Provider”) compiles, maintains and calculates the Index. The Index is comprised only of those S&P MidCap 400® companies with strong value characteristics as measured using three factors: book to value price ratio, earnings to price ratio, and sales to price ratio as selected by S&P DJI, strictly in accordance with its guidelines and mandated procedures. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 7.25%. On a net asset value (“NAV”) basis, the Fund returned 7.25%. During the same time period, the Index returned 7.62%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P MidCap 400® Value Index (the “Benchmark Index”) returned 7.83%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 290 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a representation of value style of the mid-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the real estate sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to the energy sector, as well as the underweight exposure to and stock selection in the real estate sector.

For the fiscal year ended April 30, 2019, the industrials sector contributed most significantly to the Fund’s return, followed by the information technology and consumer staples sectors,

respectively. The energy sector detracted most significantly from the Fund’s return, followed by the materials sector.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019 included Genworth Financial, Inc., Class A, a financials company (no longer held at fiscal year-end) and LifePoint Health, Inc., a health care company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included United States Steel Corp., a materials company (position average weight of 1.71%) and QEP Resources, Inc., an energy company (no longer held at fiscal year-end).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Consumer Discretionary	25.0
Industrials	18.3
Financials	16.4
Information Technology	11.2
Materials	10.3
Energy	9.1
Real Estate	3.6
Sector Types Each Less Than 3%	6.1
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Bed Bath & Beyond, Inc.	3.0
KB Home	2.4
Ryder System, Inc.	2.3
Goodyear Tire & Rubber Co. (The)	2.2
McDermott International, Inc.	2.2
AutoNation, Inc.	2.1
Dana, Inc.	2.1
SYNNEX Corp.	2.1
Tech Data Corp.	2.1
World Fuel Services Corp.	2.0
Total	22.5

*	Excluding money market fund holdings.

12

Invesco S&P MidCap 400® Pure Value ETF (RFV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P MidCap 400® Pure Value Index	7.62%	11.40%	38.25%	8.16%	47.99%	16.14%	346.34%	8.36%	187.80%
S&P MidCap 400® Value Index	7.83	11.41	38.28	8.58	50.91	14.65	292.38	8.25	183.92
Fund
NAV Return	7.25	11.06	37.00	7.81	45.62	15.66	328.35	7.95	173.73
Market Price Return	7.25	11.26	37.72	7.86	46.01	15.65	327.92	7.96	173.98

Guggenheim S&P MidCap 400® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

13

RZG	Manager’s Analysis
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

As an index fund, the Invesco S&P SmallCap 600® Pure Growth ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Growth Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI” or the “Index Providers”), compiles, maintains and calculates the Index, which is comprised of those S&P SmallCap 600® companies with strong growth characteristics selected by S&P DJI. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned 1.26%. On a net asset value (“NAV”) basis, the Fund returned 1.43%. During the same time period, the Index returned 1.84%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, as well as trading costs associated with portfolio rebalances during the period.

During this same time period, the S&P SmallCap 600® Growth Index (the “Benchmark Index”) returned 7.00%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 335 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of growth style of the small-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the health care sector and most underweight in the industrials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s overweight exposure to and stock selection in the information technology sector as well as stock selection in the health care sector.

For the fiscal year ended April 30, 2019, the energy sector contributed most significantly to the Fund’s return, followed by the consumer discretionary and real estate sectors, respectively. The health care sector detracted most significantly from the Fund’s return, followed by the information technology and financials sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019 included Avon Products, Inc., a consumer staples company (portfolio average weight of 0.55%) and World Wrestling Entertainment, Inc., Class A, a communication services company (no longer held at fiscal year-end). Positions that detracted most significantly from the Fund’s return during this period included Cutera, Inc., a health care company (no longer held at fiscal year-end) and Ascena Retail Group, Inc., a consumer discretionary company (portfolio average weight of 0.39%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Health Care	20.1
Consumer Discretionary	16.6
Information Technology	12.0
Industrials	12.0
Financials	10.6
Energy	10.1
Real Estate	6.3
Consumer Staples	4.8
Communication Services	4.0
Materials	3.5
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Avon Products, Inc.	2.0
NeoGenomics, Inc.	1.7
Renewable Energy Group, Inc.	1.6
Shake Shack, Inc., Class A	1.5
Innovative Industrial Properties, Inc.	1.3
KEMET Corp.	1.3
ProPetro Holding Corp.	1.3
Medifast, Inc.	1.3
Perficient, Inc.	1.2
Iridium Communications, Inc.	1.2
Total	14.4

*	Excluding money market fund holdings.

14

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Growth Index	1.84%	14.30%	49.35%	9.51%	57.47%	15.81%	333.88%	9.27%	221.43%
S&P SmallCap 600® Growth Index	7.00	15.28	53.21	11.24	70.32	16.53	361.73	9.58	233.52
Fund
NAV Return	1.43	13.99	48.13	9.20	55.25	15.42	319.71	8.99	210.65
Market Price Return	1.26	14.02	48.24	9.28	55.86	15.42	319.68	8.99	210.63

Guggenheim S&P SmallCap 600® Pure Growth ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

15

RZV	Manager’s Analysis
Invesco S&P SmallCap 600® Pure Value ETF (RZV)

As an index fund, the Invesco S&P SmallCap 600® Pure Value ETF (the “Fund”) is passively managed and seeks to track the returns of an underlying index. The Fund seeks to track the investment results (before fees and expenses) of the S&P SmallCap 600® Pure Value Index (the “Index”). The Fund generally will invest at least 90% of its total assets in the securities that comprise the Index.

Strictly in accordance with its guidelines and mandated procedures, S&P Dow Jones Indices LLC (“S&P DJI”) or the Index Providers”), compiles, maintains and calculates the Index, which is comprised of those S&P SmallCap 600® companies with strong value characteristics selected by S&P DJI. The Fund generally invests in all of the securities comprising the Index in proportion to their weightings in the Index.

For the fiscal year ended April 30, 2019, on a market price basis, the Fund returned (4.28)%. On a net asset value (“NAV”) basis, the Fund returned (4.27)%. During the same time period, the Index returned (3.98)%. During the fiscal year, the Fund fully replicated the components of the Index; therefore, the Fund’s performance, on a NAV basis, differed from the return of the Index primarily due to fees and operating expenses that the Fund incurred, partially offset by income from the securities lending program in which the Fund participates.

During this same time period, the S&P SmallCap 600® Value Index (the “Benchmark Index”) returned 2.16%. The Benchmark Index is an unmanaged index weighted by market capitalization based on the average performance of approximately 450 equity securities. The Benchmark Index was selected for its recognition in the marketplace, and its performance comparison is a useful measure for investors as a broad representation of value style of the small-cap segment of the U.S. equity universe.

The performance of the Fund differed from the Benchmark Index because the Fund seeks to track an Index that employs a proprietary stock selection and weighting methodology, whereas the Benchmark Index selects and weights stocks based primarily on market capitalization.

Relative to the Benchmark Index, the Fund was most overweight in the consumer discretionary sector and most underweight in the financials sector during the fiscal year ended April 30, 2019. The majority of the Fund’s underperformance relative to the Benchmark Index during that period can be attributed to the Fund’s stock selection in the consumer discretionary sector as well as stock selection in the consumer staples sector.

For the fiscal year ended April 30, 2019, the information technology sector contributed most significantly to the Fund’s return, followed by the materials and industrials sectors, respectively. The energy sector detracted most significantly from the Fund’s return, followed by the health care and consumer discretionary sectors, respectively.

Positions that contributed most significantly to the Fund’s return for the fiscal year ended April 30, 2019 included Griffon Corp., an industrials company (portfolio average weight of 0.52%) and Ultra Clean Holdings, Inc., an information technology company (portfolio average weight of 0.51%). Positions that detracted most significantly from the Fund’s return during this period included Cloud Peak Energy Inc., an energy company (no longer held at fiscal year-end) and Owens & Minor, Inc., a health care company (portfolio average weight of 0.78%).

Sector Breakdown (% of the Fund’s Net Assets) as of April 30, 2019
Consumer Discretionary	33.9
Industrials	19.7
Materials	10.8
Information Technology	9.1
Energy	8.1
Financials	7.0
Consumer Staples	4.5
Health Care	3.7
Sector Types Each Less Than 3%	3.2
Money Market Funds Plus Other Assets Less Liabilities	0.0

Top Ten Fund Holdings* (% of the Fund’s Net Assets) as of April 30, 2019
Security
Griffon Corp.	1.7
Group 1 Automotive, Inc.	1.7
Sonic Automotive, Inc., Class A	1.6
William Lyon Homes, Class A	1.6
Hibbett Sports, Inc.	1.6
Ultra Clean Holdings, Inc.	1.6
American Axle & Manufacturing Holdings, Inc.	1.4
Century Communities, Inc.	1.4
M/I Homes, Inc.	1.4
PH Glatfelter Co.	1.3
Total	15.3

*	Excluding money market fund holdings.

16

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

Growth of a $10,000 Investment

Fund Performance History as of April 30, 2019

	1 Year	3 Years Average Annualized	3 Years Cumulative	5 Years Average Annualized	5 Years Cumulative	10 Years Average Annualized	10 Years Cumulative	Fund Inception
Index								Average Annualized	Cumulative
S&P SmallCap 600® Pure Value Index	(3.98)%	5.22%	16.48%	3.24%	17.26%	13.25%	247.16%	5.81%	110.24%
S&P SmallCap 600® Value Index	2.16	11.80	39.76	8.57	50.85	14.63	291.60	7.87	171.20
Fund
NAV Return	(4.27)	4.96	15.64	2.94	15.58	13.11	242.92	5.56	103.99
Market Price Return	(4.28)	4.99	15.73	2.98	15.83	13.13	243.40	5.57	104.20

Guggenheim S&P SmallCap 600® Pure Value ETF (the “Predecessor Fund”) Inception: March 1, 2006

Performance quoted above represents past performance. Past performance is not a guarantee of future results and current performance may be higher or lower than performance quoted. Investment returns and principal value will fluctuate, and shares of the Fund (“Fund Shares”), when redeemed or sold, may be worth more or less than their original cost. Fund performance reflects any applicable fee waivers and/or expense reimbursements. Had the adviser not waived fees and/or reimbursed expenses currently or in the past, returns would have been lower. See current prospectus for more information. According to the Fund’s current prospectus, the total annual operating expense ratio was indicated as 0.35%. The Financial Highlights section of the Shareholder Report presents the expense ratios based on expenses incurred during the period covered by this report. NAV and Market Price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and Market Price, respectively. The returns shown in the table above do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption or sale of Fund Shares. See invesco.com/ETFs to find the most recent month-end performance numbers.

Index and Benchmark Indexes performance results are based upon a hypothetical investment in their respective constituent securities. Index and Benchmark Indexes returns do not represent Fund returns. An investor cannot invest directly in an index. The Index and Benchmark Indexes do not charge management fees or brokerage expenses, and no such fees or expenses were deducted from the hypothetical performance shown. In addition, the results actual investors might have achieved would have differed from those shown because of differences in the timing, amounts of their investments, and fees and expenses associated with an investment in the Fund.

Notes Regarding Indexes and Fund Performance History:

-	Average Annualized and Cumulative Inception returns for the Fund, Index and Benchmark Index are based on the inception date of the Predecessor Fund.

-	Effective after the close of business on April 6, 2018, the Predecessor Fund was reorganized into the Fund. Returns shown are blended returns of the Predecessor Fund and the Fund.

17

Schedule of Investments(a)

Invesco S&P 500® Pure Growth ETF (RPG)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—6.7%
13,344	Alphabet, Inc., Class A(b)	$15,998,922
13,746	Alphabet, Inc., Class C(b)	16,336,846
117,220	Facebook, Inc., Class A(b)	22,670,348
150,828	Netflix, Inc.(b)	55,887,807
289,440	Take-Two Interactive Software, Inc.(b)	28,026,475
638,296	Twitter, Inc.(b)	25,474,394
448,747	Verizon Communications, Inc.	25,663,841

		190,058,633

	Consumer Discretionary—10.7%
9,684	Amazon.com, Inc.(b)	18,656,420
15,391	AutoZone, Inc.(b)	15,826,719
33,045	Chipotle Mexican Grill, Inc.(b)	22,736,282
194,672	Dollar General Corp.	24,546,192
215,082	Hilton Worldwide Holdings, Inc.	18,709,983
95,087	O’Reilly Automotive, Inc.(b)	35,997,086
416,590	TJX Cos., Inc. (The)	22,862,459
277,996	Tractor Supply Co.	28,772,586
183,819	Ulta Beauty, Inc.(b)	64,149,155
269,533	VF Corp.	25,446,610
242,515	Yum! Brands, Inc.	25,316,141

		303,019,633

	Consumer Staples—7.6%
492,692	Church & Dwight Co., Inc.	36,927,266
94,086	Clorox Co. (The)	15,028,357
149,683	Constellation Brands, Inc., Class A	31,683,401
646,629	Hormel Foods Corp.	25,826,362
525,327	Kellogg Co.	31,677,218
314,737	Lamb Weston Holdings, Inc.	22,047,327
178,761	McCormick & Co., Inc.	27,523,831
438,294	Monster Beverage Corp.(b)	26,122,322

		216,836,084

	Energy—10.1%
449,193	Anadarko Petroleum Corp.	32,723,710
867,227	Apache Corp.	28,540,441
645,377	ConocoPhillips	40,736,196
1,890,215	Devon Energy Corp.	60,751,510
387,390	Diamondback Energy, Inc.	41,214,422
625,804	HollyFrontier Corp.	29,869,625
1,792,248	Marathon Oil Corp.	30,539,906
393,450	Occidental Petroleum Corp.	23,166,336

		287,542,146

	Financials—5.5%
211,148	Cboe Global Markets, Inc.	21,454,748
190,247	First Republic Bank	20,093,888
397,680	Intercontinental Exchange, Inc.	32,351,268
68,222	S&P Global, Inc.	15,053,867
164,549	SVB Financial Group(b)	41,420,274
484,932	U.S. Bancorp	25,856,574

		156,230,619

	Health Care—14.6%
298,994	Abbott Laboratories	23,787,963
666,984	Boston Scientific Corp.(b)	24,758,446
333,446	Cerner Corp.(b)	22,157,487
534,396	DaVita, Inc.(b)	29,520,035

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
158,216	Edwards Lifesciences Corp.(b)	$27,857,091
216,071	Eli Lilly and Co.	25,288,950
141,702	HCA Healthcare, Inc.	18,028,745
78,398	Humana, Inc.	20,023,633
38,956	Illumina, Inc.(b)	12,154,272
43,057	Intuitive Surgical, Inc.(b)	21,986,196
161,867	Medtronic PLC	14,375,408
194,535	Merck & Co., Inc.	15,311,850
419,196	Pfizer, Inc.	17,023,549
176,688	Thermo Fisher Scientific, Inc.	49,022,086
245,694	Vertex Pharmaceuticals, Inc.(b)	41,517,372
112,891	WellCare Health Plans, Inc.(b)	29,165,390
192,161	Zimmer Biomet Holdings, Inc.	23,666,549

		415,645,022

	Industrials—13.2%
162,608	AMETEK, Inc.	14,337,147
39,064	Boeing Co. (The)	14,754,082
142,710	Cintas Corp.	30,988,050
717,817	CSX Corp.	57,159,768
241,079	Expeditors International of Washington, Inc.	19,146,494
339,064	Fastenal Co.	23,920,965
436,107	IHS Markit Ltd.(b)	24,971,487
196,152	Ingersoll-Rand PLC	24,050,197
42,745	Roper Technologies, Inc.	15,375,377
78,303	TransDigm Group, Inc.(b)	37,782,764
113,634	Union Pacific Corp.	20,117,763
121,143	W.W. Grainger, Inc.	34,162,326
366,754	Waste Management, Inc.	39,367,374
226,541	Xylem, Inc.	18,893,519

		375,027,313

	Information Technology—23.5%
90,690	Adobe, Inc.(b)	26,232,083
1,320,299	Advanced Micro Devices, Inc.(b)	36,479,861
259,321	Akamai Technologies, Inc.(b)	20,761,239
106,394	Alliance Data Systems Corp.	17,033,679
130,412	ANSYS, Inc.(b)	25,534,670
312,262	Autodesk, Inc.(b)	55,648,211
96,309	Automatic Data Processing, Inc.	15,832,237
63,981	Broadcom, Inc.	20,371,550
134,702	Broadridge Financial Solutions, Inc.	15,912,347
451,603	Cisco Systems, Inc.	25,267,188
182,183	Fidelity National Information Services, Inc.	21,120,475
322,296	Fortinet, Inc.(b)	30,108,892
172,253	Gartner, Inc.(b)	27,383,059
156,073	Global Payments, Inc.	22,797,583
125,812	Intuit, Inc.	31,586,361
737,647	Keysight Technologies, Inc.(b)	64,197,418
84,249	Mastercard, Inc., Class A	21,419,466
221,662	Motorola Solutions, Inc.	32,121,040
192,162	NetApp, Inc.	13,999,002
229,020	PayPal Holdings, Inc.(b)	25,826,585
133,445	Red Hat, Inc.(b)	24,357,716
313,070	salesforce.com, inc.(b)	51,766,125

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

18

Invesco S&P 500® Pure Growth ETF (RPG) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology (continued)
91,141	VeriSign, Inc.(b)	$17,995,791
206,872	Xilinx, Inc.	24,853,602

		668,606,180

	Materials—2.0%
150,557	Air Products and Chemicals, Inc.	30,983,125
138,405	Ecolab, Inc.	25,477,592

		56,460,717

	Real Estate—2.4%
457,576	Apartment Investment & Management Co.,
	Class A	22,585,952
479,095	HCP, Inc.	14,267,449
396,902	Welltower, Inc.	29,581,106

		66,434,507

	Utilities—3.7%
409,436	Ameren Corp.	29,794,658
102,956	NextEra Energy, Inc.	20,018,765
728,934	NRG Energy, Inc.	30,010,213
260,598	Pinnacle West Capital Corp.	24,827,171

		104,650,807

	Total Common Stocks & Other Equity Interests (Cost $2,325,596,627)	2,840,511,661

	Money Market Funds—0.0%
950,966	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $950,966)	950,966

	Total Investments in Securities (Cost $2,326,547,593)—100.0%	2,841,462,627

	Other assets less liabilities—0.0%	696,061

	Net Assets—100.0%	$2,842,158,688

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

19

Schedule of Investments(a)

Invesco S&P 500® Pure Value ETF (RPV)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—3.6%
257,683	AT&T, Inc.	$7,977,866
726,260	CenturyLink, Inc.	8,293,889
161,930	DISH Network Corp., Class A(b)	5,686,982
342,057	News Corp., Class A	4,248,348
109,603	News Corp., Class B	1,368,941
218,079	Viacom, Inc., Class B	6,304,664

		33,880,690

	Consumer Discretionary—16.6%
110,333	Best Buy Co., Inc.	8,209,879
153,346	BorgWarner, Inc.	6,405,262
52,232	Carnival Corp.	2,865,448
205,456	D.R. Horton, Inc.	9,103,755
47,085	Dollar Tree, Inc.(b)	5,239,619
2,148,746	Ford Motor Co.	22,454,396
199,889	Gap, Inc. (The)	5,213,105
360,956	General Motors Co.	14,059,236
125,813	Kohl’s Corp.	8,945,304
302,380	Lennar Corp., Class A	15,732,831
234,283	LKQ Corp.(b)	7,051,918
139,640	MGM Resorts International	3,718,613
69,253	Mohawk Industries, Inc.(b)	9,435,721
61,799	Norwegian Cruise Line Holdings Ltd.(b)	3,484,846
305,964	PulteGroup, Inc.	9,625,628
72,892	PVH Corp.	9,402,339
99,288	Target Corp.	7,686,877
38,688	Whirlpool Corp.	5,370,668

		154,005,445

	Consumer Staples—8.8%
304,889	Archer-Daniels-Midland Co.	13,598,049
1,434,277	Coty, Inc., Class A(c)	15,518,877
54,906	JM Smucker Co. (The)	6,733,123
180,512	Kraft Heinz Co. (The)	6,000,219
384,348	Kroger Co. (The)	9,908,492
149,300	Molson Coors Brewing Co., Class B	9,583,567
178,578	Tyson Foods, Inc., Class A	13,395,136
55,814	Walgreens Boots Alliance, Inc.	2,989,956
39,473	Walmart, Inc.	4,059,403

		81,786,822

	Energy—11.0%
739,317	Baker Hughes, a GE Co., Class A	17,758,394
40,621	Chevron Corp.	4,876,957
57,461	Helmerich & Payne, Inc.	3,362,618
248,025	Kinder Morgan, Inc.	4,928,257
194,295	Marathon Petroleum Corp.	11,826,737
275,149	National Oilwell Varco, Inc.	7,192,395
311,517	Noble Energy, Inc.	8,429,650
131,490	Phillips 66	12,395,562
523,719	TechnipFMC PLC (United Kingdom)	12,878,250
203,131	Valero Energy Corp.	18,415,857

		102,064,677

	Financials—33.9%
38,558	Affiliated Managers Group, Inc.	4,276,853
126,153	Aflac, Inc.	6,355,588
102,417	Allstate Corp. (The)	10,145,428

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
177,735	American International Group, Inc.	$8,454,854
114,598	Assurant, Inc.	10,886,810
217,058	Bank of America Corp.	6,637,634
92,713	Bank of New York Mellon Corp. (The)	4,604,128
70,771	BB&T Corp.	3,623,475
108,129	Capital One Financial Corp.	10,037,615
48,289	Chubb Ltd.	7,011,563
102,491	Citigroup, Inc.	7,246,114
294,688	Citizens Financial Group, Inc.	10,667,706
41,186	Everest Re Group, Ltd.	9,699,303
219,659	Fifth Third Bancorp	6,330,572
45,392	Goldman Sachs Group, Inc. (The)	9,347,121
188,693	Hartford Financial Services Group, Inc. (The)	9,870,531
243,133	Huntington Bancshares, Inc.	3,384,411
563,610	Invesco Ltd.(d)	12,382,512
693,931	Jefferies Financial Group, Inc.	14,274,161
255,357	KeyCorp	4,481,515
226,145	Lincoln National Corp.	15,088,394
256,168	Loews Corp.	13,138,857
367,974	MetLife, Inc.	16,974,641
184,821	Morgan Stanley	8,917,613
420,669	People’s United Financial, Inc.	7,273,367
30,395	PNC Financial Services Group, Inc. (The)	4,161,987
204,234	Principal Financial Group, Inc.	11,674,015
180,467	Prudential Financial, Inc.	19,077,167
46,606	Raymond James Financial, Inc.	4,267,711
345,744	Regions Financial Corp.	5,369,404
80,809	State Street Corp.	5,467,537
88,736	SunTrust Banks, Inc.	5,810,433
214,754	Synchrony Financial	7,445,521
43,688	Travelers Cos., Inc. (The)	6,280,150
416,513	Unum Group	15,377,660
78,717	Wells Fargo & Co.	3,810,690
96,063	Zions Bancorp. N.A.	4,738,788

		314,591,829

	Health Care—6.1%
52,894	Allergan PLC	7,775,418
110,003	AmerisourceBergen Corp.	8,223,824
13,832	Anthem, Inc.	3,638,231
191,315	Cardinal Health, Inc.	9,318,954
91,474	Centene Corp.(b)	4,716,399
115,058	CVS Health Corp.	6,256,854
27,806	Laboratory Corp. of America Holdings(b)	4,446,736
77,323	McKesson Corp.	9,220,768
130,002	Mylan N.V.(b)	3,508,754

		57,105,938

	Industrials—7.9%
57,646	Alaska Air Group, Inc.	3,568,287
149,934	American Airlines Group, Inc.	5,124,744
164,070	Arconic, Inc.	3,524,224
53,638	Delta Air Lines, Inc.	3,126,559
353,425	Fluor Corp.	14,041,575
118,622	Jacobs Engineering Group, Inc.	9,245,399
180,561	Johnson Controls International PLC	6,771,037
76,144	PACCAR, Inc.	5,457,240

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

20

Invesco S&P 500® Pure Value ETF (RPV) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
342,731	Quanta Services, Inc.	$13,914,879
59,788	Textron, Inc.	3,168,764
58,265	United Continental Holdings, Inc.(b)	5,177,428

		73,120,136

	Information Technology—5.9%
143,369	DXC Technology Co.	9,425,078
797,555	Hewlett Packard Enterprise Co.	12,609,344
133,485	HP, Inc.	2,663,026
174,030	Micron Technology, Inc.(b)	7,319,702
238,097	Western Digital Corp.	12,171,519
306,829	Xerox Corp.	10,235,815

		54,424,484

	Materials—3.2%
24,964	Dow, Inc.(b)	1,416,208
73,848	DowDuPont, Inc.	2,839,455
108,268	International Paper Co.	5,068,025
40,199	LyondellBasell Industries N.V., Class A	3,546,758
114,348	Nucor Corp.	6,525,840
267,502	WestRock Co.	10,266,727

		29,663,013

	Real Estate—0.4%
224,758	Kimco Realty Corp.	3,908,542

	Utilities—2.5%
116,186	CenterPoint Energy, Inc.	3,601,766
41,897	Consolidated Edison, Inc.	3,609,845
34,036	Duke Energy Corp.	3,101,360
64,288	Edison International	4,099,646
49,180	Evergy, Inc.	2,843,588
125,316	Exelon Corp.	6,384,850

		23,641,055

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $870,418,991)—99.9%	928,192,631

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—1.6%
10,870,812	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(e)(f)	10,870,812
3,622,519	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(e)(f)	3,623,606

	Total Money Market Funds (Cost $14,494,418)	14,494,418

	Total Investments in Securities (Cost $884,913,409)—101.5%	942,687,049

	Other assets less liabilities—(1.5)%	(13,803,581)

	Net Assets—100.0%	$928,883,468

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)	Affiliated company. See Note 4.
(e)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(f)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

21

Schedule of Investments(a)

Invesco S&P 500® Top 50 ETF (XLG)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—18.1%
20,227	Alphabet, Inc., Class A(b)	$24,251,364
20,764	Alphabet, Inc., Class C(b)	24,677,599
492,049	AT&T, Inc.	15,233,838
305,050	Comcast Corp., Class A	13,278,827
161,180	Facebook, Inc., Class A(b)	31,172,212
29,496	Netflix, Inc.(b)	10,929,448
279,207	Verizon Communications, Inc.	15,967,848
117,955	Walt Disney Co. (The)	16,156,296

		151,667,432

	Consumer Discretionary—10.1%
27,872	Amazon.com, Inc.(b)	53,695,965
3,049	Booking Holdings, Inc.(b)	5,655,865
76,317	Home Depot, Inc. (The)	15,545,773
51,725	McDonald’s Corp.	10,219,308

		85,116,911

	Consumer Staples—8.2%
126,956	Altria Group, Inc.	6,897,520
259,948	Coca-Cola Co. (The)	12,753,049
94,865	PepsiCo, Inc.	12,147,463
105,050	Philip Morris International, Inc.	9,093,128
168,996	Procter & Gamble Co. (The)	17,994,694
96,205	Walmart, Inc.	9,893,722

		68,779,576

	Energy—5.1%
128,353	Chevron Corp.	15,410,061
286,236	Exxon Mobil Corp.	22,979,026
93,873	Schlumberger Ltd.	4,006,500

		42,395,587

	Financials—11.6%
606,950	Bank of America Corp.	18,560,531
131,365	Berkshire Hathaway, Inc., Class B(b)	28,468,109
158,854	Citigroup, Inc.	11,230,978
221,179	JPMorgan Chase & Co.	25,667,823
276,617	Wells Fargo & Co.	13,391,029

		97,318,470

	Health Care—11.1%
99,908	AbbVie, Inc.	7,931,696
42,147	Amgen, Inc.	7,557,800
179,920	Johnson & Johnson	25,404,704
90,837	Medtronic PLC	8,067,234
174,390	Merck & Co., Inc.	13,726,237
375,102	Pfizer, Inc.	15,232,892
64,826	UnitedHealth Group, Inc.	15,108,996

		93,029,559

	Industrials—6.2%
39,000	3M Co.	7,390,890
35,488	Boeing Co. (The)	13,403,463
589,599	General Electric Co.	5,996,222
49,381	Honeywell International, Inc.	8,574,023
48,961	Union Pacific Corp.	8,668,055
54,902	United Technologies Corp.	7,829,574

		51,862,227

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Information Technology—28.5%
33,034	Adobe, Inc.(b)	$9,555,084
302,610	Apple, Inc.	60,724,748
26,829	Broadcom, Inc.	8,542,354
297,419	Cisco Systems, Inc.	16,640,593
303,766	Intel Corp.	15,504,217
60,271	International Business Machines Corp.	8,454,213
60,981	Mastercard, Inc., Class A	15,503,809
518,301	Microsoft Corp.	67,690,111
41,044	NVIDIA Corp.	7,428,964
172,586	Oracle Corp.	9,549,183
118,251	Visa, Inc., Class A	19,444,012

		239,037,288

	Materials—1.0%
50,904	Dow, Inc.(b)	2,887,784
152,716	DowDuPont, Inc.	5,871,930

		8,759,714

	Total Common Stocks & Other Equity Interests (Cost $634,401,007)	837,966,764

	Money Market Funds—0.0%
393,949	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(c) (Cost $393,949)	393,949

	Total Investments in Securities (Cost $634,794,956)—99.9%	838,360,713

	Other assets less liabilities—0.1%	543,216

	Net Assets—100.0%	$838,903,929

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

22

Schedule of Investments(a)

Invesco S&P Midcap 400® Pure Growth ETF (RFG)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—99.9%
	Communication Services—5.4%
86,323	Live Nation Entertainment, Inc.(b)	$5,640,345
229,727	New York Times Co. (The), Class A	7,615,450
102,507	World Wrestling Entertainment, Inc., Class A(c)	8,595,212
119,052	Yelp, Inc.(b)	4,769,223

		26,620,230

	Consumer Discretionary—17.3%
63,409	Adtalem Global Education, Inc.(b)	3,127,332
103,691	Brinker International, Inc.	4,434,864
97,750	Churchill Downs, Inc.	9,858,087
54,620	Deckers Outdoor Corp.(b)	8,641,430
20,621	Domino’s Pizza, Inc.	5,579,630
303,093	Eldorado Resorts, Inc.(b)	14,963,701
42,524	Helen of Troy Ltd.(b)	6,123,456
18,331	Pool Corp.	3,368,138
307,751	Scientific Games Corp.(b)	7,118,281
118,360	Service Corp. International	4,924,960
237,342	Urban Outfitters, Inc.(b)	7,056,178
51,722	Weight Watchers International, Inc.(b)	1,056,163
284,362	Wendy’s Co. (The)	5,291,977
72,267	Wyndham Hotels & Resorts, Inc.	4,026,717

		85,570,914

	Consumer Staples—2.2%
11,966	Boston Beer Co., Inc. (The), Class A(b)	3,709,579
14,128	Lancaster Colony Corp.	2,100,975
47,446	Post Holdings, Inc.(b)	5,350,960

		11,161,514

	Energy—9.1%
954,540	Callon Petroleum Co.(b)	7,168,595
806,621	CNX Resources Corp.(b)	7,227,324
444,983	Ensco Rowan PLC, Class A	6,216,413
357,808	Equitrans Midstream Corp.	7,453,141
321,471	Murphy Oil Corp.	8,756,870
1,070,312	QEP Resources, Inc.(b)	8,048,746

		44,871,089

	Financials—9.5%
139,493	Brown & Brown, Inc.	4,428,903
15,524	FactSet Research Systems, Inc.(c)	4,282,606
70,904	First Financial Bankshares, Inc.	4,362,014
65,112	Green Dot Corp., Class A(b)	4,152,192
19,552	LendingTree, Inc.(b)	7,524,001
81,204	Primerica, Inc.	10,580,069
573,279	SLM Corp.	5,824,515
84,678	UMB Financial Corp.	5,915,605

		47,069,905

	Health Care—16.8%
84,368	Amedisys, Inc.(b)	10,783,918
167,574	Avanos Medical, Inc.(b)	7,029,729
14,732	Bio-Rad Laboratories, Inc., Class A(b)	4,433,301
9,658	Chemed Corp.	3,156,041
72,221	Encompass Health Corp.	4,654,643
196,102	Globus Medical, Inc., Class A(b)	8,842,239
23,967	Haemonetics Corp.(b)	2,091,840
77,866	Integra LifeSciences Holdings Corp.(b)	4,063,827

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Health Care (continued)
22,467	Ligand Pharmaceuticals, Inc.(b)	$2,827,472
53,909	LivaNova PLC(b)	3,713,791
530,336	Mallinckrodt PLC(b)	8,198,995
22,641	Masimo Corp.(b)	2,946,726
51,179	Molina Healthcare, Inc.(b)	6,634,334
87,309	PRA Health Sciences, Inc.(b)	8,453,257
37,531	STERIS PLC	4,915,810

		82,745,923

	Industrials—8.2%
93,399	ASGN, Inc.(b)	5,887,873
30,198	Curtiss-Wright Corp.	3,440,760
19,187	IDEX Corp.	3,005,835
46,948	Insperity, Inc.	5,613,103
111,729	ITT, Inc.	6,765,191
101,574	Kennametal, Inc.	4,134,062
16,775	Lennox International, Inc.	4,553,574
24,786	MSA Safety, Inc.	2,724,229
39,260	Woodward, Inc.	4,275,414

		40,400,041

	Information Technology—18.1%
88,727	ACI Worldwide, Inc.(b)	3,151,583
189,698	Ciena Corp.(b)	7,276,815
108,011	CommVault Systems, Inc.(b)	5,681,379
295,939	Cypress Semiconductor Corp.	5,084,232
23,921	Fair Isaac Corp.(b)	6,691,900
71,286	j2 Global, Inc.	6,246,079
62,109	Leidos Holdings, Inc.	4,563,769
146,072	LiveRamp Holdings, Inc.(b)	8,520,380
91,707	MAXIMUS, Inc.	6,754,221
52,283	PTC, Inc.(b)	4,730,043
198,504	Sabre Corp.	4,120,943
136,803	Semtech Corp.(b)	7,369,578
30,486	Silicon Laboratories, Inc.(b)	3,282,123
76,784	Trimble, Inc.(b)	3,134,323
10,999	Ultimate Software Group, Inc. (The)(b)	3,636,819
17,871	WEX, Inc.(b)	3,758,271
24,361	Zebra Technologies Corp., Class A(b)	5,143,581

		89,146,039

	Materials—4.3%
394,238	Allegheny Technologies, Inc.(b)	9,824,411
206,123	Chemours Co. (The)	7,422,489
66,598	RPM International, Inc.	4,039,169

		21,286,069

	Real Estate—6.5%
139,465	American Campus Communities, Inc.	6,582,748
96,625	CyrusOne, Inc.	5,381,046
30,596	Life Storage, Inc.	2,915,493
436,429	Medical Properties Trust, Inc.	7,620,051
87,113	National Retail Properties, Inc.	4,583,886
141,698	Omega Healthcare Investors, Inc.(c)	5,014,692

		32,097,916

	Utilities—2.5%
69,310	Black Hills Corp.	5,042,996

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

23

Invesco S&P Midcap 400® Pure Growth ETF (RFG) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Utilities (continued)
68,599	National Fuel Gas Co.	$4,061,747
57,209	UGI Corp.	3,118,462

		12,223,205

	Total Common Stocks & Other Equity Interests (Cost $421,393,303)	493,192,845

	Money Market Funds—0.1%
374,156	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $374,156)	374,156

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $421,767,459)—100.0%	493,567,001

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—2.0%
7,839,559	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	7,839,559
2,111,013	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	2,111,646

	Total Money Market Funds (Cost $9,951,205)	9,951,205

	Total Investments in Securities (Cost $431,718,664)—102.0%	503,518,206

	Other assets less liabilities—(2.0)%	(9,955,401)

	Net Assets—100.0%	$493,562,805

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

24

Schedule of Investments(a)

Invesco S&P Midcap 400® Pure Value ETF (RFV)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—1.2%
53,098	Telephone & Data Systems, Inc.	$1,692,764

	Consumer Discretionary—25.0%
45,662	Adient PLC	1,054,792
71,717	AutoNation, Inc.(b)	3,007,094
254,266	Bed Bath & Beyond, Inc.(c)	4,248,785
120,281	Caesars Entertainment Corp.(b)	1,125,830
152,467	Dana, Inc.	2,973,107
81,803	Delphi Technologies PLC(b)	1,810,300
44,651	Dick’s Sporting Goods, Inc.	1,652,087
40,589	Dillard’s, Inc., Class A(c)	2,778,317
167,020	Goodyear Tire & Rubber Co. (The)	3,208,454
1,531	Graham Holdings Co., Class B	1,138,191
130,028	KB Home	3,369,026
10,989	Marriott Vacations Worldwide Corp.	1,160,768
19,530	Murphy USA, Inc.(b)	1,669,229
18,376	Signet Jewelers Ltd.	425,956
25,397	Thor Industries, Inc.	1,672,900
52,486	Toll Brothers, Inc.	1,999,717
186,859	TRI Pointe Group, Inc.(b)	2,438,510

		35,733,063

	Consumer Staples—2.5%
4,103	Casey’s General Stores, Inc.	543,032
41,504	Hain Celestial Group, Inc. (The)(b)	905,617
7,887	Sanderson Farms, Inc.	1,195,906
14,078	TreeHouse Foods, Inc.(b)	942,945

		3,587,500

	Energy—9.1%
49,670	EQT Corp.	1,015,752
395,984	McDermott International, Inc.(b)	3,203,511
145,804	Oasis Petroleum, Inc.(b)	889,404
66,611	Oceaneering International, Inc.(b)	1,278,931
112,653	Patterson-UTI Energy, Inc.	1,530,954
114,233	Range Resources Corp.	1,032,666
71,275	SM Energy Co.	1,135,411
94,182	World Fuel Services Corp.	2,905,515

		12,992,144

	Financials—16.4%
1,785	Alleghany Corp.(b)	1,172,531
32,273	Associated Banc-Corp.	732,274
44,395	Bank OZK	1,449,497
59,790	Brighthouse Financial, Inc.(b)	2,498,624
68,452	CNO Financial Group, Inc.	1,132,881
20,361	First American Financial Corp.	1,161,799
38,426	First Horizon National Corp.	579,848
16,357	Hancock Whitney Corp.	715,455
60,853	Janus Henderson Group PLC (United Kingdom)	1,525,585
72,986	Legg Mason, Inc.	2,441,382
131,879	Navient Corp.	1,781,685
111,655	New York Community Bancorp, Inc.	1,298,548
49,121	Old Republic International Corp.	1,098,345
21,718	PacWest Bancorp	858,947
9,821	Pinnacle Financial Partners, Inc.	570,305
11,033	Reinsurance Group of America, Inc.	1,671,610
22,074	Stifel Financial Corp.	1,317,155

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
40,039	Umpqua Holdings Corp.	$695,077
18,841	Washington Federal, Inc.	624,391

		23,325,939

	Health Care—2.4%
37,671	Acadia Healthcare Co., Inc.(b)(c)	1,206,226
28,221	MEDNAX, Inc.(b)	789,341
68,061	Patterson Cos., Inc.	1,486,452

		3,482,019

	Industrials—18.3%
75,201	AECOM(b)	2,549,314
22,147	AGCO Corp.	1,567,565
55,487	Avis Budget Group, Inc.(b)	1,972,563
55,074	Colfax Corp.(b)	1,661,582
12,813	EMCOR Group, Inc.	1,078,086
17,676	Granite Construction, Inc.	793,476
64,738	JetBlue Airways Corp.(b)	1,200,890
40,600	Knight-Swift Transportation Holdings, Inc.	1,354,010
27,452	ManpowerGroup, Inc.	2,636,490
24,974	MasTec, Inc.(b)	1,264,933
12,373	Oshkosh Corp.	1,021,886
77,152	Resideo Technologies, Inc.(b)	1,751,350
52,198	Ryder System, Inc.	3,288,474
27,278	Terex Corp.	909,176
15,082	Timken Co. (The)	723,182
81,020	Trinity Industries, Inc.	1,746,791
17,618	Werner Enterprises, Inc.	590,203

		26,109,971

	Information Technology—11.2%
32,445	Arrow Electronics, Inc.(b)	2,741,927
53,466	Avnet, Inc.	2,598,982
13,206	Belden, Inc.	733,594
3,746	CACI International, Inc., Class A(b)	730,245
65,925	Jabil, Inc.	1,991,594
21,760	NetScout Systems, Inc.(b)	639,744
27,277	Perspecta, Inc.	629,553
27,437	SYNNEX Corp.	2,959,904
27,513	Tech Data Corp.	2,933,161

		15,958,704

	Materials—10.3%
25,886	Carpenter Technology Corp.	1,285,758
79,566	Commercial Metals Co.	1,375,696
32,420	Domtar Corp.	1,585,338
14,868	Minerals Technologies, Inc.	933,264
85,680	Olin Corp.	1,858,399
55,440	Owens-Illinois, Inc.	1,095,494
24,976	Reliance Steel & Aluminum Co.	2,296,793
24,269	Silgan Holdings, Inc.	726,614
24,768	Steel Dynamics, Inc.	784,650
133,826	United States Steel Corp.	2,087,686
15,945	Worthington Industries, Inc.	639,873

		14,669,565

	Real Estate—3.6%
42,546	Alexander & Baldwin, Inc. REIT	1,004,936
4,920	Jones Lang LaSalle, Inc.	760,484

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

25

Invesco S&P Midcap 400® Pure Value ETF (RFV) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
148,242	Realogy Holdings Corp.(c)	$1,930,111
44,567	Sabra Health Care REIT, Inc.	871,731
73,236	Senior Housing Properties Trust	588,085

		5,155,347

	Total Common Stocks & Other Equity Interests (Cost $124,091,519)	142,707,016

	Money Market Funds—0.1%
153,691	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $153,691)	153,691

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $124,245,210)—100.1%	142,860,707

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—5.5%
5,715,019	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	5,715,019
2,205,880	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	2,206,542

	Total Money Market Funds (Cost $7,921,561)	7,921,561

	Total Investments in Securities (Cost $132,166,771)—105.6%	150,782,268

	Other assets less liabilities—(5.6)%	(8,045,463)

	Net Assets—100.0%	$142,736,805

Abbreviations:

REIT—Real Estate Investment Trust

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

26

Schedule of Investments(a)

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—4.0%
14,265	ATN International, Inc.	$870,878
97,867	Care.com, Inc.(b)	1,639,272
71,495	E.W. Scripps Co. (The), Class A	1,629,371
104,407	Iridium Communications, Inc.(b)	2,867,016
42,015	Marcus Corp. (The)	1,580,605
69,555	QuinStreet, Inc.(b)	992,550

		9,579,692

	Consumer Discretionary—16.6%
35,117	American Public Education, Inc.(b)	1,123,744
1,296,772	Ascena Retail Group, Inc.(b)	1,543,159
41,948	BJ’s Restaurants, Inc.	2,093,625
123,057	Career Education Corp.(b)	2,233,484
8,761	Cavco Industries, Inc.(b)	1,093,110
15,116	Children’s Place, Inc. (The)	1,705,387
43,114	Crocs, Inc.(b)	1,200,725
20,982	Dave & Buster’s Entertainment, Inc.	1,192,617
10,204	Dine Brands Global, Inc.	904,687
15,022	Dorman Products, Inc.(b)	1,316,979
78,782	El Pollo Loco Holdings, Inc.(b)	1,006,834
111,748	Guess?, Inc.	2,276,307
26,617	iRobot Corp.(b)(c)	2,755,924
206,582	Liquidity Services, Inc.(b)	1,402,692
14,449	Monro, Inc.	1,211,260
102,750	Regis Corp.(b)	1,923,480
54,389	Ruth’s Hospitality Group, Inc.	1,413,026
56,384	Shake Shack, Inc., Class A(b)	3,456,339
62,773	Shoe Carnival, Inc.(c)	2,238,485
48,330	Sleep Number Corp.(b)	1,681,884
11,331	Stamps.com, Inc.(b)	972,200
6,050	Strategic Education, Inc.	867,267
152,748	Tailored Brands, Inc.(c)	1,244,896
33,269	Wingstop, Inc.	2,504,157

		39,362,268

	Consumer Staples—4.8%
1,479,695	Avon Products, Inc. (United Kingdom)(b)	4,705,430
27,168	Inter Parfums, Inc.	1,969,408
20,615	Medifast, Inc.	3,024,015
10,187	WD-40 Co.	1,713,963

		11,412,816

	Energy—10.1%
150,240	Archrock, Inc.	1,518,925
95,692	Carrizo Oil & Gas, Inc.(b)	1,226,771
1,212,606	Denbury Resources, Inc.(b)	2,704,111
38,689	DMC Global, Inc.	2,681,148
847,407	HighPoint Resources Corp.(b)	2,321,895
89,851	KLX Energy Services Holdings, Inc.(b)	2,520,321
47,730	Penn Virginia Corp.(b)	2,143,077
1,127,651	Pioneer Energy Services Corp.(b)	1,962,113
137,646	ProPetro Holding Corp.(b)	3,046,106
159,882	Renewable Energy Group, Inc.(b)	3,856,354

		23,980,821

	Financials—10.6%
67,020	Blucora, Inc.(b)	2,345,700
13,277	City Holding Co.	1,053,928

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Financials (continued)
18,383	Community Bank System, Inc.	$1,221,734
24,927	eHealth, Inc.(b)	1,514,066
14,504	FirstCash, Inc.	1,416,751
18,081	Glacier Bancorp, Inc.	770,070
32,337	HCI Group, Inc.	1,378,203
18,133	Independent Bank Corp.	1,454,811
31,227	LegacyTexas Financial Group, Inc.	1,251,578
28,368	Navigators Group, Inc. (The)	1,984,058
89,574	Old National Bancorp.	1,529,924
106,244	Redwood Trust, Inc.	1,738,152
22,450	RLI Corp.	1,825,858
33,405	Seacoast Banking Corp. of Florida(b)	947,366
48,043	Triumph Bancorp, Inc.(b)	1,489,813
33,205	United Fire Group, Inc.	1,448,070
36,936	Universal Insurance Holdings, Inc.	1,100,323
11,077	Westamerica Bancorp	711,365

		25,181,770

	Health Care—20.1%
10,568	Addus HomeCare Corp.(b)	717,567
14,430	AMN Healthcare Services, Inc.(b)	751,226
39,929	Amphastar Pharmaceuticals, Inc.(b)	862,067
92,886	AngioDynamics, Inc.(b)	1,907,878
10,282	BioTelemetry, Inc.(b)	559,341
64,279	Cardiovascular Systems, Inc.(b)	2,284,476
35,337	CONMED Corp.	2,828,020
80,636	Corcept Therapeutics, Inc.(b)	998,274
13,271	CorVel Corp.(b)	952,858
23,754	CryoLife, Inc.(b)	728,298
30,553	Eagle Pharmaceuticals, Inc.(b)	1,570,730
137,075	Endo International PLC(b)	1,028,063
24,620	Ensign Group, Inc. (The)	1,268,422
15,075	Heska Corp.(b)	1,170,725
37,655	HMS Holdings Corp.(b)	1,145,842
127,443	Innoviva, Inc.(b)	1,788,025
17,559	Integer Holdings Corp.(b)	1,213,151
91,505	Luminex Corp.	2,087,229
51,004	Medpace Holdings, Inc.(b)	2,864,895
37,554	Meridian Bioscience, Inc.	432,247
14,523	Merit Medical Systems, Inc.(b)	815,902
25,481	Neogen Corp.(b)	1,545,677
190,676	NeoGenomics, Inc.(b)	3,971,781
41,539	NextGen Healthcare, Inc.(b)	780,518
17,156	Omnicell, Inc.(b)	1,378,656
17,388	REGENXBIO, Inc.(b)	876,355
23,815	Repligen Corp.(b)	1,604,655
53,233	Spectrum Pharmaceuticals, Inc.(b)	498,793
65,549	Supernus Pharmaceuticals, Inc.(b)	2,407,615
15,917	SurModics, Inc.(b)	691,434
40,340	Tabula Rasa HealthCare, Inc.(b)(c)	2,148,508
51,679	Tactile Systems Technology, Inc.(b)	2,571,547
26,783	Tivity Health, Inc.(b)	579,048
31,487	Vanda Pharmaceuticals, Inc.(b)	512,923

		47,542,746

	Industrials—12.0%
18,471	Aerojet Rocketdyne Holdings, Inc.(b)(c)	625,428
23,309	Aerovironment, Inc.(b)	1,598,065

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

27

Invesco S&P SmallCap 600® Pure Growth ETF (RZG) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials (continued)
13,163	Albany International Corp., Class A	$973,667
10,352	Allegiant Travel Co.	1,520,502
36,777	Axon Enterprise, Inc.(b)	2,335,339
58,200	DXP Enterprises, Inc.(b)	2,496,198
15,081	ESCO Technologies, Inc.	1,131,075
19,741	Exponent, Inc.	1,117,735
14,849	Forrester Research, Inc.	755,220
33,252	Franklin Electric Co., Inc.	1,624,693
66,020	Harsco Corp.(b)	1,494,693
51,452	Matson, Inc.	2,038,014
33,493	Mobile Mini, Inc.	1,206,418
8,168	National Presto Industries, Inc.	869,892
12,030	Proto Labs, Inc.(b)	1,320,774
21,662	Raven Industries, Inc.	842,868
61,196	SPX Corp.(b)	2,233,654
6,375	UniFirst Corp.	1,008,079
12,026	US Ecology, Inc.	733,706
64,096	Vicor Corp.(b)	2,404,241

		28,330,261

	Information Technology—12.0%
107,240	3D Systems Corp.(b)(c)	1,141,036
45,670	8x8, Inc.(b)	1,092,426
52,186	Agilysys, Inc.(b)	998,318
43,888	Bottomline Technologies (DE), Inc.(b)	2,219,416
33,384	Brooks Automation, Inc.	1,252,234
14,432	Cabot Microelectronics Corp.	1,822,040
46,685	Cardtronics PLC, Class A(b)	1,669,455
41,812	CTS Corp.	1,252,269
179,327	Harmonic, Inc.(b)(c)	1,014,991
171,233	KEMET Corp.	3,059,934
91,435	Nanometrics, Inc.(b)	2,723,849
100,539	Perficient, Inc.(b)	2,959,868
24,759	SPS Commerce, Inc.(b)	2,568,499
205,889	Unisys Corp.(b)	2,308,016
65,057	Viavi Solutions, Inc.(b)	865,258
28,023	Virtusa Corp.(b)	1,556,678

		28,504,287

	Materials—3.5%
33,263	Hawkins, Inc.	1,227,737
20,754	Innospec, Inc.	1,760,354
23,558	Kaiser Aluminum Corp.	2,318,107
3,398	Quaker Chemical Corp.	760,541
246,888	SunCoke Energy, Inc.(b)	2,125,706

		8,192,445

	Real Estate—6.3%
34,274	Agree Realty Corp.	2,243,919
89,931	Armada Hoffler Properties, Inc.	1,452,386
20,469	Community Healthcare Trust, Inc.	746,709
62,297	Easterly Government Properties, Inc.	1,121,346
71,723	Four Corners Property Trust, Inc.	2,039,802
37,445	Innovative Industrial Properties, Inc.(c)	3,188,067
29,226	Marcus & Millichap, Inc.(b)	1,259,641
23,812	National Storage Affiliates Trust	696,739

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Real Estate (continued)
48,809	Urstadt Biddle Properties, Inc., Class A	$1,070,381
232,932	Washington Prime Group, Inc.(c)	1,036,547

		14,855,537

	Total Common Stocks & Other Equity Interests (Cost $215,459,713)	236,942,643

	Money Market Funds—0.0%
42,372	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(d) (Cost $42,372)	42,372

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $215,502,085)—100.0%	236,985,015

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—4.7%
8,258,249	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(d)(e)	8,258,249
2,751,926	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(d)(e)	2,752,752

	Total Money Market Funds (Cost $11,011,001)	11,011,001

	Total Investments in Securities (Cost $226,513,086)—104.7%	247,996,016

	Other assets less liabilities—(4.7)%	(11,042,508)

	Net Assets—100.0%	$236,953,508

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(e)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

28

Schedule of Investments(a)

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests—100.0%
	Communication Services—1.5%
207,033	Frontier Communications Corp.(b)(c)	$590,044
140,620	Gannett Co., Inc.	1,311,985
92,567	New Media Investment Group, Inc.	989,541

		2,891,570

	Consumer Discretionary—33.9%
67,087	Abercrombie & Fitch Co., Class A	2,005,230
187,654	American Axle & Manufacturing Holdings, Inc.(b)	2,767,896
126,470	Barnes & Noble Education, Inc.(b)	543,821
74,693	Barnes & Noble, Inc.	375,706
33,564	Big Lots, Inc.	1,247,238
31,043	Caleres, Inc.	814,258
93,163	Cato Corp. (The), Class A	1,412,351
107,426	Century Communities, Inc.(b)	2,731,843
324,677	Chico’s FAS, Inc.	1,136,370
53,573	Conn’s, Inc.(b)	1,385,934
17,690	Cooper Tire & Rubber Co.	528,223
22,047	Cooper-Standard Holdings, Inc.(b)	1,117,121
38,743	Core-Mark Holding Co., Inc.	1,408,308
31,055	Ethan Allen Interiors, Inc.	686,316
359,688	Express, Inc.(b)	1,323,652
30,130	Fossil Group, Inc.(b)	393,799
39,450	GameStop Corp., Class A(c)	341,243
43,306	Genesco, Inc.(b)	1,940,542
16,842	G-III Apparel Group Ltd.(b)	726,732
40,521	Group 1 Automotive, Inc.	3,173,200
42,507	Haverty Furniture Cos., Inc.	1,012,517
147,441	Hibbett Sports, Inc.(b)	3,052,029
876,515	J.C. Penney Co., Inc.(b)(c)	1,200,826
122,018	Kirkland’s, Inc.(b)	717,466
14,218	LGI Homes, Inc.(b)	985,450
19,971	Lithia Motors, Inc., Class A	2,267,108
103,596	Lumber Liquidators Holdings, Inc.(b)(c)	1,369,539
93,665	M/I Homes, Inc.(b)	2,638,543
65,075	MarineMax, Inc.(b)	1,125,147
46,807	MDC Holdings, Inc.	1,430,422
46,856	Meritage Homes Corp.(b)	2,396,684
27,634	Motorcar Parts of America, Inc.(b)	570,918
660,991	Office Depot, Inc.	1,586,378
45,958	Red Robin Gourmet Burgers, Inc.(b)	1,472,035
62,545	Rent-A-Center, Inc.(b)	1,559,247
154,522	Sonic Automotive, Inc., Class A	3,125,980
246,877	Superior Industries International, Inc.	1,222,041
11,124	TopBuild Corp.(b)	792,363
25,641	Unifi, Inc.(b)	517,948
50,408	Vera Bradley, Inc.(b)	619,010
149,750	Vista Outdoor, Inc.(b)(c)	1,292,342
246,903	Vitamin Shoppe, Inc.(b)	1,550,551
182,426	William Lyon Homes, Class A(b)	3,075,702
62,278	Winnebago Industries, Inc.	2,202,773
53,021	Zumiez, Inc.(b)	1,411,949

		65,254,751

	Consumer Staples—4.5%
55,099	Andersons, Inc. (The)	1,801,737
2,573	Central Garden & Pet Co.(b)	69,420
10,191	Central Garden & Pet Co., Class A(b)	249,476

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Consumer Staples (continued)
361,595	Dean Foods Co.	$614,712
48,475	Seneca Foods Corp., Class A(b)	1,199,756
113,444	SpartanNash Co.	1,834,389
169,152	United Natural Foods, Inc.(b)	2,185,444
12,672	Universal Corp.	682,514

		8,637,448

	Energy—8.1%
52,369	C&J Energy Services, Inc.(b)	735,784
62,125	Diamond Offshore Drilling, Inc.(b)(c)	603,234
27,293	Exterran Corp.(b)	388,106
118,454	Green Plains, Inc.(c)	2,057,546
114,721	Gulfport Energy Corp.(b)	751,423
120,731	Helix Energy Solutions Group, Inc.(b)	944,116
233,619	Laredo Petroleum, Inc.(b)	705,529
27,511	Matrix Service Co.(b)	539,491
91,109	Newpark Resources, Inc.(b)	665,096
26,474	Oil States International, Inc.(b)	511,478
78,194	Par Pacific Holdings, Inc.(b)	1,527,911
12,246	REX American Resources Corp.(b)	1,034,909
64,320	Ring Energy, Inc.(b)	333,178
20,742	SEACOR Holdings, Inc.(b)	923,849
139,050	SRC Energy, Inc.(b)	855,157
316,119	Superior Energy Services, Inc.(b)	1,134,867
113,708	US Silica Holdings, Inc.(c)	1,798,861

		15,510,535

	Financials—7.0%
64,064	Ambac Financial Group, Inc.(b)	1,197,997
19,697	Apollo Commercial Real Estate Finance, Inc.	369,122
70,669	Capstead Mortgage Corp.	607,047
47,254	Customers Bancorp, Inc.(b)	1,070,303
30,494	Donnelley Financial Solutions, Inc.(b)	466,863
51,402	Encore Capital Group, Inc.(b)(c)	1,452,620
151,549	EZCORP, Inc., Class A(b)	1,647,338
30,430	Hope Bancorp, Inc.	427,846
12,308	Horace Mann Educators Corp.	474,843
36,303	INTL. FCStone, Inc.(b)	1,472,450
38,047	Invesco Mortgage Capital, Inc.(d)	620,927
29,645	Opus Bank	648,336
14,137	Pacific Premier Bancorp, Inc.	410,962
24,205	PennyMac Mortgage Investment Trust	508,305
16,843	PRA Group, Inc.(b)	473,625
20,288	Stewart Information Services Corp.	862,443
68,230	Third Point Reinsurance Ltd. (Bermuda)(b)	792,150

		13,503,177

	Health Care—3.7%
146,621	Assertio Therapeutics, Inc.(b)	611,410
171,723	Cross Country Healthcare, Inc.(b)	1,210,647
77,454	Diplomat Pharmacy, Inc.(b)(c)	432,193
144,472	Invacare Corp.	1,069,093
110,391	Lannett Co., Inc.(b)(c)	848,907
31,942	Magellan Health, Inc.(b)	2,235,940
109,247	Owens & Minor, Inc.	372,532
22,177	Select Medical Holdings Corp.(b)	318,683

		7,099,405

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

29

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

April 30, 2019

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Industrials—19.7%
48,633	ABM Industries, Inc.	$1,846,595
48,099	Aegion Corp.(b)	957,651
12,046	Apogee Enterprises, Inc.	485,454
39,694	ArcBest Corp.	1,213,049
35,604	Arcosa, Inc.	1,108,352
16,458	Astec Industries, Inc.	554,799
33,233	Atlas Air Worldwide Holdings, Inc.(b)	1,604,822
86,938	Briggs & Stratton Corp.	1,060,644
22,973	CIRCOR International, Inc.(b)	774,650
53,462	Echo Global Logistics, Inc.(b)	1,226,418
10,485	Encore Wire Corp.	621,656
23,110	Greenbrier Cos., Inc. (The)	821,098
169,665	Griffon Corp.	3,328,827
98,662	Kelly Services, Inc., Class A	2,196,216
63,882	LSC Communications, Inc.(c)	446,535
69,478	Lydall, Inc.(b)	1,709,854
11,272	Matthews International Corp., Class A	451,556
17,994	Mueller Industries, Inc.	524,885
28,496	Multi-Color Corp.	1,421,950
43,114	MYR Group, Inc.(b)	1,558,571
502,700	Orion Group Holdings, Inc.(b)	1,301,993
26,159	Patrick Industries, Inc.(b)	1,304,549
121,493	Pitney Bowes, Inc.	863,815
18,480	Powell Industries, Inc.	540,540
51,266	Quanex Building Products Corp.	857,168
9,879	SkyWest, Inc.	608,448
13,600	SPX FLOW, Inc.(b)	488,784
46,850	Team, Inc.(b)	791,765
210,367	Titan International, Inc.	1,457,843
41,908	TrueBlue, Inc.(b)	1,012,497
47,447	Universal Forest Products, Inc.	1,753,167
59,712	Veritiv Corp.(b)	1,665,368
80,349	Wabash National Corp.	1,211,663

		37,771,182

	Information Technology—9.1%
23,811	Anixter International, Inc.(b)	1,496,998
27,015	Bel Fuse, Inc., Class B	640,256
53,015	Benchmark Electronics, Inc.	1,432,995
20,741	Comtech Telecommunications Corp.	488,036
40,582	Digi International, Inc.(b)	522,290
43,806	Ichor Holdings Ltd.(b)	1,103,035
30,792	Insight Enterprises, Inc.(b)	1,742,211
88,812	Photronics, Inc.(b)	829,504
45,787	Sanmina Corp.(b)	1,553,095
43,003	ScanSource, Inc.(b)	1,619,063
16,424	Sykes Enterprises, Inc.(b)	455,766
45,678	TiVo Corp.	428,003
155,324	TTM Technologies, Inc.(b)	2,056,490
254,625	Ultra Clean Holdings, Inc.(b)	3,047,861

		17,415,603

	Materials—10.8%
10,718	A. Schulman, Inc., CVR(b)(e)	5,606
22,867	AdvanSix, Inc.(b)	691,269
65,155	Boise Cascade Co.	1,804,142
179,153	Century Aluminum Co.(b)	1,506,677
77,206	Clearwater Paper Corp.(b)	1,557,245

Number of Shares		Value
	Common Stocks & Other Equity Interests (continued)
	Materials (continued)
18,581	Innophos Holdings, Inc.	$598,122
32,127	Koppers Holdings, Inc.(b)	859,076
62,411	Kraton Corp.(b)	2,048,329
104,030	Mercer International, Inc. (Canada)	1,473,065
120,032	Olympic Steel, Inc.	1,946,919
153,058	PH Glatfelter Co.	2,415,255
156,632	Rayonier Advanced Materials, Inc.(c)	2,324,419
16,181	Schweitzer-Mauduit International, Inc., Class A	575,558
162,358	TimkenSteel Corp.(b)	1,646,310
24,694	Tredegar Corp.	444,986
19,493	US Concrete, Inc.(b)	918,705

		20,815,683

	Real Estate—1.7%
434,758	CBL & Associates Properties, Inc.(c)	439,105
124,058	Cedar Realty Trust, Inc.	380,858
27,688	Hersha Hospitality Trust	514,166
100,483	iStar, Inc.(c)	871,188
54,392	Summit Hotel Properties, Inc.	631,491
20,586	Xenia Hotels & Resorts, Inc.	445,687

		3,282,495

	Total Common Stocks & Other Equity Interests (Cost $183,342,616)	192,181,849

	Money Market Funds—0.0%
71,455	Invesco Premier U.S. Government Money Portfolio—Institutional Class, 2.32%(f) (Cost $71,455)	71,455

	Total Investments in Securities (excluding investments purchased with cash collateral from securities on loan) (Cost $183,414,071)-100.0%	192,253,304

	Investments Purchased with Cash Collateral from Securities on Loan

	Money Market Funds—4.4%
6,366,137	Invesco Government & Agency Portfolio—Institutional Class, 2.34%(f)(g)	6,366,137
2,121,411	Invesco Liquid Assets Portfolio—Institutional Class, 2.48%(f)(g)	2,122,047

	Total Money Market Funds (Cost $8,488,184)	8,488,184

	Total Investments in Securities (Cost $191,902,255)—104.4%	200,741,488

	Other assets less liabilities—(4.4)%	(8,462,904)

	Net Assets—100.0%	$192,278,584

Abbreviations:

CVR—Contingent Value Rights

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

30

Invesco S&P SmallCap 600® Pure Value ETF (RZV) (continued)

April 30, 2019

Notes to Schedule of Investments:

(a)

Industry and/or sector classifications used in this report are generally according to the Global Industry Classification Standard, which was developed by and is the exclusive property and a service mark of MSCI Inc. and Standard & Poor’s.

(b)	Non-income producing security.
(c)	All or a portion of this security was out on loan at April 30, 2019.
(d)	Affiliated company. See Note 4.
(e)	Security valued using significant unobservable inputs (Level 3). See Note 5.
(f)

The security and the Fund are advised by wholly-owned subsidiaries of Invesco Ltd. and are therefore considered to be affiliated. The rate shown is the 7-day SEC standardized yield as of April 30, 2019.

(g)	The security has been segregated to satisfy the commitment to return the cash collateral received in securities lending transactions upon the borrower’s return of the securities loaned. See Note 2J.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

31

Statements of Assets and Liabilities

April 30, 2019

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Assets:
Unaffiliated investments in securities, at value(a)	$2,840,511,661	$915,810,119	$837,966,764
Affiliated investments in securities, at value	950,966	26,876,930	393,949
Receivable for:
Dividends	1,292,241	1,150,450	655,317
Securities lending	—	5,284	—
Investments sold	—	—	—
Fund shares sold	196,624,866	—	21,233,854
Foreign tax reclaims	—	—	—

Total assets	3,039,379,734	943,842,783	860,249,884

Liabilities:
Due to custodian	—	200,913	—
Payable for:
Investments purchased	196,480,781	—	21,213,936
Collateral upon return of securities loaned	—	14,494,418	—
Fund shares repurchased	—	—	—
Accrued unitary management fees	740,265	263,388	132,019
Accrued expenses	—	596	—

Total liabilities	197,221,046	14,959,315	21,345,955

Net Assets	$2,842,158,688	$928,883,468	$838,903,929

Net assets consist of:
Shares of beneficial interest	$2,735,595,754	$1,101,966,713	$652,689,618
Distributable earnings	106,562,934	(173,083,245)	186,214,311

Net Assets	$2,842,158,688	$928,883,468	$838,903,929

Shares outstanding (unlimited amount authorized, $0.01 par value)	23,850,299	14,002,836	3,950,785
Net asset value	$119.17	$66.34	$212.34

Market price	$119.19	$66.36	$212.32

Unaffiliated investments in securities, at cost	$2,325,596,627	$859,911,733	$634,401,007

Affiliated investments in securities, at cost	$950,966	$25,001,676	$393,949

(a) Includes securities on loan with an aggregate value of	$—	$13,966,986	$—

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

32

Invesco S&P Midcap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$493,192,845	$142,707,016	$236,942,643	$191,560,922
10,325,361	8,075,252	11,053,373	9,180,566

137,562	55,520	31,451	67,838
968	1,819	8,632	11,550
—	—	11,558,023	—
—	—	—	—
—	—	—	1,306

503,656,736	150,839,607	259,594,122	200,822,182

—	16	—	—

—	140,365	—	—
9,951,205	7,921,561	11,011,001	8,488,184
—	—	11,558,686	—
142,726	40,860	70,927	55,414
—	—	—	—

10,093,931	8,102,802	22,640,614	8,543,598

$493,562,805	$142,736,805	$236,953,508	$192,278,584

$607,873,653	$164,066,613	$309,111,912	$279,915,782
(114,310,848)	(21,329,808)	(72,158,404)	(87,637,198)

$493,562,805	$142,736,805	$236,953,508	$192,278,584

3,250,021	2,050,499	2,050,004	2,850,040
$151.86	$69.61	$115.59	$67.47

$151.97	$69.69	$115.58	$67.53

$421,393,303	$124,091,519	$215,459,713	$182,719,162

$10,325,361	$8,075,252	$11,053,373	$9,183,093

$9,864,873	$7,569,936	$10,611,097	$8,022,995

33

Statements of Operations

For the year ended April 30, 2019

	Invesco S&P 500® Pure Growth ETF (RPG)	Invesco S&P 500® Pure Value ETF (RPV)	Invesco S&P 500® Top 50 ETF (XLG)
Investment income:
Unaffiliated dividend income	$21,126,625	$23,890,086	$15,322,380
Affiliated dividend income	19,159	268,130	9,924
Non-cash dividend income	—	—	230,493
Securities lending income	88,010	28,065	—
Foreign witholding tax	—	—	—

Total investment income	21,233,794	24,186,281	15,562,797

Expenses:
Unitary management fees	8,398,311	3,202,836	1,492,502
Other expenses	—	617	—

Total expenses	8,398,311	3,203,453	1,492,502

Less: Waivers	(1,608)	(1,606)	(862)

Net expenses	8,396,703	3,201,847	1,491,640

Net investment income	12,837,091	20,984,434	14,071,157

Realized and unrealized gain (loss) from:
Net realized gain (loss) from:
Unaffiliated investment securities	(190,370,527)	(74,568,314)	(7,447,710)
Affiliated investment securities	—	(66,903)	—
Unaffiliated in-kind redemptions	245,113,429	44,935,074	60,349,529
Affiliated in-kind redemptions	—	107,768	—

Net realized gain (loss)	54,742,902	(29,592,375)	52,901,819

Change in net unrealized appreciation (depreciation) of:
Unaffiliated investment securities	106,676,629	17,822,295	35,383,349
Affiliated investment securities	—	2,122,123	—

Change in unrealized appreciation (depreciation)	106,676,629	19,944,418	35,383,349

Net realized and unrealized gain (loss)	161,419,531	(9,647,957)	88,285,168

Net increase (decrease) in net assets resulting from operations	$174,256,622	$11,336,477	$102,356,325

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

34

Invesco S&P Midcap 400® Pure Growth ETF (RFG)	Invesco S&P MidCap 400® Pure Value ETF (RFV)	Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	Invesco S&P SmallCap 600® Pure Value ETF (RZV)

$4,462,705	$1,762,297	$1,675,796	$2,913,963
8,444	10,257	2,299	71,606
1,454,296	—	—	—
10,410	33,073	133,157	154,681
—	—	—	(1,900)

5,935,855	1,805,627	1,811,252	3,138,350

1,990,495	407,005	1,032,676	633,238
—	—	—	—

1,990,495	407,005	1,032,676	633,238

(705)	(693)	(208)	(256)

1,989,790	406,312	1,032,468	632,982

3,946,065	1,399,315	778,784	2,505,368

(114,122,598)	(14,767,948)	(57,755,085)	(37,345,534)
—	—	—	(88,275)
65,513,957	4,822,346	53,684,541	8,976,735
—	—	—	(919)

(48,608,641)	(9,945,602)	(4,070,544)	(28,457,993)

28,123,582	20,989,667	(4,396,199)	21,188,133
—	—	—	77,636

28,123,582	20,989,667	(4,396,199)	21,265,769

(20,485,059)	11,044,065	(8,466,743)	(7,192,224)

$(16,538,994)	$12,443,380	$(7,687,959)	$(4,686,856)

35

Statements of Changes in Net Assets

For the year ended April 30, 2019, the period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P 500® Pure Growth ETF (RPG)			Invesco S&P 500® Pure Value ETF (RPV)
	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$12,837,091	$5,471,220	$10,168,511	$20,984,434	$8,567,969	$16,965,268
Net realized gain (loss)	54,742,902	246,611,044	88,028,423	(29,592,375)	80,151,491	44,548,648
Change in net unrealized appreciation (depreciation)	106,676,629	(119,773,928)	371,208,577	19,944,418	(28,786,043)	91,626,516

Net increase (decrease) in net assets resulting from operations	174,256,622	132,308,336	469,405,511	11,336,477	59,933,417	153,140,432

Distributions to Shareholders from:
Distributable earnings	(11,700,928)	(5,229,876)	(13,278,946)	(20,818,512)	(8,749,124)	(16,800,045)

Shareholder Transactions:
Proceeds from shares sold	1,493,867,737	1,044,825,329	501,015,089	457,558,632	373,377,228	545,805,294
Value of shares repurchased	(1,160,011,393)	(1,041,113,616)	(511,770,658)	(401,585,419)	(372,675,931)	(571,302,183)

Net increase (decrease) in net assets resulting from share transactions	333,856,344	3,711,713	(10,755,569)	55,973,213	701,297	(25,496,889)

Net increase (decrease) in net assets	496,412,038	130,790,173	445,370,996	46,491,178	51,885,590	110,843,498

Net assets:
Beginning of period	2,345,746,650	2,214,956,477	1,769,585,481	882,392,290	830,506,700	719,663,202

End of period	$2,842,158,688	$2,345,746,650	$2,214,956,477	$928,883,468	$882,392,290	$830,506,700

Changes in Shares Outstanding:
Shares sold	13,900,000	9,950,000	5,750,000	7,450,000	5,700,000	9,350,000
Shares repurchased	(11,550,000)	(9,850,000)	(5,900,000)	(6,750,000)	(5,700,000)	(9,800,000)
Shares outstanding, beginning of period	21,500,299	21,400,299	21,550,299	13,302,836	13,302,836	13,752,836

Shares outstanding, end of period	23,850,299	21,500,299	21,400,299	14,002,836	13,302,836	13,302,836

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

36

Invesco S&P 500® Top 50 ETF (XLG)			Invesco S&P Midcap 400® Pure Growth ETF (RFG)
Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$14,071,157	$6,512,498	$12,772,295	$3,946,065	$859,901	$3,616,681
52,901,819	19,258,602	18,737,200	(48,608,641)	56,197,782	35,666,592
35,383,349	(5,269,131)	107,309,944	28,123,582	(36,008,957)	88,865,358

102,356,325	20,501,969	138,819,439	(16,538,994)	21,048,726	128,148,631

(14,318,678)	(6,688,046)	(12,471,172)	(4,283,416)	(1,653,088)	(3,297,427)

211,912,221	29,024,718	41,498,147	201,430,427	168,230,814	207,728,198
(144,537,082)	(46,058,616)	(58,937,433)	(282,457,176)	(177,384,374)	(266,029,211)

67,375,139	(17,033,898)	(17,439,286)	(81,026,749)	(9,153,560)	(58,301,013)

155,412,786	(3,219,975)	108,908,981	(101,849,159)	10,242,078	66,550,191

683,491,143	686,711,118	577,802,137	595,411,964	585,169,886	518,619,695

$838,903,929	$683,491,143	$686,711,118	$493,562,805	$595,411,964	$585,169,886

1,050,000	150,000	250,000	1,400,000	1,100,000	1,550,000
(750,000)	(250,000)	(350,000)	(2,000,000)	(1,150,000)	(2,000,000)
3,650,785	3,750,785	3,850,785	3,850,021	3,900,021	4,350,021

3,950,785	3,650,785	3,750,785	3,250,021	3,850,021	3,900,021

37

Statements of Changes in Net Assets (continued)

For the year ended April 30, 2019, the period November 1, 2017 through April 30, 2018 and the year ended October 31, 2017

	Invesco S&P MidCap 400® Pure Value ETF (RFV)			Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017	Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017
Operations:
Net investment income	$1,399,315	$818,825	$2,066,448	$778,784	$780,509	$849,033
Net realized gain (loss)	(9,945,602)	10,884,099	32,729,206	(4,070,544)	13,524,865	18,296,851
Change in net unrealized appreciation (depreciation)	20,989,667	(9,879,123)	(1,639,552)	(4,396,199)	(6,428,921)	33,649,878

Net increase (decrease) in net assets resulting from operations	12,443,380	1,823,801	33,156,102	(7,687,959)	7,876,453	52,795,762

Distributions to Shareholders from:
Distributable earnings	(1,390,448)	(873,890)	(1,979,370)	(1,100,625)	(831,382)	(850,483)

Shareholder Transactions:
Proceeds from shares sold	61,713,395	50,825,161	116,728,819	241,193,771	68,655,989	135,684,810
Value of shares repurchased	(31,919,256)	(57,900,402)	(205,643,868)	(258,630,704)	(51,425,729)	(101,636,207)

Net increase (decrease) in net assets resulting from share transactions	29,794,139	(7,075,241)	(88,915,049)	(17,436,933)	17,230,260	34,048,603

Net increase (decrease) in net assets	40,847,071	(6,125,330)	(57,738,317)	(26,225,517)	24,275,331	85,993,882

Net assets:
Beginning of period	101,889,734	108,015,064	165,753,381	263,179,025	238,903,694	152,909,812

End of period	$142,736,805	$101,889,734	$108,015,064	$236,953,508	$263,179,025	$238,903,694

Changes in Shares Outstanding:
Shares sold	1,050,000	750,000	1,850,000	2,050,000	600,000	1,350,000
Shares repurchased	(550,000)	(850,000)	(3,300,000)	(2,300,000)	(450,000)	(1,050,000)
Shares outstanding, beginning of period	1,550,499	1,650,499	3,100,499	2,300,004	2,150,004	1,850,004

Shares outstanding, end of period	2,050,499	1,550,499	1,650,499	2,050,004	2,300,004	2,150,004

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

38

Invesco S&P SmallCap 600® Pure Value ETF (RZV)
Year Ended April 30, 2019	Six Months Ended April 30, 2018	Year Ended October 31, 2017

$2,505,368	$1,157,018	$2,039,640
(28,457,993)	22,889,624	24,663,508

21,265,769	(20,216,552)	795,078

(4,686,856)	3,830,090	27,498,226

(2,712,991)	(1,184,577)	(1,947,059)

98,052,973	60,654,896	239,701,459
(62,999,201)	(135,470,342)	(222,122,975)

35,053,772	(74,815,446)	17,578,484

27,653,925	(72,169,933)	43,129,651

164,624,659	236,794,592	193,664,941

$192,278,584	$164,624,659	$236,794,592

1,550,000	850,000	3,300,000
(1,000,000)	(1,900,000)	(3,150,000)
2,300,040	3,350,040	3,200,040

2,850,040	2,300,040	3,350,040

39

Financial Highlights

Invesco S&P 500® Pure Growth ETF (RPG)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$109.10	$103.50		$82.11	$82.93	$78.96	$66.12
Net investment income(a)	0.60	0.25		0.47	0.59	0.52	0.55
Net realized and unrealized gain (loss) on investments	10.04	5.55		21.52	(0.95)	3.93	12.81
Total from investment operations	10.64	5.80		21.99	(0.36)	4.45	13.36
Distributions to shareholders from:
Net investment income	(0.57)	(0.20)		(0.60)	(0.46)	(0.48)	(0.52)
Net asset value at end of period	$119.17	$109.10		$103.50	$82.11	$82.93	$78.96
Market price at end of period(b)	$119.19	$109.20
Net Asset Value Total Return(c)	9.79%	5.61%		26.87%	(0.42)%	5.65%	20.24%
Market Price Total Return(c)	9.71%	5.71%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$2,842,159	$2,345,747		$2,214,956	$1,769,585	$2,338,586	$1,792,516
Ratio to average net assets of:
Expenses	0.35%	0.35	%(d)	0.35%	0.35%	0.35%	0.35%
Net investment income	0.53%	0.47	%(d)	0.52%	0.74%	0.64%	0.74%
Portfolio turnover rate(e)	64%	52%		58%	67%	62%	46%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

40

Financial Highlights (continued)

Invesco S&P 500® Pure Value ETF (RPV)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$66.33	$62.43		$52.33	$51.45	$54.14	$46.51
Net investment income(a)	1.49	0.63		1.11	1.17	1.12	0.90
Net realized and unrealized gain (loss) on investments	(0.01)	3.84		10.05	0.81	(2.70)	7.50
Total from investment operations	1.48	4.47		11.16	1.98	(1.58)	8.40
Distributions to shareholders from:
Net investment income	(1.47)	(0.57)		(1.06)	(1.10)	(1.11)	(0.77)
Net asset value at end of period	$66.34	$66.33		$62.43	$52.33	$51.45	$54.14
Market price at end of period(b)	$66.36	$66.38
Net Asset Value Total Return(c)	2.37%	7.17%		21.44%	3.94%	(2.94)%	18.13%
Market Price Total Return(c)	2.33%	7.25%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$928,883	$882,392		$830,507	$719,663	$813,029	$1,275,062
Ratio to average net assets of:
Expenses	0.35%	0.35	%(d)	0.35%	0.35%	0.35%	0.35%
Net investment income	2.29%	1.94	%(d)	1.89%	2.32%	2.09%	1.74%
Portfolio turnover rate(e)	37%	35%		46%	44%	54%	25%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P 500® Top 50 ETF (XLG)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$187.22	$183.08		$150.05	$145.93	$140.87	$123.06
Net investment income(a)	3.72	1.71		3.35	3.12	3.00	2.74
Net realized and unrealized gain on investments	25.18	4.18		32.95	4.09	5.09	17.82
Total from investment operations	28.90	5.89		36.30	7.21	8.09	20.56
Distributions to shareholders from:
Net investment income	(3.78)	(1.75)		(3.27)	(3.09)	(3.03)	(2.75)
Net asset value at end of period	$212.34	$187.22		$183.08	$150.05	$145.93	$140.87
Market price at end of period(b)	$212.32	$187.43
Net Asset Value Total Return(c)	15.64%	3.20%		24.40%	4.99%	5.87%	16.86%
Market Price Total Return(c)	15.50%	3.20%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$838,904	$683,491		$686,711	$577,802	$496,264	$598,797
Ratio to average net assets of:
Expenses	0.20%	0.20	%(d)	0.20%	0.20%	0.20%	0.20%
Net investment income	1.89%	1.81	%(d)	2.00%	2.13%	2.11%	2.08%
Portfolio turnover rate(e)	8%	1%		4%	7%	8%	6%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

41

Financial Highlights (continued)

Invesco S&P Midcap 400® Pure Growth ETF (RFG)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$154.65	$150.04		$119.22	$128.31	$123.30	$115.31
Net investment income(a)	1.07	0.22		0.90	0.59	0.70	0.75
Net realized and unrealized gain (loss) on investments	(2.69)	4.77		30.73	(9.10)	5.10	7.93
Total from investment operations	(1.62)	4.99		31.63	(8.51)	5.80	8.68
Distributions to shareholders from:
Net investment income	(1.17)	(0.38)		(0.81)	(0.58)	(0.71)	(0.69)
Return of capital	—	—		—	—	(0.08)	—
Total distributions	(1.17)	(0.38)		(0.81)	(0.58)	(0.79)	(0.69)
Net asset value at end of period	$151.86	$154.65		$150.04	$119.22	$128.31	$123.30
Market price at end of period(b)	$151.97	$154.80
Net Asset Value Total Return(c)	(1.05)%	3.32%		26.59%	(6.65)%	4.71%	7.53%
Market Price Total Return(c)	(1.07)%	3.45%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$493,563	$595,412		$585,170	$518,620	$769,872	$745,942
Ratio to average net assets of:
Expenses	0.35%	0.35	%(d)	0.35%	0.35%	0.35%	0.35%
Net investment income	0.69%	0.29	%(d)	0.66%	0.48%	0.54%	0.62%
Portfolio turnover rate(e)	86%	70%		81%	78%	102%	75%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

42

Financial Highlights (continued)

Invesco S&P Midcap 400® Pure Value ETF (RFV)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$65.71	$65.44		$53.46	$50.79	$52.71	$48.42
Net investment income(a)	0.81	0.49		0.75	0.69	0.86	0.71
Net realized and unrealized gain (loss) on investments	3.90	0.21		12.01	2.65	(1.96)	4.18
Total from investment operations	4.71	0.70		12.76	3.34	(1.10)	4.89
Distributions to shareholders from:
Net investment income	(0.81)	(0.43)		(0.78)	(0.67)	(0.82)	(0.60)
Net asset value at end of period	$69.61	$65.71		$65.44	$53.46	$50.79	$52.71
Market price at end of period(b)	$69.69	$65.78
Net Asset Value Total Return(c)	7.25%	1.05%		23.93%	6.65%	(2.12)%	10.14%
Market Price Total Return(c)	7.25%	1.19%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$142,737	$101,890		$108,015	$165,753	$104,142	$118,631
Ratio to average net assets of:
Expenses	0.35%	0.35	%(d)	0.35%	0.35%	0.35%	0.35%
Net investment income	1.20%	1.47	%(d)	1.21%	1.36%	1.62%	1.38%
Portfolio turnover rate(e)	57%	44%		76%	47%	59%	40%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

Invesco S&P SmallCap 600® Pure Growth ETF (RZG)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$114.43	$111.12		$82.65	$85.26	$80.56	$74.23
Net investment income(a)	0.32	0.36		0.46	0.79	0.47	0.31
Net realized and unrealized gain (loss) on investments	1.32	3.33		28.43	(2.69)	4.70	6.33
Total from investment operations	1.64	3.69		28.89	(1.90)	5.17	6.64
Distributions to shareholders from:
Net investment income	(0.48)	(0.38)		(0.42)	(0.71)	(0.47)	(0.31)
Net asset value at end of period	$115.59	$114.43		$111.12	$82.65	$85.26	$80.56
Market price at end of period(b)	$115.58	$114.61
Net Asset Value Total Return(c)	1.43%	3.32%		35.01%	(2.20)%	6.42%	8.96%
Market Price Total Return(c)	1.26%	3.36%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$236,954	$263,179		$238,904	$152,910	$225,933	$104,723
Ratio to average net assets of:
Expenses	0.35%	0.35	%(d)	0.35%	0.35%	0.35%	0.35%
Net investment income	0.26%	0.64	%(d)	0.45%	0.97%	0.55%	0.39%
Portfolio turnover rate(e)	71%	56%		70%	92%	62%	78%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

43

Financial Highlights (continued)

Invesco S&P SmallCap 600® Pure Value ETF (RZV)

	Year Ended April 30, 2019	Six Months Ended April 30, 2018		Years Ended October 31,
				2017	2016	2015	2014
Per Share Operating Performance:
Net asset value at beginning of period	$71.57	$70.68		$60.52	$57.76	$62.54	$57.37
Net investment income(a)	0.99	0.46		0.62	0.47	0.71	0.44
Net realized and unrealized gain (loss) on investments	(4.02)	0.86		10.18	2.69	(4.79)	5.14
Total from investment operations	(3.03)	1.32		10.80	3.16	(4.08)	5.58
Distributions to shareholders from:
Net investment income	(1.07)	(0.43)		(0.64)	(0.40)	(0.70)	(0.41)
Net asset value at end of period	$67.47	$71.57		$70.68	$60.52	$57.76	$62.54
Market price at end of period(b)	$67.53	$71.64
Net Asset Value Total Return(c)	(4.27)%	1.87%		17.88%	5.50%	(6.60)%	9.73%
Market Price Total Return(c)	(4.28)%	1.76%
Ratios/Supplemental Data:
Net assets at end of period (000’s omitted)	$192,279	$164,625		$236,795	$193,665	$150,190	$171,990
Ratio to average net assets of:
Expenses	0.35%	0.35	%(d)	0.35%	0.35%	0.35%	0.35%
Net investment income	1.38%	1.28	%(d)	0.91%	0.83%	1.15%	0.73%
Portfolio turnover rate(e)	52%	48%		68%	51%	52%	51%

(a)	Based on average shares outstanding.
(b)	The mean between the last bid and ask prices.
(c)

Net asset value total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Net asset value total return includes adjustments in accordance with accounting principles generally accepted in the United States of America and as such, the net asset value for financial reporting purposes and the returns based upon those net asset values may differ from the net asset value and returns for shareholder transactions. Market price total return is calculated assuming an initial investment made at the market price at the beginning of the period, reinvestment of all dividends and distributions at market price during the period, and sale at the market price on the last day of the period. Total investment returns calculated for a period of less than one year are not annualized.

(d)	Annualized.
(e)	Portfolio turnover rate is not annualized for periods less than one year, if applicable, and does not include securities received or delivered from processing creations or redemptions.

See accompanying Notes to Financial Statements which are an integral part of the financial statements.

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Notes to Financial Statements

Invesco Exchange-Traded Fund Trust

April 30, 2019

NOTE 1—Organization

Invesco Exchange-Traded Fund Trust (the “Trust”) was organized as a Massachusetts business trust on June 9, 2000 and is authorized to have multiple series of portfolios. The Trust is an open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”). This report includes the following portfolios:

Full Name	Short Name
Invesco S&P 500® Pure Growth ETF (RPG)	“S&P 500® Pure Growth ETF”
Invesco S&P 500® Pure Value ETF (RPV)	“S&P 500® Pure Value ETF”
Invesco S&P 500® Top 50 ETF (XLG)	“S&P 500® Top 50 ETF”
Invesco S&P Midcap 400® Pure Growth ETF (RFG)	“S&P Midcap 400® Pure Growth ETF”
Invesco S&P Midcap 400® Pure Value ETF (RFV)	“S&P Midcap 400® Pure Value ETF”
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)	“S&P SmallCap 600® Pure Growth ETF”
Invesco S&P SmallCap 600® Pure Value ETF (RZV)	“S&P SmallCap 600® Pure Value ETF”

Each portfolio (each, a “Fund”, and collectively, the “Funds”) represents a separate series of the Trust. The shares of the Funds are referred to herein as “Shares” or “Fund’s Shares.” Each Fund’s shares are listed and traded on NYSE Arca, Inc.

The market price of each Share may differ to some degree from the Fund’s net asset value (“NAV”). Unlike conventional mutual funds, each Fund issues and redeems Shares on a continuous basis, at NAV, only in a large specified number of Shares, each called a “Creation Unit.” Creation Units are issued and redeemed principally in exchange for the deposit or delivery of a basket of securities (“Deposit Securities”). Except when aggregated in Creation Units by Authorized Participants, the Shares are not individually redeemable securities of the Funds.

The investment objective of each of the Funds is to replicate as closely as possible, before fees and expenses, the daily performance of its respective index listed below (each, an Underlying Index):

Fund	Underlying Index
S&P 500® Pure Growth ETF	S&P 500® Pure Growth Index
S&P 500® Pure Value ETF	S&P 500® Pure Value Index
S&P 500® Top 50 ETF	S&P 500® Top 50 Index
S&P Midcap 400® Pure Growth ETF	S&P MidCap 400® Pure Growth Index
S&P Midcap 400® Pure Value ETF	S&P MidCap 400® Pure Value Index
S&P SmallCap 600® Pure Growth ETF	S&P SmallCap 600® Pure Growth Index
S&P SmallCap 600® Pure Value ETF	S&P SmallCap 600® Pure Value Index

NOTE 2—Significant Accounting Policies

The following is a summary of the significant accounting policies followed by the Funds in preparation of their financial statements.

Each Fund is an investment company and accordingly follows the investment company accounting and reporting guidance in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 946, Financial Services—Investment Companies.

A.	Security Valuation — Securities, including restricted securities, are valued according to the following policies:

A security listed or traded on an exchange (except convertible securities) is generally valued at its last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded or, lacking any sales or official closing price on a particular day, the security may be valued at the closing bid price on that day. Securities traded in the over-the-counter market are valued based on prices furnished by independent pricing services or market makers. When such securities are valued by an independent pricing service they may be considered fair valued. Futures contracts are valued at the final settlement price set by an exchange on which they are principally traded. Listed options are valued at the mean between the last bid and asked prices from the exchange on which they are principally traded, or at the final settlement price set by such exchange. Swaps and options not listed on an exchange are valued by an independent source. For purposes of determining NAV per Share, futures and option contracts generally are valued 15 minutes after the close of the customary trading session of the New York Stock Exchange (“NYSE”).

45

Investment companies are valued using such company’s NAV per share, unless the shares are exchange-traded, in which case they are valued at the last sales price or official closing price as of the close of the customary trading session on the exchange where the security is principally traded.

Debt obligations (including convertible securities) and unlisted equities are fair valued using an evaluated quote provided by an independent pricing service. Evaluated quotes provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as institution-size trading in similar groups of securities, developments related to specific securities, dividend rate (for unlisted equities), yield (for debt obligations), quality, type of issue, coupon rate (for debt obligations), maturity (for debt obligations), individual trading characteristics and other market data. Securities with a demand feature exercisable within one to seven days are valued at par. Pricing services generally value debt obligations assuming orderly transactions of institutional round lot size, but a Fund may hold or transact in the same securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. Debt obligations are subject to interest rate and credit risks. In addition, all debt obligations involve some risk of default with respect to interest and/or principal payments.

Foreign securities’ (including foreign exchange contracts’) prices are converted into U.S. dollar amounts using the applicable exchange rates as of the close of the London world markets. If market quotations are available and reliable for foreign exchange-traded equity securities, the securities will be valued at the market quotations. Because trading hours for certain foreign securities end before the close of the NYSE, closing market quotations may become unreliable. If between the time trading ends on a particular security and the close of the customary trading session on the NYSE, events occur that Invesco Capital Management LLC (the “Adviser”) determines are significant and make the closing price unreliable, a Fund may fair value the security. If the event is likely to have affected the closing price of the security, the security will be valued at fair value in good faith using procedures approved by the Board of Trustees. Adjustments to closing prices to reflect fair value may also be based on a screening process of an independent pricing service to indicate the degree of certainty, based on historical data, that the closing price in the principal market where a foreign security trades is not the current value as of the close of the NYSE. Foreign securities’ prices meeting the approved degree of certainty that the price is not reflective of current value will be priced at the indication of fair value from the independent pricing service. Multiple factors may be considered by the independent pricing service in determining adjustments to reflect fair value and may include information relating to sector indices, American Depositary Receipts and domestic and foreign index futures. Foreign securities may have additional risks including exchange rate changes, the potential for sharply devalued currencies and high inflation, political and economic upheaval, the relative lack of issuer information, relatively low market liquidity and the potential lack of strict financial and accounting controls and standards.

Securities for which market prices are not provided by any of the above methods may be valued based upon quotes furnished by independent sources. The last bid price may be used to value exchange-traded equity securities. The mean between the last bid and asked prices may be used to value debt obligations, including corporate loans, and unlisted equity securities.

Securities for which market quotations are not readily available or became unreliable are valued at fair value as determined in good faith following procedures approved by the Board of Trustees. Issuer-specific events, market trends, bid/asked quotes of brokers and information providers and other market data may be reviewed in the course of making a good faith determination of a security’s fair value.

Each Fund may invest in securities that are subject to interest rate risk, meaning the risk that the prices will generally fall as interest rates rise and, conversely, the prices will generally rise as interest rates fall. Specific securities differ in their sensitivity to changes in interest rates depending on their individual characteristics. Changes in interest rates may result in increased market volatility, which may affect the value and/or liquidity of certain Fund investments.

Valuations change in response to many factors, including the historical and prospective earnings of the issuer, the value of the issuer’s assets, general economic conditions, interest rates, investor perceptions and market liquidity. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

B.	Other Risks

Authorized Participant Concentration Risk. Only Authorized Participants (“APs”) may engage in creation or redemption transactions directly with each Fund. Each Fund has a limited number of institutions that may act as APs, and such APs have no obligation to submit creation or redemption orders. Consequently, there is no assurance that those APs will establish or maintain an active trading market for the Shares. This risk may be heightened to the extent that securities underlying each Fund are traded outside a collateralized settlement system. In that case, APs may be required to post collateral on certain trades on an agency basis (i.e., on behalf of other market participants), which only a limited number of APs may be able to do. In addition, to the extent that APs exit the business or are unable to proceed with creation and/or redemption orders with respect to each Fund and no other AP is able to step forward to create or redeem Creation Units, this may result in a significantly diminished trading market for Fund Shares, which may be more likely to trade at a premium or discount to each Fund’s NAV and possibly face trading halts and/or delisting. This risk may be heightened for Funds that invest in non-U.S. securities, which may have lower trading volumes.

46

Equity Risk. Equity risk is the risk that the value of equity securities, including common stocks, may fall due to both changes in general economic conditions that impact the market as a whole, as well as factors that directly relate to a specific company or its industry. Such general economic conditions include changes in interest rates, periods of market turbulence or instability, or general and prolonged periods of economic decline and cyclical change. It is possible that a drop in the stock market may depress the price of most or all of the common stocks that each Fund holds. In addition, equity risk includes the risk that investor sentiment toward particular industries will become negative. The value of a company’s common stock may fall solely because of factors, such as an increase in production costs, that negatively impact other companies in the same region, industry or sector of the market. A company’s common stock also may decline significantly in price over a short period of time due to factors specific to that company, including decisions made by its management or lower demand for the company’s products or services. For example, an adverse event, such as an unfavorable earnings report or the failure to make anticipated dividend payments, may depress the value of common stock.

Industry Concentration Risk. In following its methodology, each Fund’s Underlying Index from time to time may be concentrated to a significant degree in securities of issuers operating in a single industry or industry group. To the extent that each Underlying Index concentrates in the securities of issuers in a particular industry or industry group, the corresponding Fund will also concentrate its investments to approximately the same extent. By concentrating its investments in an industry or industry group, each Fund faces more risks than if it were diversified broadly over numerous industries or industry groups. Such industry-based risks, any of which may adversely affect the companies in which each Fund invests, may include, but are not limited to, legislative or regulatory changes, adverse market conditions and/or increased competition within the industry or industry group. In addition, at times, such industry or industry group may be out of favor and underperform other industries, industry groups or the market as a whole.

Non-Correlation Risk. Each Fund’s return may not match the return of its Underlying Index for a number of reasons. For example, each Fund incurs operating expenses not applicable to its Underlying Index, and incurs costs in buying and selling securities, especially when rebalancing the Fund’s securities holdings to reflect changes in the composition of its Underlying Index. In addition, the performance of each Fund and its Underlying Index may vary due to asset valuation differences and differences between each Fund’s portfolio and its Underlying Index resulting from legal restrictions, costs or liquidity constraints.

Non-Diversified Fund Risk. Each Fund is non-diversified and can invest a greater portion of its assets in securities of individual issuers than a diversified fund. As a result, changes in the market value of a single issuer’s securities could cause greater fluctuations in the value of the Shares than would occur in a diversified fund. This may increase a Fund’s volatility and cause the performance of a relatively small number of issuers to have a greater impact on a Fund’s performance.

Index Risk. Unlike many investment companies, the Funds do not utilize investing strategies that seek returns in excess of their Underlying Indexes. Therefore, a Fund would not necessarily buy or sell a security unless that security is added or removed, respectively, from its respective Underlying Index, even if that security generally is underperforming.

Small-and Mid-Capitalization Company Risk. For certain Funds, investing in securities of small- and mid-capitalization companies involves greater risk than customarily is associated with investing in larger, more established companies. These companies’ securities may be more volatile and less liquid than those of more established companies. These securities may have returns that vary, sometimes significantly, from the overall securities market. Often small- and mid-capitalization companies and the industries in which they focus are still evolving and, as a result, they may be more sensitive to changing market conditions.

C.

Investment Transactions and Investment Income — Investment transactions are accounted for on a trade date basis. Realized gains and losses from the sale or disposition of securities are computed on the specific identified cost basis. Interest income is recorded on the accrual basis from settlement date. Pay-in-kind interest income and non-cash dividend income received in the form of securities in-lieu of cash are recorded at the fair value of the securities received. Dividend income (net of withholding tax, if any) is recorded on the ex-dividend date. Realized gains, dividends and interest received by a Fund may give rise to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes.

The Funds may periodically participate in litigation related to each Fund’s investments. As such, the Funds may receive proceeds from litigation settlements. Any proceeds received are included in the Statements of Operations as realized gain (loss) for investments no longer held and as unrealized gain (loss) for investments still held.

Brokerage commissions and mark ups are considered transaction costs and are recorded as an increase to the cost basis of securities purchased and/or a reduction of proceeds on a sale of securities. Such transaction costs are included in the determination of net realized and unrealized gain (loss) from investment securities reported in the Statements of Operations and the Statements of Changes in Net Assets and the net realized and unrealized gains (losses) on securities per share in the Financial Highlights. Transaction costs are included in the calculation of each Fund’s NAV and, accordingly, they reduce each Fund’s total returns. These transaction costs are not considered operating expenses and are not reflected in net investment income reported in the Statements of Operations and the Statements of Changes in Net Assets, or the net investment income per share and the ratios of expenses and net investment income reported in the Financial Highlights, nor are they limited by any expense limitation arrangements between each Fund and the Adviser.

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D.

Country Determination — For the purposes of presentation in the Schedules of Investments, the Adviser may determine the country in which an issuer is located and/or credit risk exposure based on various factors. These factors include whether each Fund’s Underlying Index has made a country determination and may include the laws of the country under which the issuer is organized, where the issuer maintains a principal office, the country in which the issuer derives 50% or more of its total revenues and the country that has the primary market for the issuer’s securities, as well as other criteria. Among the other criteria that may be evaluated for making this determination are the country in which the issuer maintains 50% or more of its assets, the type of security, financial guarantees and enhancements, the nature of the collateral and the sponsor organization. Country of issuer and/or credit risk exposure has been determined to be the United States of America, unless otherwise noted.

E.

Dividends and Distributions to Shareholders — Each Fund declares and pays dividends from net investment income, if any, to its shareholders quarterly and records such dividends on ex-dividend date. Generally, each Fund distributes net realized taxable capital gains, if any, annually in cash and records them on ex-dividend date. Such distributions on a tax basis are determined in conformity with federal income tax regulations, which may differ from accounting principles generally accepted in the United States of America (“GAAP”). Distributions in excess of tax basis earnings and profits, if any, are reported in such Fund’s financial statements as a tax return of capital at fiscal year-end.

F.

Federal Income Taxes — Each Fund intends to comply with the provisions of the Internal Revenue Code of 1986, as amended (the “Internal Revenue Code”), applicable to regulated investment companies and to distribute substantially all of the Fund’s taxable earnings to its shareholders. As such, the Funds will not be subject to federal income taxes on otherwise taxable income (including net realized gains) that is distributed to the shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

Each Fund recognizes the tax benefits of uncertain tax positions only when the position is more likely than not to be sustained. Management has analyzed each Fund’s uncertain tax positions and concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions. Management is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next 12 months.

Income and capital gain distributions are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing book and tax treatments for in-kind transactions, losses deferred due to wash sales, and passive foreign investment company adjustments, if any.

The Funds file U.S. federal tax returns and tax returns in certain other jurisdictions. Generally, a Fund is subject to examinations by such taxing authorities for up to three years after the filing of the return for the tax period.

G.

Expenses — Expenses of the Trust that are directly identifiable to a specific Fund are applied to that Fund. Expenses of the Trust that are not readily identifiable to a specific Fund are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative net assets of each Fund.

Each Fund has agreed to pay an annual unitary management fee to the Adviser. Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the costs of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

To the extent a Fund invests in other investment companies, the expenses shown in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses of the investment companies in which it invests. The effects of such investment companies’ expenses are included in the realized and unrealized gain or loss on the investments in the investment companies.

H.

Accounting Estimates — The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements, including estimates and assumptions related to taxation. Actual results could differ from these estimates. In addition, the Funds monitor for material events or transactions that may occur or become known after the period-end date and before the date the financial statements are released to print.

I.

Indemnifications — Under the Trust’s organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. Each Board member who is not an “interested person” (as defined in the 1940 Act) of the Trust (each, an “Independent Trustee”) is also indemnified against certain liabilities arising out of the performance of his duties to the Trust pursuant to an Indemnification Agreement between such trustee and the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Trust that have not yet occurred. However, based on experience, the Trust believes the risk of loss to be remote.

J.

Securities Lending — During the fiscal year ended April 30, 2019, Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF participated in securities lending. Each Fund loaned portfolio securities having a market value up to one-third of each Fund’s total assets. Such loans are secured by cash collateral equal to no less than 102% (105% for international securities) of the market value of the loaned securities determined daily by the securities lending provider. Cash collateral received in connection with these loans is generally invested in an affiliated money market fund and is shown as such on the Schedules of Investments. Each Fund bears the risk

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of loss with respect to the investment of collateral. It is the policy of these Funds to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day, following the valuation date of the securities loaned. Therefore, the value of the collateral held may be temporarily less than the value of the securities on loan. When loaning securities, each Fund retains certain benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. Lending securities entails a risk of loss to each Fund if, and to the extent that, the market value of the securities loaned were to increase, and the borrower did not increase the collateral accordingly, and the borrower failed to return the securities. The securities loaned are subject to termination at the option of the borrower or each Fund. Upon termination, the borrower will return to each Fund the securities loaned and each Fund will return the collateral. Upon the failure of the borrower to return the securities, collateral may be liquidated and the securities may be purchased on the open market to replace the loaned securities. Each Fund could experience delays and costs in gaining access to the collateral and the securities may lose value during the delay which could result in potential losses to each Fund. Some of these losses may be indemnified by the lending agent. Each Fund bears the risk of any deficiency in the amount of the collateral available for return to the borrower due to any loss on the collateral invested. Dividends received on cash collateral investments for securities lending transactions, which are net of compensation to counterparties, are included in Securities lending income on the Statements of Operations. The aggregate value of securities out on loan, if any, is shown on the Statements of Assets and Liabilities.

K.

Distributions from Distributable Earnings — In accordance with the Securities and Exchange Commission’s issuance of Disclosure Update and Simplification, the Funds have presented the total, rather than the components, of distributions to shareholders, except for tax return of capital distributions, if any, in the Statements of Changes in Net Assets.

For the period November 1, 2017 through April 30, 2018 and the fiscal year ended October 31, 2017, distributions from distributable earnings consisted of distributions from net investment income.

NOTE 3—Investment Advisory Agreement and Other Agreements

The Trust has entered into an Investment Advisory Agreement with the Adviser on behalf of each Fund, pursuant to which the Adviser has overall responsibility for the selection and ongoing monitoring of each Fund’s investments, managing each Fund’s business affairs and providing certain clerical, bookkeeping and other administrative services. Pursuant to the Investment Advisory Agreement, each Fund accrues daily and pays monthly to the Adviser an annual unitary management fee equal to a percentage of its average daily net assets as follows:

Unitary Management Fees (as a % of Net Assets)
S&P 500® Pure Growth ETF	0.35%
S&P 500® Pure Value ETF	0.35%
S&P 500® Top 50 ETF	0.20%
S&P Midcap 400® Pure Growth ETF	0.35%
S&P Midcap 400® Pure Value ETF	0.35%
S&P SmallCap 600® Pure Growth ETF	0.35%
S&P SmallCap 600® Pure Value ETF	0.35%

Out of the unitary management fee, the Adviser has agreed to pay for substantially all expenses of the Funds, including the cost of transfer agency, custody, fund administration, legal, audit and other services, except for advisory fees, distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses.

The Adviser has agreed to waive fees and/or pay Fund expenses to the extent necessary to prevent the operating expense of the Fund (excluding interest expenses, brokerage commissions and other trading expenses, taxes and litigation expenses, acquired fund fees and expenses, if applicable, and extraordinary expenses) from exceeding a percentage of the Fund’s average daily net assets per year (the “Expense Cap’’) through at least April 6, 2020, and neither the Adviser nor the Fund can discontinue the agreement prior to its expiration. For each Fund, the Adviser did not waive fees and/or pay Fund expenses during the period under this Expense Cap. The limits are listed below:

	Expense Caps	Contract End Date
S&P 500® Pure Growth ETF	0.35%	04/06/20
S&P 500® Pure Value ETF	0.35%	04/06/20
S&P 500® Top 50 ETF	0.20%	04/06/20
S&P Midcap 400® Pure Growth ETF	0.35%	04/06/20
S&P Midcap 400® Pure Value ETF	0.35%	04/06/20
S&P SmallCap 600® Pure Growth ETF	0.35%	04/06/20
S&P SmallCap 600® Pure Value ETF	0.35%	04/06/20

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Additionally, through at least August 31, 2021, the Adviser has contractually agreed to waive a portion of each Fund’s management fee in an amount equal to 100% of the net advisory fees an affiliate of the Adviser receives that are attributable to certain of the Fund’s investment in money market funds managed by that affiliate (excluding investment of cash collateral from securities lending). There is no guarantee that the Adviser will extend the waiver of these fees past that date.

For the year ended April 30, 2019, the Adviser waived fees and/or paid Fund expenses for each Fund in the following amounts:

S&P 500® Pure Growth ETF	$1,608
S&P 500® Pure Value ETF	1,606
S&P 500® Top 50 ETF	862
S&P Midcap 400® Pure Growth ETF	705
S&P Midcap 400® Pure Value ETF	693
S&P SmallCap 600® Pure Growth ETF	208
S&P SmallCap 600® Pure Value ETF	256

The Trust has entered in a Distribution Agreement with Invesco Distributors, Inc. (the “Distributor”), which serves as the distributor of Creation Units for each Fund. The Distributor does not maintain a secondary market in the Shares. The Funds are not charged any fees pursuant to the Distribution Agreement. The Distributor is an affiliate of the Adviser.

The Trust has entered into service agreements whereby The Bank of New York Mellon, a wholly-owned subsidiary of The Bank of New York Mellon Corporation, serves as the administrator, custodian, fund accountant and transfer agent for each Fund.

The Adviser has entered into licensing agreements on behalf of each Fund with S&P Dow Jones Indices LLC (the “Licensor”).

Each Underlying Index name trademark is owned by the Licensor. These trademarks have been licensed to the Adviser for use by the Funds. Each Fund is entitled to use its Underlying Index pursuant to the Trust’s sub-licensing agreement with the Adviser. The Funds are not sponsored, endorsed, sold or promoted by the Licensor, and the Licensor makes no representation regarding the advisability of investing in any of the Funds.

NOTE 4—Investments in Affiliates

The Adviser and Invesco Mortgage Capital, Inc. are wholly-owned subsidiaries of Invesco Ltd. and therefore, Invesco Ltd. and Invesco Mortgage Capital, Inc. are considered to be affiliated with the Funds. The tables below show certain Funds’ transactions in, and earnings from, investments in affiliates (excluding affiliated money market funds) for the fiscal year ended April 30, 2019.

S&P 500® Pure Value ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Ltd.	$2,388,779	$9,161,425	$(1,330,680)	$2,122,123	$40,865	$12,382,512	$247,148

S&P SmallCap 600® Pure Value ETF

	Value April 30, 2018	Purchases at Cost	Proceeds from Sales	Change in Unrealized Appreciation	Realized Gain (Loss)	Value April 30, 2019	Dividend Income
Invesco Mortgage Capital, Inc.	$682,894	$454,910	$(505,319)	$77,636	$(89,194)	$620,927	$68,751

NOTE 5—Additional Valuation Information

GAAP defines fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date, under current market conditions. GAAP establishes a hierarchy that prioritizes the inputs to valuation methods, giving the highest priority to readily available unadjusted quoted prices in an active market for identical assets (Level 1) and the lowest priority to significant unobservable inputs (Level 3), generally when market prices are not readily available or are unreliable. Based on the valuation inputs, the securities or other investments are tiered into one of three levels. Changes in valuation methods may result in transfers in or out of an investment’s assigned level:

Level 1 —	Prices are determined using quoted prices in an active market for identical assets.

Level 2 —

Prices are determined using other significant observable inputs. Observable inputs are inputs that other market participants may use in pricing a security. These may include quoted prices for similar securities, interest rates, prepayment speeds, credit risk, yield curves, loss severities, default rates, discount rates, volatilities and others.

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Level 3 —

Prices are determined using significant unobservable inputs. In situations where quoted prices or observable inputs are unavailable (for example, when there is little or no market activity for an investment at the end of the period), unobservable inputs may be used. Unobservable inputs reflect a Fund’s own assumptions about the factors market participants would use in determining fair value of the securities or instruments and would be based on the best available information.

Except for the Fund listed below, as of April 30, 2019, all of the securities in each Fund were valued based on Level 1 inputs (see the Schedules of Investments for security categories). The level assigned to the securities valuations may not be an indication of the risk or liquidity associated with investing in those securities. Because of the inherent uncertainties of valuation, the values reflected in the financial statements may materially differ from the value received upon actual sale of those investments.

	Level 1	Level 2	Level 3	Total
S&P SmallCap 600® Pure Value ETF
Investments in Securities
Common Stocks & Other Equity Interests	$192,176,243	$—	$5,606	$192,181,849
Money Market Funds	8,559,639	—	—	8,559,639

Total Investments	$200,735,882	$—	$5,606	$200,741,488

NOTE 6—Distributions to Shareholders and Tax Components of Net Assets

Tax Character of Distributions to Shareholder Paid During the Year Ended April 30, 2019, Period November 1, 2017 to April 30, 2018 and Year Ended October 31, 2017:

	2019	2018	2017
	Ordinary Income	Ordinary Income	Ordinary Income
S&P 500® Pure Growth ETF	$11,700,928	$5,229,876	$13,278,946
S&P 500® Pure Value ETF	20,818,512	8,749,124	16,800,045
S&P 500® Top 50 ETF	14,318,678	6,688,046	12,471,172
S&P Midcap 400® Pure Growth ETF	4,283,416	1,653,088	3,297,427
S&P Midcap 400® Pure Value ETF	1,390,448	873,890	1,979,370
S&P SmallCap 600® Pure Growth ETF	1,100,625	831,382	850,483
S&P SmallCap 600® Pure Value ETF	2,712,991	1,184,577	1,947,059

Tax Components of Net Assets at Fiscal Year-End:

	Undistributed Ordinary Income	Net Unrealized Appreciation- Investments	Capital Loss Carryforwards	Shares of Beneficial Interest	Total Net Assets
S&P 500® Pure Growth ETF	$1,898,173	$514,572,553	$(409,907,792)	$2,735,595,754	$2,842,158,688
S&P 500® Pure Value ETF	1,085,557	54,800,782	(228,969,584)	1,101,966,713	928,883,468
S&P 500® Top 50 ETF	907,375	202,510,911	(17,203,975)	652,689,618	838,903,929
S&P Midcap 400® Pure Growth ETF	—	71,216,680	(185,527,528)	607,873,653	493,562,805
S&P Midcap 400® Pure Value ETF	57,822	18,098,654	(39,486,284)	164,066,613	142,736,805
S&P SmallCap 600® Pure Growth ETF	—	20,603,819	(92,762,223)	309,111,912	236,953,508
S&P SmallCap 600® Pure Value ETF	—	7,266,769	(94,903,967)	279,915,782	192,278,584

Capital loss carryforwards are calculated and reported as of a specific date. Results of transactions and other activity after that date may affect the amount of capital loss carryforwards actually available for the Funds to utilize. Capital losses generated in years beginning after December 22, 2010 can be carried forward for an unlimited period, whereas previous losses expire in eight tax years. Capital losses with an expiration period may not be used to offset capital gains until all net capital losses without an expiration date have been utilized. Capital loss carryforwards with no expiration date will retain their character as either short-term or long-term capital losses instead of as short-term capital losses as under prior law. The ability to utilize capital loss carryforwards in the future may be limited under the Internal Revenue Code and related regulations based on the results of future transactions.

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The following table presents available capital loss carryforwards for each Fund as of April 30, 2019:

	Post-effective/no expiration
	Short-Term	Long-Term	Total*
S&P 500® Pure Growth ETF	$236,025,344	$173,882,448	$409,907,792
S&P 500® Pure Value ETF	80,546,163	148,423,421	228,969,584
S&P 500® Top 50 ETF	5,036,434	12,167,541	17,203,975
S&P Midcap 400® Pure Growth ETF	108,921,726	76,605,802	185,527,528
S&P Midcap 400® Pure Value ETF	19,599,251	19,887,033	39,486,284
S&P SmallCap 600® Pure Growth ETF	63,771,012	28,991,211	92,762,223
S&P SmallCap 600® Pure Value ETF	44,033,267	50,870,700	94,903,967

*

Capital loss carryforward as of the date listed above is reduced for limitations, if any, to the extent required by the Internal Revenue Code and may be further limited depending upon a variety of factors, including the realization of net unrealized gains or losses as of the date of any reorganization.

NOTE 7—Investment Transactions

For the fiscal year ended April 30, 2019, the cost of securities purchased and proceeds from sales of securities (other than short-term securities, U.S. Treasury obligations, money market funds and in-kind transactions, if any) were as follows:

	Purchases	Sales
S&P 500® Pure Growth ETF	$1,555,463,907	$1,541,486,573
S&P 500® Pure Value ETF	341,718,252	334,554,244
S&P 500® Top 50 ETF	58,732,813	62,953,358
S&P Midcap 400® Pure Growth ETF	485,283,340	489,983,610
S&P Midcap 400® Pure Value ETF	66,576,555	67,405,388
S&P SmallCap 600® Pure Growth ETF	208,562,310	216,629,851
S&P SmallCap 600® Pure Value ETF	93,395,527	93,322,287

For the fiscal year ended April 30, 2019, in-kind transactions associated with creations and redemptions were as follows:

	Cost of Securities Received	Value of Securities Delivered
S&P 500® Pure Growth ETF	$1,493,462,719	$1,171,531,118
S&P 500® Pure Value ETF	456,427,870	407,397,924
S&P 500® Top 50 ETF	211,716,263	141,200,222
S&P Midcap 400® Pure Growth ETF	200,812,031	277,013,385
S&P Midcap 400® Pure Value ETF	60,853,011	30,248,965
S&P SmallCap 600® Pure Growth ETF	240,513,402	249,890,266
S&P SmallCap 600® Pure Value ETF	97,970,361	62,921,507

Gains (losses) on in-kind transactions are generally not considered taxable gains (losses) for federal income tax purposes.

At April 30, 2019, the aggregate cost of investments, including any derivatives, on a tax basis includes adjustments for financial reporting purposes as of the most recently completed federal income tax reporting period-end:

	Gross Unrealized Appreciation	Gross Unrealized (Depreciation)	Net Unrealized Appreciation (Depreciation)	Cost
S&P 500® Pure Growth ETF	$531,636,371	$(17,063,818)	$514,572,553	$2,326,890,074
S&P 500® Pure Value ETF	106,651,751	(51,850,969)	54,800,782	887,886,267
S&P 500® Top 50 ETF	240,783,929	(38,273,018)	202,510,911	635,849,802
S&P Midcap 400® Pure Growth ETF	84,189,873	(12,973,193)	71,216,680	432,301,526
S&P Midcap 400® Pure Value ETF	24,213,007	(6,114,353)	18,098,654	132,683,614
S&P SmallCap 600® Pure Growth ETF	31,561,193	(10,957,374)	20,603,819	227,392,197
S&P SmallCap 600® Pure Value ETF	31,133,981	(23,867,212)	7,266,769	193,474,719

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NOTE 8—Reclassification of Permanent Differences

Primarily as a result of differing book/tax treatment of in-kind transactions and expired capital loss carryforwards, amounts were reclassified between undistributed net investment income (loss), undistributed net realized gain (loss) and Shares of beneficial interest. These reclassifications had no effect on the net assets of each Fund. For the fiscal year ended April 30, 2019, the reclassifications were as follows:

	Undistributed Net Investment Income	Undistributed Net Realized Gain (Loss)	Shares of Beneficial Interest
S&P 500® Pure Growth ETF	$—	$(244,871,808)	$244,871,808
S&P 500® Pure Value ETF	—	(43,850,547)	43,850,547
S&P 500® Top 50 ETF	—	(56,433,282)	56,433,282
S&P Midcap 400® Pure Growth ETF	337,351	(64,632,059)	64,294,708
S&P Midcap 400® Pure Value ETF	—	(4,544,613)	4,544,613
S&P SmallCap 600® Pure Growth ETF	284,028	(52,397,974)	52,113,946
S&P SmallCap 600® Pure Value ETF	86,637	(8,455,285)	8,368,648

NOTE 9—Trustees’ and Officer’s Fees

Trustees’ and Officer’s Fees include amounts accrued by the Funds to pay remuneration to the Independent Trustees and an Officer of the Trust. The Adviser, as a result of the unitary management fee, pays for such compensation for the Funds. The Trustee who is an “interested person” of the Trust does not receive any Trustees’ Fees.

The Trust has adopted a deferred compensation plan (the “Plan”). Under the Plan, each Independent Trustee who has executed a Deferred Fee Agreement (a “Participating Trustee”) may defer receipt of all or a portion of his compensation (“Deferral Fees”). Such Deferral Fees are deemed to be invested in select Invesco Funds. The Deferral Fees payable to the Participating Trustee are valued as of the date such Deferral Fees would have been paid to the Participating Trustee. The value increases with contributions or with increases in the value of the Shares selected, and the value decreases with distributions or with declines in the value of the Shares selected. Obligations under the Plan represent unsecured claims against the general assets of the Funds.

NOTE 10—Capital

Shares are issued and redeemed by the Funds only in creation unit size aggregations of 50,000 to 100,000 Shares. Transactions are permitted on an in-kind basis, with a separate cash payment, which is balancing each component to equate the transaction to the net asset value per share of the Fund on the transaction date.

To the extent that the Funds permit transactions in exchange for Deposit Securities, each Fund may issue Shares in advance of receipt of Deposit Securities subject to various conditions, including a requirement to maintain on deposit with the Trust cash at least equal to 105% of the market value of the missing Deposit Securities. In accordance with the Trust’s Participant Agreement, Creation Units will be issued to an Authorized Participant, notwithstanding the fact that the corresponding Deposit Securities have not been received in part or in whole, in reliance on the undertaking of the Authorized Participant to deliver the missing Deposit Securities as soon as possible, which undertaking shall be secured by the Authorized Participant’s delivery and maintenance of collateral consisting of cash in the form of U.S. dollars in immediately available funds having a value (marked-to-market daily) at least equal to 105%, which the Adviser may change from time to time, of the value of the missing Deposit Securities.

Certain transaction fees may be charged by the Funds for creations and redemptions, which are treated as increases in capital. Transactions in each Fund’s Shares are disclosed in detail in the Statements of Changes in Net Assets.

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Report of Independent Registered Public Accounting Firm

To the Board of Trustees of Invesco Exchange-Traded Fund Trust and Shareholders of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P 500® Top 50 ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of each of the funds listed in the table below (seven of the funds constituting Invesco Exchange-Traded Fund Trust, hereafter collectively referred to as the “Funds”) as of April 30, 2019, the related statements of operations for the year ended April 30, 2019, the statements of changes in net assets and the financial highlights for the year ended April 30, 2019 and for the six months ended April 30, 2018, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of April 30, 2019, the results of each of their operations for the year ended April 30, 2019, the changes in each of their net assets and the financial highlights for the year ended April 30, 2019 and for the six months ended April 30, 2018, in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Predecessor Fund
Invesco S&P 500® Pure Growth ETF	Guggenheim S&P 500® Pure Growth ETF
Invesco S&P 500® Pure Value ETF	Guggenheim S&P 500® Pure Value ETF
Invesco S&P 500® Top 50 ETF	Guggenheim S&P 500® Top 50 ETF
Invesco S&P MidCap 400® Pure Growth ETF	Guggenheim S&P MidCap 400® Pure Growth ETF
Invesco S&P MidCap 400® Pure Value ETF	Guggenheim S&P MidCap 400® Pure Value ETF
Invesco S&P SmallCap 600® Pure Growth ETF	Guggenheim S&P SmallCap 600® Pure Growth ETF
Invesco S&P SmallCap 600® Pure Value ETF	Guggenheim S&P SmallCap 600® Pure Value ETF

The financial statements of the Predecessor Funds listed in the table above as of and for the year ended October 31, 2017 and the financial highlights for each of the years ended on or prior to October 31, 2017 (not presented herein, other than the statements of changes in net assets and the financial highlights) were audited by other auditors whose report dated December 21, 2017 expressed an unqualified opinion on those financial statements and financial highlights.

Basis for Opinions

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of April 30, 2019 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.

PricewaterhouseCoopers LLP

Chicago, Illinois

June 26, 2019

54

Report of Independent Registered Public Accounting Firm (continued)

We have served as the auditor of one or more of the investment companies in the Invesco group of investment companies since at least 1995. We have not determined the specific year we began serving as auditor.

55

Calculating your ongoing Fund expenses

Example

As a shareholder of a Fund of the Invesco Exchange-Traded Fund Trust, you incur a unitary management fee. In addition to the unitary management fee, a shareholder may pay distribution fees, if any, brokerage expenses, taxes, interest, acquired fund fees and expenses, if any, litigation expenses and other extraordinary expenses. The expense examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held through the six-month period ended April 30, 2019.

Actual Expenses

The first line in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line in the following table provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed annualized rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only, and do not reflect any transactional costs such as sales charges and brokerage commissions. Therefore the second line in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P 500® Pure Growth ETF (RPG)
Actual	$1,000.00	$1,108.90	0.35%	$1.83
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Pure Value ETF (RPV)
Actual	1,000.00	1,037.70	0.35	1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P 500® Top 50 ETF (XLG)
Actual	1,000.00	1,094.60	0.20	1.04
Hypothetical (5% return before expenses)	1,000.00	1,023.80	0.20	1.00
Invesco S&P Midcap 400® Pure Growth ETF (RFG)
Actual	1,000.00	1,038.00	0.35	1.77
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P Midcap 400® Pure Value ETF (RFV)
Actual	1,000.00	1,070.30	0.35	1.80
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76
Invesco S&P SmallCap 600® Pure Growth ETF (RZG)
Actual	1,000.00	982.20	0.35	1.72
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

56

Calculating your ongoing Fund expenses (continued)

	Beginning Account Value November 1, 2018	Ending Account Value April 30, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period(1)
Invesco S&P SmallCap 600® Pure Value ETF (RZV)
Actual	$1,000.00	$977.60	0.35%	$1.72
Hypothetical (5% return before expenses)	1,000.00	1,023.06	0.35	1.76

(1)

Expenses are calculated using the annualized expense ratio, which represents the ongoing expenses as a percentage of net assets for the six-month period ended April 30, 2019. Expenses are calculated by multiplying the Fund’s annualized expense ratio by the average account value for the period, then multiplying the result by 181/365. Expense ratios for the most recent six-month period may differ from expense ratios based on the annualized data in the Financial Highlights.

57

Tax Information

Form 1099-DIV, Form 1042-S and other year–end tax information provide shareholders with actual calendar year amounts that should be included in their tax returns. Shareholders should consult their tax advisers.

The following distribution information is being provided as required by the Internal Revenue Code or to meet a specific state’s requirement.

Each Fund designates the following amounts or, if subsequently determined to be different, the maximum amount allowable for its fiscal year ended April 30, 2019:

	Qualified Dividend Income*	Corporate Dividends Received Deduction*
Invesco S&P 500® Pure Growth ETF	100%	100%
Invesco S&P 500® Pure Value ETF	100%	100%
Invesco S&P 500® Top 50 ETF	100%	99%
Invesco S&P MidCap 400® Pure Growth ETF	93%	93%
Invesco S&P MidCap 400® Pure Value ETF	100%	100%
Invesco S&P SmallCap 600® Pure Growth ETF	100%	100%
Invesco S&P SmallCap 600® Pure Value ETF	100%	100%

*	The above percentages are based on ordinary income dividends paid to shareholders during the fiscal year.

58

Trustees and Officers

The Independent Trustees of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by each Independent Trustee and the other directorships, if any, held by each Independent Trustee are shown below.

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Ronn R. Bagge—1958 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice Chairman of the Board; Chairman of the Nominating and Governance Committee and Trustee	Vice Chairman since 2018; Chairman of the Nominating and Governance Committee and Trustee since 2003	Founder and Principal, YQA Capital Management LLC (1998-Present); formerly, Owner/CEO of Electronic Dynamic Balancing Co., Inc. (high-speed rotating equipment service provider).	241	Trustee and Investment Oversight Committee member, Mission Aviation Fellowship (2017-Present).

Todd J. Barre—1957 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2010	Assistant Professor of Business, Trinity Christian College (2010-2016); formerly, Vice President and Senior Investment Strategist (2001-2008), Director of Open Architecture and Trading (2007-2008), Head of Fundamental Research (2004-2007), and Vice President and Senior Fixed Income Strategist (1994-2001), BMO Financial Group/Harris Private Bank.	241	None.

Marc M. Kole—1960 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Audit Committee and Trustee	Chairman of the Audit Committee since 2008; Trustee since 2006	Senior Director of Finance, By The Hand Club For Kids (not-for-profit) (2015-Present); formerly, Chief Financial Officer, Hope Network (social services) (2008-2012); Assistant Vice President and Controller, Priority Health (health insurance) (2005-2008); Regional Chief Financial Officer, United Healthcare (2005); Chief Accounting Officer, Senior Vice President of Finance, Oxford Health Plans (2000-2004); Audit Partner, Arthur Andersen LLP (1996-2000).	241	Treasurer (2018-Present), Finance Committee Member (2015-Present) and Audit Committee Member (2015), Thornapple Evangelical Covenant Church; formerly, Board and Finance Committee Member (2009-2017) and Treasurer (2010-2015, 2017), NorthPointe Christian Schools.

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

59

Trustees and Officers (continued)

Name, Address and Year of Birth of Independent Trustees	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Independent Trustees	Other Directorships Held by Independent Trustees During the Past 5 Years
Yung Bong Lim—1964 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Investment Oversight Committee and Trustee	Chairman of the Investment Oversight Committee since 2014; Trustee since 2013	Managing Partner, RDG Funds LLC (real estate) (2008-Present); formerly, Managing Director, Citadel LLC (1999-2007).	241	Advisory Board Member, Performance Trust Capital Partners, LLC (2008-Present); Board Director, Beacon Power Services, Corp. (2019-Present).

Gary R. Wicker—1961 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Trustee	Since 2013	Senior Vice President of Global Finance and Chief Financial Officer at RBC Ministries (publishing company) (2013-Present); formerly, Executive Vice President and Chief Financial Officer, Zondervan Publishing (a division of Harper Collins/NewsCorp) (2007-2012); Senior Vice President and Group Controller (2005-2006), Senior Vice President and Chief Financial Officer (2003-2004), Chief Financial Officer (2001-2003), Vice President, Finance and Controller (1999-2001) and Assistant Controller (1997-1999), divisions of The Thomson Corporation (information services provider); Senior Audit Manager (1994-1997), PricewaterhouseCoopers LLP.	241	Board Member and Treasurer, Our Daily Bread Ministries Canada (2015-Present); Board and Finance Committee Member, West Michigan Youth For Christ (2010-Present).

Donald H. Wilson—1959 c/o Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chairman of the Board and Trustee	Chairman since 2012; Trustee since 2006	Chairman, President and Chief Executive Officer, McHenry Bancorp Inc. and McHenry Savings Bank (subsidiary) (2018-Present); Chairman and Chief Executive Officer, Stone Pillar Advisors, Ltd. (advisory services to the financial sector) (2010-Present); formerly, President and Chief Executive Officer, Stone Pillar Investments, Ltd. (2016-2018); Chairman, President and Chief Executive Officer, Community Financial Shares, Inc. and Community Bank—Wheaton/Glen Ellyn (subsidiary) (2013-2015); Chief Operating Officer, AMCORE Financial, Inc. (bank holding company) (2007-2009); Executive Vice President and Chief Financial Officer, AMCORE Financial, Inc. (2006-2007); Senior Vice President and Treasurer, Marshall & Ilsley Corp. (bank holding company) (1995-2006).	241	Director, Penfield Children’s Center (2004-present); Board Chairman, Gracebridge Alliance, Inc. (2015-present).

*	This is the date the Independent Trustee began serving the Trust. Each Independent Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

60

Trustees and Officers (continued)

The Interested Trustee and the executive officers of the Trust, their term of office and length of time served, their principal business occupations during at least the past five years, the number of portfolios in the Fund Complex (as defined below) overseen by the Interested Trustee and the other directorships, if any, held by the Interested Trustee are shown below.

Name, Address and Year of Birth of Interested Trustee	Position(s) Held with Trust	Term of Office and Length of Time Served*	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex** Overseen by Interested Trustee	Other Directorships Held by Interested Trustee During the Past 5 Years
Kevin M. Carome—1956 Invesco Ltd. Two Peachtree Pointe, 1555 Peachtree St., N.E., Suite 1800 Atlanta, GA 30309	Trustee	Since 2010	Senior Managing Director, Secretary and General Counsel, Invesco Ltd. (2007-Present); Director, Invesco Advisers, Inc. (2009-Present); Director (2006-Present) and Executive Vice President (2008–Present), Invesco North American Holdings, Inc.; Executive Vice President (2008–Present), Invesco Investments (Bermuda) Ltd.; Manager, Horizon Flight Works LLC, and Director, Invesco Finance PLC (2011- Present); Director and Secretary (2012–Present), Invesco Services (Bahamas) Private Limited; and Director and Executive Vice President (2014–Present), INVESCO Asset Management (Bermuda) Ltd.; formerly, Director and Executive Vice President, Invesco Finance, Inc. (2011-2018); Director (2006-2018) and Executive Vice President (2008–2018), Invesco Group Services, Inc., Invesco Holding Company (US), Inc.; Director, Invesco Holding Company Limited (2007-2018); Director and Chairman, INVESCO Funds Group, Inc., Senior Vice President, Secretary and General Counsel, Invesco Advisers, Inc. (2003-2006); Director, Invesco Investments (Bermuda) Ltd. (2008-2016); Senior Vice President and General Counsel, Liberty Financial Companies, Inc. (2000-2001); General Counsel of certain investment management subsidiaries of Liberty Financial Companies, Inc. (1998-2000); Associate General Counsel, Liberty Financial Companies, Inc. (1993-1998); Associate, Ropes & Gray LLP.	241	None

*	This is the date the Interested Trustee began serving the Trust. The Interested Trustee serves an indefinite term, until his successor is elected.
**	Fund Complex includes all open- and closed-end funds (including all of their portfolios) advised by the Adviser and any affiliated person of the Adviser.

61

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Daniel E. Draper—1968 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	President and Principal Executive Officer	Since 2015	Chief Executive Officer, Manager and Principal Executive Officer, Invesco Specialized Products, LLC (2018-Present); President and Principal Executive Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2015-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Chief Executive Officer and Principal Executive Officer (2016-Present) and Managing Director (2013-Present), Invesco Capital Management LLC; Senior Vice President, Invesco Distributors, Inc. (2014-Present); formerly, Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-2015) and Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2015); Managing Director, Credit Suisse Asset Management (2010-2013) and Lyxor Asset Management/Societe Generale (2007-2010).

Kelli Gallegos—1970 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President and Treasurer	Since 2018	Assistant Treasurer, Invesco Specialized Products, LLC (2018-Present); Vice President and Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2018-Present); Principal Financial and Accounting Officer-Pooled Investments, Invesco Capital Management LLC (2018-Present); Vice President, Principal Financial Officer (2016-Present) and Assistant Treasurer (2008-Present), The Invesco Funds; formerly, Assistant Treasurer Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2012-2018), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-2018) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-2018); Assistant Treasurer, Invesco Capital Management LLC (2013-2018); and Assistant Vice President, The Invesco Funds (2008-2016).

Peter Hubbard—1981 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2009	Vice President, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Vice President and Director of Portfolio Management, Invesco Capital Management LLC (2010-Present); formerly, Vice President of Portfolio Management, Invesco Capital Management LLC (2008-2010); Portfolio Manager, Invesco Capital Management LLC (2007-2008); Research Analyst, Invesco Capital Management LLC (2005-2007); Research Analyst and Trader, Ritchie Capital, a hedge fund operator (2003-2005).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

62

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
Sheri Morris—1964 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2012	President and Principal Executive Officer, The Invesco Funds (2016-Present); Treasurer, The Invesco Funds (2008-Present); Vice President, Invesco Advisers, Inc. (formerly known as Invesco Institutional (N.A.), Inc.) (registered investment adviser) (2009-Present) and Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2012-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); formerly, Vice President and Principal Financial Officer, The Invesco Funds (2008-2016); Treasurer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust and Invesco Actively Managed Exchange-Traded Fund Trust (2011-2013); Vice President, Invesco Aim Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.; Assistant Vice President and Assistant Treasurer, The Invesco Funds and Assistant Vice President, Invesco Advisers, Inc., Invesco Aim Capital Management, Inc. and Invesco Aim Private Asset Management, Inc.

Anna Paglia—1974 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Secretary	Since 2011	Secretary, Invesco Specialized Products, LLC (2018-Present); Secretary, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2011-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2015-Present); Head of Legal (2010-Present) and Secretary (2015-Present), Invesco Capital Management LLC; Manager and Assistant Secretary, Invesco Indexing LLC (2017-Present); formerly, Partner, K&L Gates LLP (formerly, Bell Boyd & Lloyd LLP) (2007-2010); Associate Counsel at Barclays Global Investors Ltd. (2004-2006).

Rudolf E. Reitmann—1971 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Vice President	Since 2013	Head of Global Exchange Traded Funds Services, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust (2013-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Head of Global Exchange Traded Funds Services, Invesco Capital Management LLC (2013-Present); Vice President, Invesco Capital Markets, Inc. (2018-Present).

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

63

Trustees and Officers (continued)

Name, Address and Year of Birth of Executive Officers	Position(s) Held with Trust	Length of Time Served*	Principal Occupation(s) During Past 5 Years
David Warren—1957 Invesco Canada Ltd. 5140 Yonge Street, Suite 800 Toronto, Ontario M2N 6X7	Vice President	Since 2009	Manager, Invesco Specialized Products, LLC (2018-Present); Vice President, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, and Invesco Actively Managed Exchange-Traded Fund Trust (2009-Present), Invesco Actively Managed Exchange-Traded Commodity Fund Trust (2014-Present) and Invesco Exchange-Traded Self-Indexed Fund Trust (2016-Present); Managing Director—Chief Administrative Officer, Americas, Invesco Capital Management LLC; Senior Vice President, Invesco Advisers, Inc. (2009-Present); Director, Invesco Inc. (2009-Present); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2011-Present); Chief Administrative Officer, North American Retail, Invesco Ltd. (2007-Present); Director, Invesco Corporate Class Inc. (2014-Present); Director, Invesco Global Direct Real Estate Feeder GP Ltd. (2015-Present); Director, Invesco Canada Holdings Inc. (2002-Present); Director, Invesco Financial Services Ltd. / Services Financiers Invesco Ltée and Trimark Investments Ltd./Placements Trimark Ltée (2014-Present); Director, Invesco IP Holdings (Canada) Ltd. (2016-Present); Director, Invesco Global Direct Real Estate GP Ltd. (2015-Present); formerly, Senior Vice President, Invesco Management Group, Inc. (2007-2018); Executive Vice President and Chief Financial Officer, Invesco Inc. (2009-2015); Director, Executive Vice President and Chief Financial Officer, Invesco Canada Ltd. (formerly, Invesco Trimark Ltd.) (2000-2011).

Melanie Zimdars—1976 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	Chief Compliance Officer	Since 2017	Chief Compliance Officer, Invesco Specialized Products, LLC (2018-Present); Chief Compliance Officer, Invesco Capital Management LLC (2017-Present); Chief Compliance Officer, Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (2017-Present); formerly, Vice President and Deputy Chief Compliance Officer at ALPS Holding, Inc. (2009-2017); Mutual Fund Treasurer/Chief Financial Officer at Wasatch Advisors, Inc. (2005-2008); Compliance Officer, U.S. Bancorp Fund Services, LLC (2001-2005).

Availability of Additional Information About the Trustees

The Statement of Additional Information includes additional information about the Trustees and is available, without charge, upon request at (800) 983-0903.

*	This is the date each Officer began serving the Trust. Each Officer serves an indefinite term, until his or her successor is elected.

64

Board Considerations Regarding Continuation of Investment Advisory Agreement

At a meeting held on April 11, 2019, the Board of Trustees of the Invesco Exchange-Traded Fund Trust (the “Trust”), including the Independent Trustees, approved the continuation of the Investment Advisory Agreement between Invesco Capital Management LLC (the “Adviser”) and the Trust for the following 24 series (each, a “Fund” and together, the “Funds”):

Invesco Dow Jones Industrial Average Dividend ETF

Invesco NASDAQ Internet ETF

Invesco Raymond James SB-1 Equity ETF

Invesco S&P 500 BuyWrite ETF

Invesco S&P 500® Equal Weight Consumer Discretionary ETF

Invesco S&P 500® Equal Weight Consumer Staples ETF

Invesco S&P 500® Equal Weight Energy ETF

Invesco S&P 500® Equal Weight ETF

Invesco S&P 500® Equal Weight Financials ETF

Invesco S&P 500® Equal Weight Health Care ETF

Invesco S&P 500® Equal Weight Industrials ETF

Invesco S&P 500® Equal Weight Materials ETF

Invesco S&P 500® Equal Weight Real Estate ETF

Invesco S&P 500® Equal Weight Technology ETF

Invesco S&P 500® Equal Weight Utilities ETF

Invesco S&P 500® Pure Growth ETF

Invesco S&P 500® Pure Value ETF

Invesco S&P 500® Top 50 ETF

Invesco S&P MidCap 400® Equal Weight ETF

Invesco S&P MidCap 400® Pure Growth ETF

Invesco S&P MidCap 400® Pure Value ETF

Invesco S&P SmallCap 600® Equal Weight ETF

Invesco S&P SmallCap 600® Pure Growth ETF

Invesco S&P SmallCap 600® Pure Value ETF

The Trustees reviewed information from the Adviser describing: (i) the nature, extent and quality of services provided, (ii) the investment performance of the Funds and the Adviser, (iii) the fees paid by the Funds and comparisons to amounts paid by other comparable registered investment companies, (iv) the costs of services provided and estimated profits realized by the Adviser, (v) the extent to which economies of scale may be realized as a Fund grows and whether fee levels reflect any possible economies of scale for the benefit of Fund shareholders, and (vi) any further benefits realized by the Adviser from its relationships with the Funds.

Nature, Extent and Quality of Services. In evaluating the nature, extent and quality of the Adviser’s services, the Trustees reviewed information concerning the functions performed by the Adviser for the Funds, information describing the Adviser’s current organization and staffing, including operational support provided by the Adviser’s parent organization, Invesco Ltd. (“Invesco”), and the background and experience of the persons responsible for the day-to-day management of the Funds. The Trustees reviewed matters related to the Adviser’s execution and/or oversight of execution of portfolio transactions on behalf of the Funds.

The Trustees also reviewed information on the performance of the Funds and their underlying indexes for the one-year, three-year, five-year, ten-year and since-inception periods ended December 31, 2018, as applicable, including reports for each of those periods on the correlation and tracking error between each Fund’s performance and the performance of its underlying index, as well as the Adviser’s analysis of the tracking error between the Funds and their underlying indexes. In reviewing the tracking error reports, the Trustees considered information provided by Invesco’s Global Performance Measurement and Risk Group, an independent organization within Invesco, with respect to general expected tracking error ranges. The Trustees also considered that certain Funds were created in connection with the purchase by Invesco of the exchange-traded funds business of Guggenheim Capital LLC (the “Transaction”) and that such Funds’ performance prior to the closing of the Transaction on April 6, 2018 is that of their predecessor Guggenheim ETFs. The Trustees noted that, for each applicable period, the correlation and tracking error for each Fund were within the targeted range set forth in the Trust’s registration statement and concluded that each Fund was correlated to its underlying index and that the tracking error for each Fund was within an acceptable range given that Fund’s particular circumstances.

The Trustees also considered the services provided by the Adviser in its oversight of the Funds’ administrator, custodian and transfer agent. They noted the significant amount of time, effort and resources that had been devoted to this oversight function.

Based on their review, the Trustees concluded that the nature, extent and quality of services provided by the Adviser to the Funds under the Investment Advisory Agreement were appropriate and reasonable.

Fees, Expenses and Profitability. The Trustees reviewed and discussed the information provided by the Adviser on each Fund’s net expense ratio and unitary advisory fee, as compared to information compiled by the Adviser from Lipper Inc. databases on the net expense ratios of comparable exchange-traded funds (“ETFs”), open-end (non-ETF) index funds and open-end (non-ETF) actively-managed funds. The Trustees noted that the annual unitary advisory fee charged to each Fund is as follows, with the Adviser paying all

65

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

other operating expenses of each Fund, except that each Fund pays its own distribution fees, if any, brokerage expenses, taxes, interest, litigation expenses, acquired fund fees and expenses, if any, and other extraordinary expenses:

●	0.75% of the Fund’s average daily net assets for Invesco Raymond James SB-1 Equity ETF;

●	0.60% of the Fund’s average daily net assets for Invesco NASDAQ Internet ETF;

●	0.49% of the Fund’s average daily net assets for Invesco S&P 500 BuyWrite ETF (The Trustees noted that prior to July 1, 2018, the Fund’s annual unitary advisory fee was 0.75%.);

●

0.35% of the Fund’s average daily net assets for each of Invesco S&P 500® Pure Growth ETF, Invesco S&P 500® Pure Value ETF, Invesco S&P MidCap 400® Pure Growth ETF, Invesco S&P MidCap 400® Pure Value ETF, Invesco S&P SmallCap 600® Pure Growth ETF and Invesco S&P SmallCap 600® Pure Value ETF;

●	0.20% of the Fund’s average daily net assets for each of Invesco S&P 500® Equal Weight ETF and Invesco S&P 500® Top 50 ETF;

●

0.07% of the Fund’s average daily net assets for Invesco Dow Jones Industrial Average Dividend ETF (The Trustees noted that prior to September 24, 2018, the Fund’s annual unitary advisory fee was 0.30%.); and

●	0.40% of the Fund’s average daily net assets for each other Fund.

The Trustees noted that the Adviser represented that it does not serve as the investment adviser to any clients, other than other ETFs also overseen by the Trustees, with comparable investment strategies as the Funds, but that it provides sub-advisory services to other clients. The Trustees further noted the Adviser’s explanation with respect to the sub-advisory fees it receives for such services in comparison to the advisory fees charged to the Funds. The Trustees noted that the net expense ratios for certain Funds were equal to or lower than the median net expense ratios of their ETF and open-end index peer funds as illustrated in the table below. The Trustees also noted that the net expense ratios for all of the Funds were lower than the median net expense ratios of their open-end actively-managed peer funds.

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco Dow Jones Industrial Average Dividend ETF	X	X	X
Invesco NASDAQ Internet ETF			X
Invesco Raymond James SB-1 Equity ETF			X
Invesco S&P 500 BuyWrite ETF	X	X	X
Invesco S&P 500® Equal Weight Consumer Discretionary ETF	X		X
Invesco S&P 500® Equal Weight Consumer Staples ETF	X		X
Invesco S&P 500® Equal Weight Energy ETF	X		X
Invesco S&P 500® Equal Weight ETF	X	X	X
Invesco S&P 500® Equal Weight Financials ETF	X		X
Invesco S&P 500® Equal Weight Health Care ETF	X		X
Invesco S&P 500® Equal Weight Industrials ETF	X		X
Invesco S&P 500® Equal Weight Materials ETF	X		X
Invesco S&P 500® Equal Weight Real Estate ETF	X		X
Invesco S&P 500® Equal Weight Technology ETF	X		X
Invesco S&P 500® Equal Weight Utilities ETF	X	X	X
Invesco S&P 500® Pure Growth ETF	X	X	X
Invesco S&P 500® Pure Value ETF			X
Invesco S&P 500® Top 50 ETF	X	X	X
Invesco S&P MidCap 400® Equal Weight ETF			X
Invesco S&P MidCap 400® Pure Growth ETF		X	X

66

Board Considerations Regarding Continuation of Investment Advisory Agreement (continued)

Invesco Fund	Equal to/Lower than ETF Median	Equal to/Lower than Open-End Index Fund Median	Equal to/Lower than Open-End Active Fund Median
Invesco S&P MidCap 400® Pure Value ETF		X	X
Invesco S&P SmallCap 600® Equal Weight ETF			X
Invesco S&P SmallCap 600® Pure Growth ETF		X	X
Invesco S&P SmallCap 600® Pure Value ETF		X	X

The Trustees determined that each Fund’s unitary advisory fee was reasonable, noting the nature of the indexes, the distinguishing factors of the Funds, and the administrative, operational and management oversight costs for the Adviser. The Trustees also noted that a portion of each Fund’s operating expenses was attributable to a license fee payable out of the unitary advisory fee charged to that Fund. The Board concluded that the unitary advisory fee charged to each Fund was reasonable and appropriate in light of the services provided.

In conjunction with their review of the unitary advisory fees, the Trustees considered information provided by the Adviser on the revenues received by the Adviser under the Investment Advisory Agreement for the Funds. The Trustees reviewed information provided by the Adviser on its overall profitability, as well as the estimated profitability to the Adviser from its relationship to each Fund. The Trustees concluded that the overall and estimated profitability to the Adviser was not unreasonable.

Economies of Scale and Whether Fee Levels Reflect These Economies of Scale. The Trustees reviewed the information provided by the Adviser as to the extent to which economies of scale may be realized as each Fund grows and whether fee levels reflect economies of scale for the benefit of shareholders. The Trustees reviewed each Fund’s asset size and unitary advisory fee. The Trustees noted that any reduction in fixed costs associated with the management of the Funds would be enjoyed by the Adviser, but a unitary advisory fee provides a level of certainty in expenses for the Funds. The Trustees considered whether the unitary advisory fee rate for each Fund was reasonable in relation to the asset size of that Fund, and concluded that the unitary advisory fee was reasonable and appropriate.

The Trustees noted that the Adviser had not identified any further benefits that it derived from its relationships with the Funds and had noted that it does not have any soft-dollar arrangements.

Based on all of the information considered and the conclusions reached, the Board, including the Independent Trustees, determined to approve the continuation of the Investment Advisory Agreement for each Fund. No single factor was determinative in the Board’s analysis.

67

Proxy Voting Policies and Procedures

A description of the Trust’s proxy voting policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available, without charge and upon request, by calling (800) 983-0903. This information is also available on the Securities and Exchange Commission’s (the “Commission”) website at www.sec.gov.

Information regarding how each Fund voted proxies for portfolio securities, if applicable, during the most recent 12-month period ended June 30, is available, without charge and upon request, by (i) calling (800) 983-0903; or (ii) accessing the Trust’s Form N-PX on the Commission’s website at www.sec.gov.

Quarterly Portfolios

The Trust files its complete schedule of portfolio holdings for the Funds with the Commission for the first and third quarters of each fiscal year on Form N-Q (or any successor Form). The Trust’s Forms N-Q (or any successor Form) are available on the Commission’s website at www.sec.gov.

Frequency Distribution of Discounts and Premiums

A table showing the number of days the market price of each Fund’s shares was greater than the Fund’s net asset value, and the number of days it was less than the Fund’s net asset value (i.e., premium or discount) for the most recently completed calendar year, and the calendar quarters since that year end (or the life of the Fund, if shorter) may be found at the Fund’s website at www.invesco.com/ETFs.

©2019 Invesco Capital Management LLC 3500 Lacey Road, Suite 700 Downers Grove, IL 60515	P-TRST1-AR-3	invesco.com/ETFs

Item 2. Code of Ethics.

The Registrant has adopted a Code of Ethics that applies to the Registrant’s principal executive officer and principal financial officer. This Code is filed as an exhibit to this report on Form N-CSR under Item 12(a)(1). No substantive amendments to this Code were made during the reporting period. There were no waivers for the fiscal year ended April 30, 2019.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees (the “Board”) has determined that the Registrant has three “audit committee financial experts” serving on its audit committee (the “Audit Committee”) : Mr. Marc M. Kole, Mr. Gary R. Wicker and Mr. Donald H. Wilson. Each of these Audit Committee members is “independent,” meaning that he is not an “interested person” of the Registrant (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) and he does not accept any consulting, advisory, or other compensatory fee from the Registrant (except in his capacity as a Board or committee member).

An “audit committee financial expert” is not an “expert” for any purpose, including for purposes of Section 11 of the Securities Act of 1933, as a result of being designated as an “audit committee financial expert.” Further, the designation of a person as an “audit committee financial expert” does not mean that person has any greater duties, obligations, or liability than those imposed on a person without the “audit committee financial expert” designation. Similarly, the designation of a person as an “audit committee financial expert” does not affect the duties, obligations, or liability of any other member of the Audit Committee or the Board .

Item 4. Principal Accountant Fees and Services.

(a) to (d)

Fees Billed by PwC to the Registrant

PricewaterhouseCoopers LLP (“PwC”), the Registrant’s independent registered public accounting firm, billed the Registrant aggregate fees for services rendered to the Registrant for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all audit and non-audit services provided to the Registrant.

	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2019	Fees Billed by PwC for Services Rendered to the Registrant for fiscal year end 2018

Audit Fees	$ 962,030	$ 988,040
Audit-Related Fees	$ 0	$ 0
Tax Fees(1)	$ 472,745	$ 429,980
All Other Fees	$ 0	$ 0
Total Fees	$ 1,434,775	$ 1,418,020

(1)        Tax Fees for the fiscal year ended April 30, 2019 include fees billed for reviewing tax returns, 2018 excise tax returns and excise tax distributions calculations and reviewing the final tax returns for the three 2019 liquidated funds. Tax Fees for the fiscal year ended April 30, 2018 included fees billed for reviewing tax returns, 2017 excise tax returns and excise tax distribution calculations.

Fees Billed by PwC Related to Invesco and Invesco Affiliates

PwC billed Invesco Capital Management LLC (“Invesco” or “Adviser”), the Registrant’s investment adviser, and any entity controlling, controlled by or under common control with Invesco that provides ongoing services to the Registrant (“Affiliates”), aggregate fees for pre-approved non-audit services rendered to Invesco and Affiliates for the last two fiscal years as shown in the following table. The Audit Committee pre-approved all non-audit services provided to Invesco and Affiliates that were required to be pre-approved.

	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2019 That Were Required to be Pre-Approved by the Registrant’s Audit Committee	Fees Billed for Non-Audit Services Rendered to Invesco and Affiliates for fiscal year end 2018 That Were Required to be Pre-Approved by the Registrant’s Audit Committee
Audit-Related Fees (1)	$ 690,000	$ 662,000
Tax Fees	$ 0	$ 0
All Other Fees (2)	$ 0	$ 526,000
Total Fees	$ 690,000	$ 1,188,000

(1)

Audit-Related Fees for the year end 2019 include fees billed related to reviewing controls at a service organization. Audit-Related Fees for the year end 2018 included fees billed related to reviewing controls at a service organization.

(2)	All Other Fees for the fiscal year end 2018 included fees billed related to assessments of the company’s current state analysis against regulatory requirements.

(e) (1) Audit Committee Pre Approval Policies and Procedures

Pre-Approval of Audit and Non-Audit Services Policies and Procedures

As Adopted by the Audit Committee of the Invesco ETFs

Applicable to

Invesco Exchange-Traded Fund Trust, Invesco Exchange-Traded Fund Trust II, Invesco  India Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Fund Trust, Invesco Actively Managed Exchange-Traded Commodity Fund Trust and Invesco Exchange-Traded Self-Indexed Fund Trust (collectively the “Funds”)

Risk Addressed by Policy	Approval of Audit and Non-Audit Services
Relevant Law and Other Sources	Sarbanes-Oxley Act of 2002; Regulation S-X.
Last Reviewed by Compliance for Accuracy	June 15, 2018
Approved/Adopted Date	June 2009

Statement of Principles

Under the Sarbanes-Oxley Act of 2002 and rules adopted by the Securities and Exchange Commission (“SEC”) (“Rules”), the Audit Committee of the Funds’ (the “Audit Committee”) Board of Trustees (the “Board”) is responsible for the appointment, compensation and oversight of the work of independent accountants (an “Auditor”). As part of this responsibility and to assure that the Auditor’s independence is not impaired, the Audit Committee pre-approves the audit and non-audit services provided to the Funds by each Auditor, as well as all non-audit services provided by the Auditor to the Funds’ investment adviser and to affiliates of the adviser that provide ongoing services to the Funds (“Service Affiliates”) if the services directly impact the Funds’ operations or financial reporting. The SEC Rules also specify the types of services that an Auditor may not provide to its audit client. The following policies and procedures comply with the requirements for pre-approval and provide a mechanism by which management of the Funds may request and secure pre-approval of audit and non-audit services in an orderly manner with minimal disruption to normal business operations.

Proposed services either may be pre-approved without consideration of specific case-by-case services by the Audit Committee (“general pre-approval”) or require the specific pre-approval of the Audit Committee (“specific pre-approval”). As set forth in these policies and procedures, unless a type of service has received general pre-approval, it will require specific pre-approval by the Audit Committee. Additionally, any fees exceeding 110% of estimated pre-approved fee levels provided at the time the service was pre-approved will also require specific approval by the Audit Committee before payment is made. The Audit Committee will also consider the impact of additional fees on the Auditor’s independence when determining whether to approve any additional fees for previously pre-approved services.

The Audit Committee will annually review and generally pre-approve the services that may be provided by each Auditor without obtaining specific pre-approval from the Audit Committee. The term of any general pre-approval runs from the date of such pre-approval through June 30th of the following year, unless the Audit Committee considers a different period and states otherwise. The Audit Committee will add to or subtract from the list of general pre-approved services from time to time, based on subsequent determinations.

The purpose of these policies and procedures is to set forth the guidelines to assist the Audit Committee in fulfilling its responsibilities.

Delegation

The Chairman of the Audit Committee (or, in his or her absence, any member of the Audit Committee) may grant specific pre-approval for non-prohibited services. All such delegated pre-approvals shall be presented to the Audit Committee no later than the next Audit Committee meeting.

Audit Services

The annual Audit services engagement terms will be subject to specific pre-approval of the Audit Committee. Audit services include the annual financial statement audit and other procedures such as tax provision work that is required to be performed by the independent auditor to be able to form an opinion on the Funds’ financial statements. The Audit Committee will obtain, review and consider sufficient information concerning the proposed Auditor to make a reasonable evaluation of the Auditor’s qualifications and independence.

In addition to the annual Audit services engagement, the Audit Committee may grant either general or specific pre-approval of other Audit services, which are those services that only the independent auditor reasonably can provide. Other Audit services may include services such as issuing consents for the inclusion of audited financial statements with SEC registration statements, periodic reports and other documents filed with the SEC or other documents issued in connection with securities offerings.

Non-Audit Services

The Audit Committee may provide either general or specific pre-approval of any non-audit services to the Funds and its Service Affiliates if the Audit Committee believes that the provision of the service will not impair the independence of the Auditor, is consistent with the SEC’s Rules on auditor independence, and otherwise conforms to the Audit Committee’s general principles and policies as set forth herein.

Audit-Related Services

“Audit-related services” are assurance and related services that are reasonably related to the performance of the audit or review of the Funds’ financial statements or that are traditionally performed by the independent auditor. Audit-related services include, among others, accounting consultations related to accounting, financial reporting or disclosure matters not classified as “Audit services”; and assistance with understanding and implementing new accounting and financial reporting guidance from rulemaking authorities.

Tax Services

“Tax services” include, but are not limited to, the review and signing of the Funds’ federal tax returns, the review of required distributions by the Funds and consultations regarding tax matters such as the tax treatment of new investments or the impact of new regulations. The Audit Committee will scrutinize carefully the retention of the Auditor in connection with a transaction initially recommended by the Auditor, the major business purpose of which may be tax avoidance or the tax treatment of which may not be supported in the Internal Revenue Code and related regulations. The Audit Committee will consult with the Funds’ Treasurer (or his or her designee) and may consult with outside counsel or advisors as necessary to ensure the consistency of Tax services rendered by the Auditor with the foregoing policy.

No Auditor shall represent any Fund or any Service Affiliate before a tax court, district court or federal court of claims.

Under rules adopted by the Public Company Accounting Oversight Board and approved by the SEC, in connection with seeking Audit Committee pre-approval of permissible Tax services, the Auditor shall:

1.	Describe in writing to the Audit Committee, which writing may be in the form of the proposed engagement letter:

a.	The scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the Fund, relating to the service; and

b.	Any compensation arrangement or other agreement, such as a referral agreement, a referral fee or fee-sharing arrangement, between the Auditor and any person (other than the Fund) with respect to the promoting, marketing, or recommending of a transaction covered by the service;

2. Discuss with the Audit Committee the potential effects of the services on the independence of the Auditor; and

3. Document the substance of its discussion with the Audit Committee.

All Other Auditor Services

The Audit Committee may pre-approve non-audit services classified as “All other services” that are not categorically prohibited by the SEC, as listed in Exhibit 1 to this policy.

Pre-Approval Fee Levels or Established Amounts

Pre-approval of estimated fees or established amounts for services to be provided by the Auditor under general or specific pre-approval policies will be set periodically by the Audit Committee. Any proposed fees exceeding 110% of the maximum estimated pre-approved fees or established amounts for pre-approved audit and non-audit services will be reported to the Audit Committee at the quarterly Audit Committee meeting and will require specific approval by the Audit Committee before payment is made. The Audit Committee will always factor in the overall relationship of fees for audit and non-audit services in determining whether to pre-approve any such services and in determining whether to approve any additional fees exceeding 110% of the maximum pre-approved fees or established amounts for previously pre-approved services.

Procedures

On an annual basis, the Auditor will submit to the Audit Committee for general pre-approval, a list of non-audit services that the Funds or Service Affiliates of the Funds may request from the Auditor. The list will describe the non-audit services in reasonable detail and will include an estimated range of fees and such other information as the Audit Committee may request.

Each request for services to be provided by the Auditor under the general pre-approval of the Audit Committee will be submitted to the Funds’ Treasurer (or his or her designee) and must include a detailed description of the services to be rendered. The Treasurer or his or her designee will ensure that such services are included within the list of services that have received the general pre-approval of the Audit Committee.

Each request to provide services that require specific approval by the Audit Committee shall be submitted to the Audit Committee jointly by the Funds’ Treasurer or his or her designee and the Auditor, and must include a joint statement that, in their view, such request is consistent with the pre-approval policies and procedures and the SEC Rules.

Each request to provide Tax services under either the general or specific pre-approval of the Audit Committee will describe in writing: (i) the scope of the service, the fee structure for the engagement, and any side letter or amendment to the engagement letter, or any other agreement between the Auditor and the audit client, relating to the service; and (ii) any compensation arrangement or other agreement between the Auditor and any person (other than the audit client) with respect to the promoting, marketing, or recommending of a transaction covered by the service. The Auditor will discuss with the Audit Committee the potential effects of the services on the Auditor’s independence and will document the substance of the discussion.

Non-audit services pursuant to the de minimis exception provided by the SEC Rules will be promptly brought to the attention of the Audit Committee for approval, including documentation that each of the conditions for this exception, as set forth in the SEC Rules, has been satisfied.

On at least an annual basis, the Auditor will prepare a summary of all the services provided to any entity in the investment company complex as defined in section 2-01(f)(14) of Regulation S-X in sufficient detail as to the nature of the engagement and the fees associated with those services.

The Audit Committee has designated the Funds’ Treasurer to monitor the performance of all services provided by the Auditor and to ensure such services are in compliance with these policies and procedures. The Funds’ Treasurer will report to the Audit Committee on a periodic basis as to the results of such monitoring. Both the Funds’ Treasurer and management will immediately report to the Chairman of the Audit Committee any breach of these policies and procedures that comes to the attention of the Funds’ Treasurer or senior management.

Adopted:      June 26, 2009

Amended:    June 15, 2018

Exhibit 1 to Pre-Approval of Audit and Non-Audit Services Policies and Procedures

Conditionally Prohibited Non-Audit Services (not prohibited if the Fund can reasonably conclude that the results of the service would not be subject to audit procedures in connection with the audit of the Fund’s financial statements)

•	Bookkeeping or other services related to the accounting records or financial statements of the audit client
•	Financial information systems design and implementation
•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports
•	Actuarial services
•	Internal audit outsourcing services

Categorically Prohibited Non-Audit Services

•	Management functions
•	Human resources
•	Broker-dealer, investment adviser, or investment banking services
•	Legal services
•	Expert services unrelated to the audit
•	Any service or product provided for a contingent fee or a commission
•	Services related to marketing, planning, or opining in favor of the tax treatment of confidential transactions or aggressive tax position transactions, a significant purpose of which is tax avoidance
•	Tax services for persons in financial reporting oversight roles at the Fund
•	Any other service that the Public Company Oversight Board determines by regulation is impermissible.

(e)(2)	There were no amounts that were pre-approved by the Audit Committee pursuant to the de minimus exception under Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)	In addition to the amounts shown in the tables above, PwC billed Invesco and Affiliates aggregate fees of $2,123,000 for the fiscal year ended April 30, 2019 and $2,004,000 for the fiscal year ended April 30, 2018 for non-audit services not required to be pre-approved by the Registrant’s Audit Committee. In total, PwC billed the Registrant, Invesco and Affiliates aggregate non-audit fees of $3,285,745 for the fiscal year ended 2019, and $3,707,000 for the fiscal year ended 2018.

(h)

With respect to the non-audit services above billed to Invesco and Affiliates that were not required to be pre-approved by the Registrant’s Audit Committee, the Audit Committee received information from PwC about such services, including by way of comparison, that PwC provided audit services to entities within the Investment Company Complex, as defined by Rule 2-01(f)(14) of Regulation S-X, of approximately $29 million and non-audit services of approximately $17 million for the fiscal year ended 2019. The Audit Committee considered this information in evaluating PwC’s independence.

PwC informed the Audit Committee that it has identified an issue related to its independence under Rule 2-01(c)(1)(ii)(A) of Regulation S-X (referred to as the “Loan Rule”). The Loan Rule prohibits accounting firms, such as PwC, from being deemed independent if they have certain financial relationships with their audit clients or certain affiliates of those clients. The Registrant is required under various securities laws to have its financial statements audited by an independent accounting firm.

The Loan Rule specifically provides that an accounting firm would not be independent if it receives a loan from a lender that is a record or beneficial owner of more than ten percent of an audit client’s equity securities. For purposes of the Loan Rule, audit clients include the Registrant as well as all registered investment companies advised by the Adviser and its affiliates, including other subsidiaries of the Adviser’s parent company, Invesco Ltd. (collectively, the “Invesco Fund Complex”). PwC informed the Audit Committee it has relationships with lenders who hold, as record owner, more than ten percent of the shares of certain funds within the Invesco Fund Complex. These relationships call into question PwC’s independence under the Loan Rule with respect to those funds, as well as all other funds in the Invesco Fund Complex.

On June 20, 2016, the SEC Staff issued a “no-action” letter to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter) related to the audit independence issue described above. In that letter, the SEC confirmed that it would not recommend enforcement action against a fund that relied on audit services performed by an audit firm that was not in compliance with the Loan Rule in certain specified circumstances. On June 18, 2019, the SEC adopted amendments to the Loan Rule (the “Amendments”) addressing many of the issues that led to the issuance of the no-action letter. The Amendments will become effective and supersede the no-action letter 90 days after publication in the Federal Register.

In an August 18, 2016 letter, and in subsequent communications, PwC affirmed to the Audit Committee that, as of the date of the letter and the subsequent communications, respectively, PwC is an independent accountant with respect to the Registrant within the meaning of PCAOB Rule 3520. In its letter and in its subsequent communications, PwC also informed the Audit Committee that, after evaluating the facts and circumstances and the applicable independence rules, PwC has concluded that with regard to its compliance with the independence criteria set forth in the rules and regulations of the SEC related to the Loan Rule, it believes that it remains objective and impartial despite matters that may ultimately be determined to be inconsistent with these criteria and therefore it can continue to serve as the Registrant’s registered public accounting firm. PwC has advised the Audit Committee that this conclusion is based in part on the following considerations: (1) the lenders to PwC have no influence over any fund, or other entity within the Invesco Fund Complex, or its Adviser; (2) none of the officers or trustees of the Invesco Fund Complex whose shares are owned by PwC lenders are associated with those lenders; (3) PwC understands that the shares held by PwC lenders are held for the benefit of and on behalf of its policy owners/end investors; (4) investments in funds such as the Invesco Fund Complex funds are passive; (5) the PwC lenders are part of various syndicates of unrelated lenders; (6) there have been no changes to the loans in question since the origination of each respective note; (7) the debts are in good standing and no lender has the right to take action against PwC, as borrower, in connection with the financings; (8) the debt balances with each lender are immaterial to PwC and to each lender; and (9) the PwC audit engagement team has no involvement in PwC’s treasury function and PwC’s treasury function has no oversight of or ability to influence the PwC audit engagement team. In addition, PwC has communicated that the lending relationships appear to be consistent with the lending relationships described in the no-action letter and that they are not aware of other relationships that would be implicated by the Loan Rule. In addition to relying on PwC’s August 18, 2016 letter and subsequent communications regarding its independence, the Registrant intends to rely upon the no-action letter.

If in the future the independence of PwC is called into question under the Loan Rule by circumstances that are not addressed in the SEC’s no-action letter, the Registrant may need to take other action in order for the Registrant’s filings with the SEC containing financial statements to be deemed compliant with applicable securities laws. Such additional actions could result in additional costs, impair the ability of the Registrant to issue new shares or have other material adverse effects on the Registrant. The SEC no-action relief was initially set to expire 18 months from issuance, but has been extended by the SEC without an expiration date, except that the no-action letter will be withdrawn upon the effectiveness of the Amendments.

During the reporting period, PwC advised the Registrant’s Audit Committee of the following matters for consideration under the SEC auditor independence rules. PwC advised the Audit Committee that a PwC Manager, a PwC Senior Manager and a PwC Partner each held financial interests either directly or, in the case of the PwC Partner, indirectly through her spouse’s equivalent brokerage account, in investment companies within the Invesco Fund Complex that were inconsistent with the requirements of Rule 2-01(c)(1) of Regulation S-X. PwC noted, among other things, that during the time of its audit, the engagement team was not aware of the investments, the individuals were not in the chain of command of the audit or the audit partners of Invesco or the affiliates of the Registrant, the services each individual provided were not relied upon by the audit engagement team with respect to the audit of the Registrant or its affiliates or, in the case of the PwC Partner, the individual did not provide any services to the Registrant or its affiliates, and the investments were not material to the net worth of each individual or their respective immediate family members which they considered in reaching their conclusion. PwC advised the Audit Committee that it believes its objectivity and impartiality has not been adversely affected by these matters as they relate to the audit of the Registrant

Item 5. Audit Committee of Listed Registrants.

(a)

The Registrant has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, which consists solely of independent trustees. The Audit Committee members are: Marc M. Kole, Gary R. Wicker, and Donald H. Wilson.

(b)	Not applicable

Item 6. Schedule of Investments.

(a)	The Schedules of Investments are included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Board that would require disclosure herein.

Item 11. Controls and Procedures.

(a)

Based on their evaluation of the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) as of a date within 90 days of the filing date of this report, the Registrant’s President (principal executive officer) and Treasurer (principal financial officer) have concluded that such disclosure controls and procedures are effective.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.	Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)	Code of Ethics is attached as Exhibit 99.CODEETH.

(a)(2)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 and Section 302 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.CERT.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)

Certifications of the Registrant’s President and Treasurer pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 and Section 906 of the Sarbanes-Oxley Act of 2002 are attached as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Invesco Exchange-Traded Fund Trust

By:   /s/ Daniel E. Draper

Name: Daniel E. Draper

Title:   President

Date:   July 8, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:   /s/ Daniel E. Draper

Name: Daniel E. Draper

Title:   President

Date:   July 8, 2019

By: /s/ Kelli Gallegos

Name: Kelli Gallegos

Title:   Treasurer

Date:   July 8, 2019